UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22613

Curian Variable Series Trust
(Exact name of registrant as specified in charter)

7601 Technology Way, Denver, Colorado			80237
(Address of principal executive offices)			(Zip code)

Daniel W. Koors Jackson National Asset Management, LLC 225 West Wacker Drive, Suite 1200 Chicago, Illinois 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(312) 338-5800

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

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IIS10523 01/14

ANNUAL REPORT

December 31, 2013

Curian Variable Series Trust®

• Master Feeder Funds and Fund of Funds

• Sub-Advised Funds

This report is for the general information of qualified and nonqualified plan participants, as well as contract/policy owners of the Elite Access and Elite Access (NY). Jackson is the marketing name for Jackson National Life Insurance Company (Home Office: Lansing, Michigan) and Jackson National Life Insurance Company® of New York (Home Office: Purchase, New York).

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Curian Variable Series Trust

December 31, 2013

President’s Letter

Dear Fellow Investor,

Enclosed is the annual report for the Curian Variable Series Trust covering the year ended December 31, 2013, together with the Management’s Discussion of Fund Performance for each of the Funds.

Throughout 2013, U.S. equity markets rose as investors drew confidence from an improving economy. The U.S. gross domestic product grew at a 4.1% annual rate in the third quarter, compared to 3.1% growth in the same period last year. The unemployment rate declined by 1.2 percentage points from year end 2012 levels, to close at 6.7% at year end, as an average of 182,000 jobs were added each month. The housing market also showed signs of recovery with increased home sales and reductions in foreclosures.

U.S. equities rallied strongly as 2013 drew to a close, surpassing previous all time highs attained during the first quarter. It maintained this positive trend despite uncertainty due to the 16 day U.S. government shutdown and potential debt ceiling crisis in October as well as the U.S. Federal Reserve’s (“Fed”) December announcement that it will slowly dial back its unprecedented stimulus program in 2014. The steady increase allowed the Standard & Poor’s 500® Index (“S&P 500 Index”) to post 45 record closings in 2013 and its best total return (32.39%) since a 33.36% jump in 1997. During the same period, the Dow Jones Industrial Average’s (“DJIA”) total return was 29.65%, its best return since 1995, and the NASDAQ Composite Index (“NASDAQ”) returned 40.12%.

In a departure from 2012 trends, international equities lagged at the outset of 2013. However, improving economic conditions, particularly in Europe and Japan, spurred positive total returns in 2013 for the Morgan Stanley Capital International (“MSCI”) World Index (26.68%) and the MSCI EAFE Index (22.78%). Emerging markets, however, could not overcome the impact of a strengthening U.S. dollar and fears of economic slowdowns in key countries in these territories, and finished the year down -2.60%, as measured by the MSCI Emerging Markets Index.

Due to improving economic conditions in the U.S. and concerns over a downshifting of the Fed’s stimulus plan, most U.S. fixed income investments posted losses during 2013. U.S. Treasuries delivered a total return of -2.75%, as measured by the Barclays Capital U.S. Treasury Index, and the broader fixed income markets produced a total return of -2.02%, as measured by the Barclays Capital U.S. Aggregate Bond Index.  High-yield corporate bonds were the only positive highlight of the fixed income market, with total return gains of 7.44%, as measured by the Barclays Capital U.S. Corporate High Yield Bond Index.

The performance of the alternatives market was varied, with equity based assets and strategies performing stronger than other sectors. Equity based strategies such as the Hedge Fund Research, Inc. (“HFRI”) Equity Hedged (Total) Index increased by 14.44% in 2013. However, volatile trend patterns negatively impacted the performance of select commodities, currencies and trend following strategies in 2013. On the other hand, listed private equity yielded some of the best results of any asset class with the S&P Listed Private Equity Index returning 37.19%.  Private equity yields were driven by a robust IPO market providing a strong tailwind for company valuations.

The Curian Variable Series Trust consists of 55 investment options available within Jackson National Life Insurance Company’s® variable annuity, Elite Access®. The Curian Capital managed options include tactically managed funds, dynamic risk managed funds and Curian Guidance PortfoliosSM that combine funds managed by other well known investment managers, such as American Funds, Franklin Templeton and PIMCO.

Thank you for choosing Curian Capital for your investment needs.

Michael A. Bell

President and Chief Executive Officer

Curian Variable Series Trust

Curian Guidance Funds

Curian Capital, LLC

(Unaudited)

Market Summary: U.S. equity markets experienced strong returns in 2013, primarily driven by the decision of the U.S. Federal Reserve ("Fed") to maintain its highly accommodative monetary policy of monthly asset purchases, which totaled more than a trillion dollars in aggregate bond buying for the year. In addition, the economy saw modest improvement for the year as reflected in declining unemployment and third quarter GDP growth which reached its highest level in almost two years. Corporate earnings improved, aided by record profit margins and low levels of debt. Inflation also remained benign throughout the year as CPI trends continued to stay below historical averages of the past several decades. Small cap stocks outperformed large cap stocks while growth stocks slightly outperformed value stocks.

U.S. fixed income markets witnessed declining prices for the first time in more than a decade as the Barclays Capital U.S. Aggregate Bond Index posted a negative return for the year. While government short term interest rates remained barely above zero, longer term Treasury bonds experienced increasing yields as the yield on the 10-year U.S. Treasury rose more than a full percentage point to 3.04% to close out the year. The yield curve also steepened considerably as the yield differential between the 2-year Treasury and the 10-year Treasury widened. The spike in interest rates began in the spring when the Fed signaled that it may begin to "taper" its Quantitative Easing program. Within fixed income, high yield bonds and floating rate bonds posted positive returns for the year.

International equity markets posted strong returns for the year, albeit not as robust as domestic returns. In addition, not all regions of the world generated positive results. Eurozone GDP turned positive in the second quarter for the first time in more than a year and sparked optimism that the region's economy was on the mend. Consequently, developed markets in Europe performed well. However, emerging markets suffered declines as this asset class was impacted by midyear concerns of Quantitative Easing tapering by the Fed and investors sought to reduce emerging market exposure and rotate into perceived lower risk assets in other regions of the world.

The HFRI Fund Weighted Composite Index returned 9.15% for the year as the top contributing categories within this index included Event Driven, Equity Hedge and Long/Short Equity. Relative Value and Market Neutral also contributed positively and Global Macro was slightly negative. Commodities posted negative returns for the year while REITS posted low single digit returns.

Portfolio Manager Commentary: Curian Guidance – Interest Rate Opportunities Fund, Curian Guidance – Multi-Strategy Income Fund, Curian Guidance – Equity Income Fund, Curian Guidance – Conservative Fund, Curian Guidance – Moderate Fund, Curian Guidance – Growth Fund, Curian Guidance – Moderate Growth Fund, Curian Guidance – Maximum Growth Fund, Curian Guidance – Tactical Moderate Growth Fund, Curian Guidance – Tactical Maximum Growth Fund, Curian Guidance – Institutional Alt 65 Fund, Curian Guidance – Institutional Alt 100 Conservative Fund, Curian Guidance – Institutional Alt 100 Moderate Fund, Curian Guidance – Institutional Alt 100 Growth Fund, Curian Guidance – International Opportunities Conservative Fund, Curian Guidance – International Opportunities Moderate Fund, Curian Guidance – International Opportunities Growth Fund, Curian Guidance – Equity 100 Fund, Curian Guidance – Fixed Income 100 Fund and Curian Guidance – Real Assets Fund (collectively "Curian Guidance Funds") seek to achieve their investment objectives by investing in shares of a diversified group of affiliated Funds ("underlying funds"). The underlying funds in which each Fund may invest are a separate series of Curian Variable Series Trust and JNL Series Trust. Each Curian Guidance Fund's percentage allocation among the underlying funds are determined by the Adviser based on long term market and economic conditions, historical and expected long term performance of each underlying fund and its related asset class, as well as diversification to control overall Fund risk exposure. Underlying fund returns presented below reflect the actual underlying fund return for the year or since inception of the respective Curian Guidance Fund, unless otherwise noted.

Curian Guidance – Interest Rate Opportunities Fund:

Portfolio Composition†:

Alternative	67.0%
Domestic Fixed Income	25.0
International Fixed Income	8.0
Total Investments	100.0%

†Total Investments as of December 31, 2013

For the period April 29, 2013 through December 31, 2013, Curian Guidance – Interest Rate Opportunities Fund outperformed one of its benchmark by posting a return of -1.60% compared to -2.91% for the Barclays Capital U.S. Aggregate Bond Index and underperformed its other benchmark, the BofA Merrill Lynch U.S. Corporate 1-3 Years Index, which returned 0.94%. For the period May 1, 2013 through December 31, 2013, the Fund's blended benchmark which is comprised of 60% HFRX Fixed Income-Credit Index and 40% Barclays Capital U.S. Aggregate Bond Index returned 1.02%. The Fund's investment objective is to seek total return primarily through strategies that invest in fixed income oriented securities, as well as other asset classes and strategies through investment in other funds (the "Underlying Funds").

The Fund outperformed the Barclays Capital U.S. Aggregate Bond Index for the period due to the reduced duration of the Fund versus this benchmark, which aided the Fund in a period of rising interest rates. The Fund underperformed the BofA Merrill Lynch U.S. Corporate 1-3 Year benchmark which is comprised of short term bonds. On the positive side, the Fund benefitted from the flexibility of its investments in underlying credit long short funds; namely, Curian Long Short Credit Fund and Curian/BlackRock Global Long Short Credit Fund, which posted returns of 1.70% and 1.00%, respectively. Also contributing to performance was JNL/Brookfield Global Infrastructure Fund, the best performing alternative position, which posted a return of 8.75%. Looking at areas of weak performance, the Fund was negatively impacted by emerging market debt and exposure to Treasury Inflation-Protected Securities ("TIPS"). Specifically, losses of -10.32% and -10.24% were posted by JNL/Goldman Sachs Emerging Markets Debt Fund and JNL/PIMCO Real Return Fund, respectively.

Since inception, the Fund's allocation to fixed income was reduced by 8% and was added to alternative strategies. This change was largely as a result of cutting JNL/PIMCO Real Return Fund from a 20% weight to a 10% weight. The mix of alternative strategies was also changed in order to make room for the addition of Curian/UBS Global Long Short Fixed Income Opportunities Fund.

Curian Guidance Funds (continued)

Curian Capital, LLC

(Unaudited)

Curian Guidance – Multi-Strategy Income Fund:

Portfolio Composition†:

Domestic Fixed Income	46.0%
Global Fixed Income	24.5
Alternative	20.1
International Fixed Income	9.4
Total Investments	100.0%

†Total Investments as of December 31, 2013

For the period April 29, 2013 through December 31, 2013, Curian Guidance – Multi-Strategy Income Fund outperformed one of its benchmark by posting a return of -2.70% compared to -2.91% for the Barclays Capital U.S. Aggregate Bond Index and underperformed its other benchmark, the Barclays Multiverse Index, which returned -1.27%. The Fund's investment objective is to seek total return primarily through strategies that invest in fixed income oriented securities, as well as other asset classes and strategies through investment in other funds (the "Underlying Funds").

The performance of the Fund was impacted by its exposure to emerging market debt and TIPS. Emerging markets were volatile during the year and exposure to that asset class negatively impacted the Fund. The lack of inflation during 2013 negatively impacted the TIPS markets. The Fund's largest position, JNL/Franklin Templeton Global Multisector Bond Fund, returned -0.51%. Other underlying funds that made negative contributions to performance included JNL/PIMCO Real Return Fund and JNL/Goldman Sachs Emerging Markets Debt Fund, which declined to returns -10.24% and -10.32%, respectively. Funds that contributed positively to performance included JNL/PPM America Floating Rate Income Fund and JNL/PPM America High Yield Bond Fund, which posted returns of 1.82% and 2.78%, respectively.

Since inception, the Fund's allocation to fixed income was reduced by 2% and this exposure was added to alternative strategies. This change was largely as a result of cutting JNL/PIMCO Real Return Fund from a 6% weight to a 3% weight. The mix of alternative strategies was also changed in order to make room for the addition of Curian/UBS Global Long Short Fixed Income Opportunities Fund.

Curian Guidance – Equity Income Fund:

Portfolio Composition†:

Alternative	40.0%
Global Equity	35.0
Domestic Equity	25.0
Total Investments	100.0%

†Total Investments as of December 31, 2013

For the year ended December 31, 2013, Curian Guidance – Equity Income Fund underperformed its benchmarks by posting a return of 16.79% compared to the MSCI All Country World Index and S&P 500 Index, which returned 22.80% and 32.39%, respectively. The Fund underperformed its blended benchmark return of 22.52% for the 55% S&P 500 Index, 25% MSCI EAFE Index and 20% Barclays Capital U.S. Aggregate Bond Index. The Fund's investment objective is to seek a potentially rising stream of income by investing in a selection of companies with a multiple year history of increasing their dividend payouts over the long term with some risk control through investment in other funds (the "Underlying Funds").

The Fund underperformed both the MSCI All Country World Index and S&P 500 Index primarily due to the fact that the benchmarks represent 100% equity exposure. The Fund also underperformed its blended benchmark because the blended benchmark has a larger allocation to equity (80%) versus the Fund (60%). In order to add an element of diversification to the Fund it has allocations to alternatives and risk managed underlying funds. The Fund's largest position, Curian/Epoch Global Shareholder Yield Fund posted a return of 23.33%. The next two largest holdings, Curian/The Boston Company Equity Income Fund and Curian Dynamic Risk Advantage – Diversified Fund, posted returns of 36.82% and 2.10%, respectively. JNL/Brookfield Global Infrastructure Fund was the top performing alternative and posted a 23.43% return, while JNL/Invesco Global Real Estate Fund was the lowest performing position and posted a return of 2.76% for the year.

Since inception in 2012, the Fund's allocation to Curian Dynamic Risk Advantage – Diversified Fund was reduced from 30% to 15%, which was primarily reallocated into domestic equity. Small additions to the alternative assets allocation were also made at the expense of lessening the allocation to risk managed underlying funds.

Curian Guidance – Conservative Fund:

Portfolio Composition†:

Domestic Fixed Income	45.0%
Alternative	30.0
Global Fixed Income	25.0
Total Investments	100.0%

†Total Investments as of December 31, 2013

For the year ended December 31, 2013, Curian Guidance – Conservative Fund outperformed its benchmark by posting a return of 0.85% compared to -2.02% for the Barclays Capital U.S. Aggregate Bond Index. The Fund's investment objective is to seek the generation of income through investment in other funds (the "Underlying Funds").

Despite the increase in interest rates during the year, the Fund outperformed its benchmark due to its bias to credit. The Fund's largest position, JNL/Neuberger Berman Strategic Income Fund returned -0.10%. The top performing fixed income holding was JNL/PPM America High Yield Bond Fund, which returned 8.20%. The second largest contribution was from JNL/PPM America Floating Rate Income Fund, which returned 4.41%. Curian Dynamic Risk Advantage – Diversified Fund returned 2.10%.

During the year, the allocation to fixed income was reduced from 75% to 70%. The Fund allocation to Curian Dynamic Risk Advantage – Diversified was reduced by 5%. The allocation to alternatives was increased by 10%. Within the fixed income allocation, changes were made in order to shorten duration and lessen the Fund's sensitivity to rising interest rates. The allocation to Curian/PIMCO Credit Income Fund was reduced from 25% to 10% in order to allow for a new 15% allocation to Curian/DoubleLine® Total Return Fund.

Curian Guidance Funds (continued)

Curian Capital, LLC

(Unaudited)

Curian Guidance – Moderate Fund:

Portfolio Composition†:

Alternative	40.0%
Domestic Equity	18.0
Domestic Fixed Income	16.5
Global Fixed Income	10.5
International Equity	8.4
Emerging Markets Equity	3.6
International Fixed Income	3.0
Total Investments	100.0%

†Total Investments as of December 31, 2013

For the year ended December 31, 2013, Curian Guidance – Moderate Fund underperformed its benchmark by posting a return of 12.15% compared to 14.46% for the Dow Jones Moderate Index. The Fund underperformed its blended benchmark return of 13.23% for the 25% S&P 500 Index, 20% MSCI EAFE Index, 35% Barclays Capital U.S. Aggregate Bond Index and 20% Credit Suisse Hedge Fund Index. The Fund's investment objective is to seek a balance between the generation of income and the long term growth of capital through investment in other funds (the "Underlying Funds").

The Fund underperformed the Dow Jones Moderate Index due to the fact that the benchmark has a higher equity allocation (60%) versus the Fund (30%) and equity performed well in 2013. The Fund performed relatively in line with its blended benchmark due to solid performance within its domestic equity allocation. The Fund's largest position at year end, Curian Dynamic Risk Advantage – Diversified Fund, returned 2.10%. Outsized gains were posted by equity holdings, which included JNL/Franklin Templeton Small Cap Value Fund, JNL/Invesco Small Cap Growth Fund, JNL/PPM America Mid Cap Value Fund and JNL/JPMorgan MidCap Growth Fund, which returned 34.38%, 39.69%, 41.08% and 42.03%, respectively. Alternative allocation performance was mixed. Curian/Van Eck International Gold Fund returned -47.90% while the JNL/Red Rocks Listed Private Equity Fund returned 41.66%.

During the year, the overall asset allocations to global equity and fixed income were unchanged but the mix was adjusted. Within the equity buckets, changes were made to favor small cap domestic equity and to reduce allocations to emerging market equity. Within the fixed income bucket, changes were made in order to shorten duration and lessen the Fund's sensitivity to rising interest rates. Alternative allocations were also unchanged, yet the internal mix within the Fund was shifted slightly toward alternative asset underlying funds.

Curian Guidance – Growth Fund:

Portfolio Composition†:

Alternative	35.0%
Domestic Equity	33.0
International Equity	15.4
Emerging Markets Equity	6.6
Domestic Fixed Income	5.5
Global Fixed Income	3.5
International Fixed Income	1.0
Total Investments	100.0%

†Total Investments as of December 31, 2013

For the period April 29, 2013 through December 31, 2013, Curian Guidance – Growth Fund underperformed its benchmark by posting a return of 9.40% compared to 11.52% for the Dow Jones Moderately Aggressive Index. For the period May 1, 2013 through December 31, 2013, the Fund's blended benchmark which is comprised of 35% S&P 500 Index, 30% MSCI EAFE Index, 15% Barclays Capital U.S. Aggregate Bond Index and 20% Credit Suisse Hedge Fund Index returned 9.75%. The Fund's investment objective is to seek long term growth of capital through an allocation in stocks and other asset classes and strategies through investment in other funds (the "Underlying Funds").

The Fund underperformed the Dow Jones Moderately Aggressive Index due to the fact that the benchmark had a higher allocation to equity (80%) versus the Fund (55%) and equity performed well in 2013. The Fund performed in line with its blended benchmark due to solid performance from domestic equity, which offset weakness in fixed income returns. The Fund's largest position, Curian Dynamic Risk Advantage – Diversified, returned -2.58%. Equity gains were posted by JNL/Franklin Templeton Small Cap Value Fund, JNL/Invesco Small Cap Growth Fund, JNL/PPM America Mid Cap Value Fund and JNL/JPMorgan MidCap Growth Fund, which returned 26.22%, 25.79%, 26.25% and 25.88%, respectively. Alternative allocation performance was mixed. Curian/Van Eck International Gold Fund returned -23.95% while JNL/Red Rocks Listed Private Equity Fund returned 21.59%.

During the period, the overall allocations to global equity and fixed income remained static. Within the equity buckets, changes were made to favor small cap domestic equity and to reduce allocations to emerging market equity. Within the fixed income bucket, changes were made in order to shorten duration and lessen the Fund's sensitivity to rising interest rates. Alternative allocations were also unchanged on a Fund level, yet the internal mix within the Fund was shifted slightly toward alternative asset underlying funds and equity like beta in a strong equity market.

Curian Guidance Funds (continued)

Curian Capital, LLC

(Unaudited)

Curian Guidance – Moderate Growth Fund:

Portfolio Composition†:

Alternative	39.9%
Domestic Equity	24.1
International Equity	11.2
Domestic Fixed Income	11.0
Global Fixed Income	7.0
Emerging Markets Equity	4.8
International Fixed Income	2.0
Total Investments	100.0%

†Total Investments as of December 31, 2013

For the year ended December 31, 2013, Curian Guidance – Moderate Growth Fund underperformed its benchmark by posting a return of 11.76% compared to 14.46% for the Dow Jones Moderate Index. The Fund underperformed its blended benchmark return of 16.25% for the 30% S&P 500 Index, 25% MSCI EAFE Index, 25% Barclays Capital U.S. Aggregate Bond Index and 20% Credit Suisse Hedge Fund Index. The Fund's investment objective is to seek long term growth of capital by investing in other funds (the "Underlying Funds") that offer a broad array of stock, bond, and other asset classes and strategies.

Performance of the Fund versus the Dow Jones Moderate Index was negatively impacted early in the year by the performance of Curian Dynamic Risk Advantage – Growth Fund, which was replaced with Curian Dynamic Risk Advantage – Diversified Fund in the spring. The Fund's largest position, Curian Dynamic Risk Advantage – Diversified Fund, returned 2.10%. Equity gains were posted by JNL/Franklin Templeton Small Cap Value Fund, JNL/Invesco Small Cap Growth Fund, JNL/PPM America Mid Cap Value Fund and JNL/JPMorgan MidCap Growth Fund, which returned 34.38%, 39.69%, 41.08% and 42.03%, respectively. Alternative allocation performance was mixed. Curian/Van Eck International Gold Fund returned -47.90% while JNL/Red Rocks Listed Private Equity Fund returned 41.66%.

During the year, the overall allocations to global equity and fixed income were unchanged. Within the equity buckets, changes were made to favor small cap domestic equity and to reduce allocations to emerging market equity. Within the fixed income bucket, changes were made in order to shorten duration and lessen the sensitivity of the Fund to rising interest rates. Alternative allocations were also unchanged, yet the internal mix within the Fund was shifted slightly toward alternative asset underlying funds and equity like beta in a strong equity market. As mentioned, the allocation to Curian Dynamic Risk Advantage – Growth Fund was switched to Curian Dynamic Risk Advantage – Diversified Fund.

Curian Guidance – Maximum Growth Fund:

Portfolio Composition†:

Domestic Equity	47.0%
International Equity	23.1
Alternative	20.0
Emerging Markets Equity	9.9
Total Investments	100.0%

†Total Investments as of December 31, 2013

For the year ended December 31, 2013, Curian Guidance – Maximum Growth Fund underperformed its benchmarks by posting a return of 18.78% compared to 20.73% and 32.39% for the Dow Jones Moderately Aggressive Index and S&P 500 Index, respectively. The Fund underperformed its blended benchmark return of 21.82% for the 40% S&P 500 Index, 35% MSCI EAFE Index, 10% Barclays Capital U.S. Aggregate Bond Index and 15% Credit Suisse Hedge Fund Index. The Fund's investment objective is to seek long term growth of capital through an allocation in stocks and other asset classes and strategies through investment in other funds (the "Underlying Funds").

The performance of the Fund, which was below its benchmarks for the year, was primarily due to the performance of Curian Dynamic Risk Advantage – Growth Fund, which was then replaced with Curian Dynamic Risk Advantage – Diversified Fund in the spring, then removed entirely from the Fund in the fall. The Dynamic Risk Advantage strategy was removed from the Fund so that the performance of the Fund would align more closely with its label (i.e. Maximum Growth) and would more closely track its 100% equity S&P 500 Index and 80% equity Dow Jones Moderately Aggressive Index benchmarks. It was determined that the combination of a risk managed strategy and the use of alternatives would not meet investor expectations of a 'Maximum Growth' fund. The Fund's largest weighting, the S&P 4 strategy, returned 43.63%. Outsized gains were also posted by other equity funds, which included JNL/Franklin Templeton Small Cap Value Fund, JNL/Invesco Small Cap Growth Fund, JNL/PPM America Mid Cap Value Fund and JNL/JPMorgan MidCap Growth Fund, which returned 34.38%, 39.69%, 41.08% and 42.03%, respectively. Alternative allocation performance was mixed. Curian/Van Eck International Gold Fund returned -47.90% while JNL/Red Rocks Listed Private Equity Fund returned 41.66%.

As mentioned, since inception in 2012, the Fund has undergone significant allocation changes in order to bring the performance of a "Maximum Growth" fund more in line with investor expectations. Within the alternative buckets, the former allocation of 25% was reduced to 20%. The allocation to more beta sensitive alternatives such as listed private equity was increased. The allocation to equity was increased from 50% to 80%, with the increased allocation coming from the removal of the Curian Dynamic Risk Advantage – Diversified Fund. Curian Focused International Equity Fund added to the international allocation at 12% and Curian Focused U.S. Equity Fund added to the domestic equity allocation at 9%. The S&P 4* strategy's allocation was increased from 12% to 19%.

*The S&P 4 strategy includes JNL/S&P Competitive Advantage Fund, JNL/S&P Dividend Income & Growth Fund, JNL/S&P Intrinsic Value Fund, and JNL/S&P Total Yield Fund.

Curian Guidance Funds (continued)

Curian Capital, LLC

(Unaudited)

Curian Guidance – Tactical Moderate Growth Fund:

Portfolio Composition†:

Alternative	34.8%
Domestic Equity	31.2
International Equity	16.1
Domestic Fixed Income	9.9
Emerging Markets Equity	8.0
Total Investments	100.0%

†Total Investments as of December 31, 2013

For the year ended December 31, 2013, Curian Guidance – Tactical Moderate Growth Fund underperformed its benchmark by posting a return of 12.62% compared to 14.46% for the Dow Jones Moderate Index. The Fund outperformed its blended benchmark return of 11.93% for the 25% S&P 500 Index, 10% MSCI EAFE Index, 35% Barclays Capital U.S. Aggregate Bond Index and 30% Credit Suisse Hedge Fund Index. The Fund's investment objective is to seek long term growth of capital through a broad and flexible allocation in stocks, bonds and other asset classes and strategies through investment in other funds (the "Underlying Funds").

The Fund slightly underperformed the Dow Jones Moderate Index during the year, gross of fees, aided by the performance of its equity holdings, within which a bias to small/mid cap stocks was expressed, and an underweight to bonds within the tactically managed sleeve of the Fund. The largest allocation in the Fund consisted of underlying funds in the Curian Tactical Advantage 75 strategy. The Curian Tactical Advantage 75 Fund, which was not directly held by the Fund, returned 18.48% for the year. Curian Dynamic Risk Advantage – Diversified Fund returned 2.10%. The largest allocation to alternatives is to JNL/Red Rocks Listed Private Equity Fund which posted a return of 41.66% and was also the best performing alternative allocation. Other strong performers included JNL/Brookfield Global Infrastructure Fund (+23.43%), Curian/Franklin Templeton Natural Resources Fund (+8.65%) and JNL/BlackRock Commodity Securities Strategy Fund (+9.51%).

For the year, the alternative assets and strategies were largely unchanged. The largest move in the Fund was to reduce Curian Dynamic Risk Advantage – Diversified Fund from 15% to 10% in favor of an increased allocation to Curian Tactical Advantage 75 strategy by 5%. Within the Curian Tactical Advantage 75 strategy, the allocation was tilted to favor small cap equity over large cap equity and to favor broad based equity over fixed income.

Curian Guidance – Tactical Maximum Growth Fund:

Portfolio Composition†:

Global Balanced	25.1%
Domestic Balanced	24.9
Alternative	19.9
Domestic Equity	18.6
International Equity	7.5
Emerging Markets Equity	4.0
Total Investments	100.0%

†Total Investments as of December 31, 2013

For the year ended December 31, 2013, Curian Guidance – Tactical Maximum Growth Fund underperformed its benchmarks by posting a return of 15.35% compared to the Dow Jones Moderately Aggressive Index and S&P 500 Index, which returned 20.73% and 32.29%, respectively. The Fund outperformed its blended benchmark return of 14.93% for the 30% S&P 500 Index, 15% MSCI EAFE Index, 25% Barclays Capital U.S. Aggregate Bond Index and 30% Credit Suisse Hedge Fund Index. The Fund's investment objective is to seek long term growth of capital through a flexible, and potentially concentrated, allocation in stocks, bonds and other asset classes and strategies through investment in other funds (the "Underlying Funds").

The Fund underperformed the Dow Jones Moderately Aggressive Index due to the fact that the benchmark had a higher allocation to equity (80%) versus the Fund (30%) and equity performed well in 2013. The Fund outperformed its blended benchmarks during the year, aided by the performance of its equity holdings and an underweight to bonds. The tactically managed JNL/Ivy Asset Strategy Fund posted a 23.65% return. The largest allocation to alternatives is to JNL/Red Rocks Listed Private Equity Fund, which posted a return of 41.66% and was also the best performing holding. Other underlying funds that positively contributed included JNL/Brookfield Global Infrastructure Fund (+23.43%), Curian/Franklin Templeton Natural Resources Fund (+8.65%) and JNL/BlackRock Commodity Securities Strategy Fund (+9.51%).

For the year, the alternative assets and strategies were largely unchanged. However, meaningful changes were made in the rest of the Fund. JNL/Ivy Asset Strategy Fund's 50% allocation was reduced to 25% and the allocation was shifted to Curian/T. Rowe Price Capital Appreciation Fund. Curian Dynamic Risk Advantage – Growth Fund was completely removed.

Curian Guidance – Institutional Alt 65 Fund:

Portfolio Composition†:

Alternative	64.9%
Domestic Equity	14.1
International Equity	6.5
Global Fixed Income	6.5
Domestic Fixed Income	5.5
Emerging Markets Equity	2.5
Total Investments	100.0%

†Total Investments as of December 31, 2013

For the year ended December 31, 2013, Curian Guidance – Institutional Alt 65 Fund underperformed its benchmark by posting a return of 8.63% compared to 9.73% for the Credit Suisse Hedge Fund Index. The Fund underperformed its blended benchmark return of 12.95% for the 15% S&P 500 Index, 10% MSCI EAFE Index, 10% Barclays Capital U.S. Aggregate Bond Index and 65% Credit Suisse Hedge Fund Index. The Fund outperformed the HFRX Aggregate Index, which returned 8.31%. The Fund's investment objective is to seek long term growth of capital and income through investment in other funds (the "Underlying Funds"). Under normal market conditions, the Fund allocates approximately 35% of its assets to underlying funds that invest primarily in traditional asset classes, allocating approximately 0% to 10% in fixed income securities, 15% to 25% in U.S. equity securities and 0% to 10%

in international securities. Under normal market conditions, the Fund allocates approximately 65% of its assets to underlying funds that invest primarily in the non-traditional asset classes.

The performance of the Fund was in line with the Credit Suisse Hedge Fund Index during the year, gross of fees, aided by its equity holdings which performed well in a strong equity market. The Fund's largest position, JNL/AQR Managed Futures Strategy Fund returned 7.08%. The largest equity holding, JNL/T. Rowe Price Established Growth Fund returned 38.67%. The largest fixed income holding, JNL/Franklin Templeton Global Multisector Bond Fund returned 3.53%. Also contributing favorably for the traditional assets was JNL/Invesco Small Cap Growth Fund, which returned 39.69% and Curian/DFA U.S. Micro Cap Fund, which returned 43.64%. Of the alternatives, the top performing holding was JNL/Red Rocks Listed Private Equity Fund, which posted a return of 41.66%. On the downside, select alternatives holdings like Curian/Van Eck International Gold Fund and Curian/Neuberger Berman Currency Fund posted returns of -47.90% and -1.91%, respectively.

Since inception in 2012, the equity and fixed income asset allocations have not changed. Minor changes have been made to the balance between alternative assets and alternative strategies. In addition, changes within the alternative strategies allocation took place as JNL/AQR Managed Futures Strategy Fund and Curian/Eaton Vance Global Macro Absolute Return Advantage Fund were each reduced to a 7% allocation within the Fund. New strategies such as Curian/AQR Risk Parity Fund, Curian/UBS Global Long Short Fixed Income Opportunities Fund and Curian Long Short Credit Fund were also added. The alternative asset allocation was also largely unchanged for the year.

Curian Guidance Funds (continued)

Curian Capital, LLC

(Unaudited)

Curian Guidance – Institutional Alt 100 Conservative Fund:

Portfolio Composition†:

Alternative	100.0%
Total Investments	100.0%

†Total Investments as of December 31, 2013

For the period April 29, 2013 through December 31, 2013, Curian Guidance – Institutional Alt 100 Conservative Fund posted a return of 0.00%. For the period May 1, 2013 through December 31, 2013, the Fund's primary benchmark, the Credit Suisse Hedge Fund Index, returned 4.52%. The Fund's investment objective, is to seek long term growth of capital consistent with capital preservation, through investment in other funds (the "Underlying Funds"). Under normal market conditions, the Fund allocates 100% of its assets to underlying funds that invest primarily in non-traditional asset classes.

The Fund underperformed its benchmark for the period as the performance of the benchmark was aided by asset classes not held in the Fund, such as event driven, distressed and multi-strategy, all of which performed well in 2013. In addition, performance of the Fund relative to its blended benchmark was negatively impacted by the performance of a combination of alternative asset underlying funds and alternative strategy underlying funds. The Fund's largest position, JNL/AQR Managed Futures Strategy Fund returned 0.83%. JNL/Invesco Global Real Estate Fund was the bottom performer, which posted a return of -7.78%. Other detractors from performance included JNL/Mellon Capital Global Alpha Fund and Curian/Pinebridge Merger Arbitrage Fund, which posted returns of -1.08% and -0.28%, respectively. The top performing holding was JNL/Red Rocks Listed Private Equity Fund, which returned 21.59%.

Since inception, the Fund's allocation has shifted slightly toward alternative asset underlying funds. This has resulted in a 6% shift out of alternative strategies and into alternative assets. Changes within the alternative strategies allocation also took place as JNL/AQR Managed Futures Fund and Curian/Eaton Vance Global Macro Absolute Return Advantage Fund were reduced to 10% and 8% allocations, respectively. New strategies such as Curian/AQR Risk Parity Fund, Curian UBS Global Long Short Fixed Income Opportunities Fund and Curian Long Short Credit Fund were added to the Fund. Within the alternative asset allocation, equity beta was increased via an increase to JNL/Red Rock Listed Private Equity Fund.

Curian Guidance – Institutional Alt 100 Moderate Fund:

Portfolio Composition†:

Alternative	100.0%
Total Investments	100.0%

†Total Investments as of December 31, 2013

For the year ended December 31, 2013, Curian Guidance – Institutional Alt 100 Moderate Fund underperformed its benchmark by posting a return of 3.88% compared to 9.73% for the Credit Suisse Hedge Fund Index. The Fund underperformed its blended benchmark return of 7.22% for the 80% Credit Suisse Hedge Fund Index, 10% FTSE EPRA/NAREIT Developed Index and 10% Dow Jones-UBS Commodity Index. The Fund underperformed the HFRX Aggregate Index, which returned 8.31%. The Fund's investment objective is to seek long term growth of capital through investment in other funds (the "Underlying Funds"). Under normal market conditions, the Fund allocates approximately 100% of its assets to underlying funds that invest primarily in the non-traditional asset classes.

The Fund underperformed the Credit Suisse Hedge Fund Index for the year as the performance of the benchmark was aided by asset classes not held in the Fund, such as event driven, distressed and multi-strategy, all of which performed well in 2013. In addition, performance of the Fund relative to its blended benchmark was negatively impacted by the performance of a combination of alternative asset underlying funds and alternative strategy underlying funds. The Fund's largest position, JNL/Red Rocks Listed Private Equity Fund, posted a return of 41.66% and also represented the best performing underlying fund. Other strategies posting positive returns included JNL/Blackrock Commodity Securities Strategy Fund and JNL/Brookfield Global Infrastructure Fund, which returned 9.51% and 23.43%, respectively. The bottom performing holding was the Curian/Van Eck International Gold Fund, which returned -47.90%. Other detractors included the Curian/Eaton Vance Global Macro Absolute Return Advantage Fund (-4.80%) and JNL/Invesco Global Real Estate Fund (+2.76%).

Since inception in 2012, the Fund's allocation has shifted slightly toward alternative asset underlying funds. This has resulted in a 3% shift out of alternative strategies and into alternative assets. Major changes within the alternative strategies also took place as JNL/AQR Managed Futures Strategy Fund and Curian/Eaton Vance Global Macro Absolute Return Advantage Fund were each reduced to a 10% allocation. New strategies such as Curian/AQR Risk Parity Fund, Curian/UBS Global Long Short Fixed Income Opportunities Fund and Curian Long Short Credit Fund were also added. Within the alternative asset allocation, equity beta was increased via an increase to JNL/Red Rock Listed Private Equity Fund.

Curian Guidance – Institutional Alt 100 Growth Fund:

Portfolio Composition†:

Alternative	100.0%
Total Investments	100.0%

†Total Investments as of December 31, 2013

For the period April 29, 2013 through December 31, 2013, Curian Guidance – Institutional Alt 100 Growth Fund posted a return of 1.80%. For the period May 1, 2013 through December 31, 2013, the Fund's primary benchmark, the Credit Suisse Hedge Fund Index, returned 4.52%. The Fund's blended benchmark which was comprised of 60% Credit Suisse Hedge Fund Index, 20% FTSE EPRA/NAREIT Developed Index and 20% Dow Jones-UBS Commodity Index returned -0.17%. The Fund's investment objective is to seek long term growth of capital through investment in other funds (the "Underlying Funds"). Under normal market conditions, the Fund allocates approximately 100% of its assets to underlying funds that invest primarily in non-traditional asset classes.

The Fund underperformed its benchmark for the period as the performance of the benchmark was aided by asset classes not held in the Fund, such as event driven, distressed and multi-strategy, all of which performed well in 2013. In addition, performance of the Fund relative to its blended benchmark was negatively impacted by the performance of a combination of alternative asset underlying funds and alternative strategy underlying funds. The Fund's largest position, JNL/Red Rocks Listed Private Equity Fund, posted a return of 21.59% and was also the top performing underlying fund. Other strategies posting a positive return included Curian/Franklin Templeton Natural Resources Fund and JNL/Brookfield Global Infrastructure Fund, which returned 9.77% and 8.75%, respectively. The bottom performing holding was Curian/Van Eck International Gold Fund, which returned -23.95%.

Since inception, the Fund's allocation has shifted slightly toward alternative asset underlying funds. This has resulted in a 3% shift out of alternative strategies and into alternative assets. Changes within the alternative strategies allocation also took place as JNL/AQR Managed Futures Strategy Fund and Curian/Eaton Vance Global Macro Absolute Return Advantage Fund were reduced to 8% and 10% allocations, respectively. New strategies such as Curian/AQR Risk Parity Fund, Curian/UBS Global Long Short Fixed Income Opportunities Fund and Curian Long Short Credit Fund were added to the Fund during the year. Within the alternative asset allocation, equity beta was increased via an increase to JNL/Red Rock Listed Private Equity Fund.

Curian Guidance Funds (continued)

Curian Capital, LLC

(Unaudited)

Curian Guidance – International Opportunities Conservative Fund:

Portfolio Composition†:

International Fixed Income	60.0%
Alternative	20.0
International Equity	16.0
Emerging Markets Equity	4.0
Total Investments	100.0%

†Total Investments as of December 31, 2013

For the period April 29, 2013 through December 31, 2013, Curian Guidance – International Opportunities Conservative Fund underperformed its benchmark by posting a return of -1.90% compared to 4.07% for the Dow Jones Moderately Conservative Index. The Fund underperformed its blended benchmark return of 0.76% for the 20% MSCI All Country World ex U.S. Index and 80% Citigroup World Government Bond ex U.S. Index. The Fund's investment objective is to seek total return, consistent with preservation of capital, through a predominant allocation in international bonds, stocks and other asset classes and strategies through investment in other funds (the "Underlying Funds").

The Fund underperformed the Dow Jones Moderately Conservative Index during the period in part because the index is comprised of 40% equity while the Fund only has a 20% allocation to equity. Looking more closely at underlying fund performance, the performance of the Fund was negatively impacted by its fixed income, real estate and emerging market exposure, as these asset classes posted flat or negative returns for the period. The Fund's largest position, Curian/Baring International Fixed Income Fund returned -3.76%. Other holdings posting declines included JNL/Goldman Sachs Emerging Markets Debt Fund, which returned -10.32%. On the positive side, Curian/Lazard International Strategic Income Fund returned 16.00%, while JNL/Invesco International Growth Fund posted a return of 13.55%. Within the alternatives, Curian/Neuberger Berman Currency Fund posted a return of 0.07%, while Curian/Urdang International REIT Fund posted a return of -6.63% during the period.

Since inception, the asset class allocations have remained unchanged.

Curian Guidance – International Opportunities Moderate Fund:

Portfolio Composition†:

International Fixed Income	39.9%
International Equity	27.0
Emerging Markets Equity	25.1
Alternative	8.0
Total Investments	100.0%

†Total Investments as of December 31, 2013

For the period April 29, 2013 through December 31, 2013, Curian Guidance – International Opportunities Moderate Fund underperformed its benchmark by posting a return of 0.10% compared to 7.87% for the Dow Jones Moderate Index. The Fund underperformed its blended benchmark return of 4.73% for the 60% MSCI All Country World ex U.S. Index and 40% Citigroup World Government Bond ex U.S. Index. The Fund's investment objective is to seek total return through a predominant allocation in international bonds, stocks and other asset classes and strategies through investment in other funds (the "Underlying Funds").

The Fund underperformed the Dow Jones Moderate Index during the period in part because the index is comprised of 60% equity while the Fund only has a 52% allocation to equity. Looking more closely at underlying fund performance, the performance of the Fund was negatively impacted by its fixed income, real estate and emerging market exposure, as these asset classes posted flat or negative performance for the year. The Fund's largest position, Curian/Baring International Fixed Income Fund, returned -3.76%. Other holdings posting declines included JNL/Goldman Sachs Emerging Markets Debt Fund, which returned -10.32%. On the positive side, Curian/Lazard International Strategic Income Fund returned 16.00%, while the JNL/Invesco International Growth Fund posted a return of 13.55%. Within the alternatives, Curian/Neuberger Berman Currency Fund posted a return of 0.07%, while Curian/Urdang International REIT Fund posted a return of -6.63% during the period.

Since inception, the asset class allocations have remained unchanged.

Curian Guidance – International Opportunities Growth Fund:

Portfolio Composition†:

Emerging Markets Equity	39.0%
International Equity	33.1
International Fixed Income	19.9
Alternative	8.0
Total Investments	100.0%

†Total Investments as of December 31, 2013

For the period April 29, 2013 through December 31, 2013, Curian Guidance – International Opportunities Growth Fund underperformed its benchmark by posting a return of 1.90% compared to 11.52% for the Dow Jones Moderately Aggressive Index. The Fund underperformed its blended benchmark return of 6.74% for the 80% MSCI All Country World ex U.S. Index and 20% Citigroup World Government Bond ex U.S. Index. The Fund's investment objective is to seek long term growth of capital through a predominant allocation in international stocks and other asset classes and strategies through investment in other funds (the "Underlying Funds").

The Fund underperformed the Dow Jones Moderately Aggressive Index during the period in part because the index is comprised of 80% equity while the Fund only has a 72% allocation to equity. Looking more closely at underlying fund performance, the performance of the Fund was negatively impacted by its fixed income, real estate and emerging market exposure, as these asset classes posted flat or negative performance for the year. The Fund's largest position, Curian/Baring International Fixed Income Fund, returned -3.76%. Other holdings posting declines included JNL/Goldman Sachs Emerging Markets Debt Fund, which returned -10.32%. On the positive side, Curian/Lazard International Strategic Income Fund returned 16.00%, while JNL/Invesco International Growth Fund returned 13.55%. Within the alternatives, Curian/Neuberger Berman Currency Fund posted a return of 0.07%.

Since inception, the asset class allocations have remained unchanged.

Curian Guidance Funds (continued)

Curian Capital, LLC

(Unaudited)

Curian Guidance – Equity 100 Fund:

Portfolio Composition†:

Domestic Equity	66.5%
International Equity	18.5
Emerging Markets Equity	15.0
Total Investments	100.0%

†Total Investments as of December 31, 2013

For the year ended December 31, 2013, Curian Guidance – Equity 100 Fund outperformed its benchmark by posting a return of 27.15% compared to 22.80% for the MSCI All Country World Index. The Fund's investment objective is to seek long term growth of capital through investment in other funds (the "Underlying Funds") with an equity orientation.

The Fund outperformed its benchmark due to the strong performance of its domestic underlying funds. Performance of the Fund also benefitted by its overweight to domestic equity versus the benchmark, as domestic stocks outperformed non-U.S. stocks during 2013. In addition, a bias to small/mid-cap stocks also benefitted performance. The Fund's largest position, JNL/Mellon Capital S&P 500 Index Fund returned 31.64%. The top performing holding was JNL/Invesco Small Cap Growth Fund which returned 39.69%. Other outsized gains that contributed to performance were JNL/Franklin Templeton Small Cap Value Fund, JNL/T. Rowe Price Value Fund, JNL/T. Rowe Price Established Growth Fund and JNL/Mellon Capital International Index Fund, which returned 34.38%, 37.14%, 38.67% and 21.43%, respectively.

Since inception in 2012, the Fund's allocation to domestic equity has increased to 75% from 70%, at the expense of international equity. The Fund has reduced its allocation of emerging market equity from 10% to 4% and that allocation was directed to increasing domestic equity exposure. Within the domestic equity allocation, a tilt has been made to favor small caps over large caps and the weights have reflected this outlook.

Curian Guidance – Fixed Income 100 Fund:

Portfolio Composition†:

Domestic Fixed Income	99.0%
International Fixed Income	1.0
Total Investments	100.0%

†Total Investments as of December 31, 2013

For the year ended December 31, 2013, Curian Guidance – Fixed Income 100 Fund underperformed its benchmark by posting a return of -2.42% compared to -2.02% for the Barclays Capital U.S. Aggregate Bond Index. The Fund's investment objective is to seek income and total return through investment in other funds (the "Underlying Funds") with a fixed income orientation.

The Fund underperformed the benchmark during the period as rising interest rates had a negative impact on interest rate sensitive holdings in the Fund.

Performance of the Fund was also negatively impacted by emerging market debt exposure which experienced losses due to concerns about rising rates in the U.S. The Fund's largest positions, Curian/PIMCO Credit Income Fund and JNL/Mellon Capital Bond Index Fund, posted returns of -1.70% and -2.73% respectively. The largest detractor was JNL/Goldman Sachs Emerging Markets Debt Fund, posting a decreased return of -7.77%. Positive contributions included JNL/PPM America Floating Rate Income Fund and JNL/PPM America High Yield Bond Fund, which returned 4.41% and 8.20%, respectively.

Since inception in 2012, the Fund's allocation continues to be made up of 100% global fixed income. However, the types of fixed income exposure have shifted in favor of shorter duration and higher yielding underlying funds. The Fund has shifted away from longer duration and higher quality underlying funds to reduce sensitivity to interest rates as rising rates appear to be more likely over the intermediate term.

Curian Guidance – Real Assets Fund:

Portfolio Composition†:

Alternative	88.0%
Domestic Fixed Income	12.0
Total Investments	100.0%

†Total Investments as of December 31, 2013

For the period April 29, 2013 through December 31, 2013, Curian Guidance – Real Assets Fund outperformed its benchmark by posting a return of -1.00% compared to -9.19% for the Barclays Capital U.S. TIPS Index. The Fund outperformed its blended benchmark return of -7.54% for the 33% FTSE EPRA/NAREIT Developed Index, 33% Dow Jones-UBS Commodity Index and 34% Barclays Capital U.S. TIPS Index. The Fund's investment objective is to seek long term real return through an allocation in stocks and other asset classes and strategies through investment in other funds (the "Underlying Funds").

The Fund outperformed the Barclays Capital U.S. TIPS Index during the period as the benchmark came under selling pressure due to the lack of inflation during 2013. The Fund's holdings of alternative assets like commodities and infrastructure also positively impacted performance. The Fund's largest position, JNL/BlackRock Commodity Securities Strategy Fund, returned 7.72%. The second largest position, JNL/Brookfield Global Infrastructure Fund, returned 8.75%. Other strong returns included Curian/Franklin Templeton Natural Resources Fund, which returned 9.77%. The largest declines in the Fund were Curian/Eaton Vance Global Macro Absolute Return Advantage Fund, which posted a return of -4.80% and Curian/Van Eck International Gold Fund, which posted a return of -23.95%.

The asset class allocation and individual fund allocations for the Fund have remained unchanged since launch.

Curian Guidance Funds (continued)

Curian Capital, LLC

(Unaudited)

Curian Guidance – Interest Rate Opportunities Fund

*60% HFRX Fixed Income-Credit Index, 40% Barclays Capital U.S. Aggregate Bond Index

Total Return
Since Inception	-1.60%
(Inception date April 29, 2013)

Curian Guidance – Multi-Strategy Income Fund

Total Return
Since Inception	-2.70%
(Inception date April 29, 2013)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but not do not reflect the deduction of insurance charges.

Curian Guidance Funds (continued)

Curian Capital, LLC

(Unaudited)

Curian Guidance – Equity Income Fund

*55% S&P 500 Index, 25% MSCI EAFE Index, 20% Barclays Capital U.S. Aggregate Bond Index

**Effective January 1, 2014, the Fund's primary benchmark was changed because the MSCI All Country World Index better aligns with the Fund's investment strategy as it favors global exposure over U.S. centric exposure.

Average Annual Total Returns
1 Year	16.79%
Since Inception	11.27%
(Inception date February 6, 2012)

Curian Guidance – Conservative Fund

Average Annual Total Returns
1 Year	0.85%
Since Inception	3.67%
(Inception date February 6, 2012)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but not do not reflect the deduction of insurance charges.

Curian Guidance Funds (continued)

Curian Capital, LLC

(Unaudited)

Curian Guidance – Moderate Fund

*25% S&P 500 Index, 20% MSCI EAFE Index, 35% Barclays Capital U.S. Aggregate Bond Index, 20% Credit Suisse Hedge Fund Index

Average Annual Total Returns
1 Year	12.15%
Since Inception	9.14%
(Inception date February 6, 2012)

Curian Guidance – Growth Fund

*35% S&P 500 Index, 30% MSCI EAFE Index, 15% Barclays Capital U.S. Aggregate Bond Index, 20% Credit Suisse Hedge Fund Index

Total Return
Since Inception	9.40%
(Inception date April 29, 2013)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but not do not reflect the deduction of insurance charges.

Curian Guidance Funds (continued)

Curian Capital, LLC

(Unaudited)

Curian Guidance – Moderate Growth Fund

*30% S&P 500 Index, 25% MSCI EAFE Index, 25% Barclays Capital U.S. Aggregate Bond Index, 20% Credit Suisse Hedge Fund Index

Average Annual Total Returns
1 Year	11.76%
Since Inception	8.94%
(Inception date February 6, 2012)

Curian Guidance – Maximum Growth Fund

*40% S&P 500 Index, 35% MSCI EAFE Index, 10% Barclays Capital U.S. Aggregate Bond Index, 15% Credit Suisse Hedge Fund Index

**Effective January 1, 2014, the Fund's primary benchmark was changed because the Dow Jones Moderately Aggressive Index more closely aligns with the Fund's global outlook and focuses on targeting a global allocation.

Average Annual Total Returns
1 Year	18.78%
Since Inception	11.64%
(Inception date February 6, 2012)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but not do not reflect the deduction of insurance charges.

Curian Guidance Funds (continued)

Curian Capital, LLC

(Unaudited)

Curian Guidance – Tactical Moderate Growth Fund

*25% S&P 500 Index, 10% MSCI EAFE Index, 35% Barclays Capital U.S. Aggregate Bond Index, 30% Credit Suisse Hedge Fund Index

Average Annual Total Returns
1 Year	12.62%
Since Inception	8.34%
(Inception date February 6, 2012)

Curian Guidance – Tactical Maximum Growth Fund

*30% S&P 500 Index, 15% MSCI EAFE Index, 25% Barclays Capital U.S. Aggregate Bond Index, 30% Credit Suisse Hedge Fund Index

**Effective January 1, 2014, the Fund's primary benchmark was changed because the Dow Jones Moderately Aggressive Index more closely aligns with the Fund's global outlook and focuses on targeting a global allocation.

Average Annual Total Returns
1 Year	15.35%
Since Inception	9.27%
(Inception date February 6, 2012)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but not do not reflect the deduction of insurance charges.

Curian Guidance Funds (continued)

Curian Capital, LLC

(Unaudited)

Curian Guidance – Institutional Alt 65 Fund

*15% S&P 500 Index, 10% MSCI EAFE Index, 10% Barclays Capital U.S. Aggregate Bond Index, 65% Credit Suisse Hedge Fund Index

**Effective April 29, 2013, the Fund's primary benchmark was changed from the HFRX Aggregate Index to the Credit Suisse Hedge Fund Index because the Credit Suisse Hedge Fund Index better aligns with the Fund's investment strategy as it is more concentrated in the component hedge funds and weights each component hedge fund based on the assets under management of each.

Average Annual Total Returns
1 Year	8.63%
Since Inception	6.84%
(Inception date February 6, 2012)

Curian Guidance – Institutional Alt 100 Conservative Fund

Total Return
Since Inception	0.00%
(Inception date April 29, 2013)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but not do not reflect the deduction of insurance charges.

Curian Guidance Funds (continued)

Curian Capital, LLC

(Unaudited)

Curian Guidance – Institutional Alt 100 Moderate Fund

*80% Credit Suisse Hedge Fund Index, 10% FTSE/EPRA/NAREIT Developed Index, 10% Dow Jones-UBS Commodity Index

**Effective April 29, 2013, the Fund's primary benchmark was changed from the HFRX Aggregate Index to the Credit Suisse Hedge Fund Index because the Credit Suisse Hedge Fund Index better aligns with the Fund's investment strategy as it is more concentrated in the component funds and weights each component hedge fund based on the assets under management of each.

Average Annual Total Returns
1 Year	3.88%
Since Inception	3.25%
(Inception date February 6, 2012)

Curian Guidance – Institutional Alt 100 Growth Fund

*60% Credit Suisse Hedge Fund Index, 20% FTSE EPRA/NAREIT Developed Index, 20% Dow Jones-UBS Commodity Index

Total Return
Since Inception	1.80%
(Inception date April 29, 2013)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but not do not reflect the deduction of insurance charges.

Curian Guidance Funds (continued)

Curian Capital, LLC

(Unaudited)

Curian Guidance – International Opportunities Conservative Fund

*20% MSCI All Country World ex U.S. Index, 80% Citigroup World Government Bond ex U.S. Index

Total Return
Since Inception	-1.90%
(Inception date April 29, 2013)

Curian Guidance – International Opportunities Moderate Fund

*60% MSCI All Country World ex U.S. Index, 40% Citigroup World Government Bond ex U.S. Index

Total Return
Since Inception	0.10%
(Inception date April 29, 2013)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but not do not reflect the deduction of insurance charges.

Curian Guidance Funds (continued)

Curian Capital, LLC

(Unaudited)

Curian Guidance – International Opportunities Growth Fund

*80% MSCI All Country World ex U.S. Index, 20% Citigroup World Government Bond ex U.S. Index

Total Return
Since Inception	1.90%
(Inception date April 29, 2013)

Curian Guidance – Equity 100 Fund

Average Annual Total Returns
1 Year	27.15%
Since Inception	23.11%
(Inception date September 10, 2012)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but not do not reflect the deduction of insurance charges.

Curian Guidance Funds (continued)

Curian Capital, LLC

(Unaudited)

Curian Guidance – Fixed Income 100 Fund

Average Annual Total Returns
1 Year	-2.42%
Since Inception	-1.26%
(Inception date September 10, 2012)

Curian Guidance – Real Assets Fund

*33% FTSE EPRA/NAREIT Developed Index, 33% Dow Jones-UBS Commodity Index, 34% Barclays Capital U.S. TIPS Index

Total Return
Since Inception	-1.00%
(Inception date April 29, 2013)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but not do not reflect the deduction of insurance charges.

Curian American Funds

Capital Research and Management Company

(Unaudited)

Curian/American Funds® Global Growth Fund

Portfolio Manager Commentary: For the period September 16, 2013 through December 31, 2013, Curian/American Funds Global Growth Fund outperformed its benchmark by posting a return of 10.00% compared to 7.07% for the MSCI All Country World Index.

The Fund seeks long-term growth of capital through exclusive investment in Class 1 shares of American Funds Insurance Series® – Global Growth FundSM ("Master Fund"). The performance of the Fund is directly related to the performance of the Master Fund. The financial statements of the Master Fund, including the Schedule of Investments and portfolio manager commentary, are provided separately and should be read in conjunction with the Fund's financial statements.

Total Returns*
Since Inception	10.00%
(Inception date September 16, 2013)

Curian/American Funds® Growth Fund

Portfolio Manager Commentary: For the year ended December 31, 2013, Curian/American Funds Growth Fund underperformed its benchmark by posting a return of 29.45% compared to 32.39% for the S&P 500 Index.

The Fund seeks growth of capital through exclusive investment in Class 1 shares of American Funds Insurance Series® – Growth FundSM ("Master Fund").

The performance of the Fund is directly related to the performance of the Master Fund. The financial statements of the Master Fund, including the Schedule of Investments and portfolio manager commentary, are provided separately and should be read in conjunction with the Fund's financial statements.

Curian/American Funds® Growth Fund

Average Annual Total Returns*
1 Year	29.45%
Since Inception	18.57%
(Inception date February 6, 2012)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but not do not reflect the deduction of insurance charges.

*The Fund's investment adviser waived certain expenses of the Fund. Performance results shown reflect the waiver, without which they would have been lower.

Curian Variable Series Trust Master Feeder Funds and Fund of Funds

Schedules of Investments (in thousands)

December 31, 2013

	Shares	Value
Curian Guidance - Interest Rate Opportunities Fund
INVESTMENT COMPANIES - 100.0%
Curian Long Short Credit Fund (1.3%) (a)	493	$5,016
Curian/BlackRock Global Long Short Credit Fund (1.2%) (a)	497	5,016
Curian/FAMCO Flex Core Covered Call Fund (2.0%) (a)	138	1,568
Curian/UBS Global Long Short Fixed Income Opportunities Fund (3.8%) (a)	504	5,017
JNL/Brookfield Global Infrastructure Fund (0.3%) (a)	127	1,882
JNL/Goldman Sachs Emerging Markets Debt Fund (0.3%) (a)	219	2,508
JNL/Invesco Global Real Estate Fund (0.2%) (a)	255	2,508
JNL/PIMCO Real Return Fund (0.2%) (a)	307	3,135
JNL/PPM America Floating Rate Income Fund (0.3%) (a)	432	4,707
Total Investment Companies (cost $31,688)		31,357
Total Investments - 100.0% (cost $31,688)		31,357
Other Assets and Liabilities, Net - (0.0%)		(10)
Total Net Assets - 100.0%		$31,347

Curian Guidance - Multi-Strategy Income Fund
INVESTMENT COMPANIES - 100.0%
Curian Long Short Credit Fund (0.3%) (a)	101	$1,024
Curian/BlackRock Global Long Short Credit Fund (0.2%) (a)	102	1,025
Curian/DoubleLine Total Return Fund (0.5%) (a)	299	2,988
Curian/FAMCO Flex Core Covered Call Fund (0.4%) (a)	28	320
Curian/PIMCO Credit Income Fund (4.3%) (a)	220	2,241
Curian/UBS Global Long Short Fixed Income Opportunities Fund (0.8%) (a)	103	1,025
JNL/Brookfield Global Infrastructure Fund (0.1%) (a)	26	388
JNL/Franklin Templeton Global Multisector Bond Fund (0.2%) (a)	249	2,988
JNL/Goldman Sachs Emerging Markets Debt Fund (0.3%) (a)	175	2,006
JNL/Invesco Global Real Estate Fund (0.0%) (a)	52	512
JNL/Neuberger Berman Strategic Income Fund (0.5%) (a)	213	2,241
JNL/PIMCO Real Return Fund (0.0%) (a)	63	640
JNL/PPM America Floating Rate Income Fund (0.2%) (a)	225	2,457
JNL/PPM America High Yield Bond Fund (0.1%) (a)	208	1,494
Total Investment Companies (cost $21,611)		21,349
Total Investments - 100.0% (cost $21,611)		21,349
Other Assets and Liabilities, Net - (0.0%)		(7)
Total Net Assets - 100.0%		$21,342

Curian Guidance - Equity Income Fund
INVESTMENT COMPANIES - 100.0%
Curian Dynamic Risk Advantage - Diversified Fund (2.0%) (a)	688	$7,015
Curian/Epoch Global Shareholder Yield Fund (48.3%) (a)	1,441	16,374
Curian/FAMCO Flex Core Covered Call Fund (9.0%) (a)	618	7,017
Curian/The Boston Company Equity Income Fund (18.5%) (a)	525	7,019
JNL/Brookfield Global Infrastructure Fund (0.3%) (a)	159	2,350
JNL/Invesco Global Real Estate Fund (0.2%) (a)	238	2,339
JNL/T. Rowe Price Value Fund (0.2%) (a)	290	4,679
Total Investment Companies (cost $44,916)		46,793
Total Investments - 100.0% (cost $44,916)		46,793
Other Assets and Liabilities, Net - (0.0%)		(16)
Total Net Assets - 100.0%		$46,777

Curian Guidance - Conservative Fund
INVESTMENT COMPANIES - 100.0%
Curian Dynamic Risk Advantage - Diversified Fund (1.6%) (a)	571	$5,820
Curian/BlackRock Global Long Short Credit Fund (1.4%) (a)	576	5,819
Curian/DoubleLine Total Return Fund (1.6%) (a)	872	8,714
Curian/FAMCO Flex Core Covered Call Fund (1.5%) (a)	103	1,173
Curian/PIMCO Credit Income Fund (11.2%) (a)	577	5,868
JNL/Franklin Templeton Global Multisector Bond Fund (0.3%) (a)	486	5,828
JNL/Invesco Global Real Estate Fund (0.3%) (a)	474	4,663
JNL/Neuberger Berman Strategic Income Fund (1.9%) (a)	831	8,729
JNL/PPM America Floating Rate Income Fund (0.4%) (a)	534	5,824
JNL/PPM America High Yield Bond Fund (0.2%) (a)	811	5,819
Total Investment Companies (cost $58,629)		58,257
Total Investments - 100.0% (cost $58,629)		58,257
Other Assets and Liabilities, Net - (0.0%)		(21)
Total Net Assets - 100.0%		$58,236

Curian Guidance - Moderate Fund
INVESTMENT COMPANIES - 100.0%
Curian Dynamic Risk Advantage - Diversified Fund (7.7%) (a)	2,667	$27,200
Curian Long Short Credit Fund (0.9%) (a)	357	3,626
Curian/AQR Risk Parity Fund (1.2%) (a)	360	3,623
Curian/Ashmore Emerging Market Small Cap Equity Fund (6.2%) (a)	105	1,096
Curian/BlackRock Global Long Short Credit Fund (0.9%) (a)	359	3,627

See accompanying Notes to Financial Statements.

	Shares	Value
Curian/DoubleLine Total Return Fund (2.0%) (a)	1,087	10,871
Curian/Eaton Vance Global Macro Absolute Return Advantage Fund (1.1%) (a)	477	4,537
Curian/Franklin Templeton Frontier Markets Fund (0.7%) (a)	89	1,097
Curian/Franklin Templeton Natural Resources Fund (1.0%) (a)	144	1,369
Curian/Lazard International Strategic Equity Fund (19.6%) (a)	658	7,637
Curian/Neuberger Berman Currency Fund (1.1%) (a)	185	1,814
Curian/Nicholas Convertible Arbitrage Fund (1.0%) (a)	215	2,266
Curian/PIMCO Credit Income Fund (15.6%) (a)	803	8,172
Curian/PineBridge Merger Arbitrage Fund (0.9%) (a)	225	2,267
Curian/UBS Global Long Short Fixed Income Opportunities Fund (2.8%) (a)	364	3,629
Curian/Van Eck International Gold Fund (1.2%) (a)	296	1,389
JNL/AQR Managed Futures Strategy Fund (0.9%) (a)	440	4,532
JNL/BlackRock Commodity Securities Strategy Fund (0.1%) (a)	122	1,363
JNL/Brookfield Global Infrastructure Fund (0.4%) (a)	185	2,729
JNL/DFA U.S. Core Equity Fund (1.3%) (a)	620	6,539
JNL/Franklin Templeton Global Multisector Bond Fund (0.6%) (a)	908	10,887
JNL/Franklin Templeton Small Cap Value Fund (0.1%) (a)	79	1,307
JNL/Goldman Sachs Emerging Markets Debt Fund (0.7%) (a)	475	5,438
JNL/Invesco Global Real Estate Fund (0.2%) (a)	277	2,722
JNL/Invesco International Growth Fund (0.6%) (a)	595	7,638
JNL/Invesco Small Cap Growth Fund (0.2%) (a)	67	1,307
JNL/JPMorgan MidCap Growth Fund (0.2%) (a)	63	1,965
JNL/Lazard Emerging Markets Fund (0.3%) (a)	397	4,356
JNL/Mellon Capital Global Alpha Fund (0.6%) (a)	135	1,362
JNL/Neuberger Berman Strategic Income Fund (1.7%) (a)	777	8,160
JNL/PPM America Floating Rate Income Fund (0.4%) (a)	499	5,445
JNL/PPM America High Yield Bond Fund (0.2%) (a)	767	5,505
JNL/PPM America Mid Cap Value Fund (0.6%) (a)	131	1,961
JNL/Red Rocks Listed Private Equity Fund (0.6%) (a)	374	4,550
JNL/S&P Competitive Advantage Fund (0.2%) (a)	194	3,266
JNL/S&P Dividend Income & Growth Fund (0.1%) (a)	229	3,265
JNL/S&P Intrinsic Value Fund (0.2%) (a)	210	3,267
JNL/S&P Total Yield Fund (0.3%) (a)	218	3,267
JNL/T. Rowe Price Established Growth Fund (0.1%) (a)	197	6,553
Total Investment Companies (cost $177,700)		181,604
Total Investments - 100.0% (cost $177,700)		181,604
Other Assets and Liabilities, Net - (0.0%)		(62)
Total Net Assets - 100.0%		$181,542

Curian Guidance - Growth Fund
INVESTMENT COMPANIES - 100.0%
Curian Dynamic Risk Advantage - Diversified Fund (1.3%) (a)	461	$4,698
Curian Long Short Credit Fund (0.2%) (a)	92	939
Curian/AQR Risk Parity Fund (0.4%) (a)	117	1,174
Curian/Ashmore Emerging Market Small Cap Equity Fund (2.9%) (a)	50	517
Curian/BlackRock Global Long Short Credit Fund (0.2%) (a)	70	705
Curian/DoubleLine Total Return Fund (0.2%) (a)	94	939
Curian/Eaton Vance Global Macro Absolute Return Advantage Fund (0.3%) (a)	123	1,174
Curian/Franklin Templeton Frontier Markets Fund (0.3%) (a)	42	517
Curian/Franklin Templeton Natural Resources Fund (0.3%) (a)	49	470
Curian/Lazard International Strategic Equity Fund (9.3%) (a)	312	3,617
Curian/Nicholas Convertible Arbitrage Fund (0.2%) (a)	56	587
Curian/PIMCO Credit Income Fund (1.3%) (a)	69	705
Curian/UBS Global Long Short Fixed Income Opportunities Fund (0.9%) (a)	118	1,174
Curian/Van Eck International Gold Fund (0.4%) (a)	101	476
JNL/AQR Managed Futures Strategy Fund (0.2%) (a)	91	939
JNL/BlackRock Commodity Securities Strategy Fund (0.0%) (a)	42	470
JNL/Brookfield Global Infrastructure Fund (0.1%) (a)	64	940
JNL/DFA U.S. Core Equity Fund (0.6%) (a)	294	3,101
JNL/Franklin Templeton Global Multisector Bond Fund (0.1%) (a)	78	940
JNL/Franklin Templeton Small Cap Value Fund (0.1%) (a)	37	620
JNL/Goldman Sachs Emerging Markets Debt Fund (0.1%) (a)	41	470
JNL/Invesco Global Real Estate Fund (0.1%) (a)	96	939
JNL/Invesco International Growth Fund (0.3%) (a)	282	3,617
JNL/Invesco Small Cap Growth Fund (0.1%) (a)	32	620
JNL/JPMorgan MidCap Growth Fund (0.1%) (a)	30	930
JNL/Lazard Emerging Markets Fund (0.1%) (a)	188	2,067
JNL/Neuberger Berman Strategic Income Fund (0.2%) (a)	67	705
JNL/PPM America Floating Rate Income Fund (0.0%) (a)	43	470
JNL/PPM America High Yield Bond Fund (0.0%) (a)	65	470

See accompanying Notes to Financial Statements.

	Shares	Value
JNL/PPM America Mid Cap Value Fund (0.3%) (a)	62	930
JNL/Red Rocks Listed Private Equity Fund (0.2%) (a)	145	1,762
JNL/S&P Competitive Advantage Fund (0.1%) (a)	92	1,550
JNL/S&P Dividend Income & Growth Fund (0.1%) (a)	109	1,550
JNL/S&P Intrinsic Value Fund (0.1%) (a)	100	1,550
JNL/S&P Total Yield Fund (0.1%) (a)	104	1,550
JNL/T. Rowe Price Established Growth Fund (0.1%) (a)	93	3,101
Total Investment Companies (cost $45,197)		46,983
Total Investments - 100.0% (cost $45,197)		46,983
Other Assets and Liabilities, Net - (0.0%)		(15)
Total Net Assets - 100.0%		$46,968

Curian Guidance - Moderate Growth Fund
INVESTMENT COMPANIES - 100.0%
Curian Dynamic Risk Advantage - Diversified Fund (11.2%) (a)	3,904	$39,818
Curian Long Short Credit Fund (1.3%) (a)	522	5,308
Curian/AQR Risk Parity Fund (1.7%) (a)	527	5,303
Curian/Ashmore Emerging Market Small Cap Equity Fund (12.1%) (a)	207	2,148
Curian/BlackRock Global Long Short Credit Fund (1.3%) (a)	526	5,308
Curian/DoubleLine Total Return Fund (1.9%) (a)	1,061	10,606
Curian/Eaton Vance Global Macro Absolute Return Advantage Fund (1.7%) (a)	698	6,642
Curian/Franklin Templeton Frontier Markets Fund (1.3%) (a)	173	2,142
Curian/Franklin Templeton Natural Resources Fund (1.4%) (a)	210	2,004
Curian/Lazard International Strategic Equity Fund (38.3%) (a)	1,291	14,972
Curian/Neuberger Berman Currency Fund (1.6%) (a)	271	2,655
Curian/Nicholas Convertible Arbitrage Fund (1.4%) (a)	314	3,317
Curian/PIMCO Credit Income Fund (15.2%) (a)	782	7,957
Curian/PineBridge Merger Arbitrage Fund (1.3%) (a)	330	3,319
Curian/UBS Global Long Short Fixed Income Opportunities Fund (4.1%) (a)	533	5,313
Curian/Van Eck International Gold Fund (1.7%) (a)	434	2,035
JNL/AQR Managed Futures Strategy Fund (1.4%) (a)	644	6,638
JNL/BlackRock Commodity Securities Strategy Fund (0.1%) (a)	179	1,995
JNL/Brookfield Global Infrastructure Fund (0.6%) (a)	271	4,012
JNL/DFA U.S. Core Equity Fund (2.6%) (a)	1,212	12,769
JNL/Franklin Templeton Global Multisector Bond Fund (0.6%) (a)	886	10,626
JNL/Franklin Templeton Small Cap Value Fund (0.2%) (a)	154	2,552
JNL/Goldman Sachs Emerging Markets Debt Fund (0.7%) (a)	463	5,306
JNL/Invesco Global Real Estate Fund (0.3%) (a)	405	3,986
JNL/Invesco International Growth Fund (1.2%) (a)	1,162	14,914
JNL/Invesco Small Cap Growth Fund (0.3%) (a)	130	2,554
JNL/JPMorgan MidCap Growth Fund (0.3%) (a)	124	3,837
JNL/Lazard Emerging Markets Fund (0.6%) (a)	775	8,505
JNL/Mellon Capital Global Alpha Fund (0.9%) (a)	198	1,995
JNL/Neuberger Berman Strategic Income Fund (1.7%) (a)	758	7,962
JNL/PPM America Floating Rate Income Fund (0.3%) (a)	487	5,313
JNL/PPM America High Yield Bond Fund (0.2%) (a)	763	5,477
JNL/PPM America Mid Cap Value Fund (1.2%) (a)	257	3,832
JNL/Red Rocks Listed Private Equity Fund (0.8%) (a)	547	6,662
JNL/S&P Competitive Advantage Fund (0.4%) (a)	379	6,377
JNL/S&P Dividend Income & Growth Fund (0.2%) (a)	448	6,376
JNL/S&P Intrinsic Value Fund (0.4%) (a)	410	6,387
JNL/S&P Total Yield Fund (0.5%) (a)	426	6,379
JNL/T. Rowe Price Established Growth Fund (0.3%) (a)	388	12,920
Total Investment Companies (cost $256,585)		266,221
Total Investments - 100.0% (cost $256,585)		266,221
Other Assets and Liabilities, Net - (0.0%)		(93)
Total Net Assets - 100.0%		$266,128

Curian Guidance - Maximum Growth Fund
INVESTMENT COMPANIES - 100.0%
Curian Focused International Equity Fund (94.7%) (a)	767	$8,065
Curian Focused U.S. Equity Fund (90.7%) (a)	598	6,563
Curian Long Short Credit Fund (0.3%) (a)	110	1,116
Curian/AQR Risk Parity Fund (0.4%) (a)	139	1,395
Curian/Ashmore Emerging Market Small Cap Equity Fund (6.5%) (a)	111	1,157
Curian/BlackRock Global Long Short Credit Fund (0.2%) (a)	83	837
Curian/Eaton Vance Global Macro Absolute Return Advantage Fund (0.3%) (a)	147	1,397
Curian/Franklin Templeton Frontier Markets Fund (0.7%) (a)	94	1,160
Curian/Franklin Templeton Natural Resources Fund (0.3%) (a)	44	421
Curian/Lazard International Strategic Equity Fund (20.7%) (a)	696	8,075
Curian/Nicholas Convertible Arbitrage Fund (0.3%) (a)	66	698
Curian/UBS Global Long Short Fixed Income Opportunities Fund (1.1%) (a)	140	1,397
Curian/Van Eck International Gold Fund (0.4%) (a)	91	428
JNL/AQR Managed Futures Strategy Fund (0.2%) (a)	108	1,116
JNL/BlackRock Commodity Securities Strategy Fund (0.0%) (a)	38	420
JNL/Brookfield Global Infrastructure Fund (0.2%) (a)	76	1,119

See accompanying Notes to Financial Statements.

	Shares	Value
JNL/DFA U.S. Core Equity Fund (1.3%) (a)	623	6,569
JNL/Franklin Templeton Small Cap Value Fund (0.1%) (a)	79	1,313
JNL/Invesco Global Real Estate Fund (0.1%) (a)	114	1,117
JNL/Invesco Small Cap Growth Fund (0.2%) (a)	67	1,313
JNL/JPMorgan MidCap Growth Fund (0.2%) (a)	64	1,973
JNL/Lazard Emerging Markets Fund (0.3%) (a)	420	4,608
JNL/PPM America Mid Cap Value Fund (0.6%) (a)	132	1,970
JNL/Red Rocks Listed Private Equity Fund (0.3%) (a)	207	2,516
JNL/S&P Competitive Advantage Fund (0.2%) (a)	195	3,281
JNL/S&P Dividend Income & Growth Fund (0.1%) (a)	230	3,280
JNL/S&P Intrinsic Value Fund (0.2%) (a)	210	3,282
JNL/S&P Total Yield Fund (0.3%) (a)	219	3,282
Total Investment Companies (cost $65,111)		69,868
Total Investments - 100.0% (cost $65,111)		69,868
Other Assets and Liabilities, Net - (0.0%)		(24)
Total Net Assets - 100.0%		$69,844

Curian Guidance - Tactical Moderate Growth Fund
INVESTMENT COMPANIES - 100.0%
Curian Dynamic Risk Advantage - Diversified Fund (6.6%) (a)	2,306	$23,525
Curian Long Short Credit Fund (1.2%) (a)	462	4,703
Curian/AQR Risk Parity Fund (1.5%) (a)	467	4,694
Curian/BlackRock Global Long Short Credit Fund (1.1%) (a)	466	4,703
Curian/Eaton Vance Global Macro Absolute Return Advantage Fund (1.5%) (a)	618	5,886
Curian/Franklin Templeton Natural Resources Fund (1.3%) (a)	186	1,775
Curian/Neuberger Berman Currency Fund (1.4%) (a)	240	2,351
Curian/Nicholas Convertible Arbitrage Fund (1.2%) (a)	279	2,939
Curian/PineBridge Merger Arbitrage Fund (1.1%) (a)	292	2,941
Curian/UBS Global Long Short Income Opportunities Fund (3.6%) (a)	473	4,710
Curian/Van Eck International Gold Fund (1.5%) (a)	384	1,800
JNL/AQR Managed Futures Strategy Fund (1.2%) (a)	571	5,887
JNL/BlackRock Commodity Securities Strategy Fund (0.1%) (a)	158	1,768
JNL/Brookfield Global Infrastructure Fund (0.5%) (a)	240	3,553
JNL/Invesco Global Real Estate Fund (0.2%) (a)	360	3,536
JNL/Mellon Capital Bond Index Fund (1.5%) (a)	2,025	23,525
JNL/Mellon Capital Emerging Markets Index Fund (2.6%) (a)	1,857	18,872
JNL/Mellon Capital Global Alpha Fund (0.8%) (a)	176	1,769
JNL/Mellon Capital International Index Fund (1.6%) (a)	2,618	37,988
JNL/Mellon Capital S&P 400 MidCap Index Fund (1.4%) (a)	1,218	22,603
JNL/Mellon Capital S&P 500 Index Fund (0.9%) (a)	1,850	28,341
JNL/Mellon Capital Small Cap Index Fund (1.2%) (a)	1,354	22,811
JNL/Red Rocks Listed Private Equity Fund (0.7%) (a)	486	5,919
JNL/WMC Money Market Fund (0.0%) (a)	—	—
Total Investment Companies (cost $231,194)		236,599
Total Investments - 100.0% (cost $231,194)		236,599
Other Assets and Liabilities, Net - (0.0%)		(82)
Total Net Assets - 100.0%		$236,517

Curian Guidance - Tactical Maximum Growth Fund
INVESTMENT COMPANIES - 100.0%
Curian Long Short Credit Fund (0.3%) (a)	111	$1,129
Curian/AQR Risk Parity Fund (0.4%) (a)	112	1,125
Curian/BlackRock Global Long Short Credit Fund (0.3%) (a)	112	1,129
Curian/Eaton Vance Global Macro Absolute Return Advantage Fund (0.4%) (a)	148	1,413
Curian/Franklin Templeton Natural Resources Fund (0.3%) (a)	45	429
Curian/Neuberger Berman Currency Fund (0.3%) (a)	58	564
Curian/Nicholas Convertible Arbitrage Fund (0.3%) (a)	67	706
Curian/PineBridge Merger Arbitrage Fund (0.3%) (a)	70	707
Curian/T. Rowe Price Capital Appreciation Fund (45.3%) (a)	1,686	17,716
Curian/UBS Global Long Short Fixed Income Opportunities Fund (0.9%) (a)	113	1,131
Curian/Van Eck International Gold Fund (0.4%) (a)	93	435
JNL/AQR Managed Futures Strategy Fund (0.3%) (a)	138	1,423
JNL/BlackRock Commodity Securities Strategy Fund (0.0%) (a)	38	426
JNL/Brookfield Global Infrastructure Fund (0.1%) (a)	58	862
JNL/Franklin Templeton Small Cap Value Fund (0.2%) (a)	107	1,771
JNL/Invesco Global Real Estate Fund (0.1%) (a)	86	851
JNL/Invesco International Growth Fund (0.4%) (a)	417	5,348
JNL/Invesco Small Cap Growth Fund (0.3%) (a)	111	2,169
JNL/Ivy Asset Strategy Fund (0.6%) (a)	1,182	17,856
JNL/Lazard Emerging Markets Fund (0.2%) (a)	258	2,832
JNL/Mellon Capital Global Alpha Fund (0.2%) (a)	42	426
JNL/Red Rocks Listed Private Equity Fund (0.2%) (a)	118	1,431
JNL/T. Rowe Price Established Growth Fund (0.1%) (a)	155	5,154

See accompanying Notes to Financial Statements.

	Shares	Value
JNL/T. Rowe Price Value Fund (0.2%) (a)	256	4,132
Total Investment Companies (cost $66,855)		71,165
Total Investments - 100.0% (cost $66,855)		71,165
Other Assets and Liabilities, Net - (0.0%)		(25)
Total Net Assets - 100.0%		$71,140

Curian Guidance - Institutional Alt 65 Fund
INVESTMENT COMPANIES - 100.0%
Curian Long Short Credit Fund (1.5%) (a)	572	$5,818
Curian/AQR Risk Parity Fund (1.9%) (a)	577	5,802
Curian/BlackRock Global Long Short Credit Fund (1.4%) (a)	576	5,817
Curian/DFA U.S. Micro Cap Fund (0.6%) (a)	79	1,137
Curian/DoubleLine Total Return Fund (0.7%) (a)	391	3,907
Curian/Eaton Vance Global Macro Absolute Return Advantage Fund (1.8%) (a)	765	7,279
Curian/FAMCO Flex Core Covered Call Fund (4.7%) (a)	322	3,658
Curian/Franklin Templeton Frontier Markets Fund (0.7%) (a)	92	1,136
Curian/Franklin Templeton Natural Resources Fund (1.6%) (a)	232	2,212
Curian/Neuberger Berman Currency Fund (1.8%) (a)	297	2,907
Curian/Nicholas Convertible Arbitrage Fund (1.5%) (a)	345	3,636
Curian/PineBridge Merger Arbitrage Fund (1.4%) (a)	361	3,638
Curian/UBS Global Long Short Fixed Income Opportunities Fund (4.5%) (a)	585	5,825
Curian/Van Eck International Gold Fund (1.9%) (a)	477	2,236
JNL/AQR Managed Futures Strategy Fund (1.5%) (a)	712	7,334
JNL/BlackRock Commodity Securities Strategy Fund (0.2%) (a)	196	2,192
JNL/Brookfield Global Infrastructure Fund (0.6%) (a)	251	3,717
JNL/Franklin Templeton Global Multisector Bond Fund (0.4%) (a)	607	7,285
JNL/Franklin Templeton International Small Cap Growth Fund (0.3%) (a)	101	1,135
JNL/Franklin Templeton Small Cap Value Fund (0.2%) (a)	101	1,685
JNL/Invesco Global Real Estate Fund (0.2%) (a)	371	3,650
JNL/Invesco International Growth Fund (0.5%) (a)	488	6,257
JNL/Invesco Small Cap Growth Fund (0.2%) (a)	87	1,697
JNL/Lazard Emerging Markets Fund (0.1%) (a)	153	1,684
JNL/Mellon Capital Global Alpha Fund (0.9%) (a)	218	2,192
JNL/PPM America Floating Rate Income Fund (0.1%) (a)	103	1,119
JNL/PPM America High Yield Bond Fund (0.0%) (a)	158	1,134
JNL/Red Rocks Listed Private Equity Fund (0.6%) (a)	424	5,157
JNL/T. Rowe Price Established Growth Fund (0.1%) (a)	171	5,689
JNL/T. Rowe Price Value Fund (0.2%) (a)	349	5,634
Total Investment Companies (cost $106,671)		112,569
Total Investments - 100.0% (cost $106,671)		112,569
Other Assets and Liabilities, Net - (0.0%)		(41)
Total Net Assets - 100.0%		$112,528

Curian Guidance - Institutional Alt 100 Conservative Fund
INVESTMENT COMPANIES - 100.0%
Curian Long Short Credit Fund (0.4%) (a)	145	$1,472
Curian/AQR Risk Parity Fund (0.5%) (a)	146	1,471
Curian/BlackRock Global Long Short Credit Fund (0.4%) (a)	182	1,840
Curian/Eaton Vance Global Macro Absolute Return Advantage Fund (0.4%) (a)	155	1,473
Curian/Neuberger Berman Currency Fund (0.9%) (a)	150	1,472
Curian/Nicholas Convertible Arbitrage Fund (0.6%) (a)	139	1,471
Curian/PineBridge Merger Arbitrage Fund (0.6%) (a)	165	1,656
Curian/The Boston Company Multi-Alpha Market Neutral Equity Fund (0.6%) (a)	73	737
Curian/UBS Global Long Short Fixed Income Opportunities Fund (0.8%) (a)	111	1,105
JNL/AQR Managed Futures Strategy Fund (0.4%) (a)	179	1,839
JNL/Brookfield Global Infrastructure Fund (0.1%) (a)	37	554
JNL/Invesco Global Real Estate Fund (0.0%) (a)	56	552
JNL/Mellon Capital Global Alpha Fund (0.8%) (a)	183	1,845
JNL/Red Rocks Listed Private Equity Fund (0.1%) (a)	76	923
Total Investment Companies (cost $18,305)		18,410
Total Investments - 100.0% (cost $18,305)		18,410
Other Assets and Liabilities, Net - (0.0%)		(6)
Total Net Assets - 100.0%		$18,404

Curian Guidance - Institutional Alt 100 Moderate Fund
INVESTMENT COMPANIES - 100.0%
Curian Long Short Credit Fund (5.9%) (a)	2,270	$23,082
Curian/AQR Risk Parity Fund (7.4%) (a)	2,281	22,952
Curian/BlackRock Global Long Short Credit Fund (5.6%) (a)	2,282	23,047
Curian/Eaton Vance Global Macro Absolute Return Advantage Fund (7.2%) (a)	3,030	28,842
Curian/Franklin Templeton Natural Resources Fund (6.4%) (a)	925	8,815
Curian/Neuberger Berman Currency Fund (7.0%) (a)	1,173	11,495
Curian/Nicholas Convertible Arbitrage Fund (6.0%) (a)	1,365	14,399
Curian/PineBridge Merger Arbitrage Fund (5.5%) (a)	1,431	14,409

See accompanying Notes to Financial Statements.

	Shares	Value
Curian/UBS Global Long Short Fixed Income Opportunities Fund (17.7%) (a)	2,319	23,096
Curian/Van Eck International Gold Fund (7.5%) (a)	1,868	8,759
JNL/AQR Managed Futures Strategy Fund (6.1%) (a)	2,857	29,423
JNL/BlackRock Commodity Securities Strategy Fund (0.6%) (a)	782	8,730
JNL/Brookfield Global Infrastructure Fund (2.6%) (a)	1,204	17,816
JNL/Invesco Global Real Estate Fund (1.1%) (a)	1,770	17,401
JNL/Mellon Capital Global Alpha Fund (3.8%) (a)	866	8,715
JNL/Red Rocks Listed Private Equity Fund (3.6%) (a)	2,434	29,629
Total Investment Companies (cost $286,082)		290,610
Total Investments - 100.0% (cost $286,082)		290,610
Other Assets and Liabilities, Net - (0.0%)		(105)
Total Net Assets - 100.0%		$290,505

Curian Guidance - Institutional Alt 100 Growth Fund
INVESTMENT COMPANIES - 100.0%
Curian Long Short Credit Fund (0.8%) (a)	303	$3,080
Curian/AQR Risk Parity Fund (1.2%) (a)	383	3,850
Curian/BlackRock Global Long Short Credit Fund (0.6%) (a)	229	2,310
Curian/Eaton Vance Global Macro Absolute Return Advantage Fund (1.0%) (a)	405	3,851
Curian/Franklin Templeton Natural Resources Fund (1.1%) (a)	162	1,541
Curian/Nicholas Convertible Arbitrage Fund (0.8%) (a)	182	1,925
Curian/UBS Global Long Short Fixed Income Opportunities Fund (2.9%) (a)	387	3,851
Curian/Van Eck International Gold Fund (1.3%) (a)	333	1,564
JNL/AQR Managed Futures Strategy Fund (0.6%) (a)	299	3,080
JNL/BlackRock Commodity Securities Strategy Fund (0.1%) (a)	138	1,541
JNL/Brookfield Global Infrastructure Fund (0.5%) (a)	208	3,081
JNL/Invesco Global Real Estate Fund (0.2%) (a)	313	3,081
JNL/Red Rocks Listed Private Equity Fund (0.7%) (a)	475	5,777
Total Investment Companies (cost $38,117)		38,532
Total Investments - 100.0% (cost $38,117)		38,532
Other Assets and Liabilities, Net - (0.0%)		(13)
Total Net Assets - 100.0%		$38,519

Curian Guidance - International Opportunities Conservative Fund
INVESTMENT COMPANIES - 100.0%
Curian/Baring International Fixed Income Fund (4.7%) (a)	91	$871
Curian/Lazard International Strategic Equity Fund (0.4%) (a)	14	155
Curian/Neuberger Berman Currency Fund (0.1%) (a)	20	194
Curian/Urdang International REIT Fund (1.4%) (a)	21	194
JNL/Goldman Sachs Emerging Markets Debt Fund (0.0%) (a)	25	290
JNL/Invesco International Growth Fund (0.0%) (a)	12	155
JNL/Lazard Emerging Markets Fund (0.0%) (a)	7	77
Total Investment Companies (cost $1,943)		1,936
Total Investments - 100.0% (cost $1,943)		1,936
Other Assets and Liabilities, Net - (0.0%)		(1)
Total Net Assets - 100.0%		$1,935

Curian Guidance - International Opportunities Moderate Fund
INVESTMENT COMPANIES - 100.0%
Curian/Aberdeen Latin America Fund (1.6%) (a)	19	$158
Curian/Ashmore Emerging Market Small Cap Equity Fund (1.8%) (a)	31	317
Curian/Baring International Fixed Income Fund (7.0%) (a)	137	1,313
Curian/Franklin Templeton Frontier Markets Fund (0.2%) (a)	21	264
Curian/Lazard International Strategic Equity Fund (1.1%) (a)	36	421
Curian/Neuberger Berman Currency Fund (0.1%) (a)	16	157
Curian/Schroder Emerging Europe Fund (0.7%) (a)	15	158
Curian/Urdang International REIT Fund (1.9%) (a)	29	263
JNL/Eastspring Investments Asia ex-Japan Fund (0.2%) (a)	42	315
JNL/Eastspring Investments China-India Fund (0.0%) (a)	22	158
JNL/Goldman Sachs Emerging Markets Debt Fund (0.1%) (a)	69	788
JNL/Invesco International Growth Fund (0.1%) (a)	53	684
JNL/Lazard Emerging Markets Fund (0.0%) (a)	24	263
Total Investment Companies (cost $5,229)		5,259
Total Investments - 100.0% (cost $5,229)		5,259
Other Assets and Liabilities, Net - (0.0%)		(2)
Total Net Assets - 100.0%		$5,257

Curian Guidance - International Opportunities Growth Fund
INVESTMENT COMPANIES - 100.0%
Curian/Aberdeen Latin America Fund (3.4%) (a)	40	$329
Curian/Ashmore Emerging Market Small Cap Equity Fund (2.7%) (a)	45	472
Curian/Baring International Fixed Income Fund (3.5%) (a)	69	656

See accompanying Notes to Financial Statements.

	Shares	Value
Curian/Franklin Templeton Frontier Markets Fund (0.2%) (a)	23	284
Curian/Lazard International Strategic Equity Fund (1.2%) (a)	41	471
Curian/Neuberger Berman Currency Fund (0.1%) (a)	14	141
Curian/Schroder Emerging Europe Fund (0.9%) (a)	18	187
Curian/Urdang International REIT Fund (1.7%) (a)	26	236
JNL/Eastspring Investments Asia ex-Japan Fund (0.3%) (a)	50	377
JNL/Eastspring Investments China-India Fund (0.1%) (a)	33	236
JNL/Goldman Sachs Emerging Markets Debt Fund (0.0%) (a)	24	281
JNL/Invesco International Growth Fund (0.1%) (a)	55	707
JNL/Lazard Emerging Markets Fund (0.0%) (a)	30	329
Total Investment Companies (cost $4,562)		4,706
Total Investments - 100.0% (cost $4,562)		4,706
Other Assets and Liabilities, Net - (0.0%)		(1)
Total Net Assets - 100.0%		$4,705

Curian Guidance - Equity 100 Fund
INVESTMENT COMPANIES - 100.0%
JNL/Franklin Templeton Small Cap Value Fund (0.4%) (a)	264	$4,379
JNL/Invesco International Growth Fund (0.4%) (a)	381	4,895
JNL/Invesco Small Cap Growth Fund (0.7%) (a)	276	5,410
JNL/Lazard Emerging Markets Fund (0.5%) (a)	704	7,729
JNL/Mellon Capital International Index Fund (0.2%) (a)	320	4,637
JNL/Mellon Capital S&P 500 Index Fund (0.5%) (a)	942	14,427
JNL/T. Rowe Price Established Growth Fund (0.1%) (a)	185	6,183
JNL/T. Rowe Price Value Fund (0.2%) (a)	240	3,864
Total Investment Companies (cost $48,582)		51,524
Total Investments - 100.0% (cost $48,582)		51,524
Other Assets and Liabilities, Net - (0.0%)		(17)
Total Net Assets - 100.0%		$51,507

Curian Guidance - Fixed Income 100 Fund
INVESTMENT COMPANIES - 100.0%
Curian/PIMCO Credit Income Fund (13.3%) (a)	688	$6,991
JNL/Goldman Sachs Emerging Markets Debt Fund (0.0%) (a)	20	233
JNL/JPMorgan U.S. Government & Quality Bond Fund (0.3%) (a)	267	3,495
JNL/Mellon Capital Bond Index Fund (0.02%) (a)	301	3,496
JNL/PPM America Floating Rate Income Fund (0.2%) (a)	214	2,334
JNL/PPM America High Yield Bond Fund (0.1%) (a)	358	2,571
JNL/T. Rowe Price Short-Term Bond Fund (0.3%) (a)	422	4,198
Total Investment Companies (cost $24,034)		23,318
Total Investments - 100.0% (cost $24,034)		23,318
Other Assets and Liabilities, Net - (0.0%)		(8)
Total Net Assets - 100.0%		$23,310

Curian Guidance - Real Assets Fund
INVESTMENT COMPANIES - 100.0%
Curian/Eaton Vance Global Macro Absolute Return Advantage Fund (0.1%) (a)	55	$528
Curian/Franklin Templeton Natural Resources Fund (0.4%) (a)	56	529
Curian/Neuberger Berman Currency Fund (0.3%) (a)	54	528
Curian/Urdang International REIT Fund (3.1%) (a)	46	423
Curian/Van Eck International Gold Fund (0.3%) (a)	80	375
JNL/BlackRock Commodity Securities Strategy Fund (0.1%) (a)	85	951
JNL/Brookfield Global Infrastructure Fund (0.1%) (a)	61	898
JNL/Invesco Global Real Estate Fund (0.0%) (a)	43	422
JNL/PIMCO Real Return Fund (0.0%) (a)	62	633
Total Investment Companies (cost $5,321)		5,287
Total Investments - 100.0% (cost $5,321)		5,287
Other Assets and Liabilities, Net - (0.0%)		(2)
Total Net Assets - 100.0%		$5,285

Curian/American Funds Global Growth Fund
INVESTMENT COMPANIES - 100.0%
American Funds Insurance Series - Global Growth Fund - Class 1	178	$5,357
Total Investment Companies (cost $5,157)		5,357
Total Investments - 100.0% (cost $5,157)		5,357
Other Assets and Liabilities, Net - (0.0%)		(2)
Total Net Assets - 100.0%		$5,355

See accompanying Notes to Financial Statements.

	Shares	Value
Curian/American Funds Growth Fund
INVESTMENT COMPANIES - 100.1%
American Funds Insurance Series - Growth Fund - Class 1	619	$48,622
Total Investment Companies (cost $41,859)		48,622
Total Investments - 100.1% (cost $41,859)		48,622
Other Assets and Liabilities, Net - (0.1%)		(26)
Total Net Assets - 100.0%		$48,596

(a)

At December 31, 2013, the Fund’s percentage ownership of the underlying affiliated fund is presented parenthetically. The Fund does not invest in the underlying affiliated funds for the purpose of exercising management or control. Percentages reflecting 0.0% represent amounts less than 0.05%.

Abbreviations:

“-” Amount rounds to less than one thousand

REIT - Real Estate Investment Trust

See accompanying Notes to Financial Statements.

Curian Variable Series Trust Master Feeder Funds and Fund of Funds

Statements of Assets and Liabilities (in thousands, except net asset value per share)

December 31, 2013

	Curian Guidance - Interest Rate Opportunities Fund	Curian Guidance - Multi-Strategy Income Fund	Curian Guidance - Equity Income Fund	Curian Guidance - Conservative Fund	Curian Guidance - Moderate Fund	Curian Guidance - Growth Fund
Assets
Investments - unaffiliated, at value (a)	$—	$—	$—	$—	$—	$—
Investments - affiliated, at value (b)	31,357	21,349	46,793	58,257	181,604	46,983
Total investments, at value (c)	31,357	21,349	46,793	58,257	181,604	46,983
Receivable for fund shares sold	127	103	84	13	294	408
Receivable from adviser	—	—	—	—	—	—
Other assets	1	—	1	1	3	1
Total assets	31,485	21,452	46,878	58,271	181,901	47,392
Liabilities
Payable for advisory fees	5	4	8	10	29	7
Payable for administrative fees	5	4	8	10	29	7
Payable for 12b-1 fee	—	—	—	—	—	—
Payable for investment securities purchased	121	94	82	9	230	406
Payable for fund shares redeemed	6	8	2	4	64	2
Payable for trustee fees	—	—	1	2	5	1
Payable for chief compliance officer fees	—	—	—	—	—	—
Payable for other expenses	1	—	—	—	2	1
Total liabilities	138	110	101	35	359	424
Net assets	$31,347	$21,342	$46,777	$58,236	$181,542	$46,968
Net assets consist of:
Paid-in capital	$30,936	$21,119	$41,629	$57,751	$169,275	$44,300
Undistributed net investment income	735	508	2,314	668	2,125	509
Accumulated net realized gain (loss)	7	(23)	957	189	6,238	373
Net unrealized appreciation (depreciation) on investments	(331)	(262)	1,877	(372)	3,904	1,786
	$31,347	$21,342	$46,777	$58,236	$181,542	$46,968
Shares outstanding (no par value), unlimited shares authorized	3,184	2,192	3,834	5,474	15,430	4,294
Net asset value per share	$9.84	$9.73	$12.20	$10.64	$11.77	$10.94

(a) Investments - unaffiliated, at cost	$—	$—	$—	$—	$—	$—
(b) Investments - affiliated, at cost	31,688	21,611	44,916	58,629	177,700	45,197
(c) Total investments, at cost	$31,688	$21,611	$44,916	$58,629	$177,700	$45,197

See accompanying Notes to Financial Statements.

	Curian Guidance - Moderate Growth Fund	Curian Guidance - Maximum Growth Fund	Curian Guidance - Tactical Moderate Growth Fund	Curian Guidance - Tactical Maximum Growth Fund	Curian Guidance - Institutional Alt 65 Fund	Curian Guidance - Institutional Alt 100 Conservative Fund
Assets
Investments - unaffiliated, at value (a)	$—	$—	$—	$—	$—	$—
Investments - affiliated, at value (b)	266,221	69,868	236,599	71,165	112,569	18,410
Total investments, at value (c)	266,221	69,868	236,599	71,165	112,569	18,410
Receivable for fund shares sold	522	92	370	136	104	16
Receivable from adviser	—	—	—	—	—	—
Other assets	4	1	4	1	2	—
Total assets	266,747	69,961	236,973	71,302	112,675	18,426
Liabilities
Payable for advisory fees	44	11	38	11	19	3
Payable for administrative fees	44	11	38	11	19	3
Payable for 12b-1 fee	—	—	—	—	—	—
Payable for investment securities purchased	509	63	277	2	100	15
Payable for fund shares redeemed	12	29	93	135	4	1
Payable for trustee fees	7	2	7	2	4	—
Payable for chief compliance officer fees	1	—	1	—	—	—
Payable for other expenses	2	1	2	1	1	—
Total liabilities	619	117	456	162	147	22
Net assets	$266,128	$69,844	$236,517	$71,140	$112,528	$18,404
Net assets consist of:
Paid-in capital	$245,779	$61,076	$217,375	$63,095	$104,394	$18,188
Undistributed net investment income	2,794	635	2,373	473	1,026	155
Accumulated net realized gain (loss)	7,919	3,376	11,364	3,262	1,210	(44)
Net unrealized appreciation (depreciation) on investments	9,636	4,757	5,405	4,310	5,898	105
	$266,128	$69,844	$236,517	$71,140	$112,528	$18,404
Shares outstanding (no par value), unlimited shares authorized	22,672	5,678	20,423	6,013	9,956	1,840
Net asset value per share	$11.74	$12.30	$11.58	$11.83	$11.30	$10.00

(a) Investments - unaffiliated, at cost	$—	$—	$—	$—	$—	$—
(b) Investments - affiliated, at cost	256,585	65,111	231,194	66,855	106,671	18,305
(c) Total investments, at cost	$256,585	$65,111	$231,194	$66,855	$106,671	$18,305

See accompanying Notes to Financial Statements.

	Curian Guidance - Institutional Alt 100 Moderate Fund	Curian Guidance - Institutional Alt 100 Growth Fund	Curian Guidance - International Opportunities Conservative Fund	Curian Guidance - International Opportunities Moderate Fund	Curian Guidance - International Opportunities Growth Fund	Curian Guidance - Equity 100 Fund
Assets
Investments - unaffiliated, at value (a)	$—	$—	$—	$—	$—	$—
Investments - affiliated, at value (b)	290,610	38,532	1,936	5,259	4,706	51,524
Total investments, at value (c)	290,610	38,532	1,936	5,259	4,706	51,524
Receivable for fund shares sold	183	258	4	9	—	388
Receivable from adviser	—	—	—	—	—	—
Other assets	5	1	—	—	1	1
Total assets	290,798	38,791	1,940	5,268	4,707	51,913
Liabilities
Payable for advisory fees	48	6	1	1	1	8
Payable for administrative fees	48	6	1	1	1	8
Payable for 12b-1 fee	—	—	—	—	—	—
Payable for investment securities purchased	141	256	3	9	—	383
Payable for fund shares redeemed	44	3	—	—	—	5
Payable for trustee fees	10	1	—	—	—	1
Payable for chief compliance officer fees	1	—	—	—	—	—
Payable for other expenses	1	—	—	—	—	1
Total liabilities	293	272	5	11	2	406
Net assets	$290,505	$38,519	$1,935	$5,257	$4,705	$51,507
Net assets consist of:
Paid-in capital	$280,268	$37,559	$1,899	$5,131	$4,508	$45,093
Undistributed net investment income	3,433	636	37	92	50	432
Accumulated net realized gain (loss)	2,276	(91)	6	4	3	3,040
Net unrealized appreciation (depreciation) on investments	4,528	415	(7)	30	144	2,942
	$290,505	$38,519	$1,935	$5,257	$4,705	$51,507
Shares outstanding (no par value), unlimited shares authorized	27,397	3,783	197	525	462	3,930
Net asset value per share	$10.60	$10.18	$9.81	$10.01	$10.19	$13.11

(a) Investments - unaffiliated, at cost	$—	$—	$—	$—	$—	$—
(b) Investments - affiliated, at cost	286,082	38,117	1,943	5,229	4,562	48,582
(c) Total investments, at cost	$286,082	$38,117	$1,943	$5,229	$4,562	$48,582

See accompanying Notes to Financial Statements.

	Curian Guidance - Fixed Income 100 Fund	Curian Guidance - Real Assets Fund	Curian/ American Funds Global Growth Fund(d)	Curian/ American Funds Growth Fund(d)
Assets
Investments - unaffiliated, at value (a)	$—	$—	$5,357	$48,622
Investments - affiliated, at value (b)	23,318	5,287	—	—
Total investments, at value (c)	23,318	5,287	5,357	48,622
Receivable for fund shares sold	21	22	36	67
Receivable from adviser	—	—	2	19
Other assets	1	—	—	1
Total assets	23,340	5,309	5,395	48,709
Liabilities
Payable for advisory fees	4	1	3	33
Payable for administrative fees	4	1	1	7
Payable for 12b-1 fee	—	—	—	4
Payable for investment securities purchased	16	21	36	66
Payable for fund shares redeemed	5	1	—	2
Payable for trustee fees	1	—	—	1
Payable for chief compliance officer fees	—	—	—	—
Payable for other expenses	—	—	—	—
Total liabilities	30	24	40	113
Net assets	$23,310	$5,285	$5,355	$48,596
Net assets consist of:
Paid-in capital	$23,967	$5,211	$5,110	$41,476
Undistributed net investment income	564	106	44	211
Accumulated net realized gain (loss)	(505)	2	1	146
Net unrealized appreciation (depreciation) on investments	(716)	(34)	200	6,763
	$23,310	$5,285	$5,355	$48,596
Shares outstanding (no par value), unlimited shares authorized	2,381	534	487	3,519
Net asset value per share	$9.79	$9.90	$11.00	$13.81

(a) Investments - unaffiliated, at cost	$—	$—	$5,157	$41,859
(b) Investments - affiliated, at cost	24,034	5,321	—	—
(c) Total investments, at cost	$24,034	$5,321	$5,157	$41,859

(d)         The Master Funds for the Curian American Master Feeder Funds are the Class 1 shares of the corresponding American Funds Insurance Series Fund. These financial statements should be read in conjunction with each Master Fund’s shareholder report.

See accompanying Notes to Financial Statements.

Curian Variable Series Trust Master Feeder Funds and Fund of Funds

Statements of Operations (in thousands)

For the Year Ended December 31, 2013

	Curian Guidance- Interest Rate Opportunities Fund (a)	Curian Guidance - Multi-Strategy Income Fund (a)	Curian Guidance - Equity Income Fund	Curian Guidance - Conservative Fund	Curian Guidance - Moderate Fund	Curian Guidance - Growth Fund (a)
Investment income
Dividends from affiliated investments	$392	$412	$749	$804	$2,067	$411
Dividends received from master fund	—	—	—	—	—	—
Total investment income	392	412	749	804	2,067	411

Expenses
Advisory fees	22	17	67	90	221	29
Administrative fees	22	17	67	90	221	29
12b-1 fees	—	—	—	—	—	—
Legal fees	1	1	2	3	8	1
Trustee fees	1	—	3	3	8	1
Other expenses	—	—	1	4	6	—
Total expenses	46	35	140	190	464	60
Expense waived by Adviser	—	—	—	—	—	—
Net expenses	46	35	140	190	464	60
Net investment income	346	377	609	614	1,603	351

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Unaffiliated investments	—	—	—	—	—	—
Affiliated investments	(39)	(69)	294	107	5,364	21
Distributions from affiliated investment companies	435	177	2,374	139	1,428	510
Net change in unrealized appreciation (depreciation) on investments	(331)	(262)	1,623	(711)	3,274	1,786
Net realized and unrealized gain (loss)	65	(154)	4,291	(465)	10,066	2,317
Net increase (decrease) in net assets from operations	$411	$223	$4,900	$149	$11,669	$2,668

(a) Period from April 29, 2013 (commencement of operations).

See accompanying Notes to Financial Statements.

	Curian Guidance - Moderate Growth Fund	Curian Guidance - Maximum Growth Fund	Curian Guidance - Tactical Moderate Growth Fund	Curian Guidance - Tactical Maximum Growth Fund	Curian Guidance - Institutional Alt 65 Fund	Curian Guidance - Institutional Alt 100 Conservative Fund (a)
Investment income
Dividends from affiliated investments	$2,658	$509	$2,866	$598	$1,259	$161
Dividends received from master fund	—	—	—	—	—	—
Total investment income	2,658	509	2,866	598	1,259	161

Expenses
Advisory fees	331	91	332	92	176	14
Administrative fees	331	91	332	92	176	14
12b-1 fees	—	—	—	—	—	—
Legal fees	12	3	12	3	6	—
Trustee fees	12	4	12	3	7	—
Other expenses	9	2	9	3	5	—
Total expenses	695	191	697	193	370	28
Expense waived by Adviser	—	—	—	—	—	—
Net expenses	695	191	697	193	370	28
Net investment income	1,963	318	2,169	405	889	133

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Unaffiliated investments	—	—	—	—	—	—
Affiliated investments	6,298	2,840	9,845	2,904	771	(46)
Distributions from affiliated investment companies	2,497	867	1,803	462	615	24
Net change in unrealized appreciation (depreciation) on investments	7,919	4,281	4,563	3,576	4,703	105
Net realized and unrealized gain (loss)	16,714	7,988	16,211	6,942	6,089	83
Net increase (decrease) in net assets from operations	$18,677	$8,306	$18,380	$7,347	$6,978	$216

(a) Period from April 29, 2013 (commencement of operations).

See accompanying Notes to Financial Statements.

	Curian Guidance - Institutional Alt 100 Moderate Fund	Curian Guidance - Institutional Alt 100 Growth Fund (a)	Curian Guidance - International Opportunities Conservative Fund (a)	Curian Guidance - International Opportunities Moderate Fund (a)	Curian Guidance - International Opportunities Growth Fund (a)	Curian Guidance - Equity 100 Fund
Investment income
Dividends from affiliated investments	$4,084	$627	$34	$83	$51	$492
Dividends received from master fund	—	—	—	—	—	—
Total investment income	4,084	627	34	83	51	492

Expenses
Advisory fees	481	26	1	3	3	53
Administrative fees	481	26	1	3	3	53
12b-1 fees	—	—	—	—	—	—
Legal fees	17	1	—	—	—	2
Trustee fees	18	1	—	—	—	2
Other expenses	13	1	1	1	1	1
Total expenses	1,010	55	3	7	7	111
Expense waived by Adviser	—	—	—	—	—	—
Net expenses	1,010	55	3	7	7	111
Net investment income	3,074	572	31	76	44	381

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Unaffiliated investments	—	—	—	—	—	—
Affiliated investments	2,279	(98)	2	(9)	(8)	2,428
Distributions from affiliated investment companies	508	71	10	29	17	664
Net change in unrealized appreciation (depreciation) on:
Investments	2,042	415	(7)	30	144	2,906
Net realized and unrealized gain (loss)	4,829	388	5	50	153	5,998
Net increase (decrease) in net assets from operations	$7,903	$960	$36	$126	$197	$6,379

(a) Period from April 29, 2013 (commencement of operations).

See accompanying Notes to Financial Statements.

	Curian Guidance - Fixed Income 100 Fund	Curian Guidance - Real Assets Fund (a)	Curian/ American Funds Global Growth Fund (b)(c)	Curian/ American Funds Growth Fund (c)
Investment income
Dividends from affiliated investments	$607	$39	$—	$—
Dividends received from master fund	—	—	47	424
Total investment income	607	39	47	424

Expenses
Advisory fees	37	3	5	220
Administrative fees	37	3	1	52
12b-1 fees	—	—	2	65
Legal fees	1	—	—	2
Trustee fees	2	—	—	2
Other expenses	2	1	—	2
Total expenses	79	7	8	343
Expense waived by Adviser	—	—	(4)	(130)
Net expenses	79	7	4	213
Net investment income	528	32	43	211

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Unaffiliated investments	—	—	1	152
Affiliated investments	(550)	(3)	—	—
Distributions from affiliated investment companies	80	79	—	—
Net change in unrealized appreciation (depreciation) on investments	(615)	(34)	200	6,480
Net realized and unrealized gain (loss)	(1,085)	42	201	6,632
Net increase (decrease) in net assets from operations	$(557)	$74	$244	$6,843

(a)         Period from April 29, 2013 (commencement of operations).

(b)         Period from September 16, 2013 (commencement of operations).

(c)          The Master Funds for the Curian American Master Feeder Funds are the Class 1 shares of the corresponding American Funds Insurance Series Fund. These financial statements should be read in conjunction with each Master Fund’s shareholder report.

See accompanying Notes to Financial Statements.

Curian Variable Series Trust Master Feeder Funds and Fund of Funds

Statements of Changes in Net Assets (in thousands)

For the Period Ended December 31, 2013

	Curian Guidance - Interest Rate Opportunities Fund (a)	Curian Guidance - Multi-Strategy Income Fund (a)	Curian Guidance - Equity Income Fund	Curian Guidance - Conservative Fund	Curian Guidance - Moderate Fund	Curian Guidance - Growth Fund (a)
Operations
Net investment income	$346	$377	$609	$614	$1,603	$351
Net realized gain (loss)	396	108	2,668	246	6,792	531
Net change in unrealized appreciation (depreciation)	(331)	(262)	1,623	(711)	3,274	1,786
Net increase (decrease) in net assets from operations	411	223	4,900	149	11,669	2,668
Distributions to shareholders
From net investment income	—	—	(164)	(333)	(520)	—
From net realized gain	—	—	(23)	(32)	(33)	—
Total distributions to shareholders	—	—	(187)	(365)	(553)	—
Share transactions(1)
Proceeds from sale of shares	34,497	24,739	31,597	54,463	142,014	49,468
Reinvestment of distributions	—	—	187	365	553	—
Cost of shares redeemed	(3,561)	(3,620)	(7,576)	(21,759)	(22,251)	(5,168)
Change in net assets from share transactions	30,936	21,119	24,208	33,069	120,316	44,300
Change in net assets	31,347	21,342	28,921	32,853	131,432	46,968
Net assets beginning of year	—	—	17,856	25,383	50,110	—
Net assets end of year	$31,347	$21,342	$46,777	$58,236	$181,542	$46,968
Undistributed net investment income	$735	$508	$2,314	$668	$2,125	$509

(1) Share transactions
Shares sold	3,550	2,568	2,776	5,097	12,595	4,780
Reinvestment of distributions	—	—	16	35	48	—
Shares redeemed	(366)	(376)	(660)	(2,048)	(1,971)	(486)
Change in shares	3,184	2,192	2,132	3,084	10,672	4,294
Purchase and sales of investment securities (excluding short-term securities):
Purchase of securities	$35,402	$25,525	$34,043	$72,806	$207,635	$48,273
Proceeds from sales of securities	3,675	3,845	7,028	39,337	84,794	3,097

(a)         Period from April 29, 2013 (commencement of operations).

See accompanying Notes to Financial Statements.

	Curian Guidance - Moderate Growth Fund	Curian Guidance - Maximum Growth Fund	Curian Guidance - Tactical Moderate Growth Fund	Curian Guidance - Tactical Maximum Growth Fund	Curian Guidance - Institutional Alt 65 Fund	Curian Guidance - Institutional Alt 100 Conservative Fund (a)
Operations
Net investment income	$1,963	$318	$2,169	$405	$889	$133
Net realized gain (loss)	8,795	3,707	11,648	3,366	1,386	(22)
Net change in unrealized appreciation (depreciation)	7,919	4,281	4,563	3,576	4,703	105
Net increase (decrease) in net assets from operations	18,677	8,306	18,380	7,347	6,978	216
Distributions to shareholders
From net investment income	(319)	(80)	(628)	—	(152)	—
From net realized gain	(277)	(76)	(600)	(30)	(234)	—
Total distributions to shareholders	(596)	(156)	(1,228)	(30)	(386)	—
Share transactions(1)
Proceeds from sale of shares	203,613	48,886	178,640	52,001	76,316	20,685
Reinvestment of distributions	596	156	1,228	30	386	—
Cost of shares redeemed	(26,336)	(8,666)	(35,101)	(9,569)	(19,830)	(2,497)
Change in net assets from share transactions	177,873	40,376	144,767	42,462	56,872	18,188
Change in net assets	195,954	48,526	161,919	49,779	63,464	18,404
Net assets beginning of year	70,174	21,318	74,598	21,361	49,064	—
Net assets end of year	$266,128	$69,844	$236,517	$71,140	$112,528	$18,404
Undistributed net investment income	$2,794	$635	$2,373	$473	$1,026	$155

(1) Share transactions
Shares sold	18,295	4,371	16,278	4,801	7,035	2,093
Reinvestment of distributions	52	13	108	3	35	—
Shares redeemed	(2,340)	(760)	(3,178)	(872)	(1,813)	(253)
Change in shares	16,007	3,624	13,208	3,932	5,257	1,840
Purchase and sales of investment securities (excluding short-term securities):
Purchase of securities	$297,697	$90,433	$338,713	$93,029	$97,973	$22,526
Proceeds from sales of securities	115,890	49,011	191,144	49,712	39,959	4,175

(a)         Period from April 29, 2013 (commencement of operations).

See accompanying Notes to Financial Statements.

	Curian Guidance - Institutional Alt 100 Moderate Fund	Curian Guidance - Institutional Alt 100 Growth Fund (a)	Curian Guidance - International Opportunities Conservative Fund (a)	Curian Guidance - International Opportunities Moderate Fund (a)	Curian Guidance - International Opportunities Growth Fund (a)	Curian Guidance - Equity 100 Fund
Operations
Net investment income	$3,074	$572	$31	$76	$44	$381
Net realized gain (loss)	2,787	(27)	12	20	9	3,092
Net change in unrealized appreciation (depreciation)	2,042	415	(7)	30	144	2,906
Net increase (decrease) in net assets from operations	7,903	960	36	126	197	6,379
Distributions to shareholders
From net investment income	(64)	—	—	—	—	(29)
From net realized gain	(651)	—	—	—	—	(13)
Total distributions to shareholders	(715)	—	—	—	—	(42)
Share transactions(1)
Proceeds from sale of shares	193,160	41,415	2,426	5,914	5,118	47,736
Reinvestment of distributions	715	—	—	—	—	42
Cost of shares redeemed	(52,574)	(3,856)	(527)	(783)	(610)	(6,445)
Change in net assets from share transactions	141,301	37,559	1,899	5,131	4,508	41,333
Change in net assets	148,489	38,519	1,935	5,257	4,705	47,670
Net assets beginning of year	142,016	—	—	—	—	3,837
Net assets end of year	$290,505	$38,519	$1,935	$5,257	$4,705	$51,507
Undistributed net investment income	$3,433	$636	$37	$92	$50	$432

(1) Share transactions
Shares sold	18,492	4,171	251	605	524	4,090
Reinvestment of distributions	69	—	—	—	—	3
Shares redeemed	(5,041)	(388)	(54)	(80)	(62)	(535)
Change in shares	13,520	3,783	197	525	462	3,558
Purchase and sales of investment securities (excluding short-term securities):
Purchase of securities	$280,269	$46,198	$2,307	$5,691	$4,837	$75,449
Proceeds from sales of securities	136,040	7,984	366	454	267	33,097

(a)         Period from April 29, 2013 (commencement of operations).

See accompanying Notes to Financial Statements.

	Curian Guidance - Fixed Income 100 Fund	Curian Guidance - Real Assets Fund (a)	Curian/ American Funds Global Growth Fund (b)(c)	Curian/ American Funds Growth Fund(c)
Operations
Net investment income	$528	$32	$43	$211
Net realized gain (loss)	(470)	76	1	152
Net change in unrealized appreciation (depreciation)	(615)	(34)	200	6,480
Net increase (decrease) in net assets from operations	(557)	74	244	6,843
Distributions to shareholders
From net investment income	(102)	—	—	(49)
From net realized gain	(5)	—	—	—
Total distributions to shareholders	(107)	—	—	(49)
Share transactions(1)
Proceeds from sale of shares	27,271	5,669	5,363	37,717
Reinvestment of distributions	107	—	—	49
Cost of shares redeemed	(9,803)	(458)	(252)	(6,393)
Change in net assets from share transactions	17,575	5,211	5,111	31,373
Change in net assets	16,911	5,285	5,355	38,167
Net assets beginning of year	6,399	—	—	10,429
Net assets end of year	$23,310	$5,285	$5,355	$48,596
Undistributed net investment income	$564	$106	$44	$211

(1) Share transactions
Shares sold	2,730	580	511	3,059
Reinvestment of distributions	11	—	—	4
Shares redeemed	(995)	(46)	(24)	(520)
Change in shares	1,746	534	487	2,543
Purchase and sales of investment securities (excluding short-term securities):
Purchase of securities	$33,835	$5,565	$5,171	$32,463
Proceeds from sales of securities	15,752	242	15	907

(a)         Period from April 29, 2013 (commencement of operations).

(b)         Period from September 16, 2013 (commencement of operations).

(c)          The Master Funds for the Curian American Master Feeder Funds are the Class 1 shares of the corresponding American Funds Insurance Series Fund. These financial statements should be read in conjunction with each Master Fund’s shareholder report.

See accompanying Notes to Financial Statements.

Curian Variable Series Trust Master Feeder Funds and Fund of Funds

Statements of Changes in Net Assets (in thousands)

For the Period Ended December 31, 2012

	Curian Guidance - Equity Income Fund(a)	Curian Guidance - Conservative Fund(a)	Curian Guidance - Moderate Fund(a)	Curian Guidance - Moderate Growth Fund(a)	Curian Guidance - Maximum Growth Fund(a)	Curian Guidance - Tactical Moderate Growth Fund(a)
Operations
Net investment income (loss)	$104	$227	$337	$203	$55	$427
Net realized gain (loss)	77	135	184	348	87	721
Net change in unrealized appreciation (depreciation)	254	339	630	1,717	476	842
Net increase in net assets from operations	435	701	1,151	2,268	618	1,990
Share transactions(1)
Proceeds from sale of shares	18,897	27,902	52,830	74,162	21,692	77,917
Cost of shares redeemed	(1,480)	(3,224)	(3,875)	(6,260)	(996)	(5,313)
Change in net assets from share transactions	17,417	24,678	48,955	67,902	20,696	72,604
Change in net assets	17,852	25,379	50,106	70,170	21,314	74,594
Net assets beginning of period	4	4	4	4	4	4
Net assets end of period	$17,856	$25,383	$50,110	$70,174	$21,318	$74,598
Undistributed (excess of distributions over) net investment income	$160	$330	$511	$296	$73	$597

(1) Share transactions
Shares sold	1,846	2,697	5,135	7,277	2,153	7,741
Shares redeemed	(144)	(307)	(377)	(612)	(99)	(526)
Change in shares	1,702	2,390	4,758	6,665	2,054	7,215
Purchase and sales of investment securities (excluding short-term securities):
Purchase of securities	$18,340	$25,455	$50,672	$71,592	$21,455	$80,869
Proceeds from sales of securities	748	421	1,169	3,208	613	7,204

(a)         Period from February 6, 2012 (commencement of operations).

See accompanying Notes to Financial Statements.

	Curian Guidance - Tactical Maximum Growth Fund(a)	Curian Guidance - Institutional Alt 65 Fund(a)	Curian Guidance - Institutional Alt 100 Moderate Fund(a)	Curian Guidance - Equity 100 Fund(b)	Curian Guidance - Fixed Income 100 Fund(b)	Curian/ American Funds Growth Fund(a)(c)
Operations
Net investment income (loss)	$(16)	$71	$(86)	$29	$91	$49
Net realized gain (loss)	10	276	649	12	17	(6)
Net change in unrealized appreciation (depreciation)	734	1,195	2,486	36	(101)	283
Net increase in net assets from operations	728	1,542	3,049	77	7	326
Share transactions(1)
Proceeds from sale of shares	23,417	49,955	143,714	3,863	6,676	10,773
Cost of shares redeemed	(2,788)	(2,437)	(4,751)	(103)	(284)	(674)
Change in net assets from share transactions	20,629	47,518	138,963	3,760	6,392	10,099
Change in net assets	21,357	49,060	142,012	3,837	6,399	10,425
Net assets beginning of period	4	4	4	—	—	4
Net assets end of period	$21,361	$49,064	$142,016	$3,837	$6,399	$10,429
Undistributed (excess of distributions over) net investment income	$(7)	$123	$(74)	$29	$103	$49

(1) Share transactions
Shares sold	2,360	4,938	14,351	382	663	1,043
Shares redeemed	(279)	(239)	(474)	(10)	(28)	(67)
Change in shares	2,081	4,699	13,877	372	635	976
Purchase and sales of investment securities (excluding short-term securities):
Purchase of securities	$22,014	$50,995	$145,352	$3,893	$6,533	$10,422
Proceeds from sales of securities	1,373	3,200	6,000	91	32	265

(a)         Period from February 6, 2012 (commencement of operations).

(b)         Period from September 10, 2012 (commencement of operations).

(c)          The Master Fund for the Curian American Master Feeder Fund is the Class 1 shares of the corresponding American Funds Insurance Series Fund. These financial statements should be read in conjunction with the Master Fund’s shareholder report.

See accompanying Notes to Financial Statements.

Curian Variable Series Trust Master Feeder Funds and Fund of Funds

Financial Highlights

For a Share Outstanding

		Increase (Decrease) from Investment Operations			Distributions from					Supplemental Data			Ratios(a)(e)
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(b)	Net Realized & Unrealized Gain (Loss)	Total from Investment Operations	Net Investment Income		Net Realized Gain on Investment Transactions		Net Asset Value, End of Period	Total Return(c)	Net Assets, End of Period (in thousands)	Portfolio Turnover(d)	Net Expenses to Average Net Assets	Total Expenses to Average Net Assets	Net Investment Income (Loss) to Average Net Assets
Curian Guidance - Interest Rate Opportunities Fund
12/31/2013‡	$10.00	$0.21	$(0.37)	$(0.16)	$—		$—		$9.84	(1.60)%	$31,347	25%	0.42%	0.42%	3.14%
Curian Guidance - Multi-Strategy Income Fund
12/31/2013‡	10.00	0.29	(0.56)	(0.27)	—		—		9.73	(2.70)	21,342	35	0.42	0.42	4.48
Curian Guidance - Equity Income Fund
12/31/2013	10.49	0.21	1.55	1.76	(0.04)		(0.01)		12.20	16.79	46,777	21	0.42	0.42	1.84
12/31/2012*	10.00	0.16	0.33	0.49	—		—		10.49	4.90	17,856	11	0.46	0.46	1.75
Curian Guidance - Conservative Fund
12/31/2013	10.62	0.15	(0.06)	0.09	(0.06)		(0.01)		10.64	0.85	58,236	88	0.42	0.42	1.37
12/31/2012*	10.00	0.26	0.36	0.62	—		—		10.62	6.20	25,383	5	0.46	0.46	2.75
Curian Guidance - Moderate Fund
12/31/2013	10.53	0.16	1.12	1.28	(0.04)		(0.00	)(f)	11.77	12.15	181,542	77	0.42	0.42	1.45
12/31/2012*	10.00	0.22	0.31	0.53	—		—		10.53	5.30	50,110	7	0.46	0.46	2.40
Curian Guidance - Growth Fund
12/31/2013‡	10.00	0.18	0.76	0.94	—		—		10.94	9.40	46,968	16	0.42	0.42	2.47
Curian Guidance - Moderate Growth Fund
12/31/2013	10.53	0.13	1.10	1.23	(0.01)		(0.01)		11.74	11.76	266,128	70	0.42	0.42	1.18
12/31/2012*	10.00	0.09	0.44	0.53	—		—		10.53	5.30	70,174	14	0.46	0.46	1.03
Curian Guidance - Maximum Growth Fund
12/31/2013	10.38	0.08	1.86	1.94	(0.01)		(0.01)		12.30	18.78	69,844	108	0.42	0.42	0.70
12/31/2012*	10.00	0.09	0.29	0.38	—		—		10.38	3.80	21,318	9	0.46	0.46	0.94
Curian Guidance - Tactical Moderate Growth Fund
12/31/2013	10.34	0.14	1.16	1.30	(0.03)		(0.03)		11.58	12.62	236,517	116	0.42	0.42	1.31
12/31/2012*	10.00	0.18	0.16	0.34	—		—		10.34	3.40	74,598	30	0.46	0.46	2.02
Curian Guidance - Tactical Maximum Growth Fund
12/31/2013	10.26	0.10	1.48	1.58	—		(0.01)		11.83	15.35	71,140	108	0.42	0.42	0.88
12/31/2012*	10.00	(0.02)	0.28	0.26	—		—		10.26	2.60	21,361	17	0.46	0.46	(0.22)
Curian Guidance - Institutional Alt 65 Fund
12/31/2013	10.44	0.11	0.79	0.90	(0.02)		(0.02)		11.30	8.63	112,528	46	0.42	0.42	1.01
12/31/2012*	10.00	0.04	0.40	0.44	—		—		10.44	4.40	49,064	19	0.46	0.46	0.47
Curian Guidance - Institutional Alt 100 Conservative Fund
12/31/2013‡	10.00	0.13	(0.13)	0.00	—		—		10.00	0.00	18,404	46	0.42	0.42	1.95
Curian Guidance - Institutional Alt 100 Moderate Fund
12/31/2013	10.23	0.13	0.26	0.39	(0.00	)(f)	(0.02)		10.60	3.88	290,505	57	0.42	0.42	1.28
12/31/2012*	10.00	(0.02)	0.25	0.23	—		—		10.23	2.30	142,016	14	0.46	0.46	(0.23)
Curian Guidance - Institutional Alt 100 Growth Fund
12/31/2013‡	10.00	0.30	(0.12)	0.18	—		—		10.18	1.80	38,519	45	0.42	0.42	4.37

See accompanying Notes to Financial Statements.

		Increase (Decrease) from Investment Operations			Distributions from				Supplemental Data			Ratios(a)(e)
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(b)	Net Realized & Unrealized Gain (Loss)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investment Transactions		Net Asset Value, End of Period	Total Return(c)	Net Assets, End of Period (in thousands)	Portfolio Turnover(d)	Net Expenses to Average Net Assets	Total Expenses to Average Net Assets	Net Investment Income (Loss) to Average Net Assets
Curian Guidance - International Opportunities Conservative Fund
12/31/2013‡	$10.00	$0.26	$(0.45)	$(0.19)	$—	$—		$9.81	(1.90)%	$1,935	36%	0.42%	0.42%	4.02%
Curian Guidance - International Opportunities Moderate Fund
12/31/2013‡	10.00	0.31	(0.30)	0.01	—	—		10.01	0.10	5,257	20	0.42	0.42	4.60
Curian Guidance - International Opportunities Growth Fund
12/31/2013‡	10.00	0.17	0.02	0.19	—	—		10.19	1.90	4,705	12	0.42	0.42	2.55
Curian Guidance - Equity 100 Fund
12/31/2013	10.32	0.17	2.63	2.80	(0.01)	(0.00	)(f)	13.11	27.15	51,507	125	0.42	0.42	1.44
12/31/2012†	10.00	0.25	0.07	0.32	—	—		10.32	3.20	3,837	6	0.48	0.48	8.23
Curian Guidance - Fixed Income 100 Fund
12/31/2013	10.08	0.28	(0.53)	(0.25)	(0.04)	(0.00	)(f)	9.79	(2.42)	23,310	86	0.42	0.42	2.85
12/31/2012†	10.00	0.38	(0.30)	0.08	—	—		10.08	0.80	6,399	1	0.44	0.44	12.40
Curian Guidance - Real Assets Fund
12/31/2013‡	10.00	0.13	(0.23)	(0.10)	—	—		9.90	(1.00)	5,285	10	0.42	0.42	1.90
Curian/American Funds Global Growth Fund(g)
12/31/2013^	10.00	0.22	0.78	1.00	—	—		11.00	10.00	5,355	1	0.62	1.27	7.03
Curian/American Funds Growth Fund(g)
12/31/2013	10.68	0.10	3.04	3.14	(0.01)	—		13.81	29.45	48,596	4	0.82	1.32	0.81
12/31/2012*	10.00	0.20	0.48	0.68	—	—		10.68	6.80	10,429	10	0.85	1.35	2.14

*       Commenced operations on February 6, 2012.

†       Commenced operations on September 10, 2012.

‡       Commenced operations on April 29, 2013.

^        Commenced operations on September 16, 2013.

(a)         Annualized for periods less than one year.

(b)         Per share data calculated using average shares method.

(c)          Total return assumes reinvestment of all distributions for the period. Total return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

(d)         Portfolio turnover is not annualized for periods of less than one year.  For the Feeder Funds and fund of funds, portfolio turnover rate is based on the Feeder Fund’s or fund of funds’ purchases or sales of the Master Fund or underlying funds, respectively.

(e)          Ratios of net investment income and expenses to average net assets do not include the impact of the Master Fund’s or underlying funds’ expenses.

(f)            Amount represents less than $0.005.

(g)         The Master Funds for the Curian American Master Feeder Funds are the Class 1 shares of the corresponding American Funds Insurance Series Fund. These financial statements should be read in conjunction with each Master Fund’s shareholder report.

See accompanying Notes to Financial Statements.

Curian Variable Series Trust Master Feeder Funds and Fund of Funds

Notes to Financial Statements

December 31, 2013

NOTE 1.  ORGANIZATION

The Curian Variable Series Trust (the “Trust”) is an open-end investment management company organized under the laws of the Commonwealth of Massachusetts, by a Declaration of Trust, dated September 7, 2011.  The Trust is registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”), and its shares are registered under the Securities Act of 1933, as amended (“1933 Act”).  The Trust operates as a series company, and at December 31, 2013 consisted of 55 separate funds.  The information presented in these financial statements pertains to the 22 separate funds (each a “Fund,” and collectively, “Funds”) Curian Guidance - Interest Rate Opportunities Fund, Curian Guidance - Multi-Strategy Income Fund, Curian Guidance - Equity Income Fund, Curian Guidance - Conservative Fund, Curian Guidance - Moderate Fund, Curian Guidance - Growth Fund, Curian Guidance - Moderate Growth Fund, Curian Guidance - Maximum Growth Fund, Curian Guidance - Tactical Moderate Growth Fund, Curian Guidance - Tactical Maximum Growth Fund, Curian Guidance - Institutional Alt 65 Fund, Curian Guidance - Institutional Alt 100 Conservative Fund, Curian Guidance - Institutional Alt 100 Moderate Fund, Curian Guidance - Institutional Alt 100 Growth Fund; Curian Guidance - International Opportunities Conservative Fund, Curian Guidance - International Opportunities Moderate Fund, Curian Guidance - International Opportunities Growth Fund, Curian Guidance - Equity 100 Fund, Curian Guidance - Fixed Income 100 Fund and Curian Guidance - Real Assets Fund (these Funds are collectively known as “Curian Guidance Funds”); Curian/American Funds Global Growth Fund and Curian/American Funds Growth Fund (these Funds are collectively known as “Curian American Master Feeder Funds”).  Each Fund represents shares of beneficial interest in a separate portfolio of securities and other assets, each with its own investment objective.

Curian Capital, LLC (“Curian,” the “Adviser” or “Administrator”), a wholly-owned subsidiary of Jackson National Life Insurance Company® (“Jackson”), serves as investment adviser and administrator to the Funds.  Jackson is an indirect wholly owned subsidiary of Prudential plc, a publicly traded company incorporated in the United Kingdom.  Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is the United States of America.  The Funds offer only one class of shares.  Shares of each Fund are sold to life insurance company separate accounts and other affiliated registered investment companies to fund the benefits of variable annuity contracts.  Shares may also be sold directly to qualified and non-qualified retirement plans.

Each of the Curian Guidance Funds operates under a “fund of funds” structure, investing substantially all of its assets in other affiliated Funds (each, an “Underlying Fund,” and, collectively, the “Underlying Funds”) advised by Curian or Jackson National Asset Management, LLC (“JNAM”), a subsidiary of Jackson and an affiliate of Curian.

The Curian American Master Feeder Funds operate as “Feeder Funds” and seek to achieve their investment objective by investing primarily all their investable assets in a separate mutual fund (“Master Fund”).  Each Curian American Master Feeder Fund’s Master Fund is a series of the American Funds Insurance Series®, a registered open-end management investment company, that has the same investment objective as each corresponding Feeder Fund.  Each Master Fund directly acquires securities and the Feeder Fund, by investing in the Master Fund, acquires an indirect interest in those securities.  As of December 31, 2013, Curian/American Funds Global Growth Fund owned 0.09% of its corresponding Master Fund and Curian/American Funds Growth Fund owned 0.20% of its corresponding Master Fund.  The Master Fund’s Schedule of Investments, Financial Statements and accounting policies are outlined in each Master Fund’s shareholder report, which accompanies this report.  This report should be read in conjunction with the Master Fund’s shareholder report.

The Curian American Master Feeder Funds are diversified Funds for purposes of the 1940 Act.  The Curian Guidance Funds are non-diversified.

Curian Guidance - Interest Rate Opportunities Fund, Curian Guidance - Multi-Strategy Income Fund, Curian Guidance - Growth Fund, Curian Guidance - Institutional Alt 100 Conservative Fund, Curian Guidance - Institutional Alt 100 Growth Fund, Curian Guidance - International Opportunities Conservative Fund, Curian Guidance - International Opportunities Moderate Fund, Curian Guidance - International Opportunities Growth Fund and Curian Guidance - Real Assets Fund, commenced operations on April 29, 2013.  Curian/American Funds Global Growth Fund commenced operations on September 16, 2013.

Effective April 29, 2013, the following Fund names were changed:  Curian Guidance — Rising Income Fund changed to Curian Guidance — Equity Income Fund; Curian Guidance — Maximize Income Fund changed to Curian Guidance — Conservative Fund; Curian Guidance — Balanced Income Fund changed to Curian Guidance — Moderate Fund; and Curian Guidance — Institutional Alt 100 Fund changed to Curian Guidance — Institutional Alt 100 Moderate Fund.

NOTE 2.  SIGNIFICANT ACCOUNTING POLICIES

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”.  The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”):

Security Valuation and Fair Value Measurement - Curian has entered into a sub-administration and fund accounting services agreement on behalf of the Funds with Jackson Fund Services (“JFS” or “Sub-Administrator”), a division of JNAM.  Under the Trust’s valuation policy and procedures, the Trust’s Board of Trustees (“Board”) has delegated the daily operational oversight of the securities valuation function to the Pricing Committee of JFS (“Pricing Committee”), which consists of certain officers of the Trust and JNAM management.  The Pricing Committee is responsible for determining fair valuations for any security for which market quotations are not readily available.  For those securities fair valued under procedures adopted by the Board, the Pricing Committee reviews and affirms the reasonableness of the fair valuation determinations after considering all relevant information that is reasonably

Curian Variable Series Trust Master Feeder Funds and Fund of Funds

Notes to Financial Statements

December 31, 2013

available.  The Pricing Committee’s fair valuation determinations are subject to review, at the latest, by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

The net asset value (“NAV”) of each Fund shall be determined as of the close of trading (generally, 4:00 PM Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for trading.  The Curian Guidance Funds’ investments in the Underlying Funds are valued at the daily NAV of the applicable Underlying Fund determined as of the close of the NYSE on each valuation date.  Valuation of investments by the Underlying Funds is discussed in the annual report of the Underlying Funds.  Each Feeder Fund’s investment in its corresponding applicable Master Fund is valued at the daily NAV per share of the Master Fund determined as of the close of the NYSE on each valuation date.  Valuation of the investments by the Master Fund is discussed in each Master Fund’s shareholder report, which accompanies this report.

FASB ASC Topic 820, “Fair Value Measurements and Disclosure” establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.  Various inputs are used in determining the value of a Fund’s investments under FASB ASC Topic 820 guidance and are summarized into 3 broad categories.  Level 1 includes valuations based on quoted prices of identical securities in active markets, including valuations for investments in mutual funds.  Investments in the Underlying Funds and Master Funds are categorized as Level 1 within FASB ASC Topic 820 fair value hierarchy.  The Level 1 valuation assets for the Funds can be referenced in the Schedules of Investments.  There were no Level 2 or Level 3 investments in these Funds.

Distributions to Shareholders - The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.  Dividends from net investment income are generally declared and paid annually, but may be paid more frequently to avoid excise tax.  Distributions of net realized capital gains, if any, will be distributed at least annually, to the extent they exceed available capital loss carry forwards.  Capital gains distributions received from the Underlying Funds are recorded as net realized gain from affiliated investments in the Statements of Operations.

Security Transactions and Investment Income - Security transactions are recorded on the trade date for financial reporting purposes.  Dividend income, is recorded on the ex-dividend date.  Realized gains and losses are determined on the specific identification basis.

Expenses - Expenses are recorded on an accrual basis.  Expenses of the Trust that are directly attributable to a specific Fund are charged to that Fund.  Other Trust level expenses are allocated to the Funds based on the average daily net assets of each Fund.

Expenses in Master Funds and Fund of Funds - Because each Feeder Fund invests substantially all of its assets in a Master Fund, the Feeder Fund shareholders bear the fees and expenses of each respective Master Fund in which the Feeder Fund invests.  Such expenses are not included in the Statements of Operations, but are incurred indirectly because they are considered in the calculation of the net asset value of the respective Master Fund.  As a result, the Feeder Funds’ actual expenses may be higher than those of other mutual funds that invest directly in securities.  A similar situation exists for Curian Guidance Funds as it relates to the expenses associated with the investments in Underlying Funds.

Guarantees and Indemnifications - In the normal course of business, the Trust may enter into contracts with service providers that contain a variety of representations which provide general indemnifications for certain liabilities. Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds.  Each Fund’s maximum exposure under these arrangements is unknown. However, since their commencement of operations, the Funds have not had claims or losses pursuant to these contracts and expect the risk of loss to be remote.  The Funds’ maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Funds cannot be determined and the Funds have no historical basis for predicting the likelihood of any such claims.

Use of Estimates - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

NOTE 3. CERTAIN RISKS

Market Risk - In the normal course of business, the Master Funds and Underlying Funds trade financial instruments and enter into financial transactions where the risk of potential loss exists due to changes in the market (“market risk”).  The value of securities held by the Master Funds and Underlying Funds may decline in response to certain events, including those directly involving the companies whose securities are owned by a Master Fund or Underlying Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and price fluctuations.

Credit and Counterparty Risk - In the normal course of business, the Master Funds or Underlying Funds trade financial instruments and enter into financial transactions where the risk of potential loss exists due to failure of the other party to a transaction to perform (“credit risk”).  Similar to credit risk, a Master Fund or Underlying Fund may be exposed to the risk that an institution or other entity with which the Master Fund or Underlying Fund has unsettled or open transactions will default (“counterparty risk”).  Financial assets, which potentially expose a Master Fund or Underlying Fund to credit risk, consist principally of investments and cash due from counterparties.  The potential loss could exceed the value of the financial assets and liabilities recorded in the Master Fund’s or Underlying Fund’s financial statements.  A Master Fund or Underlying Fund manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.  A Master Fund’s or Underlying Fund’s Adviser and Sub-Advisers attempt to mitigate counterparty risk by (i) periodically assessing the

Curian Variable Series Trust Master Feeder Funds and Fund of Funds

Notes to Financial Statements

December 31, 2013

creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions.  In order to preserve certain safeguards for non-standard settlement trades, the Master Fund and Underlying Fund restrict their exposure to credit and counterparty losses by entering into master netting agreements with counterparties with whom they undertake a significant volume of transactions.  In the event of default, the total market value exposure would be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.  The extent of a Master Fund’s or Underlying Fund’s exposure to credit and counterparty risks in respect to financial assets is incorporated within their carrying value as recorded in each Master Fund’s or Underlying Fund’s Statement of Assets and Liabilities.  For certain derivative contracts held by a Master Fund or Underlying Fund, the potential loss could exceed the value of the financial assets recorded in their financial statements.

Underlying Fund Investment Risks - Each Fund’s  prospectus  includes  a  discussion  of  the  principal  investment risks of the  Master Fund or Underlying Fund in which it invests.  Additional risks associated with a Master Fund’s or Underlying Fund’s investments are described within the respective Master Fund’s or Underlying Fund’s annual report.

Feeder Funds and Fund of Funds Risks - The value of an investment in a Feeder Fund changes with the value of the corresponding Master Fund and its investments.  The value of an investment in the Curian Guidance Funds changes with the values of the corresponding Underlying Funds and their investments.  The Master Fund’s and Underlying Fund’s shares may be purchased by other investment companies and shareholders.  In some cases, the Master Fund or Underlying Fund may experience large subscriptions or redemptions due to allocation changes or rebalancing.  While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on Fund performance.

NOTE 4.  INVESTMENT ADVISORY FEES AND TRANSACTIONS WITH AFFILIATES

Advisory and Administration Fee - The Trust has an investment advisory agreement and administration agreement with Curian.  Pursuant to the advisory agreement, each Fund pays Curian an annual fee, accrued daily and paid monthly, based on a specified percentage of the average daily net assets of each Fund.  The following is a schedule of the fees each Fund is currently obligated to pay Curian:

	Assets	Advisory Fee
Curian Guidance Funds	All Assets	0.20%
Curian/American Funds Global Growth Fund	$0 to $1 billion	0.80
	Over $1 billion	0.75
Curian/American Funds Growth Fund	$0 to $1 billion	0.85
	Over $1 billion	0.80

Pursuant to the administration agreement, Curian receives an annual fee, accrued daily and paid monthly, at an annual rate of 0.20% of the average daily net assets of each Fund.  In return for the fees paid under the administration agreement, Curian provides or procures all necessary administrative functions and services for the operation of the Funds.  Subject to the oversight of the Board, Curian is responsible for managing the Funds’ business affairs and providing day-to-day administrative services to the Funds either directly or through others selected by it for the Funds.  In addition, Curian, at its own expense, arranges for legal, audit, fund accounting, transfer agency, custody (except overdraft and interest expense), printing and mailing, a portion of the Chief Compliance Officer costs, and all other services necessary for the operation of each Fund.  Each Fund is responsible for registration fees, interest and taxes, other non-operating expenses, errors and omission insurance, the fees and expenses of the disinterested Trustees and independent legal counsel to the disinterested Trustees, a portion of the costs associated with the Chief Compliance Officer, and certain nonrecurring or extraordinary expenses.

Fee Waivers - Curian entered into a contractual agreement to waive 0.50% of advisory fees for Curian/American Funds Growth Fund.  Effective June 6, 2013, Curian entered into a contractual agreement to waive 0.05% of advisory fees for Curian Guidance Funds for net assets greater than $1 billion.  Effective September 16, 2013, Curian entered into a contractual agreement to waive 0.65% of advisory fees for Curian/American Funds Global Growth Fund.  None of the waived fees can be recaptured by Curian.  The amount of expenses waived for each Fund during the current year is recorded as an expense waiver in each Fund’s Statement of Operations.

Other Service Providers - Curian has entered into a sub-administration and fund accounting services agreement with JFS, and is responsible for the compensation of JFS for services provided pursuant to such agreement.  Curian pays JFS for such services through the fees earned pursuant to the administration agreement.  The Trust has a fund compliance services agreement with JFS.  Pursuant to the fund compliance services agreement, JFS provides compliance oversight services to the Trust.  JPMorgan Chase Bank, N.A. (“JPM Chase”) acts as custodian for the Funds.

Distribution Agreement - The Curian American Master Feeder Funds have a Distribution Agreement, under the provisions of Rule 12b-1 under the 1940 Act, with Jackson National Life Distributors LLC (the “Distributor” or “JNLD”), an affiliate of the Adviser, for the purpose of reimbursement of certain distribution and related service expenses from the sale and distribution of each Fund’s shares.  Under the Rule 12b-1 fee plan, each Fund accrues the Rule 12b-1 fee daily, at the maximum annual rate of 0.25% of the average daily net assets of the Fund, and pays the fee monthly to JNLD.  Amounts charged pursuant to the Distribution Plan are reflected as 12b-1 fees in each Fund’s Statement of Operations.

Deferred Compensation Plan - The Funds adopted a Deferred Compensation Plan whereby independent Trustees may defer the receipt of all or a portion of their compensation.  These deferred amounts, which remain as liabilities of the Funds, are treated as if invested and reinvested in shares of one or more affiliated funds at the discretion of the applicable Trustee.  These amounts represent general, unsecured liabilities of the Funds and vary according to the total returns of the selected Funds.  Liabilities related to deferred balances are included in payable for trustee fees in the Statements of

Curian Variable Series Trust Master Feeder Funds and Fund of Funds

Notes to Financial Statements

December 31, 2013

Assets and Liabilities.  Increases or decreases related to the changes in value of deferred balances are included in trustee fees set forth in the Statements of Operations.

Investments in Affiliates - The Curian Guidance Funds invested solely in shares of other affiliated Funds of the Trust and other Funds advised by JNAM.  The total value and cost of such affiliated investments is disclosed separately in the Statements of Assets and Liabilities, and the associated income and realized gain (loss) are disclosed separately in the Statements of Operations.

NOTE 5.  BORROWING ARRANGEMENTS

Effective June 7, 2013, the Trust entered into a Syndicated Credit Agreement (“SCA”) with a group of lenders. The Funds, with the exception of Funds that commenced operations after June 7, 2013, participate in the SCA with other funds managed by JNAM and Curian in a credit facility which is used solely to finance shareholder redemptions or for other temporary or emergency purposes. The Funds may borrow up to the lesser of $300,000,000, the amount available under the facility; the limits set for borrowing by the Funds’ prospectuses and the 1940 Act; or an amount prescribed within the SCA.  Interest on borrowings is payable at the Federal Funds Rate plus the amount by which the one month London Interbank Offer Rate (“LIBOR”) exceeds the Federal Funds rate plus 1.00% on an annualized basis.  The Funds pay an annual commitment fee of 0.075% of the available commitments and an annual administration fee to JPM Chase.  These expenses are allocated to the participating Funds based on each Fund’s net assets as a percentage of the participating Funds’ total net assets.  No amounts were borrowed under the facility during the period. The fees are included in other expenses in each Fund’s Statement of Operations.

NOTE 6.  INCOME TAX MATTERS

Each Fund is a separate taxpayer for federal income tax purposes.  Each Fund intends to qualify as a regulated investment company (“RIC”) and to distribute substantially all net investment income and net capital gains, if any, to its shareholders and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies.  Therefore, no federal income tax provision is required.  Under current tax law, interest, dividends and capital gains paid by the Funds are not currently taxable to shareholders when left to accumulate within a variable annuity contract or variable life insurance policies.

The following information is presented on an income tax basis (in thousands).  Differences between amounts for financial statements and federal income tax purposes are primarily due to timing and character differences in recognizing certain gains and losses on investment transactions.  Permanent differences between financial statement and federal income tax reporting are reclassified within the capital accounts based on their federal income tax treatment.  Temporary differences do not require reclassification.  Permanent differences may include but are not limited to the following:  net operating losses, consent dividends and distribution adjustments.  These reclassifications have no impact on net assets.

	Net Increase (Decrease)
	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)	Paid-in Capital
Curian Guidance - Interest Rate Opportunities Fund	$389	$(389)	$—
Curian Guidance - Multi-Strategy Income Fund	131	(131)	—
Curian Guidance - Equity Income Fund	1,709	(1,709)	—
Curian Guidance - Conservative Fund	57	(57)	—
Curian Guidance - Moderate Fund	531	(531)	—
Curian Guidance - Growth Fund	158	(158)	—
Curian Guidance - Moderate Growth Fund	854	(854)	—
Curian Guidance - Maximum Growth Fund	324	(324)	—
Curian Guidance - Tactical Moderate Growth Fund	235	(235)	—
Curian Guidance - Tactical Maximum Growth Fund	75	(75)	—
Curian Guidance - Institutional Alt 65 Fund	166	(166)	—
Curian Guidance - Institutional Alt 100 Conservative Fund	22	(22)	—
Curian Guidance - Institutional Alt 100 Moderate Fund	497	(497)	—
Curian Guidance - Institutional Alt 100 Growth Fund	64	(64)	—
Curian Guidance - International Opportunities Conservative Fund	6	(6)	—
Curian Guidance - International Opportunities Moderate Fund	16	(16)	—
Curian Guidance - International Opportunities Growth Fund	6	(6)	—
Curian Guidance - Equity 100 Fund	51	(51)	—
Curian Guidance - Fixed Income 100 Fund	35	(35)	—
Curian Guidance - Real Assets Fund	74	(74)	—
Curian/American Funds Global Growth Fund	1	—	(1)

At December 31, 2013, the Funds had no capital, currency and/or PFIC mark-to-market losses realized after October 31, 2013 (“Post-October losses”).

At December 31, 2013, the following Funds had net capital loss carryforwards (in thousands) available for U.S. federal income tax purposes to offset future net realized capital gains.  Detail of the capital loss carryforwards are listed in the table below.

	No Expiration
	Short Term	Long Term	Total
Curian Guidance - Fixed Income 100 Fund	$304	$—	$304

Curian Variable Series Trust Master Feeder Funds and Fund of Funds

Notes to Financial Statements

December 31, 2013

As of December 31, 2013, the cost of investments and the components of net unrealized appreciation/(depreciation) (in thousands) were as follows:

	Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Curian Guidance - Interest Rate Opportunities Fund	$31,745	$462	$(850)	$(388)
Curian Guidance - Multi-Strategy Income Fund	21,691	132	(474)	(342)
Curian Guidance - Equity Income Fund	44,918	2,388	(513)	1,875
Curian Guidance - Conservative Fund	58,757	254	(754)	(500)
Curian Guidance - Moderate Fund	177,844	6,039	(2,279)	3,760
Curian Guidance - Growth Fund	45,228	2,038	(283)	1,755
Curian Guidance - Moderate Growth Fund	256,981	12,870	(3,630)	9,240
Curian Guidance - Maximum Growth Fund	65,221	5,026	(379)	4,647
Curian Guidance - Tactical Moderate Growth Fund	232,019	7,565	(2,985)	4,580
Curian Guidance - Tactical Maximum Growth Fund	67,020	4,562	(417)	4,145
Curian Guidance - Institutional Alt 65 Fund	107,204	7,036	(1,671)	5,365
Curian Guidance - Institutional Alt 100 Conservative Fund	18,361	156	(107)	49
Curian Guidance - Institutional Alt 100 Moderate Fund	288,131	9,066	(6,587)	2,479
Curian Guidance - Institutional Alt 100 Growth Fund	38,232	737	(437)	300
Curian Guidance - International Opportunities Conservative Fund	1,950	32	(46)	(14)
Curian Guidance - International Opportunities Moderate Fund	5,246	144	(131)	13
Curian Guidance - International Opportunities Growth Fund	4,574	203	(71)	132
Curian Guidance - Equity 100 Fund	48,659	3,074	(209)	2,865
Curian Guidance - Fixed Income 100 Fund	24,235	12	(929)	(917)
Curian Guidance - Real Assets Fund	5,328	120	(161)	(41)
Curian/American Funds Global Growth Fund	5,157	200	—	200
Curian/American Funds Growth Fund	41,862	6,760	—	6,760

As of December 31, 2013, the components of distributable taxable earnings for U.S. federal income tax purposes (in thousands) were as follows:

	Undistributed Net Ordinary Income*	Undistributed Net Long-Term Capital Gain	Unrealized Gains (Losses)**	Capital Loss Carryforward
Curian Guidance - Interest Rate Opportunities Fund	$753	$46	$(388)	$—
Curian Guidance - Multi-Strategy Income Fund	519	46	(342)	—
Curian Guidance - Equity Income Fund	2,365	909	1,874	—
Curian Guidance - Conservative Fund	762	224	(501)	—
Curian Guidance - Moderate Fund	7,503	1,007	3,757	—
Curian Guidance - Growth Fund	563	351	1,754	—
Curian Guidance - Moderate Growth Fund	8,806	2,310	9,233	—
Curian Guidance - Maximum Growth Fund	3,328	794	4,645	—
Curian Guidance - Tactical Moderate Growth Fund	12,471	2,097	4,574	—
Curian Guidance - Tactical Maximum Growth Fund	2,334	1,567	4,144	—
Curian Guidance - Institutional Alt 65 Fund	1,650	1,122	5,362	—
Curian Guidance - Institutional Alt 100 Conservative Fund	165	2	49	—
Curian Guidance - Institutional Alt 100 Moderate Fund	6,915	851	2,471	—
Curian Guidance - Institutional Alt 100 Growth Fund	655	6	299	—
Curian Guidance - International Opportunities Conservative Fund	45	4	(13)	—
Curian Guidance - International Opportunities Moderate Fund	100	13	13	—
Curian Guidance - International Opportunities Growth Fund	54	11	133	—
Curian Guidance - Equity 100 Fund	2,936	615	2,863	—
Curian Guidance - Fixed Income 100 Fund	565	—	(918)	(304)
Curian Guidance - Real Assets Fund	111	5	(42)	—
Curian/American Funds Global Growth Fund	45	—	201	—
Curian/American Funds Growth Fund	219	142	6,759	—

*            Undistributed net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

**     Unrealized gains (losses) are adjusted for open wash sale loss deferrals.

The tax character of distributions paid (in thousands) during the Funds’ fiscal year ended December 31, 2013 was as follows:

	Net Ordinary Income*	Long-term Capital Gain**
Curian Guidance - Equity Income Fund	$183	$4
Curian Guidance - Conservative Fund	353	12
Curian Guidance - Moderate Fund	535	18
Curian Guidance - Moderate Growth Fund	437	159
Curian Guidance - Maximum Growth Fund	94	62
Curian Guidance - Tactical Moderate Growth Fund	791	437
Curian Guidance - Tactical Maximum Growth Fund	14	16
Curian Guidance - Institutional Alt 65 Fund	253	133
Curian Guidance - Institutional Alt 100 Moderate Fund	302	413
Curian Guidance - Equity 100 Fund	29	13

Curian Variable Series Trust Master Feeder Funds and Fund of Funds

Notes to Financial Statements

December 31, 2013

	Net Ordinary Income*	Long-term Capital Gain**
Curian Guidance - Fixed Income 100 Fund	$102	$5
Curian/American Funds Growth Fund	49	—

*      Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

**    The Funds designated as a long-term capital gain dividend, pursuant to the Internal Revenue code section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gains to zero for the year ended December 31, 2013.

FASB ASC Topic 740 “Income Taxes” provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements.  FASB ASC Topic 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing each Fund’s tax return to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.  Tax positions not deemed to meet the “more-likely-than-not” threshold would result in the Funds recording a tax expense in the current year.  FASB ASC Topic 740 requires that management evaluate the tax positions taken in the returns for 2012 and 2013, which remain subject to examination by the Internal Revenue Service and certain other jurisdictions.  Management completed an evaluation of the Funds’ tax positions and based on that evaluation, determined that no provision for federal income tax was required in the Funds’ financial statements during the year ended December 31, 2013.

NOTE 7.  SUBSEQUENT EVENTS

Management has evaluated subsequent events for the Funds through the date the financial statements are issued, and has concluded there are no events that require adjustments to the financial statements or disclosure in the notes except for the following:

Effective January 2, 2014, the Board approved an amendment to the investment advisory agreement with Curian for the Curian Guidance Funds, whereby each such Fund pays Curian an annual advisory fee, accrued daily and paid monthly, at an annual rate of 0.15% on average daily net assets between $0 to $500 million and 0.10% on average daily net assets over $500 million.  Effective January 2, 2014, the Board approved the termination of Curian’s contractual agreement to waive any advisory fees for the Curian Guidance Funds.

Effective January 2, 2014, the Board approved an amerndment to the administration agreement with Curian for the Curian Guidance Funds and Curian American Master Feeder Funds, whereby each Fund pays Curian an annual administrative fee, accrued daily and paid monthly, at an annual rate of 0.10% of the average daily net assets.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

Curian Variable Series Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each series within Curian Variable Series Trust (the “Funds”) as listed in Note 1 of the financial statements of Curian Variable Series Trust Master Feeder Funds and Fund of Funds as of December 31, 2013, and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of December 31, 2013, the results of their operations, changes in their net assets and the financial highlights for each of the years and periods indicated above, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Chicago, Illinois
February 27, 2014

Curian Variable Series Trust Master Feeder Funds and Fund of Funds

Additional Disclosures (Unaudited)

December 31, 2013

Disclosure of Fund Expenses.  Shareholders incur ongoing costs, which include costs for portfolio management, administrative services, Rule 12b-1 fees of certain Funds and other operating expenses.  Operating expenses such as these are deducted from each Fund’s gross income and directly reduce the final investment return.  These expenses are expressed as a percentage of the Fund’s average net assets; this percentage is known as the Fund’s expense ratio.  The examples below use the expense ratio and are intended to help the investor understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.  The examples do not reflect the expenses of the variable insurance contracts or the separate account.  Total expenses would be higher if these expenses were included.

Expenses Using Actual Fund Return.  This section provides information about the actual account values and actual expenses incurred by the Fund.  Use the information in this section, together with the amount invested, to estimate the expenses paid over the period.  Simply divide the account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses paid during this period.

Expenses Using Hypothetical 5% Return.  This section provides information that can be used to compare each Fund’s costs with those of other mutual funds.  It assumes that the Fund’s expense ratio for the period is unchanged and assumes an annual 5% return before expenses, which is not the Fund’s actual return.  This example is useful in making comparisons because the SEC requires all mutual funds to make the 5% calculation.

	Expenses Using Actual Fund Return				Expenses Using Hypothetical 5% Return
	Beginning Account Value 7/1/2013	Ending Account Value 12/31/2013	Annualized Net Expense Ratios	Expenses Paid During Period†	Beginning Account Value 7/1/2013	Ending Account Value 12/31/2013	Annualized Net Expense Ratios	Expenses Paid During Period††
Curian Guidance - Interest Rate Opportunities Fund
	$1,000.00	$1,026.10	0.42%	$2.14	$1,000.00	$1,023.10	0.42%	$2.14
Curian Guidance - Multi-Strategy Income Fund
	1,000.00	1,022.10	0.42	2.14	1,000.00	1,023.10	0.42	2.14
Curian Guidance - Equity Income Fund
	1,000.00	1,095.80	0.42	2.22	1,000.00	1,023.08	0.42	2.14
Curian Guidance - Conservative Fund
	1,000.00	1,021.00	0.42	2.14	1,000.00	1,023.08	0.42	2.14
Curian Guidance - Moderate Fund
	1,000.00	1,072.60	0.42	2.19	1,000.00	1,023.08	0.42	2.14
Curian Guidance - Growth Fund
	1,000.00	1,116.30	0.42	2.24	1,000.00	1,023.10	0.42	2.14
Curian Guidance - Moderate Growth Fund
	1,000.00	1,089.70	0.42	2.21	1,000.00	1,023.08	0.42	2.14
Curian Guidance - Maximum Growth Fund
	1,000.00	1,145.90	0.42	2.27	1,000.00	1,023.08	0.42	2.14
Curian Guidance - Tactical Moderate Growth Fund
	1,000.00	1,083.20	0.42	2.21	1,000.00	1,023.08	0.42	2.14
Curian Guidance - Tactical Maximum Growth Fund
	1,000.00	1,140.20	0.42	2.27	1,000.00	1,023.08	0.42	2.14
Curian Guidance - Institutional Alt 65 Fund
	1,000.00	1,068.90	0.42	2.19	1,000.00	1,023.08	0.42	2.14
Curian Guidance - Institutional Alt 100 Conservative Fund
	1,000.00	1,016.30	0.42	2.13	1,000.00	1,023.10	0.42	2.14
Curian Guidance - Institutional Alt 100 Moderate Fund
	1,000.00	1,039.80	0.42	2.16	1,000.00	1,023.08	0.42	2.14
Curian Guidance - Institutional Alt 100 Growth Fund
	1,000.00	1,057.10	0.42	2.18	1,000.00	1,023.09	0.42	2.14
Curian Guidance - International Opportunities Conservative Fund
	1,000.00	1,044.70	0.42	2.16	1,000.00	1,023.09	0.42	2.14
Curian Guidance - International Opportunities Moderate Fund
	1,000.00	1,071.70	0.42	2.19	1,000.00	1,023.10	0.42	2.14
Curian Guidance - International Opportunities Growth Fund
	1,000.00	1,092.20	0.42	2.21	1,000.00	1,023.10	0.42	2.14
Curian Guidance - Equity 100 Fund
	1,000.00	1,167.40	0.42	2.29	1,000.00	1,023.08	0.42	2.14
Curian Guidance - Fixed Income 100 Fund
	1,000.00	1,007.80	0.42	2.13	1,000.00	1,023.08	0.42	2.14
Curian Guidance - Real Assets Fund
	1,000.00	1,051.00	0.42	2.17	1,000.00	1,023.10	0.42	2.14

	Expenses Using Actual Fund Return				Expenses Using Hypothetical 5% Return
	Beginning Account Value 7/1/2013	Ending Account Value 12/31/2013	Annualized Net Expense Ratios	Expenses Paid During Period†	Beginning Account Value 7/1/2013	Ending Account Value 12/31/2013	Annualized Net Expense Ratios	Expenses Paid During Period††
Curian/American Funds Global Growth Fund *
	$1,000.00	$1,100.00	0.62%	$1.91	$1,000.00	$1,022.07	0.62%	$3.16
Curian/American Funds Growth Fund
	1,000.00	1,177.60	0.82	4.50	1,000.00	1,021.07	0.82	4.18

*  Fund has less than 6-month’s operating history.  For Funds with less than 6-month’s operating history, the amounts reported under Expenses Using Hypothetical 5% Return are not comparable to the amounts reported in Expenses Using Actual Fund Return.

†  For Funds with at least 6-month’s operating history, expenses paid during the period are equal to the annualized net expense ratio, multiplied by the average account value over the period, then multiplied by 184/365 (to reflect the most recent 6-month period).  For Curian/American Funds Global Growth Fund, which has less than 6-month’s operating history, expenses paid during the period are equal to the annualized net expenses ratio, multiplied by the average account value over the period since inception, then multiplied by 107/365 (to reflect the period since the Fund’s inception).

†† Expenses paid during the period are equal to the annualized net expense ratio, multiplied by the average account value over the period, then multiplied by 184/365 (to reflect the most recent 6-month period).

Quarterly Portfolio Holdings.  The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov.  The Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.  It is also available upon request from the registrant by calling the Funds toll-free at 1-866-255-1935.

Proxy Voting Policies and Procedures.  A description of the Policy of the Funds’ Adviser (and sub-advisers) used to vote proxies relating to the portfolio securities and information on how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30 2013, are available (1) without charge, upon request by calling 1-800-873-5654 (Annuity Service Center), 1-800-599-5651 (NY Annuity Service Center) or 1-800-777-7779 (for contracts purchased through a bank or financial institution) or 1-888-464-7779 (for NY contracts purchased through a bank or financial institution), (2) by writing Curian Variable Series Trust, P.O. Box 30314, Lansing, Michigan 48909-7814, (3) on Jackson National Life Insurance Company’s or Jackson National Life Insurance Company of New York’s website at www.jackson.com, and (4) on the U.S. Securities and Exchange Commission’s website at www.sec.gov.

Curian Tactical Advantage Funds

Curian Capital, LLC

(Unaudited)

Market Summary: International equity markets posted strong returns in aggregate for the year, although not as robust as domestic returns. In addition, not all regions of the world generated positive results. The MSCI All Country World Index achieved a total return of 22.80% and the MSCI EAFE Index rose by 22.78%. MSCI Europe Index posted a total return of 25.23% as Eurozone gross domestic product ("GDP") turned positive in the second quarter for the first time in more than a year. Emerging markets suffered modest declines in aggregate as defined by MSCI Emerging Markets Index which was down -2.60%, as this market sector was impacted by midyear concerns of the U.S. Federal Reserve's tapering of quantitative easing.

Portfolio Manager Commentary: Curian Tactical Advantage 35 Fund, Curian Tactical Advantage 60 Fund and Curian Tactical Advantage 75 Fund (collectively "Curian Tactical Advantage Funds") seek to achieve their investment objectives by investing in a diversified group of underlying exchange traded funds ("ETFs"). Each Curian Tactical Advantage Funds' asset allocation is determined by the Funds' Adviser through a proprietary asset allocation model. The Funds' Sub Adviser, Mellon Capital Management Corporation, executes transactions in the underlying ETFs to closely replicate the allocation determined by the Adviser.

Beginning in early 2013, bond indicators began to weaken as expectations and the eventual realization of tapering drove a selloff in bonds, while the majority of stock indicators, both tape based and fundamental, continued to indicate a preference to stock. The resulting position, overweight stocks underweight bonds, for most of the year contributed to performance as stocks outperformed bonds. The Funds, however, underperformed their benchmarks, despite this overweight to stocks. For the year, the Funds' positioning of the global equity allocation was one of the primary drivers of underperformance, relative to the benchmarks. The Funds gradually increased exposure ending the year with an overweight to international securities, and employed an overweight to emerging market stocks, despite domestic equities' greater performance for 2013. Additionally, developed international equity posted stronger performance relative to emerging market stocks for the year. Within the U.S. equity allocation, the Funds rotated between value and growth during the year, ending December with neutral weightings. The Funds showed an increasing preference to small caps over large caps, throughout the year, which added to relative equity performance. The fixed income underweight was an accretive attributor to the Funds' performance. Within fixed income the overweight was centered to credit over governments, yield over quality and shorter duration, each of which contributed to relative performance.

Curian Tactical Advantage 35 Fund

Portfolio Composition†:

Domestic Fixed Income	40.4%
Domestic Equity	19.9
International Equity	8.1
Global Fixed Income	6.2
Emerging Markets Equity	4.0
International Fixed Income	1.1
Short Term Investments	20.3
Total Investments	100.0%

†Total Investments as of December 31, 2013.

For the year ended December 31, 2013, Curian Tactical Advantage 35 Fund returned 6.60% compared to 8.13% for the Dow Jones Moderately Conservative Index. The Fund underperformed the 8.22% return of its blend-

ed benchmark which is comprised of 25% S&P 500 Index, 10% MSCI EAFE Index and 65% Barclays Capital U.S. Aggregate Bond Index. The Fund's investment objective is to seek long term growth of capital through investment ETFs. Under normal market conditions, the Fund allocates approximately 20% to 50% of its assets to underlying ETFs that invest primarily in equity securities and 50% to 80% to underlying ETFs that invest primarily in fixed income securities and/or cash alternatives.

Curian Tactical Advantage 60 Fund

Portfolio Composition†:

Domestic Equity	34.3%
Domestic Fixed Income	22.0
International Equity	13.9
Emerging Markets Equity	7.0
Global Fixed Income	3.3
International Fixed Income	0.6
Short Term Investments	18.9
Total Investments	100.0%

†Total Investments as of December 31, 2013.

For the year ended December 31, 2013, Curian Tactical Advantage 60 Fund returned 13.71% compared to 14.46% for the Dow Jones Moderate Index. The Fund underperformed the 15.84% return of its blended benchmark which is comprised of 40% S&P 500 Index, 20% MSCI EAFE Index and 40% Barclays Capital U.S. Aggregate Bond Index. The Fund's investment objective is to seek long term growth of capital through investment in ETFs. Under normal market conditions, the Fund allocates approximately 45% to 75% of its assets to underlying ETFs that invest primarily in equity securities and 25% to 55% to underlying ETFs that invest primarily in fixed income securities and/or cash alternatives.

Curian Tactical Advantage Funds (continued)

Curian Capital, LLC

(Unaudited)

Curian Tactical Advantage 75 Fund

Portfolio Composition†:

Domestic Equity	46.2%
International Equity	18.2
Domestic Fixed Income	10.7
Emerging Markets Equity	9.3
Global Fixed Income	1.8
International Fixed Income	0.5
Short Term Investments	13.3
Total Investments	100.0%

†Total Investments as of December 31, 2013.

For the year ended December 31, 2013, Curian Tactical Advantage 75 Fund returned 18.48% compared to 20.73% for the Dow Jones Moderately Aggressive Index. The Fund underperformed the 21.16% return of its blended benchmark which is comprised of 55% S&P 500 Index, 20% MSCI EAFE Index and 25% Barclays Capital U.S. Aggregate Bond Index. The Fund's investment objective is to seek long term growth of capital through investment in ETFs. Under normal market conditions, the Fund allocates approximately 50% to 100% of its assets to underlying ETFs that invest primarily in equity securities and 0% to 50% to underlying ETFs that invest primarily in fixed income securities and/or cash alternatives.

Curian Tactical Advantage 35 Fund

**25% S&P 500 Index, 10% MSCI EAFE Index, 65% Barclays Capital U.S. Aggregate Bond Index

Average Annual Total Returns*
1 Year	6.60%
Since Inception	5.79%
(Inception date February 6, 2012)

Curian Tactical Advantage 60 Fund

**40% S&P 500 Index, 20% MSCI EAFE Index, 40% Barclays Capital U.S. Aggregate Bond Index

Average Annual Total Returns*
1 Year	13.71%
Since Inception	9.94%
(Inception date February 6, 2012)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but not do not reflect the deduction of insurance charges.

*The Fund's investment adviser waived certain expenses of the Fund. Performance results shown reflect the waiver, without which they would have been lower.

Curian Tactical Advantage Funds (continued)

Curian Capital, LLC

(Unaudited)

Curian Tactical Advantage 75 Fund

**55% S&P 500 Index, 20% MSCI EAFE Index, 25% Barclays Capital U.S. Aggregate Bond Index

Average Annual Total Returns*
1 Year	18.48%
Since Inception	12.88%
(Inception date February 6, 2012)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but not do not reflect the deduction of insurance charges.

*The Fund's investment adviser waived certain expenses of the Fund. Performance results shown reflect the waiver, without which they would have been lower.

Curian Dynamic Risk Advantage Funds

Curian Capital, LLC

(Unaudited)

Market Summary: U.S. equity markets experienced strong returns in 2013 with the S&P 500 Index posting a total return of 32.39% as the U.S. Federal Reserve ("Fed") maintained its highly accommodative monetary policy of monthly asset purchases which totaled more than a trillion dollars in aggregate bond buying for the year. In addition, the economy saw modest improvement for the year as reflected in declining unemployment and third quarter gross domestic product ("GDP") growth which reached its highest level in almost two years. Small cap stocks as measured by the Russell 2000 Index posted a total return of 38.82%. The Russell 1000 Growth Index appreciated 33.48% and Russell 1000 Value Index increased 32.53%.

U.S. fixed income markets witnessed declining prices for the first time in more than a decade as evidenced by the Barclays Capital U.S. Aggregate Bond Index which posted a total return of -2.02%. Short term interest rates remained barely above zero and longer term Treasury bonds experienced increasing yields as the yield on the 10-year U.S. Treasury rose more than a full percentage point to 3.04% to close out the year.

International equity markets posted strong returns in aggregate for the year, although not as robust as domestic returns. In addition, not all regions of the world generated positive results. The MSCI All Country World Index achieved a total return of 22.80% and the MSCI EAFE Index rose by 22.78%. MSCI Europe Index posted a total return of 25.23% as Eurozone GDP turned positive in the second quarter for the first time in more than a year. Emerging markets suffered modest declines in aggregate as defined by MSCI Emerging Markets Index which was -2.60% as this asset class was impacted by midyear concerns of quantitative easing tapering by the Fed.

Portfolio Manager Commentary: Curian Dynamic Risk Advantage – Diversified Fund, Curian Dynamic Risk Advantage – Growth Fund and Curian Dynamic Risk Advantage – Income Fund are collectively referred to as the Curian Dynamic Risk Advantage Funds. The Curian Dynamic Risk Advantage – Income Fund seeks to achieve its investment objective primarily through investing in underlying exchange traded funds ("ETFs"). Curian Dynamic Risk Advantage – Diversified Fund and Curian Dynamic Risk Advantage – Growth Fund seek to achieve their investment objectives by investing in a range of securities and derivative contracts. Each Fund also seeks to control risk through diversification, and systematically increasing allocations to cash equivalents during periods of capital market declines. The adviser has established a proprietary quantitative trading algorithm (the "Investment Model") for each of the Funds and provides the Investment Model parameters for implementing the Investment Model to Mellon Capital Management Corporation, the Funds' sub-adviser.

Curian Dynamic Risk Advantage – Diversified Fund

Portfolio Composition†:

Domestic Equity	2.1%
Domestic Fixed Income	1.9
International Fixed Income	1.0
International Equity	0.3
Short Term Investments**	94.7
Total Investments	100.0%

†Total Investments as of December 31, 2013.

**In general, the Fund seeks to meet investment objectives by investing in a number of different types of derivative instruments. Please refer to the Schedule of Investments for the Fund's derivative investments.

For the year ended December 31, 2013, Curian Dynamic Risk Advantage – Diversified Fund underperformed its benchmark by posting a return of 2.10% compared to 8.13% for the Dow Jones Moderately Conservative Index. The Fund outperformed the 1.35% return of its blended benchmark which is comprised of 40% BofA Merrill Lynch 1-3 Year Treasury Index, 10% Barclays Capital U.S. Corporate High Yield Index, 10% Barclays Capital U.S. Aggregate Bond Index, 10% JP Morgan EMBI Global Index, 10% MSCI U.S. REIT Index, 10% Dow Jones-UBS Commodity Index and 10% MSCI All Country World Index. The Fund's investment objective is to seek long term capital appreciation.

To achieve its investment objective, the Fund allocates between a market portfolio and lower risk, short term fixed income securities based on observable market prices. The allocation to the market portfolio includes exposure to broad asset classes, including, but not limited to, global equity, U.S. core fixed income, master limited partnerships ("MLPs"), high yield bonds, emerging market bonds, currency and U.S. real estate investment trusts ("REITs"). The market portfolio is basically equally weighted between these asset classes. The exposure to these asset classes is achieved primarily through swap arrangements on underlying exchange traded products or indexes or exchange traded products directly. The Fund maintains a position in lower risk, short term fixed income securities and seeks to add excess return by dynamically allocating to the market portfolio, ranging from 0% to 90%, depending on overall direction of the portfolio. The lower risk securities consist primarily of short term investment grade fixed income securities and cash equivalents.

The bulk of exposure in the market portfolio is obtained through derivatives because of liquidity, cost and regulatory reasons. However, ETFs and/or exchange traded notes ("ETN") are mostly used for daily cash flow investment needs. The Fund is managed such that investment and derivative fees are minimized whenever possible while still obtaining correct exposures. Derivative gains/losses are monitored daily, as are the premium/discount values for each ETF and/or ETN.

For the year, returns for the underlying asset classes were adversely impacted by the upward move in interest rates in May and June. Asset classes with sensitivity to interest rates were driven lower, particularly for emerging market debt, REITs and core U.S. investment grade fixed income. While equities, mainly U.S. large cap stocks, delivered their best returns since 1997, bonds suffered their worst returns in over a decade. Given the diversified nature of the market portfolio, overall performance was below the benchmark, which has a higher concentration in equities. The asset allocation began the year with a target weight to the market portfolio of roughly 85% and remained roughly fully invested until late May and early June, when interest rates began to move and assets became more correlated. As a result, the allocation derisked to roughly 50%. Many of the underlying asset classes continued to struggle in the second half of the year and the weight to the market portfolio ended 2013 with a target weight of roughly 63%. The target drawdown threshold did manage to step up prior to the May decline.

During the year via derivative exposure, the biggest asset class contributors to performance were MLPs, global equity and high yield bonds. Conversely, emerging market debt and U.S. fixed income detracted from performance. The largest contributors to performance from a derivative instrument perspective were futures contracts and total return swaps and the largest detractor was forward foreign currency contracts.

Curian Dynamic Risk Advantage Funds (continued)

Curian Capital, LLC

(Unaudited)

Curian Dynamic Risk Advantage – Growth Fund

Portfolio Composition†:

Alternative	5.5%
Emerging Markets Equity	0.1
Domestic Equity	0.1
Short Term Investments**	94.3
Total Investments	100.0%

†Total Investments as of December 31, 2013.

**In general, the Fund seeks to meet investment objectives by investing in a number of different types of derivative instruments. Please refer to the Schedule of Investments for the Fund's derivative investments.

For the year ended December 31, 2013, Curian Dynamic Risk Advantage – Growth Fund underperformed its benchmark by posting a return of 1.77% compared to 14.46% for the Dow Jones Moderate Index. The Fund outperformed the -2.95% return of its blended benchmark which is comprised of 40% BofA Merrill Lynch 1-3 Year Treasury Index, 24% MSCI All Country World Index, 24% S&P Dynamic VIX Futures Index and 12% Dow Jones-UBS Commodity Index. The Fund's investment objective is to seek long term capital appreciation.

To achieve its investment objective, the Fund allocates between a market portfolio and lower risk, short term fixed income securities based on observable market prices. The allocation to the market portfolio includes exposure to broad asset classes, including, but not limited to, global equity, currency and volatility related futures. The exposure is primarily through swap arrangements on underlying exchange traded products or indexes or exchange traded products directly. The Fund maintains a position in lower risk, short term fixed income securities and seeks to add excess return by dynamically allocating to the market portfolio, ranging from 0% to 90%, depending on overall direction of the portfolio. The lower risk exposure consists primarily of short term investment grade fixed income securities and cash equivalents.

The bulk of exposure in the market portfolio is obtained through derivatives because of liquidity, cost and regulatory reasons. However, ETFs and/or ETN are mostly used for daily cash flow investment needs. The Fund is managed such that investment and derivative fees are minimized whenever possible while still obtaining correct exposures. Derivative gains/losses are monitored daily, as are the premium/discount values for each ETF and/or ETN.

For the year, returns were adversely impacted by the allocation to Volatility Index ("VIX") futures and emerging market equities. While the exposure to U.S. large and small cap stocks contributed to performance, these gains were largely offset by a decline in the long/short VIX futures strategy, which was challenged by low overall levels of volatility throughout the year. In addition, the performance gap between emerging market and U.S. equities was quite significant. As a result, overall performance was below the benchmark. We did make an adjustment to the asset allocation roughly midyear to increase the overall exposure to equities with a reduction in the long/short VIX futures strategy. The asset allocation began the year with a target weight to the market portfolio of roughly 44% but managed to increase the overall allocation to the market portfolio to roughly 62% by the end of the year due primarily to strong equity returns. There were no step ups in the target drawdown threshold for the year.

During the year via derivative exposure, the biggest asset class contributors to performance were a short position to one month VIX futures, U.S. small cap stocks, U.S. large cap stocks followed by developed market stocks. Conversely, long exposure to five month VIX futures was a detractor. The largest contributor to performance from a derivative instrument perspective was futures contracts and the largest detractor was total return swaps.

Curian Dynamic Risk Advantage – Income Fund

Portfolio Composition†:

Domestic Fixed Income	26.2%
Global Fixed Income	25.6
Domestic Equity	7.6
International Equity	7.0
Global Equity	6.8
International Fixed Income	6.6
Short Term Investments	20.2
Total Investments	100.0%

†Total Investments as of December 31, 2013.

For the year ended December 31, 2013, Curian Dynamic Risk Advantage – Income Fund underperformed its benchmark by posting a return of 1.43% compared to 8.13% for the Dow Jones Moderately Conservative Index. The Fund underperformed the 3.63% return of its blended benchmark which is comprised of 37% BofA Merrill Lynch 1-3 Year Treasury Index, 9% Barclays Capital U.S. Corporate High Yield Index, 9% Dow Jones Global Select Real Estate Securities Index, 9% S&P U.S. Preferred Stock Index, 9% S&P High Yield Dividend Aristocrats Index, 9% S&P International Dividend Opportunities Index, 9% JP Morgan EMBI Global Index and 9% Barclays Capital U.S. Credit Index. The Fund's investment objective is to seek long term capital appreciation and current income.

To potentially achieve its investment objective, the Fund allocates between a market portfolio and lower risk, short term fixed income securities based on observable market prices. The allocation to the market portfolio includes exposure to broad asset classes, including, but not limited to, dividend paying stocks, U.S. investment grade bonds, preferred stocks, emerging market debt and high yield bonds. The exposure is through ETFs and the market portfolio maintains basically equally weighted holdings in these asset classes.

The lower risk exposure consists primarily of short term investment grade fixed income securities and cash equivalents. The Fund maintains a position in lower risk, short term fixed income securities and seeks to add excess return by dynamically allocating to the market portfolio ranging from roughly 0% to 90%, depending on the overall direction of the portfolio.

For the year, returns for the underlying asset classes were adversely impacted by the upward move in interest rates in May and June. Asset classes with sensitivity to interest rates were driven lower, particularly for emerging market debt, global REITs, preferred stocks and core U.S. investment grade credit. While dividend focused equities delivered solid returns, bonds suffered their worst returns in over a decade. Given the diversified nature of the market portfolio, overall performance was below the benchmark, which has a higher concentration in equities. The asset allocation began the year with a target weight to the market portfolio of roughly 88% and remained roughly fully invested until late May and early June, when interest rates began to move and assets became more correlated. As a result, the allocation derisked to roughly 40%. Many of the underlying asset classes continued to struggle in the second half of the year and the weight to the market portfolio ended 2013 with a target weight of roughly 60%. The target drawdown threshold did manage to step up prior to the May decline.

Curian Dynamic Risk Advantage Funds (continued)

Curian Capital, LLC

(Unaudited)

Curian Dynamic Risk Advantage – Diversified Fund

**40% BofA Merrill Lynch 1-3 Year Treasury Index, 10% Barclays Capital U.S. Corporate High Yield Index, 10% Barclays Capital U.S. Aggregate Bond Index, 10% JP Morgan EMBI Global Index, 10% MSCI U.S. REIT Index, 10% Dow Jones-UBS Commodity Index, 10% MSCI All Country World Index

Average Annual Total Returns*
1 Year	2.10%
Since Inception	1.64%
(Inception date February 6, 2012)

Curian Dynamic Risk Advantage – Growth Fund

**40% BofA Merrill Lynch 1-3 Year U.S. Treasury Index, 24% MSCI All Country World Index, 24% S&P Dynamic VIX Futures Index, 12% Dow Jones-UBS Commodity Index

Average Annual Total Returns*
1 Year	1.77%
Since Inception	-1.54%
(Inception date February 6, 2012)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but not do not reflect the deduction of insurance charges.

*The Fund's investment adviser waived certain expenses of the Fund. Performance results shown reflect the waiver, without which they would have been lower.

Curian Dynamic Risk Advantage Funds (continued)

Curian Capital, LLC

(Unaudited)

Curian Dynamic Risk Advantage – Income Fund

**37% BofA Merrill Lynch 1-3 Year U.S. Treasury Index, 9% Barclays Capital U.S. Corporate High Yield Index, 9% Dow Jones Global Select Real Estate Securities Index, 9% S&P U.S. Preferred Stock Index, 9% S&P High Yield Dividend Aristocrats Index, 9% S&P International Dividend Opportunities Index, 9% JP Morgan EMBI Global Index, 9% Barclays Capital U.S. Credit Index

Average Annual Total Returns*
1 Year	1.43%
Since Inception	2.69%
(Inception date February 6, 2012)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but not do not reflect the deduction of insurance charges.

*The Fund's investment adviser waived certain expenses of the Fund. Performance results shown reflect the waiver, without which they would have been lower.

Curian/Aberdeen Latin America Fund

Aberdeen Asset Managers Ltd.

(Unaudited)

Market Summary: Latin American stock markets fell during the period, underperforming the emerging markets asset class amid a period of significant volatility. In May, the U.S. Federal Reserve's ("Fed") indication that it might begin scaling back its asset purchase program sparked a broad sell off in the emerging markets. Also weighing on sentiment was decelerating growth in China, a key destination for the region's commodity exports, along with concerns over the possibility of U.S. military intervention in Syria, which triggered a spike in oil prices.

Towards the end of the year, sentiment improved following a U.S. debt deal and positive economic data from China. However, gains were reversed as improving U.S. data led the Fed to announce that it would start trimming its bond purchases in January 2014, which triggered fears of increased outflows from Latin America. Currency weakness and lackluster commodity prices put further pressure on stock markets.

Economic data broadly disappointed, as Brazil, Chile, Colombia and Mexico all downgraded their full year gross domestic product forecasts. Brazil, which had initially reduced its interest rates to a record low, embarked on a rate tightening cycle to combat stubborn inflation. Conversely, Chile and Mexico lowered rates in an attempt to boost growth. In policy developments, Mexico passed sweeping reforms of its education and tax systems, as well as an energy reform bill that will open its oil and gas sector to private investment.

Portfolio Composition†:

Financials	29.0%
Consumer Staples	23.0
Energy	13.8
Materials	10.3
Consumer Discretionary	9.7
Industrials	8.6
Health Care	1.6
Information Technology	1.0
Short Term Investments	3.0
Total Investments	100.0%

†Total Investments as of December 31, 2013.

Portfolio Manager Commentary: For the period April 29, 2013 through December 31, 2013, Curian/Aberdeen Latin America Fund underperformed its benchmark by posting a return of -16.70% compared to -12.45% for the MSCI Emerging Markets Latin America 10/40 Index.

With about 70% of the Fund in Brazilian Real denominated assets, the 15.3% depreciation of the Brazilian Real was the key driver of the Fund's absolute performance over the period.

The Fund's underperformance relative to the benchmark was driven by negative stock selection in Brazil, as well as the underweight to Mexico; as Mexico's stockmarket was lifted by expectations that approved energy reforms would bode well for long term growth. Mitigating the losses was the Fund's non benchmark exposure to Argentina, a result of the Fund's sole holding in steel pipe manufacturer Tenaris SA ("Tenaris") and the Fund's lack of exposure to Peru, which was the worst performing market.

In Brazil, consumer focused holdings including retailers Arezzo Industria e Comercio SA and Lojas Renner SA, shopping mall operator Multiplan Empreendimentos Imobiliarios SA and cosmetics maker Natura Cosmeticos SA were among the main detractors, reflecting the muted consumer spending environment. The lack of exposure to Mexico's America Movil SAB de CV also cost the Fund as shares in the telecommunication services company rose after its attempt to take over Dutch firm KPN was blocked by the latter's shareholders.

Alternatively, Tenaris was buoyed by confidence in the U.S. economic recovery and hopes that Mexican energy reforms would boost demand for its products. Mexican airport operators Grupo

Aeroportuario del Centro Norte SAB de CV and Grupo Aeroportuario del Sureste SA de CV did well, thanks to positive passenger growth data. Broad investor optimism about Mexico's prospects also buoyed the Fund's other holdings there, such as lender Grupo Financiero Banorte SAB de CV and beverage company Coca-Cola Femsa SAB de CV.

During the period, we introduced an investment in Chilean mall operator Parque Arauco SA due to its attractive valuation and solid growth prospects. We also added to our positions in Cia Hering and Arezzo Industria e Comercio SA and reduced our positions in Ultrapar Participacoes SA and Tenaris on valuation grounds.

We made no significant changes to Fund positioning. At the end of the period, the Fund continued to be positioned towards companies in sectors that benefit from domestic demand and growth in Latin America. Consequently, the Fund has overweight positions in the energy, consumer related and financial sectors. On the other hand, the Fund has less exposure to companies that are more reliant on exports and, therefore, the overall health of the global economy.

Curian/Aberdeen Latin America Fund

Total Return
Since Inception	-16.70%
(Inception date April 29, 2013)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but not do not reflect the deduction of insurance charges.

Curian/AQR Risk Parity Fund

AQR Capital Management, LLC

(Unaudited)

Market Summary: Global stocks had strong returns over the period. After falling in September, developed equity markets rallied in the fourth quarter. U.S. equities rose on relief over the government shutdown resolution and improving economic performance. European equities were also up, spurred by a surprise European Central Bank rate cut and strong UK growth. Japanese equities also had strong returns on the back of stimulative policy. Emerging market equities were down in September, but ended flat over the period.

On the other hand, global developed bond markets rallied in September through October, but fell in the final two months of the year. U.S. Treasuries advanced in September and October based off the surprises of Larry Summers's decision to withdraw from U.S. Federal Reserve ("Fed") Chairmanship consideration and the Fed's decision to postpone tapering. Japanese bonds outperformed other developed markets over the full period as the Bank of Japan's monetary policy remained accommodative. However, global bonds, with the exception of Japanese government bonds, sold off in the last two months of the year as economic data was firm, particularly in the UK and U.S. This led to speculation of a tapering of Fed asset purchases, which eventually occurred in December.

The story was similar for inflation linked bonds, with positive returns though October, followed by negative performance to end the year. Fed policy and strong economic data were again the main drivers of rising real rates which resulted in losses.

Over the period, emerging currencies underperformed developed currencies, particularly versus the Euro, which rallied on improvements in European economic data and sentiment.

Commodity markets were down over the period. Precious metals declined significantly, driven by Fed tapering. Grains and softs fell on strong crop forecasts while base metals were mixed. Energies were overall up, as natural gas appreciated on declining stockpiles and cold weather forecasts and oil products appreciated on improved U.S. economic growth. WTI crude, however, declined, likely caused by high U.S. production and rising inventory stockpiles.

Portfolio Composition†:

Government Securities	52.0%
Short Term Investments**	48.0
Total Investments	100.0%

†Total Investments as of December 31, 2013.

**In general, the Fund gains exposure to asset classes by investing in a number of different types of derivative instruments. Please refer to the Schedule of Investments for the Fund's derivative investments.

Portfolio Manager Commentary: For the period September 16, 2013 to December 31, 2013, Curian/AQR Risk Parity Fund outperformed its benchmark by posting a return of 0.60% compared to 0.02% for the BofA Merrill Lynch U.S. 3-Month Treasury Bill Index. The Fund underperformed the

4.73% return of its blended benchmark which is comprised of 60% MSCI All Country World Index and 40% Barclays Capital Global Aggregate Hedged Index.

The Fund underperformed its blended benchmark as global equities rallied while most other risk assets suffered. The Fund is designed to take equal risk from three different asset classes: equity risk (global equities), fixed income risk (global developed nominal bonds), and inflation risk (commodities, inflation linked bonds and emerging currencies). The Fund utilized futures, forward foreign currency contracts and swaps to gain its long exposure to the various underlying assets. These derivative positions are responsible for substantially all of the performance in the Fund.

The equity bucket was the only positive contributor to the Fund over the period, returning +2.2% as global equities rallied. The nominal bond bucket detracted -0.2% over the period as the decline in global developed nominal bonds in November and December outweighed the gains in September and October. The inflation bucket detracted -1.5% from the Fund, with declines from commodities, inflation linked bonds and emerging currencies. Commodities detracted -0.6% as commodity markets overall were down during the period; inflation linked bonds and emerging currencies detracted -0.4% and -0.5%, respectively, as both of those asset classes declined over the period.

Total Return*
Since Inception	0.60%
(Inception date September 16, 2013)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but not do not reflect the deduction of insurance charges.

*The Fund's investment adviser waived certain expenses of the Fund. Performance results shown reflect the waiver, without which they would have been lower.

Curian/Ashmore Emerging Market Small Cap Equity Fund

Ashmore Equities Investment Management (US) LLC.

(Unaudited)

Market Summary: The last eight months of 2013 were a turbulent period for emerging market ("EM") small cap stocks due largely to the U.S. Federal Reserve's ("Fed") stated intention to begin "tapering" its quantitative easing program, which caused a spike in Treasury rates and rapid adjustments to expectations across EM equity markets. Countries dependent on foreign capital flows were particularly vulnerable, including Indonesia, South Africa, Turkey, Brazil and India. Subsequent comments by the Fed fueled uncertainty regarding its timing, but the realignment of equity and currencies was the dominant theme in the second half of the year and took place against a backdrop of a third consecutive year of downward earnings revisions (despite positive but decelerating earnings growth) for EM markets, slipping returns on equity ("ROEs"), and a recovery in developed market equity valuations that brought the S&P 500 Index's valuation premium relative to EMs to the highest levels in a decade. Despite the rapid outflows of investor money from EM equities, the fundamentals of the EM investment case remain resilient. As a group, EM countries hold two-thirds of global foreign exchange reserves and will continue to grow at a faster pace than developed markets in aggregate. Despite clear deceleration in most of the major EM economies, the push for market based structural reforms has accelerated and earnings expectations are showing signs of stabilizing at a healthy positive rate.

During the period, the small cap EM markets were flat in local currency terms, but lost -4.41% in U.S. Dollar terms as measured by MSCI Emerging Markets Small Cap Index. The U.S. Dollar returns for the markets in Indonesia (-42.1%), Thailand (-35.2%), Turkey (-31.8%) and Brazil (-26.0%) were among the worst and all faced marked currency depreciation. Also underperforming, were the Philippines (-41.3%), Chile (-31.4%) and Russia (-8.4%). Europe's nascent economic recovery helped push Poland up 35.1%, Egypt bounced back, gaining 33.7% and China managed a 10.8% gain.

Portfolio Composition†:

Consumer Discretionary	29.2%
Industrials	23.2
Information Technology	19.2
Financials	18.9
Energy	2.6
Materials	2.0
Consumer Staples	1.9
Health Care	0.9
Telecommunication Services	0.4
Short Term Investments	1.7
Total Investments	100.0%

†Total Investments as of December 31, 2013.

Portfolio Manager Commentary: For the period April 29, 2013 through December 31, 2013, Curian/Ashmore Emerging Market Small Cap Equity Fund outperformed its benchmark by posting a return of 4.02% compared to -4.41% for the MSCI Emerging Markets Small Cap Index.

The largest contributors to outperformance were Chinese information technology and consumer discretionary stocks, particularly as Fed tapering fears eased and concerns over China's economic growth rate diminished in the second half of the year. These included market leading real estate internet site Soufun Holdings Ltd., which benefitted from rapid growth in advertising revenue, as well as Hollysys Automation Technologies Ltd., which provides rail system and industrial automation solutions and benefits from infrastructure investment, heightened safety concerns and rising labor costs in China. Growing Chinese consumer spending also played a role in the success of hotel company China Lodging, which is making headway in diversifying away from its budget hotel focus to a broader portfolio of properties and durable juvenile product s company Goodbaby International Holdings Ltd. Some Chinese retail holdings, however, disappointed, including InTime Retail Group Co. Ltd.

Off benchmark holdings in real estate and retail companies in the Middle East benefitted from a positive property cycle in Dubai and consumer stimulus policies in Saudi Arabia. These included grocery retailer Abdullah Al Othaim Markets and fashion retailer Fawaz Abdulaziz Alhokair & Co., as well as Abu Dhabi based Sorouh Real Estate Co. a property development company bought out by Aldar Properties in June.

Select holdings in Indian business services, housing finance and agribusiness strongly outperformed the local market as well. Russian airline holding Aeroflot – Russian Airlines OJSC also delivered strong performance.

Taiwanese information technology component suppliers TXC Corp. and Chipbond Technology Corp. underperformed as competition heated up in the turbulent market for mobile devices. The economic slowdown and currency depreciation in Brazil also hurt auto parts holdings Mahle-Metal Leve SA Industria e Comercio and Randon Participacoes SA, along with other Brazilian holdings.

As of the end of 2013, the Fund had significant exposure to consumer discretionary stocks in South Korea and China, industrial firms in Brazil, and Chinese internet stocks. We are favoring companies with exposure to the cyclical economic upturns in the U.S. and Europe (export-oriented firms) and growth in China and are positioned cautiously toward countries with macro imbalances that can lead to further currency weakness, including South Africa and Turkey.

Curian/Ashmore Emerging Market Small Cap Equity Fund

Total Return
Since Inception	4.02%
(Inception date April 29, 2013)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but not do not reflect the deduction of insurance charges.

Curian/Baring International Fixed Income Fund

Baring International Investment Ltd.

(Unaudited)

Market Summary: U.S. policy exerted a large influence on financial markets and was responsible for much of the bond and currency volatility. The response to the initial speculation that the U.S. Federal Reserve ("Fed") would begin to slowdown the pace of its asset purchases was a broad based weakness across all financial markets. December's Federal Open Market Committee ("FOMC") meeting brought some clarification with an announcement that it would begin tapering its quantitative easing program by slowing down the pace of its U.S. Treasury bond purchases by $5 billion per month to $40 billion per month and reduce mortgage-backed securities purchases by $5 billion per month to $35 billon per month.

Overall, the global government bond market weakened during the period. Emerging market debt suffered the greatest losses with Mexico and South African markets underperforming as investors withdrew from these markets in anticipation of Fed tapering. European government bonds offered the best returns, led by the peripheral bond markets (Spain, Italy & Ireland). These markets reacted favorably to a stabilization of economic and financial conditions in the Eurozone and with the exception of Japan were the only markets to produce positive local currency returns.

In currencies, the U.S. Dollar strengthened against most major currencies with the British Pound and the Euro the notable exceptions. The British Pound was the best performing currency over the period, helped by a broad based improvement in economic indicators. Conversely, the South African Rand was the worst performing currency within the Citigroup World Government Bond ex-U.S Index. Since South Africa is more heavily reliant on external capital investment, the South African Rand suffered by a greater extent to fund flows out of emerging markets. The Australian Dollar also performed poorly as central bank policy focused on weakening the currency in order to support the economy.

Portfolio Composition†:

Government Securities	89.5%
Financials	8.0
Utilities	0.8
Telecommunication Services	0.4
Short Term Investments	1.3
Total Investments	100.0%

†Total Investments as of December 31, 2013.

Portfolio Manager Commentary: For the period April 29, 2013 through December 31, 2013, Curian/Baring International Fixed Income Fund underperformed its benchmark by posting a return of -3.76% compared to -1.21% for the Citigroup World Government Bond ex-U.S. Index.

Fund performance was behind that of the benchmark for a variety of reasons. Performance was most negatively impacted by Fund launch costs as Fund positions were initiated. Additionally the fund's performance suffered due to the Fund's exposure to emerging markets. The Mexican bond market which the fund was relatively overweight,was one of the worst performing markets within the benchmark. As one of the most liquid emerging markets, the Mexican bond market suffered as investors sold their positions to reduce their general emerging market bond exposures.

In terms of major markets, the Fund's underweight positions in Japan and Europe were a source of negative performance. The Japanese bond market was the best performing market in local currency terms as the Bank of Japan pursed a policy of aggressive monetary easing. Meanwhile, the Fund held an underweight position in Europe overall due to an underweight in core European countries which detracted from Fund performance. However, this was more than offset by the Fund's allocation in peripheral European markets with overweights in Spain, Italy and Ireland, which benefited performance as their government yields fell at a greater rate relative to German yields. Within Europe, only peripheral European government bonds returned absolute positive performance over the reporting period.

On the currency side, maintaining a relative underweight Japanese Yen position translated into positive performance as this was one of the worst performing currencies. However, the surprising strength of both the Euro and the British Pound detracted in light of the Fund's underweight positions in these currencies.

The major changes during the period included adding to the Fund's European bond and currency allocations as we acknowledged that risks had faded in the region. The additions were mainly made through the purchase of Italian debt where we also increased duration, capitalizing on some market weakness associated with political uncertainty at the end of the second quarter. In the UK, the Fund moved its overweight bond position to neutral as signs of an improvement in the economy have increased risks of government bond yields rising in this market. Overall, the Fund became more defensively positioned in terms of duration reducing overall Fund duration by approximately half a year.

The Fund used the volatility of emerging markets to make some adjustments to its position which lowered its overall net position. The Fund reduced its position in Poland (both bond and currency), but while it reduced its allocation in Mexican bonds, the Fund extended its Mexican Peso position as we think that the market friendly government reforms should be supportive of the currency. Meanwhile, in South Africa, the Fund exited the bond position early in the period, but bought back a benchmark neutral position towards the end of the year following a period of market weakness.

Foreign exchange forwards were important instruments in enabling the manager to activate and dynamically manage the Fund's currency positions both for relative overweighting and underweighting versus the benchmark and at times, independently of the underlying bond position.

Curian/Baring International Fixed Income Fund

Total Return
Since Inception	-3.76%
(Inception date April 29, 2013)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but not do not reflect the deduction of insurance charges.

Curian/BlackRock Global Long Short Credit Fund

BlackRock Financial Management, Inc.

BlackRock International Limited

(Unaudited)

Market Summary: Following the considerable volatility created in May and June by concerns around the extent and pace of U.S. Federal Reserve ("Fed") tapering, the third and fourth quarters were relatively quiet, with strong performance from credit and equity markets despite pockets of interest rate volatility. Credit spreads generally continued their rally into year end, reacting positively to supply and demand technical, a perceived easing of systemic risk, and continued easy monetary policy, despite Fed taper news late in December.

International equity markets began 2013 with a powerful relief rally after the U.S. averted the worst of its potential fiscal crisis with a last minute tax deal. The rally softened in February, however, as global economic momentum slowed. Later in the first quarter, a stalemate presidential election in Italy and a severe banking crisis in Cyprus reminded investors that political and financial instability in Europe continued to pose risks. The ascent of equities persevered as increased global liquidity kept interest rates low and investors turned to riskier asset classes in search of yield.

As the year progressed, the direction of equity markets became increasingly dominated by speculation around the future of monetary policy in response to signals from central banks, particularly the U.S. Federal Reserve ("Fed"). Sluggish global growth, ironically, was often conducive to positive stock market performance as weak economic data reinforced investors' expectations that major central banks would maintain their accommodative stance. Additionally, the modest pace of economic growth bode well for corporate profit margins as the global recovery was strong enough to support revenues while nearly stagnant wage growth kept costs low.

As economic indicators improved later in the fall, investors around the world grappled with rising uncertainty around the timing of the anticipated Fed taper. This anxiety was ultimately relieved when the central bank announced the commencement of tapering in mid December. Investors reacted positively to this policy move as it signaled the Fed's perception of real improvement in U.S. growth. Sentiment was also buoyed by the extension of the Fed's expected time horizon for maintaining low short term interest rates.

Portfolio Composition†:

Financials	26.2%
Government Securities	(15.0)
Non-U.S. Government Agency Asset-Backed Securities	11.2
Consumer Discretionary	8.4
Telecommunication Services	6.2
Industrials	6.1
Energy	3.1
Information Technology	2.0
Health Care	1.8
Consumer Staples	1.6
Materials	1.6
Utilities	1.6
Investment Companies	1.1
Purchased Options	0.1
Short Term Investments	43.6
Net Long (Short) Investments	100.0%

†Net Long (Short) Investments as of December 31, 2013.

Portfolio Manager Commentary: For the period April 29, 2013 through December 31, 2013, Curian/BlackRock Global Long Short Credit Fund outperformed its benchmark by posting a return of 1.00% compared to 0.05% for the BofA Merrill Lynch U.S. 3-Month Treasury Bill Index. May and June were ramp up months in terms of investing in the Fund and building up credit exposures and thus were not representative of the broader long/short strategy's performance; however, the Fund has since performed in line with expectations.

Since inception, European strategies in the Fund have outperformed U.S. strategies, consistent with the outperformance of broader European assets, which did not experience the same magnitude of volatility that U.S. assets did in the sec-

ond quarter. Leading Fund performance has been positioning up and down the capital structure for European bank debt, which benefitted from a variety of positive catalysts during the year, in particular regulatory shifts in the European banking system. This includes long positions in capital securities, subordinated debt, senior unsecured debt and covered bonds, as well as long/short trading in Spanish banks.

Directional long positions in European and U.S. high yield also added to performance during the year as credit spreads continued to narrow on the asset class and there was strong demand from investors for yield. In general, security selection within the space also added to returns as we preferred to own fundamentally strong, lower beta credits with catalyst driven opportunities. Exposure to bank loans, primarily in the U.S., also added to returns as investors continued to seek floating rate protection given the interest rate environment. Rounding out our leveraged finance exposure was trading in aviation, which was a strong positive contributor for the year. The Fund was well positioned for the merger between two large airlines that occurred in early December. Additionally, the Fund benefitted from participation in the foreign enhanced equipment trust certificates ("EETC") market and a tactical position in the senior unsecured debt of a U.S. airline.

In investment grade markets, positions in core European industrial credits added to returns along with a position in a U.S. communications name that came via new issue in September, as these bonds were well bid. Finally, long/short relative value trading in U.S. financial and utilities sectors added to returns.

Given the rally in credit markets, the main detractors for the strategy were hedges and short positions.

The largest detractor was the European hedge book, which short positions via the iTraxx credit indices. Additionally, short positions in European peripheral sovereign credits detracted modestly from returns, along with positions in U.S. financials, which experienced volatility early in the period.

During the period, the Fund sought beta, absolute return and carry opportunities in the U.S., with a focus on adding risk selectively via high yield and bank loan markets where we saw better overall value, while tactically positioning around idiosyncratic opportunities in investment grade markets. In Europe, we positioned the Fund on the belief that the private sector was fundamentally much stronger than the public sector, represented in the Fund by short positions in European peripheral sovereigns, which were both an outright view and a hedge against local risk in the countries. Earlier in the year, given the relative cheapness of European assets to U.S. risk assets, we had a larger position in high yield and nonfinancial investment grade markets; however, we have recently been shifting exposure from areas of limited upside in nonfinancial markets to areas we believe are poised to benefit from positive catalysts, namely European banking.

The Fund may also gain both long and short exposure to credit related instruments by entering into a series of purchase and sale contracts or by investing in, among other instruments, swaps, including total return, credit default, index and interest rate swaps; options; forward contracts; futures contacts and options on futures contracts that provide long and short exposure to other credit obligations; credit linked notes that provide long or short exposure to other credit obligations; repurchase agreements; reverse repurchase agreements; and dollar rolls.

Curian/BlackRock Global Long Short Credit Fund (continued)

BlackRock Financial Management, Inc.

BlackRock International Limited

(Unaudited)

Curian/BlackRock Global Long Short Credit Fund

Total Return
Since Inception	1.00%
(Inception date April 29, 2013)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but not do not reflect the deduction of insurance charges.

Curian/DFA U.S. Micro Cap Fund

Dimensional Fund Advisors LP

(Unaudited)

Market Summary: U.S. stocks delivered very strong returns in 2013. The annual return for the broad U.S. market, as measured by the Russell 3000 Index, was 33.55%. The daily volatility of the U.S. market was moderate throughout most of the period. Asset class returns ranged from 32.53% for large cap value stocks as measured by the Russell 1000 Value Index to 43.30% for small cap growth stocks as measured by the Russell 2000 Growth Index. The strongest sectors were consumer discretionary and health care, while the weakest sector was real estate investment trusts ("REITs").

Using conventional indices as proxies, small caps outperformed large caps in the U.S. A closer look reveals that microcap performance was particularly strong and contributed significantly to the positive size premium. Value stocks, excluding REITs and highly regulated utilities, outperformed growth stocks among large cap stocks, but not among small cap stocks.

Portfolio Composition†:

Information Technology	17.1%
Industrials	16.3
Consumer Discretionary	16.2
Financials	14.8
Health Care	9.0
Energy	5.9
Materials	5.8
Consumer Staples	3.1
Utilities	1.3
Telecommunication Services	1.1
Short Term Investments	9.4
Total Investments	100.0%

†Total Investments as of December 31, 2013.

Portfolio Manager Commentary: For the year ended December 31, 2013, Curian/DFA U.S. Micro Cap Fund underperformed one of its benchmarks by posting a return of 43.64% compared to 45.62% for the Russell Micro Cap Index and outperformed its other benchmark, the Russell 2000 Index, which returned 38.82%.

Outperformance was generally attributable to two distinguishing features of the Fund compared to the benchmark: the exclusion of REIT securities, and the Fund's focus on the microcap asset category within small caps. The exclusion of REITs, one of the worst performing equity categories in 2013, from the Fund contributed more than 2.2% to outperformance versus the Russell 2000 Index. Additionally, while the Russell 2000 Index includes some exposure to microcap stocks, the Fund targets these securities as a part of its fundamental strategy. Microcap securities represented roughly 96% of the Fund's holdings, compared to roughly 56% of the Russell 2000 Index, and contributed roughly 5.3% to the Fund's performance relative to the Russell 2000 Index. Partially offsetting the strong positive contributions from microcap stocks and REITs, the Fund was underweight compared to the Russell 2000 Index in health care stocks, one of the best performing U.S. sectors in 2013, and this detracted from the Fund's relative performance.

Both the Fund and the Russell Micro Cap Index target microcap companies and held more than 96% of their weighting in this category during the year. Within microcap stocks, REITs underperformed most other asset types and their exclusion by the Fund contributed roughly 1.6% to relative performance. This however was offset by other factors, most specifically by the Fund's relative underweighting in health care stocks which detracted more than 2.7% from relative outperformance.

Dimensional Fund Advisers LP pursues a disciplined and strategic approach to identifying securities for purchase or sale in the Fund, recognizing that changing and unpredictable market conditions will not necessarily deliver higher returns in every time period. The process emphasizes consistency, cost awareness and diversification as the most reliable way to capture higher expected returns in the long term.

Curian/DFA U.S. Micro Cap Fund

Average Annual Total Returns
1 Year	43.64%
Since Inception	33.04%
(Inception date September 10, 2012)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but not do not reflect the deduction of insurance charges.

Curian/DoubleLine Total Return Fund

DoubleLine Capital LP

(Unaudited)

Market Summary: The mortgage-backed securities ("MBS") market outperformed corporate bonds and Treasuries in the rising rate environment as evidenced by the returns for all sectors over the past twelve months. Price performance for agency MBS declined in 2013 as interest rates rose. Federal National Mortgage Association ("FNMA" or "Fannie Mae") 3%'s were down almost 10 points in prices, as lower coupon mortgages have longer durations and were more negatively impacted by the rise in rates. FNMA 5%'s were up 0.3 points as some higher coupon mortgages were up on the year as the sector benefited from a slowdown in prepayments. Conversely, the non agency market rallied throughout the year. Liquidations slowed for all sectors, severity rates and prepayments were relatively unchanged. The pace of loan modifications slowed going into year end. Roughly half of total modifications were interest rate modifications with the average rate close to 4% at year end. The non agency MBS market, in general, continues to benefit from improved housing conditions with subprime mortgages benefiting the most. Homeowner's equity in their homes has increased from just $6 trillion in 2011 to over $9 trillion in 2013. Collateralized loan obligations ("CLO") started the year strongly with high issuance and strong secondary trading. Spreads tightened and the Fund benefited from strong price gains over the first half of the year. While trading activity slowed over the last six months, the CLO sector remained largely insulated from most of the volatility seen in broader fixed income markets and only modestly widened. Commercial mortgage-backed securities ("CMBS") have experienced improved fundamentals over the year with falling delinquency rates, lower severities and stabilized valuations.

Portfolio Composition†:

U.S. Government Agency Mortgage-Backed Securities	48.8%
Non-U.S. Government Agency Asset-Backed Securities	36.8
Government Securities	11.3
Short Term Investments	3.1
Total Investments	100.0%

†Total Investments as of December 31, 2013.

Portfolio Manager Commentary: For the period September 16, 2013 through December 31, 2013, Curian/DoubleLine Total Return Fund underperformed its benchmark by posting a return of 0.00% compared to 1.17% for the Barclays Capital U.S. Aggregate Bond Index. The Fund had a duration of 4.5 years at the close of 2013, which continues to be shorter than the benchmark's duration of 5.5 years. The duration of the Fund has slightly extended due to a rise in interest rates. As the 10-year U.S. Treasury interest rate rose over the period, the agency residential mortgage-backed securities ("RMBS") sleeve of the Fund experienced negative returns while non agency RMBS benefited from gains. CMBS also contributed gains to the Fund while CLOs were relatively flat.

The agency RMBS sleeve, which is approximately 55% of the Fund, detracted from total return due to rising interest rates. This rise in rates has helped the convexity of the securities as well as allowing the bonds to yield more going forward. In aggregate, agency RMBS held in the Fund experienced a decline in prices, but continue to benefit from relatively strong interest income. In particular, the inverse interest only and inverse floating rate securities helped to boost total returns as they had an average coupon of 6% at year end. The non agency RMBS sleeve of the Fund, which is 30% of the Fund, performed well over the period with lower credit bonds outperforming higher credit from a total return perspective. Alt-a and subprime mortgages were the best performers and benefited from relatively strong price gains. As housing fundamentals continue to improve, lower credit quality non agency should outperform. While prime bonds within the Fund experienced some price declines, it was offset by stable coupon returns. CMBS, which is 7% of the Fund, turned in positive returns to the Fund over the period as the sector has experienced improved fundamentals over the year with falling delinquency rates, lower severities and stabilized valuations. CLO, which is 1% of the Fund, was generally flat as trading activity slowed over the latter half of the year.

We continue to opportunistically purchase cheap cashflow securities through the ramp up period.

Total Return*
Since Inception	0.00%
(Inception date September 16, 2013)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but not do not reflect the deduction of insurance charges.

*The Fund's investment adviser waived certain expenses of the Fund. Performance results shown reflect the waiver, without which they would have been lower.

Curian/Eaton Vance Global Macro Absolute Return Advantage Fund

Eaton Vance Management

(Unaudited)

Market Summary: During the period April 29, 2013 to December 31, 2013, central bank activity, U.S. fiscal policy and events in Europe were key drivers of the performance of the global financial markets. Slowing economic growth in China and instability in the Middle East also influenced returns.

In May, the U.S. Federal Reserve ("Fed") indicated that it might start tapering its bond purchases, causing stress throughout global financial markets. While the Fed surprisingly held policy steady in September, it ultimately announced taper plans at its December meeting. Confidence in U.S. fiscal policy waned with the government shut down in October and the failed rollout of its health care exchange website.

In Japan, a newly elected government, together with the Bank of Japan, took bold steps to revive the nation's economy, including doubling the amount of the central bank's asset purchase program. The European Central Bank ("ECB") also eased policy to help boost growth, cutting a key lending rate to a record low. Peripheral Eurozone debt markets continued to benefit from ECB President Mario Draghi's July 2012 pledge to do "whatever it takes to preserve the Euro".

Gross domestic product growth slowed in China during the first half of 2013 creating a headwind for countries and companies that produce industrial metals and other commodities consumed by China. On the geopolitical front, Egypt ousted its president, and the U.S. considered a military strike on Syria for its alleged use of chemical weapons.

Against this backdrop, interest rates backed up in the U.S. and Germany, as well as in many emerging markets, but rallied in peripheral European countries like Spain and Italy. U.S. Investment grade corporate issues declined, while U.S. high yield corporates and floating rate loans advanced. Broadly speaking, corporate bond markets outside the U.S. also registered gains. Foreign currencies were generally weaker versus the U.S. Dollar with the Euro and the Chinese Yuan as notable exceptions.

Portfolio Composition†:

Government Securities	36.7%
U.S. Government Agency Mortgage-Backed Securities	1.4
Financials	0.9
Short Term Investments**	61.0
Net Long (Short) Investments	100.0%

†Net Long (Short) Investments as of December 31, 2013.

**In general, the Fund gains exposure to asset classes by investing in a number of different types of derivative instruments. Please refer to the Schedule of Investments for the Fund's derivative investments.

Portfolio Manager Commentary: For the period April 29, 2013 through December 31, 2013, Curian/Eaton Vance Global Macro Absolute Return Advantage Fund underperformed its benchmark by posting a return of -4.80% compared to 0.05% for the BofA Merrill Lynch U.S. 3-Month Treasury Bill Index. For the period May 1, 2013 through December 31, 2013, the Fund's other two benchmarks the Credit Suisse Global Macro Hedge Fund Index and the HFRI Macro Index returned 0.35% and -2.09% respectively.

In Sub-Saharan Africa, the Fund's currency positioning provided the strongest positive returns among regions as a long position in the Nigerian Naira and a short position in the South African Rand were top contributors.

In Latin America, the Fund generated positive returns as gains on short positions in both the currency and credit in Brazil, a short position in the Chilean Peso and a short position in Venezuelan external credit outpaced losses on long currency positions in Mexico and Peru. The detracting long currency positions in Mexico and Peru were implemented using local Treasury bills and non deliverable forward contracts.

In Central and Eastern Europe, the Fund's positioning produced slightly positive returns. Long currency positions in the Serbian Dinar and Romanian Leu benefited returns as did long credit exposure in Slovenia and Cyprus. Short currency positions in Hungary and the Czech Republic detracted as did a long credit position in Turkey.

The Middle East and North Africa were flat as broad gains on long currency positions were offset by broad losses on short credit positions.

In the Dollar Bloc, a long duration position in New Zealand – implemented as a hedge for long positions in emerging Asia – detracted from returns.

In Western Europe the Fund's short position in Spanish credit spreads negatively impacted returns as spreads grinded tighter. Currency positioning also detracted from performance as the Norwegian Krone weakened versus the Euro and a short position in the British Pound also hurt. The long Norwegian Krone position was executed using deliverable forward contracts while the short British Pound position used currency options and non deliverable forward contracts.

In Asia, the Fund produced negative returns with losses on long currency positions in India, Philippines and Malaysia being the largest detractors. The Fund did earn positive returns from a short position in the Japanese Yen while also being long the Nikkei. The Indian Rupee position was taken using currency options and non deliverable forward contracts, the currency position in the Philippines used non deliverable forwards and local bonds and the Malaysian Ringgit position was implemented using non deliverable forward contracts. The long position in the Indian Rupee via options and non deliverable forward contracts was the Fund's largest forward contract loss.

Over the course of the period, the Fund decreased its aggregate net long exposure to foreign currencies. While the strategy is constructed based on bottom-up fundamental analysis of individual countries, perceived opportunities to invest long decreased while those to invest short increased.

The Fund typically employs significant use of derivative instruments both to gain exposures as well as hedge others. The decision to utilize cash instruments or derivatives instruments is based on relative value and efficiency as deemed by the management team. The Fund primarily uses foreign exchange forward contracts and credit default swaps. It may also use interest rate swaps, interest rate futures, bond futures, equity index futures, total return swaps, cross currency swaps and options, among others.

Curian/Eaton Vance Global Macro Absolute Return Advantage Fund

Total Return
Since Inception	-4.80%
(Inception date April 29, 2013)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but not do not reflect the deduction of insurance charges.

Curian/Epoch Global Shareholder Yield Fund

Epoch Investment Partners, Inc.

(Unaudited)

Market Summary: Equity markets provided substantial gains in 2013 with several broad market indexes reaching all time highs. Highly accommodative monetary policy encouraged risk taking and has been the primary force behind rising valuation multiples which accounted for a substantial portion of stock market returns.

Monetary stimulus remains substantial across the globe, but monetary policies are no longer in sync. The U.S. Federal Reserve's reduction in asset purchases signals we are past the peak in the U.S. and interest rates are rising, creating a headwind for further expansion of multiples. Interest rates in peripheral Europe, however, have been drifting lower and the Bank of Japan appears ready to provide additional quantitative easing if needed. Meanwhile, earnings growth has been modest. Earnings expectations, which have already been reined in by a global economy that has struggled to find its footing, may still be too high.

The U.S. continues to be among the most attractive developed markets in terms of sustainable growth, and economic data has recently picked up. In Europe, Germany remains an engine of growth, Ireland has emerged from the European Union bailout, and Spain's economy has turned a corner. Outside the Eurozone, the UK is being helped by a break from austerity and a recovery in housing prices. Japan is attempting to put more than a decade of deflation and economic stagnation behind it.

The financial economy is ultimately tethered to the real economy, which is growing very slowly. In this environment we continue to look for companies with competitive advantages from proprietary technology, dominant brands, barriers to entry, new regulations and the flexibility to produce products in low cost markets and sell them in faster growing ones. Some companies will be able to grow free cash flow and allocate it effectively, and they will continue to provide attractive returns.

Portfolio Composition†:

Utilities	16.6%
Telecommunication Services	14.2
Consumer Staples	12.1
Industrials	10.3
Energy	9.1
Financials	7.9
Health Care	7.6
Consumer Discretionary	7.5
Materials	5.6
Information Technology	3.5
Short Term Investments	5.6
Total Investments	100.0%

†Total Investments as of December 31, 2013.

Portfolio Manager Commentary: For the year ended December 31, 2013, Curian/Epoch Global Shareholder Yield Fund underperformed its benchmark by posting a return of 23.33% compared to 26.68% for the MSCI World Index.

The biggest detractor to relative performance was the Fund's overweight position in utilities which lagged the returns of the overall market. Security selection within telecommunication services hurt relative results and cash was a detractor in a fast rising market. Materials provided the most positive contribution with both sector allocation and security selection contribution to relative results. Sector weights are generally a function of our bottom-up stock selection process. Security selection within industrials and information technology also provided a positive contribution. From a country perspective, security selection within the U.S. and a lack of exposure to Japan reduced relative results.

The Fund's returns are primarily the result of finding companies that can grow their free cash flow and are committed to returning a significant portion of that cash to shareholders. The vast majority of stocks in the Fund were able to achieve this and increase their dividends during the year. Top contributors included global wireless provider Vodafone Group Plc ("Vodafone") and defense concern Lockheed Martin Corp. ("Lockheed Martin"). Vodafone benefitted from the monetization of its 45% interest in Verizon Wireless in a tax efficient manner and will return roughly 71% of expected net proceeds to shareholders. Lockheed Martin continued to perform due to the company's competitive position and high dividend yield.

Conversely, companies that detracted included UK based transportation company FirstGroup Plc ("FirstGroup") and U.S. based telecommunications company CenturyLink Inc. ("CenturyLink"). FirstGroup fell sharply during the year after a rights offering and an alteration of its capital allocation away from dividends. CenturyLink underperformed after management revised the capital allocation strategy during the year.

The Fund continues to have a relative overweight position in utilities and telecommunication services and relative underweight positions in financials and information technology, where companies lack meaningful dividends. During the year, the Fund also lowered its absolute exposure to consumer discretionary and consumer staples while increasing absolute exposure to materials and utilities.

Curian/Epoch Global Shareholder Yield Fund

Average Annual Total Returns
1 Year	23.33%
Since Inception	15.79%
(Inception date February 6, 2012)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but not do not reflect the deduction of insurance charges.

Curian/FAMCO Flex Core Covered Call Fund

Fiduciary Asset Management LLC

(Unaudited)

Market Summary: The U.S. equity market, as measured by the S&P 500 Index, posted a return of 32.39% during 2013, the best calendar year since 1997. Throughout 2013, the financial markets continued to focus on U.S. Federal Reserve ("Fed") announcements regarding the asset purchase program, or quantitative easing. In the fall, the Federal Open Market Committee considered slowing, or "tapering", the pace of Fed asset purchases, pointing to economic activity expanding at a "moderate pace", improvement in labor market conditions, advancement in both household spending and business investment, and inflation remaining below 2%. As a result of this improved outlook, on December 18, 2013, the Fed announced a reduction in agency mortgage-backed security purchases and longer term Treasury purchases. The measurement of the success of quantitative easing, which began in December 2008, is mixed at best. Market prognosticators were wringing their hands in front of this "tapering" announcement, worrying that if the Fed reduced asset purchases, the equity market may decline. However, following the Fed's announcement, the S&P 500 Index rallied 3.85% through the end of the year. This market reaction may indicate that equity investors can transition to less quantitative easing as underlying fundamentals improve.

In spite of the economic and political uncertainty during 2013, volatility remained on the low end of the historic range, peaking periodically around 20% as measured by the Chicago Board Options Exchange Volatility Index. S&P 500 Index corporate profits expanded at an estimated 7.1% during the year, illustrating that corporations continue to cut costs, diversify their geographic exposure and grow their bottom line faster than gross domestic product growth. The price to earnings ("P/E") ratio of the S&P 500 Index was 14.2 at the beginning of 2013. This was an attractive valuation when compared to the post World War II average P/E of 16.3. The price appreciation during 2013 leaves the equity markets near the historic average P/E ratio, meaning that equities are priced reasonably based on their historical valuation.

Portfolio Composition†:

Consumer Staples	22.3%
Industrials	17.8
Energy	13.1
Information Technology	12.5
Consumer Discretionary	11.6
Health Care	10.7
Telecommunication Services	5.4
Materials	2.8
Short Term Investments	3.8
Total Investments	100.0%

†Total Investments as of December 31, 2013.

Portfolio Manager Commentary: For the year ended December 31, 2013, Curian/FAMCO Flex Core Covered Call Fund underperformed its benchmark by posting a return of 12.71% compared to 13.26% for the CBOE S&P 500 BuyWrite Index ("BXM Index"). The Fund also underperformed the S&P 500 Index, which returned 32.39%.

The strong equity markets during 2013 created strong returns for our covered call strategy.

Generally speaking, a covered call overlay to an equity fund seeks to dampen price volatility and generate additional income, thereby producing a more stable total return pattern over market cycles when compared to an equity only fund.

The Fund's active option writing approach sells call options on the individual stocks in the Fund. In general, higher strike prices above the current stock price affords more upside appreciation potential in market rallies and less income from the call premiums. Interest rates and volatility also impact the call options. Higher interest rates and higher volatility lead to higher call premiums, a potential benefit to covered call strategies. The Fund's active option strategy also manages the expiration, or maturity, of the call options. This active strategy seeks to add value relative to the passive, rules based BXM Index. During 2013, the actively managed call options in the Fund outperformed the passive call options in the BXM Index by 8.7%.

The stock selection strategy for the Fund utilizes a top down, strategic style that currently leads us to focus our equity selection on companies that have large capitalizations, globally diversified operations, stable earnings growth and higher than average dividend yields. This quality and income bias seeks to stabilize returns over a market cycle, and therefore fits our covered call objectives. In conjunction with our preference for high quality, stable companies with attractive dividend yields, the Fund is overweight lower beta sectors such as consumer staples and telecommunication services which tend to underperform the benchmark during strong market returns, as was the case during 2013.

We will continue to monitor and assess market expectations for interest rates, volatility and economic growth as we manage the option premia generated from writing call options during 2014.

Curian/FAMCO Flex Core Covered Call Fund

Average Annual Total Returns
1 Year	12.71%
Since Inception	8.08%
(Inception date February 6, 2012)

**Effective April 29, 2013, the Fund's primary benchmark was changed from the S&P 500 Index to the CBOE S&P 500 BuyWrite Index because the CBOE S&P 500 BuyWrite Index better aligns with the Fund's investment strategy as it is more representative of the Fund's risks and covered call features.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but not do not reflect the deduction of insurance charges.

Curian Focused International Equity Fund

WCM Investment Management

(Unaudited)

Market Summary: Overall, 2013 was a fine year in international markets. At a more granular level, though, small cap and value both continued to outperform in the fourth quarter, continuing a year to date phenomenon. Even more dramatic, emerging markets ("EM") lagged developed markets ("DM") not only during the fourth quarter as measured by the MSCI Emerging Markets Index which returned 1.83% versus MSCI World Index which returned 8.00%, but for the full year, the dispersion is remarkable: MSCI Emerging Markets Index was down -2.60% while MSCI World Index returned 26.68%.

We are noticing fewer opportunities in the consumer staples area. Elevated valuations against slowing growth rates make this more challenging than at any time in recent history. As such, we would expect our weight here to continue its slow decline. Where we continue to find an abundance of ideas is in the industrials and information technology spaces.

Finally, what appears to be the start of a decline in stock to stock correlations, especially between EM and DM, should be an opportunity for us. This plays right into our stock selection ability.

Portfolio Composition†:

Consumer Staples	18.8%
Industrials	18.1
Information Technology	17.4
Health Care	14.4
Consumer Discretionary	9.0
Financials	8.1
Materials	6.7
Energy	3.2
Short Term Investments	4.3
Total Investments	100.0%

†Total Investments as of December 31, 2013

Portfolio Manager Commentary: For the period September 16, 2013 through December 31, 2013, Curian Focused International Equity Fund underperformed its benchmark by posting a return of 5.20% compared to 6.48% for the MSCI EAFE Index. For the fourth quarter 2013 the Fund outperformed the index due to broad based stock selection.

Stock selection was the dominant contributor, providing 115 basis points ("bps") in the fourth quarter. The contributing sectors were financials (+84 bps), industrials (+56 bps), health care (+33 bps), energy (+20 bps), consumer discretionary (+25 bps) and materials (+22 bps). The breadth and consistency shows that our selection isn't confined to just traditional growth areas (i.e., we earned positive contributions from financials, industrials, energy and materials).

Sector allocation for the fourth quarter was slightly negative (-28 bps). While the Fund's information technology overweight was positive (+31 bps), it was negated by the large weight to consumer staples (-28 bps). Regardless, we still expect our process to deliver outperformance primarily due to stock selection. The Fund's overweight to EM was a headwind, again. As noted above, the MSCI Emerging Markets Index lagged broader markets in the fourth quarter, returning 1.83% versus the MSCI World Index which returned 8.00%. At year end, EM exposure was about 20% of investments, which is slightly below our long term average of 27%. The Fund's largest relative overweight sectors were information technology (+13.0%), consumer staples (+11.7%) and industrials (+5.4%). The Fund's largest underweights remain financials (-17.5%) and telecommunication services (-5.7%). At period end the Fund held 29 companies from 18 countries and denominated in 14 currencies.

New in the fourth quarter was Sun Art Retail Group Ltd. ("Sun Art"), a joint venture between France's Groupe Auchan and Taiwan's Ruentex Group. Sun Art is the leading hypermarket operator in China. Sun Art replaced Shandong Weigao Group Medical Polymer Co. Ltd., which was an immediate upgrade to the quality of the Fund.

Stock specific detractors included MercadoLibre Inc. (-50 bps), BRF SA (-50 bps) and ASML Holding NV (-24 bps). Stock specific contributors were led by Canadian Pacific Railway Co. (+89 bps), Lazard Ltd. (+88 bps) and Perrigo Co. Plc (+81 bps).

Total Return*
Since Inception	5.20%
(Inception date September 16, 2013)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but not do not reflect the deduction of insurance charges.

*The Fund's investment adviser waived certain expenses of the Fund. Performance results shown reflect the waiver, without which they would have been lower.

Curian Focused U.S. Equity Fund

The London Company of Virginia, LLC

(Unaudited)

Market Summary: The S&P 1500 Index was up 9.59% during the period from September 16, 2013 to December 31, 2013. The top performing sectors for the index were information technology, industrials and consumer discretionary as money rotated out of defensive sectors in favor of more economically sensitive sectors. The worst performing market sectors were telecommunication services, utilities and consumer staples. The period was very strong for the equity markets overall.

During the period, higher beta outperformed lower beta names, lower quality outperformed higher quality names, and growth outperformed value. Earlier in the year, the markets were more defensive in tone which was the case until May, when we first started to hear talk of "tapering". After that, the markets rotated and more economically sensitive and higher beta names have led. The market has climbed the proverbial wall of worry and is up 32.39% as measured by the S&P 500 Index for the year despite many perceived risks and negative headlines.

This market action does not particularly surprise us and is one of the reasons why we don't attempt to forecast. In this type of environment, it is often difficult for us to keep up with the market reflecting our conservative nature. This strategy works very well over full market cycles and in most market environments, but tends to lag during rapidly rising markets. Although the spread between the cost of equity and the cost of debt has narrowed somewhat, it is still fairly wide by historical standards which suggest that equities are still undervalued. In addition, the dividend payout ratio is still well below its long term average which suggests there is plenty of opportunity for increased payouts which should help support equities.

Portfolio Composition†:

Financials	21.1%
Consumer Discretionary	19.6
Industrials	15.7
Information Technology	12.3
Materials	11.7
Consumer Staples	6.9
Energy	6.1
Health Care	2.8
Short Term Investments	3.8
Total Investments	100.0%

†Total Investments as of December 31, 2013.

Portfolio Manager Commentary: For the period September 16, 2013 through December 31, 2013, Curian Focused U.S. Equity Fund outperformed its benchmark by posting a return of 9.70% compared to 9.59% for the S&P 1500 Index.

The predominant driver of outperformance in the period was stock selection although sector allocation was a positive contributor as well. Positive stock selection in industrials, consumer staples and consumer discretionary offset weak stock selection in energy, information technology and materials. Sector allocation in utilities, telecommunication services, industrials and health care offset poor allocation in materials, financials and information technology. In terms of overall effect, industrials, consumer staples and consumer discretionary were the top contributors and information technology, energy and materials were the largest detractors.

The top individual stock contributors during the period were Sturm Ruger & Co. Inc. ("Sturm Ruger"), FedEx Corp. ("FedEx"), Corning Inc. ("Corning"), Columbia Sportswear Co. ("Columbia Sportswear") and NewMarket Corp. ("NewMarket"). Sturm Ruger benefitted from strong new customer growth and positive market reception to its new products. FedEx raised its guidance for 2014 and is ahead of schedule in its cost reduction program. Corning bought back the 41% of its joint venture with Samsung that it did not already own in a deal that should be accretive to earnings and in addition, announced a $1 billion accelerated share repurchase. Columbia Sportswear increased its dividend by 14%, raised its guidance for the year on stronger margins, and is doing a good job in inventory management. NewMarket beat revenue estimates and should benefit from increasing global traffic.

The top stock detractors were Atwood Oceanics Inc. ("Altwood Oceanics"), Albemarle Corp. ("Albemarle"), EMC Corp. ("EMC"), Cabela's Inc. ("Cabela's") and Berkshire Hathaway Inc. ("Berkshire Hathaway"). Atwood Oceanics reported higher than anticipated rig maintenance costs. Albemarle lowered its guidance for 2014 as some orders have been pushed out and general conservatism on its customers' part. EMC was impacted by the Federal government shutdown. Cabela's saw a slowdown in gun sales. Berkshire Hathaway experienced some larger than expected losses in its reinsurance unit. We continue to favor all of these companies.

During the period, we reduced the Fund's position in Sturm Ruger and used the proceeds to fund a position in Smith & Wesson Holding Corp. ("Smith and Wesson"). The largest weighting change during the period was Smith and Wesson, which was initiated at a 4.5% weight.

Total Return*
Since Inception	9.70%
(Inception date September 16, 2013)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but not do not reflect the deduction of insurance charges.

*The Fund's investment adviser waived certain expenses of the Fund. Performance results shown reflect the waiver, without which they would have been lower.

Curian/Franklin Templeton Frontier Markets Fund

Templeton Asset Management Ltd.

(Unaudited)

Market Summary: Frontier market stocks had a strong year in 2013, as measured by the MSCI Frontier Markets Index. Most markets continued the upward trend that began in 2012's second half as the global economy strengthened and accommodative monetary policies provided ample liquidity. However, recurring concerns about the U.S. Federal Reserve Board's ("Fed") potential tapering of its quantitative easing program led investors to exhibit caution at times. Positive economic reports from the U.S., China, Japan and Europe, however, reassured investors. The Fed's December announcement it would reduce its monthly asset purchases by $10 billion beginning in January 2014 while maintaining low interest rates for the foreseeable future helped decrease uncertainties about the timing and scope of quantitative easing tapering, stabilizing markets.

Bulgaria was a top performer amid easing political tensions and expectations that the European Union's ("EU") economic revival would benefit the country. Other strong European markets included Romania, Serbia, Slovenia and Lithuania. Ukraine, however, posted a loss as Russian threats to forestall planned economic links with the EU pressured its stocks. Sub-Saharan Africa continued to perform well. Kenya rallied after a peaceful conclusion to highly contested elections and the discoveries of major oil and gas fields. Nigeria received significant inflows of foreign direct investment as banking and power sector reforms progressed. In the Middle East, the United Arab Emirates ("UAE") and Qatar outperformed as investors considered news that index provider MSCI would upgrade them to emerging markets in 2014 to be supportive of the region's profile. UAE stocks were further boosted by Dubai's real estate market recovery and winning bid to host World Expo 2020. Lebanon, Tunisia and Jordan, however, declined amid investor concerns about political unrest in the region. In Asia, Pakistan was particularly strong as the general elections resulted in a decisive mandate for veteran opposition leader Nawaz Sharif, leading stocks to rally.

Portfolio Composition†:

Financials	27.3%
Telecommunication Services	19.7
Energy	16.6
Materials	12.3
Industrials	8.8
Consumer Staples	8.5
Consumer Discretionary	3.4
Health Care	1.1
Information Technology	0.1
Short Term Investments	2.2
Total Investments	100.0%

†Total Investments as of December 31, 2013.

Portfolio Manager Commentary: For the year ended December 31, 2013, Curian/Franklin Templeton Frontier Markets Fund underperformed its benchmark by posting a return of 18.39% compared to 25.90% for the MSCI Frontier Markets Index.

Geographically, an underweighting in Kuwait was a leading contributor to relative performance. Off benchmark allocations to Panama and Georgia, an overweighting in Kenya and stock selection in Nigeria also helped relative results.

Vietnam contributed as stock selection more than offset the negative effect of overweighting. In sector terms, stock selection in telecommunication services, industrials and financials was a major contributor to relative performance.

Key individual contributors included an off benchmark position in Bank of Georgia Holdings Plc, the country's largest bank, and overweighting in Safaricom Ltd., Kenya's largest mobile phone company. An underweighting in Zain Group (Mobile Telecommunications), one of Kuwait's major telecommunication service providers, also contributed as its stock lost value.

In contrast, key detractors included an underweighting in the United Arab Emirates ("UAE") and an overweighting in Kazakhstan, as well as stock selection in both countries. Off benchmark allocations to Peru and Colombia and an overweighting in Ukraine also hindered performance. In sector terms, stock selection and an overweighting in materials was a major detractor. Stock selection in energy also hurt relative returns.

Notable individual detractors included off benchmark positions in Kazakhmys Plc, a major copper producer in Kazakhstan; Cia de Minas Buenaventura SA, Peru's largest precious metals company; and Ferrexpo Plc, one of the world's leading iron ore companies by reserves, with its main assets located in Ukraine.

Consistent with our bottom-up investment approach, our continued search for undervalued stocks with valuations we considered to be attractive led us to make key purchases in Ukraine, the UAE, Kazakhstan and Colombia. We purchased shares of metals and mining; commercial banks; food products; and oil, gas and consumable fuels companies. Conversely, we eliminated our exposure to Algeria and undertook some sales in Kenya and Panama as certain stocks reached their price targets and as we identified companies we considered to be more attractively valued within our investment universe. As a result, we reduced the Fund's holdings in beverages and airlines companies and eliminated exposure to trading companies and distributors.

At year end, some of the Fund's largest industry holdings were in commercial banks, telecommunication services, and oil and gas exploration and production. Geographically, the Fund's largest weightings were in Nigeria, Qatar and Saudi Arabia.

Curian/Franklin Templeton Frontier Markets Fund

Average Annual Total Returns
1 Year	18.39%
Since Inception	17.60%
(Inception date September 10, 2012)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but not do not reflect the deduction of insurance charges.

Curian/Franklin Templeton Natural Resources Fund

Franklin Advisers, Inc.

(Unaudited)

Market Summary: U.S. economic growth strengthened in 2013 amid the U.S. Federal Reserve Board's ("Fed") accommodative policy support. The Eurozone emerged from recession in the second half of the year, while Japan's growth moderated. The European Central Bank reduced its policy rate to a record low and pledged to maintain systemic support. In Asia, the Bank of Japan pledged to double bond purchases in a wave of policy reform. Growth in China and other emerging market countries moderated based on soft domestic demand, weak exports and lower commodity prices. After encouraging economic reports, the Fed announced in December it would reduce its monthly bond purchases beginning in January 2014 but committed to keeping interest rates low. Emerging market stocks and currencies declined despite rising toward year end. The stock market rally in developed markets accelerated amid redoubled central bank commitments, continued corporate earnings strength and increasing signs of economic progress. In this environment, U.S. stocks outperformed most developed and emerging market stocks. Similarly, U.S. natural resources stocks outperformed their global peers.

Although global economic conditions generally improved in 2013, weakness in some emerging market economies, lackluster demand and growing supplies weighed on investor sentiment and many commodities. The 2013 commodities correction underscored the robust price levels at their 2011 peaks and how supply may have over expanded for some commodities during the boom. Despite recent improvements, the global economy's growth rate was not enough to absorb excess supply and support commodity prices. Moderate global inflationary conditions and earlier concerns about the timing and scope of the Fed's tapering of its asset purchases added pressure to gold and silver prices, which reached multi year lows. Industrial metals also fell in value amid softening demand, recurring concerns about the sustainability of China's economic growth and the potential for further supply expansion. However, metal and agricultural price declines were countered by energy price gains.

Portfolio Composition†:

Energy	70.6%
Materials	20.0
Short Term Investments	9.4
Total Investments	100.0%

†Total Investments as of December 31, 2013.

Portfolio Manager Commentary: For the year ended December 31, 2013, Curian/Franklin Templeton Natural Resources Fund underperformed its benchmark by posting a return of 8.65% compared to 16.49% for the S&P North American Natural Resources Sector Index.

The Fund's strategy of investing globally in natural resource companies differs from the benchmark's U.S. focus. For the year, many foreign markets lagged the U.S., a trend that extended to natural resource stocks. Although the Fund underperformed its benchmark, it outperformed the S&P Global Natural Resources Index and was generally in line with other global natural resource funds.

The Fund's overweighting in oil and gas equipment and services ("E&S") companies contributed to relative performance as the Fund's overall E&S holdings outperformed those in the benchmark. E&S stocks performed strongly amid robust oil prices, increased global spending and a potential increase in 2014 North American onshore spending. The offshore market's growth supported shares of Hornbeck Offshore Services Inc., RigNet Inc., Dril-Quip Inc., FMC Technologies Inc., Oceaneering International Inc., PHI Inc., Tidewater Inc. and National Oilwell Varco Inc. Some companies also benefited from shareholder activism, share repurchases, restructuring and cost cutting.

Oil and gas exploration and production ("E&P") holdings generally hurt relative results, resulting largely from foreign exposure and not owning shares in certain benchmark constituents. Key detractors included Cobalt International Energy Inc. and the UK's Tullow Oil Plc, which had disappointing exploration results. However, companies with exposure to burgeoning U.S. oil and gas shale plays, such as SM Energy Co. and Cabot Oil & Gas Corp., were among the Fund's top contributors.

Diversified metals and mining companies and coal and consumable fuels companies, which have relatively small allocations in the benchmark, suffered from slow global demand growth and increasing supply. Many foreign stocks, particularly those in the mining sector, lost value and hurt results. Rising production costs also pressured many companies' profits, especially those of smaller, higher growth miners with higher operating leverage to commodity price changes. The benchmark's metals and mining holdings were concentrated, with only two sizable positions; the largest, Freeport-McMoRan Copper & Gold Inc., performed well, and the Fund's overweighting to these holdings helped relative results.

At year end, we maintained the Fund's weighting in diversified metals and mining companies as we considered certain stocks to be attractively valued. Many mining companies responded to weak conditions by cutting costs and deferring projects, which we believe could improve the supply and demand balance in the longer term, potentially increasing profitability and equity values.

Curian/Franklin Templeton Natural Resources Fund

Average Annual Total Returns
1 Year	8.65%
Since Inception	-1.99%
(Inception date February 6, 2012)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but not do not reflect the deduction of insurance charges.

Curian/Lazard International Strategic Equity Fund

Lazard Asset Management LLC

(Unaudited)

Market Summary: International equity markets rose strongly once again in 2013, as macroeconomic data in developed markets improved, monetary policy remained extremely loose, and investors rotated capital into equities from low returning assets elsewhere. The biggest gains were mostly from those exposed to an improving domestic environment in developed markets – i.e., consumer discretionary stocks such as media and auto companies and financials in Europe and Japan. Japanese exporters also performed well amid the weakness of the Japanese Yen; even in U.S. Dollar terms, Japan was one of the best markets in 2013, though its performance trailed well behind Greece. Telecommunication services also fared well, although generally considered to be defensive, amid a burst of merger and acquisition activity. Weak areas were those perceived to be vulnerable to rising rates, particularly emerging markets, which depressed energy, mining and real estate stocks. Australian and Asian markets also lagged significantly in U.S. Dollar terms. Utilities continued to be weak due to structural oversupply issues, while consumer staples stocks underperformed due to their high exposure to emerging markets.

Portfolio Composition†:

Consumer Discretionary	26.3%
Financials	20.3
Consumer Staples	16.4
Industrials	10.9
Materials	9.5
Energy	4.6
Health Care	4.3
Telecommunication Services	1.4
Short Term Investments	6.3
Total Investments	100.0%

†Total Investments as of December 31, 2013.

Portfolio Manager Commentary: For the period April 29, 2013 through December 31, 2013, Curian/Lazard International Strategic Equity Fund outperformed its benchmark by posting a return of 16.00% compared to 11.78% for the MSCI EAFE Index.

Stock selection was positive across a broad array of sectors. In materials, strong profits from Amcor Ltd., James Hardie Industries SE – CDI and Symrise AG contrasted with declining returns for mining companies. International Consolidated Airlines Group SA benefited from a more rational European airline industry, and Airbus Group SAS continued to sell planes to Asian airlines while finally improving its profitability. The biggest contributor to performance was consumer discretionary, driven by a mixture of improving sentiment toward domestic economies and strong results from Valeo SA, Sands China Ltd., Sky Deutschland AG, RTL Group SA and Don Quijote Holdings Co. Ltd. In consumer staples, Associated British Foods Plc had its discount retailer Primark Stores Ltd. materially revalued by the market which also contributed to the performance of the Fund. In financials, shares of Lloyds Banking Group Plc rose with the improving UK economy, Sampo Oyj continued to exhibit its usual high degree of focus on shareholder returns.

In contrast, stock selection in energy detracted from performance during the period as Technip SA, Compagnie Financiere Richemont SA and Tullow Oil Plc all reported disappointing results despite a resilient commodity price, and Caltex Australia Ltd. was hurt by the falling Australian Dollar. Getinge AB reported weak profits twice, and the Fund was negatively affected by its low exposure to strong telecommunication services. Stock selection in health care also hurt performance.

Corporate profitability and balance sheets still appear to be in extremely good shape. If this profitability can be sustained in an environment of gently improving developed market growth, then many equities still offer attractive valuations compared to other asset markets. However, after recent rises it is getting more difficult to find value on an absolute basis.

In the Eurozone, the structural reforms being implemented in Greece and Spain are encouraging on a long term basis, and the pressure on governments to cut spending and raise taxes appears to be easing. In the U.S., a housing recovery combined with low cost gas and labor is an encouraging support. In China, growth is likely to be structurally lower in the future as the economy is close to the limits of its historic model based on low cost labor and very high fixed asset investment. The aggressive Japanese monetary experiment has achieved its initial aim of lifting asset prices and depressing the Japanese Yen, but now needs to translate into wage growth for there to be a sustainable end to deflation. However, progress on structural reforms has been slow so far, and long term risk remains. As the withdrawal of quantitative easing begins, and U.S. yields rise, the impact on a number of related bond, equity, and currency markets outside of the U.S. is likely to be negative. However, with no signs of inflation and growth still anemic, any moves may be smaller than feared.

The Fund's management team continues to focus on stock selection, seeking stocks with sustainably high or improving returns trading at attractive valuations, and we believe that the strong historical record of performance will continue in a variety of market conditions.

Curian/Lazard International Strategic Equity Fund

Total Return
Since Inception	16.00%
(Inception date April 29, 2013)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but not do not reflect the deduction of insurance charges.

Curian Long Short Credit Fund

PPM America, Inc.

(Unaudited)

Market Summary: Relative to 2012, U.S. Dollar fixed income total return was much weaker, with Treasuries and higher quality segments producing losses and lower quality credits producing mid to high single digit returns. For example, Treasuries lost -2.75% as measured by the Barclays Capital U.S Treasury Bond Index and investment grade corporates lost -1.53% as measured by Barclays Capital U.S. Corporate Investment Grade Index, whereas high yield bonds and bank loans gained +7.42% and +5.29%, respectively as measured by BofA Merrill Lynch U.S. High Yield Master II Index and S&P LSTA Index, respectively. Rising interest rates drove these differences, with higher quality bonds having less coupon and spread to offset the approximate +100 basis points ("bps") and +126 bps rise in 5- and 10-year Treasury yields that occurred, year over year.

Higher interest rates reflected the anticipation and eventual execution by the U.S. Federal Reserve ("Fed") of quantitative easing policy withdrawal. After trading below 2% for much of the year, Bernanke's tapering comments in May pushed the 10-year Treasury yield to 2.74% in less than two months' time. Treasury yields rose further as the year progressed, particularly during the last quarter, on the back of better economic data and the Fed's decision in December to reduce its asset purchase program by $10 billion a month.

While higher interest rates contributed negatively to total return, credit performance was broadly positive: high yield and investment grade corporate credit spreads tightened by 27 and 134 bps during the year. Contributing trends included a credit supportive level of underlying economic growth, still reasonable corporate credit metrics and the absence of a major spike in mergers & acquisitions and leveraged buy outs. Demand also generally held up well, as evidenced by falling new issue concessions and despite predictions for a "great rotation" into equity.

The global investment grade bond market produced its first annual loss in 14 years. The loss was driven by rising yield curves rather than poor credit performance. A year end corporate upgrade/downgrade ratio of 1.38 highlighted the positive credit environment that broadly characterized the global marketplace. Peripheral European countries also contributed favorably to spread performance.

Being the largest component of the global market, the U.S. was a sizeable contributor to the market's loss, as Treasury yields rose amid anticipation and eventual execution by the Fed of quantitative easing policy withdrawal. In local currency terms, British Pound issuers posted the worst total return (-2.76%), followed by US Dollar issuers (-2.23%) and Canadian Dollar issuers (-1.53%). Euro issuers performed the best (+2.26%), followed by Japanese Yen issuers (+1.99%) and Australian Dollar issuers (1.76%). European bonds' strong return was in large part credit related, whereas Japan's were interest rate related.

Portfolio Composition†:

Financials	25.5%
Energy	17.3
Consumer Discretionary	15.4
Industrials	7.0
Materials	6.5
Telecommunication Services	5.0
Utilities	4.8
Health Care	4.1
Consumer Staples	3.7
Non-U.S. Government Agency Asset-Backed Securities	2.8
Investment Companies	1.9
Information Technology	0.4
Short Term Investments	5.6
Total Investments	100.0%

†Total Investments as of December 31, 2013.

Portfolio Manager Commentary: For the period April 29, 2013 through December 31, 2013, Curian Long Short Credit Fund outperformed its benchmark by posting a return of 1.70% compared to 0.05% for the BofA Merrill Lynch U.S. 3-Month Treasury Bill Index.

The Fund also outperformed its Peer Group (Lipper Absolute Return Funds) which returned 0.44% for the period, placing it in the 37th percentile of its Lipper universe.

The investment results of the Fund were positively impacted by a significant allocation to both high yield and investment grade corporate bonds. Both markets performed well following a second quarter rout as a result of Fed tapering fears. Over time, the bond market has become acclimated to the prospect of less accommodative Fed policy and, therefore, the corporate bond market response to the actual tapering announcement in December was relatively muted. Within the corporate bond component of the Fund, high yield bonds were particularly strong contributors to Fund performance. Within the investment grade allocation, banking bonds as well as metals and mining bonds were very strong performers.

Treasury futures were a very significant contributor. We typically hedge most of the Fund's interest rate risk using Treasury futures and, since rates moved sharply higher during the period, Treasury futures significantly helped performance. A long position in the high yield credit default swap index also helped performance by both price appreciation and income.

We expect the economy to continue its moderate growth pattern in the 2 to 3% range in 2014. Also, we expect inflation to remain subdued, staying below the Fed's 2% target. Our expectation is for modestly higher rates over the next 12 months as the Fed continues to taper and the employment picture improves, albeit slowly. We expect to remain overweight in investment grade corporate bonds based on positive earnings, solid corporate balance sheets and favorable valuations, i.e. attractive yield spreads. Also, we expect to maintain an overweight to high yield for the same reasons as well as low projected default rates. However, valuations for high yield bonds are not quite as attractive as they have been which may lead us to pare back our allocation in the first half of 2014. We will continue to hedge most or all of the interest rate risk of the bonds in the Fund. Finally, we plan to selectively increase the Fund's allocation to bank loans.

Curian Long Short Credit Fund

Total Return
Since Inception	1.70%
(Inception date April 29, 2013)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but not do not reflect the deduction of insurance charges.

Curian/Neuberger Berman Currency Fund

Neuberger Berman Fixed Income LLC

(Unaudited)

Market Summary: In the first quarter of 2013, the currency market was characterized by renewed risk appetite and focus on central bank policy and measures. Each of the three major central banks was active in some respect over the quarter. The Bank of Japan changed governors and embarked on bold measures to increase inflation; the U.S. Federal Reserve ("Fed") began changing the rhetoric around its quantitative easing program and the European Central Bank ("ECB") was forced to deal with another peripheral European country, as the Cypriot banking sector was bailed out.

In the second quarter, the Bank of Japan continued with its unprecedented monetary easing while the Fed indicated that it may taper its asset purchases later in the year. Over the quarter, it also became apparent that emerging market economies, with China in the forefront, were struggling to maintain the same high growth rates as previously maintained.

Political events in the major economies affected the currency market in the third quarter. Speculation around tapering of asset purchases and the new chairman of the Fed had a major impact on currencies as the U.S. Dollar price action was volatile due to repricings of U.S. monetary policy. In Europe, German general elections and continued Italian political wrangling created a degree of uncertainty while the ECB and the Bank of England introduced forward guidance as part of their monetary policy.

In the fourth quarter, the currency market balanced the disappointment with the Fed's decision not to taper in September with improving data despite the U.S. government shutdown. In Europe, the ECB cut its refinancing rate in response to falling inflation but increasing current account surplus and long term refinancing operations prepayments still supported the Euro. In the UK, economic data continued to surprise on the upside and the unemployment rate started to move close to the forward guidance threshold.

Portfolio Composition†:

Government Securities	51.5%
Short Term Investments**	48.5
Total Investments	100.0%

†Total Investments as of December 31, 2013.

**The Fund gains exposure to currencies by investing in forward foreign currency contracts. Please refer to the Schedule of Investments for the Fund's investments in forward foreign currency contracts.

Portfolio Manager Commentary: For the year ended December 31, 2013, Curian/Neuberger Berman Currency Fund underperformed its benchmark by posting a return of -1.91% compared to 0.07% for BofA Merrill Lynch U.S. 3-Month Treasury Bill Index.

The Euro, the Swiss Franc and the British Pound outperformed the other major currencies in 2013, while the Japanese Yen, the Australian Dollar and the Norwegian Krone were the worst performing currencies. The currency strategy, fully implemented through nondeliverable foreign for-

ward currency contracts, generated a negative performance in 2013, with the worst performing positions being the overweights in the Japanese Yen and the New Zealand Dollar. Conversely, the best performing positions were the underweights in the Australian Dollar and the Canadian Dollar. The cash portion of the Fund has been invested in U.S. government Treasuries and agencies. Given the low level of interest rates, duration has been managed conservatively.

At the end of 2013, the largest overweight exposures in the portfolio were approximately 9% U.S. Dollar and 7% Norwegian Krone. Conversely, the largest underweight exposures were approximately 14% Swiss Franc and 6% Canadian Dollar.

In January 2014, we expect the U.S. Dollar to strengthen. We believe that the Fed has probably turned the corner and better U.S. growth should translate into tighter monetary conditions going forward. In contrast, other central banks are struggling with the indirect tightening associated with higher global rates and are likely to remain defen-

sive. This should support the U.S. Dollar in the coming months, unless the U.S. data significantly surprises on the downside. We also expect the British Pound to continue to outperform other major currencies, on average, and should benefit from the strong momentum in economic activity. We continue to keep a bearish view on the Swiss Franc in the Fund. Despite increasing current account surplus continuing to support the currency and the economy, thus far, coping well with the elevated currency level, we expect to see a pickup in unwinding of the safe haven trade accumulated during the Eurozone debt crisis. Both the ECB and the Swiss National Bank are likely to continue to remain dovish as monetary policy appears too tight relative to the disinflationary pressures recently observed. We also expect commodity currencies (Australian Dollar, Canadian Dollar and New Zealand Dollar) to continue to remain under pressure as expected economic outperformance relative to other major countries abates.

Curian/Neuberger Berman Currency Fund

Average Annual Total Returns
1 Year	-1.91%
Since Inception	-0.71%
(Inception date September 10, 2012)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but not do not reflect the deduction of insurance charges.

Curian/Nicholas Convertible Arbitrage Fund

Nicholas Investment Partners, L.P.

(Unaudited)

Market Summary: During the first half of 2013, strong company earnings and positive U.S. economic news (improving nonfarm payroll numbers and rising home data) fueled stock returns and drove the S&P 500 Index to new highs. By the end of summer, U.S. Federal Reserve ("Fed") taper talk, concerns of a government shutdown, the approaching U.S. debt ceiling and fear of China's credit tightening and slowing growth tempered sentiment. By the fourth quarter, equity markets shrugged off any fiscal drag from the U.S. government shutdown as the U.S. economic recovery continued to firm up and signals of synchronized global growth began to surface. Clarity from the Fed on its bond purchasing reduction plans and confirmation that short term rates will be kept low also improved sentiment. As a result, the S&P 500 Index gained 32.39% in 2013. However, higher yields drove fixed income securities lower as the 10-year U.S. Treasury finished the year at 3.04%, nearly double from its close of 1.78% the prior year. Corporate spreads also widened during the summer, then narrowed toward the end of 2013. As a result, most fixed income assets closed in negative territory, except high yield corporates.

Strong performance among U.S. equities drove U.S. convertibles securities higher as the Merrill Lynch All Quality Convertibles Index gained 24.92% in 2013. A key theme throughout the year was the dominance of equity sensitive convertibles securities. These securities typically have higher deltas with a reward/risk profile of 80 to 100% equity upside and 80%+ downside. Convertibles securities with this profile rose nearly triple that of yield oriented convertible issues and substantially more than total return or balanced convertibles. Deconstruction of the index identified that a concentrated group of high delta convertibles issues contributed more than half the index performance in 2013.

Lastly, most alternative assets advanced but trailed straight equities. According to Credit Suisse Hedge Fund research long/short equity, distressed debt and multi-strategy hedge funds performed the best, with double digit returns. Short bias and managed futures posted losses for the year. The Credit Suisse Convertible Arbitrage Hedge Fund Index, specifically, added 6.03% in 2013 and the HFRX RV: F.I. Convertible Arbitrage Index added 10.42% for the year.

Long Investments Portfolio Composition†:

Information Technology	18.5%
Health Care	17.6
Industrials	14.6
Consumer Discretionary	10.2
Financials	9.6
Energy	8.7
Materials	4.2
Telecommunication Services	2.1
Short Term Investments	14.5
Total Long Investments	100.0%

†Long Investments represent 120.5% of net assets at December 31, 2013.

Short Investments Portfolio Composition†:

Information Technology	26.1%
Health Care	24.3
Financials	13.2
Consumer Discretionary	13.0
Industrials	8.5
Energy	7.4
Materials	5.2
Telecommunication Services	2.3
Total Short Investments	100.0%

†Short Investments represent (49.1%) of net assets at December 31, 2013.

Portfolio Manager Commentary: For the year ended December 31, 2013, Curian/Nicholas Convertible Arbitrage Fund outperformed one of its benchmarks by posting a return of 3.35% compared to 0.07% for the BofA Merrill Lynch U.S. 3-Month Treasury Bill Index. The Fund underperformed its other benchmarks, the HFRX RV: F.I. Convertible Arbitrage Index and the Credit Suisse Convertible Arbitrage Hedge Fund Index which returned 10.42% and 6.03%, respectively.

During the year, the Fund's long position contributed nearly 22.6% to overall performance and the Fund's short positions subtracted roughly -17.7%. The Fund's net exposure ranged from about 54.1% to 57.4% through most of the year and a theoretical delta adjusted net long position range of closer to 10.0% at the beginning of the year, rising to 15.0% midyear and closing with a theoretical delta adjusted net long of 10.7% by year end.

At a sector level, gains were broad based with all sector exposures positively contributing to the Fund's performance. On a net basis, exposures to health care, consumer discretionary and information technology sectors were the most additive to performance.

At a security level, top contributing positions included MGM Mirage Inc. (hotels/casinos), Vertex Pharmaceuticals Inc. (drug treatments for hepatitis C) and Salix Pharmaceuticals Ltd. (drug treatments for gastrointestinal diseases). Detractors from performance included a short position on the SPDR S&P 500 ETF, as well as NQ Mobile Inc. (Chinese mobile security and gaming company) and SanDisk Corp. (data storage devices).

Throughout the year, the Fund was well diversified across eight sectors. The Fund's largest net exposures at year end were in information technology and health care. Over the course of the year, the Fund reduced the range of its net exposure to consumer discretionary from its high during the year of 19.6% to 6.0% by year end.

Heading into 2014, the Fund has maintained slightly higher hedges and a lower average duration. Consistent with our theme of lower duration, we have looked for securities with a variable coupon and/or where the basis of the convertible would benefit from increased dividends paid by the company to the equity shareholder.

Curian/Nicholas Convertible Arbitrage Fund

Average Annual Total Returns
1 Year	3.35%
Since Inception	3.13%
(Inception date February 6, 2012)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but not do not reflect the deduction of insurance charges.

Curian/PIMCO Credit Income Fund

Pacific Investment Management Company LLC

(Unaudited)

Market Summary: The beginning of 2013 saw U.S. equity indices reach new highs and Treasuries sell off across the curve as signs of renewed momentum in the world's largest economy fueled risk appetite. Investors discounted negative fiscal policy developments, including Congress' failure to reach a deal on sequestration, and instead focused on positive news out of the housing and labor markets

During the second quarter, conditions in financial markets deteriorated as investors reacted to signals by the U.S. Federal Reserve ("Fed") that it would begin to slow the pace of asset purchases later in the year. The shift in tone fueled a broad based sell off of fixed income assets, undermining market liquidity, and sending yields higher across the risk spectrum.

While the Fed's choice to later eschew market consensus and delay tapering in the third quantitative easing left investors in a state of disbelief, headline indicators of economic growth had been unconvincing. In addition, the Fed was also keeping a wary eye on the uncertain fiscal policy landscape, as the economy was unlikely to escape both a government shutdown and another debt ceiling debate unscathed.

In December, the Fed announced its intention to begin gradually exiting its bond buying program. In January 2014, the Fed will reduce its quantitative easing program from $85 billion to $75 billion a month. As expected, the Federal Open Market Committee provided even greater assurances that the policy rate would remain near the zero bound until signs of sustainable growth were more broadly evident. While the markets had months to prepare for the announcement, equities and other risk assets soared in reaction to the news while bond markets saw yields drift higher.

Portfolio Composition†:

Financials	30.0%
Government Securities	28.8
Energy	12.0
Consumer Discretionary	4.7
Telecommunication Services	4.6
Non-U.S. Government Agency Asset-Backed Securities	4.3
Health Care	2.7
Industrials	2.5
U.S. Government Agency Mortgage-Backed Securities	1.9
Materials	1.6
Utilities	1.4
Information Technology	1.3
Consumer Staples	1.3
Short Term Investments	2.9
Total Investments	100.0%

†Total Investments as of December 31, 2013.

Portfolio Manager Commentary: For the year ended December 31, 2013, Curian/PIMCO

Credit Income Fund outperformed its benchmark by posting a return of -1.70% compared to -2.01% for the Barclays Capital U.S. Credit Index.

The investment concentration differences relative to the benchmark included an underweight to overall duration and an underweight to investment grade credit. The Fund also had out of index exposure to high yield and non agency mortgage-backed securities ("MBS").

Drivers of performance relative to the benchmark resulted from the following strategies. The Fund's curve positioning, including a focus on shorter maturities and an underweight to the long end of the curve, was positive for performance as yields rose. In Europe, an allocation to rates in select developed economies, such as Spain, contributed to performance as rates fell for the year. However, in emerging markets ("EM"), exposure to local rates in Brazil and Mexico detracted from returns as yields rose. Despite an underweight to the overall corporate sector, the Fund's posture against volatility, as well as tactical allocations to the high yield sector, led to positive performance. An allocation to non agency MBS, which were supported by limited supply and an ongoing housing recovery, also contributed to performance. Lastly, the benchmark's exposure of Build America Bonds led to detraction to performance as they outperformed tax exempt municipals for the year.

Derivatives were used in the Fund and were instrumental in attaining specific exposures targeted to gain from anticipated market developments. The Fund's exposure to U.S. interest rates, which was positive for returns, was partly facilitated through the use of interest rate swaps. The overweight to EM local debt, which was negative for relative performance, included exposure to local debt in Brazil that was implemented using zero coupon interest rate swaps. Additionally, exposure to the investment grade corporate sector and external emerging market debt was positive for performance, and was implemented through the use of credit default swaps.

Curian/PIMCO Credit Income Fund

Average Annual Total Returns
1 Year	-1.70%
Since Inception	2.53%
(Inception date February 6, 2012)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but not do not reflect the deduction of insurance charges.

Curian/PineBridge Merger Arbitrage Fund

PineBridge Investments LLC

(Unaudited)

Market Summary: The U.S. equity markets finished 2013 with a strong positive return of 32.39% as measured by the S&P 500 Index. Still easy monetary policy coupled with underlying economic improvements, multiple expansions and earnings growth drove market gains. Concerns around a government shutdown and eventual tapering of U.S. Federal Reserve asset purchases did not deter investors during the second half of the year.

Overall deal activity measured on a transaction volume basis was down slightly year over year. Dollar volume, however, was up, driven by a handful of large transactions earlier in the year (including HJ Heinz Co., Dell Inc., American Airlines Group Inc./U.S. Airways Group Inc.). Low risk merger arbitrage strategy returns are driven by transaction volume, level of interest rates and deal specific risk. With transaction volume approximately 20% below median, levels and interest rates still near historical lows, arbitrage spreads remained tight during 2013.

While 2013 was a challenging year for the low risk merger arbitrage market and the Fund, we look into 2014 with cautious optimism. High cash levels on corporate balance sheets, low leverage ratios and availability of financing should continue to encourage acquisition activity. 2014 brings relatively less fiscal restraint to Washington and a determined reasonable path to a normalization of monetary policy. The strongest domestic economic picture seen since the middle of the last decade is driving improved confidence among corporate executives and boards. That improved confidence is likely to encourage acquisition activity to boost growth in a still challenging environment.

Portfolio Composition†:

Health Care	20.1%
Information Technology	13.5
Consumer Discretionary	7.8
Industrials	7.2
Financials	5.8
Utilities	5.5
Government Securities	4.5
Consumer Staples	3.0
Energy	1.7
Materials	0.7
Short Term Investments	30.2
Net Long (Short) Investments	100.0%

†Net Long (Short) Investments as of December 31, 2013.

Portfolio Manager Commentary: For the year ended December 31, 2013, Curian/PineBridge Merger Arbitrage Fund underperformed its benchmarks by posting a return of 0.21% compared to 0.28% for the BofA Merrill Lynch U.S. Dollar Libor 3-Month Constant Maturity Index, 4.89% for the Credit Suisse Event Driven Risk Arbitrage Hedge Fund Index and 4.75% for the CISDM Merger Arbitrage USD Index.

The Fund executed on its disciplined process of seeking friendly transactions with a strong likelihood of closing, as 92% of investments contributed to performance during 2013.

The Fund's goal is to lock in spreads that exist between a deal announcement and its subsequent closure. Some of the biggest contributors to performance were the successful acquisitions of Dell Inc., WMS Industries Inc., Office Max Inc., Virgin Media Inc. and Geoeye Inc.

A significant component of performance is deal terminations, which will drive a stock down to its predeal price. Two of our largest detractors in 2013 included investments in EBIX Inc.("EBIX") and Cooper Tire & Rubber Co. ("Cooper Tire"). Acquirer Goldman Sachs Group Inc. ("Goldman Sachs") agreed to purchase EBIX to incorporate EBIX's expertise in software solutions for insurance companies into Goldman Sach's overall financial services offering. In June, EBIX received notice from the U.S. Attorney General that federal prosecutors were opening an investigation related to the accuracy of its public statements to investors. While this issue had been disclosed previously to Goldman Sachs and investors, the additional investigation caused Goldman Sachs to seek termination. The Fund unwound this position after the termination announcement. The acquisition of Cooper Tire by Apollo Tyres Ltd. ("Apollo") represented a strategic cash transaction which helped Apollo expand its access to U.S. and Chinese tire markets. The acquisition caused problems between the merging parties and Cooper Tire's U.S. labor unions and Chinese joint venture partners. The largest drop in price occurred when Cooper Tire filed suit against Apollo in October, attempting to compel Apollo to negotiate with a U.S. labor union and close the transaction. The Fund sold out of this transaction at a loss, nearly two months before its eventual termination.

Despite these two challenging transactions, the Fund's low risk approach helped navigate a sluggish merger and acquisition ("M&A") environment. While corporate boards lacked confidence to pursue M&A in 2013, capex trends indicate confidence in major subsectors. As macro trends improve, increasing corporate confidence should spur a pickup in deal activity as corporations seek growth through M&A.

Curian/PineBridge Merger Arbitrage Fund

Average Annual Total Returns
1 Year	0.21%
Since Inception	0.53%
(Inception date February 6, 2012)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but not do not reflect the deduction of insurance charges.

Curian/Schroder Emerging Europe Fund

Schroder Investment Management North America Inc.

(Unaudited)

Market Summary: Global equities posted positive returns over the period and were significantly stronger than emerging markets, including emerging Europe. Investor sentiment over the period was largely focused on when and how the U.S. Federal Reserve ("Fed") would begin to taper its quantitative easing program which caused widespread volatility among emerging markets. Authorities eventually announced a reduction in quantitative easing of $10 billion per month at the Fed's December meeting. Elsewhere, the Eurozone emerged from recession in the second quarter growing at 0.3% quarter on quarter and Angela Merkel began her third term as German Chancellor.

Poland was the best performing market among Europe, the Middle East and Africa ("EMEA") markets, aided by improving domestic and Eurozone economic data releases. Furthermore, the government softened its approach to its pension fund reform plans which was positive for sentiment given that the pension system constitutes a significant share of the stock market. Russia also outperformed the MSCI Emerging Markets Europe 10/40 Index, supported by energy which benefited from oil price strength during the period. The Czech Republic performed better than the MSCI Emerging Markets Europe 10/40 Index too, buoyed by the country's exit from recession in the second quarter as well as strong performance from Komercni Banka A/S which benefited from better than expected earnings results and expectations of higher dividend payouts. The Greek market also outperformed, particularly in the run up to its inclusion in emerging indices which occurred at the end of November. However, Hungary trailed most of its European peers, driven primarily by poor performance from OTP Bank Plc which came under pressure amid the government's planned mortgage conversion scheme. The stock also sold off following the chief executive's sale of a significant number of his shares in July. Turkey was the region's biggest laggard largely owing to concerns about the country's poorly funded current account deficit in light of quantitative easing tapering.

Portfolio Composition†:

Financials	36.3%
Energy	31.0
Telecommunication Services	11.4
Consumer Staples	7.3
Information Technology	4.9
Health Care	3.1
Industrials	2.7
Consumer Discretionary	1.6
Short Term Investments	1.7
Total Investments	100.0%

†Total Investments as of December 31, 2013.

Portfolio Manager Commentary: For the period April 29, 2013 through December 31, 2013, Curian/Schroder Emerging Europe Fund outperformed its benchmark by posting a return of 4.04% compared to -0.15% for the MSCI Emerging Markets Europe 10/40 Index.

Country allocation within the Fund was negative 69 basis points ("bps"). The underweight to

Poland (-109 bps), which outperformed and the overweight to Turkey (-50 bps) earlier in the period, which underperformed and detracted value. This was somewhat offset by the off benchmark positions in Kazakhstan (+81 bps) and United Arab Emirates (+36 bps), both of which added value. Stock selection within the Fund was positive 735 bps. It was positive in Russia 473 bps due to overweights of Mail.ru Group Ltd., Yandex NV, Luxoft Holding Inc., Sistema JSFC and an underweight to Uralkali OJSC. Turkey was positive 145 bps because of overweights to Pegasus Hava Tasimaciligi A/S, Turkcell Iletisim Hizmet AS, Coca-Cola Icecek A/S, Ford Otomotiv Sanayi A/S and an underweight to Emlak Konut Gayrimenkul Yatirim Ortakligi A/S and Hungary was positive 107 bps due to an overweight in Richter Gedeon Nyrt.

In terms of Fund positioning, main changes were as follows. Beginning in June 2013 the Fund gradually took Turkey from an overweight to an underweight position. In August, the Fund invested a small off benchmark position in Greece. After the reclassification of the country in the MSCI Emerging Markets Europe 10/40 Index in November 2013, the Fund remained invested in Greece but in an underweight position. The off benchmark position in United Arab Emirates was added in November 2013. The Fund also increased the overweight to Russia starting in June 2013.

As of December 31, 2013 the overweight countries were the following: Russia, due to very cheap valuations and reform progress; Hungary, due to attractive valuations and reasonable earnings growth; Kazakhstan, United Arab Emirates and Romania, all due to strong stock opportunities. The underweight countries were as follows: Czech Republic because although valuations are attractive, the earnings outlook is poor; Greece, due to expensive valuations, poor economic fundamentals and political uncertainty; Poland due to only reasonable valuations, poor earnings outlooks and pension reform risk; Turkey, due to only reasonable valuations, current account risk and sensitivity to ongoing tapering.

Curian/Schroder Emerging Europe Fund

Total Return
Since Inception	4.04%
(Inception date April 29, 2013)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but not do not reflect the deduction of insurance charges.

Curian/T. Rowe Price Capital Appreciation Fund

T. Rowe Price Associates, Inc.

(Unaudited)

Market Summary: U.S. stocks produced excellent returns in 2013, as corporate fundamentals moderated from a strong level but investors remained optimistic about the economy despite uncertainty about fiscal and monetary policies. As the year began, federal tax increases and automatic spending cuts threatened to derail the economic recovery, but their impact was mitigated by jobs growth and $85 billion in monthly asset purchases by the U.S. Federal Reserve ("Fed") to suppress long term interest rates. As the federal government's new fiscal year started on October 1, many agencies were forced to temporarily furlough employees because Congress failed to pass a budget or a continuing resolution to fund the government. Stocks climbed after the government shutdown and debt ceiling showdown ended with a temporary solution that put fiscal policy concerns on hold. As the year ended, investors welcomed the Fed's mid December announcement that it would reduce its asset purchases by $10 billion in January because the central bank also pledged to keep short term interest rates low if unemployment falls below 6.5% – as long as inflation remains contained. As measured by various Russell indexes, growth stocks outperformed value stocks across all market capitalizations and small cap stocks outperformed mid and large caps.

U.S. bonds posted mostly negative returns over the last year. Intermediate and long term Treasury yields climbed due to the strengthening economy and expectations that the Fed will begin curtailing its stimulus measures. Throughout the year, the Fed purchased $45 billion in Treasuries and $40 billion in agency mortgage-backed securities (MBS) every month to suppress long term interest rates. Starting in January 2014, the Fed will make monthly purchases of $40 billion in Treasuries and $35 billion in agency MBS. High yield bonds significantly outperformed higher quality issues, as the asset class benefited from its lower sensitivity to interest rate changes and strong demand for securities offering a yield advantage. Intermediate and long term Treasuries declined sharply as interest rates rose. Municipal bonds underperformed as well, as rising rates and credit concerns led to strong outflows from the market. Corporate bonds and agency MBS declined but also held up better than Treasuries. Asset backed securities were mostly flat.

Portfolio Composition†:

Financials	14.0%
Health Care	11.8
Consumer Staples	10.5
Industrials	10.3
Consumer Discretionary	10.1
Information Technology	7.6
Government Securities	7.5
Telecommunication Services	5.5
Utilities	5.4
Energy	5.0
Non-U.S. Government Agency ABS	0.3
Materials	0.2
Investment Companies	1.9
Short Term Investments	9.9
Total Investments	100.0%

†Total Investments as of December 31, 2013.

Portfolio Manager Commentary: For the period September 16, 2013 through December 31, 2013, Curian/T. Rowe Price Capital Appreciation Fund underperformed its benchmarks by posting a return of 5.45% compared to 9.54% for the S&P 500 Index and 6.21% for its blended benchmark which is comprised of 60% S&P 500 Index and 40% Barclays Capital U.S. Aggregate Bond Index.

All underlying asset classes produced positive absolute results. The Fund's stock holdings also underperformed the S&P 500 Index for the period. Bond holdings outperformed the Barclay's Capital U.S. Aggregate Index. Within equities, the leading detractor from relative performance was stock selection in industrials (United Technologies Corp.). An overweight position to utilities also weighed on relative performance as this traditionally defensive sector lagged in the market advance. On the positive side, stock selection in health care contributed to relative performance (Thermo Fisher Scientific Inc., Allergan Inc.).

Stock selection in financials was also positive (Marsh & McLennan Cos. Inc.).

The five largest purchases during the period were: UnitedHealth Group Inc., Danaher Corp., Entergy Corp., Allergan Inc. and Thermo Fisher Scientific Inc. The five largest sales during the period were: Invesco Ltd., U.S. Bancorp, L Brands Inc., Pfizer Inc. and Kellogg Co.

The U.S. equity market continued this year's impressive rally into the fourth quarter, as economically sensitive sectors generally outperformed traditionally defensive sectors. As U.S. Treasury rates rose during the quarter, rate sensitive stocks underperformed. As a result, we have been finding opportunities in more defensive, higher yielding utilities, health care and telecommunication services that have lagged in the strong equity rally. Overall, we continue to focus the Fund on high quality names with defensive characteristics, i.e., names with low earnings volatility, high free cash flow generation and strong records of value creation through capital allocation decisions.

We continued to reduce our cash position during the fourth quarter, as we took the opportunity to deploy cash into equities and fixed income. While our overall fixed income weight remained unchanged from inception, we opportunistically purchased U.S. Treasuries and high yield bonds and decreased corporate bond weight during the fourth quarter. We continued to increase weight in U.S. Treasuries during December. Long term Treasury yields rose above 3% to their highest level in more than two years, as the economy strengthened and as the Fed announced that it will begin reducing its asset purchases in January. We also increased exposure to high yield bonds, making this the Fund's largest asset class in fixed income. The high yield market offers relatively attractive valuations compared to other fixed income assets and solid underlying corporate fundamentals. Weight in bank loans has remained relatively unchanged as we continue to find this asset class attractive due to their priority in a company's capital structure, comparable yields to high yield funds, and floating rate coupons. We also reduced exposure to investment grade corporate bonds, as this market appears to be fairly valued at its current yield and spread level.

The U.S. economy has continued its pace of moderate growth over the past few quarters, but appears to have outpaced corporate fundamentals. Waning government fiscal headwinds also boosted both economic activity and investor sentiment. After a year of nearly uninterrupted strength in the U.S. equity market, we are tempering our expectations for continued gains. Although balance sheets are healthy, sales growth has been tepid with equity returns being driven much more by multiple expansion than earnings growth, creating an environment where positive sentiment is outpacing the improvement in fundamentals. We would therefore not be surprised to encounter a cyclical pullback in the near term. With the considerable market advance, we have positioned the Fund more defensively bearing in mind our commitment to capital preservation. As always, we remain focused on finding the best risk adjusted opportunities across the various asset classes to generate equity like returns over the long term with less overall risk.

As of December 31, the Fund held equity options which generated a net derivative exposure equivalent to approximately 1.5% of net assets, on a delta adjusted basis. Short call options were used in a covered call strategy which decreased exposure to underlying securities. During the period, the covered call strategy represented, on average, 3.4% of the overall Fund and generated a return of approximately 2.10%. The covered call strategy's estimated contribution to the Fund's total return was 0.10%.

Total Return*
Since Inception	5.45%
(Inception date September 16, 2013)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but not do not reflect the deduction of insurance charges.

*The Fund's investment adviser waived certain expenses of the Fund. Performance results shown reflect the waiver, without which they would have been lower.

Curian/The Boston Company Funds

The Boston Company Asset Management LLC

(Unaudited)

Market Summary: Investor sentiment steadily improved throughout 2013, helping many markets to finish the year in positive territory. U.S. stocks led the way, with the S&P 500 Index gaining 32.39%. Non U.S. developed markets, as measured by the MSCI EAFE Index, added 22.78%, while the MSCI Emerging Markets Index declined -2.60%.

Early in the year, political gridlock in the U.S. was alleviated when lawmakers agreed to extend the $16.4 trillion debt ceiling for several months. However, a volatile second quarter was ushered in, with investors focused on the fallout from the fiscal cliff. Signs of a strengthening global economy helped most equities generate positive returns in the third quarter. U.S. stocks rallied as positive economic data bolstered investors' confidence, including a report from the Commerce Department that revised second quarter GDP growth up to 2.5%. Equities also ground higher during the fourth quarter, bolstered by improving global economic conditions and the U.S. Federal Reserve's much anticipated announcement that it would begin tapering its bond buying program.

In the first quarter, headlines from Europe were largely encouraging, while Japan's broad based recovery continued, with Prime Minister Shinzo Abe introducing comprehensive measures aimed at steering the country's economy back to a path of growth. During the second quarter, China's manufacturing sector weakened amid a cash crunch and slower U.S. and European orders. In the third quarter, the European Central Bank and the Bank of England maintained record low interest rates and said they would not allow possible U.S. stimulus withdrawal and renewed Eurozone tensions to derail the bloc's recovery. But central banks across Europe cut interest rates in the fourth quarter, as leaders attempted to boost struggling economies amid low inflation. The emerging markets continued to struggle, as Brazil's economy contracted and a seasonal liquidity squeeze in China caused borrowing costs to surge.

Curian/The Boston Company Equity Income Fund

Portfolio Composition†:

Financials	28.3%
Consumer Discretionary	12.2
Energy	12.1
Information Technology	10.7
Health Care	10.3
Industrials	9.5
Consumer Staples	6.7
Materials	3.5
Utilities	1.9
Telecommunication Services	1.4
Short Term Investments	3.4
Total Investments	100.0%

†Total Investments as of December 31, 2013.

Portfolio Manager Commentary: For the year ended December 31, 2013, Curian/The Boston Company Equity Income Fund outperformed its benchmark by posting a return of 36.82% compared to 32.00% for the S&P 500 Value Index.

In terms of relative performance, information technology and health care were the Fund's weakest sectors, while financials and consumer discretionary were the strongest.

Performance in information technology was pressured by a rebound in secularly challenged value traps that the Fund did not own, as well as by a delay in enterprise spending acceleration. Although health care has performed better than other defensive sectors, the Fund's exposure to large, high yielding pharmaceutical companies weighed on relative returns.

The Fund's outperformance in financials has been driven by stock selection, as we tilted sector exposure to favor interest rate sensitive banks, insurance companies and other diversified financials, concurrent with a zero weight in real estate investment trusts. For example, shares of Ameriprise Financial Inc. and TD Ameritrade Holding Corp., both overweight positions, each gained almost 90% for the year in concert with a strong U.S. stock market and improved expectations of accelerating synchronized global economic growth.

In consumer discretionary, we benefited from effective stock selection within the media segment, where companies generated strong cash flows and, importantly, were aggressive in distributing capital back to shareholders in the form of stock buybacks and dividend increases.

For 2014, we expect another strong absolute and relative U.S. equity market, driven by improving leading and concurrent economic indicators. Moreover, much of the macro uncertainty that pressured the U.S. economy and equity markets in 2013 has yielded to clarity for 2014 and beyond. With those headwinds eliminated, investors can now focus on and believe in an improving business climate, a strong consumer and other encouraging economic signposts. This backdrop should bode well for U.S. equities, with key drivers that include:

•  A thawing in corporate decision making and a related increase in capital spending;

•  Subdued, sustained levels of inflation, particularly in food and energy;

•  Continued strength in U.S. housing activity and upward pricing momentum;

•  The "wealth effect" of housing and equity market strength leading to improved consumer confidence and ultimately increased spending;

•  Further progress toward energy independence; and

•  Attractive stock valuations (outside of defensive, high yielding securities).

Curian/The Boston Company Equity Income Fund

Average Annual Total Returns
1 Year	36.82%
Since Inception	23.09%
(Inception date February 6, 2012)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but not do not reflect the deduction of insurance charges.

Curian/The Boston Company Funds (continued)

The Boston Company Asset Management LLC

(Unaudited)

Curian/The Boston Company Multi-Alpha Market Neutral Equity Fund

Long Investments Portfolio Composition†:

Financials	17.0%
Consumer Discretionary	15.9
Information Technology	14.9
Health Care	12.1
Consumer Staples	9.0
Energy	7.3
Industrials	6.6
Materials	5.7
Utilities	3.3
Telecommunication Services	0.6
Investment Companies	7.3
Short Term Investments	0.3
Total Long Investments	100.0%

†Long Investments represent 99.5% of net assets at December 31, 2013.

Short Investments Portfolio Composition†:

Financials	16.6%
Consumer Discretionary	15.1
Information Technology	14.1
Health Care	11.5
Consumer Staples	11.3
Industrials	10.7
Energy	8.1
Materials	7.1
Utilities	3.3
Telecommunication Services	2.0
Investment Companies	0.2
Total Short Investments	100.0%

†Short Investments represent (90.1%) of net assets at December 31, 2013.

Portfolio Manager Commentary: For the year ended December 31, 2013, Curian/The Boston Company Multi-Alpha Market Neutral Equity Fund underperformed its benchmarks by posting a return of -0.88% compared to 0.05% for the Citigroup 3-Month U.S. Treasury Bill Index and 1.72% for the HFRX EH: Equity Market Neutral Index. The Fund utilizes a market neutral style seeking to eliminate market exposure and to provide attractive performance in both up and down markets so the Fund uses a short term Treasury bill index as the benchmark.

Stock selection in consumer discretionary, health care and industrials benefited results, while selection detracted most significantly in consumer staples and, to a far lesser degree, information technology.

Within consumer discretionary, the Fund's best performer was a long in Best Buy Co. Inc., a turnaround story in the retailing segment. Also on the long side, the Fund fared well with some auto related holdings, such as Daimler AG and Great Wall Motor Co. Ltd., select retailers including Cabela's Inc. and Lowe's Cos. Inc., and media companies such as ITV Plc and Lions Gate Entertainment Corp., while on the short side, the Fund continued to benefit from its position in a distributor of Chinese export goods to the developed world.

Performance in health care was buoyed by a long position in WuXi PharmaTech Inc., the Fund's best individual performer, helped by solid earnings and favorable sentiment. Other holdings in the sector that boosted performance included Salix Pharmaceuticals, Gilead Sciences Inc. and Onyx Pharmaceuticals Inc. This more than offset another health care position that was the worst short side performer in the Fund.

Within industrials, the Fund was bolstered on the long side by positions in Ingersoll-Rand Plc, a diversified industrial name that spun off its commercial and residential security businesses during the year, as well as in staffing companies Manpowergroup Inc. and TrueBlue Inc.

The Fund's performance was hindered by consumer staples, where the Fund had difficult stock selection. On the long side, Ambev SA and Coca-Cola Amatil Ltd. both declined during the year, representing two of the Fund's largest individual detractors. In addition, several of the Fund's shorts in food products and food retailing hurt performance.

Curian/The Boston Company Multi-Alpha Market Neutral Equity Fund

Average Annual Total Returns
1 Year	-0.88%
Since Inception	0.42%
(Inception date February 6, 2012)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but not do not reflect the deduction of insurance charges.

Curian/UBS Global Long Short Fixed Income Opportunities Fund

UBS Global Asset Management (Americas) Inc.

(Unaudited)

Market Summary: The period was characterized by heightened rate volatiltiy across global fixed income markets. The global economic recovery continued to gain traction; the U.S. specifically saw a pattern of sustained, moderate growth. To that extent, in May of 2013, the U.S. Federal Reserve ("Fed") announced its intention to reduce its accommodative measures and begin to taper its quantitative easing program. The expectation of higher rates caused volatility to spike. The rhetoric drove yields meaningfully higher across global rate markets, and specifically in the U.S. To illustrate, the 10-year U.S. Treasury yield ended the year 126 basis points higher than at the start of 2013.

Improving economic data and the low absolute level of rates drove investor flows into both investment grade and high yield credit. After initial spread widening in the summer following Fed tapering comments, credit spreads generally tightened for the remainder of year. Emerging markets debt experienced significant pricing pressure and volatility. Higher rates in the U.S. increased the borrowing costs for emerging market countries. The sector was also less attractive to investors as yields had increased on high quality securities. Both factors, coupled with political turmoil in countries such as Turkey, India and Brazil, put pressure on the sector.

Central bank policy is beginning to diverge, after years of a uniform approach to maintaining low rates. This has caused rate markets to move a bit more independently and currency exchange rates to fluctuate to a greater degree. To this extent, the U.S. Dollar appreciated versus select developed market currencies and specifically the Japanese Yen and Australian Dollar.

Portfolio Composition†:

Financials	31.5%
Government Securities	17.8
Non-U.S. Government Agency Asset-Backed Securities	10.5
Energy	9.5
Consumer Discretionary	5.6
Materials	5.5
Industrials	4.2
Purchased Options	3.5
Utilities	3.0
Information Technology	1.7
Telecommunication Services	1.5
U.S. Government Agency Mortgage-Backed Securities	1.0
Health Care	0.9
Consumer Staples	0.1
Short Term Investments	3.7
Total Investments	100.0%

†Total Investments as of December 31, 2013.

Portfolio Manager Commentary: For the period April 29, 2013 through December 31, 2013, Curian/UBS Global Long Short Fixed Income

Opportunities Fund underperformed its benchmark by posting a return of -0.40% compared to 0.05% for the BofA Merrill Lynch U.S. 3-Month Treasury Bill Index.

The Fund's credit exposure was a positive contributor, and specifically the net long exposure to high yield bonds. The Fund's allocation to investment grade bonds also contributed positively, although beta hedging detracted. The Fund's net long position to securitized debt was a positive contributor to performance.

Developed market currency positions generally contributed positively to performance, specifically the short position to the Japanese Yen and Australian Dollar. The Fund maintained a net long exposure to collateralized loan obligations within the structured sector, which contributed positively. The biggest detractor from performance was the Fund's net long exposure to emerging markets debt. Both security selection and sector allocation detracted from performance. Specifically, the Fund's long exposure to Brazil contributed negatively. Exposure to emerging markets currency, expressed directly and through credits denominated in local currency, detracted from performance.

The Fund uses derivatives as a component of its overall construction to manage risk, hedge positioning, and provide efficient exposure. The Fund utilizes a variety of instruments across global interest rate, credit and currency markets. The Fund's duration hedging was additive to performance. Spread sector hedging produced mixed results. Index derivatives detracted from performance within corporate credit, however, contributed positively within emerging markets debt. Interest rate options also detracted from performance.

The Fund maintains a net short duration position, as we continue to believe that we are in the midst of a regime change to higher rates in the U.S. The Fund has a net long exposure to high yield. On a market value basis, the Fund is net short to investment grade credit, however, the individual credits consist of high beta exposure. The Fund is net long to securitized debt and specifically to CMBS. The Fund has maintained a net long exposure to emerging markets debt. Within the Fund's currency positioning, the Fund is long the U.S. Dollar and short the Euro, Japanese Yen and Australian Dollar. The Fund also maintains smaller long positions to some emerging market currencies.

Curian/UBS Global Long Short Fixed Income Opportunities Fund

Total Return
Since Inception	-0.40%
(Inception date April 29, 2013)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but not do not reflect the deduction of insurance charges.

Curian/Urdang International REIT Fund

CenterSquare Investment Management, Inc.

(Unaudited)

Market Summary: From the Fund's inception on April 29, 2013 to December 31, 2013, the broader equity markets performed well across most regions. European stock exchanges posted solid total returns on the back of growth in the UK and accommodative monetary policy on the continent. The Japanese equity market also performed well driven by Bank of Japan monetary easing. The Brazilian market struggled, however, due to concerns on inflation and economic growth. The Singapore market also lagged with the Straits Times Index generating a negative return for the period as the economy facing slowing growth.

The global real estate markets lagged the broader equity markets during the period. Central bank policies continue to drive stock prices and rising interest rates have hurt listed real estate stocks. The UK and Europe led the listed real estate markets, posting positive returns as the UK continues to see tangible growth while Europe is showing signs of recovery. Australia and Singapore lagged as Australia's retail and commercial properties failed to follow residential properties into recovery while Singapore struggled with weak demand for office properties.

Portfolio Composition†:

Financials	97.5%
Investment Companies	2.5
Total Investments	100.0%

†Total Investments as of December 31, 2013.

Portfolio Manager Commentary: For the period April 29, 2013 through December 31, 2013, Curian/Urdang International REIT Fund underperformed its benchmark by posting a return of -6.63% compared to -5.21% for the FTSE EPRA/NAREIT Developed ex U.S. Index.

Stock selection was successful for the period but sector selection and currency effect hurt the Fund. Positive stock selection alpha was driven by picks within Japan, Canada and Singapore including successful picks within the developer buckets in both Japan and Singapore, and overweight to Brookfield Office Properties Inc. ("Brookfield Office Properties") in Canada. European stock picks, however, detracted from relative performance, notably from an overweight to Norwegian Property ASA. From a sector selection perspective, the Hong Kong/China market generated negative performance as it faced policy overhang and average underweight contributed to positive relative performance. However, underweight to the Japan market, particularly some second tier names, which rallied strongly during the period, dampened relative performance. The overweight to Brazil via BR Malls Participacoes SA also generated negative alpha as both the stock and currency performance was poor.

During the period, significant changes in the Fund included increasing the overweight to developer Sumitomo Realty & Development Co. Ltd. while moving developer Mitsubishi Estate Co. Ltd. to an underweight within Japan. Also within Japan, we increased exposure to grade B office via Kenedix Realty Investment Corp. while selling some Japan Retail Fund Investment Corp. In Europe, we sold out of PSP Swiss Property AG while adding to the German residential exposure via GAGFAH SA. We participated in the initial public offering of logistics landlord Tritax Big Box REIT Plc, increasing the overweight to the UK. In Canada, we sold some position in Brookfield Office Properties from its recent outperformance and added to Dundee REIT. Finally within Hong Kong/China, we sold out of China Overseas Land & Investment Ltd. while purchasing Shimao Property Holdings Ltd. within the China developers bucket and also moving Sun Hung Kai Properties Ltd. to an underweight while increasing exposure to Wharf Holdings Ltd. within the Hong Kong developer subsector.

Headwinds appear to be manifesting themselves in China in the form of poor Purchasing Managers Index ("PMI") readings, which some believe may translate to a greater slowdown in growth than previously anticipated. In Japan, there is concern that the rise in sales tax will impact consumer spending, and impact the goal of achieving a 2% level of inflation. Europe continues to attract capital on the back of growth in the UK and accommodative monetary policy on the continent. At the end of the period, our focus continues to be on high quality stocks exposed to the best markets and asset classes, as we believe these will generate above trend growth, but aside from this we will seek to identify deep value and niche opportunities that may be overlooked.

Curian/Urdang International REIT Fund

Total Return
Since Inception	-6.63%
(Inception date April 29, 2013)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but not do not reflect the deduction of insurance charges.

Curian/Van Eck International Gold Fund

Van Eck Associates Corporation

(Unaudited)

Market Summary: During 2013, gold traded out of the positive long term trend that had been in place since the financial crisis, failing to respond to its usual drivers. The markets became focused on the idea that the global economy was normalizing. Gold collapsed on the belief the U.S. Federal Reserve ("Fed") can successfully remove years of extraordinary stimulus and restore "normal" growth. There no longer seemed to be much worry over sovereign debt, fiscal deficits, or extreme monetary policies, and thus, no need for a safe haven like gold. Persistent redemptions in gold bullion exchange traded products ("ETPs") commenced in February. Also, by early April, a record in short positions had accumulated in the COMEX futures market. Gold suffered an astonishing collapse of over $200 in just two days in the month of April, closing at $1,348 on April 15. An impressive amount of physical demand allowed gold to cut its losses, touching $1,488 on May 3. In June, the Fed suggested that it would end its $85 billion per month asset purchase program by mid 2014, placing renewed pressure on gold, which traded as low as $1,181 following the Fed comments. A weaker dollar and strong physical demand from the Middle East and Asia, particularly China, helped push prices higher in August once again, and gold traded as high as $1,434 on August 28. After leveling off in August and September, net redemptions resumed in gold ETPs during the fourth quarter. With this renewed selling pressure, and the Fed announcement of a pare back in bond purchases on December 18, gold continued to be range bound between $1,200 and $1,400. On December 31, 2013 gold closed at $1,205.65 per ounce, down $469.70 or -28.0% for the year.

Portfolio Composition†:

Materials	84.7%
Short Term Investments	15.3
Total Investments	100.0%

†Total Investments as of December 31, 2013.

Portfolio Manager Commentary: For the year ended December 31, 2013, Curian/Van Eck International Gold Fund outperformed both of its benchmarks by posting a return of -47.90% compared to -53.60% for the NYSE Arca Gold Miners Index and -52.25% for the FTSE Gold Mines Index.

The Fund maintained an emphasis on companies that, in our opinion, have strong balance sheets and favorable cost structures, as well as royalty and streaming companies, which have no operating costs. The Fund carried a generous allocation to gold bullion and/or cash through most of the year, both of which outperformed gold stocks.

At the end of the first half of the year, the cash position represented 12.6% of net assets, reduced to 4.6% of net assets as of the end of December. The gold bullion position was added in July, representing 4.6% of the Fund's net assets as of the end of July. This position was reduced to 2.2% of net assets as of the end of August and was eliminated as of the end of October.

Most of the stocks in the Fund posted losses during the period. Tahoe Resources Inc. ("Tahoe Resources") (-9.1%) and Franco-Nevada Corp. ("Franco Nevada") (-27.4%) outperformed both benchmarks. In our view, the outperformance by Tahoe Resources was driven by the successful start of production at its Escobal silver mine in Guatemala during the year, without major delays or capital expenditure increases. We believe Franco Nevada benefits from the protection against operating and capital cost increases that its royalty business model provides.

Newcrest Mining (-69.6%) underperformed the benchmark, as the market appeared to continue to price in uncertainty around the company's operating outlook as well as board and CEO changes that were announced in October. We believe recent operational changes and new initiatives may allow the company to deliver improved performance. Fresnillo Plc (-57.1%), the largest producer of primary silver in the world, also underperformed, likely due to the company reducing its 2013 gold production guidance, but also due to silver underperforming gold during the year. However, the company appears to be on track to meet its silver production guidance, and, in our opinion, remains one of the highest quality companies in the sector.

At the end of 2013, the Fund was almost fully invested in equities, positioned to benefit from what we expect will be an outperformance of gold stocks relative to the metal, once the gold market reestablishes a positive trend.

Curian/Van Eck International Gold Fund

Average Annual Total Returns
1 Year	-47.90%
Since Inception	-43.89%
(Inception date September 10, 2012)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but not do not reflect the deduction of insurance charges.

Curian Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2013

	Shares/Par †	Value
Curian Tactical Advantage 35 Fund
INVESTMENT COMPANIES - 99.9%
iShares Barclays Capital Intermediate Credit Bond Fund	14	$1,539
iShares Capital 3-7 Year Treasury Bond Fund (a)	27	3,224
iShares MBS Bond Fund (a)	46	4,837
iShares MSCI EMU ETF	63	2,627
iShares MSCI Japan ETF (a)	15	184
iShares MSCI Pacific ex-Japan ETF (a)	17	800
iShares MSCI United Kingdom Index Fund (a)	10	202
iShares Russell 1000 Growth Index Fund	43	3,658
iShares Russell 1000 Value Index Fund (a)	31	2,893
iShares Russell 2000 Growth Index Fund (a)	11	1,532
iShares Russell 2000 Value Index Fund (a)	13	1,248
PIMCO 0-5 Year High Yield Corporate Bond Index ETF	16	1,694
PIMCO Enhanced Short Maturity ETF	14	1,390
PowerShares Emerging Markets Sovereign Debt Portfolio (a)	19	523
Vanguard Index Funds MSCI Emerging Market (a)	46	1,894
Vanguard Short-Term Corporate Bond ETF (a)	45	3,596
Vanguard Total Bond Market ETF	70	5,616
Total Investment Companies (cost $36,814)		37,457

SHORT TERM INVESTMENTS - 25.3%
Investment Company - 1.0%
JNL Money Market Fund, 0.01% (b) (c)	374	374

Securities Lending Collateral - 24.3%
Fidelity Institutional Money Market Portfolio, 0.06% (c)	2,000	2,000
Repurchase Agreement with BCL, 0.01% (Collateralized by $2,145 U.S. Treasury Note, 1.00%, due 08/31/16, value $2,172, $2,342 U.S. Treasury Note, 0.38%, due 03/15/16, value $2,341, and $4,422 U.S. Treasury Bond Strip, due 02/15/22-05/15/32, value $2,627) acquired on 12/31/13, due 01/02/14 at $7,000	$7,000	7,000
Repurchase Agreement with CSI, 0.00% (Collateralized by $5 U.S. Treasury Note Strip, due 03/31/14-05/15/19, value $5, and $366 U.S. Treasury Bond Strip, due 02/15/36-08/15/43, value $129) acquired on 12/31/13, due 01/02/14 at $132	132	132
		9,132
Total Short Term Investments (cost $9,506)		9,506
Total Investments - 125.2% (cost $46,320)		46,963
Other Assets and Liabilities, Net - (25.2%)		(9,454)
Total Net Assets - 100.0%		$37,509

(a)           All or portion of the security was on loan.

(b)           Investment in affiliate.

(c)           Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2013.

Curian Tactical Advantage 60 Fund
INVESTMENT COMPANIES - 99.8%
iShares Barclays Capital Intermediate Credit Bond Fund	17	1,828
iShares Capital 3-7 Year Treasury Bond Fund (a)	34	4,058
iShares MBS Bond Fund (a)	60	6,251
iShares MSCI EMU ETF (a)	254	10,507
iShares MSCI Japan ETF (a)	59	717
iShares MSCI Pacific ex-Japan ETF (a)	68	3,170
iShares MSCI United Kingdom Index Fund (a)	34	711
iShares Russell 1000 Growth Index Fund	166	14,249
iShares Russell 1000 Value Index Fund (a)	125	11,815
iShares Russell 2000 Growth Index Fund (a)	45	6,134
iShares Russell 2000 Value Index Fund	50	4,993
PIMCO 0-5 Year High Yield Corporate Bond Index ETF	21	2,249
PIMCO Enhanced Short Maturity ETF	17	1,745
PowerShares Emerging Markets Sovereign Debt Portfolio (a)	22	599
Vanguard Index Funds MSCI Emerging Market (a)	184	7,569
Vanguard Short-Term Corporate Bond ETF (a)	53	4,258
Vanguard Total Bond Market ETF	88	7,070
Total Investment Companies (cost $84,294)		87,923

SHORT TERM INVESTMENTS - 23.3%
Investment Company - 0.6%
JNL Money Market Fund, 0.01% (b) (c)	537	537

Securities Lending Collateral - 22.7%
Fidelity Institutional Money Market Portfolio, 0.06% (c)	4,000	4,000
Repurchase Agreement with BCL, 0.01% (Collateralized by $3,677 U.S. Treasury Note, 1.00%, due 08/31/16, value $3,724, $4,016 U.S. Treasury Note, 0.38%, due 03/15/16, value $4,014, and $7,580 U.S. Treasury Bond Strip, due 02/15/22-05/15/32, value $4,503) acquired on 12/31/13, due 01/02/14 at $12,000	$12,000	12,000
Repurchase Agreement with CSI, 0.00% (Collateralized by $153 U.S. Treasury Note Strip, due 03/31/14-05/15/19, value $144, and $11,122 U.S. Treasury Bond Strip, due 02/15/36-08/15/43, value $3,929) acquired on 12/31/13, due 01/02/14 at $3,993	3,993	3,993
		19,993
Total Short Term Investments (cost $20,530)		20,530
Total Investments - 123.1% (cost $104,824)		108,453
Other Assets and Liabilities, Net - (23.1%)		(20,361)
Total Net Assets - 100.0%		$88,092

(a)           All or portion of the security was on loan.

(b)           Investment in affiliate.

(c)           Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2013.

See accompanying Notes to Financial Statements.

	Shares/Par †	Value
Curian Tactical Advantage 75 Fund
INVESTMENT COMPANIES - 100.0%
iShares Barclays Capital Intermediate Credit Bond Fund (a)	8	$845
iShares Capital 3-7 Year Treasury Bond Fund (a)	13	1,611
iShares MBS Bond Fund (a)	21	2,248
iShares MSCI EMU ETF (a)	271	11,199
iShares MSCI Japan ETF	63	768
iShares MSCI Pacific ex-Japan ETF	64	3,003
iShares MSCI United Kingdom Index Fund (a)	36	758
iShares Russell 1000 Growth Index Fund	177	15,239
iShares Russell 1000 Value Index Fund	136	12,843
iShares Russell 2000 Growth Index Fund (a)	48	6,561
iShares Russell 2000 Value Index Fund (a)	54	5,337
PIMCO 0-5 Year High Yield Corporate Bond Index ETF	6	687
PIMCO Enhanced Short Maturity ETF	7	696
PowerShares Emerging Markets Sovereign Debt Portfolio (a)	14	391
Vanguard Index Funds MSCI Emerging Market (a)	196	8,076
Vanguard Short-Term Corporate Bond ETF	25	1,959
Vanguard Total Bond Market ETF	35	2,776
Total Investment Companies (cost $71,000)		74,997

SHORT TERM INVESTMENTS - 15.3%
Investment Company - 0.9%
JNL Money Market Fund, 0.01% (b) (c)	714	714

Securities Lending Collateral - 14.4%
Fidelity Institutional Money Market Portfolio, 0.06% (c)	4,000	4,000
Repurchase Agreement with BCL, 0.01% (Collateralized by $1,532 U.S. Treasury Note, 1.00%, due 08/31/16, value $1,551, $1,673 U.S. Treasury Note, 0.38%, due 03/15/16, value $1,672, and $3,158 U.S. Treasury Bond Strip, due 02/15/22-05/15/32, value $1,876) acquired on 12/31/13, due 01/02/14 at $5,000	$5,000	5,000
Repurchase Agreement with CSI, 0.00% (Collateralized by $69 U.S. Treasury Note Strip, due 03/31/14-05/15/19, value $65, and $5,009 U.S. Treasury Bond Strip, due 02/15/36-08/15/43, value $1,770) acquired on 12/31/13, due 01/02/14 at $1,798	1,798	1,798
		10,798
Total Short Term Investments (cost $11,512)		11,512
Total Investments - 115.3% (cost $82,512)		86,509
Other Assets and Liabilities, Net - (15.3%)		(11,512)
Total Net Assets - 100.0%		$74,997

(a)           All or portion of the security was on loan.

(b)           Investment in affiliate.

(c)           Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2013.

See accompanying Notes to Financial Statements.

	Shares/Par †	Value
Curian Dynamic Risk Advantage - Diversified Fund
INVESTMENT COMPANIES - 5.5%
Alerian MLP ETF (a)	260	$4,627
iShares 1-3 Year Treasury Bond Fund	1	121
iShares Core Total U.S. Bond Market ETF	26	2,718
iShares JPMorgan USD Emerging Markets Bond Fund (a)	33	3,582
iShares MSCI ACWI ETF (a)	1	81
iShares MSCI Canada ETF (a)	41	1,195
iShares MSCI EAFE ETF	—	26
SPDR Barclays High Yield Bond ETF (a)	58	2,339
SPDR Barclays Short Term High Yield Bond ETF (a)	58	1,780
SPDR S&P 500 ETF Trust - Series 1	—	58
Vanguard Index Funds MSCI Emerging Market (a)	1	50
Vanguard REIT ETF (a)	46	2,963
Total Investment Companies (cost $19,389)		19,540

SHORT TERM INVESTMENTS - 97.3%

Federal Home Loan Bank - 10.1%
Federal Home Loan Bank
0.08%, 03/28/14 (b)	$6,000	5,999
0.09%, 04/09/14 (b)	5,000	4,999
0.05%, 05/02/14 (b)	10,000	9,998
0.11%, 05/21/14 (b)	15,000	14,996
		35,992
Federal Home Loan Mortgage Corp. - 11.5%
Federal Home Loan Mortgage Corp.
0.09%, 03/04/14 (b)	9,500	9,499
0.10%, 04/07/14 - 05/05/14 (b)	14,500	14,498
0.11%, 05/12/14 (b)	7,000	6,998
0.13%, 06/18/14 (b)	10,000	9,996
		40,991
Federal National Mortgage Association - 11.5%
Federal National Mortgage Association
0.15%, 04/02/14 (b)	13,000	12,998
0.10%, 05/07/14 - 05/14/14 (b)	18,000	17,996
0.13%, 06/18/14 (b)	10,000	9,996
		40,990
Investment Company - 10.8%
JNL Money Market Fund, 0.01% (c) (d)	38,251	38,251

Securities Lending Collateral - 0.8%

Repurchase Agreement with BCL, 0.01% (Collateralized by $613 U.S. Treasury Note, 1.00%, due 08/31/16, value $621, $669 U.S. Treasury Note, 0.38%, due 03/15/16, value $669, and $1,263 U.S. Treasury Bond Strip, due 02/15/22-05/15/32, value $750) acquired on 12/31/13, due 01/02/14 at $2,000	$2,000	2,000
Repurchase Agreement with CSI, 0.00% (Collateralized by $32 U.S. Treasury Note Strip, due 03/31/14-05/15/19, value $30, and $2,325 U.S. Treasury Bond Strip, due 02/15/36-08/15/43, value $821) acquired on 12/31/13, due 01/02/14 at $835	835	835
		2,835
Treasury Securities - 52.6%
U.S. Treasury Bill
0.03%, 01/09/14	73,500	73,500
0.04%, 01/23/14	35,375	35,374
0.03%, 01/30/14	34,000	33,999
0.07%, 03/13/14 (e)	42,045	42,042
0.07%, 03/27/14 (e)	20	20
0.07%, 06/26/14 (e)	1,840	1,839
		186,774
Total Short Term Investments (cost $345,815)		345,833
Total Investments - 102.8% (cost $365,204)		365,373
Other Assets and Liabilities, Net - (2.8%)		(9,823)
Total Net Assets - 100.0%		$355,550

(a)           All or portion of the security was on loan.

(b)           This security is a direct debt of the agency and not collateralized by mortgages.

(c)           Investment in affiliate.

(d)           Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2013.

(e)           All or a portion of the security is pledged or segregated as collateral.  See the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

Curian Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands, except contracts)

December 31, 2013

Schedule of Open Futures Contracts

	Expiration	Contracts Long	Unrealized Appreciation / (Depreciation)
MSCI Mini EAFE Index Future	March 2014	142	$538
MSCI Mini Emerging Markets Index Future	March 2014	71	64
S&P 500 E-Mini Index Future	March 2014	184	555
U.S. Treasury Note Future, 2-Year	March 2014	561	(208)
			$949

Schedule of Open Forward Foreign Currency Contracts

Purchased/ Sold	Settlement Date	Counter- Party	Notional Amount		Value	Unrealized Gain/(Loss)
AUD/USD	03/19/2014	CCI	AUD	1,560	$1,386	$(30)
AUD/USD	03/19/2014	CCI	AUD	2,474	2,198	(49)
AUD/USD	03/19/2014	CCI	AUD	2,689	2,390	(55)
AUD/USD	03/19/2014	CCI	AUD	780	693	(13)
AUD/USD	03/19/2014	CCI	AUD	1,461	1,298	(23)
AUD/USD	03/19/2014	CCI	AUD	385	342	2
CAD/USD	03/19/2014	CCI	CAD	508	477	—
CAD/USD	03/19/2014	CCI	CAD	588	553	—
CAD/USD	03/19/2014	CCI	CAD	134	126	—
CAD/USD	03/19/2014	CCI	CAD	214	201	—
CAD/USD	03/19/2014	CCI	CAD	1,230	1,155	(1)
CAD/USD	03/19/2014	CCI	CAD	183	172	—
CAD/USD	03/19/2014	CCI	CAD	2,926	2,750	5
CAD/USD	03/19/2014	CCI	CAD	1,725	1,621	4
CAD/USD	03/19/2014	CCI	CAD	415	390	3
CAD/USD	03/19/2014	CCI	CAD	831	781	5
CHF/USD	03/19/2014	CCI	CHF	2,854	3,201	(7)
CHF/USD	03/19/2014	CCI	CHF	19	21	—
CHF/USD	03/19/2014	CCI	CHF	283	317	(2)
CHF/USD	03/19/2014	CCI	CHF	160	180	(1)
CHF/USD	03/19/2014	CCI	CHF	236	264	(1)
CHF/USD	03/19/2014	CCI	CHF	57	63	—
CHF/USD	03/19/2014	CCI	CHF	189	212	(1)
CHF/USD	03/19/2014	CCI	CHF	274	308	1
CHF/USD	03/19/2014	CCI	CHF	209	234	2
CHF/USD	03/19/2014	CCI	CHF	121	136	1
CHF/USD	03/19/2014	CCI	CHF	202	227	2
CHF/USD	03/19/2014	CCI	CHF	228	256	1
CHF/USD	03/19/2014	CCI	CHF	135	151	1
CHF/USD	03/19/2014	CCI	CHF	228	256	1
CHF/USD	03/19/2014	CCI	CHF	216	242	2
CHF/USD	03/19/2014	CCI	CHF	94	106	1
CHF/USD	03/19/2014	CCI	CHF	101	113	1
CHF/USD	03/19/2014	CCI	CHF	269	302	2
CHF/USD	03/19/2014	CCI	CHF	183	205	1
EUR/USD	03/19/2014	CCI	EUR	363	499	(1)
EUR/USD	03/19/2014	CCI	EUR	132	181	(1)
EUR/USD	03/19/2014	CCI	EUR	5,127	7,053	(14)
EUR/USD	03/19/2014	CCI	EUR	759	1,044	(2)
EUR/USD	03/19/2014	CCI	EUR	313	431	(1)
EUR/USD	03/19/2014	CCI	EUR	82	113	—
EUR/USD	03/19/2014	CCI	EUR	2,622	3,608	1
EUR/USD	03/19/2014	CCI	EUR	164	225	—
EUR/USD	03/19/2014	CCI	EUR	346	476	—
EUR/USD	03/19/2014	CCI	EUR	360	495	—
EUR/USD	03/19/2014	CCI	EUR	415	571	—
EUR/USD	03/19/2014	CCI	EUR	263	362	—
EUR/USD	03/19/2014	CCI	EUR	380	523	—
EUR/USD	03/19/2014	CCI	EUR	806	1,108	(1)
EUR/USD	03/19/2014	CCI	EUR	1,611	2,217	(6)

See accompanying Notes to Financial Statements.

Curian Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2013

Purchased/ Sold	Settlement Date	Counter- Party	Notional Amount		Value	Unrealized Gain/(Loss)
GBP/USD	03/19/2014	CCI	GBP	4,302	$7,120	$74
GBP/USD	03/19/2014	CCI	GBP	3,066	5,074	53
GBP/USD	03/19/2014	CCI	GBP	4,186	6,927	51
GBP/USD	03/19/2014	CCI	GBP	1,819	3,010	33
GBP/USD	03/19/2014	CCI	GBP	2,076	3,436	35
GBP/USD	03/19/2014	CCI	GBP	1,761	2,914	41
GBP/USD	03/19/2014	CCI	GBP	110	182	2
GBP/USD	03/19/2014	CCI	GBP	139	229	4
GBP/USD	03/19/2014	CCI	GBP	120	199	3
GBP/USD	03/19/2014	CCI	GBP	115	191	3
GBP/USD	03/19/2014	CCI	GBP	88	145	2
GBP/USD	03/19/2014	CCI	GBP	103	170	3
GBP/USD	03/19/2014	CCI	GBP	151	250	5
GBP/USD	03/19/2014	CCI	GBP	181	299	6
GBP/USD	03/19/2014	CCI	GBP	36	60	1
GBP/USD	03/19/2014	CCI	GBP	12	20	—
GBP/USD	03/19/2014	CCI	GBP	121	200	4
GBP/USD	03/19/2014	CCI	GBP	499	826	9
GBP/USD	03/19/2014	CCI	GBP	133	220	3
GBP/USD	03/19/2014	CCI	GBP	166	275	3
GBP/USD	03/19/2014	CCI	GBP	166	275	3
GBP/USD	03/19/2014	CCI	GBP	466	771	10
GBP/USD	03/19/2014	CCI	GBP	199	330	4
GBP/USD	03/19/2014	CCI	GBP	2,405	3,980	16
JPY/USD	03/19/2014	CCI	JPY	105,456	1,002	(21)
JPY/USD	03/19/2014	CCI	JPY	16,377	156	(4)
JPY/USD	03/19/2014	CCI	JPY	89,716	852	(22)
JPY/USD	03/19/2014	CCI	JPY	36,314	345	(9)
JPY/USD	03/19/2014	CCI	JPY	31,329	298	(8)
JPY/USD	03/19/2014	CCI	JPY	10,253	97	(3)
JPY/USD	03/19/2014	CCI	JPY	140,128	1,331	(36)
JPY/USD	03/19/2014	CCI	JPY	219,306	2,083	(55)
JPY/USD	03/19/2014	CCI	JPY	140,697	1,337	(36)
JPY/USD	03/19/2014	CCI	JPY	27,912	265	(7)
NOK/USD	03/19/2014	CCI	NOK	2,632	433	10
NZD/USD	03/19/2014	CCI	NZD	474	388	1
NZD/USD	03/19/2014	CCI	NZD	302	247	1
NZD/USD	03/19/2014	CCI	NZD	388	318	1
NZD/USD	03/19/2014	CCI	NZD	301	246	1
NZD/USD	03/19/2014	CCI	NZD	291	238	1
NZD/USD	03/19/2014	CCI	NZD	175	143	—
NZD/USD	03/19/2014	CCI	NZD	302	247	1
NZD/USD	03/19/2014	CCI	NZD	194	159	1
NZD/USD	03/19/2014	CCI	NZD	136	111	1
NZD/USD	03/19/2014	CCI	NZD	241	197	—
NZD/USD	03/19/2014	CCI	NZD	362	296	1
NZD/USD	03/19/2014	CCI	NZD	146	119	1
NZD/USD	03/19/2014	CCI	NZD	311	254	1
SEK/USD	03/19/2014	CCI	SEK	3,352	520	8
USD/AUD	03/19/2014	CCI	AUD	(401)	(356)	5
USD/AUD	03/19/2014	CCI	AUD	(91)	(81)	1
USD/AUD	03/19/2014	CCI	AUD	(346)	(307)	4
USD/AUD	03/19/2014	CCI	AUD	(838)	(744)	9
USD/AUD	03/19/2014	CCI	AUD	(146)	(129)	2
USD/AUD	03/19/2014	CCI	AUD	(1,592)	(1,415)	(2)
USD/AUD	03/19/2014	CCI	AUD	(100)	(88)	—
USD/AUD	03/19/2014	CCI	AUD	(576)	(512)	(1)
USD/AUD	03/19/2014	CCI	AUD	(330)	(293)	1
USD/AUD	03/19/2014	CCI	AUD	(286)	(254)	1
USD/AUD	03/19/2014	CCI	AUD	(209)	(186)	1
USD/AUD	03/19/2014	CCI	AUD	(275)	(244)	1

See accompanying Notes to Financial Statements.

Purchased/ Sold	Settlement Date	Counter- Party	Notional Amount		Value	Unrealized Gain/(Loss)
USD/AUD	03/19/2014	CCI	AUD	(518)	$(460)	$(2)
USD/AUD	03/19/2014	CCI	AUD	(1,035)	(920)	(3)
USD/CAD	03/19/2014	CCI	CAD	(4,444)	(4,176)	(18)
USD/CAD	03/19/2014	CCI	CAD	(5,431)	(5,104)	(22)
USD/CAD	03/19/2014	CCI	CAD	(2,757)	(2,591)	3
USD/CAD	03/19/2014	CCI	CAD	(4,194)	(3,941)	(3)
USD/CAD	03/19/2014	CCI	CAD	(4,732)	(4,446)	3
USD/CAD	03/19/2014	CCI	CAD	(166)	(156)	1
USD/CAD	03/19/2014	CCI	CAD	(263)	(247)	1
USD/CAD	03/19/2014	CCI	CAD	(228)	(214)	1
USD/CAD	03/19/2014	CCI	CAD	(219)	(206)	1
USD/CAD	03/19/2014	CCI	CAD	(724)	(680)	(5)
USD/CAD	03/19/2014	CCI	CAD	(1,979)	(1,860)	(14)
USD/CHF	03/19/2014	CCI	CHF	(579)	(649)	(2)
USD/CHF	03/19/2014	CCI	CHF	(444)	(498)	(1)
USD/CHF	03/19/2014	CCI	CHF	(287)	(321)	(1)
USD/CHF	03/19/2014	CCI	CHF	(415)	(466)	(1)
USD/CHF	03/19/2014	CCI	CHF	(567)	(636)	(1)
USD/CHF	03/19/2014	CCI	CHF	(4,999)	(5,607)	4
USD/CHF	03/19/2014	CCI	CHF	(128)	(144)	—
USD/CHF	03/19/2014	CCI	CHF	(257)	(288)	—
USD/CHF	03/19/2014	CCI	CHF	(642)	(720)	1
USD/CHF	03/19/2014	CCI	CHF	(128)	(144)	—
USD/CHF	03/19/2014	CCI	CHF	(128)	(144)	—
USD/CHF	03/19/2014	CCI	CHF	(3,961)	(4,443)	5
USD/CHF	03/19/2014	CCI	CHF	(4,766)	(5,345)	28
USD/CHF	03/19/2014	CCI	CHF	(3,275)	(3,673)	21
USD/CHF	03/19/2014	CCI	CHF	(1,053)	(1,181)	9
USD/CHF	03/19/2014	CCI	CHF	(5,526)	(6,198)	34
USD/CHF	03/19/2014	CCI	CHF	(225)	(252)	1
USD/CHF	03/19/2014	CCI	CHF	(187)	(210)	1
USD/CHF	03/19/2014	CCI	CHF	(142)	(160)	1
USD/CHF	03/19/2014	CCI	CHF	(195)	(218)	1
USD/CHF	03/19/2014	CCI	CHF	(257)	(288)	(2)
USD/CHF	03/19/2014	CCI	CHF	(2,959)	(3,319)	9
USD/EUR	03/19/2014	CCI	EUR	(1,006)	(1,384)	(3)
USD/EUR	03/19/2014	CCI	EUR	(36)	(50)	—
USD/EUR	03/19/2014	CCI	EUR	(540)	(743)	(1)
USD/EUR	03/19/2014	CCI	EUR	(306)	(421)	(1)
USD/EUR	03/19/2014	CCI	EUR	(450)	(619)	(1)
USD/EUR	03/19/2014	CCI	EUR	(360)	(496)	(1)
USD/EUR	03/19/2014	CCI	EUR	(108)	(149)	—
USD/EUR	03/19/2014	CCI	EUR	(591)	(813)	—
USD/EUR	03/19/2014	CCI	EUR	(452)	(622)	(4)
USD/EUR	03/19/2014	CCI	EUR	(735)	(1,012)	(9)
USD/EUR	03/19/2014	CCI	EUR	(759)	(1,044)	(9)
USD/EUR	03/19/2014	CCI	EUR	(949)	(1,305)	(11)
USD/EUR	03/19/2014	CCI	EUR	(679)	(934)	(4)
USD/EUR	03/19/2014	CCI	EUR	(712)	(979)	(9)
USD/EUR	03/19/2014	CCI	EUR	(474)	(653)	(5)
USD/EUR	03/19/2014	CCI	EUR	(566)	(778)	(4)
USD/EUR	03/19/2014	CCI	EUR	(356)	(489)	(4)
USD/EUR	03/19/2014	CCI	EUR	(332)	(457)	(4)
USD/EUR	03/19/2014	CCI	EUR	(566)	(778)	(4)
USD/EUR	03/19/2014	CCI	EUR	(427)	(587)	(5)
USD/GBP	03/19/2014	CCI	GBP	(1,828)	(3,025)	(53)
USD/JPY	03/19/2014	CCI	JPY	(14,716)	(140)	4
USD/JPY	03/19/2014	CCI	JPY	(40,468)	(384)	10
USD/JPY	03/19/2014	CCI	JPY	(9,197)	(87)	2
USD/JPY	03/19/2014	CCI	JPY	(34,950)	(332)	9
USD/JPY	03/19/2014	CCI	JPY	(84,616)	(804)	22

See accompanying Notes to Financial Statements.

Purchased/ Sold	Settlement Date	Counter- Party	Notional Amount		Value	Unrealized Gain/(Loss)
USD/JPY	03/19/2014	CCI	JPY	(280,688)	$(2,666)	$58
USD/JPY	03/19/2014	CCI	JPY	(17,543)	(167)	4
USD/JPY	03/19/2014	CCI	JPY	(35,909)	(341)	7
USD/JPY	03/19/2014	CCI	JPY	(24,951)	(237)	2
USD/JPY	03/19/2014	CCI	JPY	(22,456)	(213)	2
USD/JPY	03/19/2014	CCI	JPY	(49,902)	(474)	4
USD/JPY	03/19/2014	CCI	JPY	(17,466)	(166)	1
USD/JPY	03/19/2014	CCI	JPY	(37,426)	(356)	3
USD/JPY	03/19/2014	CCI	JPY	(18,713)	(178)	1
USD/JPY	03/19/2014	CCI	JPY	(39,921)	(379)	3
USD/JPY	03/19/2014	CCI	JPY	(38,674)	(367)	3
USD/NOK	03/19/2014	CCI	NOK	(7,760)	(1,276)	(9)
USD/NOK	03/19/2014	CCI	NOK	(6,349)	(1,044)	(8)
USD/NOK	03/19/2014	CCI	NOK	(10,370)	(1,705)	(34)
USD/NOK	03/19/2014	CCI	NOK	(648)	(107)	(3)
USD/NOK	03/19/2014	CCI	NOK	(3,472)	(571)	(6)
USD/NZD	03/19/2014	CCI	NZD	(170)	(139)	—
USD/NZD	03/19/2014	CCI	NZD	(341)	(279)	1
USD/NZD	03/19/2014	CCI	NZD	(170)	(139)	—
USD/NZD	03/19/2014	CCI	NZD	(852)	(697)	3
USD/NZD	03/19/2014	CCI	NZD	(170)	(139)	—
USD/NZD	03/19/2014	CCI	NZD	(1,592)	(1,302)	15
USD/NZD	03/19/2014	CCI	NZD	(766)	(627)	7
USD/SEK	03/19/2014	CCI	SEK	(225)	(35)	(1)
USD/SEK	03/19/2014	CCI	SEK	(3,594)	(558)	(15)
					$(6,743)	$48

Schedule of Over the Counter Total Return Swap Agreements

Counterparty	Receiving Return of Reference Entity	Rate Paid by Fund	Expiration Date	Notional Amount(1)	Unrealized Appreciation / (Depreciation)
BOA	* Alerian MLP Index Trust	1-month LIBOR + 0.40%	06/13/2014	$27,031	$1,522
BOA	* SPDR Barclays High Yield Bond ETF	Federal Funds Effective Rate -0.20%	06/13/2014	14,047	91
GSI	* iShares JPMorgan USD Emerging Markets Bond ETF	1-month LIBOR -0.55%	06/13/2014	27,337	113
GSI	* Vanguard REIT ETF	Federal Funds Effective Rate + 0.30%	06/13/2014	26,627	494
JPM	* iShares Core Total U.S. Bond Market ETF	Federal Funds Effective Rate + 0.30%	06/13/2014	27,947	(7)
JPM	* SPDR Barclays Short Term High Yield Bond ETF	Federal Funds Effective Rate + 0.50%	06/13/2014	14,605	90
					$2,303

(1)Notional amount is stated in USD.

* Swap agreement fair valued in good faith in accordance with procedures approved by the Trust’s Board of Trustees.  Fair valued securities may be classified as Level 2 or Level 3 for Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 820 “Fair Value Measurements and Disclosures” based on the applicable valuation inputs.  See FASB ASC Topic 820 note in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

	Shares/Par †	Value
Curian Dynamic Risk Advantage - Growth Fund
INVESTMENT COMPANIES - 0.2%
iShares 1-3 Year Treasury Bond Fund	—	$13
iShares MSCI EAFE ETF	—	27
iShares Russell 2000 Index Fund	—	2
SPDR S&P 500 ETF Trust - Series 1	—	33
Vanguard Index Funds MSCI Emerging Market (a)	1	40
Total Investment Companies (cost $101)		115

SENIOR DEBT NOTES - 5.6%
iPath S&P 500 Dynamic VIX ETN (b)	19	628
iPath S&P 500 VIX Mid-Term Futures ETN (a) (b)	109	1,712
VelocityShares Daily Inverse VIX Short Term ETN (a) (b)	26	900
Total Senior Debt Notes (cost $3,342)		3,240

SHORT TERM INVESTMENTS - 97.5%
Federal Home Loan Bank - 15.7%
Federal Home Loan Bank
0.03%, 01/08/14 (c)	$2,500	2,500
0.05%, 05/02/14 (c)	5,000	4,999
0.13%, 06/04/14 (c)	1,500	1,499
		8,998
Federal Home Loan Mortgage Corp. - 13.0%
Federal Home Loan Mortgage Corp.
0.09%, 03/04/14 (c)	1,500	1,500
0.10%, 04/07/14 (c)	5,000	4,999
0.13%, 06/18/14 (c)	1,000	1,000
		7,499
Federal National Mortgage Association - 16.5%
Federal National Mortgage Association
0.15%, 04/02/14 (c)	4,500	4,499
0.08%, 04/23/14 (c)	2,000	2,000
0.10%, 05/14/14 (c)	2,000	1,999
0.13%, 06/11/14 (c)	1,000	1,000
		9,498
Investment Company - 10.3%
JNL Money Market Fund, 0.01% (d) (e)	5,902	5,902

Securities Lending Collateral - 3.1%
Repurchase Agreement with BCL, 0.01% (Collateralized by $306 U.S. Treasury Note, 1.00%, due 08/31/16, value $310, $335 U.S. Treasury Note, 0.38%, due 03/15/16, value $334, and $632 U.S. Treasury Bond Strip, due 02/15/22-05/15/32, value $375) acquired on 12/31/13, due 01/02/14 at $1,000	$1,000	1,000
Repurchase Agreement with CSI, 0.00% (Collateralized by $31 U.S. Treasury Note Strip, due 03/31/14-05/15/19, value $29, and $2,217 U.S. Treasury Bond Strip, due 02/15/36-08/15/43, value $783) acquired on 12/31/13, due 01/02/14 at $796	796	796
		1,796
Treasury Securities - 38.9%
U.S. Treasury Bill
0.03%, 01/09/14	14,000	14,000
0.03%, 01/30/14	7,000	7,000
0.07%, 03/13/14 (f)	20	20
0.07%, 03/27/14 (f)	235	235
0.07%, 06/26/14 (f)	1,110	1,109
		22,364
Total Short Term Investments (cost $56,055)		56,057
Total Investments - 103.3% (cost $59,498)		59,412
Other Assets and Liabilities, Net - (3.3%)		(1,912)
Total Net Assets - 100.0%		$57,500

(a)           All or portion of the security was on loan.

(b)           Non-income producing security.

(c)           This security is a direct debt of the agency and not collateralized by mortgages.

(d)           Investment in affiliate.

(e)           Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2013.

(f)            All or a portion of the security is pledged or segregated as collateral.  See the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

Curian Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands, except contracts)

December 31, 2013

Schedule of Open Futures Contracts

	Expiration	Contracts Long	Unrealized Appreciation / (Depreciation)
MSCI Mini EAFE Index Future	March 2014	66	$274
MSCI Mini Emerging Markets Index Future	March 2014	96	88
Russell 2000 Mini Index Future	March 2014	59	303
S&P 500 E-Mini Index Future	March 2014	74	246
U.S. Treasury Note Future, 2-Year	March 2014	92	(35)
			$876

Schedule of Over the Counter Total Return Swap Agreements

Counterparty	Receiving Return of Reference Entity	Rate Paid by Fund	Expiration Date	Notional Amount(1)	Unrealized (Depreciation)
BOA	* iPath S&P 500 Dynamic VIX ETN	Federal Funds Effective Rate -0.45%	06/13/2014	$2,058	$(79)
CGM	* VelocityShares Daily Inverse VIX Short-Term ETN	1-week LIBOR -0.30%	06/13/2014	4,009	(115)
GSI	* iPath S&P 500 VIX Mid-Term Future ETN	1-week LIBOR -0.90%	06/13/2014	4,355	(24)
					$(218)

(1) Notional amount is stated in USD.

* Swap agreement fair valued in good faith in accordance with procedures approved by the Trust’s Board of Trustees.  Fair valued securities may be classified as Level 2 or Level 3 for FASB ASC Topic 820 “Fair Value Measurements and Disclosures” based on the applicable valuation inputs.  See FASB ASC Topic 820 note in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

Curian Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2013

	Shares/Par †	Value
Curian Dynamic Risk Advantage - Income Fund
INVESTMENT COMPANIES - 99.3%
iShares 1-3 Year Treasury Bond Fund (a)	291	$24,567
iShares Barclays Capital Intermediate Credit Bond Fund (a)	121	13,031
iShares JPMorgan USD Emerging Markets Bond Fund (a)	119	12,904
PIMCO 0-5 Year High Yield Corporate Bond Index ETF (a)	64	6,831
PIMCO Enhanced Short Maturity ETF (a)	365	36,948
PowerShares Preferred Portfolio	960	12,899
SPDR Barclays High Yield Bond ETF (a)	169	6,836
SPDR Dow Jones Global Real Estate ETF (a)	317	13,180
SPDR S&P Dividend ETF	205	14,882
SPDR S&P International Dividend ETF	289	13,731
Total Investment Companies (cost $155,984)		155,809
SHORT TERM INVESTMENTS - 25.0%
Investment Company - 1.5%
JNL Money Market Fund, 0.01% (b) (c)	2,311	2,311
Securities Lending Collateral - 23.5%
Fidelity Institutional Money Market Portfolio, 0.06% (c)	10,000	10,000
Repurchase Agreement with BCL, 0.01% (Collateralized by $7,660 U.S. Treasury Note, 1.00%, due 08/31/16, value $7,757, $8,366 U.S. Treasury Note, 0.38%, due 03/15/16, value $8,362, and $15,791 U.S. Treasury Bond Strip, due 02/15/22-05/15/32, value $9,380) acquired on 12/31/13, due 01/02/14 at $25,000	$25,000	25,000
Repurchase Agreement with CSI, 0.00% (Collateralized by $76 U.S. Treasury Note Strip, due 03/31/14-05/15/19, value $71, and $5,530 U.S. Treasury Bond Strip, due 02/15/36-08/15/43, value $1,954) acquired on 12/31/13, due 01/02/14 at $1,985	1,985	1,985
		36,985
Total Short Term Investments (cost $39,296)		39,296
Total Investments - 124.3% (cost $195,280)		195,105
Other Assets and Liabilities, Net - (24.3%)		(38,140)
Total Net Assets - 100.0%		$156,965

(a)           All or portion of the security was on loan.

(b)           Investment in affiliate.

(c)           Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2013.

Curian/Aberdeen Latin America Fund
COMMON STOCKS - 93.2%
ARGENTINA - 3.0%
Tenaris SA - ADR	7	284
BRAZIL - 63.1%
AMBEV SA	51	374
Arezzo Industria e Comercio SA	17	210
Banco Bradesco SA	56	752
BM&F Bovespa SA	35	165
BRF SA	6	134
Cia Hering	16	198
Itau Unibanco Holding SA	42	526
Localiza Rent a Car SA	10	142
Lojas Renner SA	14	359
Multiplan Empreendimentos Imobiliarios SA	17	357
Natura Cosmeticos SA	15	254
Odontoprev SA	37	155
Petroleo Brasileiro SA	105	711
Souza Cruz SA	16	163
Totvs SA	6	99
Ultrapar Participacoes SA	14	339
Vale SA	56	854
Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao S.A	6	82
WEG SA	8	99
Wilson Sons Ltd. - BDR	10	134
		6,107
CHILE - 5.3%
Banco Santander Chile - ADR	12	287
Parque Arauco SA	26	48
SACI Falabella	20	175
		510
COLOMBIA - 3.1%
Almacenes Exito SA	10	149
BanColombia SA	12	151
		300
MEXICO - 18.6%
Fomento Economico Mexicano SAB de CV - ADR	4	431
Grupo Aeroportuario del Centro Norte Sab de CV - ADR	7	184
Grupo Aeroportuario del Sureste SA de CV - ADR - Class B	1	175
Grupo Financiero Banorte SAB de CV	68	478
Kimberly-Clark de Mexico SAB de CV - Class A	56	158
Organizacion Soriana SAB de CV	49	174
Wal-Mart de Mexico SAB de CV - Class V	77	202
		1,802
PERU - 0.1%
Grana y Montero SA - ADR (a)	1	12
Total Common Stocks (cost $10,697)		9,015

PREFERRED STOCKS - 3.7%

BRAZIL - 1.8%
Banco Bradesco SA	3	37
Bradespar SA	13	139
		176
CHILE - 1.9%
Embotelladora Andina SA, 2.59%	53	186
Total Preferred Stocks (cost $453)		362

See accompanying Notes to Financial Statements.

	Shares/Par †	Value
SHORT TERM INVESTMENTS - 3.0%
Investment Company - 3.0%
JNL Money Market Fund, 0.01% (b) (c)	290	290
Total Short Term Investments (cost $290)		290
Total Investments - 99.9% (cost $11,440)		9,667
Other Assets and Liabilities, Net - 0.1%		8
Total Net Assets - 100.0%		$9,675

(a)           Non-income producing security.

(b)           Investment in affiliate.

(c)           Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2013.

Curian/AQR Risk Parity Fund (d)
GOVERNMENT AND AGENCY OBLIGATIONS - 50.2%
FRANCE - 7.1%
France Government Inflation Indexed Bond
0.25%, 07/25/18 - 07/25/24 (a), EUR	4,000	$5,403
1.30%, 07/25/19 (a), EUR	4,990	7,376
1.10%, 07/25/22 (a), EUR	4,437	6,383
2.10%, 07/25/23 (a), EUR	1,969	3,066
		22,228
GERMANY - 7.1%
Bundesrepublik Deutschland Bundesobligation Inflation Indexed Bond, 0.75%, 04/15/18 (a), EUR	4,347	6,215
Deutsche Bundesrepublik Inflation Indexed Bond
1.75%, 04/15/20 (a), EUR	2,841	4,321
0.10%, 04/15/23 (a), EUR	8,573	11,503
		22,039
UNITED KINGDOM - 7.8%
United Kingdom Inflation Indexed Treasury Bond
1.88%, 11/22/22 (a), GBP	9,676	19,071
0.13%, 03/22/24 (a), GBP	3,117	5,204
		24,275
UNITED STATES OF AMERICA - 28.2%
U.S. Treasury Inflation Indexed Note
2.63%, 07/15/17 (a)	$10,930	12,294
1.63%, 01/15/18 (a)	9,810	10,661
0.13%, 04/15/18 - 01/15/23 (a)	48,470	47,488
1.38%, 07/15/18 (a)	4,332	4,695
2.13%, 01/15/19 (a)	3,916	4,372
0.38%, 07/15/23 (a)	8,731	8,410
		87,920

Total Government and Agency Obligations (cost $157,823)		156,462

SHORT TERM INVESTMENTS - 46.3%

Investment Companies - 46.3%
JNL Money Market Fund, 0.01% (b) (c)	56,500	56,500
JPMorgan U.S. Treasury Plus Money Market Fund, 0.00% (c)	87,920	87,920

Total Short Term Investments (cost $144,420)		144,420
Total Investments - 96.5% (cost $302,243)		300,882
Other Assets and Liabilities, Net - 3.5%		10,834
Total Net Assets - 100.0%		$311,716

(a)           Treasury inflation indexed note, par amount is adjusted for inflation.

(b)           Investment in affiliate.

(c)           Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2013.

(d)           Consolidated Schedule of Investments.

See accompanying Notes to Financial Statements.

Curian Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands, except contracts)

December 31, 2013

Schedule of Open Futures Contracts

	Expiration	Contracts Long	Unrealized Appreciation / (Depreciation)
Amsterdam Exchanges Index Future	January 2014	6	$37
ASX SPI 200 Index Future	March 2014	27	148
Australia Commonwealth Treasury Bond Future, 10-Year	March 2014	74	70
Brent Crude Oil Future	April 2014	100	(70)
CAC 40 Index Future	January 2014	37	107
Canadian Government Bond Future, 10-Year	March 2014	88	(137)
Cocoa Future	March 2014	12	(1)
Coffee ‘C’ Future	March 2014	52	62
Corn Future	May 2014	152	(72)
Cotton No.2 Future	March 2014	24	72
Euro STOXX 50 Future	March 2014	142	287
Euro-Bund Future	March 2014	413	(1,250)
Feeder Cattle Future	March 2014	3	1
FTSE 100 Index Future	March 2014	87	365
FTSE/JSE Top 40 Index Future	March 2014	54	121
FTSE/MIB Index Future	March 2014	4	22
German Stock Index Future	March 2014	6	92
Gold 100 Oz. Future	February 2014	36	(389)
Hang Seng China Enterprises Index Future	January 2014	11	14
Hang Seng Index Future	January 2014	8	21
IBEX 35 Index Future	January 2014	5	37
Japanese Government Bond Future, 10-Year	March 2014	52	(314)
KOSPI 200 Future	March 2014	37	68
Lean Hogs Future	February 2014	1	(1)
Live Cattle Future	February 2014	28	12
LME Aluminum Future	June 2014	85	54
LME Copper Future	June 2014	36	255
LME Lead Future	June 2014	12	42
LME Nickel Future	June 2014	12	19
LME Zinc Future	June 2014	28	104
Russell 2000 Mini Index Future	March 2014	46	289
S&P 500 E-Mini Index Future	March 2014	626	2,264
S&P MidCap 400 E-Mini Index Future	March 2014	48	253
S&P/Toronto Stock Exchange 60 Index Future	March 2014	29	167
SGX CNX Nifty Index Future	January 2014	147	7
Silver Future	March 2014	35	(348)
Soybean Future	May 2014	57	(32)
Soybean Meal Future	March 2014	27	(7)
Sugar #11 (World Markets) Future	March 2014	157	(222)
Tokyo Price Index Future	March 2014	73	329
U.K. Long Gilt Future	March 2014	132	(550)
U.S. Treasury Note Future, 10-Year	March 2014	377	(910)
Wheat Future	May 2014	73	(207)
			$809

Schedule of Open Forward Foreign Currency Contracts

Purchased/ Sold	Settlement Date	Counter- Party	Notional Amount		Value	Unrealized Gain/(Loss)
BRL/USD	03/19/2014	RBS	BRL	16,400	$6,825	$45
CHF/USD	03/19/2014	RBS	CHF	129	145	3
EUR/USD	03/19/2014	RBS	EUR	59	81	1
EUR/USD	03/19/2014	RBS	EUR	540	743	2
GBP/USD	03/19/2014	RBS	GBP	430	712	12
HKD/USD	03/19/2014	RBS	HKD	4,654	600	—
ILS/USD	03/19/2014	RBS	ILS	6,356	1,828	28
ILS/USD	03/19/2014	RBS	ILS	24,544	7,061	55
JPY/USD	03/19/2014	RBS	JPY	1,414	13	—
KRW/USD	03/19/2014	RBS	KRW	1,172,328	1,106	7

See accompanying Notes to Financial Statements.

Curian Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2013

Purchased/ Sold	Settlement Date	Counter- Party	Notional Amount		Value	Unrealized Gain/(Loss)
KRW/USD	03/19/2014	RBS	KRW	5,655,172	$5,333	$(8)
MXN/USD	03/19/2014	RBS	MXN	139,500	10,620	155
SGD/USD	03/19/2014	RBS	SGD	10,800	8,558	(86)
TRY/USD	03/19/2014	RBS	TRY	11,100	5,084	(279)
TWD/USD	03/19/2014	RBS	TWD	60,432	2,032	(22)
TWD/USD	03/19/2014	RBS	TWD	195,868	6,586	(78)
USD/CHF	03/19/2014	RBS	CHF	(43)	(48)	(1)
USD/CHF	03/19/2014	RBS	CHF	(222)	(249)	—
USD/EUR	03/19/2014	RBS	EUR	(5,576)	(7,671)	(97)
USD/EUR	03/19/2014	RBS	EUR	(11,077)	(15,238)	(141)
USD/EUR	03/19/2014	RBS	EUR	(34,348)	(47,252)	(38)
USD/EUR	03/19/2014	RBS	EUR	(3,207)	(4,411)	(33)
USD/GBP	03/19/2014	RBS	GBP	(7)	(12)	—
USD/GBP	03/19/2014	RBS	GBP	(2,590)	(4,286)	(43)
USD/GBP	03/19/2014	RBS	GBP	(2,590)	(4,286)	(54)
USD/GBP	03/19/2014	RBS	GBP	(2,080)	(3,443)	(46)
USD/GBP	03/19/2014	RBS	GBP	(6,770)	(11,205)	(111)
USD/GBP	03/19/2014	RBS	GBP	(1,204)	(1,992)	(23)
USD/HKD	03/19/2014	RBS	HKD	(2,041)	(263)	—
USD/HKD	03/19/2014	RBS	HKD	(2,944)	(380)	—
USD/RUB	03/19/2014	RBS	RUB	(58,364)	(1,753)	—
ZAR/USD	03/19/2014	RBS	ZAR	11,399	1,075	—
ZAR/USD	03/19/2014	RBS	ZAR	38,601	3,640	(40)
					$(40,447)	$(792)

Schedule of Over the Counter Total Return Swap Agreements

Counterparty	Receiving Return of Reference Entity	Expiration Date	Notional Amount(1)		Unrealized Appreciation / (Depreciation)
BCL	* Coffee ‘C’ Future	03/31/2014		$199	$8
BCL	* Corn Future	05/16/2014		816	(20)
BCL	* Cotton No.2 Future	03/21/2014		78	6
BCL	* Gold 100 Oz. Future	02/28/2014		2,006	(83)
BCL	* ICE Gas Oil Future	03/31/2014		4,526	(6)
BCL	* Lean Hogs Future	02/19/2014		1,756	(117)
BCL	* Live Cattle Future	03/11/2014		3,363	29
BCL	* LME Nickel Future	06/18/2014		244	7
BCL	* LME Zinc Future	06/18/2014		239	19
BCL	* Natural Gas Future	04/30/2014		2,840	(90)
BCL	* NY Harbor ULSD Future	04/29/2014		3,689	18
BCL	* RBOB Gasoline Future	04/29/2014		3,607	(1)
BCL	* Soybean Future	05/16/2014		777	(11)
BCL	* Soybean Meal Future	03/18/2014		209	(1)
BCL	* Soybean Oil Future	03/25/2014		1,887	(79)
BCL	* Wheat Future	05/16/2014		300	(24)
BCL	* WTI Crude Oil Future	04/30/2014		12,408	(102)
BOA	* Bovespa Index Future	02/13/2014	BRL	6,835	67
BOA	* Euro-Bund Future	03/10/2014	EUR	6,641	(137)
BOA	* Hang Seng China Enterprises Index Future	01/30/2014	HKD	37,929	68
BOA	* Japanese Government Bond Future, 10-Year	03/20/2014	JPY	1,151,359	(45)
BOA	* MSCI Taiwan Stock Index Future	01/29/2014		3,370	87
BOA	* Russian Depository Index USD	03/19/2014		—	19
BOA	* Russian Trading System Index Future	03/17/2014		1,028	38
BOA	* Swiss Market Index Future	03/21/2014	CHF	3,307	202
BOA	* U.K. Long Gilt Future	03/31/2014	GBP	1,089	(39)
BOA	* U.S. Treasury Note Future, 10-Year	03/31/2014		105,316	(1,957)
					$(2,144)

(1) Notional amount is stated in USD unless otherwise noted.

* Swap agreement fair valued in good faith in accordance with procedures approved by the Trust’s Board of Trustees.  Fair valued securities may be classified as Level 2 or Level 3 for FASB ASC Topic 820 “Fair Value Measurements and Disclosures” based on the applicable valuation inputs.  See FASB ASC Topic 820 note in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

	Shares/Par †	Value
Curian/Ashmore Emerging Market Small Cap Equity Fund
COMMON STOCKS - 89.6%
BRAZIL - 9.4%
Cia de Locacao das Americas	27	$79
Even Construtora e Incorporadora SA	18	61
GAEC Educacao SA (a)	6	57
GOL Linhas Aereas Inteligentes SA - ADR (a)	60	273
Iochpe-Maxion SA	38	423
Magazine Luiza SA (a)	45	145
Mahle-Metal Leve SA Industria e Comercio	19	217
Sonae Sierra Brasil SA	13	103
Tupy SA	22	195
Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao S.A	9	127
		1,680
CHILE - 0.7%
Cia Sud Americana de Vapores SA (a)	2,459	129

CHINA - 13.2%
AutoNavi Holdings Ltd. - ADR (a)	12	171
China Lodging Group Ltd. - ADS (a)	8	241
Hollysys Automation Technologies Ltd. (a)	28	536
Noah Holdings Ltd. - ADS	7	124
Phoenix New Media Ltd. - ADR (a)	9	88
Shenzhou International Group Holdings Ltd.	57	215
SouFun Holdings Ltd. - ADR	7	582
Zhongsheng Group Holdings Ltd.	85	117
ZTE Corp. - Class H (a)	134	267
		2,341
HONG KONG - 15.8%
Anton Oilfield Services Group	134	82
China Dongxiang Group Co.	1,249	213
Chinasoft International Ltd. (a)	648	168
Forgame Holdings Ltd. (a)	6	40
GOME Electrical Appliances Holdings Ltd.	998	185
Goodbaby International Holdings Ltd.	521	290
Honghua Group Ltd.	105	35
Intime Retail Group Co. Ltd.	339	353
Ju Teng International Holdings Ltd.	462	306
Kingsoft Corp Ltd.	62	179
Minth Group Ltd.	56	117
NagaCorp Ltd.	142	150
Pacific Basin Shipping Ltd.	604	434
Pan Asia Environmental Protection Group Ltd. (a)	66	15
Shanghai Fudan-Zhangjiang Bio-Pharmaceutical Co. Ltd. - Class H (a)	104	83
SPT Energy Group Inc	206	123
Xiao Nan Guo Restaurants Holdings Ltd.	240	43
		2,816
INDONESIA - 1.2%
Adi Sarana Armada Tbk PT (a)	1,809	42
Timah Persero Tbk PT	1,029	135
Wismilak Inti Makmur Tbk PT	555	31
		208
MALAYSIA - 3.9%
AirAsia Bhd	248	167
Landmarks Bhd (a)	104	34
My EG Services Bhd	134	109
Padini Holdings Bhd	103	56
Tune Ins Holdings Bhd (a)	102	61
Wah Seong Corp. Bhd	163	82
WCT Holdings Bhd	292	183
		692
MEXICO - 5.0%
Cydsa SAB de CV - Class A	104	159
Empresas ICA SAB de CV - ADR (a)	54	457
Grupo Famsa SAB de CV - Class A (a)	64	116
Qualitas Controladora SAB de CV	69	166
		898
NIGERIA - 1.0%
Zenith Bank Plc	1,031	177

PERU - 1.0%
Ferreycorp SAA	257	177

PHILIPPINES - 0.9%
Century Properties Group Inc.	1,316	40
Filinvest Land Inc.	3,932	125
		165
RUSSIAN FEDERATION - 4.2%
Aeroflot - Russian Airlines OJSC	196	499
Luxoft Holding Inc. - Class A (a)	3	114
TMK OAO - GDR	11	134
		747
SOUTH AFRICA - 0.8%
Murray & Roberts Holdings Ltd. (a)	56	143

SOUTH KOREA - 13.1%
Basic House Co. Ltd. (a)	8	174
BS Financial Group Inc.	11	160
Grand Korea Leisure Co. Ltd.	5	191
Hyundai Department Store Co. Ltd.	2	337
Hyundai Development Co.	11	253
Korean Reinsurance Co.	45	492
LG Fashion Corp.	11	365
Modetour Network Inc.	5	113
Nexen Tire Corp.	12	168
Osstem Implant Co. Ltd. (a)	4	85
		2,338
TAIWAN - 16.7%
Capital Securities Corp.	489	182
Chicony Electronics Co. Ltd.	—	1
China Life Insurance Co. Ltd.	356	362
Chipbond Technology Corp.	116	183
Chroma ATE Inc.	74	155
Evergreen Marine Corp Taiwan Ltd. (a)	292	178
GeoVision Inc.	14	88
Globe Union Industrial Corp. (a)	223	173
Hung Poo Real Estate Development Corp.	158	160
Johnson Health Tech Co. Ltd.	63	165
Parade Technologies Ltd.	44	348
Prince Housing & Development Corp.	115	68
Tainan Spinning Co. Ltd.	469	332
Taiwan Pelican Express Co. Ltd.	36	81
Taiwan Sanyo Electric Co. Ltd.	88	123
TTFB Co. Ltd.	8	78
TXC Corp.	102	124
Wowprime Corp.	10	166
		2,967
THAILAND - 1.6%
Amata Corp PCL	357	151
Jasmine International PCL	362	74
STP & I PCL	122	59
		284

See accompanying Notes to Financial Statements.

	Shares/Par †	Value
TURKEY - 1.1%
Turkiye Sinai Kalkinma Bankasi A/S	228	194
Total Common Stocks (cost $15,088)		15,956

PARTICIPATORY NOTES - 7.3%
INDIA - 5.5%
JPMorgan Chase & Co. Participatory Note (PI Industries Ltd.) (b)	$88	352
Merrill Lynch International & Co. Participatory Note (Balrampur Chini Mills Ltd.) (b)	211	157
Merrill Lynch International & Co. Participatory Note (Dewan Housing Finance Corp Ltd.) (b)	49	168
Merrill Lynch International & Co. Participatory Note (ING Vysya Bank Ltd.) (b)	12	118
Merrill Lynch International & Co. Participatory Note (KPIT Cummins Infosystems Ltd.) (b)	67	186
		981
SAUDI ARABIA - 1.8%
Deutsche Bank AG Participatory Note (Fawaz Abdulaziz Alhokair & Co.) (b)	4	160
JPMorgan Chase & Co. Participatory Note (Abdullah Al Othaim Markets) (b)	5	158
		318

Total Participatory Notes (cost $969)		1,299

PREFERRED STOCKS - 1.7%
BRAZIL - 1.7%
Banco ABC Brasil SA	31	166
Randon Participacoes SA	28	136
Total Preferred Stocks (cost $386)		302

SHORT TERM INVESTMENTS - 1.7%
Investment Company - 1.7%
JNL Money Market Fund, 0.01% (c) (d)	299	299

Total Short Term Investments (cost $299)		299

Total Investments - 100.3% (cost $16,742)		17,856
Other Assets and Liabilities, Net - (0.3%)		(52)
Total Net Assets - 100.0%		$17,804

(a)         Non-income producing security.

(b)         Security fair valued in good faith in accordance with the procedures approved by the Trust’s Board of Trustees. Good faith fair valued securities may be classified as Level 2 or Level 3 for FASB ASC Topic 820 “Fair Value Measurements and Disclosures” based on the applicable valuation inputs. See FASB ASC Topic 820 “Fair Value Measurements and Disclosures” in the Notes to the Financial Statements.

(c)          Investment in affiliate.

(d)         Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2013.

Curian/Baring International Fixed Income Fund
CORPORATE BONDS AND NOTES - 9.1%
GERMANY - 3.5%
Deutsche Telekom International Finance BV, 4.25%, 07/13/22, EUR	50	76
FMS Wertmanagement AoeR, 2.00%, 05/23/18, EUR	400	569
		645
NETHERLANDS - 3.4%
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
4.00%, 09/10/15, GBP	90	156
1.85%, 04/12/17, JPY	30,000	296
ING Bank NV, 5.38%, 04/15/21, GBP	100	183
		635
SWEDEN - 0.7%
Skandinaviska Enskilda Banken AB, 2.50%, 09/01/15, EUR	100	142

UNITED KINGDOM - 1.5%
Abbey National Treasury Services Plc, 4.13%, 09/14/17, GBP	80	140
SSE Plc, 8.38%, 11/20/28, GBP	60	139
		279
Total Corporate Bonds and Notes (cost $1,711)		1,701

GOVERNMENT AND AGENCY OBLIGATIONS - 89.1%
AUSTRALIA - 5.7%
Queensland Treasury Corp.
6.00%, 09/14/17, AUD	245	239
6.25%, 06/14/19, AUD	280	281
Treasury Corp. of Victoria, 5.75%, 11/15/16, AUD	150	143
Western Australian Treasury Corp., 8.00%, 07/15/17, AUD	380	391
		1,054
AUSTRIA - 1.5%
Austria Government Bond
3.20%, 02/20/17, EUR	60	89
3.40%, 11/22/22, EUR	40	61
4.15%, 03/15/37, EUR	80	132
		282
BELGIUM - 3.8%
Belgium Government Bond, 4.25%, 09/28/21, EUR	450	714

CANADA - 4.5%
Canada Housing Trust No. 1, 1.85%, 12/15/16 (a), CAD	210	200
Province of Alberta, Canada, 1.75%, 06/15/17, CAD	150	142
Province of British Columbia, Canada, 3.70%, 12/18/20, CAD	310	309
Province of Ontario, Canada, 3.15%, 09/08/15, CAD	200	194
		845
FINLAND - 2.2%
Finland Government Bond, 2.75%, 07/04/28, EUR	300	417

FRANCE - 6.1%
Agence Francaise de Developpement, 1.80%, 06/19/15, JPY	20,000	193
Caisse Francaise de Financement Local, 1.80%, 05/09/17, JPY	40,000	389
France Government Bond
5.75%, 10/25/32, EUR	230	434
4.75%, 04/25/35, EUR	70	119
		1,135

See accompanying Notes to Financial Statements.

	Shares/Par †	Value
GERMANY - 3.3%
Bundesrepublik Deutschland
2.50%, 01/04/21, EUR	50	74
3.25%, 07/04/42, EUR	40	60
KFW
5.63%, 08/25/17, GBP	130	246
2.05%, 02/16/26 (a), JPY	21,000	227
		607
IRELAND - 2.4%
Ireland Government Bond, 4.60%, 04/18/16, EUR	300	447

ITALY - 13.4%
Italy Buoni Poliennali Del Tesoro
4.00%, 02/01/17, EUR	110	161
3.50%, 06/01/18, EUR	300	429
4.25%, 09/01/19, EUR	445	654
3.75%, 08/01/21, EUR	370	521
4.75%, 08/01/23, EUR	500	735
		2,500
JAPAN - 11.4%
Japan Government Bond
0.80%, 12/20/22, JPY	38,000	365
1.60%, 06/20/30, JPY	25,500	253
1.40%, 12/20/32, JPY	27,000	252
1.70%, 06/20/33, JPY	76,000	739
2.00%, 09/20/41, JPY	51,000	515
		2,124
LUXEMBOURG - 3.1%
European Investment Bank
1.40%, 06/20/17, JPY	18,000	178
4.13%, 12/07/17, GBP	130	234
4.00%, 10/15/37, EUR	100	160
		572
MEXICO - 5.9%
Mexican Bonos
6.00%, 06/18/15, MXN	3,800	301
7.25%, 12/15/16, MXN	2,600	214
8.00%, 12/07/23, MXN	6,900	588
		1,103
NETHERLANDS - 3.4%
Netherlands Government Bond
1.25%, 01/15/19, EUR	200	276
3.75%, 01/15/23, EUR	230	359
		635
NORWAY - 0.6%
Norway Government Bond, 2.00%, 05/24/23, NOK	700	106

PHILIPPINES - 1.8%
Asian Development Bank, 2.35%, 06/21/27, JPY	30,000	333

POLAND - 5.9%
Poland Government Bond, 0.00%, 07/25/14 - 01/25/16 (b), PLN	3,500	1,103

SINGAPORE - 0.5%
Singapore Government Bond, 2.50%, 06/01/19, SGD	100	82

SOUTH AFRICA - 0.6%
South Africa Government Bond, 8.00%, 12/21/18, ZAR	1,200	118

SPAIN - 8.5%
Spain Government Bond
3.75%, 10/31/15, EUR	360	516
3.80%, 01/31/17, EUR	290	419
4.10%, 07/30/18, EUR	440	641
		1,576
SWEDEN - 1.2%
Sweden Government Bond, 3.00%, 07/12/16, SEK	1,400	228

SWITZERLAND - 0.7%
EUROFIMA, 6.00%, 01/28/14, AUD	140	125

UNITED KINGDOM - 1.6%
United Kingdom Treasury Bond, 4.50%, 09/07/34, GBP	160	300

UNITED STATES OF AMERICA - 1.0%
International Bank for Reconstruction & Development, 5.40%, 06/07/21, GBP	90	175

Total Government and Agency Obligations (cost $16,797)		16,581

SHORT TERM INVESTMENTS - 1.3%
Investment Company - 1.3%
JNL Money Market Fund, 0.01% (c) (d)	248	248
Total Short Term Investments (cost $248)		248

Total Investments - 99.5% (cost $18,756)		18,530
Other Assets and Liabilities, Net - 0.5%		92
Total Net Assets - 100.0%		$18,622

(a)         Variable rate security. Rate stated was in effect as of December 31, 2013.

(b)   Security issued with a zero coupon. Income is recognized through the accretion of discount.

(c)   Investment in affiliate.

(d)   Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2013.

See accompanying Notes to Financial Statements.

Schedule of Open Forward Foreign Currency Contracts

Purchased/ Sold	Settlement Date	Counter- Party	Notional Amount		Value	Unrealized Gain/(Loss)
AUD/USD	01/10/2014	DUB	AUD	280	$250	$(3)
EUR/USD	02/14/2014	CIB	EUR	780	1,073	19
GBP/USD	01/10/2014	CIB	GBP	90	149	2
JPY/USD	01/10/2014	CIB	JPY	198,460	1,885	(135)
JPY/USD	01/10/2014	CIB	JPY	16,000	152	(8)
JPY/USD	01/10/2014	DUB	JPY	44,600	424	(13)
MXN/USD	01/10/2014	CIB	MXN	1,700	130	—
NOK/USD	01/10/2014	CIB	NOK	2,306	380	(3)
USD/AUD	01/10/2014	NTS	AUD	(1,155)	(1,031)	56
USD/AUD	01/10/2014	HSB	AUD	(160)	(143)	(1)
USD/CAD	01/10/2014	CIB	CAD	(100)	(94)	2
USD/EUR	02/14/2014	DUB	EUR	(182)	(250)	(3)
USD/EUR	02/14/2014	DUB	EUR	(320)	(440)	(3)
USD/EUR	02/14/2014	HSB	EUR	(130)	(179)	—
USD/EUR	03/14/2014	CIB	EUR	(270)	(371)	(3)
USD/EUR	02/14/2014	CIB	EUR	(148)	(204)	(2)
USD/GBP	01/10/2014	NTS	GBP	(636)	(1,053)	(39)
USD/JPY	01/10/2014	CIB	JPY	(9,460)	(90)	1
USD/MXN	01/10/2014	CIB	MXN	(6,927)	(530)	(4)
USD/PLN	01/10/2014	NTS	PLN	(1,924)	(637)	(17)
USD/PLN	01/10/2014	DUB	PLN	(390)	(129)	(1)
USD/SEK	01/10/2014	CIB	SEK	(300)	(47)	—
					$(755)	$(155)

See accompanying Notes to Financial Statements.

	Shares/Par/	Value
Curian/BlackRock Global Long Short Credit Fund* (m)
COMMON STOCKS - 0.9%
AUSTRALIA - 0.2%
Other Securities		$627

IRELAND - 0.1%
Other Securities		517

NETHERLANDS - 0.1%
Other Securities		271

UNITED STATES OF AMERICA - 0.5%
Other Securities		2,269
Total Common Stocks (cost $3,521)		3,684

NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES - 10.7%
AUSTRALIA - 0.8%
Virgin Australia Trust
8.50%, 10/23/16 (b)	$1,270	1,269
7.13%, 10/23/18 (b)	1,380	1,365
6.00%, 10/23/20 (b)	600	599
		3,233
CANADA - 0.3%
Other Securities		1,115

GERMANY - 0.4%
Other Securities		1,550

GUERNSEY - 0.3%
Other Securities		1,285

IRELAND - 0.1%
Other Securities		415

ITALY - 0.6%
Other Securities		2,714

NETHERLANDS - 0.9%
North Westerly CLO IV BV
0.00%,01/15/26 (d) (e) (h), EUR	528	668
1.00%, 01/15/26 (d) (e), EUR	2,200	3,019
		3,687
SPAIN - 0.3%
Other Securities		1,458

UNITED KINGDOM - 0.6%
Other Securities		2,355

UNITED STATES OF AMERICA - 6.4%
American Airlines Pass-Through Trust, 6.00%, 01/15/17 (b)	2,350	2,415
US Airways Pass-Through Trust
5.45%, 06/03/18	2,700	2,666
8.00%, 10/01/19	220	245
6.75%, 06/03/21	677	721
5.38%, 11/15/21	1,620	1,598
Other Securities		18,823
		26,468
Total Non-U.S. Government Agency Asset-Backed Securities (cost $43,906)		44,280

CORPORATE BONDS AND NOTES - 56.8%
AUSTRALIA - 0.1%
Other Securities		167

AUSTRIA - 0.2%
Other Securities		865

CANADA - 0.5%
Other Securities		2,022

CZECH REPUBLIC - 0.1%
Other Securities		557

FINLAND - 0.4%
Other Securities		1,538

FRANCE - 1.6%
Plastic Omnium SA, 2.88%, 05/29/20, EUR	1,900	2,558
Societe Generale SA
7.88% (callable at 100 beginning 12/18/23) (b) (g)	969	976
8.25% (callable at 100 beginning 11/29/18) (d) (g)	340	364
2.38%, 02/28/18 (d), EUR	600	856
Other Securities		2,021
		6,775
GERMANY - 3.2%
Autobahn Tank & Rast GmbH 1st Lien Term Loan A, 3.50%, 12/04/18 (c), EUR	1,200	1,649
Autobahn Tank & Rast GmbH 1st Lien Term Loan B, 3.75%, 12/04/19 (c), EUR	500	692
Commerzbank AG
3.63%, 07/10/17, EUR	580	853
7.75%, 03/16/21, EUR	1,500	2,372
Other Securities		7,745
		13,311
IRELAND - 1.1%
Other Securities		4,453

ITALY - 6.3%
Intesa Sanpaolo SpA, 3.00%, 01/28/19 (d), EUR	1,680	2,326
Telecom Italia Finance SA
6.13%, 11/15/16 (d) (h), EUR	3,000	4,306
7.75%, 01/24/33, EUR	610	920
Telecom Italia SpA
6.38%, 06/24/19, GBP	1,000	1,729
5.88%, 05/19/23, GBP	550	873
UniCredit SpA
6.95%, 10/31/22 (d), EUR	620	929
5.75%, 10/28/25 (c) (d), EUR	2,240	3,135
Other Securities		11,775
		25,993
JAMAICA - 0.1%
Other Securities		436

JERSEY - 0.4%
Other Securities		1,642

LUXEMBOURG - 1.7%
Other Securities		6,959

MACAU - 0.1%
Other Securities		424

MEXICO - 0.3%
Other Securities		1,276

NETHERLANDS - 3.2%
Achmea BV
2.50%, 11/19/20 (d), EUR	770	1,050
6.00%, 04/04/43 (c) (d), EUR	755	1,122

See accompanying Notes to Financial Statements.

	Shares/Par †	Value
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
4.00%, 01/11/22, EUR	560	844
3.95%, 11/09/22	400	387
3.88%, 07/25/23, EUR	1,460	2,011
5.75%, 12/01/43	340	359
Other Securities		7,613
		13,386
PORTUGAL - 0.5%
Other Securities		1,986

SLOVAKIA - 0.2%
Other Securities		954

SLOVENIA - 0.1%
Other Securities		305

SPAIN - 3.9%
Ayt Cedulas Cajas Global
3.50%, 03/14/16, EUR	800	1,131
4.25%, 06/14/18, EUR	300	431
3.75%, 12/14/22, EUR	800	1,047
Cedulas TDA
4.13%, 11/29/19, EUR	300	423
4.25%, 03/28/27, EUR	100	121
Cedulas TDA 6 Fondo de Titulizacion de Activos
3.88%, 05/23/25, EUR	800	977
4.25%, 04/10/31, EUR	1,200	1,382
Other Securities		10,420
		15,932
SWEDEN - 0.4%
Other Securities		1,719

SWITZERLAND - 1.0%
Other Securities		3,947

UNITED KINGDOM - 7.3%
AA Bond Co. Ltd.
9.50%, 07/31/19 (d), GBP	390	709
6.27%, 07/31/25 (d), GBP	1,015	1,801
Abbey National Treasury Services Plc, 2.63%, 07/16/20 (d), EUR	1,740	2,405
Barclays Bank Plc
4.75% (callable at 100 beginning 03/15/20) (g), EUR	650	760
6.63%, 03/30/22 (d), EUR	400	648
7.63%, 11/21/22	243	259
Barclays Plc, 8.25%, (callable at 100 beginning 12/15/18) (g)	1,975	2,039
Royal Bank of Scotland Group Plc, 6.00%, 12/19/23	2,456	2,474
Unique Pub Finance Co. Plc
7.40%, 03/28/24, GBP	182	291
5.66%, 06/30/27, GBP	1,612	2,616
Other Securities		16,199
		30,201
UNITED STATES OF AMERICA - 24.1%
ADT Corp., 4.13%, 06/15/23	2,355	2,087
Anadarko Petroleum Corp.
6.45%, 09/15/36	145	162
0.00%,10/10/36 (f)	8,370	2,989
Bank of America Corp.
5.20% (callable at 100 beginning 06/01/23) (c) (g)	2,055	1,808
5.65%, 05/01/18	425	484
Caesars Entertainment Resort Properties LLC Term Loan B, 6.50%, 09/17/20 (c)	2,520	2,504
Citigroup Inc.
5.35% (callable at 100 beginning 05/15/23) (c) (g)	975	856
5.95% (callable at 100 beginning 01/30/23) (c) (g)	530	490
Goldman Sachs Group Inc., 1.84%, 11/29/23 (c)	2,040	2,072
JPMorgan Chase & Co.
5.15% (callable at 100 beginning 05/01/23) (c) (g)	1,150	1,032
6.00% (callable at 100 beginning 08/01/23) (c) (g)	925	885
5.63%, 08/16/43	1,485	1,564
Morgan Stanley
5.63%, 09/23/19	550	625
5.00%, 11/24/25	2,070	2,072
Sprint Corp.
7.88%, 09/15/23 (b)	1,545	1,661
7.13%, 06/15/24 (b)	660	670
Time Warner Cable Inc.
8.25%, 04/01/19	750	878
6.55%, 05/01/37	40	37
7.30%, 07/01/38	460	458
6.75%, 06/15/39	1,860	1,747
4.50%, 09/15/42	925	698
United Continental Holdings Inc.
6.00%, 12/01/20	570	569
8.00%, 07/15/24	2,640	2,648
Verizon Communications Inc.
5.15%, 09/15/23	1,718	1,842
3.85%, 11/01/42	500	407
6.55%, 09/15/43	3,996	4,660
Wells Fargo & Co., 2.25%, 05/02/23 (d), EUR	490	650
Other Securities		63,181
		99,736
Total Corporate Bonds and Notes (cost $226,653)		234,584

GOVERNMENT AND AGENCY OBLIGATIONS - 2.6%
PORTUGAL - 0.3%
Other Securities		1,263

SPAIN - 1.6%
Autonomous Community of Valencia, Spain
3.25%, 07/06/15, EUR	900	1,240
4.38%, 07/16/15, EUR	1,000	1,403
4.00%, 11/02/16, EUR	300	415
Spain Government Bond, 5.40%, 01/31/23, EUR	2,454	3,708
Other Securities		112
		6,878
UNITED STATES OF AMERICA - 0.7%
U.S. Treasury Note
1.38%, 06/30/18	82	81
1.38%, 07/31/18	2,646	2,621
1.38%, 09/30/18	95	94
		2,796
Total Government and Agency Obligations (cost $10,683)		10,937

INVESTMENT COMPANIES - 1.0%
iShares Transportation Average ETF (j)	2	236
PowerShares Senior Loan Portfolio	165	4,105
Total Investment Companies (cost $4,334)		4,341

See accompanying Notes to Financial Statements.

Curian Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands, except contracts)

December 31, 2013

	Shares/Par/ Contracts †	Value
TRUST PREFERREDS - 0.1%
UNITED STATES OF AMERICA - 0.1%
Other Securities		262
Total Trust Preferreds (cost $274)		262

PREFERRED STOCKS - 1.2%
UNITED KINGDOM - 0.1%
Royal Bank of Scotland Group Plc - ADR, 6.13%, (callable at 25 beginning 02/10/14) (g)	2	34
Royal Bank of Scotland Group Plc - ADR, 6.60%, (callable at 25 beginning 02/10/14) (g)	8	180
		214
UNITED STATES OF AMERICA - 1.1%
Citigroup Inc., 6.88%, (callable at 25 beginning 11/15/23) (g)	40	1,013
Goldman Sachs Group Inc., 5.50%, (callable at 25 beginning 05/10/25) (g)	16	357
Wells Fargo & Co., 5.85%, (callable at 25 beginning 09/15/23) (g)	62	1,461
Other Securities		2,094
		4,925
Total Preferred Stocks (cost $5,215)		5,139

PURCHASED OPTIONS - 0.1%
Time Warner Cable Inc. Call Option, Strike Price 155, Expiration 07/19/14	250	12
Other Securities		233
Total Purchased Options (cost $351)		245

SHORT TERM INVESTMENTS - 41.8%
Investment Company - 19.7%
JNL Money Market Fund, 0.01% (j) (k)	81,199	81,199
Repurchase Agreements - 22.1%
Australia - 0.6%
Repurchase Agreement with BCL, (1.00)% (Collateralized by $580 National Australia Bank Ltd., 2.30%, due 07/25/18, value $585) acquired on 07/19/13, open maturity at $581	$581	581
Repurchase Agreement with CGM, (0.75)% (Collateralized by $750 National Australia Bank Ltd., 2.30%, due 07/25/18, value $756) acquired on 10/04/13, open maturity at $759	759	759
Repurchase Agreement with DUB, (0.10)% (Collateralized by $1,325 Westpac Banking Corp., 2.25%, due 07/30/18, value $1,332) acquired on 09/04/13, open maturity at $1,312	1,312	1,312
		2,652
Brazil - 0.1%
Repurchase Agreement with BBP, (0.15)% (Collateralized by $430 Petrobras Global Finance BV, 4.38%, due 05/20/23, value $384) acquired on 06/05/13, open maturity at $416	416	416

Italy - 1.6%
Repurchase Agreement with BBP, (0.02)% (Collateralized by EUR 1,300 Italy Buoni Poliennali Del Tesoro, 3.75%, due 03/01/21, value EUR 1,333) acquired on 09/05/13, open maturity at $1,822, EUR	1,324	1,822
Repurchase Agreement with BBP, (0.04)% (Collateralized by EUR 1,300 Italy Buoni Poliennali Del Tesoro, 3.75%, due 03/01/21, value EUR 1,333) acquired on 09/11/13, open maturity at $1,816, EUR	1,320	1,816
Repurchase Agreement with BBP, (0.18)% (Collateralized by EUR 340 Italy Buoni Poliennali Del Tesoro, 3.75%, due 08/01/21, value EUR 349) acquired on 05/23/13, open maturity at $494, EUR	359	494
Repurchase Agreement with BBP, (0.18)% (Collateralized by EUR 850 Italy Buoni Poliennali Del Tesoro, 3.75%, due 08/01/21, value EUR 872) acquired on 09/04/13, open maturity at $1,174, EUR	854	1,174
Repurchase Agreement with BBP, (0.28)% (Collateralized by EUR 340 Italy Buoni Poliennali Del Tesoro, 3.75%, due 08/01/21, value EUR 349) acquired on 05/24/13, open maturity at $491, EUR	357	491
Repurchase Agreement with BBP, 0.00% (Collateralized by EUR 655 Italy Buoni Poliennali Del Tesoro, 4.50%, due 05/01/23, value EUR 687) acquired on 11/26/13, open maturity at $967, EUR	703	967
		6,764
Portugal - 0.4%
Repurchase Agreement with BBP, (0.18)% (Collateralized by EUR 1,150 Portugal Obrigacoes do Tesouro OT, 4.75%, due 06/14/19, value EUR 1,128) acquired on 09/04/13, open maturity at $1,586, EUR	1,153	1,586
Spain - 2.7%
Repurchase Agreement with BBP, (0.05)% (Collateralized by EUR 370 Spain Government Bond, 4.10%, due 07/30/18, value EUR 392) acquired on 12/17/13, open maturity at $563, EUR	409	563
Repurchase Agreement with BBP, (0.06)% (Collateralized by EUR 2,500 Spain Government Bond, 4.10%, due 07/30/18, value EUR 2,661) acquired on 11/19/13, open maturity at $3,682, EUR	2,677	3,682
Repurchase Agreement with BBP, 0.00% (Collateralized by EUR 1,270 Spain Government Bond, 3.75%, due 10/31/18, value EUR 1,331) acquired on 09/11/13, open maturity at $1,786, EUR	1,298	1,786
Repurchase Agreement with MSC, (0.04)% (Collateralized by EUR 1,600 Spain Government Bond, 4.10%, due 07/30/18, value EUR 1,696) acquired on 10/19/13, open maturity at $2,369, EUR	1,722	2,369
Repurchase Agreement with MSC, (0.10)% (Collateralized by EUR 800 Spain Government Bond, 5.50%, due 04/30/21, value EUR 895) acquired on 10/29/13, open maturity at $1,272, EUR	925	1,272
Repurchase Agreement with MSC, (0.10)% (Collateralized by EUR 800 Spain Government Bond, 5.85%, due 01/31/22, value EUR 910) acquired on 10/29/13, open maturity at $1,308, EUR	951	1,308
		10,980

See accompanying Notes to Financial Statements.

Curian Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2013

	Shares/Par †	Value
United Kingdom - 0.1%
Repurchase Agreement with DUB, (0.10)% (Collateralized by $457 BP Capital Markets Plc, 2.75%, due 05/10/23, value $416) acquired on 08/12/13, open maturity at $422	422	422

United States of America - 16.6%
Repurchase Agreement with BCL, (0.10)% (Collateralized by $1,100 AT&T Inc., 4.30%, due 12/15/42, value $937) acquired on 12/02/13, open maturity at $958	958	958
Repurchase Agreement with BCL, (0.10)% (Collateralized by $225 Home Depot Inc., 2.25%, due 09/10/18, value $229) acquired on 09/10/13, open maturity at $225	225	225
Repurchase Agreement with BCL, (0.10)% (Collateralized by $249 ADT Corp., 4.88%, due 07/15/42, value $188) acquired on 08/20/13, open maturity at $180	180	180
Repurchase Agreement with BCL, (0.10)% (Collateralized by $370 Thomson Reuters Corp., 4.50%, due 05/23/43, value $310) acquired on 05/28/13, open maturity at $360	360	360
Repurchase Agreement with BCL, (0.10)% (Collateralized by $650 Texas Instruments Inc., 1.00%, due 05/01/18, value $624) acquired on 05/28/13, open maturity at $639	639	639
Repurchase Agreement with BCL, (0.10)% (Collateralized by $700 AT&T Inc., 2.63%, due 12/01/22, value $633) acquired on 12/02/13, open maturity at $639	639	639
Repurchase Agreement with BCL, (0.10)% (Collateralized by $875 Microsoft Corp., 2.38%, due 05/01/23, value $794) acquired on 06/14/13, open maturity at $838	838	838
Repurchase Agreement with CGM, (0.05)% (Collateralized by $265 Intel Corp., 2.70%, due 12/15/22, value $245) acquired on 09/13/13, open maturity at $242	242	242
Repurchase Agreement with CGM, (0.10)% (Collateralized by $1,000 NBCUniversal Media LLC, 4.45%, due 01/15/43, value $902) acquired on 10/04/13, open maturity at $934	934	934
Repurchase Agreement with CGM, (0.10)% (Collateralized by $146 International Business Machines Corp., 4.00%, due 06/20/42, value $131) acquired on 09/27/13, open maturity at $134	134	134
Repurchase Agreement with CGM, (0.10)% (Collateralized by $270 Intel Corp., 4.25%, due 12/15/42, value $240) acquired on 08/12/13, open maturity at $245	245	245
Repurchase Agreement with CGM, (0.10)% (Collateralized by $279 International Business Machines Corp., 4.00%, due 06/20/42, value $251) acquired on 09/23/13, open maturity at $252	252	252
Repurchase Agreement with CGM, (0.10)% (Collateralized by $435 CCO Holdings LLC, 5.25%, due 09/30/22, value $410) acquired on 12/16/13, open maturity at $407	407	407
Repurchase Agreement with CGM, (0.10)% (Collateralized by $500 Freeport-McMoRan Copper & Gold Inc., 3.88%, due 03/15/23, value $474) acquired on 12/11/13, open maturity at $476	476	476
Repurchase Agreement with CGM, (0.10)% (Collateralized by $515 CCO Holdings LLC, 5.25%, due 09/30/22, value $486) acquired on 12/18/13, open maturity at $481	481	481
Repurchase Agreement with CGM, (0.10)% (Collateralized by $540 International Business Machines Corp., 3.38%, due 08/01/23, value $527) acquired on 11/06/13, open maturity at $537	537	537
Repurchase Agreement with CGM, (0.10)% (Collateralized by $650 NBCUniversal Media LLC, 2.88%, due 01/15/23, value $601) acquired on 10/04/13, open maturity at $623	623	623
Repurchase Agreement with CGM, (0.10)% (Collateralized by $808 DIRECTV Holdings LLC, 1.75%, due 01/15/18, value $794) acquired on 10/04/13, open maturity at $782	782	782
Repurchase Agreement with CSI, (0.01)% (Collateralized by $14,508 U.S. Treasury Note, 2.75%, due 11/15/23, value $14,170) acquired on 12/23/13, open maturity at $14,345	14,345	14,345
Repurchase Agreement with CSI, (0.11)% (Collateralized by $3,501 U.S. Treasury Note, 1.50%, due 08/31/18, value $3,482) acquired on 09/26/13, open maturity at $3,523	3,523	3,523
Repurchase Agreement with CSI, (0.15)% (Collateralized by $700 Ford Motor Credit Co. LLC, 4.75%, due 01/15/43, value $634) acquired on 09/30/13, open maturity at $635	635	635
Repurchase Agreement with CSI, (0.15)% (Collateralized by $850 Ford Motor Credit Co. LLC, 4.38%, due 08/06/23, value $856) acquired on 09/30/13, open maturity at $859	859	859
Repurchase Agreement with CSI, 0.00% (Collateralized by $1,700 U.S. Treasury Bond, 3.63%, due 08/15/43, value $1,600) acquired on 12/11/13, open maturity at $1,657	1,657	1,657
Repurchase Agreement with CSI, 0.01% (Collateralized by $1,500 U.S. Treasury Note, 2.00%, due 09/30/20, value $1,465) acquired on 11/05/13, open maturity at $1,504	1,504	1,504
Repurchase Agreement with CSI, 0.02% (Collateralized by $2,840 U.S. Treasury Bond, 2.88%, due 05/15/43, value $2,293) acquired on 11/07/13, open maturity at $2,414	2,414	2,414
Repurchase Agreement with CSI, 0.05% (Collateralized by $765 U.S. Treasury Bond, 3.13%, due 02/15/43, value $653) acquired on 11/25/13, open maturity at $673	673	673
Repurchase Agreement with CSI, 0.05% (Collateralized by $955 U.S. Treasury Note, 0.25%, due 10/31/15, value $954) acquired on 11/18/13, open maturity at $954	954	954
Repurchase Agreement with DUB, (0.10)% (Collateralized by $25 Wells Fargo & Co., 5.38%, due 11/02/43, value $26) acquired on 11/14/13, open maturity at $25	25	25
Repurchase Agreement with DUB, (0.10)% (Collateralized by $380 Broadcom Corp., 2.50%, due 08/15/22, value $340) acquired on 05/28/13, open maturity at $369	369	369

See accompanying Notes to Financial Statements.

	Shares/Par †	Value
Repurchase Agreement with DUB, (0.25)% (Collateralized by $89 Texas Industries Inc., 9.25%, due 08/15/20, value $100) acquired on 06/27/13, open maturity at $98	98	98
Repurchase Agreement with DUB, (0.26)% (Collateralized by $1,908 U.S. Treasury Note, 1.25%, due 10/31/18, value $1,870) acquired on 11/25/13, open maturity at $1,901	1,901	1,901
Repurchase Agreement with DUB, 0.02% (Collateralized by $325 U.S. Treasury Bond, 3.63%, due 08/15/43, value $306) acquired on 12/05/13, open maturity at $312	312	312
Repurchase Agreement with DUB, 0.04% (Collateralized by $314 U.S. Treasury Note, 1.75%, due 10/31/20, value $301) acquired on 11/06/13, open maturity at $309	309	309
Repurchase Agreement with DUB, 0.05% (Collateralized by $66 U.S. Treasury Bond, 3.63%, due 08/15/43, value $62) acquired on 10/10/13, open maturity at $64	64	64
Repurchase Agreement with DUB, 0.05% (Collateralized by $7,035 U.S. Treasury Note, 2.50%, due 08/15/23, value $6,744) acquired on 11/19/13, open maturity at $6,991	6,991	6,991
Repurchase Agreement with MLP, (0.03)% (Collateralized by $475 U.S. Treasury Note, 2.00%, due 07/31/20, value $466) acquired on 12/09/13, due 01/06/14 at $476	476	476
Repurchase Agreement with MLP, (0.12)% (Collateralized by $1,798 U.S. Treasury Note, 1.25%, due 11/30/18, value $1,759) acquired on 12/17/13, open maturity at $1,778	1,778	1,778
Repurchase Agreement with MLP, 0.05% (Collateralized by $6,290 U.S. Treasury Note, 0.63-2.13%, due 07/15/16-08/31/20, value $6,124) acquired on 12/09/13, due 01/06/14 at $6,182	6,182	6,182
Repurchase Agreement with MLP, 0.12% (Collateralized by $80 U.S. Treasury Note, 2.00%, due 09/30/20, value $78) acquired on 10/17/13, open maturity at $80	80	80
Repurchase Agreement with MLP, 0.15% (Collateralized by $1,143 U.S. Treasury Note, 1.00%, due 05/31/18, value $1,118) acquired on 10/15/13, open maturity at $1,130	1,130	1,130
Repurchase Agreement with MLP, 0.15% (Collateralized by $13,367 U.S. Treasury Note, 1.75%, due 05/15/23, value $12,029) acquired on 10/15/13, open maturity at $12,381	12,381	12,381
Repurchase Agreement with MLP, 0.15% (Collateralized by $980 U.S. Treasury Note, 1.38%, due 05/31/20, value $928) acquired on 10/15/13, open maturity at $946	946	946
		68,558
Total Repurchase Agreements (cost $90,933)		91,378
Total Short Term Investments (cost $172,132)		172,577
Total Investments - 115.2% (cost $467,069)		476,049
Total Securities Sold Short - (19.5%) (proceeds $80,813)		(80,611)
Other Assets and Liabilities, Net - 4.3%		17,763
Total Net Assets - 100.0%		$413,201

SECURITIES SOLD SHORT - 19.5%
CORPORATE BONDS AND NOTES - 2.5%
AUSTRALIA - 0.7%
National Australia Bank Ltd., 2.30%, 07/25/18	1,330	$1,341
Westpac Banking Corp., 2.25%, 07/30/18	1,325	1,332
		2,673
UNITED STATES OF AMERICA - 1.8%
ADT Corp., 4.88%, 07/15/42	144	109
AT&T Inc.
2.63%, 12/01/22	700	633
4.30%, 12/15/42	1,100	937
CCO Holdings LLC, 5.25%, 09/30/22	950	896
DIRECTV Holdings LLC, 1.75%, 01/15/18	808	794
Ford Motor Co., 4.75%, 01/15/43	700	634
Ford Motor Credit Co. LLC, 4.38%, 08/06/23	850	856
Freeport-McMoRan Copper & Gold Inc., 3.88%, 03/15/23	500	474
Intel Corp.
2.70%, 12/15/22	265	245
4.25%, 12/15/42	270	240
International Business Machines Corp, 3.38%, 08/01/23	540	527
Microsoft Corp., 2.38%, 05/01/23	540	490
Texas Industries Inc., 9.25%, 08/15/20	89	100
Texas Instruments Inc., 1.00%, 05/01/18	650	624
		7,559
Total Corporate Bonds and Notes (proceeds $10,180)		10,232

GOVERNMENT AND AGENCY OBLIGATIONS - 17.0%
ITALY - 1.6%
Italy Buoni Poliennali Del Tesoro
3.75%, 03/01/21, EUR	2,600	3,667
3.75%, 08/01/21, EUR	1,530	2,160
4.50%, 05/01/23, EUR	655	945
		6,772
PORTUGAL - 0.4%
Portugal Obrigacoes do Tesouro OT, 4.75%, 06/14/19, EUR	1,150	1,552

SPAIN - 2.6%
Spain Government Bond
4.10%, 07/30/18, EUR	4,470	6,520
3.75%, 10/31/18, EUR	1,270	1,831
5.50%, 04/30/21, EUR	800	1,231
5.85%, 01/31/22, EUR	800	1,252
		10,834
UNITED STATES OF AMERICA - 12.4%
U.S. Treasury Bond
3.13%, 02/15/43	765	653

See accompanying Notes to Financial Statements.

	Shares/Par †	Value
2.88%, 05/15/43	2,838	2,291
3.63%, 08/15/43	1,414	1,331
U.S. Treasury Note
0.25%, 10/31/15	955	954
0.63%, 07/15/16	1,330	1,332
0.63%, 04/30/18	4,510	4,349
1.00%, 05/31/18	1,143	1,118
1.50%, 08/31/18	3,500	3,481
1.25%, 10/31/18	1,908	1,870
1.25%, 11/30/18	1,798	1,759
1.38%, 05/31/20	980	928
2.00%, 07/31/20	475	466
2.13%, 08/31/20	450	444
2.00%, 09/30/20	1,580	1,543
1.75%, 10/31/20	314	301
1.75%, 05/15/23	13,367	12,029
2.50%, 08/15/23	7,035	6,744
2.75%, 11/15/23	9,858	9,628
		51,221
Total Government and Agency Obligations (proceeds $70,633)		70,379
Total Securities Sold Short - 19.5% (proceeds $80,813)		$80,611

(a)                   Non-income producing security.

(b)                   Rule 144A or Section 4(2) of the Securities Act of 1933 security which is restricted to resale to institutional investors.  The Sub-Adviser has deemed these securities to be liquid based on procedures approved by the Trust’s Board of Trustees. As of December 31, 2013, the value of Rule 144A and Section 4(2) liquid securities was $56,173.

(c)                    Variable rate security. Rate stated was in effect as of December 31, 2013.

(d)                   Security which is restricted to resale to institutional investors.  The Sub-Adviser has deemed these securities to be liquid based on procedures approved by the Trust’s Board of Trustees.  See Restricted Securities Note in these Schedules of Investments

(e)                    Security fair valued in good faith in accordance with the procedures approved by the Trust’s Board of Trustees. Good faith fair valued securities may be classified as Level 2 or Level 3 for FASB ASC Topic 820 “Fair Value Measurements and Disclosures” based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to the Financial Statements.

(f)                     Perpetual security.

(g)                    Convertible security.

(h)                   Security issued with a zero coupon. Income is recognized through the accretion of discount.

(i)                       The interest rate for this security is inversely affected by upgrades or downgrades to the credit rating of the issuer.

(j)                      Investment in affiliate.

(k)                   Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2013.

(l)                       Pay-in-kind security.  The interest coupon earned by the security may be paid in cash or additional par.

(m)               For all items listed as “Other Securities” in this Summary Schedule of Investments, this represents issues not identified as top-fifty unaffiliated holdings in terms of value and issues or issuers not exceeding one percent individually or in aggregate, respectively, as of December 31, 2013.  In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption.

See accompanying Notes to Financial Statements.

Restricted Securities - Restricted securities are often purchased in private placement transactions and cannot be sold without prior registration unless the sale is pursuant to an exemption under the Securities Act of 1933, as amended.  The following table details restricted securities that have been deemed liquid, held by the Fund at December 31, 2013.

	Initial Acquisition Date	Cost	Ending Value	Percent of Net Assets
AA Bond Co. Ltd., 6.27%, 07/31/25	06/26/2013	$1,585	$1,801	0.4%
AA Bond Co. Ltd., 9.50%, 07/31/19	06/26/2013	602	709	0.2
ABN AMRO Bank NV, 3.63%, 10/06/17	07/26/2013	854	891	0.2
ABN AMRO Bank NV, 6.38%, 04/27/21	09/13/2013	176	191	—
ABN AMRO Bank NV, 7.13%, 07/06/22	09/13/2013	454	495	0.1
ACEA SpA, 3.75%, 09/12/18	09/06/2013	870	968	0.2
Abbey National Treasury Services Plc, 2.63%, 07/16/20	07/10/2013	2,254	2,405	0.6
Achmea BV, 2.50%, 11/19/20	11/13/2013	1,029	1,050	0.3
Achmea BV, 6.00%, 04/04/43	07/09/2013	1,021	1,122	0.3
Adria Bidco BV, 7.88%, 11/15/20	11/08/2013	295	305	0.1
Allianz SE, callable at 100 beginning 10/24/23	10/18/2013	957	986	0.2
Ares XXV CLO Ltd., 3.39%, 01/17/24	10/04/2013	249	248	0.1
Astaldi SpA, 7.13%, 12/01/20	11/29/2013	407	439	0.1
Atrium European Real Estate Ltd., 4.00%, 04/20/20	05/03/2013	1,052	1,095	0.3
Aviva Plc, 6.13%, 07/05/43	07/03/2013	1,085	1,273	0.3
BAT International Finance Plc, 4.00%, 09/04/26	09/03/2013	1,931	2,047	0.5
BBVA Senior Finance SAU, 3.75%, 01/17/18	07/26/2013	268	293	0.1
BUPA Finance Plc, 5.00%, 04/25/23	05/03/2013	552	555	0.1
Banca Monte dei Paschi di Siena SpA, 4.88%, 09/15/16	06/28/2013	1,063	1,136	0.3
Banca Popolare dell’Emilia Romagna SC, 3.38%, 10/22/18	10/09/2013	1,704	1,748	0.4
Banco Bilbao Vizcaya Argentaria SA, 9.00%, callable at 100 beginning 05/09/18	12/02/2013	424	430	0.1
Banco Popular Espanol SA, 11.50%, callable at 100 beginning 10/10/18	10/04/2013	1,092	1,202	0.3
Barclays Bank Plc, 6.63%, 03/30/22	05/03/2013	633	648	0.2
Bayerische Landesbank, 4.50%, 02/07/19	05/08/2013	959	1,012	0.2
Berica PMI, 2.54%, 11/16/19	07/15/2013	1,486	1,578	0.4
Bilbao Luxembourg SA, 10.50%, 12/01/18	10/18/2013	137	135	—
CRH Finance Ltd., 3.13%, 04/03/23	05/03/2013	890	886	0.2
Caixa Geral de Depositos SA, 5.63%, 12/04/15	05/03/2013	813	869	0.2
CaixaBank SA, 4.50%, 11/22/16	11/13/2013	1,478	1,544	0.4
Caja Rural de Navarra, 2.88%, 06/11/18	05/30/2013	1,156	1,262	0.3
Citycon OYJ, 3.75%, 06/24/20	06/17/2013	1,488	1,538	0.4
Co-operative Group Holdings 2011, 6.88%, 07/08/20	05/03/2013	560	577	0.1
Credit Suisse AG, 5.75%, 09/18/25	11/01/2013	1,138	1,192	0.3
Credit Suisse Group AG, 7.50%, callable at 100 beginning 12/11/23	12/09/2013	900	951	0.2
Credito Emiliano SpA, 3.25%, 07/09/20	07/05/2013	663	727	0.2
Deutsche Pfandbriefbank AG, 2.25%, 09/11/17	09/03/2013	1,662	1,754	0.4
Electricite de France SA, 2.75%, 03/10/23	05/03/2013	272	273	0.1
Enel Finance International NV, 4.88%, 04/17/23	05/03/2013	578	606	0.1
Enterprise Funding Ltd., 3.50%, 09/10/20	09/06/2013	468	547	0.1
Eutelsat SA, 3.13%, 10/10/22	05/03/2013	550	543	0.1
FTE Verwaltungs GmbH, 9.00%, 07/15/20	11/11/2013	614	648	0.2
GCS Holdco Finance I SA, 6.50%, 11/15/18	11/11/2013	200	212	0.1
GELF Bond Issuer I SA, 3.13%, 04/03/18	05/03/2013	1,604	1,720	0.4
GKN Holdings Plc, 5.38%, 09/19/22	05/03/2013	1,035	1,066	0.3
German Residential Funding Plc, 4.38%, 08/27/24	06/14/2013	1,463	1,550	0.4
Grainger Plc, 5.00%, 12/16/20	11/22/2013	1,148	1,193	0.3
Granite Master Issuer Plc, 0.43%, 12/17/54	06/28/2013	652	699	0.2
Granite Master Issuer Plc, 0.45%, 12/20/54	06/28/2013	598	641	0.2
HSH Nordbank AG, 1.06%, 02/14/17	05/03/2013	1,064	1,244	0.3
House of Fraser Funding Plc, 8.88%, 08/15/18	05/03/2013	911	1,019	0.2
ING Bank NV, 3.50%, 11/21/23	11/27/2013	738	753	0.2
ING Bank NV, 4.13%, 11/21/23	11/27/2013	507	519	0.1
IVS F. SpA, 7.13%, 04/01/20	05/03/2013	861	921	0.2
Imerys SA, 2.50%, 11/26/20	11/20/2013	672	681	0.2
Intesa Sanpaolo SpA, 3.00%, 01/28/19	11/20/2013	2,268	2,326	0.6
Intralot Finance Luxembourg SA, 9.75%, 08/15/18	08/02/2013	1,420	1,633	0.4
Jaguar Land Rover Automotive Plc, 8.25%, 03/15/20	11/29/2013	554	563	0.1
Lloyds Bank Plc, 6.50%, 03/24/20	05/23/2013	1,497	1,609	0.4
Lynx II Corp., 7.00%, 04/15/23	05/03/2013	561	586	0.1
Mediobanca SpA, 3.63%, 10/17/23	10/11/2013	1,893	1,966	0.5
Muenchener Rueckversicherungs AG, 6.00%, 05/26/41	05/03/2013	622	636	0.1
Nationwide Building Society, 4.13%, 03/20/23	05/23/2013	982	1,070	0.3
North Westerly CLO IV BV, 0.00%, 01/15/26	12/13/2013	668	668	0.2
North Westerly CLO IV BV, 1.00%, 01/15/26	12/13/2013	3,018	3,019	0.7

See accompanying Notes to Financial Statements.

Curian Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands, except contracts)

December 31, 2013

	Initial Acquisition Date	Cost	Ending Value	Percent of Net Assets
Paragon Mortgages No. 13 Plc, 0.42%, 01/15/39	08/22/2013	$573	$581	0.1%
Phosphorus Holdco Plc, 10.00%, 04/01/19	11/01/2013	436	450	0.1
Portugal Government International Bond, 3.50%, 03/25/15	06/04/2013	1,253	1,263	0.3
RBS Capital Trust B, 6.80%, callable at 100 beginning 03/31/14	11/14/2013	155	153	—
RPG Byty Sro, 6.75%, 05/01/20	05/06/2013	532	557	0.1
Repsol International Finance BV, 3.63%, 10/07/21	09/24/2013	1,615	1,706	0.4
Servus Luxembourg Holding SCA, 7.75%, 06/15/18	06/03/2013	779	867	0.2
Snai SpA, 7.63%, 06/15/18	11/29/2013	231	234	0.1
Societe Generale SA, 2.38%, 02/28/18	07/26/2013	817	856	0.2
Societe Generale SA, 8.25%, callable at 100 beginning 11/29/18	11/14/2013	352	364	0.1
Svenska Handelsbanken AB, 3.00%, 11/20/20	11/15/2013	1,542	1,561	0.4
TMF Group Holding BV, 9.88%, 12/01/19	06/26/2013	424	476	0.1
Telecom Italia Finance SA, 6.13%, 11/15/16	11/11/2013	4,008	4,306	1.0
UBS AG, 4.75%, 05/22/23	05/16/2013	660	659	0.2
UniCredit SpA, 5.75%, 10/28/25	10/22/2013	3,062	3,135	0.8
UniCredit SpA, 6.95%, 10/31/22	05/24/2013	863	929	0.2
Unione di Banche Italiane SCPA, 3.13%, 10/14/20	10/08/2013	1,092	1,125	0.3
Univeg Holding BV, 7.88%, 11/15/20	11/11/2013	921	947	0.2
Vienna Insurance Group AG Wiener Versicherung Grup, 5.50%, 10/09/43	10/02/2013	812	865	0.2
Vougeot Bidco Plc, 7.88%, 07/15/20	07/17/2013	579	671	0.2
Wells Fargo & Co., 2.25%, 05/02/23	05/03/2013	647	650	0.2
Zapadoslovenska Energetika A/S, 2.88%, 10/14/18	10/08/2013	923	954	0.2
Ziggo BV, 3.63%, 03/27/20	09/26/2013	1,348	1,366	0.3
		$84,929	$89,648	21.7%

Schedule of Written Options

	Expiration Date	Exercise Price	Contracts/ Notional Contracts	Value
Index Options
iTraxx Europe Crossover Series 20 Put Option, JPM	01/15/2014	450.00	5,550,000	$—
SPDR S&P 500 ETF Trust Put Option	01/18/2014	165.00	955	(10)
			5,550,955	$(10)

Summary of Written Options

	Contracts/ Notional Contracts	Premiums
Options outstanding at inception	—	$—
Options written during the period	52,383,290	376
Options closed during the period	(2,335)	(246)
Options expired during the period	(46,830,000)	(80)
Options outstanding at December 31, 2013	5,550,955	$50

Schedule of Open Futures Contracts

	Expiration	Contracts (Short)	Unrealized Appreciation / (Depreciation)
Euro-Bobl Future	March 2014	(204)	$375
Euro-Bund Future	March 2014	(104)	285
Euro-Schatz Future	March 2014	(19)	5
NASDAQ 100 E-Mini Future	March 2014	(8)	(2)
S&P 500 E-Mini Index Future	March 2014	(5)	(1)
U.K. Long Gilt Future	March 2014	(44)	183
U.S. Treasury Long Bond Future, 20-Year	March 2014	(8)	13
U.S. Treasury Note Future, 10-Year	March 2014	(53)	92
U.S. Treasury Note Future, 5-Year	March 2014	(11)	18
Ultra Long Term U.S. Treasury Bond Future, 30-Year	March 2014	(6)	9
			$977

See accompanying Notes to Financial Statements.

Curian Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2013

Schedule of Open Forward Foreign Currency Contracts

Purchased/ Sold	Settlement Date	Counter- Party	Notional Amount		Value	Unrealized Gain/(Loss)
CHF/USD	01/23/2014	BBP	CHF	199	$224	$6
USD/AUD	03/31/2014	BNP	AUD	(660)	(586)	12
USD/AUD	03/31/2014	DUB	AUD	(100)	(89)	1
USD/CHF	01/23/2014	DUB	CHF	(298)	(334)	(4)
USD/EUR	01/22/2014	BOA	EUR	(2,033)	(2,797)	(47)
USD/EUR	01/22/2014	BNP	EUR	(880)	(1,211)	(29)
USD/EUR	01/22/2014	BBP	EUR	(87,387)	(120,218)	(2,212)
USD/EUR	01/22/2014	JPM	EUR	(392)	(539)	(10)
USD/GBP	01/23/2014	BBP	GBP	(12,890)	(21,342)	(538)
USD/GBP	01/23/2014	BBP	GBP	(429)	(710)	(14)
USD/SEK	01/23/2014	DUB	SEK	(835)	(130)	—
					$(147,732)	$(2,835)

Schedule of Credit Default Swap Agreements

Counterparty	Reference Obligation	Implied Credit Spread(4)	Fixed Received / Pay Rate(7)	Expiration Date	Notional Amount (1),(6)	Value(5)	Premiums Paid / (Received)	Unrealized Appreciation / (Depreciation)
Over the Counter Credit Default Swap Agreements
Credit default swap agreements - sell protection (3)
GSI	Advanced Micro Devices Inc., 7.75%, 08/01/2020	4.62%	5.00%	06/20/2018	$(200)	$3	$(16)	$19
GSI	Advanced Micro Devices Inc., 7.75%, 08/01/2020	4.83%	5.00%	09/20/2018	(200)	1	(16)	18
GSI	Advanced Micro Devices Inc., 7.75%, 08/01/2020	5.00%	5.00%	12/20/2018	(100)	—	(2)	2
JPM	Advanced Micro Devices Inc., 7.75%, 08/01/2020	4.83%	5.00%	09/20/2018	(200)	1	(14)	16
MSS	Advanced Micro Devices Inc., 7.75%, 08/01/2020	4.62%	5.00%	06/20/2018	(400)	6	(25)	32
CSI	Ardagh Packaging Finance Plc, 9.25%, 10/15/2020	3.15%	5.00%	06/20/2018	(1,788)	136	72	68
BBP	Aviva Plc, 9.50%, 06/20/2016	0.73%	1.00%	06/20/2018	(722)	9	(14)	23
CSI	Aviva Plc, 9.50%, 06/20/2016	0.73%	1.00%	06/20/2018	(1,671)	20	(41)	62
CIT	Barrick Gold Corp., 5.80%, 11/15/2034	1.86%	1.00%	12/20/2018	(500)	(20)	(24)	4
CIT	Barrick Gold Corp., 5.80%, 11/15/2034	1.86%	1.00%	12/20/2018	(373)	(15)	(22)	7
BBP	Bayerische Landesbank, 4.38%, 01/22/2014	0.93%	1.00%	12/20/2018	(977)	3	2	1
CSI	CDX.NA.IG-20	N/A	1.00%	06/20/2018	(5,750)	114	41	76
BBP	Ford Motor Co., 6.50%, 08/01/2018	1.12%	5.00%	09/20/2018	(100)	18	16	2
BOA	Ford Motor Co., 6.50%, 08/01/2018	1.12%	5.00%	09/20/2018	(250)	44	41	3
CIT	Ford Motor Co., 6.50%, 08/01/2018	1.12%	5.00%	09/20/2018	(150)	26	26	1
GSI	Ford Motor Co., 6.50%, 08/01/2018	1.12%	5.00%	09/20/2018	(500)	88	80	9
BBP	General Motors Co., 4.88%, 10/02/2023	1.43%	5.00%	12/20/2018	(550)	92	85	9
BOA	General Motors Co., 4.88%, 10/02/2023	1.43%	5.00%	12/20/2018	(250)	42	40	2
BBP	iTraxx Europe Senior Series 19	N/A	1.00%	06/20/2018	(1,348)	13	(21)	35
BBP	iTraxx Europe Senior Series 19	N/A	1.00%	06/20/2018	(880)	9	(16)	25
BNP	iTraxx Europe Senior Series 19	N/A	1.00%	06/20/2018	(578)	6	(19)	25
DUB	iTraxx Europe Senior Series 19	N/A	1.00%	06/20/2018	(3,577)	35	(74)	110
DUB	iTraxx Europe Senior Series 19	N/A	1.00%	06/20/2018	(1,541)	15	(25)	41
JPM	iTraxx Europe Senior Series 19	N/A	1.00%	06/20/2018	(1,376)	14	(28)	43
CIT	Jaguar Land Rover Plc, 8.13%, 05/15/2018	1.72%	5.00%	06/20/2018	(578)	81	63	19
CSI	K Hovnanian Enterprises Inc., 8.63%, 01/15/2017	3.83%	5.00%	12/20/2018	(200)	11	(5)	16
JPM	K Hovnanian Enterprises Inc., 8.63%, 01/15/2017	3.83%	5.00%	12/20/2018	(500)	27	(12)	40
JPM	K Hovnanian Enterprises Inc., 8.63%, 01/15/2017	3.83%	5.00%	12/20/2018	(300)	16	(9)	25
BOA	MGIC Investment Corp., 5.38%, 11/01/2015	2.86%	5.00%	09/20/2018	(300)	28	14	15
MSS	MGIC Investment Corp., 5.38%, 11/01/2015	3.00%	5.00%	12/20/2018	(175)	16	15	1
MSS	MGIC Investment Corp., 5.38%, 11/01/2015	3.00%	5.00%	12/20/2018	(175)	16	15	1
CSI	Norske Skogindustrier ASA, 7.00%, 06/26/2017	11.03%	5.00%	12/20/2014	(770)	(42)	(121)	79
CSI	Norske Skogindustrier ASA, 7.00%, 06/26/2017	19.58%	5.00%	12/20/2018	(165)	(65)	(65)	—
BOA	Radian Group Inc., 9.00%, 06/15/2017	2.91%	5.00%	09/20/2018	(300)	27	21	6
MSS	Radian Group Inc., 9.00%, 06/15/2017	3.05%	5.00%	12/20/2018	(175)	15	15	1
MSS	Radian Group Inc., 9.00%, 06/15/2017	3.05%	5.00%	12/20/2018	(175)	15	15	1
BBP	Republic of France, 4.25%, 04/25/2019	0.97%	0.25%	06/20/2023	(780)	(46)	(61)	15
CIT	Republic of France, 4.25%, 04/25/2019	0.97%	0.25%	06/20/2023	(845)	(50)	(70)	19
JPM	Republic of France, 4.25%, 04/25/2019	0.97%	0.25%	06/20/2023	(845)	(50)	(65)	14
JPM	RWE AG, 5.75%, 02/14/2033	0.69%	1.00%	06/20/2018	(949)	13	8	5

See accompanying Notes to Financial Statements.

Counterparty	Reference Obligation	Implied Credit Spread(4)	Fixed Received / Pay Rate(7)	Expiration Date	Notional Amount (1),(6)	Value(5)	Premiums Paid / (Received)	Unrealized Appreciation / (Depreciation)
Over the Counter Credit Default Swap Agreements (continued)
Credit default swap agreements - sell protection (3) (continued)
CSI	Sabre Holdings Corp., 6.35%, 03/15/2016	2.22%	5.00%	06/20/2018	$(900)	$106	$63	$44
BBP	Schaeffler Finance BV, 7.75%, 02/15/2017	1.58%	5.00%	06/20/2018	(1,376)	201	139	63
CSI	Solvay SA, 4.63%, 06/27/2018	0.57%	1.00%	06/20/2018	(248)	5	—	5
CSI	Sunrise Communications Holdings SA, 8.50%, 12/31/2018	2.53%	5.00%	06/20/2018	(2,063)	214	96	120
BBP	Telecom Italia SpA, 5.38%, 01/29/2019	2.07%	1.00%	06/20/2018	(303)	(14)	(30)	17
BOA	Telecom Italia SpA, 5.38%, 01/29/2019	2.07%	1.00%	06/20/2018	(605)	(27)	(56)	29
GSI	Telecom Italia SpA, 5.38%, 01/29/2019	2.07%	1.00%	06/20/2018	(303)	(14)	(27)	13
GSI	Telecom Italia SpA, 5.38%, 01/29/2019	2.18%	1.00%	09/20/2018	(812)	(42)	(92)	50
GSI	Tesco Plc, 6.00%, 12/14/2029	0.62%	1.00%	06/20/2018	(949)	16	10	6
BBP	ThyssenKrupp AG, 4.38%, 03/18/2015	2.06%	1.00%	06/20/2018	(1,376)	(62)	(83)	21
BOA	ThyssenKrupp AG, 4.38%, 03/18/2015	2.17%	1.00%	09/20/2018	(50)	(3)	(4)	2
CSI	ThyssenKrupp AG, 4.38%, 03/18/2015	2.06%	1.00%	06/20/2018	(1,101)	(49)	(82)	33
GSI	TRW Automotive Inc., 7.25%, 03/15/2017	1.05%	1.00%	09/20/2018	(1,260)	(3)	(25)	23
GSI	TRW Automotive Inc., 7.25%, 03/15/2017	1.12%	1.00%	12/20/2018	(525)	(3)	(7)	4
DUB	UniCredit SpA, 4.38%, 01/29/2020	1.44%	3.00%	12/20/2018	(316)	23	10	14
JPM	Vinci SA, 4.13%, 02/20/2017	0.63%	1.00%	06/20/2018	(248)	4	—	4
					$(43,648)	$1,024	$(284)	$1,338

Credit default swap agreements - purchase protection (2)
JPM	Abbott Laboratories, 4.13%, 05/27/2020	N/A	1.00%	12/20/2018	$1,620	$(62)	$(58)	$(5)
CIT	Anadarko Petroleum Corp., 5.95%, 09/15/2016	N/A	1.00%	12/20/2016	2,930	(40)	(39)	(2)
CIT	Apache Corp., 7.00%, 02/01/2018	N/A	1.00%	06/20/2018	280	(8)	(7)	(1)
BNP	Arrow Electronics Inc., 6.88%, 06/01/2018	N/A	1.00%	09/20/2018	580	(6)	4	(10)
DUB	Arrow Electronics Inc., 6.88%, 06/01/2018	N/A	1.00%	09/20/2018	590	(6)	3	(9)
JPM	Arrow Electronics Inc., 6.88%, 06/01/2018	N/A	1.00%	09/20/2018	570	(6)	4	(10)
BBP	AXA SA, 4.50%, 01/23/2015	N/A	1.00%	06/20/2018	722	(9)	15	(24)
CSI	AXA SA, 4.50%, 01/23/2015	N/A	1.00%	06/20/2018	1,671	(22)	43	(65)
BBP	Banco Bilbao Vizcaya Argentaria SA, 4.88%, 01/23/2014	N/A	3.00%	06/20/2018	1,101	(91)	(15)	(77)
DUB	Banco Bilbao Vizcaya Argentaria SA, 4.88%, 01/23/2014	N/A	3.00%	12/20/2018	316	(27)	(17)	(10)
GSI	Banco Bilbao Vizcaya Argentaria SA, 4.88%, 01/23/2014	N/A	3.00%	06/20/2018	289	(24)	(1)	(23)
BNP	Banco de Sabadell SA, 0.36%, 10/04/2016	N/A	5.00%	06/20/2018	1,651	(226)	(57)	(173)
JPM	Beazer Homes USA Inc., 9.13%, 06/15/2018	N/A	5.00%	12/20/2018	500	(40)	(4)	(36)
CSI	Boston Scientific Corp., 6.40%, 06/15/2016	N/A	1.00%	12/20/2018	1,620	(27)	(21)	(7)
BBP	Cardinal Health Inc., 1.90%, 06/15/2017	N/A	1.00%	12/20/2018	1,620	(55)	(49)	(6)
BNP	Caterpillar Inc., 5.70%, 08/15/2016	N/A	1.00%	09/20/2018	400	(10)	(4)	(6)
CSI	Caterpillar Inc., 5.70%, 08/15/2016	N/A	1.00%	09/20/2018	500	(13)	(3)	(10)
JPM	Caterpillar Inc., 5.70%, 08/15/2016	N/A	1.00%	06/20/2018	1,250	(32)	(22)	(10)
GSB	Citigroup Inc., 6.13%, 05/15/2018	N/A	1.00%	09/20/2018	1,350	(22)	6	(28)
CIT	Clariant AG, 3.13%, 06/09/2017	N/A	1.00%	06/20/2018	550	(5)	12	(17)
CIT	ConocoPhillips, 5.90%, 10/15/2032	N/A	1.00%	06/20/2018	560	(20)	(20)	—
DUB	Constellation Energy Group, 5.15%, 12/01/2020	N/A	1.00%	12/20/2018	500	(6)	(8)	1
DUB	Constellation Energy Group, 5.15%, 12/01/2020	N/A	1.00%	12/20/2018	700	(9)	(11)	1
DUB	Constellation Energy Group, 5.15%, 12/01/2020	N/A	1.00%	12/20/2018	1,100	(14)	(17)	3
JPM	Dow Chemical Co., 7.38%, 11/01/2029	N/A	1.00%	09/20/2018	730	(13)	(4)	(10)
BBP	Exelon Generation Co. LLC, 6.20%, 10/01/2017	N/A	1.00%	12/20/2018	200	4	5	(1)
JPM	Expedia Inc., 7.46%, 08/15/2018	N/A	1.00%	06/20/2018	800	2	18	(16)
CIT	Finmeccanica Finance S.A., 5.75%, 12/12/2018	N/A	5.00%	06/20/2018	502	(49)	(34)	(16)
BBP	FirstEnergy Corp., 7.38%, 11/15/2031	N/A	1.00%	09/20/2018	350	2	9	(7)
BBP	FirstEnergy Corp., 7.38%, 11/15/2031	N/A	1.00%	09/20/2018	100	1	4	(3)
CIT	Halliburton Co., 8.75%, 02/15/2021	N/A	1.00%	06/20/2018	560	(18)	(17)	(1)
JPM	Hewlett-Packard Co., 5.40%, 03/01/2017	N/A	1.00%	12/20/2018	1,000	(4)	31	(35)
GSB	HSBC Bank Plc, 4.00%, 01/15/2021	N/A	1.00%	09/20/2018	1,857	(36)	(2)	(35)
GSI	International Business Machines Corp., 5.70%, 09/14/2017	N/A	1.00%	12/20/2018	1,620	(60)	(49)	(11)

See accompanying Notes to Financial Statements.

Counterparty	Reference Obligation	Implied Credit Spread(4)	Fixed Received / Pay Rate(7)	Expiration Date	Notional Amount (1),(6)	Value(5)	Premiums Paid / (Received)	Unrealized Appreciation / (Depreciation)
Over the Counter Credit Default Swap Agreements (continued)
Credit default swap agreements - purchase protection (2) (continued)
BOA	iTraxx Europe Senior Financial Series 20	N/A	1.00%	12/20/2018	$7,195	$(44)	$34	$(81)
CIT	iTraxx Europe Senior Financial Series 20	N/A	1.00%	12/20/2018	5,255	(32)	54	(89)
DUB	iTraxx Europe Senior Financial Series 20	N/A	1.00%	12/20/2018	5,193	(32)	53	(87)
CIT	iTraxx Europe Senior Series 19	N/A	1.00%	06/20/2018	1,527	(15)	36	(51)
CIT	iTraxx Europe Senior Series 19	N/A	1.00%	06/20/2018	509	(5)	8	(14)
CIT	iTraxx Europe Series 9	N/A	5.00%	06/20/2018	2,504	(117)	253	(376)
CSI	Jaguar Land Rover Plc, 8.13%, 05/15/2018	N/A	5.00%	03/20/2017	165	(20)	(20)	(1)
CSI	Jaguar Land Rover Plc, 8.13%, 05/15/2018	N/A	5.00%	03/20/2017	165	(20)	(19)	(1)
CSI	Jaguar Land Rover Plc, 8.13%, 05/15/2018	N/A	5.00%	03/20/2017	165	(20)	(19)	(1)
CSI	Microsoft Corp., 4.50%, 10/01/2040	N/A	1.00%	12/20/2018	1,279	(43)	(38)	(6)
GSI	Microsoft Corp., 4.50%, 10/01/2040	N/A	1.00%	12/20/2018	341	(11)	(10)	(1)
GSI	Mondelez International Inc., 6.50%, 08/11/2017	N/A	1.00%	12/20/2018	1,072	(31)	(29)	(2)
JPM	Monsanto Co., 5.13%, 04/15/2018	N/A	1.00%	09/20/2018	730	(24)	(20)	(5)
CIT	Occidental Petroleum Corp., 4.13%, 06/01/2016	N/A	1.00%	06/20/2018	560	(13)	(13)	—
BNP	Peugeot SA, 8.38%, 07/15/2014	N/A	5.00%	09/20/2018	316	(29)	8	(38)
CIT	Peugeot SA, 8.38%, 07/15/2014	N/A	5.00%	06/20/2018	2,201	(209)	125	(339)
JPM	Praxair Inc., 2.45%, 02/15/2022	N/A	1.00%	09/20/2018	730	(21)	(17)	(4)
BBP	Republic of France, 4.25%, 04/25/2019	N/A	0.25%	06/20/2018	1,275	11	23	(13)
CIT	Republic of France, 4.25%, 04/25/2019	N/A	0.25%	06/20/2018	1,385	12	29	(17)
JPM	Republic of France, 4.25%, 04/25/2019	N/A	0.25%	06/20/2018	1,380	12	22	(10)
BBP	Republic of Portugal, 5.45%, 09/23/2013	N/A	1.00%	12/20/2015	780	18	30	(12)
JPM	Republic of Portugal, 5.45%, 09/23/2013	N/A	1.00%	06/20/2015	1,250	17	27	(11)
JPM	Time Warner Cable Inc., 5.85%, 05/01/2017	N/A	1.00%	12/20/2018	1,100	35	60	(24)
JPM	Time Warner Cable Inc., 5.85%, 05/01/2017	N/A	1.00%	12/20/2018	440	14	21	(7)
CSI	Western Union Co., 3.65%, 08/22/2018	N/A	1.00%	12/20/2018	396	6	8	(2)
JPM	Western Union Co., 3.65%, 08/22/2018	N/A	1.00%	12/20/2018	800	13	12	—
JPM	Western Union Co., 3.65%, 08/22/2018	N/A	1.00%	12/20/2018	200	3	3	—
					$69,602	$(1,496)	$316	$(1,851)

Counterparty	Reference Obligation	Implied Credit Spread(4)	Fixed Pay Rate(7)	Expiration Date	Notional Amount(1),(6)	Value(5)	Unrealized (Depreciation)
Centrally Cleared Credit Default Swap Agreements
Credit default swap agreements - purchase protection (2)
N/A	CDX.NA. IG-21	N/A	1.00%	12/20/2018	$2,120	$(38)	$(8)
N/A	CDX.NA.HY-20	N/A	5.00%	06/20/2018	1,501	(143)	(53)
N/A	CDX.NA.HY-21	N/A	5.00%	12/20/2018	2,305	(196)	(32)
N/A	iTraxx Europe Crossover Series 20	N/A	5.00%	12/20/2018	4,567	(428)	(71)
N/A	iTraxx Europe Series 20	N/A	1.00%	12/20/2018	54,449	(775)	(186)
					$64,942	$(1,580)	$(350)

See accompanying Notes to Financial Statements.

Schedule of Over the Counter Total Return Swap Agreements

Counterparty	Receiving Return of Reference Entity	Rate Paid by Fund	Expiration Date	Notional Amount(1)		Unrealized (Depreciation)
BOA	* United Technologies Corp.	3-month LIBOR -0.30%	09/15/2014		$199	$(12)
BOA	* United Technologies Corp.	3-month LIBOR -0.30%	09/26/2014		200	(9)
CIT	* Repsol SA	3-month EURIBOR -0.50%	11/12/2014	EUR	817	(34)
JPM	* Telecom Italia SpA	3-month EURIBOR -0.25%	11/08/2014	EUR	751	(67)
						$(122)

(1)Notional amount is stated in USD unless otherwise noted.

(2)If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the referenced obligation agreement and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay the buyer of protection an amount equal to the notional amount of the referenced obligation and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the reference obligation or underlying securities comprising the referenced index.

(4)Implied credit spreads, represented in absolute terms, utilized in determining the value of credit default swap agreements on corporate issues and sovereign issues serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative.  The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement.  Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the applicable agreement.

(5)The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs is limited to the total notional amount which is defined under the terms of each swap agreement.

(7)If the Fund is a buyer of protection, the Fund pays the fixed rate.  If the Fund is a seller of protection, the Fund receives the fixed rate.

*Swap agreement fair valued in good faith in accordance with procedures approved by the Trust’s Board of Trustees.  Fair valued securities may be classified as Level 2 or Level 3 for FASB ASC Topic 820 “Fair Value Measurements and Disclosures” based on the applicable valuation inputs.  See FASB ASC Topic 820 note in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

	Shares/Par †	Value
Curian/DFA U.S. Micro Cap Fund* (g)
COMMON STOCKS - 99.7%
CONSUMER DISCRETIONARY - 17.8%
Asbury Automotive Group Inc. (a)	11	$566
Brown Shoe Co. Inc.	15	418
Churchill Downs Inc.	6	509
Conn’s Inc. (a) (b)	12	952
DineEquity Inc.	5	415
Fiesta Restaurant Group Inc. (a)	9	459
G-III Apparel Group Ltd. (a)	8	553
Grand Canyon Education Inc. (a)	10	419
La-Z-Boy Inc.	16	487
Nexstar Broadcasting Group Inc. - Class A	8	437
Office Depot Inc. (a)	79	416
Red Robin Gourmet Burgers Inc. (a)	6	420
Scientific Games Corp. - Class A (a)	31	518
Sinclair Broadcast Group Inc. - Class A	21	741
Skechers U.S.A. Inc. - Class A (a)	14	458
Sonic Corp. (a)	21	422
Other Securities		23,618
		31,808
CONSUMER STAPLES - 3.4%
Andersons Inc.	5	475
Cal-Maine Foods Inc.	8	480
Prestige Brands Holdings Inc. (a)	15	542
Susser Holdings Corp. (a) (b)	6	416
Other Securities		4,167
		6,080
ENERGY - 6.5%
Carrizo Oil & Gas Inc. (a)	13	596
Crosstex Energy Inc.	12	416
Gulfmark Offshore Inc. - Class A	10	487
Magnum Hunter Resources Corp. (a) (b)	62	451
Other Securities		9,635
		11,585
FINANCIALS - 16.3%
American Equity Investment Life Holding Co.	23	601
Home Bancshares Inc.	13	480
Western Alliance Bancorp (a)	25	593
World Acceptance Corp. (a) (b)	5	436
Other Securities		26,992
		29,102
HEALTH CARE - 9.9%
Cantel Medical Corp.	12	416
Santarus Inc. (a)	21	675
Other Securities		16,558
		17,649
INDUSTRIALS - 17.9%
CIRCOR International Inc.	5	426
EnPro Industries Inc. (a)	7	419
Heartland Express Inc.	24	470
Huron Consulting Group Inc. (a)	7	447
Mueller Water Products Inc. - Class A	57	536
Primoris Services Corp.	15	454
Other Securities		29,241
		31,993
INFORMATION TECHNOLOGY - 18.8%
Electronics for Imaging Inc. (a)	15	598
Euronet Worldwide Inc. (a)	10	495
Heartland Payment Systems Inc.	9	453
iGate Corp. (a)	15	620
Intersil Corp. - Class A	37	423
Plexus Corp. (a)	10	430
Responsys Inc. (a)	18	506
SunEdison Inc. (a)	77	1,002
SunPower Corp. (a) (b)	26	772
Other Securities		28,195
		33,494
MATERIALS - 6.4%
Balchem Corp.	7	424
Clearwater Paper Corp. (a)	8	433
KapStone Paper and Packaging Corp. (a)	18	1,033
Stepan Co.	6	421
Other Securities		9,050
		11,361
TELECOMMUNICATION SERVICES - 1.3%
Other Securities		2,233

UTILITIES - 1.4%
Other Securities		2,499
Total Common Stocks (cost $128,715)		177,804

WARRANTS - 0.0%
Magnum Hunter Resources Corp. (a) (b) (c) (d)	6	—
Total Warrants (cost $0)		—

SHORT TERM INVESTMENTS - 10.3%
Investment Company - 0.4%
JNL Money Market Fund, 0.01% (e) (f)	732	732

Securities Lending Collateral - 9.9%
Fidelity Institutional Money Market Portfolio, 0.06% (f)	7,000	7,000
Repurchase Agreement with BCL, 0.01% (Collateralized by $3,064 U.S. Treasury Note, 1.00%, due 08/31/16, value $3,103, $3,346 U.S. Treasury Note, 0.38%, due 03/15/16, value $3,345, and $6,317 U.S. Treasury Bond Strip, due 02/15/22-05/15/32, value $3,752) acquired on 12/31/13, due 01/02/14 at $10,000	10,000	10,000
Repurchase Agreement with CSI, 0.00% (Collateralized by $26 U.S. Treasury Note Strip, due 03/31/14-05/15/19, value $25, and $1,904 U.S. Treasury Bond Strip, due 02/15/36-08/15/43, value $673) acquired on 12/31/13, due 01/02/14 at $683	683	683
		17,683
Total Short Term Investments (cost $18,415)		18,415
Total Investments - 110.0% (cost $147,130)		196,219
Other Assets and Liabilities, Net - (10.0%)		(17,889)
Total Net Assets - 100.0%		$178,330

(a)                   Non-income producing security.

(b)                   All or portion of the security was on loan.

(c)                    Security fair valued in good faith in accordance with the procedures approved by the Trust’s Board of Trustees. Good faith fair valued securities may be classified as Level 2 or Level 3 for FASB ASC Topic 820 “Fair Value Measurements and Disclosures” based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to the Financial Statements.

(d)                   Security which is restricted to resale to institutional investors.  The Sub-Adviser has not deemed these securities to be liquid based on procedures approved by the Trust’s Board of Trustees.  See Restricted Securities Note in these Schedules of Investments

See accompanying Notes to Financial Statements.

(e)                    Investment in affiliate.

(f)                     Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2013.

(g)                    For all items listed as “Other Securities” in this Summary Schedule of Investments, this represents issues not identified as top-fifty unaffiliated holdings in terms of value and issues or issuers not exceeding one percent individually or in aggregate, respectively, as of December 31, 2013.  In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption.

Restricted Securities - Restricted securities are often purchased in private placement transactions and cannot be sold without prior registration unless the sale is pursuant to an exemption under the Securities Act of 1933, as amended.  The following table details restricted securities that have not been deemed liquid, held by the Fund at December 31, 2013.

	Initial Acquisition Date	Cost	Ending Value	Percent of Net Assets
FAB Universal Corp.	09/14/2012	$5	$3	—%
Magnum Hunter Resources Corp.	09/12/2012	—	—	—
Overseas Shipholding Group Inc.	09/12/2012	85	94	0.1
		$90	$97	0.1%

See accompanying Notes to Financial Statements.

	Shares/Par †	Value
Curian/DoubleLine Total Return Fund
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES - 28.7%
Babson CLO Ltd., 1.34%, 04/20/25 (a) (b)	$1,000	$983
Bear Stearns Asset Backed Securities I Trust REMIC, 6.00%, 03/25/36	8,257	7,127
Bear Stearns Commercial Mortgage Securities Trust REMIC, 5.89%, 06/11/50 (a)	4,400	4,258
Cent CLO LP, 5.37%, 01/25/26 (b) (c)	1,000	993
Citigroup/Deutsche Bank Commercial Mortgage Trust REMIC, 5.37%, 12/11/49 (a)	3,400	3,511
Commercial Mortgage Pass-Through Certificates REMIC, 4.42%, 10/13/28 (a) (b)	5,000	5,009
Credit Suisse Commercial Mortgage Trust REMIC, 5.76%, 09/15/39 (a)	4,500	4,683
Eaton Vance CDO IX Ltd., 0.47%, 04/20/19 (a) (b)	194	192
GMACM Mortgage Loan Trust REMIC, 5.75%, 07/25/35	4,818	4,406
Greenwich Capital Commercial Funding Corp. REMIC
5.48%, 03/10/39	3,550	3,777
6.05%, 12/10/49 (a)	4,000	3,910
IndyMac INDA Mortgage Loan Trust REMIC, 2.74%, 09/25/36 (a)	11,077	9,200
JPMorgan Chase Commercial Mortgage Securities Trust REMIC, 0.40%, 11/15/18 (a) (b)	4,843	4,621
JPMorgan Mortgage Acquisition Trust REMIC, 0.27%, 05/25/37 (a)	7,734	7,447
JPMorgan Resecuritization Trust REMIC, 7.46%, 03/26/37 (a) (b)	6,527	4,794
KKR Financial CLO Corp., 0.59%, 05/15/21 (a) (b)	421	412
Lavender Trust REMIC, 6.25%, 10/26/36 (b)	2,645	2,751
LB-UBS Commercial Mortgage Trust REMIC, 5.49%, 02/15/40	3,000	3,165
Lehman Mortgage Trust REMIC, 5.50%, 11/25/35	3,844	3,549
RALI Trust REMIC, 3.78%, 01/25/36 (a)	11,588	8,577
Residential Accredit Loans Inc. Trust REMIC, 6.00%, 04/25/36	7,691	5,943
Residential Asset Securitization Trust REMIC
6.00%, 07/25/36	8,829	7,167
0.61%, 04/25/37 (a)	11,638	6,933
45.12%, 04/25/37	1,518	2,866
Residential Funding Mortgage Securities Inc. Trust REMIC
6.00%, 07/25/36	1,578	1,412
6.00%, 11/25/36	9,122	8,208
6.00%, 02/25/37	3,460	3,061
6.00%, 04/25/37	7,045	6,122
6.00%, 07/25/37	6,732	5,997
TimberStar Trust 1, 6.21%, 10/15/36 (b)	1,375	1,444
Venture XIV CLO Ltd., 3.99%, 08/28/25 (b)	500	476
Wachovia Bank Commercial Mortgage Trust REMIC, 5.92%, 02/15/51 (a)	5,000	5,007
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust REMIC
6.00%, 07/25/36 (a)	7,863	6,294
5.50%, 04/25/37	6,820	6,064
Wells Fargo Mortgage Backed Securities Trust REMIC, 5.50%, 03/25/36	6,937	7,057
Total Non-U.S. Government Agency Asset-Backed Securities (cost $157,495)		157,416

GOVERNMENT AND AGENCY OBLIGATIONS - 67.7%
GOVERNMENT SECURITIES - 12.8%
U.S. Treasury Securities - 12.8%
U.S. Treasury Note, 0.38%, 08/31/15	70,000	70,104

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 54.9%
Federal Home Loan Mortgage Corp. - 10.5%
Federal Home Loan Mortgage Corp. REMIC
3.00%, 02/15/32 - 09/15/33	46,549	42,734
3.50%, 09/15/33	5,000	4,584
4.50%, 01/15/40	2,639	2,745
6.76%, 06/15/42 (a)	2,202	1,669
5.20%, 01/15/43 (a)	5,080	3,861
Interest Only, 6.33%, 11/15/40	15,086	1,958
		57,551
Federal National Mortgage Association - 42.9%
Federal National Mortgage Association
4.50%, 04/01/26	13,056	13,899
3.00%, 09/01/33 - 10/01/33	135,074	133,083
3.50%, 09/01/43	37,307	36,615
REMIC, 1.50%, 03/25/28	14,233	13,335
REMIC, 3.00%, 10/25/33	20,000	17,377
REMIC, 4.00%, 10/25/40	7,128	7,261
REMIC, 2.00%, 09/25/41	10,860	10,180
REMIC, Interest Only, 6.52%, 12/25/25	6,742	1,181
REMIC, Interest Only, 6.44%, 02/25/35 (a)	18,028	3,134
		236,065
Government National Mortgage Association - 1.5%
Government National Mortgage Association REMIC, Principal Only, 0.00%, 03/16/33 (d)	8,828	8,112
Total Government and Agency Obligations (cost $375,192)		371,832
SHORT TERM INVESTMENTS - 3.5%
Investment Company - 3.5%
JNL Money Market Fund, 0.01% (e) (f)	19,365	19,365
Total Short Term Investments (cost $19,365)		19,365
Total Investments - 99.9% (cost $552,052)		548,613
Other Assets and Liabilities, Net - 0.1%		708
Total Net Assets - 100.0%		$549,321

(a)                   Variable rate security. Rate stated was in effect as of December 31, 2013.

(b)                   Rule 144A or Section 4(2) of the Securities Act of 1933 security which is restricted to resale to institutional investors.  The Sub-Adviser has deemed these securities to be liquid based on procedures approved by the Trust’s Board of Trustees. As of December 31, 2013, the value of Rule 144A and Section 4(2) liquid securities was $21,675.

(c)                    Security fair valued in good faith in accordance with the procedures approved by the Trust’s Board of Trustees. Good faith fair valued securities may be classified as Level 2 or Level 3 for FASB ASC Topic 820 “Fair Value Measurements and Disclosures” based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to the Financial Statements.

(d)                   Security issued with a zero coupon. Income is recognized through the accretion of discount.

(e)                    Investment in affiliate.

(f)                     Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2013.

See accompanying Notes to Financial Statements.

	Shares/Par †	Value
Curian/Eaton Vance Global Macro Absolute Return Advantage Fund
COMMON STOCKS - 0.8%
GERMANY - 0.6%
Deutsche EuroShop AG	17	$764
Deutsche Wohnen AG	43	828
Deutsche Wohnen AG (a)	45	829
		2,421
LUXEMBOURG - 0.2%
GAGFAH SA (a)	58	857
Total Common Stocks (cost $2,978)		3,278

GOVERNMENT AND AGENCY OBLIGATIONS - 43.9%
ALBANIA - 0.6%
Albania Government International Bond, 7.50%, 11/04/15, EUR	1,800	2,558

AUSTRALIA - 2.0%
Australia Government Bond
5.75%, 07/15/22, AUD	1,995	1,996
5.50%, 04/21/23, AUD	2,516	2,482
Australia Government Inflation Indexed Bond, 1.25%, 02/21/22 (b), AUD	3,639	3,306
		7,784
BERMUDA - 1.5%
Bermuda Government International Bond, 4.85%, 02/06/24 (c)	$5,774	5,783

CÔTE D’IVOIRE - 0.1%
Ivory Coast Government International Bond, 5.75%, 12/31/32	285	254

ECUADOR - 0.3%
Ecuador Government International Bond, 9.38%, 12/15/15	1,071	1,130

FIJI - 0.2%
Republic of the Fiji Islands, 9.00%, 03/15/16	600	636

GUATEMALA - 0.5%
Guatemala Government Bond
4.88%, 02/13/28 (c)	798	726
8.13%, 10/06/34	950	1,157
		1,883
JAMAICA - 0.5%
Jamaica Government International Bond
10.63%, 06/20/17	860	929
8.00%, 06/24/19	966	937
		1,866
LEBANON - 0.3%
Lebanon Treasury Note, 7.84%, 12/04/14, LBP	1,453,830	989

NEW ZEALAND - 2.3%
New Zealand Government Bond, 5.50%, 04/15/23, NZD	3,604	3,135
New Zealand Government Inflation Indexed Bond
2.00%, 09/20/25 (b), NZD	2,000	1,539
3.00%, 09/20/30 (b), NZD	5,689	4,684
		9,358
PARAGUAY - 0.2%
Republic of Paraguay, 4.63%, 01/25/23	848	793

PHILIPPINES - 1.5%
Philippine Government Bond
6.25%, 01/27/14, PHP	37,700	853
Philippine Government International Bond
4.95%, 01/15/21, PHP	175,000	4,169
6.25%, 01/14/36 (d), PHP	44,000	1,051
		6,073
ROMANIA - 4.9%
Romania Government Bond
5.80%, 10/26/15 (d), RON	26,370	8,423
5.75%, 01/27/16, RON	21,260	6,783
6.00%, 04/30/16 (d), RON	12,100	3,883
Romania Government International Bond, 5.25%, 06/17/16, EUR	454	672
		19,761
RWANDA - 1.0%
Rwanda International Government Bond
6.63%, 05/02/23 (c)	3,393	3,206
6.63%, 05/02/23	780	737
		3,943
SERBIA - 3.2%
Republic of Serbia, 7.25%, 09/28/21	1,589	1,672
Serbia Treasury Bond
10.00%, 05/16/15 (d), RSD	245,100	2,950
11.50%, 10/26/15, RSD	379,400	4,659
10.00%, 12/12/15, RSD	308,500	3,690
		12,971
SLOVENIA - 3.9%
Slovenia Government Bond
4.38%, 01/18/21, EUR	4,922	6,685
4.63%, 09/09/24, EUR	1,415	1,881
5.13%, 03/30/26, EUR	250	343
Slovenia Government International Bond
5.85%, 05/10/23 (c)	5,263	5,342
5.85%, 05/10/23	1,325	1,345
		15,596
SRI LANKA - 2.1%
Sri Lanka Government International Bond
7.40%, 01/22/15 (c)	100	104
6.25%, 07/27/21 (c)	290	282
6.25%, 07/27/21	200	194
5.88%, 07/25/22	8,550	7,994
		8,574
TANZANIA - 0.2%
Tanzania Government International Bond, 6.39%, 03/09/20 (d)	887	927

TURKEY - 3.4%
Turkey Government Inflation Indexed Bond
4.00%, 04/01/20 (e), TRY	312	150
3.00%, 01/06/21 - 07/21/21 (e), TRY	29,728	13,413
2.00%, 10/26/22 (e), TRY	421	174
		13,737
UNITED STATES OF AMERICA - 13.8%
Federal Home Loan Mortgage Corp. Interest Only REMIC, 5.93%, 06/15/32 (d) (f)	5,451	1,021
Federal National Mortgage Association REMIC
Interest Only, 6.04%, 03/25/33 (d)	1,892	388
Interest Only, 5.89%, 11/25/38 (d)	5,866	919
Interest Only, 6.09%, 07/25/42 - 04/25/43 (d)	9,678	1,892
Interest Only, 5.99%, 01/25/43 (d)	4,721	915

See accompanying Notes to Financial Statements.

Curian Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands, except contracts)

December 31, 2013

	Shares/Par/Contracts †	Value
U.S. Treasury Note, 0.25%, 01/31/14 (f)	50,000	50,007
		55,142
VENEZUELA - 1.4%
Venezuela Government International Bond, 8.50%, 10/08/14	5,831	5,694
Total Government and Agency Obligations (cost $179,654)		175,452
PURCHASED OPTIONS - 0.0%
British Pound versus USD Call Option, Strike Price 1.40, Expiration 03/13/14, GSC	49,280,000	1
Chinese Offshore Yuan versus USD Call Option, Strike Price CNH 6.25, Expiration 04/04/14, GSI	7,457,600	2
Chinese Offshore Yuan versus USD Call Option, Strike Price CNH 6.35, Expiration 10/06/14, SCB	7,458,268	12
Chinese Yuan versus USD Call Option, Strike Price CNY 6.25, Expiration 04/07/14, SCB	7,457,600	3
Chinese Yuan versus USD Call Option, Strike Price CNY 6.35, Expiration 10/07/14, JPM	3,588,976	6
Chinese Yuan versus USD Call Option, Strike Price CNY 6.35, Expiration 10/07/14, GSI	3,869,291	7
Colombian Peso versus USD Put Option, Strike Price COP 1,757, Expiration 02/18/14, CGM	17,610,000	1
Colombian Peso versus USD Put Option, Strike Price COP 1,845, Expiration 06/12/14, BOA	580,000	2
Colombian Peso versus USD Put Option, Strike Price COP 1,845, Expiration 06/12/14, CIT	6,454,000	23
Total Purchased Options (cost $634)		57

SHORT TERM INVESTMENTS - 57.5%
Investment Company - 10.1%
JNL Money Market Fund, 0.01% (g) (h)	40,478	40,478
Repurchase Agreements - 8.3%
Dominican Republic - 0.8%
Repurchase Agreement with BOA, (0.55)% (Collateralized by $3,600 Dominican Republic International Bond, 5.88%, due 05/18/24, value $3,474) acquired on 12/03/13, due 01/06/14 at $3,361	$3,361	3,361

Luxembourg - 1.5%
Repurchase Agreement with NSI, (0.30)% (Collateralized by EUR 3,698 European Investment Bank, 3.63%, due 01/15/21, value EUR 4,155) acquired on 12/13/13, due 01/17/14 at $5,913, EUR	4,298	5,913

Qatar - 3.6%
Repurchase Agreement with CIT, (0.25)% (Collateralized by $943 Qatar Government International Bond, 6.55%, due 04/09/19, value $1,131) acquired on 12/16/13, due 01/16/14 at $1,136	1,136	1,136
Repurchase Agreement with NSI, (0.05)% (Collateralized by $10,860 Qatar Government International Bond, 6.55%, due 04/09/19, value $13,025) acquired on 12/13/13, due 01/16/14 at $13,057	13,057	13,057
		14,193

Spain - 2.4%
Repurchase Agreement with BOA, (0.10)% (Collateralized by EUR 5,943 Spain Government Bond, 5.40%, due 01/31/23, value EUR 6,540) acquired on 12/11/13, due 01/15/14 at $9,443, EUR	6,864	9,443
Total Repurchase Agreements (cost $32,922)		32,910

Treasury Securities - 39.1%
Lebanon Treasury Bill
0.00%,01/16/14, LBP	1,734,240	1,151
0.00%,04/24/14, LBP	531,200	348
0.00%,05/29/14, LBP	2,235,990	1,458
0.00%,06/12/14, LBP	3,750,270	2,441
0.00%,06/19/14, LBP	1,506,000	979
0.00%,07/10/14, LBP	2,039,430	1,322
0.00%,07/24/14, LBP	1,559,970	1,009
0.00%,10/16/14, LBP	1,007,000	644
0.00%,12/25/14, LBP	1,306,000	826
Mexico Cetes
0.26%, 03/06/14, MXN	868	661
0.28%, 06/26/14, MXN	24,258	18,261
0.27%, 08/21/14, MXN	11,268	8,436
Republic of Croatia Ministry of Finance, 0.00%, 02/12/15, EUR	8,738	11,694
Republic of Zambia Treasury Bill
0.00%,07/28/14, ZMW	4,350	727
0.00%,08/25/14, ZMW	11,100	1,831
0.00%,09/08/14, ZMW	5,200	855
0.00%,09/22/14, ZMW	600	98
Serbia Treasury Bill
0.10%, 05/29/14, RSD	222,970	2,580
0.11%, 11/06/14, RSD	339,330	3,771
0.11%, 12/11/14, RSD	225,200	2,481
0.00%,01/09/15, RSD	401,290	4,417
Singapore Treasury Bill
0.18%, 01/24/14, SGD	12,983	10,287
0.24%, 02/21/14, SGD	6,318	5,005
U.S. Treasury Bill
0.04%, 01/23/14 (f)	25,000	25,000
0.02%, 02/27/14 (f)	25,000	24,999
0.07%, 03/20/14 (f)	25,000	24,997
		156,278
Total Short Term Investments (cost $229,434)		229,666

Total Investments - 102.2% (cost $412,700)		408,453
Total Securities Sold Short - (8.1%) (proceeds $31,431)		(32,343)
Other Assets and Liabilities, Net - 5.9%		23,421
Total Net Assets - 100.0%		$399,531

SECURITIES SOLD SHORT - 8.1%
GOVERNMENT AND AGENCY OBLIGATIONS - 8.1%
DOMINICAN REPUBLIC - 0.9%
Dominican Republic International Bond, 5.88%, 04/18/24	$3,600	$3,474

LUXEMBOURG - 1.4%
European Investment Bank, 3.63%, 01/15/21, EUR	3,698	5,716

QATAR - 3.5%
Qatar Government International Bond, 6.55%, 04/09/19	11,803	14,156

See accompanying Notes to Financial Statements.

Curian Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2013

	Shares/Par †	Value
SPAIN - 2.3%
Spain Government Bond, 5.40%, 01/31/23 (c), EUR	5,943	8,997
Total Securities Sold Short - 8.1% (proceeds $31,431)		$32,343

(a)                   Non-income producing security.

(b)                   Treasury inflation indexed note, par amount is not adjusted for inflation.

(c)                    Rule 144A or Section 4(2) of the Securities Act of 1933 security which is restricted to resale to institutional investors. The Sub-Adviser has deemed these securities to be liquid based on procedures approved by the Trust’s Board of Trustees. As of December 31, 2013, the value of Rule 144A and Section 4(2) liquid securities was $15,443 for long term investments and $8,997 for securities sold short.

(d)                   Variable rate security. Rate stated was in effect as of December 31, 2013.

(e)                    Treasury inflation indexed note, par amount is adjusted for inflation.

(f)                     All or a portion of the security is pledged or segregated as collateral. See the Notes to Financial Statements.

(g)                    Investment in affiliate.

(h)                   Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2013.

See accompanying Notes to Financial Statements.

Curian Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands, except contracts)

December 31, 2013

Schedule of Written Options

	Expiration Date	Exercise Price		Contracts/ Notional Contracts	Value
Foreign Currency Options
Indian Rupee versus USD Call Option, GSC	06/09/2014	INR	65.00	5,603,000	$(152)
Indian Rupee versus USD Call Option, JPM	06/09/2014	INR	65.00	5,702,000	(155)
Indian Rupee versus USD Call Option, JPM	06/16/2014	INR	67.00	5,033,000	(101)
Indian Rupee versus USD Call Option, DUB	06/16/2014	INR	67.00	5,958,000	(120)
Indian Rupee versus USD Call Option, JPM	06/19/2014	INR	70.00	10,866,559	(139)
				33,162,559	$(667)

Summary of Written Options

	Contracts/ Notional Contracts	Premiums
Options outstanding at inception	—	$—
Options written during the period	33,162,559	598
Options closed during the period	—	—
Options expired during the period	—	—
Options outstanding at December 31, 2013	33,162,559	$598

Schedule of Open Futures Contracts

	Expiration	Contracts Long / (Short)	Unrealized Appreciation / (Depreciation)
Euro-Bobl Future	March 2014	(98)	$190
Euro-Bund Future	March 2014	5	(7)
Euro-Schatz Future	March 2014	(20)	6
Japanese Government Bond Future, 10-Year	March 2014	(27)	174
Nikkei 225 Index Future	March 2014	67	436
U.S. 10-Year Deliverable Interest Rate Swap Future	March 2014	(337)	361
U.S. 2-Year Deliverable Interest Rate Swap Future	March 2014	(16)	3
U.S. 5-Year Deliverable Interest Rate Swap Future	March 2014	(345)	251
			$1,414

Schedule of Open Forward Foreign Currency Contracts

Purchased/ Sold	Settlement Date	Counter- Party	Notional Amount		Value	Unrealized Gain/(Loss)
AUD/USD	01/15/2014	MSC	AUD	3,923	$3,500	$(143)
COP/USD	02/21/2014	SCB	COP	16,424,887	8,492	1
CZK/EUR	01/09/2014	SCB	EUR	(4,017)	(5,527)	(350)
CZK/EUR	01/09/2014	JPM	EUR	(2,507)	(3,449)	(216)
CZK/EUR	01/09/2014	SCB	EUR	(3,811)	(5,243)	(344)
CZK/EUR	01/09/2014	SCB	EUR	(985)	(1,355)	(89)
EUR/CZK	01/09/2014	SCB	CZK	(240,432)	(12,107)	126
EUR/CZK	01/09/2014	SCB	CZK	(49,013)	(2,468)	17
EUR/HRK	03/21/2014	CGM	HRK	(5,418)	(978)	(5)
EUR/HRK	03/21/2014	DUB	HRK	(4,997)	(902)	(3)
EUR/HRK	03/21/2014	CIT	HRK	(33,465)	(6,040)	(23)
EUR/HRK	04/02/2014	CGM	HRK	(21,213)	(3,829)	(24)
EUR/HRK	04/02/2014	CGM	HRK	(1,907)	(344)	(2)
EUR/HUF	01/15/2014	JPM	HUF	(3,448,796)	(15,949)	7
EUR/USD	02/04/2014	BOA	EUR	14,640	20,140	208
EUR/USD	02/05/2014	GSC	EUR	3,336	4,589	24
EUR/USD	02/05/2014	GSC	EUR	3,398	4,675	28
EUR/USD	02/05/2014	GSC	EUR	1,599	2,200	18
EUR/USD	02/19/2014	BOA	EUR	583	802	13
EUR/USD	02/27/2014	GSC	EUR	865	1,190	34
GBP/USD	01/15/2014	GSC	GBP	6,077	10,062	93
GBP/USD	01/15/2014	GSC	GBP	6,077	10,062	140

See accompanying Notes to Financial Statements.

Curian Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2013

Purchased/ Sold	Settlement Date	Counter- Party	Notional Amount		Value	Unrealized Gain/(Loss)
HRK/EUR	03/21/2014	CGM	EUR	(2,866)	$(3,943)	$13
IDR/USD	07/21/2014	SCB	IDR	22,064,001	1,746	(207)
IDR/USD	07/22/2014	GSC	IDR	22,100,095	1,748	(187)
IDR/USD	08/13/2014	DUB	IDR	28,678,161	2,258	(269)
IDR/USD	08/20/2014	JPM	IDR	22,883,234	1,799	(166)
IDR/USD	08/20/2014	DUB	IDR	28,678,161	2,255	(203)
IDR/USD	08/20/2014	SCB	IDR	17,778,433	1,398	(136)
IDR/USD	11/13/2014	CGM	IDR	12,199,277	942	(41)
ILS/EUR	03/18/2014	JPM	EUR	(2,002)	(2,755)	29
ILS/USD	01/27/2014	SCB	ILS	22,121	6,368	170
ILS/USD	01/27/2014	BOA	ILS	23,095	6,649	178
INR/USD	01/08/2014	CGM	INR	79,356	1,281	8
INR/USD	01/08/2014	SCB	INR	88,932	1,436	10
INR/USD	01/27/2014	CGM	INR	47,688	766	3
INR/USD	01/27/2014	DUB	INR	58,890	946	4
INR/USD	01/27/2014	BOA	INR	50,855	817	3
KZT/USD	04/17/2014	CGM	KZT	89,000	566	8
KZT/USD	04/21/2014	JPM	KZT	226,500	1,439	18
KZT/USD	10/17/2014	CIT	KZT	151,286	928	13
KZT/USD	10/20/2014	DUB	KZT	120,750	741	9
KZT/USD	10/23/2014	JPM	KZT	78,000	478	5
KZT/USD	11/05/2014	CGM	KZT	227,800	1,392	8
KZT/USD	11/12/2014	DUB	KZT	205,900	1,257	(1)
KZT/USD	11/12/2014	DUB	KZT	479,200	2,925	(8)
KZT/USD	11/21/2014	JPM	KZT	186,500	1,136	(12)
KZT/USD	12/03/2014	DUB	KZT	132,236	803	—
KZT/USD	12/03/2014	DUB	KZT	443,102	2,692	1
NGN/USD	02/05/2014	DUB	NGN	701,378	4,329	34
NGN/USD	02/14/2014	CGM	NGN	370,454	2,282	15
NGN/USD	02/14/2014	SCB	NGN	427,422	2,633	21
NGN/USD	02/26/2014	SCB	NGN	1,075,450	6,607	(14)
NGN/USD	02/28/2014	SCB	NGN	257,508	1,581	14
NGN/USD	03/06/2014	SCB	NGN	72,061	442	5
NGN/USD	03/12/2014	CGM	NGN	448,421	2,743	18
NGN/USD	03/12/2014	CGM	NGN	1,700,000	10,401	(8)
NOK/SEK	02/07/2014	GSC	SEK	(25,232)	(3,921)	(109)
NOK/SEK	02/07/2014	GSC	SEK	(25,202)	(3,916)	(104)
NOK/SEK	02/07/2014	GSC	SEK	(25,022)	(3,888)	(78)
NOK/SEK	02/07/2014	GSC	SEK	(25,097)	(3,900)	(89)
PEN/USD	01/30/2014	SCB	PEN	21,376	7,607	(80)
PHP/USD	01/08/2014	JPM	PHP	538,349	12,131	(335)
PLN/EUR	01/17/2014	SCB	EUR	(8,392)	(11,545)	95
PLN/EUR	01/17/2014	JPM	EUR	(7,207)	(9,915)	94
PLN/EUR	03/18/2014	SCB	EUR	(4,225)	(5,812)	35
RSD/EUR	01/23/2014	CGM	EUR	(2,784)	(3,830)	(9)
RUB/USD	05/16/2014	CGM	RUB	95,261	2,835	(20)
RUB/USD	05/16/2014	SCB	RUB	111,915	3,330	(23)
RUB/USD	05/16/2014	BOA	RUB	240,183	7,147	(59)
RUB/USD	05/16/2014	BOA	RUB	86,100	2,562	(29)
RUB/USD	05/27/2014	BNP	RUB	123,259	3,661	(41)
RUB/USD	05/27/2014	BOA	RUB	37,012	1,099	(12)
RUB/USD	05/27/2014	BOA	RUB	1,888,410	56,094	(907)
RUB/USD	05/27/2014	BOA	RUB	497,550	14,779	(234)
SGD/EUR	03/04/2014	JPM	EUR	(3,187)	(4,384)	(78)
SGD/USD	01/10/2014	CGM	SGD	7,933	6,286	(42)
USD/AUD	01/15/2014	GSC	AUD	(7,819)	(6,976)	286
USD/AUD	01/15/2014	GSC	AUD	(6,016)	(5,367)	208
USD/BRL	02/04/2014	BNP	BRL	(5,774)	(2,427)	164
USD/BRL	02/04/2014	MSC	BRL	(11,548)	(4,854)	329
USD/BRL	03/06/2014	MSC	BRL	(6,832)	(2,852)	60
USD/BRL	03/06/2014	BNP	BRL	(3,067)	(1,280)	27

See accompanying Notes to Financial Statements.

Purchased/ Sold	Settlement Date	Counter- Party	Notional Amount		Value	Unrealized Gain/(Loss)
USD/CHF	02/04/2014	GSC	CHF	(18,053)	$(20,242)	$(294)
USD/EUR	01/08/2014	JPM	EUR	(1,973)	(2,714)	(53)
USD/EUR	01/15/2014	JPM	EUR	(8,213)	(11,299)	(221)
USD/EUR	01/29/2014	GSC	EUR	(3,541)	(4,871)	(65)
USD/EUR	01/29/2014	GSC	EUR	(165)	(227)	(4)
USD/EUR	02/04/2014	BOA	EUR	(7,320)	(10,070)	(217)
USD/EUR	02/04/2014	BOA	EUR	(7,320)	(10,070)	(165)
USD/EUR	02/05/2014	GSC	EUR	(21,432)	(29,484)	(395)
USD/EUR	02/05/2014	GSC	EUR	(1,280)	(1,761)	(40)
USD/EUR	02/12/2014	SCB	EUR	(4,279)	(5,887)	(111)
USD/EUR	02/12/2014	SCB	EUR	(6,036)	(8,303)	(8)
USD/EUR	02/12/2014	SCB	EUR	(4,568)	(6,284)	(80)
USD/EUR	02/12/2014	SCB	EUR	(2,682)	(3,690)	2
USD/EUR	02/12/2014	SCB	EUR	(3,212)	(4,419)	9
USD/EUR	02/19/2014	BOA	EUR	(1,090)	(1500)	(20)
USD/EUR	02/26/2014	DUB	EUR	(4,532)	(6,235)	(117)
USD/EUR	02/26/2014	DUB	EUR	(1,530)	(2,105)	—
USD/EUR	02/26/2014	DUB	EUR	(113)	(155)	—
USD/EUR	02/27/2014	BOA	EUR	(3,043)	(4,186)	(117)
USD/EUR	02/27/2014	GSC	EUR	(194)	(267)	(6)
USD/EUR	03/04/2014	GSC	EUR	(1,010)	(1,389)	(1)
USD/GBP	01/15/2014	GSC	GBP	(12,153)	(20,124)	(766)
USD/IDR	06/17/2014	SCB	IDR	(6,531,083)	(520)	16
USD/IDR	08/20/2014	SCB	IDR	(53,816,693)	(4,231)	393
USD/JPY	02/03/2014	GSC	JPY	(211,568)	(2,009)	145
USD/JPY	02/03/2014	GSC	JPY	(302,728)	(2,875)	208
USD/JPY	02/18/2014	GSC	JPY	(2,296,642)	(21,813)	1,195
USD/JPY	02/18/2014	GSC	JPY	(201,515)	(1,914)	23
USD/JPY	02/18/2014	GSC	JPY	(172,264)	(1,636)	84
USD/JPY	03/17/2014	BOA	JPY	(452,250)	(4,296)	108
USD/MXN	03/10/2014	CGM	MXN	(12,720)	(969)	1
USD/NZD	02/28/2014	JPM	NZD	(9,542)	(7,817)	(49)
USD/RUB	05/16/2014	BNP	RUB	(252,109)	(7,502)	(53)
USD/RUB	05/16/2014	BOA	RUB	(254,855)	(7,584)	(49)
USD/RUB	05/16/2014	SCB	RUB	(26,495)	(788)	(2)
USD/RUB	05/27/2014	BOA	RUB	(1,802,790)	(53,550)	288
USD/RUB	05/27/2014	JPM	RUB	(226,921)	(6,741)	(37)
USD/RUB	05/27/2014	MSC	RUB	(475,563)	(14,126)	(79)
USD/RUB	05/27/2014	JPM	RUB	(40,957)	(1,217)	(3)
USD/SGD	02/24/2014	JPM	SGD	(3,622)	(2,870)	(9)
USD/TRY	01/07/2014	DUB	TRY	(949)	(441)	29
USD/ZAR	01/08/2014	JPM	ZAR	(53,813)	(5,126)	154
USD/ZAR	03/10/2014	SCB	ZAR	(67,441)	(6,368)	(6)
					$(190,404)	$(2,418)

Schedule of Interest Rate Swap Agreements

Counterparty	Floating Rate Index	Fund Paying / Receiving Floating Rate	Fixed Rate	Expiration Date	Notional Amount(1)		Premiums Paid / (Received)	Unrealized Appreciation / (Depreciation)
Over the Counter Interest Rate Swap Agreements
BOA	3-Month Poland Warsaw Interbank Rate	Paying	2.73%	05/27/2018	PLN	72,500	$—	$(487)
BOA	Sinacofi Chile Interbank Rate	Receiving	4.80%	05/10/2018	CLP	3,021,140	—	(22)
BOA	Sinacofi Chile Interbank Rate	Receiving	4.76%	05/13/2018	CLP	1,900,831	—	(8)
CIT	3-Month New Zealand Bank Bill Forward Rate Agreement	Paying	4.22%	10/23/2017	NZD	12,465	—	(50)
CIT	6-Month Australian Bank Bill Short Term Rate	Paying	4.31%	07/18/2023	AUD	10,747	—	(104)
DUB	Sinacofi Chile Interbank Rate	Receiving	4.78%	05/10/2018	CLP	3,068,600	—	(18)
DUB	Sinacofi Chile Interbank Rate	Receiving	4.70%	05/13/2018	CLP	2,458,670	—	1
DUB	Sinacofi Chile Interbank Rate	Receiving	4.74%	05/14/2018	CLP	920,972	—	(3)

See accompanying Notes to Financial Statements.

Counterparty	Floating Rate Index	Fund Paying / Receiving Floating Rate	Fixed Rate	Expiration Date	Notional Amount(1)		Premiums Paid / (Received)	Unrealized Appreciation / (Depreciation)
Over the Counter Interest Rate Swap Agreements (continued)
JPM	3-Month New Zealand Bank Bill Forward Rate Agreement	Paying	4.70%	10/08/2016	NZD	45,000	$—	$(49)
JPM	3-Month New Zealand Bank Bill Forward Rate Agreement	Paying	4.74%	10/11/2016	NZD	47,000	—	(37)
JPM	3-Month New Zealand Bank Bill Forward Rate Agreement	Paying	4.06%	06/04/2023	NZD	1,890	—	(136)
							$—	$(913)

Counterparty	Floating Rate Index	Fund Receiving Floating Rate	Fixed Rate	Expiration Date	Notional Amount(1)		Unrealized (Depreciation)
Centrally Cleared Interest Rate Swap Agreements
N/A	6-Month Budapest Interbank Offered Rate	Receiving	4.57%	11/14/2018	HUF	569,000	$(56)
N/A	6-Month Budapest Interbank Offered Rate	Receiving	4.43%	11/15/2018	HUF	730,000	(52)
							$(108)

Schedule of Over the Counter Cross-Currency Swap Agreements

Counterparty	Receive Rate(8)	Pay Rate(8)	Expiration Date	Notional Amount Received(1)		Notional Amount Delivered(1)		Unrealized Appreciation
BOA	Fixed rate of 2.08%	Sinacofi Chile Interbank Rate	05/13/2018	CLF	83	CLP	1,900,831	$90
BOA	Fixed rate of 2.10%	Sinacofi Chile Interbank Rate	05/10/2018	CLF	132	CLP	3,021,140	158
DUB	Fixed rate of 2.05%	Sinacofi Chile Interbank Rate	05/13/2018	CLF	107	CLP	2,458,670	113
DUB	Fixed rate of 2.09%	Sinacofi Chile Interbank Rate	05/10/2018	CLF	134	CLP	3,068,600	149
DUB	Fixed rate of 2.11%	Sinacofi Chile Interbank Rate	05/14/2018	CLF	40	CLP	920,972	47
JPM	3-Month USD LIBOR	Fixed rate of 5.85%	01/06/2021		9,387	TRY	17,366	2,484
JPM	3-Month USD LIBOR	Fixed rate of 7.86%	07/21/2021		7,142	TRY	13,678	1,086
								$4,127

Schedule of Credit Default Swap Agreements

Counterparty	Reference Obligation	Implied Credit Spread(4)	Fixed Received / Pay Rate(7)	Expiration Date	Notional Amount(1), (6)	Value(5)	Premiums Paid / (Received)	Unrealized Appreciation / (Depreciation)
Over the Counter Credit Default Swap Agreements
Credit default swap agreements - sell protection (3)
GSI	Republic of South Africa, 5.50%, 03/09/2020	1.97%	1.00%	12/20/2018	$(10,000)	$(453)	$(501)	$53
JPM	Republic of South Africa, 5.50%, 03/09/2020	1.84%	1.00%	06/20/2018	(20,000)	(709)	(516)	(187)
BNP	Republic of Turkey, 11.88%, 01/15/2030	2.84%	1.00%	06/20/2023	(2,000)	(275)	(120)	(154)
BNP	Republic of Turkey, 11.88%, 01/15/2030	2.84%	1.00%	06/20/2023	(6,500)	(892)	(372)	(518)
					$(38,500)	$(2,329)	$(1,509)	$(806)

Credit default swap agreements - purchase protection (2)

GSI	Central Bank of Tunisia, 8.25%, 09/19/2027	N/A	1.00%	06/20/2018	$3,200	$360	$424	$(64)
BNP	Federated Republic of Brazil, 12.25%, 03/06/2030	N/A	1.00%	06/20/2023	7,600	803	510	292
BNP	Federated Republic of Brazil, 12.25%, 03/06/2030	N/A	1.00%	06/20/2023	933	99	43	55
CIT	iTraxx Asia ex-Japan IG Index	N/A	1.00%	06/20/2018	1,200	1	39	(38)
DUB	iTraxx Asia ex-Japan IG Index	N/A	1.00%	06/20/2018	10,000	10	320	(313)
JPM	iTraxx Asia ex-Japan IG Index	N/A	1.00%	06/20/2018	1,516	2	27	(26)
JPM	iTraxx Asia ex-Japan IG Index	N/A	1.00%	06/20/2018	2,714	3	48	(46)
GSI	iTraxx Europe Senior Series 20	N/A	1.00%	12/20/2018	8,058	(50)	156	(208)
JPM	iTraxx Europe Subordinated Series 20	N/A	5.00%	12/20/2018	2,674	(470)	(368)	(107)
JPM	iTraxx Europe Subordinated Series 20	N/A	5.00%	12/20/2018	8,580	(1,509)	(1,196)	(327)
DUB	Kingdom of Thailand, 7.07%, 09/30/2013	N/A	1.00%	06/20/2018	4,900	28	(36)	62
JPM	Kingdom of Thailand, 7.07%, 09/30/2013	N/A	1.00%	06/20/2018	4,250	24	(15)	37
GSI	Lebanese Republic, 11.63%, 05/11/2016	N/A	1.00%	06/20/2018	17,491	1,893	2,422	(534)
JPM	People’s Republic of China, 4.25%, 10/28/2014	N/A	1.00%	06/20/2018	11,250	(170)	(143)	(31)
BNP	Republic of Colombia, 10.38%, 01/28/2033	N/A	1.00%	06/20/2023	1,144	57	28	28
DUB	Republic of Colombia, 10.38%, 01/28/2033	N/A	1.00%	06/20/2023	7,220	357	239	117
BNP	Republic of Croatia, 5.00%, 04/15/2014	N/A	1.00%	06/20/2018	2,000	180	170	9

See accompanying Notes to Financial Statements.

Counterparty	Reference Obligation	Implied Credit Spread(4)	Fixed Received / Pay Rate(7)	Expiration Date	Notional Amount(1), (6)	Value(5)	Premiums Paid / (Received)	Unrealized Appreciation / (Depreciation)
Over the Counter Credit Default Swap Agreements (continued)
Credit default swap agreements - purchase protection (2) (continued)
BNP	Republic of Croatia, 5.00%, 04/15/2014	N/A	1.00%	06/20/2018	$700	$63	$57	$6
BNP	Republic of Croatia, 5.00%, 04/15/2014	N/A	1.00%	06/20/2018	7,900	711	715	(7)
CIT	Republic of Croatia, 5.00%, 04/15/2014	N/A	1.00%	06/20/2018	690	62	57	5
GSI	Republic of Lebanon, 11.63%, 05/11/2016	N/A	5.00%	12/20/2018	228	(12)	(12)	—
GSI	Republic of Lebanon, 11.63%, 05/11/2016	N/A	5.00%	12/20/2018	245	(12)	(13)	—
GSI	Republic of South Africa, 5.50%, 03/09/2020	N/A	1.00%	12/20/2023	13,500	1,686	1,769	(88)
JPM	Republic of South Africa, 5.50%, 03/09/2020	N/A	1.00%	06/20/2023	20,000	2,366	1,838	522
CIT	Republic of Venezuela, 9.25%, 09/15/2027	N/A	5.00%	06/20/2018	1,305	278	153	122
DUB	Republic of Venezuela, 10.75%, 09/19/2013	N/A	5.00%	06/20/2018	226	48	38	10
DUB	Republic of Venezuela, 9.25%, 09/15/2027	N/A	5.00%	06/20/2018	57	12	7	5
DUB	Republic of Venezuela, 9.25%, 09/15/2027	N/A	5.00%	06/20/2023	1,185	329	317	10
GSI	Republic of Venezuela, 9.25%, 09/15/2027	N/A	5.00%	06/20/2023	630	175	144	30
BNP	Russian Federation, 7.50%, 03/31/2030	N/A	1.00%	06/20/2023	1,500	131	117	14
BNP	Russian Federation, 7.50%, 03/31/2030	N/A	1.00%	06/20/2023	6,500	569	489	78
DUB	Russian Federation, 7.50%, 03/31/2030	N/A	1.00%	06/20/2018	9,906	198	182	12
GSI	State of Qatar, 9.75%, 06/15/2030	N/A	1.00%	12/20/2023	2,506	(1)	4	(7)
GSI	State of Qatar, 9.75%, 06/15/2030	N/A	1.00%	12/20/2023	700	—	2	(3)
BNP	United Mexican States, 5.95%, 03/19/2019	N/A	1.00%	06/20/2023	7,200	212	207	2
BNP	United Mexican States, 5.95%, 03/19/2019	N/A	1.00%	06/20/2023	1,211	36	27	8
					$170,919	$8,469	$8,766	$(375)

Schedule of Over the Counter Total Return Swap Agreements

Counterparty		Reference Entity	Expiration Date	Notional Amount(1)		Unrealized Appreciation
Total return swap agreements — receiving return
CIT	*	KOSPI 200 Future	03/13/2014	KRW	2,100,250	$24
CIT	*	KOSPI 200 Future	03/13/2014	KRW	6,230,258	137
						$161
Total return swap agreements — paying return

JPM	*	WIG20 Index Future	03/21/2014	PLN	(4,380)	$16
JPM	*	WIG20 Index Future	03/21/2014	PLN	(8,384)	20
						$36

(1)Notional amount is stated in USD unless otherwise noted.

(2)If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the referenced obligation agreement and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay the buyer of protection an amount equal to the notional amount of the referenced obligation and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the reference obligation or underlying securities comprising the referenced index.

(4)Implied credit spreads, represented in absolute terms, utilized in determining the value of credit default swap agreements on corporate issues and sovereign issues serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative.  The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement.  Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the applicable agreement.

(5)The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs is limited to the total notional amount which is defined under the terms of each swap agreement.

(7)If the Fund is a buyer of protection, the Fund pays the fixed rate.  If the Fund is a seller of protection, the Fund receives the fixed rate.

(8)Payments delivered or received are based on the notional amount.

*Swap agreement fair valued in good faith in accordance with procedures approved by the Trust’s Board of Trustees.  Fair valued securities may be classified as Level 2 or Level 3 for FASB ASC Topic 820 “Fair Value Measurements and Disclosures” based on the applicable valuation inputs.  See FASB ASC Topic 820 note in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

	Shares/Par †	Value
Curian/Epoch Global Shareholder Yield Fund
COMMON STOCKS - 97.1%
CONSUMER DISCRETIONARY - 7.7%
Comcast Corp. - Special Class A	4	$220
Compass Group Plc	12	198
Daimler AG	5	474
Mattel Inc.	8	382
McDonald’s Corp.	2	216
Pearson Plc	16	355
Regal Entertainment Group - Class A (a)	13	252
Shaw Communications Inc. - Class B	13	305
Time Warner Inc.	3	205
		2,607
CONSUMER STAPLES - 12.5%
Altria Group Inc.	15	594
Anheuser-Busch InBev NV	2	200
British American Tobacco Plc	4	238
Coca-Cola Co.	4	160
Diageo Plc - ADR	1	169
Imperial Tobacco Group Plc	16	621
Kimberly-Clark Corp.	3	303
Lorillard Inc.	11	546
Nestle SA	3	201
PepsiCo Inc.	2	173
Philip Morris International Inc.	4	369
Reynolds American Inc.	10	489
WM Morrison Supermarkets Plc	40	172
		4,235
ENERGY - 9.3%
ConocoPhillips	4	305
Diamond Offshore Drilling Inc.	6	323
Enterprise Products Partners LP	4	264
Kinder Morgan Energy Partners LP	6	451
MarkWest Energy Partners LP	3	220
Royal Dutch Shell Plc - ADR - Class A	7	515
Statoil ASA	11	266
Targa Resources Partners LP	4	203
Total SA	10	615
		3,162
FINANCIALS - 8.1%
Arthur J. Gallagher & Co.	4	198
CME Group Inc.	5	383
Commonwealth Bank of Australia	3	183
Health Care REIT Inc.	9	476
Muenchener Rueckversicherungs AG	2	475
SCOR SE	10	359
Svenska Handelsbanken AB - Class A	4	192
Wells Fargo & Co.	6	259
Westpac Banking Corp.	8	227
		2,752
HEALTH CARE - 7.9%
AbbVie Inc.	5	265
AstraZeneca Plc - ADR	11	625
GlaxoSmithKline Plc	19	504
Johnson & Johnson	2	189
Merck & Co. Inc.	5	236
Novartis AG	4	342
Roche Holding AG	1	236
Sanofi	3	272
		2,669
INDUSTRIALS - 10.6%
BAE Systems Plc	74	531
Corrections Corp. of America	10	317
Deere & Co.	2	180
Deutsche Post AG	5	200
Emerson Electric Co.	4	264
Honeywell International Inc.	2	209
Lockheed Martin Corp.	3	486
Orkla ASA	36	281
RR Donnelley & Sons Co.	15	307
Vinci SA	9	610
Waste Management Inc.	4	192
		3,577
INFORMATION TECHNOLOGY - 3.6%
Apple Inc.	1	286
Automatic Data Processing Inc.	3	215
KLA-Tencor Corp.	4	272
Microchip Technology Inc. (a)	6	249
Microsoft Corp.	5	204
		1,226
MATERIALS - 5.7%
BASF SE	4	476
BHP Billiton Ltd.	7	248
Dow Chemical Co.	7	300
EI Du Pont de Nemours & Co.	3	204
Potash Corp. of Saskatchewan Inc.	8	257
Yara International ASA	11	455
		1,940
TELECOMMUNICATION SERVICES - 14.6%
AT&T Inc.	11	391
BCE Inc.	14	597
CenturyTel Inc. (a)	14	436
Deutsche Telekom AG	36	612
Philippine Long Distance Telephone Co. - ADR	3	190
Rogers Communications Inc. - Class B	6	251
Swisscom AG	1	580
Telstra Corp. Ltd.	99	466
Verizon Communications Inc.	8	387
Vivendi SA	13	355
Vodafone Group Plc	178	700
		4,965
UTILITIES - 17.1%
Ameren Corp.	11	390
Centrica Plc	62	359
Dominion Resources Inc.	3	179
Duke Energy Corp.	8	529
Electricite de France SA	14	498
Integrys Energy Group Inc.	4	195
National Grid Plc	46	596
PPL Corp.	16	486
Severn Trent Plc	8	227
Southern Co.	11	434
SSE Plc	22	496
TECO Energy Inc.	23	400
Terna Rete Elettrica Nazionale SpA	111	555
United Utilities Group Plc	40	442
		5,786

Total Common Stocks (cost $30,157)		32,919

SHORT TERM INVESTMENTS - 5.7%
Investment Company - 3.1%
JNL Money Market Fund, 0.01% (b) (c)	1,067	1,067

See accompanying Notes to Financial Statements.

	Shares/Par †	Value
Securities Lending Collateral - 2.6%
Repurchase Agreement with CSI, 0.00% (Collateralized by $33 U.S. Treasury Note Strip, due 03/31/14-05/15/19, value $31, and $2,426 U.S. Treasury Bond Strip, due 02/15/36-08/15/43, value $857) acquired on 12/31/13, due 01/02/14 at $871	$871	871

Total Short Term Investments (cost $1,938)		1,938
Total Investments - 102.8% (cost $32,095)		34,857
Other Assets and Liabilities, Net - (2.8%)		(941)
Total Net Assets - 100.0%		$33,916

(a)                                 All or portion of the security was on loan.

(b)                                 Investment in affiliate.

(c)                                  Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2013.

Investments by Country*	Percentage of Total Long-Term Investments
Australia	3.4%
Belgium	0.6
Canada	4.3
France	8.2
Germany	6.8
Italy	1.7
Netherlands	1.6
Norway	3.0
Philippines	0.6
Sweden	0.6
Switzerland	4.1
United Kingdom	18.9
United States	46.2
Total Long-Term Investments	100.0%

*       The country table is presented for this Fund because its strategy includes investment in non-U.S. securities as deemed significant by the Fund’s Adviser and the Fund does  not present the Schedule of Investments by country.

	Shares/Par †	Value
Curian/FAMCO Flex Core Covered Call Fund
COMMON STOCKS - 98.7%
CONSUMER DISCRETIONARY - 11.9%
Home Depot Inc.	39	$3,220
McDonald’s Corp.	30	2,911
Whirlpool Corp.	20	3,137
		9,268
CONSUMER STAPLES - 22.9%
CVS Caremark Corp.	24	1,725
Dr. Pepper Snapple Group Inc.	35	1,710
General Mills Inc.	30	1,497
Kimberly-Clark Corp.	19	1,985
Kraft Foods Group Inc.	29	1,569
Mondelez International Inc. - Class A	52	1,839
PepsiCo Inc.	35	2,911
Philip Morris International Inc.	25	2,187
Wal-Mart Stores Inc.	30	2,361
		17,784
ENERGY - 13.4%
Chevron Corp.	35	4,384
ConocoPhillips	25	1,780
Schlumberger Ltd.	18	1,622
Transocean Ltd.	54	2,669
		10,455
HEALTH CARE - 11.0%
Baxter International Inc.	33	2,288
Johnson & Johnson	28	2,574
Pfizer Inc.	120	3,682
		8,544
INDUSTRIALS - 18.3%
General Electric Co.	100	2,806
Honeywell International Inc.	26	2,376
Lockheed Martin Corp.	13	1,947
Union Pacific Corp.	25	4,217
United Technologies Corp.	25	2,856
		14,202
INFORMATION TECHNOLOGY - 12.8%
Apple Inc.	5	2,806
Cisco Systems Inc.	109	2,438
EMC Corp.	54	1,361
QUALCOMM Inc.	45	3,341
		9,946
MATERIALS - 2.9%
Dow Chemical Co.	50	2,224

TELECOMMUNICATION SERVICES - 5.5%
AT&T Inc.	65	2,289
Verizon Communications Inc.	40	1,970
		4,259
Total Common Stocks (cost $68,389)		76,682

SHORT TERM INVESTMENTS - 3.9%
Investment Company - 3.9%
JNL Money Market Fund, 0.01% (a) (b)	3,016	3,016

Total Short Term Investments (cost $3,016)		3,016
Total Investments - 102.6% (cost $71,405)		79,698
Other Assets and Liabilities, Net - (2.6%)		(2,035)
Total Net Assets - 100.0%		$77,663

(a)           Investment in affiliate.

(b)           Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2013.

See accompanying Notes to Financial Statements.

Curian Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands, except contracts)

December 31, 2013

Curian/FAMCO Flex Core Covered Call Fund (continued)

Schedule of Written Call Options

	Expiration Date	Exercise Price	Contracts	Value
Options on Securities
Apple Inc.	01/18/2014	575.00	50	$(29)
AT&T Inc.	01/18/2014	36.00	175	(1)
AT&T Inc.	02/22/2014	36.00	476	(13)
Baxter International Inc.	02/22/2014	70.00	144	(22)
Baxter International Inc.	05/17/2014	72.50	185	(29)
Chevron Corp.	01/18/2014	125.00	351	(51)
Cisco Systems Inc.	02/22/2014	23.00	610	(33)
Cisco Systems Inc.	02/22/2014	22.00	476	(48)
ConocoPhillips	02/22/2014	72.50	252	(22)
CVS Caremark Corp.	02/22/2014	72.50	18	(3)
CVS Caremark Corp.	05/17/2014	72.50	223	(60)
Dow Chemical Co.	02/22/2014	46.00	190	(19)
Dow Chemical Co.	03/22/2014	45.00	311	(57)
EMC Corp.	04/19/2014	27.00	541	(25)
General Electric Co.	04/19/2014	29.00	801	(47)
General Mills Inc.	01/18/2014	52.50	278	(2)
Home Depot Inc.	02/22/2014	82.50	29	(6)
Home Depot Inc.	05/17/2014	82.50	362	(132)
Honeywell International Inc.	01/18/2014	90.00	241	(51)
Honeywell International Inc.	02/22/2014	92.50	19	(3)
Johnson & Johnson	01/18/2014	92.50	158	(8)
Johnson & Johnson	04/19/2014	95.00	123	(14)
Kimberly-Clark Corp.	04/19/2014	115.00	116	(5)
Kimberly-Clark Corp.	04/19/2014	110.00	14	(2)
Kraft Foods Group Inc.	03/22/2014	55.00	291	(33)
Lockheed Martin Corp.	03/22/2014	145.00	131	(89)
McDonald’s Corp.	01/18/2014	100.00	278	(3)
McDonald’s Corp.	02/22/2014	97.50	22	(4)
Mondelez International Inc.	01/18/2014	35.00	280	(20)
Mondelez International Inc.	02/22/2014	35.00	241	(29)
PepsiCo Inc.	01/18/2014	90.00	67	—
PepsiCo Inc.	04/19/2014	85.00	284	(40)
Pfizer Inc.	01/18/2014	32.00	566	(2)
Pfizer Inc.	01/18/2014	31.00	400	(7)
Pfizer Inc.	02/22/2014	33.00	147	(1)
Pfizer Inc.	02/22/2014	31.00	89	(4)
Philip Morris International Inc.	01/18/2014	90.00	232	(3)
Philip Morris International Inc.	02/22/2014	87.50	19	(3)
QUALCOMM Inc.	01/18/2014	75.00	450	(28)
Schlumberger Ltd.	01/18/2014	92.50	13	(1)
Schlumberger Ltd.	01/18/2014	95.00	167	(6)
Transocean Ltd.	01/18/2014	55.00	200	(2)
Transocean Ltd.	02/22/2014	52.50	340	(22)
Union Pacific Corp.	05/17/2014	170.00	251	(144)
United Technologies Corp.	02/22/2014	115.00	19	(4)
United Technologies Corp.	05/17/2014	120.00	232	(41)
Verizon Communication Inc.	01/18/2014	50.00	152	(3)
Verizon Communication Inc.	02/22/2014	50.00	249	(16)
Wal-Mart Stores Inc.	01/18/2014	80.00	278	(6)
Wal-Mart Stores Inc.	02/22/2014	80.00	22	(2)
Whirlpool Corp.	02/22/2014	160.00	200	(121)
			11,763	$(1,316)

See accompanying Notes to Financial Statements.

Summary of Written Call Options

	Contracts	Premiums
Options outstanding at December 31, 2012	5,410	$966
Options written during the year	74,241	11,684
Options closed during the year	(61,186)	(10,448)
Options exercised during the year	(784)	(44)
Options expired during the year	(5,918)	(586)
Options outstanding at December 31, 2013	11,763	$1,572

See accompanying Notes to Financial Statements.

Curian Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2013

	Shares/Par †	Value
Curian Focused International Equity Fund
COMMON STOCKS - 95.6%
ARGENTINA - 1.9%
MercadoLibre Inc.	2	$164

BRAZIL - 2.7%
BRF SA - ADR	11	228

CANADA - 8.4%
Canadian National Railway Co.	6	346
Canadian Pacific Railway Co.	2	368
		714
CHINA - 7.2%
Sun Art Retail Group Ltd.	183	259
Tencent Holdings Ltd.	6	352
		611
DENMARK - 7.2%
Novo-Nordisk A/S - ADR	2	346
Novozymes A/S - Class B	6	269
		615
FRANCE - 2.1%
LVMH Moet Hennessy Louis Vuitton SA	1	177

IRELAND - 3.7%
Covidien Plc	5	315

JAPAN - 5.9%
Fanuc Ltd.	1	257
Sysmex Corp.	4	242
		499
MEXICO - 2.2%
Wal-Mart de Mexico SAB de CV - Class V	70	183

NETHERLANDS - 10.2%
ASML Holding NV - ADR	4	342
Core Laboratories NV	1	273
Sensata Technologies Holding NV (a)	7	253
		868
PORTUGAL - 1.8%
Jeronimo Martins SGPS SA	8	152

SOUTH AFRICA - 1.9%
Shoprite Holdings Ltd.	10	164

SPAIN - 3.8%
Inditex SA	2	325

SWEDEN - 3.6%
Svenska Cellulosa AB - Class B	10	304

SWITZERLAND - 11.5%
ACE Ltd.	3	361
Nestle SA	4	309
SGS SA	—	311
		981
TAIWAN - 4.5%
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR	22	384

UNITED KINGDOM - 5.8%
ARM Holdings Plc - ADR	4	237
ASOS Plc (a)	3	261
		498
UNITED STATES OF AMERICA - 11.2%
Coca-Cola Enterprises Inc.	7	305
Lazard Ltd. - Class A	7	328
Perrigo Co. Plc	2	321
		954
Total Common Stocks (cost $7,809)		8,136

SHORT TERM INVESTMENTS - 4.3%

Investment Company - 4.3%
JNL Money Market Fund, 0.01% (b) (c)	367	367
Total Short Term Investments (cost $367)		367

Total Investments - 99.9% (cost $8,176)		8,503
Other Assets and Liabilities, Net - 0.1%		8
Total Net Assets - 100.0%		$8,511

(a)         Non-income producing security.

(b)         Investment in affiliate.

(c)          Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2013.

Curian Focused U.S. Equity Fund
COMMON STOCKS - 96.1%
CONSUMER DISCRETIONARY - 19.6%
Cabela’s Inc. - Class A (a)	5	$334
Carnival Plc	5	207
Columbia Sportswear Co.	2	170
Dollar Tree Inc. (a)	2	124
Smith & Wesson Holding Corp. (a)	24	325
Sturm Ruger & Co. Inc.	3	255
		1,415
CONSUMER STAPLES - 6.8%
Hershey Co.	2	203
Lorillard Inc.	6	292
		495
ENERGY - 6.1%
Atwood Oceanics Inc. (a)	5	249
ConocoPhillips	3	195
		444
FINANCIALS - 21.1%
Berkshire Hathaway Inc. - Class B (a)	3	386
BlackRock Inc.	1	317
Cincinnati Financial Corp.	4	210
MBIA Inc. (a)	17	201
Wells Fargo & Co.	9	413
		1,527
HEALTH CARE - 2.8%
Pfizer Inc.	7	205

INDUSTRIALS - 15.7%
Alliant Techsystems Inc.	2	246
Cintas Corp.	4	224
FedEx Corp.	2	237
General Dynamics Corp.	2	207
Old Dominion Freight Line Inc. (a)	4	220
		1,134
INFORMATION TECHNOLOGY - 12.3%
Advent Software Inc.	6	213
Corning Inc.	17	308
EMC Corp.	7	183
International Business Machines Corp.	1	187
		891

See accompanying Notes to Financial Statements.

	Shares/Par †	Value
MATERIALS - 11.7%
Albemarle Corp.	6	391
NewMarket Corp.	1	457
		848
Total Common Stocks (cost $6,447)		6,959

SHORT TERM INVESTMENTS - 3.8%

Investment Company - 3.8%
JNL Money Market Fund, 0.01% (b) (c)	273	273
Total Short Term Investments (cost $273)		273

Total Investments - 99.9% (cost $6,720)		7,232
Other Assets and Liabilities, Net - 0.1%		7
Total Net Assets - 100.0%		$7,239

(a)         Non-income producing security.

(b)         Investment in affiliate.

(c)          Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2013.

Curian/Franklin Templeton Frontier Markets Fund
COMMON STOCKS - 92.0%
ARGENTINA - 2.8%
Adecoagro SA (a)	81	653
Tenaris SA - ADR	21	$896
Ternium SA - ADR	102	3,205
		4,754
CANADA - 1.4%
First Quantum Minerals Ltd.	50	900
Gran Tierra Energy Inc. (a)	194	1,422
		2,322
COLOMBIA - 2.6%
BanColombia SA - ADR	27	1,299
Pacific Rubiales Energy Corp.	177	3,052
		4,351
EGYPT - 3.2%
Alexandria Mineral Oils Co.	104	962
Eastern Tobacco	46	770
Egyptian International Pharmaceutical Industrial Co.	162	1,004
Global Telecom Holding - GDR (a) (b)	483	1,622
Maridive & Oil Services SAE (a)	278	278
Telecom Egypt Co.	295	629
		5,265
GEORGIA - 2.1%
Bank of Georgia Holdings Plc	90	3,574

JORDAN - 0.5%
Arab Potash Co.	9	374
Jordan Phosphate Mines	40	402
		776
KAZAKHSTAN - 5.2%
Kazakhmys Plc (c)	332	1,204
KazMunaiGas Exploration Production JSC - GDR	319	5,003
KCell JSC - GDR (d)	50	849
KCell JSC - GDR (b)	91	1,550
		8,606
KENYA - 4.1%
British American Tobacco Kenya Ltd.	252	1,753
East African Breweries Ltd.	423	1,421
Equity Bank Ltd.	4,425	1,577
Safaricom Ltd.	15,957	2,006
		6,757
KUWAIT - 2.0%
Mobile Telecommunications Co. KSC	1,345	3,286

LEBANON - 0.4%
BLOM Bank SAL - GDR (b)	85	738

MALAWI - 0.0%
Press Corp. Ltd. - GDR (b) (e)	3	45

MAURITIUS - 1.8%
Mauritius Commercial Bank	361	2,522
New Mauritius Hotels Ltd.	159	469
		2,991
MONGOLIA - 0.1%
Mongolian Mining Corp. (a) (c)	1,517	202

NETHERLANDS - 0.5%
Nostrum Oil & Gas LP - GDR (b)	60	783

NIGERIA - 11.4%
FBN Holdings Plc	40,500	4,133
Guinness Nigeria Plc	527	777
Nigerian Breweries Plc	740	777
UAC of Nigeria Plc	8,445	3,538
United Bank for Africa Plc	67,700	3,767
Zenith Bank Plc	35,276	6,054
		19,046
OMAN - 2.2%
BankMuscat SAOG	2,186	3,611

PAKISTAN - 1.2%
Fauji Fertilizer Co. Ltd.	1,555	1,655
Indus Motor Co. Ltd.	115	364
		2,019
PANAMA - 4.3%
Cable & Wireless Communications Plc	4,401	4,107
Copa Holdings SA - Class A	19	3,066
		7,173
PERU - 3.2%
Cia de Minas Buenaventura SA - ADR	198	2,227
Credicorp Ltd.	14	1,858
Intercorp Financial Services Inc. (b)	39	1,215
		5,300
QATAR - 10.5%
Commercial Bank of Qatar QSC	185	3,595
Industries Qatar QSC	153	7,092
Ooredoo QSC	179	6,732
		17,419
ROMANIA - 6.0%
Banca Transilvania (a)	5,426	2,754
OMV Petrom SA	45,723	6,607
Societatea Nationala de Gaze Naturale ROMGAZ SA (d)	56	587
		9,948
SENEGAL - 0.8%
Sonatel	30	1,278

See accompanying Notes to Financial Statements.

	Shares/Par †	Value
SOUTH AFRICA - 3.1%
MTN Group Ltd.	253	5,246

SOUTH KOREA - 1.9%
Youngone Corp.	80	3,227

TOGO - 1.1%
Ecobank Transnational Inc.	18,276	1,851

UKRAINE - 4.7%
Ferrexpo Plc	1,042	3,311
Kernel Holding SA (a)	48	609
MHP SA - GDR (b)	227	3,873
		7,793
UNITED ARAB EMIRATES - 6.6%
Agthia Group PJSC	284	342
Aramex PJSC	1,252	1,036
Dragon Oil Plc	564	5,300
First Gulf Bank PJSC	850	4,361
		11,039
UNITED KINGDOM - 1.1%
African Minerals Ltd (a)	535	1,763

VIETNAM - 4.4%
DHG Pharmaceutical JSC	109	587
Dong Phu Rubber JSC	123	274
FPT Corp.	95	213
Hoa Phat Group JSC	349	681
Imexpharm Pharmaceutical JSC	116	206
PetroVietnam Drilling and Well Services JSC	802	2,321
PetroVietnam Fertilizer & Chemicals JSC	742	1,461
PetroVietnam Technical Service JSC	1,572	1,513
Viet Nam Dairy Products JSC	20	128
		7,384
ZIMBABWE - 2.8%
Delta Corp. Ltd.	2,260	3,165
Econet Wireless Zimbabwe Ltd. (a)	2,540	1,524
		4,689
Total Common Stocks (cost $132,849)		153,236

PARTICIPATORY NOTES - 6.3%

SAUDI ARABIA - 6.3%
Deutsche Bank AG Participatory Note (Al Tayyar Travel Group) (d) (e)	$31	892
Deutsche Bank AG Participatory Note (Etihad Etisalat Co.) (d) (e)	31	704
Deutsche Bank AG Participatory Note (Saudi Basic Industries Corp.) (d) (e)	54	1,599
Deutsche Bank AG Participatory Note (Saudi Ceramic Co.) (d) (e)	24	726
Deutsche Bank AG Participatory Note (Saudi Dairy & Foodstuff Co.) (d) (e)	10	227
HSBC Bank Plc Participatory Note (Al Mouwasat Medical Services) (d) (e)	13	311
HSBC Bank Plc Participatory Note (Etihad Etisalat Co.) (d) (e)	146	3,337
HSBC Bank Plc Participatory Note (Samba Financial Group) (d) (e)	54	715
HSBC Bank Plc Participatory Note (Saudi Basic Industries Corp.) (d) (e)	66	1,969
Total Participatory Notes (cost $8,539)		10,480

SHORT TERM INVESTMENTS - 2.2%

Investment Company - 1.4%
JNL Money Market Fund, 0.01% (f) (g)	2,357	2,357
Securities Lending Collateral - 0.8%
Repurchase Agreement with BCL, 0.01% (Collateralized by $306 U.S. Treasury Note, 1.00%, due 08/31/16, value $310, $335 U.S. Treasury Note, 0.38%, due 03/15/16, value $334, and $632 U.S. Treasury Bond Strip, due 02/15/22-05/15/32, value $375) acquired on 12/31/13, due 01/02/14 at $1,000	$1,000	1,000
Repurchase Agreement with CSI, 0.00% (Collateralized by $14 U.S. Treasury Note Strip, due 03/31/14-05/15/19, value $13, and $997 U.S. Treasury Bond Strip, due 02/15/36-08/15/43, value $352) acquired on 12/31/13, due 01/02/14 at $358	358	358
		1,358
Total Short Term Investments (cost $3,715)		3,715

Total Investments - 100.5% (cost $145,103)		167,431
Other Assets and Liabilities, Net - (0.5%)		(843)
Total Net Assets - 100.0%		$166,588

(a)         Non-income producing security.

(b)         Security which is restricted to resale to institutional investors.  The Sub-Adviser has deemed these securities to be liquid based on procedures approved by the Trust’s Board of Trustees.  See Restricted Securities Note in these Schedules of Investments

(c)          All or portion of the security was on loan.

(d)         Rule 144A or Section 4(2) of the Securities Act of 1933 security which is restricted to resale to institutional investors.  The Sub-Adviser has deemed these securities to be liquid based on procedures approved by the Trust’s Board of Trustees. As of December 31, 2013, the value of Rule 144A and Section 4(2) liquid securities was $11,916.

(e)          Security fair valued in good faith in accordance with the procedures approved by the Trust’s Board of Trustees. Good faith fair valued securities may be classified as Level 2 or Level 3 for FASB ASC Topic 820 “Fair Value Measurements and Disclosures” based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to the Financial Statements.

(f)           Investment in affiliate.

(g)          Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2013.

See accompanying Notes to Financial Statements.

Restricted Securities - Restricted securities are often purchased in private placement transactions and cannot be sold without prior registration unless the sale is pursuant to an exemption under the Securities Act of 1933, as amended.  The following table details restricted securities that have been deemed liquid, held by the Fund at December 31, 2013.

	Initial Acquisition Date	Cost	Ending Value	Percent of Net Assets
BLOM Bank SAL - GDR	04/30/2013	$707	$738	0.5%
Global Telecom Holding - GDR	09/14/2012	1,447	1,622	1.0
Intercorp Financial Services Inc.	10/23/2012	1,231	1,215	0.7
KCell JSC - GDR	06/05/2013	1,426	1,550	0.9
MHP SA - GDR	09/13/2012	3,562	3,873	2.3
Nostrum Oil & Gas LP - GDR	10/16/2012	647	783	0.5
Press Corp. Ltd. - GDR	11/01/2012	42	45	—
		$9,062	$9,826	5.9%

See accompanying Notes to Financial Statements.

	Shares/Par †	Value
Curian/Franklin Templeton Natural Resources Fund
COMMON STOCKS - 94.1%
ENERGY - 73.3%
Alpha Natural Resources Inc. (a)	85	$607
Anadarko Petroleum Corp.	57	4,505
Antero Resources Corp. (a)	12	780
Apache Corp.	15	1,276
Baker Hughes Inc.	44	2,434
BP Plc - ADR	31	1,529
C&J Energy Services Inc. (a)	41	949
Cabot Oil & Gas Corp. - Class A	56	2,173
Cameron International Corp. (a)	35	2,063
Canadian Natural Resources Ltd.	62	2,088
Chevron Corp.	28	3,479
Cimarex Energy Co.	10	1,075
Cobalt International Energy Inc. (a)	84	1,386
Concho Resources Inc. (a)	10	1,048
Devon Energy Corp.	33	2,048
Diamondback Energy Inc. (a)	16	822
Dresser-Rand Group Inc. (a)	17	1,026
Dril-Quip Inc. (a)	7	797
EnCana Corp.	121	2,176
Ensco Plc - Class A	23	1,334
EQT Corp.	8	682
Exxon Mobil Corp.	50	5,080
FMC Technologies Inc. (a)	32	1,647
Forum Energy Technologies Inc. (a)	25	705
Gran Tierra Energy Inc. (a)	145	1,063
Halliburton Co.	63	3,206
Hess Corp.	15	1,270
HollyFrontier Corp.	28	1,399
Hornbeck Offshore Services Inc. (a)	14	677
Key Energy Services Inc. (a)	238	1,877
Kosmos Energy Ltd. (a)	67	752
Marathon Oil Corp.	71	2,510
Marathon Petroleum Corp.	5	482
Matador Resources Co. (a)	43	803
MEG Energy Corp. (a)	35	1,010
National Oilwell Varco Inc.	26	2,048
Noble Corp. plc	24	905
Noble Energy Inc.	34	2,285
Occidental Petroleum Corp.	43	4,118
Oceaneering International Inc.	11	880
Oil States International Inc. (a)	9	865
Peabody Energy Corp.	96	1,880
Petroleo Brasileiro SA - Petrobras - ADR	72	986
PHI Inc. (a)	16	681
Phillips 66	26	2,029
Pioneer Energy Services Corp. (a)	155	1,238
Rex Energy Corp. (a)	54	1,060
RigNet Inc. (a) (b)	23	1,086
Rowan Cos. Plc - Class A (a)	41	1,446
Royal Dutch Shell Plc - ADR - Class A	20	1,422
Schlumberger Ltd.	71	6,407
SM Energy Co.	12	1,026
Southwestern Energy Co. (a)	91	3,577
Superior Energy Services Inc.	61	1,619
Synergy Resources Corp. (a) (b)	74	685
Tidewater Inc.	14	851
Total SA - ADR	40	2,423
Triangle Petroleum Corp. (a) (b)	58	481
Tullow Oil Plc	89	1,259
Valero Energy Corp.	23	1,157
Weatherford International Ltd. (a)	103	1,592
Whiting Petroleum Corp. (a)	17	1,033
		101,797
MATERIALS - 20.8%
AngloGold Ashanti Ltd. - ADR (b)	40	472
B2Gold Corp. (a)	196	403
Barrick Gold Corp.	58	1,016
BHP Billiton Plc - ADR (b)	53	3,289
Celanese Corp. - Class A	12	672
Cliffs Natural Resources Inc. (b)	38	983
Freeport-McMoRan Copper & Gold Inc.	91	3,434
G-Resources Group Ltd. (a)	14,187	344
Glencore International Plc	358	1,861
Goldcorp Inc.	55	1,193
Imperial Metals Corp. (a)	61	912
LyondellBasell Industries NV - Class A	11	911
MAG Silver Corp. (a)	24	126
MMG Ltd. (a) (b)	2,185	464
Molycorp Inc. (a) (b)	149	836
Mosaic Co.	27	1,283
Nautilus Minerals Inc. (a)	68	15
Newcrest Mining Ltd.	52	363
North American Palladium Ltd. (a) (b)	181	119
Osisko Mining Corp. (a)	175	777
PanAust Ltd. (b)	444	720
Potash Corp. of Saskatchewan Inc.	32	1,048
Randgold Resources Ltd. - ADR (b)	15	914
Rio Tinto Plc - ADR (b)	38	2,116
Romarco Minerals Inc. (a)	684	241
Sandfire Resources NL (a)	126	729
Silver Lake Resources Ltd. (a)	205	99
St. Barbara Ltd. (a) (b)	427	101
Tahoe Resources Inc. (a)	48	799
Teck Resources Ltd. - Class B	89	2,311
Turquoise Hill Resources Ltd. (a) (b)	75	248
		28,799
Total Common Stocks (cost $120,237)		130,596

PREFERRED STOCKS - 1.4%

ENERGY - 1.4%
Sanchez Energy Corp., 4.88% (c) (d) (e)	21	1,292
Sanchez Energy Corp., 6.50%, Class B (c) (d) (e)	9	586
Total Preferred Stocks (cost $1,504)		1,878

RIGHTS - 0.0%
Turquoise Hill Resources Ltd. (a)	59	56
Total Rights (cost $98)		56

CORPORATE BONDS AND NOTES - 0.3%

MATERIALS - 0.3%
Molycorp Inc., 6.00%, 09/01/17 (b) (d)	$598	481
Total Corporate Bonds and Notes (cost $598)		481

SHORT TERM INVESTMENTS - 9.9%

Investment Company - 4.9%
JNL Money Market Fund, 0.01% (f) (g)	6,804	6,804
Securities Lending Collateral - 5.0%
Fidelity Institutional Money Market Portfolio, 0.06% (g)	3,000	3,000

See accompanying Notes to Financial Statements.

	Shares/Par †	Value
Repurchase Agreement with BCL, 0.01% (Collateralized by $919 U.S. Treasury Note, 1.00%, due 08/31/16, value $931, $1,004 U.S. Treasury Note, 0.38%, due 03/15/16, value $1,003, and $1,895 U.S. Treasury Bond Strip, due 02/15/22-05/15/32, value $1,126) acquired on 12/31/13, due 01/02/14 at $3,000	$3,000	3,000
Repurchase Agreement with CSI, 0.00% (Collateralized by $37 U.S. Treasury Note Strip, due 03/31/14-05/15/19, value $35, and $2,687 U.S. Treasury Bond Strip, due 02/15/36-08/15/43, value $949) acquired on 12/31/13, due 01/02/14 at $965	965	965
		6,965
Total Short Term Investments (cost $13,769)		13,769

Total Investments - 105.7% (cost $136,206)		146,780
Other Assets and Liabilities, Net - (5.7%)		(7,959)
Total Net Assets - 100.0%		$138,821

(a)         Non-income producing security.

(b)         All or portion of the security was on loan.

(c)          Perpetual security.

(d)         Convertible security.

(e)          Rule 144A or Section 4(2) of the Securities Act of 1933 security which is restricted to resale to institutional investors.  The Sub-Adviser has deemed these securities to be liquid based on procedures approved by the Trust’s Board of Trustees. As of December 31, 2013, the value of Rule 144A and Section 4(2) liquid securities was $1,878.

(f)           Investment in affiliate.

(g)          Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2013.

Curian/Lazard International Strategic Equity Fund
COMMON STOCKS - 92.6%
AUSTRALIA - 4.5%
Amcor Ltd.	122	$1,156
Caltex Australia Ltd.	28	509
Orora Ltd. (a)	105	109
		1,774
BELGIUM - 2.2%
Anheuser-Busch InBev NV	8	849

BERMUDA - 0.9%
Signet Jewelers Ltd.	4	351

CANADA - 1.5%
Home Capital Group Inc.	8	572

DENMARK - 1.7%
Carlsberg A/S - Class B	6	671

FINLAND - 4.3%
Sampo Oyj	34	1,669

FRANCE - 4.7%
BNP Paribas	16	1,257
Valeo SA	5	587
		1,844
GERMANY - 5.5%
Fresenius SE & Co. KGaA	3	497
RTL Group SA (a)	7	926
Sky Deutschland AG (a)	6	62
Symrise AG	15	671
		2,156
HONG KONG - 1.6%
AIA Group Ltd.	124	625

IRELAND - 3.3%
James Hardie Industries SE - CDI	54	622
Kerry Group Plc	10	662
Ryanair Holdings Plc - ADR (a)	1	25
		1,309
ITALY - 1.2%
Mediaset SpA (a)	98	467

JAPAN - 15.8%
AEON Financial Service Co. Ltd.	23	609
Asahi Breweries Ltd.	30	852
Asics Corp.	41	699
Don Quijote Holdings Co. Ltd.	24	1,455
Japan Tobacco Inc.	18	579
KDDI Corp.	9	567
Makita Corp.	21	1,088
Ryohin Keikaku Co. Ltd.	3	314
		6,163
MACAU - 2.4%
Sands China Ltd.	117	957

NETHERLANDS - 2.4%
European Aeronautic Defence & Space Co.	12	920

NEW ZEALAND - 1.0%
Z Energy Ltd.	132	400

SPAIN - 1.6%
Banco Popular Espanol SA (a)	45	273
Mediaset Espana Comunicacion SA (a)	31	354
		627
SWEDEN - 6.1%
Assa Abloy AB	23	1,194
Swedbank AB - Class A	42	1,173
		2,367
SWITZERLAND - 7.9%
Cie Financiere Richemont SA	6	572
GAM Holding Ltd.	45	872
Novartis AG	15	1,174
Swatch Group AG	1	449
		3,067
UNITED KINGDOM - 24.0%
AMEC Plc	26	468
Associated British Foods Plc	28	1,141
Berkeley Group Holdings Plc	14	602
British American Tobacco Plc	19	994
Informa Plc	150	1,431
International Consolidated Airlines Group SA (a)	156	1,040
Lloyds Banking Group Plc (a)	694	910
Pearson Plc	22	499
Rexam Plc	135	1,190
Tullow Oil Plc	30	421
Unilever Plc	17	682
		9,378
Total Common Stocks (cost $32,282)		36,166

See accompanying Notes to Financial Statements.

	Shares/Par †	Value
PREFERRED STOCKS - 1.6%
GERMANY - 1.6%
Volkswagen AG	2	619
Total Preferred Stocks (cost $579)		619

SHORT TERM INVESTMENTS - 6.4%

Investment Company - 6.4%
JNL Money Market Fund, 0.01% (b) (c)	2,492	2,492
Total Short Term Investments (cost $2,492)		2,492

Total Investments - 100.6% (cost $35,353)		39,277
Other Assets and Liabilities, Net - (0.6%)		(222)
Total Net Assets - 100.0%		$39,055

(a)         Non-income producing security.

(b)         Investment in affiliate.

(c)          Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2013.

Curian Long Short Credit Fund* (h) (j)
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES - 2.5%
American Airlines Pass-Through Trust, 5.60%, 07/15/20 (a)	$2,199	$2,235
JPMorgan Chase Commercial Mortgage Securities Trust REMIC, 5.04%, 10/15/42 (b)	598	610
Other Securities		7,183
Total Non-U.S. Government Agency Asset-Backed Securities (cost $10,081)		10,028

CORPORATE BONDS AND NOTES - 80.9%

CONSUMER DISCRETIONARY - 14.2%
Beazer Homes USA Inc., 7.50%, 09/15/21 (a)	2,206	2,283
General Motors Co.
3.50%, 10/02/18 (a)	1,500	1,534
6.25%, 10/02/43 (a)	664	690
Glencore Funding LLC
1.40%, 05/27/16 (a) (b)	3,250	3,235
4.13%, 05/30/23 (a)	1,000	933
Hilton Worldwide Finance LLC, 5.63%, 10/15/21 (a)	585	607
Hilton Worldwide Inc. Term Loan B, 3.00%, 09/01/17 (b)	1,658	1,670
Nissan Motor Acceptance Corp., 0.95%, 09/26/16 (a) (b)	3,500	3,519
Tenneco Inc.
7.75%, 08/15/18	500	535
6.88%, 12/15/20	1,750	1,912
Univision Communications Inc. Term Loan, 4.00%, 03/01/20 (b)	2,392	2,401
Wynn Las Vegas LLC, 7.75%, 08/15/20	2,425	2,722
Other Securities		33,814
		55,855
CONSUMER STAPLES - 3.5%
Other Securities		13,853

ENERGY - 15.8%
Access Midstream Partners LP
5.88%, 04/15/21	671	715
4.88%, 05/15/23	1,725	1,665
Arch Coal Inc.
8.00%, 01/15/19 (a)	591	590
7.25%, 06/15/21	1,300	994
Arch Western Finance LLC Term Loan, 5.75%, 05/14/18 (b)	997	983
BP Capital Markets Plc
2.50%, 11/06/22	1,000	909
2.75%, 05/10/23	1,827	1,665
DCP Midstream LLC, 5.85%, 05/21/43 (a) (b)	2,326	2,163
Diamond Offshore Drilling Inc., 4.88%, 11/01/43	2,505	2,450
Petrobras Global Finance BV
1.86%, 05/20/16 (b)	1,500	1,496
2.38%, 01/15/19 (b)	1,000	980
4.38%, 05/20/23	841	748
5.63%, 05/20/43	749	610
Plains Exploration & Production Co.
6.50%, 11/15/20	1,100	1,214
6.88%, 02/15/23	1,075	1,199
Seadrill Ltd., 5.63%, 09/15/17 (a)	2,150	2,225
Other Securities		41,659
		62,265
FINANCIALS - 20.8%
Allstate Corp., 5.75%, 08/15/53 (b)	1,600	1,612
American International Group Inc., 8.25%, 08/15/18	2,700	3,376
Bank of America Corp.
5.20% (callable at 100 beginning 06/01/23) (b) (e)	1,133	997
8.00% (callable at 100 beginning 01/30/18) (b) (e)	2,550	2,825
5.65%, 05/01/18	2,300	2,617
3.30%, 01/11/23	915	864
Barclays Bank Plc, 7.75%, 04/10/23 (b)	1,000	1,085
Barclays Plc, 8.25%, (callable at 100 beginning 12/15/18) (e)	1,000	1,033
Citigroup Inc.
5.90% (callable at 100 beginning 02/15/23) (b) (e)	1,100	1,029
8.50%, 05/22/19	900	1,153
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
4.63%, 12/01/23	1,000	1,005
5.75%, 12/01/43	1,349	1,425
Credit Suisse AG, 6.50%, 08/08/23 (a)	2,481	2,639
Fifth Third Bancorp, 5.10%, (callable at 100 beginning 06/30/23) (b) (e)	2,743	2,428
Five Corners Funding Trust, 4.42%, 11/15/23 (a)	2,221	2,186
Ford Motor Credit Co. LLC
5.00%, 05/15/18	1,250	1,392
4.25%, 09/20/22	875	878
General Electric Capital Corp., 7.13%, (callable at 100 beginning 06/15/22) (b) (e)	3,000	3,352
General Motors Financial Co. Inc.
2.75%, 05/15/16 (a)	1,500	1,519
4.25%, 05/15/23 (a)	774	736
Goldman Sachs Group Inc., 5.38%, 03/15/20	1,550	1,722
International Lease Finance Corp., 6.25%, 05/15/19	1,800	1,949
JPMorgan Chase & Co.
7.90% (callable at 100 beginning 04/30/18) (b) (e)	2,900	3,197
1.63%, 05/15/18	1,250	1,223
Morgan Stanley
5.63%, 09/23/19	900	1,022
4.10%, 05/22/23	1,437	1,388
PNC Financial Services Group Inc., 4.85%, (callable at 100 beginning 06/01/23) (b) (e)	1,900	1,701

See accompanying Notes to Financial Statements.

	Shares/Par †	Value
Royal Bank of Scotland Group Plc
6.10%, 06/10/23	2,122	2,136
6.00%, 12/19/23	1,271	1,280
Societe Generale SA, 2.63%, 10/01/18	2,125	2,143
Springleaf Finance Corp. Term Loan, 4.75%, 11/15/16 (b)	2,600	2,627
Svenska Handelsbanken AB, 2.50%, 01/25/19	2,912	2,933
Wells Fargo & Co., 7.98%, (callable at 100 beginning 03/15/18) (b) (e)	2,913	3,248
Other Securities		21,497
		82,217
HEALTH CARE - 3.8%
HCA Inc., 7.25%, 09/15/20	2,350	2,561
Warner Chilcott Co. LLC, 7.75%, 09/15/18	2,000	2,165
Other Securities		10,281
		15,007
INDUSTRIALS - 5.8%
Aviation Capital Group Corp., 3.88%, 09/27/16 (a)	2,019	2,085
CNH Capital LLC, 3.25%, 02/01/17 (a)	2,623	2,669
International Lease Finance Corp., 2.19%, 06/15/16 (b)	1,750	1,759
TransUnion Holding Co. Inc., 9.63%, 06/15/18 (i)	2,000	2,150
United Continental Holdings Inc.
6.00%, 07/15/26	1,467	1,262
6.00%, 07/15/28	1,583	1,334
Other Securities		11,793
		23,052
INFORMATION TECHNOLOGY - 1.9%
Other Securities		7,534

MATERIALS - 6.0%
FMG Resources Pty Ltd., 6.88%, 04/01/22 (a)	1,200	1,308
FMG Resources Pty Ltd. New Term Loan B, 4.25%, 06/30/19 (b)	1,492	1,511
Other Securities		20,903
		23,722
TELECOMMUNICATION SERVICES - 4.7%
Verizon Communications Inc.
4.50%, 09/15/20	1,600	1,711
5.15%, 09/15/23	2,400	2,573
6.40%, 09/15/33	1,053	1,208
6.55%, 09/15/43	1,961	2,287
Other Securities		10,559
		18,338
UTILITIES - 4.4%
Electricite de France SA, 5.25%, (callable at 100 beginning 01/29/23) (a) (b) (e)	3,350	3,332
Pacific Gas & Electric Co., 3.25%, 06/15/23	2,750	2,604
Other Securities		11,422
		17,358
Total Corporate Bonds and Notes (cost $321,290)		319,201

TRUST PREFERREDS - 0.5%

FINANCIALS - 0.5%
Other Securities		1,962
Total Trust Preferreds (cost $1,976)		1,962

PREFERRED STOCKS - 2.8%

ENERGY - 0.1%
Other Securities		484

FINANCIALS - 2.7%
Allstate Corp., 5.10%	67	1,603
Goldman Sachs Group Inc., 5.50%, (callable at 25 beginning 05/10/25) (e)	108	2,407
PNC Financial Services Group Inc., 6.13%, (callable at 25 beginning 5/01/22) (e)	49	1,225
US Bancorp, 6.00%, (callable at 25 beginning 04/15/17) (e)	98	2,682
Wells Fargo & Co., 5.85%, (callable at 25 beginning 09/15/23) (e)	113	2,664
		10,581
Total Preferred Stocks (cost $11,910)		11,065

INVESTMENT COMPANIES - 0.2%
Other Securities		783
Total Investment Companies (cost $736)		783

SHORT TERM INVESTMENTS - 5.2%

Investment Company - 5.2%
JNL Money Market Fund, 0.01% (f) (g)	20,333	20,333
Total Short Term Investments (cost $20,333)		20,333

Total Investments - 92.1% (cost $366,326)		363,372
Other Assets and Liabilities, Net - 7.9%		30,980
Total Net Assets - 100.0%		$394,352

(a)         Rule 144A or Section 4(2) of the Securities Act of 1933 security which is restricted to resale to institutional investors.  The Sub-Adviser has deemed these securities to be liquid based on procedures approved by the Trust’s Board of Trustees. As of December 31, 2013, the value of Rule 144A and Section 4(2) liquid securities was $88,682.

(b)         Variable rate security. Rate stated was in effect as of December 31, 2013.

(c)          The interest rate for this security is inversely affected by upgrades or downgrades to the credit rating of the issuer.

(d)         Rule 144A or Section 4(2) of the Securities Act of 1933 security which is restricted to resale to institutional investors.  The Sub-Adviser has not deemed these securities to be liquid based on procedures approved by the Trust’s Board of Trustees.  See Restricted Securities Note in these Schedules of Investments

(e)          Perpetual security.

(f)           Investment in affiliate.

(g)          Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2013.

(h)         The Fund had an unfunded commitment at December 31, 2013.  See Unfunded Commitments note in the Notes to the Financial Statements.

(i)             Pay-in-kind security.  The interest coupon earned by the security may be paid in cash or additional par.

(j)            For all items listed as “Other Securities” in this Summary Schedule of Investments, this represents issues not identified as top-fifty unaffiliated holdings in terms of value and issues or issuers not exceeding one percent individually or in aggregate, respectively, as of December 31, 2013.  In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption.

See accompanying Notes to Financial Statements.

Curian Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands, except contracts)

December 31, 2013

Restricted Securities - Restricted securities are often purchased in private placement transactions and cannot be sold without prior registration unless the sale is pursuant to an exemption under the Securities Act of 1933, as amended.  The following table details a Rule 144A security that has not been deemed liquid, held by the Fund at December 31, 2013.

	Initial Acquisition Date	Cost	Ending Value	Percent of Net Assets
Ancestry.com Inc., 9.63%, 10/15/18	09/12/2013	$1,182	$1,235	0.3%

Schedule of Open Futures Contracts

	Expiration	Contracts (Short)	Unrealized Appreciation / (Depreciation)
Euro FX Currency Future	March 2014	(12)	$(4)
U.S. Treasury Long Bond Future, 20-Year	March 2014	(125)	275
U.S. Treasury Note Future, 10-Year	March 2014	(1,015)	2,319
U.S. Treasury Note Future, 2-Year	March 2014	(62)	25
U.S. Treasury Note Future, 5-Year	March 2014	(434)	677
Ultra Long Term U.S. Treasury Bond Future, 30-Year	March 2014	(56)	117
			$3,409

Schedule of Credit Default Swap Agreements

Counterparty	Reference Obligation	Implied Credit Spread(4)	Fixed Received / Pay Rate(7)	Expiration Date	Notional Amount(1), (6)	Value(5)	Premiums Paid / (Received)	Unrealized Appreciation / (Depreciation)
Over the Counter Credit Default Swap Agreements
Credit default swap agreements - sell protection (3)
JPM	Citigroup Inc., 6.13%, 05/15/2018	0.71%	1.00%	03/20/2019	$(2,000)	$29	$25	$4
CGM	Hertz Corp., 7.50%, 10/15/2018	1.95%	5.00%	03/20/2019	(4,000)	593	548	53
MSC	Host Hotels & Resorts Inc., 6.75%, 06/01/2016	1.18%	1.00%	12/20/2019	(4,000)	6	1	6
					$(10,000)	$628	$574	$63
Credit default swap agreements - purchase protection (2)
JPM	3M Company, 6.38%, 02/15/2028	N/A	1.00%	03/20/2019	$4,000	$(171)	$(167)	$(4)
MSC	Apache Corp., 7.00%, 02/01/2018	N/A	1.00%	03/20/2019	2,000	(54)	(51)	(4)
CGM	Avis Budget Car Rental LLC, 8.25%, 01/15/2019	N/A	5.00%	03/20/2019	4,000	(567)	(510)	(64)
JPM	Capital One Bank USA NA, 5.13%, 02/15/2014	N/A	1.00%	03/20/2019	2,000	(63)	(60)	(3)
MSC	Deere & Company, 4.38%, 10/16/2019	N/A	1.00%	03/20/2019	4,000	(152)	(144)	(10)
JPM	Marriott International Inc., 3.00%, 03/01/2019	N/A	1.00%	03/20/2019	4,000	(117)	(110)	(8)
MSC	Mondelez International Inc., 6.50%, 08/11/2017	N/A	1.00%	12/20/2019	4,000	(117)	(115)	(3)
CGM	Nucor Corp., 4.13%, 09/15/2022	N/A	1.00%	03/20/2019	4,000	(98)	(91)	(9)
MSC	Quest Diagnostic Inc., 6.95%, 07/01/2037	N/A	1.00%	12/20/2019	4,000	63	57	5
JPM	Staples Inc., 2.75%, 01/12/2018	N/A	1.00%	03/20/2019	2,000	52	66	(16)
MSC	Tyson Foods Inc., 6.60%, 04/01/2016	N/A	1.00%	12/20/2019	4,000	(37)	(20)	(18)
CGM	Viacom Inc., 4.38%, 09/15/2014	N/A	1.00%	03/20/2019	2,000	(58)	(51)	(8)
					$40,000	$(1,319)	$(1,196)	$(142)

See accompanying Notes to Financial Statements.

Curian Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2013

Counterparty	Reference Obligation	Implied Credit Spread(4)	Fixed Received Rate(7)	Expiration Date	Notional Amount(1), (6)	Value(5)	Unrealized Appreciation
Centrally Cleared Credit Default Swap Agreement
Credit default swap agreement - sell protection (3)
N/A	CDX.NA.HY-21	N/A	5.00%	12/20/2018	$(14,500)	$1,233	$534

(1)Notional amount is stated in USD.

(2)If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the referenced obligation agreement and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay the buyer of protection an amount equal to the notional amount of the referenced obligation and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the reference obligation or underlying securities comprising the referenced index.

(4)Implied credit spreads, represented in absolute terms, utilized in determining the value of credit default swap agreements on corporate issues serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative.  The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement.  Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the applicable agreement.

(5)The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs is limited to the total notional amount which is defined under the terms of each swap agreement.

(7)If the Fund is a buyer of protection, the Fund pays the fixed rate.  If the Fund is a seller of protection, the Fund receives the fixed rate.

See accompanying Notes to Financial Statements.

	Shares/Par †	Value
Curian/Neuberger Berman Currency Fund
GOVERNMENT AND AGENCY OBLIGATIONS - 51.6%
GOVERNMENT SECURITIES - 51.6%
Federal Farm Credit Bank - 11.4%
Federal Farm Credit Bank
0.16%, 06/11/14 (a)	$2,855	$2,855
0.25%, 07/17/14 (a)	7,000	7,004
0.19%, 03/20/15 (a) (b)	2,000	2,001
0.18%, 04/23/15 (a) (b)	7,000	7,004
		18,864
Federal Home Loan Bank - 7.9%
Federal Home Loan Bank, 0.06%, 04/02/14 (a)	13,000	12,998
Federal Home Loan Mortgage Corp. - 15.1%
Federal Home Loan Mortgage Corp.
0.10%, 01/29/14 (a)	5,500	5,500
4.50%, 04/02/14 (a)	5,275	5,332
0.38%, 04/28/14 (a)	8,000	8,007
1.00%, 07/30/14 (a)	6,000	6,030
		24,869
Federal National Mortgage Association - 11.1%
Federal National Mortgage Association
1.25%, 02/27/14 (a)	16,250	16,277
4.13%, 04/15/14 (a)	2,000	2,023
		18,300
U.S. Treasury Securities - 6.1%
U.S. Treasury Note, 0.25%, 04/30/14	10,000	10,005
Total Government and Agency Obligations (cost $85,040)		85,036

SHORT TERM INVESTMENTS - 48.6%

Investment Company - 6.2%
JNL Money Market Fund, 0.01% (c) (d)	10,223	10,223

Treasury Securities - 42.4%
U.S. Treasury Bill
0.05%, 03/06/14	$22,500	22,498
0.10%, 05/22/14	22,000	21,995
0.09%, 06/05/14	25,500	25,493
		69,986
Total Short Term Investments (cost $80,203)		80,209

Total Investments - 100.2% (cost $165,243)		165,245
Other Assets and Liabilities, Net - (0.2%)		(354)
Total Net Assets - 100.0%		$164,891

(a)         This security is a direct debt of the agency and not collateralized by mortgages.

(b)         Variable rate security. Rate stated was in effect as of December 31, 2013.

(c)          Investment in affiliate.

(d)         Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2013.

See accompanying Notes to Financial Statements.

Purchased/ Sold	Settlement Date	Counter- Party	Notional Amount		Value	Unrealized Gain/(Loss)
AUD/USD	01/10/2014	SGB	AUD	8,476	$7,565	$(342)
AUD/USD	01/10/2014	RBC	AUD	5,498	4,906	(224)
AUD/USD	01/10/2014	SGB	AUD	2,553	2,278	(119)
AUD/USD	01/10/2014	SGB	AUD	5,403	4,822	(260)
AUD/USD	01/10/2014	RBC	AUD	1,818	1,623	(99)
AUD/USD	01/10/2014	SGB	AUD	1,172	1,046	(65)
AUD/USD	01/10/2014	RBC	AUD	1,646	1,469	(108)
AUD/USD	01/10/2014	RBC	AUD	1,480	1,321	(75)
AUD/USD	01/10/2014	SGB	AUD	6,580	5,873	(335)
AUD/USD	01/10/2014	RBC	AUD	2,410	2,151	(123)
AUD/USD	01/10/2014	SGB	AUD	2,261	2,018	(81)
AUD/USD	01/10/2014	SGB	AUD	3,832	3,420	(172)
AUD/USD	01/10/2014	SGB	AUD	3,704	3,306	(116)
AUD/USD	01/10/2014	SGB	AUD	1,370	1,223	(27)
AUD/USD	01/10/2014	SGB	AUD	5,007	4,468	(82)
AUD/USD	01/10/2014	SGB	AUD	1,319	1,177	(22)
AUD/USD	01/10/2014	SGB	AUD	954	851	(2)
CAD/USD	01/10/2014	SGB	CAD	6,333	5,961	(146)
CAD/USD	01/10/2014	SGB	CAD	3,689	3,473	(89)
CAD/USD	01/10/2014	SGB	CAD	1,352	1,272	(33)
CAD/USD	01/10/2014	RBC	CAD	3,849	3,623	(77)
CAD/USD	01/10/2014	SGB	CAD	3,235	3,045	(61)
CAD/USD	01/10/2014	SGB	CAD	974	917	(20)
CAD/USD	01/10/2014	RBC	CAD	2,902	2,731	(81)
CAD/USD	01/10/2014	SGB	CAD	5,897	5,551	(152)
CAD/USD	01/10/2014	SGB	CAD	10,298	9,693	(162)
CAD/USD	01/10/2014	SGB	CAD	2,072	1,951	(35)
CAD/USD	01/10/2014	SGB	CAD	4,549	4,282	(48)
CAD/USD	01/10/2014	SGB	CAD	2,192	2,063	(24)
CAD/USD	01/10/2014	RBC	CAD	1,980	1,864	(31)
CAD/USD	01/10/2014	SGB	CAD	2,558	2,408	(11)
CAD/USD	01/10/2014	RBC	CAD	1,253	1,179	2
CAD/USD	01/10/2014	SGB	CAD	3,333	3,137	17
CAD/USD	01/10/2014	SGB	CAD	5,222	4,915	21
CAD/USD	01/10/2014	SGB	CAD	2,898	2,728	4
CHF/USD	01/10/2014	SGB	CHF	958	1,074	23
CHF/USD	01/10/2014	SGB	CHF	4,177	4,682	123
CHF/USD	01/10/2014	SGB	CHF	3,726	4,177	41
CHF/USD	01/10/2014	SGB	CHF	8,625	9,670	76
CHF/USD	01/10/2014	SGB	CHF	17,070	19,137	400
CHF/USD	01/10/2014	SGB	CHF	5,801	6,503	195
CHF/USD	01/10/2014	SGB	CHF	2,225	2,495	84
CHF/USD	01/10/2014	SGB	CHF	9,445	10,589	261
CHF/USD	01/10/2014	SGB	CHF	2,603	2,918	69
CHF/USD	01/10/2014	SGB	CHF	6,314	7,079	179
CHF/USD	01/10/2014	SGB	CHF	7,151	8,016	158
CHF/USD	01/10/2014	SGB	CHF	10,720	12,018	214
CHF/USD	01/10/2014	SGB	CHF	8,317	9,324	125
CHF/USD	01/10/2014	SGB	CHF	15,748	17,655	68
CHF/USD	01/10/2014	RBC	CHF	2,825	3,167	1
CHF/USD	01/10/2014	SGB	CHF	3,135	3,515	(14)
CHF/USD	01/10/2014	SGB	CHF	4,687	5,254	40
EUR/USD	01/10/2014	RBC	EUR	2,492	3,429	38
EUR/USD	01/10/2014	SGB	EUR	2,530	3,481	47
EUR/USD	01/10/2014	RBC	EUR	1,065	1,465	26
EUR/USD	01/10/2014	SGB	EUR	614	844	13
EUR/USD	01/10/2014	SGB	EUR	2,590	3,564	68
EUR/USD	01/10/2014	RBC	EUR	2,648	3,642	(11)
EUR/USD	01/10/2014	SGB	EUR	3,808	5,238	95
EUR/USD	01/10/2014	SGB	EUR	2,009	2,764	58
EUR/USD	01/10/2014	SGB	EUR	4,259	5,859	99

See accompanying Notes to Financial Statements.

Purchased/ Sold	Settlement Date	Counter- Party	Notional Amount		Value	Unrealized Gain/(Loss)
EUR/USD	01/10/2014	SGB	EUR	2,502	$3,442	$97
EUR/USD	01/10/2014	SGB	EUR	1,919	2,640	47
EUR/USD	01/10/2014	SGB	EUR	2,611	3,592	68
EUR/USD	01/10/2014	SGB	EUR	1,093	1,503	33
EUR/USD	01/10/2014	SGB	EUR	3,583	4,929	85
EUR/USD	01/10/2014	RBC	EUR	1,837	2,528	48
EUR/USD	01/10/2014	SGB	EUR	4,803	6,608	104
EUR/USD	01/10/2014	RBC	EUR	1,079	1,485	23
EUR/USD	01/10/2014	SGB	EUR	4,143	5,699	71
EUR/USD	01/10/2014	SGB	EUR	6,301	8,669	56
EUR/USD	01/10/2014	RBC	EUR	1,350	1,857	6
EUR/USD	01/10/2014	SGB	EUR	4,522	6,221	(8)
EUR/USD	01/10/2014	SGB	EUR	1,070	1,472	—
EUR/USD	01/10/2014	SGB	EUR	2,253	3,099	23
GBP/USD	01/10/2014	SGB	GBP	1,309	2,168	44
GBP/USD	01/10/2014	RBC	GBP	1,694	2,805	63
GBP/USD	01/10/2014	RBC	GBP	7,477	12,381	257
GBP/USD	01/10/2014	SGB	GBP	1,289	2,135	60
GBP/USD	01/10/2014	RBC	GBP	957	1,585	45
GBP/USD	01/10/2014	SGB	GBP	1,184	1,960	60
GBP/USD	01/10/2014	SGB	GBP	2,976	4,927	179
GBP/USD	01/10/2014	RBC	GBP	5,295	8,768	336
GBP/USD	01/10/2014	SGB	GBP	851	1,409	46
GBP/USD	01/10/2014	RBC	GBP	750	1,241	28
GBP/USD	01/10/2014	RBC	GBP	1,947	3,225	98
GBP/USD	01/10/2014	SGB	GBP	3,105	5,142	161
GBP/USD	01/10/2014	SGB	GBP	3,211	5,317	176
GBP/USD	01/10/2014	SGB	GBP	1,039	1,721	47
GBP/USD	01/10/2014	SGB	GBP	1,529	2,532	32
GBP/USD	01/10/2014	SGB	GBP	2,019	3,343	45
GBP/USD	01/10/2014	SGB	GBP	1,762	2,917	26
GBP/USD	01/10/2014	RBC	GBP	1,113	1,842	20
JPY/USD	01/10/2014	SGB	JPY	106,055	1,007	(76)
JPY/USD	01/10/2014	RBC	JPY	315,969	3,000	(237)
JPY/USD	01/10/2014	RBC	JPY	166,086	1,577	(125)
JPY/USD	01/10/2014	SGB	JPY	312,419	2,967	(249)
JPY/USD	01/10/2014	SGB	JPY	190,887	1,813	(131)
JPY/USD	01/10/2014	RBC	JPY	209,935	1,994	(135)
JPY/USD	01/10/2014	SGB	JPY	110,402	1,048	(75)
JPY/USD	01/10/2014	RBC	JPY	213,283	2,025	(155)
JPY/USD	01/10/2014	SGB	JPY	135,669	1,288	(101)
JPY/USD	01/10/2014	SGB	JPY	532,523	5,057	(345)
JPY/USD	01/10/2014	SGB	JPY	326,194	3,098	(179)
JPY/USD	01/10/2014	SGB	JPY	509,509	4,838	(240)
JPY/USD	01/10/2014	SGB	JPY	248,349	2,358	(125)
JPY/USD	01/10/2014	SGB	JPY	249,881	2,373	(125)
JPY/USD	01/10/2014	RBC	JPY	185,356	1,760	(96)
JPY/USD	01/10/2014	SGB	JPY	173,914	1,651	(59)
JPY/USD	01/10/2014	RBC	JPY	248,457	2,359	(84)
JPY/USD	01/10/2014	SGB	JPY	638,462	6,063	(186)
JPY/USD	01/10/2014	SGB	JPY	967,281	9,185	(273)
JPY/USD	01/10/2014	SGB	JPY	236,802	2,249	(56)
JPY/USD	01/10/2014	RBC	JPY	294,188	2,794	(63)
NOK/USD	01/10/2014	SGB	NOK	54,078	8,914	(46)
NOK/USD	01/10/2014	RBC	NOK	153,056	25,228	(337)
NOK/USD	01/10/2014	SGB	NOK	153,056	25,228	(301)
NOK/USD	01/10/2014	SGB	NOK	9,651	1,591	(6)
NOK/USD	01/10/2014	SGB	NOK	49,324	8,130	(192)
NOK/USD	01/10/2014	RBC	NOK	14,359	2,367	(41)
NOK/USD	01/10/2014	SGB	NOK	20,739	3,418	(44)
NOK/USD	01/10/2014	SGB	NOK	45,480	7,496	100

See accompanying Notes to Financial Statements.

Purchased/ Sold	Settlement Date	Counter- Party	Notional Amount		Value	Unrealized Gain/(Loss)
NOK/USD	01/10/2014	SGB	NOK	15,598	$2,571	$56
NOK/USD	01/10/2014	RBC	NOK	19,974	3,292	79
NOK/USD	01/10/2014	SGB	NOK	11,654	1,921	26
NOK/USD	01/10/2014	SGB	NOK	23,254	3,833	38
NOK/USD	01/10/2014	SGB	NOK	11,581	1,909	3
NOK/USD	01/10/2014	SGB	NOK	97,381	16,051	146
NOK/USD	01/10/2014	RBC	NOK	12,697	2,093	31
NOK/USD	01/10/2014	SGB	NOK	33,185	5,470	118
NZD/USD	01/10/2014	SGB	NZD	9,996	8,216	56
NZD/USD	01/10/2014	SGB	NZD	5,459	4,487	(15)
NZD/USD	01/10/2014	SGB	NZD	5,234	4,302	(31)
NZD/USD	01/10/2014	RBC	NZD	3,603	2,962	(44)
NZD/USD	01/10/2014	SGB	NZD	1,337	1,099	(21)
NZD/USD	01/10/2014	SGB	NZD	14,898	12,246	(197)
NZD/USD	01/10/2014	RBC	NZD	5,451	4,480	(19)
NZD/USD	01/10/2014	RBC	NZD	3,925	3,227	(8)
NZD/USD	01/10/2014	RBC	NZD	2,991	2,458	(4)
NZD/USD	01/10/2014	SGB	NZD	2,963	2,436	(27)
NZD/USD	01/10/2014	SGB	NZD	3,192	2,624	(3)
NZD/USD	01/10/2014	SGB	NZD	2,569	2,112	(23)
NZD/USD	01/10/2014	RBC	NZD	7,779	6,394	(52)
NZD/USD	01/10/2014	SGB	NZD	2,310	1,898	13
NZD/USD	01/10/2014	SGB	NZD	1,454	1,195	6
NZD/USD	01/10/2014	SGB	NZD	9,069	7,455	85
NZD/USD	01/10/2014	RBC	NZD	2,908	2,390	9
NZD/USD	01/10/2014	SGB	NZD	362	298	3
SEK/USD	01/10/2014	SGB	SEK	9,276	1,442	(9)
SEK/USD	01/10/2014	RBC	SEK	10,742	1,670	(21)
SEK/USD	01/10/2014	RBC	SEK	24,113	3,748	11
SEK/USD	01/10/2014	RBC	SEK	7,678	1,194	9
SEK/USD	01/10/2014	RBC	SEK	28,003	4,353	42
SEK/USD	01/10/2014	SGB	SEK	6,852	1,065	15
SEK/USD	01/10/2014	SGB	SEK	19,825	3,082	38
SEK/USD	01/10/2014	RBC	SEK	14,433	2,244	17
SEK/USD	01/10/2014	RBC	SEK	40,903	6,359	80
SEK/USD	01/10/2014	SGB	SEK	18,742	2,913	45
SEK/USD	01/10/2014	SGB	SEK	8,268	1,285	15
SEK/USD	01/10/2014	SGB	SEK	8,534	1,327	38
SEK/USD	01/10/2014	RBC	SEK	17,495	2,720	102
SEK/USD	01/10/2014	SGB	SEK	35,981	5,593	170
SEK/USD	01/10/2014	SGB	SEK	8,672	1,348	31
SEK/USD	01/10/2014	SGB	SEK	12,307	1,913	46
SEK/USD	01/10/2014	RBC	SEK	20,544	3,194	63
SEK/USD	01/10/2014	SGB	SEK	28,279	4,396	59
SEK/USD	01/10/2014	RBC	SEK	15,981	2,484	33
SEK/USD	01/10/2014	SGB	SEK	32,762	5,093	62
SEK/USD	01/10/2014	SGB	SEK	23,703	3,685	60
SEK/USD	01/10/2014	SGB	SEK	13,820	2,148	51
USD/AUD	01/10/2014	RBC	AUD	(1,961)	(1,751)	83
USD/AUD	01/10/2014	RBC	AUD	(1,466)	(1,308)	69
USD/AUD	01/10/2014	RBC	AUD	(2,909)	(2,596)	145
USD/AUD	01/10/2014	SGB	AUD	(3,126)	(2,790)	172
USD/AUD	01/10/2014	SGB	AUD	(3,357)	(2,996)	182
USD/AUD	01/10/2014	SGB	AUD	(1,888)	(1,685)	94
USD/AUD	01/10/2014	SGB	AUD	(3,592)	(3,206)	142
USD/AUD	01/10/2014	SGB	AUD	(1,334)	(1,190)	59
USD/AUD	01/10/2014	SGB	AUD	(1,512)	(1,350)	70
USD/AUD	01/10/2014	SGB	AUD	(3,280)	(2,928)	70
USD/AUD	01/10/2014	SGB	AUD	(4,668)	(4,166)	90
USD/AUD	01/10/2014	SGB	AUD	(8,324)	(7,429)	54
USD/AUD	01/10/2014	SGB	AUD	(4,478)	(3,996)	52

See accompanying Notes to Financial Statements.

Purchased/ Sold	Settlement Date	Counter- Party	Notional Amount		Value	Unrealized Gain/(Loss)
USD/AUD	01/10/2014	SGB	AUD	(2,032)	$(1,814)	$40
USD/AUD	01/10/2014	SGB	AUD	(2,823)	(2,519)	(21)
USD/AUD	01/10/2014	SGB	AUD	(5,767)	(5,147)	319
USD/CAD	01/10/2014	SGB	CAD	(7,018)	(6,606)	186
USD/CAD	01/10/2014	RBC	CAD	(1,992)	(1,874)	47
USD/CAD	01/10/2014	RBC	CAD	(2,410)	(2,268)	54
USD/CAD	01/10/2014	RBC	CAD	(1,811)	(1,705)	40
USD/CAD	01/10/2014	RBC	CAD	(4,751)	(4,471)	76
USD/CAD	01/10/2014	RBC	CAD	(1,426)	(1,342)	23
USD/CAD	01/10/2014	SGB	CAD	(1,522)	(1,432)	23
USD/CAD	01/10/2014	SGB	CAD	(2,963)	(2,789)	36
USD/CAD	01/10/2014	SGB	CAD	(2,656)	(2,500)	39
USD/CAD	01/10/2014	SGB	CAD	(1,484)	(1,397)	20
USD/CAD	01/10/2014	RBC	CAD	(2,567)	(2,416)	12
USD/CAD	01/10/2014	SGB	CAD	(5,646)	(5,314)	10
USD/CAD	01/10/2014	SGB	CAD	(5,981)	(5,630)	26
USD/CAD	01/10/2014	SGB	CAD	(1,706)	(1,606)	7
USD/CAD	01/10/2014	SGB	CAD	(666)	(627)	(4)
USD/CAD	01/10/2014	RBC	CAD	(15,066)	(14,180)	362
USD/CAD	01/10/2014	SGB	CAD	(15,066)	(14,180)	362
USD/CHF	01/10/2014	SGB	CHF	(3,412)	(3,825)	(38)
USD/CHF	01/10/2014	RBC	CHF	(23,810)	(26,692)	(246)
USD/CHF	01/10/2014	SGB	CHF	(23,810)	(26,692)	(255)
USD/CHF	01/10/2014	RBC	CHF	(5,689)	(6,378)	(70)
USD/CHF	01/10/2014	SGB	CHF	(1,149)	(1,288)	(22)
USD/CHF	01/10/2014	RBC	CHF	(4,162)	(4,666)	(47)
USD/CHF	01/10/2014	SGB	CHF	(2,272)	(2,547)	(7)
USD/CHF	01/10/2014	RBC	CHF	(1,242)	(1,392)	(2)
USD/CHF	01/10/2014	RBC	CHF	(6,356)	(7,126)	(132)
USD/CHF	01/10/2014	SGB	CHF	(4,189)	(4,696)	(103)
USD/CHF	01/10/2014	SGB	CHF	(5,612)	(6,291)	(192)
USD/CHF	01/10/2014	SGB	CHF	(4,861)	(5,449)	(153)
USD/CHF	01/10/2014	SGB	CHF	(3,753)	(4,207)	(90)
USD/CHF	01/10/2014	SGB	CHF	(2,348)	(2,632)	(58)
USD/CHF	01/10/2014	RBC	CHF	(8,116)	(9,099)	(180)
USD/CHF	01/10/2014	SGB	CHF	(2,506)	(2,809)	(75)
USD/CHF	01/10/2014	RBC	CHF	(5,615)	(6,295)	(124)
USD/CHF	01/10/2014	SGB	CHF	(19,513)	(21,875)	(290)
USD/CHF	01/10/2014	SGB	CHF	(3,021)	(3,387)	(52)
USD/CHF	01/10/2014	SGB	CHF	(2,195)	(2,461)	16
USD/EUR	01/10/2014	SGB	EUR	(2,539)	(3,493)	(50)
USD/EUR	01/10/2014	RBC	EUR	(14,384)	(19,788)	(217)
USD/EUR	01/10/2014	SGB	EUR	(2,973)	(4,090)	(57)
USD/EUR	01/10/2014	RBC	EUR	(5,086)	(6,997)	(128)
USD/EUR	01/10/2014	RBC	EUR	(3,727)	(5,128)	(30)
USD/EUR	01/10/2014	SGB	EUR	(6,543)	(9,002)	(42)
USD/EUR	01/10/2014	SGB	EUR	(4,758)	(6,545)	3
USD/EUR	01/10/2014	RBC	EUR	(1,900)	(2,614)	(31)
USD/EUR	01/10/2014	SGB	EUR	(1,185)	(1,631)	(51)
USD/EUR	01/10/2014	SGB	EUR	(3,859)	(5,308)	(142)
USD/EUR	01/10/2014	SGB	EUR	(1,555)	(2,139)	(49)
USD/EUR	01/10/2014	RBC	EUR	(2,908)	(4,000)	(65)
USD/EUR	01/10/2014	SGB	EUR	(2,378)	(3,272)	(76)
USD/EUR	01/10/2014	SGB	EUR	(1,441)	(1,982)	(22)
USD/EUR	01/10/2014	SGB	EUR	(9,057)	(12,460)	(140)
USD/GBP	01/10/2014	RBC	GBP	(3,689)	(6,109)	(208)
USD/GBP	01/10/2014	SGB	GBP	(1,488)	(2,463)	(54)
USD/GBP	01/10/2014	RBC	GBP	(1,357)	(2,248)	(78)
USD/GBP	01/10/2014	SGB	GBP	(1,707)	(2,827)	(62)
USD/GBP	01/10/2014	SGB	GBP	(1,887)	(3,124)	(77)
USD/GBP	01/10/2014	SGB	GBP	(1,956)	(3,240)	(96)

See accompanying Notes to Financial Statements.

Purchased/ Sold	Settlement Date	Counter- Party	Notional Amount		Value	Unrealized Gain/(Loss)
USD/GBP	01/10/2014	SGB	GBP	(3,217)	$(5,327)	$(173)
USD/GBP	01/10/2014	SGB	GBP	(1,881)	(3,115)	(118)
USD/GBP	01/10/2014	RBC	GBP	(1,344)	(2,226)	(78)
USD/GBP	01/10/2014	SGB	GBP	(2,210)	(3,660)	(108)
USD/GBP	01/10/2014	RBC	GBP	(1,687)	(2,794)	(66)
USD/GBP	01/10/2014	RBC	GBP	(1,519)	(2,515)	(65)
USD/GBP	01/10/2014	SGB	GBP	(1,749)	(2,896)	(75)
USD/GBP	01/10/2014	SGB	GBP	(2,747)	(4,549)	(98)
USD/GBP	01/10/2014	SGB	GBP	(1,516)	(2,511)	(38)
USD/GBP	01/10/2014	SGB	GBP	(1,757)	(2,909)	(38)
USD/GBP	01/10/2014	SGB	GBP	(2,388)	(3,954)	(49)
USD/JPY	01/10/2014	SGB	JPY	(586,330)	(5,568)	453
USD/JPY	01/10/2014	RBC	JPY	(457,522)	(4,345)	379
USD/JPY	01/10/2014	SGB	JPY	(164,310)	(1,560)	133
USD/JPY	01/10/2014	RBC	JPY	(124,997)	(1,187)	99
USD/JPY	01/10/2014	RBC	JPY	(470,309)	(4,466)	330
USD/JPY	01/10/2014	SGB	JPY	(351,443)	(3,337)	237
USD/JPY	01/10/2014	SGB	JPY	(416,963)	(3,960)	247
USD/JPY	01/10/2014	SGB	JPY	(370,796)	(3,521)	193
USD/JPY	01/10/2014	SGB	JPY	(384,318)	(3,650)	129
USD/JPY	01/10/2014	SGB	JPY	(385,751)	(3,663)	117
USD/JPY	01/10/2014	SGB	JPY	(766,949)	(7,283)	226
USD/JPY	01/10/2014	RBC	JPY	(125,261)	(1,190)	37
USD/JPY	01/10/2014	SGB	JPY	(216,227)	(2,053)	46
USD/JPY	01/10/2014	SGB	JPY	(168,353)	(1,599)	37
USD/JPY	01/10/2014	RBC	JPY	(119,788)	(1,138)	14
USD/JPY	01/10/2014	SGB	JPY	(511,929)	(4,861)	40
USD/NOK	01/10/2014	SGB	NOK	(23,353)	(3,849)	24
USD/NOK	01/10/2014	SGB	NOK	(24,497)	(4,038)	61
USD/NOK	01/10/2014	SGB	NOK	(31,238)	(5,149)	42
USD/NOK	01/10/2014	RBC	NOK	(30,043)	(4,952)	35
USD/NOK	01/10/2014	SGB	NOK	(22,220)	(3,663)	88
USD/NOK	01/10/2014	RBC	NOK	(15,056)	(2,482)	61
USD/NOK	01/10/2014	SGB	NOK	(12,999)	(2,143)	54
USD/NOK	01/10/2014	SGB	NOK	(59,217)	(9,761)	254
USD/NOK	01/10/2014	SGB	NOK	(32,418)	(5,343)	90
USD/NOK	01/10/2014	RBC	NOK	(15,190)	(2,504)	45
USD/NOK	01/10/2014	SGB	NOK	(24,304)	(4,006)	63
USD/NOK	01/10/2014	SGB	NOK	(27,170)	(4,478)	5
USD/NOK	01/10/2014	SGB	NOK	(43,812)	(7,221)	(40)
USD/NOK	01/10/2014	SGB	NOK	(32,693)	(5,389)	(22)
USD/NOK	01/10/2014	SGB	NOK	(47,089)	(7,762)	(51)
USD/NOK	01/10/2014	SGB	NOK	(22,148)	(3,651)	(22)
USD/NOK	01/10/2014	SGB	NOK	(29,228)	(4,818)	(46)
USD/NOK	01/10/2014	SGB	NOK	(43,340)	(7,144)	(63)
USD/NOK	01/10/2014	SGB	NOK	(64,598)	(10,648)	(182)
USD/NOK	01/10/2014	RBC	NOK	(19,286)	(3,179)	(48)
USD/NOK	01/10/2014	SGB	NOK	(25,452)	(4,195)	(21)
USD/NOK	01/10/2014	SGB	NOK	(15,144)	(2,496)	(43)
USD/NZD	01/10/2014	SGB	NZD	(7,417)	(6,097)	24
USD/NZD	01/10/2014	SGB	NZD	(1,251)	(1,028)	1
USD/NZD	01/10/2014	RBC	NZD	(6,509)	(5,350)	10
USD/NZD	01/10/2014	SGB	NZD	(9,627)	(7,913)	16
USD/NZD	01/10/2014	RBC	NZD	(4,594)	(3,776)	14
USD/NZD	01/10/2014	SGB	NZD	(3,411)	(2,804)	45
USD/NZD	01/10/2014	SGB	NZD	(11,761)	(9,667)	88
USD/NZD	01/10/2014	SGB	NZD	(1,813)	(1,490)	9
USD/NZD	01/10/2014	SGB	NZD	(3,427)	(2,817)	18
USD/NZD	01/10/2014	RBC	NZD	(2,853)	(2,345)	(6)
USD/NZD	01/10/2014	SGB	NZD	(1,895)	(1,557)	9
USD/NZD	01/10/2014	SGB	NZD	(2,425)	(1,993)	29

See accompanying Notes to Financial Statements.

Purchased/ Sold	Settlement Date	Counter- Party	Notional Amount		Value	Unrealized Gain/(Loss)
USD/NZD	01/10/2014	SGB	NZD	(3,310)	$(2,721)	$(11)
USD/NZD	01/10/2014	RBC	NZD	(8,520)	(7,003)	(38)
USD/NZD	01/10/2014	SGB	NZD	(2,446)	(2,011)	(5)
USD/NZD	01/10/2014	SGB	NZD	(5,848)	(4,807)	(35)
USD/NZD	01/10/2014	RBC	NZD	(5,167)	(4,247)	20
USD/NZD	01/10/2014	SGB	NZD	(3,180)	(2,614)	25
USD/SEK	01/10/2014	RBC	SEK	(22,950)	(3,568)	9
USD/SEK	01/10/2014	SGB	SEK	(17,306)	(2,690)	30
USD/SEK	01/10/2014	SGB	SEK	(13,611)	(2,116)	9
USD/SEK	01/10/2014	SGB	SEK	(23,465)	(3,648)	7
USD/SEK	01/10/2014	SGB	SEK	(41,383)	(6,433)	(47)
USD/SEK	01/10/2014	RBC	SEK	(14,652)	(2,278)	(20)
USD/SEK	01/10/2014	SGB	SEK	(8,867)	(1,378)	4
USD/SEK	01/10/2014	RBC	SEK	(38,966)	(6,058)	81
USD/SEK	01/10/2014	SGB	SEK	(15,304)	(2,379)	31
USD/SEK	01/10/2014	SGB	SEK	(11,845)	(1,841)	(37)
USD/SEK	01/10/2014	SGB	SEK	(19,049)	(2,961)	(74)
USD/SEK	01/10/2014	SGB	SEK	(8,558)	(1,330)	(44)
USD/SEK	01/10/2014	SGB	SEK	(9,174)	(1,426)	(47)
USD/SEK	01/10/2014	SGB	SEK	(16,411)	(2,551)	(70)
USD/SEK	01/10/2014	SGB	SEK	(18,550)	(2,884)	(73)
USD/SEK	01/10/2014	RBC	SEK	(24,832)	(3,860)	(94)
USD/SEK	01/10/2014	SGB	SEK	(12,059)	(1,875)	(62)
USD/SEK	01/10/2014	SGB	SEK	(9,240)	(1,436)	(31)
USD/SEK	01/10/2014	SGB	SEK	(34,737)	(5,400)	(110)
USD/SEK	01/10/2014	SGB	SEK	(53,639)	(8,339)	(153)
USD/SEK	01/10/2014	SGB	SEK	(7,908)	(1,229)	(17)
USD/SEK	01/10/2014	SGB	SEK	(13,162)	(2,046)	(30)
USD/SEK	01/10/2014	RBC	SEK	(13,329)	(2,072)	(30)
USD/SEK	01/10/2014	SGB	SEK	(7,799)	(1,212)	(26)
					$(14,851)	$(465)

See accompanying Notes to Financial Statements.

	Shares/Par †	Value
Curian/Nicholas Convertible Arbitrage Fund
PREFERRED STOCKS — 4.9%

FINANCIALS - 3.2%
MetLife Inc., 5.00%	65	$2,055
Weyerhaeuser Co., 6.38% (a)	101	5,641
		7,696
TELECOMMUNICATION SERVICES - 1.7%
Crown Castle International Corp., 4.50% (a) (b)	39	3,940
Total Preferred Stocks (cost $12,964)		11,636

CORPORATE BONDS AND NOTES - 98.1%

CONSUMER DISCRETIONARY - 12.3%
Ctrip.com International Ltd., 1.25%, 10/15/18 (a) (b) (c)	$2,215	2,190
Group 1 Automotive Inc., 2.25%, 06/15/36 (a) (b)	2,675	3,382
Iconix Brand Group Inc., 2.50%, 06/01/16 (a) (b)	3,450	4,742
Jarden Corp., 1.88%, 09/15/18 (a)	1,765	2,493
Live Nation Entertainment Inc., 2.88%, 07/15/27 (a)	1,760	1,786
MGM Resorts International, 4.25%, 04/15/15 (a)	3,755	5,163
priceline.com Inc., 1.00%, 03/15/18 (a)	3,500	4,826
Tesla Motors Inc., 1.50%, 06/01/18 (a)	3,450	4,774
		29,356
ENERGY - 10.4%
Bristow Group Inc., 3.00%, 06/15/38 (a) (b)	2,240	2,747
Chesapeake Energy Corp., 2.50%, 05/15/37 (a) (b)	3,415	3,466
Cobalt International Energy Inc., 2.63%, 12/01/19 (a) (b)	6,320	5,589
Energy XXI Bermuda Ltd., 3.00%, 12/15/18 (a) (b) (c)	2,322	2,286
Goodrich Petroleum Corp., 5.00%, 10/01/32 (a) (b) (c)	2,945	2,997
Hornbeck Offshore Services Inc., 1.50%, 09/01/19 (a) (b)	3,750	4,446
PDC Energy Inc., 3.25%, 05/15/16 (a) (c)	2,375	3,332
		24,863
FINANCIALS - 8.4%
DFC Global Corp., 3.25%, 04/15/17 (a) (b)	4,245	3,789
iStar Financial Inc., 3.00%, 11/15/16 (a) (b)	2,000	2,730
Portfolio Recovery Associates Inc., 3.00%, 08/01/20 (a) (c)	2,960	3,243
Radian Group Inc., 2.25%, 03/01/19 (a)	3,800	5,572
Walter Investment Management Corp., 4.50%, 11/01/19 (a)	4,685	4,679
		20,013
HEALTH CARE - 21.2%
Allscripts Healthcare Solutions Inc., 1.25%, 07/01/20 (a) (b) (c)	5,300	5,949
Auxilium Pharmaceuticals Inc., 1.50%, 07/15/18 (a) (b)	1,275	1,411
BioMarin Pharmaceutical Inc., 1.50%, 10/15/20 (a) (b)	2,440	2,609
Brookdale Senior Living Inc., 2.75%, 06/15/18 (a) (b)	2,944	3,496
Healthways Inc., 1.50%, 07/01/18 (a) (b) (c)	4,420	4,381
HeartWare International Inc., 3.50%, 12/15/17 (a) (b)	3,575	4,290
Hologic Inc., 2.00%, 12/15/37 (a) (b) (d)	4,070	4,744
Incyte Corp. Ltd., 1.25%, 11/15/20 (a) (c)	2,015	2,445
Medidata Solutions Inc., 1.00%, 08/01/18 (a) (c)	4,100	5,230
Medivation Inc., 2.63%, 04/01/17 (a)	3,170	4,628
Salix Pharmaceuticals Ltd., 1.50%, 03/15/19 (a)	4,270	6,365
WellPoint Inc., 2.75%, 10/15/42 (a)	2,575	3,486
Wright Medical Group Inc., 2.00%, 08/15/17 (a)	1,120	1,493
		50,527
INDUSTRIALS - 17.7%
Aegean Marine Petroleum Network Inc, 4.00%, 11/01/18 (a)	850	893
Air Lease Corp., 3.88%, 12/01/18 (a) (b)	3,500	4,699
AirTran Holdings Inc., 5.25%, 11/01/16 (a) (b)	1,762	2,980
General Cable Corp., 5.00%, 11/15/29 (a) (b) (d)	4,440	4,748
InvenSense Inc, 1.75%, 11/01/18 (a) (c)	2,240	2,611
L-3 Communications Holdings Inc., 3.00%, 08/01/35 (a)	4,080	4,914
Navistar International Corp., 3.00%, 10/15/14 (a)	2,015	2,060
NetSuite Inc., 0.25%, 06/01/18 (a) (c)	2,360	2,602
Qihoo 360 Technology Co. Ltd., 2.50%, 09/15/18 (a) (c)	1,530	1,631
SanDisk Corp., 0.50%, 10/15/20 (a) (c)	3,420	3,386
Sina Corp., 1.00%, 12/01/18 (a) (c)	3,590	3,646
Titan Machinery Inc., 3.75%, 05/01/19 (a)	6,400	5,440
Yahoo! Inc., 0.00%, 12/01/18 (a) (c) (e)	2,390	2,469
		42,079
INFORMATION TECHNOLOGY - 22.2%
Bottomline Technologies Inc., 1.50%, 12/01/17 (a) (b)	1,785	2,392
Ciena Corp., 4.00%, 12/15/20 (a) (b)	5,125	7,540
CSG Systems International Inc., 3.00%, 03/01/17 (a) (b) (c)	2,660	3,563
Dealertrack Technologies Inc., 1.50%, 03/15/17 (a) (b)	1,716	2,372
Electronic Arts Inc., 0.75%, 07/15/16 (a) (b)	3,750	3,989
Ixia, 3.00%, 12/15/15 (a) (b)	4,085	4,402
JDS Uniphase Corp., 0.63%, 08/15/33 (a) (b) (c)	2,100	2,105
Linear Technology Corp., 3.00%, 05/01/27 (a)	4,000	4,560
Salesforce.com Inc., 0.25%, 04/01/18 (a) (c)	6,260	6,804
SunPower Corp., 0.75%, 06/01/18 (a) (c)	2,625	3,296
Take-Two Interactive Software Inc., 1.00%, 07/01/18 (a)	1,955	2,086
Workday Inc., 0.75%, 07/15/18 (a) (c)	3,895	4,569
Xilinx Inc., 3.13%, 03/15/37 (a)	3,365	5,327
		53,005
MATERIALS - 5.0%
Kaiser Aluminum Corp., 4.50%, 04/01/15 (a) (b)	3,530	5,262
RTI International Metals Inc., 1.63%, 10/15/19 (a)	6,355	6,677
		11,939
TELECOMMUNICATION SERVICES - 0.9%
Cogent Communications Group Inc., 1.00%, 06/15/27 (a) (b)	2,140	2,220
Total Corporate Bonds and Notes (cost $218,748)		234,002

See accompanying Notes to Financial Statements.

	Shares/Par †	Value
SHORT TERM INVESTMENTS - 17.5%

Investment Company - 17.5%
JNL Money Market Fund, 0.01% (f) (g)	41,670	41,670
Total Short Term Investments (cost $41,670)		41,670
Total Investments - 120.5% (cost $273,382)		287,308
Total Securities Sold Short - (49.1%) (proceeds $102,974)		(117,112)
Other Assets and Liabilities, Net - 28.6%		68,260
Total Net Assets - 100.0%		$238,456

SECURITIES SOLD SHORT - 49.1%
COMMON STOCKS - 49.1%

CONSUMER DISCRETIONARY - 6.4%
Ctrip.com International Ltd. - ADR	16	$771
Group 1 Automotive Inc.	21	1,508
Iconix Brand Group Inc.	94	3,748
Jarden Corp.	32	1,933
Live Nation Inc.	3	62
MGM Resorts International	60	1,405
Priceline.com Inc.	2	2,790
Tesla Motors Inc.	20	3,041
		15,258
ENERGY - 3.6%
Bristow Group Inc.	24	1,798
Chesapeake Energy Corp.	10	262
Cobalt International Energy Inc.	53	874
Energy XXI Bermuda Ltd.	34	933
Goodrich Petroleum Corp.	18	312
Hornbeck Offshore Services Inc.	49	2,400
PDC Energy Inc.	39	2,088
		8,667
FINANCIALS - 6.5%
DFC Global Corp.	68	783
iStar Financial Inc.	93	1,333
MetLife Inc.	41	2,211
Portfolio Recovery Associates Inc.	22	1,149
Radian Group Inc.	274	3,866
Walter Investment Management Corp.	63	2,223
Weyerhaeuser Co.	125	3,946
		15,511
HEALTH CARE - 11.9%
Allscripts-Misys Healthcare Solutions Inc.	216	3,332
Auxilium Pharmaceuticals Inc.	32	656
BioMarin Pharmaceutical Inc.	14	1,001
Brookdale Senior Living Inc.	57	1,536
Healthways Inc.	128	1,964
HeartWare International Inc.	21	2,015
Hologic Inc.	90	2,017
Incyte Corp.	30	1,524
Medidata Solutions Inc.	46	2,811
Medivation Inc.	53	3,357
Salix Pharmaceuticals Ltd.	54	4,849
WellPoint Inc.	24	2,213
Wright Medical Group Inc.	38	1,171
		28,446
INDUSTRIALS - 4.2%
Aegean Marine Petroleum Network Inc.	32	355
Air Lease Corp. - Class A	64	1,993
General Cable Corp.	66	1,947
L-3 Communications Holdings Inc.	31	3,288
Navistar International Corp.	15	580
Southwest Airlines Co.	65	1,224
Titan Machinery Inc.	33	581
		9,968
INFORMATION TECHNOLOGY - 12.8%
Bottomline Technologies Inc.	40	1,434
Ciena Corp.	176	4,207
CSG Systems International Inc.	71	2,075
Dealertrack Technologies Inc.	32	1,537
Electronic Arts Inc.	30	678
InvenSense Inc.	20	416
Ixia	115	1,525
JDS Uniphase Corp.	70	909
Linear Technology Corp.	18	797
NetSuite Inc.	11	1,166
Qihoo 360 Technology Co. Ltd. - ADR	9	754
Salesforce.com Inc.	40	2,231
SanDisk Corp.	22	1,570
Sina Corp.	12	969
SunPower Corp.	42	1,264
Take-Two Interactive Software Inc.	65	1,134
Workday Inc. - Class A	24	2,009
Xilinx Inc.	114	5,250
Yahoo! Inc.	16	651
		30,576
MATERIALS - 2.6%
Kaiser Aluminum Corp.	46	3,253
RTI International Metals Inc.	82	2,804
		6,057
TELECOMMUNICATION SERVICES - 1.1%
Cogent Communications Group Inc.	12	496
Crown Castle International Corp.	29	2,133
		2,629
Total Common Stocks (Proceeds $102,974)		117,112
Total Securities Sold Short - 49.1% (proceeds $102,974)		$117,112

(a)         Convertible security.

(b)         All or a portion of the security is pledged or segregated as collateral.  See the Notes to Financial Statements.

(c)          Rule 144A or Section 4(2) of the Securities Act of 1933 security which is restricted to resale to institutional investors.  The Sub-Adviser has deemed these securities to be liquid based on procedures approved by the Trust’s Board of Trustees. As of December 31, 2013, the value of Rule 144A and Section 4(2) liquid securities was $68,735.

(d)         Security is a “step-up” bond where the coupon may increase or step up at a future date. Rate stated was the coupon as of December 31, 2013.

(e)          Security issued with a zero coupon. Income is recognized through the accretion of discount.

(f)           Investment in affiliate.

(g)          Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2013.

See accompanying Notes to Financial Statements.

	Shares/Par †	Value
Curian/PIMCO Credit Income Fund* (m)
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES - 4.3%
Continental Airlines Inc. Pass-Through Trust
7.25%, 11/10/19	$58	$67
5.50%, 10/29/20	200	205
RASC Trust REMIC, 0.32%, 11/25/36 (b)	400	292
Other Securities		1,718
Total Non-U.S. Government Agency Asset-Backed Securities (cost $2,286)		2,282
CORPORATE BONDS AND NOTES - 63.4%
CONSUMER DISCRETIONARY - 4.8%
Time Warner Cable Inc.
5.85%, 05/01/17	100	109
6.75%, 07/01/18	100	112
Toll Brothers Finance Corp.
4.00%, 12/31/18	150	153
6.75%, 11/01/19	100	114
Venetian Casino Resort LLC Term Loan, 3.25%, 12/16/20	261	261
Viacom Inc., 4.25%, 09/01/23	300	299
Other Securities		1,481
		2,529
CONSUMER STAPLES - 1.3%
Anheuser-Busch InBev Worldwide Inc., 7.75%, 01/15/19	175	218
Other Securities		451
		669
ENERGY - 12.2%
CNOOC Finance 2013 Ltd., 3.00%, 05/09/23	300	267
Gazprom OAO Via Gaz Capital SA
8.15%, 04/11/18 (a)	200	235
9.25%, 04/23/19	150	184
Kerr-McGee Corp., 6.95%, 07/01/24	300	348
MarkWest Energy Partners LP
5.50%, 02/15/23	50	50
4.50%, 07/15/23	200	187
Petrobras International Finance Co., 7.88%, 03/15/19	300	340
Pioneer Natural Resources Co.
5.88%, 07/15/16	100	111
6.88%, 05/01/18	50	59
3.95%, 07/15/22	110	110
Rockies Express Pipeline LLC
3.90%, 04/15/15 (a)	100	100
6.00%, 01/15/19 (a)	200	185
Rosneft Finance SA
7.50%, 07/18/16 (a)	100	112
7.88%, 03/13/18	200	231
Southwestern Energy Co.
7.50%, 02/01/18	100	118
4.10%, 03/15/22	100	99
Transocean Inc., 6.00%, 03/15/18	200	224
Other Securities		3,445
		6,405
FINANCIALS - 30.7%
American Express Credit Corp., 0.75%, 07/29/16 (b)	300	302
American Tower Corp., 3.50%, 01/31/23	300	273
Banco Continental SA via Continental Senior Trustees II Cayman Ltd., 5.75%, 01/18/17 (a)	300	322
Banco Santander Brasil SA
4.50%, 04/06/15 (a)	100	103
4.63%, 02/13/17 (a)	300	312
Bank of America Corp.
6.50%, 08/01/16	350	395
0.00%, 01/04/17 (g)	500	474
Banque PSA Finance SA
2.14%, 04/04/14 (b) (c)	100	100
3.88%, 01/14/15, EUR	100	140
Barclays Bank Plc, 14.00%, (callable at 100 beginning 12/15/19) (b) (h), GBP	200	440
CIT Group Inc.
5.25%, 04/01/14 (a)	100	101
4.25%, 08/15/17	200	208
Citigroup Inc.
6.38%, 08/12/14	407	421
5.50%, 10/15/14	89	92
1.25%, 01/15/16	200	201
1.04%, 04/01/16 (b)	500	503
Ford Motor Credit Co. LLC
8.00%, 06/01/14	100	103
1.34%, 08/28/14 (b)	200	201
8.70%, 10/01/14	200	212
7.00%, 04/15/15	100	108
12.00%, 05/15/15	100	115
2.38%, 01/16/18	200	202
Goldman Sachs Group Inc.
5.95%, 01/18/18	700	796
6.15%, 04/01/18	200	229
7.50%, 02/15/19	180	219
6.00%, 06/15/20	200	229
HBOS Plc, 6.75%, 05/21/18 (a)	200	226
HSBC Bank Plc, 0.88%, 05/15/18 (b) (c)	200	200
HSBC Bank USA NA, 4.88%, 08/24/20	110	119
HSBC Finance Corp., 6.68%, 01/15/21	350	402
Intesa Sanpaolo SpA, 6.50%, 02/24/21 (a)	250	273
JPMorgan Chase & Co., 0.96%, 03/31/16 (b)	100	99
JPMorgan Chase Bank NA
0.57%, 06/13/16 (b)	250	249
5.88%, 06/13/16	300	333
5.38%, 09/28/16, GBP	100	180
0.99%, 05/31/17 (b), EUR	500	680
6.00%, 10/01/17	250	286
LBG Capital No.1 Plc, 7.59%, 05/12/20, GBP	200	350
Merrill Lynch & Co. Inc., 6.88%, 04/25/18	510	603
Morgan Stanley
6.25%, 08/28/17	100	114
7.30%, 05/13/19	390	473
5.75%, 01/25/21	100	113
Sberbank of Russia Via SB Capital SA, 5.40%, 03/24/17	200	214
SLM Corp.
3.88%, 09/10/15	150	155
8.45%, 06/15/18	200	233
UBS AG Stamford, 7.63%, 08/17/22	250	286
Weyerhaeuser Co., 7.38%, 10/01/19	300	364
Other Securities		3,350
		16,103
HEALTH CARE - 2.8%
Amgen Inc.
2.30%, 06/15/16	150	155
4.10%, 06/15/21	355	369
WellPoint Inc., 1.25%, 09/10/15	500	503
Other Securities		416
		1,443

See accompanying Notes to Financial Statements.

Curian Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands, except contracts)

December 31, 2013

	Shares/Par/Contracts †	Value
INDUSTRIALS - 2.5%
International Lease Finance Corp.
6.75%, 09/01/16 (a)	200	223
7.13%, 09/01/18 (a)	90	104
Other Securities		1,002
		1,329
INFORMATION TECHNOLOGY - 1.3%
Baidu Inc., 3.25%, 08/06/18	300	303
Other Securities		403
		706
MATERIALS - 1.6%
Other Securities		861

TELECOMMUNICATION SERVICES - 4.7%
Sprint Communications Inc., 8.38%, 08/15/17	200	232
Telefonica Emisiones SAU
3.99%, 02/16/16	100	105
6.42%, 06/20/16	100	111
Verizon Communications Inc.
6.10%, 04/15/18	40	46
4.50%, 09/15/20	200	214
5.15%, 09/15/23	400	429
6.55%, 09/15/43	500	583
Other Securities		734
		2,454
UTILITIES - 1.5%
Other Securities		765
Total Corporate Bonds and Notes (cost $33,269)		33,264

GOVERNMENT AND AGENCY OBLIGATIONS - 31.0%

GOVERNMENT SECURITIES - 29.1%
Sovereign - 1.7%
Spain Government Bond
3.80%, 01/31/17, EUR	100	145
3.75%, 10/31/18, EUR	300	432
Other Securities		298
		875
U.S. Treasury Securities - 27.4%
U.S. Treasury Bond
3.13%, 11/15/41	260	224
3.13%, 02/15/42	100	86
3.00%, 05/15/42 (i)	800	668
2.75%, 11/15/42 (i)	200	157
3.13%, 02/15/43	700	597
0.00%,11/15/43 (g)	2,500	713
3.75%, 11/15/43	400	385
U.S. Treasury Note
0.50%, 08/15/14	300	301
0.25%, 08/31/14	4,600	4,604
0.25%, 09/15/14	700	701
0.25%, 09/30/14	2,600	2,602
0.50%, 10/15/14	471	472
0.25%, 10/31/14	600	600
0.38%, 11/15/14	400	401
0.25%, 11/30/14	400	400
0.25%, 01/15/15	300	300
1.00%, 05/31/18	500	489
1.50%, 08/31/18	600	597
2.50%, 08/15/23	100	96
		14,393
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 1.9%
Federal National Mortgage Association - 1.9%
Federal National Mortgage Association, 3.50%, 01/15/44 , TBA (j)	1,000	993
Total Government and Agency Obligations (cost $16,517)		16,261

PURCHASED OPTIONS - 0.0%
Other Securities		16
Total Purchased Options (cost $8)		16

SHORT TERM INVESTMENTS - 2.9%

Commercial Paper - 0.8%
Itau Unibanco NY, 1.33%, 03/03/14	$400	399

Investment Company - 1.2%
JNL Money Market Fund, 0.01% (k) (l)	616	616

Treasury Securities - 0.9%
Mexico Cetes
0.28%, 03/20/14, MXN	$100	76
0.27%, 06/12/14, MXN	200	151
U.S. Treasury Bill, 0.10%, 09/18/14 (i)	271	271
		498
Total Short Term Investments (cost $1,515)		1,513
Total Investments - 101.6% (cost $53,595)		53,336
Other Assets and Liabilities, Net - (1.6%)		(863)
Total Net Assets - 100.0%		$52,473

(a)         Rule 144A or Section 4(2) of the Securities Act of 1933 security which is restricted to resale to institutional investors. The Sub-Adviser has deemed these securities to be liquid based on procedures approved by the Trust’s Board of Trustees. As of December 31, 2013, the value of Rule 144A and Section 4(2) liquid securities was $6,335.

(b)         Variable rate security. Rate stated was in effect as of December 31, 2013.

(c)          Rule 144A, Section 4(2) of the Securities Act of 1933 or other security which is restricted to resale to institutional investors. The Sub-Adviser has not deemed the Rule 144A or Section 4(2) securities to be liquid based on procedures approved by the Trust’s Board of Trustees. Other securities restricted to resale to institutional investors may be liquid. See Restricted Securities Note in these Schedules of Investments

(d)         The interest rate for this security is inversely affected by upgrades or downgrades to the credit rating of the issuer.

(e)          Non-income producing security.

(f)           Security is in default relating to principal and/or interest.

(g)          Security issued with a zero coupon. Income is recognized through the accretion of discount.

(h)         Perpetual security.

(i)             All or a portion of the security is pledged or segregated as collateral. See the Notes to Financial Statements.

(j)            All or a portion of the investment was purchased on a delayed delivery basis. As of December 31, 2013, the total cost of investments purchased on a delayed delivery basis was $995.

(k)         Investment in affiliate.

(l)             Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2013.

(m)     For all items listed as “Other Securities” in this Summary Schedule of Investments, this represents issues not identified as top-fifty unaffiliated holdings in terms of value and issues or issuers not exceeding one percent individually or in aggregate, respectively, as of December 31, 2013. In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption.

See accompanying Notes to Financial Statements.

Restricted Securities - Restricted securities are often purchased in private placement transactions and cannot be sold without prior registration unless the sale is pursuant to an exemption under the Securities Act of 1933, as amended.  The following table details restricted securities, including Rule 144A securities that have not been deemed liquid, held by the Fund at December 31, 2013.

	Initial Acquisition Date	Cost	Ending Value	Percent of Net Assets
Activision Blizzard Inc., 5.63%, 09/15/21	11/04/2013	$104	$104	0.2%
Antero Resources Finance Corp., 5.38%, 11/01/21	10/25/2013	100	101	0.2
Aviation Capital Group Corp., 4.63%, 01/31/18	02/12/2013	102	104	0.2
Banque PSA Finance SA, 2.14%, 04/04/14	02/20/2013	100	100	0.2
Credit Suisse AG, 6.50%, 08/08/23	08/27/2013	201	213	0.4
GLP Capital LP, 4.38%, 11/01/18	10/24/2013	100	102	0.2
HSBC Bank Plc, 0.88%, 05/15/18	08/27/2013	200	200	0.4
Hyundai Capital America, 1.88%, 08/09/16	08/07/2013	100	100	0.2
LeasePlan Corp NV, 2.50%, 05/16/18	05/08/2013	199	194	0.3
Niagara Mohawk Power Corp., 2.72%, 11/28/22	11/21/2012	100	92	0.2
Petrofac Ltd., 3.40%, 10/10/18	10/04/2013	100	101	0.2
RCI Banque SA, 3.50%, 04/03/18	03/26/2013	100	102	0.2
Slovenia Government International Bond, 4.70%, 11/01/16	11/18/2013	134	141	0.2
Virgin Australia Trust, 5.00%, 10/23/23	11/11/2013	102	102	0.2
Wynn Macau Ltd, 5.25%, 10/15/21	10/11/2013	200	200	0.4
		$1,942	$1,956	3.7%

Schedule of Written Options

	Expiration Date	Exercise Price	Contracts	Value
Index Options
CDX.NA.IG-21 Call Option, JPM	01/15/2014	0.65	10	$(1)
CDX.NA.IG-21 Put Option, JPM	01/15/2014	0.90	10	—
iTraxx Europe Series 20 Call Option, BNP	03/19/2014	0.70	10	(3)
iTraxx Europe Series 20 Call Option, JPM	03/19/2014	0.70	1	—
iTraxx Europe Series 20 Put Option, BNP	03/19/2014	1.10	10	(1)
iTraxx Europe Series 20 Put Option, JPM	03/19/2014	1.10	1	—
			42	$(5)
Interest Rate Swaptions
Call Swaption, 3-month Euribor versus 0.40% fixed, BBP	03/14/2014	N/A	1	$—
Call Swaption, 3-month Euribor versus 0.40% fixed, BOA	03/12/2014	N/A	4	(1)
Call Swaption, 3-month Euribor versus 0.40% fixed, DUB	03/12/2014	N/A	2	—
Call Swaption, 3-month Euribor versus 0.40% fixed, GSC	03/12/2014	N/A	1	—
Call Swaption, 3-month LIBOR versus 1.30% fixed, GSB	03/17/2014	N/A	41	—
Call Swaption, 3-month LIBOR versus 2.50% fixed, JPM	01/27/2014	N/A	3	—
Call Swaption, 3-month LIBOR versus 2.65% fixed, CIT	03/03/2014	N/A	2	—
Put Swaption, 3-month Euribor versus 0.40% fixed, BBP	03/14/2014	N/A	1	—
Put Swaption, 3-month Euribor versus 0.40% fixed, BOA	03/12/2014	N/A	4	—
Put Swaption, 3-month Euribor versus 0.40% fixed, DUB	03/12/2014	N/A	2	—
Put Swaption, 3-month Euribor versus 0.40% fixed, GSC	03/12/2014	N/A	1	—
Put Swaption, 3-month LIBOR versus 1.90% fixed, GSB	03/17/2014	N/A	41	(32)
Put Swaption, 3-month LIBOR versus 2.00% fixed, GSB	03/31/2014	N/A	151	(28)
Put Swaption, 3-month LIBOR versus 2.50% fixed, DUB	09/21/2015	N/A	2	(8)
Put Swaption, 3-month LIBOR versus 3.10% fixed, CIT	03/03/2014	N/A	2	(3)
			258	$(72)

Summary of Written Options

	Contracts	Premiums
Options outstanding at December 31, 2012	5	$4
Options written during the year	200,544	151
Options closed during the year	(21)	(11)
Options expired during the year	(200,228)	(85)
Options outstanding at December 31, 2013	300	$59

See accompanying Notes to Financial Statements.

Schedule of Open Futures Contracts

	Expiration	Contracts Long	Unrealized Appreciation / (Depreciation)
90-Day Eurodollar Future	June 2015	111	$11
90-Day Eurodollar Future	September 2015	61	(23)
90-Day Eurodollar Future	March 2016	27	(18)
90-Day Eurodollar Future	June 2016	5	(5)
90-Day Eurodollar Future	September 2016	1	(1)
U.S. 5-Year Deliverable Interest Rate Swap Future	March 2014	12	(14)
U.S. Treasury Note Future, 5-Year	March 2014	19	(29)
			$(79)

Schedule of Open Forward Foreign Currency Contracts

Purchased/ Sold	Settlement Date	Counter- Party	Notional Amount		Value	Unrealized Gain/(Loss)
BRL/USD	01/03/2014	MSC	BRL	87	$37	$—
BRL/USD	02/04/2014	MSC	BRL	87	36	—
EUR/USD	01/02/2014	GSC	EUR	116	160	3
EUR/USD	01/02/2014	CIT	EUR	1,333	1,834	(1)
MXN/USD	03/06/2014	MSC	MXN	3,416	260	2
MXN/USD	03/06/2014	JPM	MXN	522	40	—
MXN/USD	03/06/2014	JPM	MXN	781	60	—
MXN/USD	03/06/2014	DUB	MXN	1,317	100	—
USD/AUD	01/06/2014	CIT	AUD	(79)	(71)	2
USD/BRL	01/03/2014	MSC	BRL	(87)	(37)	—
USD/CAD	03/20/2014	CIT	CAD	(36)	(34)	—
USD/EUR	01/02/2014	BOA	EUR	(1,029)	(1,416)	(24)
USD/EUR	01/02/2014	DUB	EUR	(101)	(139)	(3)
USD/EUR	01/02/2014	UBS	EUR	(213)	(293)	(4)
USD/EUR	01/02/2014	CSI	EUR	(106)	(146)	—
USD/EUR	02/04/2014	CIT	EUR	(1,333)	(1,834)	1
USD/GBP	03/12/2014	BCL	GBP	(672)	(1,112)	(14)
USD/GBP	03/12/2014	BCL	GBP	(125)	(207)	(2)
USD/JPY	02/18/2014	UBS	JPY	(2,300)	(22)	1
USD/JPY	02/18/2014	DUB	JPY	(51,000)	(484)	11
USD/MXN	06/12/2014	BNP	MXN	(983)	(74)	1
USD/MXN	06/12/2014	JPM	MXN	(983)	(74)	1
USD/MXN	03/20/2014	CIT	MXN	(992)	(75)	—
					$(3,491)	$(26)

Schedule of Interest Rate Swap Agreements

Counterparty	Floating Rate Index	Fund Paying / Receiving Floating Rate	Fixed Rate	Expiration Date	Notional Amount(1)		Premiums Paid / (Received)	Unrealized Appreciation / (Depreciation)
Over the Counter Interest Rate Swap Agreements
BOA	Brazil Interbank Deposit Rate	Paying	8.42%	01/02/2017	BRL	600	$1	$(21)
BOA	Brazil Interbank Deposit Rate	Paying	8.91%	01/02/2017	BRL	2,000	2	(57)
BOA	Brazil Interbank Deposit Rate	Paying	8.91%	01/02/2017	BRL	2,000	2	(58)
DUB	Mexican Interbank Rate	Paying	5.00%	02/22/2023	MXN	11,600	(15)	(98)
GSB	Brazil Interbank Deposit Rate	Paying	12.26%	01/02/2017	BRL	300	—	—
GSB	Brazil Interbank Deposit Rate	Paying	8.72%	01/02/2017	BRL	800	(3)	(21)
							$(13)	$(255)

Counterparty	Floating Rate Index	Fund Paying / Receiving Floating Rate	Fixed Rate	Expiration Date	Notional Amount(1)	Unrealized Appreciation / (Depreciation)
Centrally Cleared Interest Rate Swap Agreements
N/A	3-Month LIBOR	Paying	0.95%	05/01/2018	200	$(5)
N/A	3-Month LIBOR	Paying	1.00%	06/19/2018	800	(13)
N/A	3-Month LIBOR	Paying	2.00%	12/18/2018	2,100	22
N/A	3-Month LIBOR	Paying	3.00%	06/20/2023	300	(1)

See accompanying Notes to Financial Statements.

Curian Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2013

Counterparty	Floating Rate Index	Fund Paying / Receiving Floating Rate	Fixed Rate	Expiration Date	Notional Amount(1)		Unrealized Appreciation / (Depreciation)
Centrally Cleared Interest Rate Swap Agreements (continued)
N/A	6-Month Australian Bank Bill Short Term Rate	Paying	4.00%	06/18/2019	AUD	600	$3
N/A	6-Month EURIBOR	Receiving	2.25%	09/19/2024	EUR	200	(3)
N/A	British Bankers’ Association Yen LIBOR	Paying	1.00%	09/18/2023	JPY	66,700	(7)
							$(4)

Schedule of Credit Default Swap Agreements

Counterparty	Reference Obligation	Implied Credit Spread(3)	Fixed Received Rate(6)	Expiration Date	Notional Amount(1), (5)	Value(4)	Premiums Paid / (Received)	Unrealized Appreciation / (Depreciation)
Over the Counter Credit Default Swap Agreements
Credit default swap agreements - sell protection(2)
CIT	AT&T Inc., 1.60%, 02/15/2017	0.39%	1.00%	12/20/2017	$(150)	$4	$2	$2
DUB	Bank of America Corp., 5.65%, 05/01/2018	0.74%	1.00%	12/20/2018	(100)	1	—	1
BOA	Barrick Gold Corp., 5.80%, 11/15/2034	1.59%	1.00%	06/20/2018	(100)	(2)	(4)	1
CIT	Barrick Gold Corp., 5.80%, 11/15/2034	1.86%	1.00%	12/20/2018	(100)	(4)	(4)	—
MSS	Barrick Gold Corp., 5.80%, 11/15/2034	1.86%	1.00%	12/20/2018	(100)	(4)	(4)	—
BBP	Berkshire Hathaway Inc., 2.45%, 12/15/2015	0.53%	1.00%	12/20/2017	(200)	4	(2)	6
MSS	D.R. Horton Inc., 5.25%, 02/15/2015	1.50%	1.00%	09/20/2018	(100)	(2)	(7)	4
CSI	Encana Corp., 4.75%, 10/15/2013	0.67%	1.00%	03/20/2018	(100)	1	(1)	3
BOA	Federated Republic of Brazil, 12.25%, 03/06/2030	1.86%	1.00%	12/20/2018	(300)	(12)	(16)	3
CIT	Federated Republic of Brazil, 12.25%, 03/06/2030	1.86%	1.00%	12/20/2018	(100)	(4)	(4)	—
CSI	Federated Republic of Brazil, 12.25%, 03/06/2030	1.53%	1.00%	09/20/2017	(100)	(2)	(3)	1
CSI	Federated Republic of Brazil, 12.25%, 03/06/2030	1.86%	1.00%	12/20/2018	(100)	(4)	(5)	1
JPM	Federated Republic of Brazil, 12.25%, 03/06/2030	1.86%	1.00%	12/20/2018	(100)	(4)	(5)	1
MSC	Federated Republic of Brazil, 12.25%, 03/06/2030	1.47%	1.00%	06/20/2017	(100)	(2)	(3)	2
MSS	Federated Republic of Brazil, 12.25%, 03/06/2030	1.86%	1.00%	12/20/2018	(100)	(4)	(4)	—
CSI	Finmeccanica Finance S.A., 5.75%, 12/12/2018	2.50%	5.00%	03/20/2018	(138)	14	7	6
BBP	Ford Motor Co., 6.50%, 08/01/2018	0.48%	5.00%	12/20/2015	(50)	5	5	—
JPM	HSBC Bank Plc, 4.00%, 01/15/2021	0.61%	1.00%	12/20/2018	(275)	5	3	2
BOA	Italian Republic, 6.88%, 09/27/2023	1.14%	1.00%	12/20/2016	(500)	(2)	(6)	4
GSI	KB Home, 9.10%, 09/15/2017	2.68%	5.00%	09/20/2018	(100)	10	5	5
CIT	Kinder Morgan Energy Partners LP, 3.50%, 03/01/2016	1.33%	1.00%	03/20/2023	(200)	(5)	(13)	7
BNP	Kingdom of Spain, 5.50%, 07/30/2017	1.49%	1.00%	12/20/2018	(100)	(2)	(3)	1
DUB	Kingdom of Spain, 5.50%, 07/30/2017	1.49%	1.00%	12/20/2018	(200)	(5)	(7)	3
MSS	MCDX.NA.21	n/a	1.00%	12/20/2018	(100)	(2)	(2)	—
BBP	Metlife Inc., 02/08/2021	0.71%	1.00%	12/20/2018	(600)	8	—	9
BOA	Metlife Inc., 02/08/2021	0.57%	1.00%	12/20/2017	(100)	2	(4)	6
CSI	MGM Resorts International, 7.63%, 01/15/2017	1.84%	5.00%	03/20/2018	(300)	38	2	38
CIT	Newmont Mining Corp., 5.88%, 04/01/2035	2.06%	1.00%	06/20/2018	(100)	(4)	(3)	(1)
BBP	People’s Republic of China, 4.25%, 10/28/2014	0.75%	1.00%	12/20/2018	(150)	2	2	—
CIT	People’s Republic of China, 4.25%, 10/28/2014	0.75%	1.00%	12/20/2018	(100)	1	2	—
DUB	People’s Republic of China, 4.25%, 10/28/2014	0.75%	1.00%	12/20/2018	(100)	1	1	—
GSI	People’s Republic of China, 4.75%, 10/29/2013	0.75%	1.00%	12/20/2018	(100)	1	1	—
BBP	Petrobras International Finance Co., 8.38%, 12/10/2018	0.91%	1.00%	03/20/2014	(200)	—	—	1
BNP	Petrobras International Finance Co., 8.38%, 12/10/2018	1.41%	1.00%	06/20/2015	(100)	(1)	(1)	—
DUB	Petrobras International Finance Co., 8.38%, 12/10/2018	1.20%	1.00%	03/20/2015	(100)	—	(1)	1
GSI	Plains All American Pipeline, 3.95%, 09/15/2015	0.43%	1.00%	12/20/2017	(100)	2	—	2
DUB	Russian Federation, 7.50%, 03/31/2030	1.24%	1.00%	06/20/2017	(60)	—	(4)	4
GSI	Sony Corp., 1.57%, 06/19/2015	1.15%	1.00%	03/20/2018	(95)	(1)	(7)	7
CIT	Teck Resources Ltd., 3.15%, 01/15/2017	1.14%	1.00%	06/20/2018	(100)	(1)	(4)	4
BBP	United Mexican States, 5.95%, 03/19/2019	0.88%	1.00%	12/20/2018	(250)	2	—	2
BOA	United Mexican States, 5.95%, 03/19/2019	0.88%	1.00%	12/20/2018	(200)	1	—	1
CSI	United Mexican States, 5.95%, 03/19/2019	0.63%	1.00%	09/20/2017	(100)	1	(1)	2
CSI	United Mexican States, 5.95%, 03/19/2019	0.88%	1.00%	12/20/2018	(50)	—	—	—

See accompanying Notes to Financial Statements.

Counterparty	Reference Obligation	Implied Credit Spread(3)	Fixed Received Rate(6)	Expiration Date	Notional Amount(1), (5)	Value(4)	Premiums Paid / (Received)	Unrealized Appreciation / (Depreciation)
Over the Counter Credit Default Swap Agreements (continued)
Credit default swap agreements - sell protection(2) (continued)
GSI	United Mexican States, 5.95%, 03/19/2019	0.58%	1.00%	06/20/2017	$(100)	$1	$(3)	$4
GSI	United Mexican States, 5.95%, 03/19/2019	0.88%	1.00%	12/20/2018	(150)	1	—	1
DUB	Whirlpool Corp., 7.75%, 07/15/2016	0.60%	1.00%	03/20/2018	(100)	2	(1)	3
					$(6,768)	$40	$(92)	$137

Counterparty	Reference Obligation	Implied Credit Spread(3)	Fixed Received Rate(6)	Expiration Date	Notional Amount(1), (5)	Value(4)	Unrealized Appreciation
Centrally Cleared Credit Default Swap Agreements
Credit default swap agreements - sell protection (2)
N/A	CDX.NA.IG-18	n/a	1.00%	06/20/2017	$(275)	$6	$2
N/A	CDX.NA.IG-18	n/a	1.00%	06/20/2022	(3,450)	—	63
N/A	CDX.NA.IG-19	n/a	1.00%	12/20/2017	(500)	11	5
N/A	CDX.NA.IG-19	n/a	1.00%	12/20/2022	(2,350)	(6)	65
N/A	CDX.NA.IG-21	n/a	1.00%	12/20/2018	(4,300)	77	18
					$(10,875)	$88	$153

(1)Notional amount is stated in USD unless otherwise noted.

(2)If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay the buyer of protection an amount equal to the notional amount of the referenced obligation and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the reference obligation or underlying securities comprising the referenced index.

(3)Implied credit spreads, represented in absolute terms, utilized in determining the value of credit default swap agreements on corporate issues and sovereign issues serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative.  The implied credit spread of a particular referenced entity reflects the cost of selling protection and may include upfront payments required to be made to enter into the agreement.  Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the applicable agreement.

(4)The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)The maximum potential amount the Fund could be required to pay as a seller of credit protection if a credit event occurs is limited to the total notional amount which is defined under the terms of each swap agreement.

(6)If the Fund is a seller of protection, the Fund receives the fixed rate.

See accompanying Notes to Financial Statements.

	Shares/Par †	Value
Curian/PineBridge Merger Arbitrage Fund
COMMON STOCKS - 62.2%
CONSUMER DISCRETIONARY - 7.4%
Mac-Gray Corp.	391	$8,298
The Jones Group Inc.	740	11,070
		19,368
CONSUMER STAPLES - 2.9%
Harris Teeter Supermarkets Inc.	150	7,424

ENERGY - 1.6%
Coastal Energy Co. (a)	239	4,243

FINANCIALS - 4.3%
Hudson City Bancorp Inc.	1,182	11,146

HEALTH CARE - 20.3%
Given Imaging Ltd. (a)	176	5,283
Health Management Associates Inc. - Class A (a)	1,070	14,016
Life Technologies Corp. (a)	240	18,207
Patheon Inc. (a)	265	2,447
Perrigo Co. Plc	—	—
ViroPharma Inc. (a)	261	12,998
		52,951
INDUSTRIALS - 6.9%
Flow International Corp. (a)	1,109	4,480
Pactera Technology International Ltd. - ADR (a)	1,158	8,279
RDA Microelectronics Inc. - ADR	288	5,155
		17,914
INFORMATION TECHNOLOGY - 12.9%
Anaren Inc. (a)	336	9,394
AsiaInfo-Linkage Inc. (a)	715	8,554
LSI Corp.	1,179	12,993
Xyratex Ltd.	195	2,591
		33,532
MATERIALS - 0.6%
Zoltek Cos. Inc. (a)	101	1,692

UTILITIES - 5.3%
UNS Energy Corp.	230	13,780
Total Common Stocks (cost $159,612)		162,050

CORPORATE BONDS AND NOTES - 4.4%
FINANCIALS - 4.4%
Bank Nederlandse Gemeenten, 1.50%, 03/28/14	$1,600	1,604
Inter-American Development Bank, 3.00%, 04/22/14	3,300	3,328
International Bank for Reconstruction & Development, 1.13%, 08/25/14	6,500	6,527
Total Corporate Bonds and Notes (cost $11,475)		11,459

GOVERNMENT AND AGENCY OBLIGATIONS - 4.4%
GOVERNMENT SECURITIES - 4.4%
Sovereign - 4.4%
European Investment Bank
1.50%, 05/15/14	4,780	4,802
1.13%, 08/15/14	6,500	6,537
Total Government and Agency Obligations (cost $11,344)		11,339

SHORT TERM INVESTMENTS - 28.9%
Investment Company - 17.0%
JNL Money Market Fund, 0.01% (b) (c)	44,368	44,368
Treasury Securities - 11.9%
U.S. Treasury Bill
0.03%, 01/09/14 (d)	$12,000	12,000
0.03%, 02/13/14	8,000	8,000
0.03%, 02/20/14	8,000	7,999
0.02%, 02/27/14	3,000	3,000
		30,999
Total Short Term Investments (cost $75,367)		75,367
Total Investments - 99.9% (cost $257,798)		260,215
Total Securities Sold Short - (4.2%) (proceeds $10,336)		(10,966)
Other Assets and Liabilities, Net - 4.3%		11,150
Total Net Assets - 100.0%		$260,399

SECURITIES SOLD SHORT - 4.2%
COMMON STOCKS - 4.2%
FINANCIALS - 3.1%
M&T Bank Corp.	69	$8,049

HEALTH CARE - 1.1%
Community Health Systems Inc.	74	2,917
Total Securities Sold Short - 4.2% (proceeds $10,336)		$10,966

(a)                               Non-income producing security.

(b)                               Investment in affiliate.

(c)                                Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2013.

(d)                               All or a portion of the security is pledged or segregated as collateral.  See the Notes to Financial Statements.

Curian/Schroder Emerging Europe Fund
COMMON STOCKS - 96.0%
CYPRUS - 1.3%
Eurasia Drilling Co. Ltd. - GDR	6	$282

GREECE - 1.7%
Folli Follie SA (a)	5	164
Hellenic Telecommunications Organization SA (a)	8	110
Motor Oil Hellas Corinth Refineries SA	8	94
		368
HUNGARY - 4.9%
OTP Bank Plc	23	430
Richter Gedeon Nyrt	32	640
		1,070
KAZAKHSTAN - 2.6%
Halyk Savings Bank of Kazakhstan JSC - GDR	48	495
KCell JSC - GDR	5	81
		576
POLAND - 11.3%
Bank Zachodni WBK SA	1	187
Cyfrowy Polsat SA (a)	27	176
Powszechna Kasa Oszczednosci Bank Polski SA	80	1,043
Powszechny Zaklad Ubezpieczen SA	7	1,038
		2,444

See accompanying Notes to Financial Statements.

	Shares/Par †	Value
PORTUGAL - 1.0%
Jeronimo Martins SGPS SA	12	230

ROMANIA - 0.3%
Societatea Nationala de Gaze Naturale ROMGAZ SA	5	56

RUSSIAN FEDERATION - 56.2%
Gazprom Neft OAO - ADR	10	221
Gazprom OAO - ADR	123	1,055
Lukoil OAO - ADR	35	2,186
Luxoft Holding Inc. - Class A (a)	7	249
Magnit OJSC	4	1,021
Magnit OJSC - GDR	1	50
Mail.ru Group Ltd. - GDR	15	679
MD Medical Group Investments Plc - GDR	3	29
MegaFon OAO - GDR	5	182
Mobile Telesystems OJSC	48	478
Mobile Telesystems OJSC - ADR	22	480
Moscow Exchange MICEX-RTS OAO	223	441
NovaTek OAO - GDR	6	816
Sberbank of Russia - ADR	172	2,174
Sistema JSFC - GDR	15	470
Surgutneftegas OAO - ADR	96	748
Tatneft OAO - GDR	22	828
Yandex NV - Class A (a)	2	76
		12,183
TURKEY - 14.6%
Akbank TAS	75	235
Coca-Cola Icecek A/S	9	210
Haci Omer Sabanci Holding A/S	166	667
KOC Holding A/S	36	148
Tupras Turkiye Petrol Rafinerileri A/S	12	237
Turk Hava Yollari	82	245
Turk Traktor ve Ziraat Makineleri A/S	7	189
Turkcell Iletisim Hizmetleri A/S (a)	122	649
Turkiye Halk Bankasi A/S	56	317
Turkiye Vakiflar Bankasi Tao	74	131
Ulker Biskuvi Sanayi A/S	8	56
Yapi ve Kredi Bankasi A/S	48	84
		3,168
UNITED ARAB EMIRATES - 1.8%
Emaar Properties PJSC	184	382

UNITED STATES OF AMERICA - 0.3%
EPAM Systems Inc. (a)	2	61
Total Common Stocks (cost $19,981)		20,820

PREFERRED STOCKS - 1.4%
RUSSIAN FEDERATION - 1.4%
Sberbank of Russia	69	168
Surgutneftegas OAO	168	132
Total Preferred Stocks (cost $271)		300

SHORT TERM INVESTMENTS - 1.7%
Investment Company - 1.7%
JNL Money Market Fund, 0.01% (b) (c)	367	367
Total Short Term Investments (cost $367)		367
Total Investments - 99.1% (cost $20,619)		21,487
Other Assets and Liabilities, Net - 0.9%		193
Total Net Assets - 100.0%		$21,680

(a)                               Non-income producing security.

(b)                               Investment in affiliate.

(c)                                Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2013.

Curian/T. Rowe Price Capital Appreciation Fund
COMMON STOCKS - 63.9%
CONSUMER DISCRETIONARY - 7.3%
AutoZone Inc. (a)	2	$836
Delphi Automotive Plc	7	397
Dollar General Corp. (a)	2	133
Dollar Tree Inc. (a)	5	293
General Motors Co. (a)	—	4
Johnson Controls Inc.	2	87
Kohl’s Corp.	—	6
L Brands Inc.	1	81
Lowe’s Cos. Inc.	5	248
O’Reilly Automotive Inc. (a)	3	360
TRW Automotive Holdings Corp. (a)	4	320
Walt Disney Co.	1	99
		2,864
CONSUMER STAPLES - 6.7%
Avon Products Inc.	4	74
General Mills Inc.	10	509
Mondelez International Inc. - Class A	10	363
Nestle SA	8	569
PepsiCo Inc.	2	174
Philip Morris International Inc.	5	401
Procter & Gamble Co.	6	521
		2,611
ENERGY - 2.0%
Anadarko Petroleum Corp.	1	103
Apache Corp.	4	327
Imperial Oil Ltd.	1	40
Pioneer Natural Resources Co.	1	110
Range Resources Corp.	2	187
		767
FINANCIALS - 12.0%
American Tower Corp.	7	519
Invesco Ltd.	9	335
JPMorgan Chase & Co.	7	386
Marsh & McLennan Cos. Inc.	20	953
PNC Financial Services Group Inc.	2	116
Simon Property Group Inc.	1	122
State Street Corp.	10	756
TD Ameritrade Holding Corp.	25	766
U.S. Bancorp	9	359
XL Group Plc	12	370
		4,682
HEALTH CARE - 11.6%
Allergan Inc.	5	567
DaVita HealthCare Partners Inc. (a)	1	89
Dentsply International Inc.	8	383
Henry Schein Inc. (a)	2	171
Humana Inc.	1	134
Perrigo Co. Plc	1	123
Pfizer Inc.	20	597
Thermo Fisher Scientific Inc.	12	1,358
UnitedHealth Group Inc.	12	911
Zoetis Inc. - Class A	6	203
		4,536

See accompanying Notes to Financial Statements.

	Shares/Par †	Value
INDUSTRIALS - 9.5%
Actuant Corp. - Class A	1	40
Boeing Co.	2	300
Danaher Corp.	20	1,529
Iron Mountain Inc.	8	252
Roper Industries Inc.	1	139
Tyco International Ltd.	8	328
United Technologies Corp.	10	1,127
		3,715
INFORMATION TECHNOLOGY - 7.7%
Accenture Plc - Class A	1	99
Fiserv Inc. (a)	18	1,033
Google Inc. - Class A (a)	—	448
International Business Machines Corp.	1	263
NXP Semiconductors NV (a)	8	349
TE Connectivity Ltd.	6	347
Texas Instruments Inc.	11	470
		3,009
TELECOMMUNICATION SERVICES - 1.8%
Crown Castle International Corp. (a)	7	499
SBA Communications Corp. (a)	2	189
		688
UTILITIES - 5.3%
Consolidated Edison Co.	2	94
Edison International	3	144
Entergy Corp.	6	386
NRG Energy Inc.	3	86
PG&E Corp.	19	757
Xcel Energy Inc.	22	620
		2,087
Total Common Stocks (cost $23,471)		24,959

INVESTMENT COMPANIES - 1.9%
T. Rowe Price Institutional Floating Rate Fund (b)	74	759
Total Investment Companies (cost $756)		759

NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES - 0.3%
Ally Master Owner Trust, 1.24%, 08/15/17 (d)	$100	101
Continental Airlines Inc. Pass-Through Trust, 4.15%, 04/11/24	20	20
Total Non-U.S. Government Agency Asset-Backed Securities (cost $120)		121

CORPORATE BONDS AND NOTES - 17.1%
CONSUMER DISCRETIONARY - 2.8%
AmeriGas Finance LLC
6.75%, 05/20/20	25	27
7.00%, 05/20/22	50	54
AmeriGas Partners LP, 6.25%, 08/20/19	25	27
Cedar Fair LP
9.13%, 08/01/18	25	27
5.25%, 03/15/21	25	25
Delphi Corp.
5.88%, 05/15/19	25	26
5.00%, 02/15/23	125	129
Dollar General Corp., 1.88%, 04/15/18	20	19
L Brands Inc.
6.90%, 07/15/17	25	29
8.50%, 06/15/19	25	30
5.63%, 02/15/22	25	26
5.63%, 10/15/23	100	102
Lamar Media Corp., 5.88%, 02/01/22	75	77
Suburban Propane Partners LP, 7.50%, 10/01/18	25	27
TRW Automotive Inc., 4.50%, 03/01/21 (e)	35	35
Univision Communications Inc.
6.88%, 05/15/19 (e)	50	53
6.75%, 09/15/22 (e)	100	110
5.13%, 05/15/23 (e)	25	25
UPC Financing Partnership Term Loan AH, 3.25%, 06/30/21 (d)	250	249
		1,097
CONSUMER STAPLES - 3.9%
B&G Foods Inc., 4.63%, 06/01/21	25	24
Campbell Soup Co., 0.54%, 08/01/14 (d)	25	25
Dunkin Brands Term Loan B-2, 5.00%, 03/10/17 (d)	697	699
General Mills Inc., 0.54%, 01/29/16 (d)	30	30
Heineken NV, 0.80%, 10/01/15 (e)	25	25
HJ Heinz Co. Term Loan B-2, 3.50%, 03/27/20 (d)	548	552
Procter & Gamble Co., 3.10%, 08/15/23	145	139
Walgreen Co., 0.74%, 03/13/14 (d)	20	20
		1,514
ENERGY - 3.1%
Antero Resources Finance Corp.
7.25%, 08/01/19	17	18
6.00%, 12/01/20	25	26
Concho Resources Inc.
7.00%, 01/15/21	25	28
6.50%, 01/15/22	25	27
5.50%, 10/01/22	25	26
5.50%, 04/01/23	100	103
Energy Transfer Partners LP
4.15%, 10/01/20	35	36
4.90%, 02/01/24	30	30
EQT Corp.
8.13%, 06/01/19	95	115
4.88%, 11/15/21	50	51
Laredo Petroleum Inc., 7.38%, 05/01/22	25	27
MarkWest Energy Partners LP
6.50%, 08/15/21	50	54
6.25%, 06/15/22	75	79
5.50%, 02/15/23	50	50
4.50%, 07/15/23	125	117
Range Resources Corp.
6.75%, 08/01/20	125	135
5.75%, 06/01/21	100	106
5.00%, 08/15/22	25	25
5.00%, 03/15/23	75	73
SM Energy Co., 6.50%, 01/01/23	10	11
Spectra Energy Partners LP, 4.75%, 03/15/24	35	36
Targa Resources Partners LP, 4.25%, 11/15/23 (e)	25	22
		1,195
FINANCIALS - 2.1%
American Tower Corp., 5.00%, 02/15/24	15	15
Caterpillar Financial Services Corp.
0.70%, 11/06/15	20	20
1.25%, 11/06/17	15	15
CBRE Services Inc., 6.63%, 10/15/20	25	27
E*TRADE Financial Corp.
6.75%, 06/01/16	50	54
6.00%, 11/15/17	75	80
6.38%, 11/15/19	150	161
Ford Motor Credit Co. LLC, 6.63%, 08/15/17	200	231

See accompanying Notes to Financial Statements.

	Shares/Par †	Value
Host Hotels & Resorts LP, 5.88%, 06/15/19	20	22
John Deere Capital Corp.
0.34%, 10/08/14 (d)	35	35
0.31%, 01/12/15 (d)	60	60
0.70%, 09/04/15	15	15
Legg Mason Inc., 5.50%, 05/21/19 (f)	50	55
PACCAR Financial Corp., 0.38%, 05/05/15 (d)	10	10
Toyota Motor Credit Corp., 0.41%, 01/23/15 (d)	25	25
		825
HEALTH CARE - 0.3%
Baxter International Inc., 0.41%, 12/11/14 (d)	25	25
Merck & Co. Inc., 0.43%, 05/18/16 (d)	30	30
Pfizer Inc., 0.90%, 01/15/17	70	70
		125
INDUSTRIALS - 0.9%
Burlington Northern Santa Fe LLC, 3.85%, 09/01/23	95	93
CNH Capital LLC
6.25%, 11/01/16	25	28
3.63%, 04/15/18	50	51
United Airlines Inc., 4.50%, 01/15/15 (g)	55	112
United Technologies Corp., 0.74%, 06/01/15 (d)	45	45
Xylem Inc., 3.55%, 09/20/16	10	11
		340
MATERIALS - 0.2%
Rexam Plc, 6.75%, 06/29/67 (d), EUR	50	74

TELECOMMUNICATION SERVICES - 3.7%
Crown Castle International Corp.
7.13%, 11/01/19	75	81
5.25%, 01/15/23	50	49
Crown Castle International Corp. New Term Loan B
3.25%, 01/31/19 (d)	249	249
3.25%,01/31/21 (d)	175	175
Intelsat Jackson Holdings SA
7.25%, 04/01/19	50	54
8.50%, 11/01/19	25	27
7.25%, 10/15/20	60	66
7.50%, 04/01/21	25	28
5.50%, 08/01/23 (e)	20	19
Intelsat Jackson Holdings SA Term Loan B-2, 3.75%, 06/30/19 (d)	250	252
SBA Communications Corp., 5.63%, 10/01/19	25	26
SBA Telecommunications Inc., 5.75%, 07/15/20	25	26
Sprint Communications Inc., 9.00%, 11/15/18 (e)	100	120
Telesat Canada, 6.00%, 05/15/17 (e)	35	36
UPCB Finance III Ltd., 6.63%, 07/01/20 (e)	200	212
Verizon Communications Inc., 0.44%, 03/06/15 (d) (e)	45	45
		1,465
UTILITIES - 0.1%
CMS Energy Corp., 6.55%, 07/17/17	10	11
Xcel Energy Inc., 0.75%, 05/09/16	20	20
		31
Total Corporate Bonds and Notes (cost $6,616)		6,666

GOVERNMENT AND AGENCY OBLIGATIONS - 7.6%
GOVERNMENT SECURITIES - 7.6%
Sovereign - 0.2%
KFW, 0.50%, 04/19/16	90	89

U.S. Treasury Securities - 7.4%
U.S. Treasury Note
0.38%, 08/31/15	850	851
2.50%, 08/15/23	825	791
2.75%, 11/15/23	1,275	1,245
		2,887
Total Government and Agency Obligations (cost $2,995)		2,976

SHORT TERM INVESTMENTS - 10.0%
Investment Company - 10.0%
T. Rowe Price Reserves Investment Fund, 0.05% (b) (c)	3,903	3,903
Total Short Term Investments (cost $3,903)		3,903
Total Investments - 100.8% (cost $37,861)		39,384
Other Assets and Liabilities, Net - (0.8%)		(299)
Total Net Assets - 100.0%		$39,085

(a)                               Non-income producing security.

(b)                               Investment in affiliate.

(c)                                Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2013.

(d)                               Variable rate security. Rate stated was in effect as of December 31, 2013.

(e)                                Rule 144A or Section 4(2) of the Securities Act of 1933 security which is restricted to resale to institutional investors.  The Sub-Adviser has deemed these securities to be liquid based on procedures approved by the Trust’s Board of Trustees. As of December 31, 2013, the value of Rule 144A and Section 4(2) liquid securities was $704.

(f)                                 The interest rate for this security is inversely affected by upgrades or downgrades to the credit rating of the issuer.

(g)                                Convertible security.

See accompanying Notes to Financial Statements.

Curian Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands, except contracts)

December 31, 2013

Schedule of Written Call Options

	Expiration Date	Exercise Price	Contracts	Value
Options on Securities
Accenture Plc	01/17/2015	80.00	4	$(3)
Accenture Plc	01/17/2015	85.00	4	(2)
Apache Corp., JPM	01/18/2014	90.00	2	—
Apache Corp.	01/17/2015	95.00	1	(1)
Apache Corp., MSC	01/17/2015	100.00	3	(1)
Apache Corp., MSC	01/17/2015	105.00	2	(1)
Apache Corp., MSC	01/17/2015	97.50	2	(1)
Consolidated Edison Co. of New York Inc., JPM	01/18/2014	60.00	6	—
Consolidated Edison Co. of New York Inc., JPM	01/17/2015	60.00	6	(1)
International Business Machines Corp., MSC	01/17/2015	185.00	6	(9)
International Business Machines Corp., MSC	01/17/2015	190.00	6	(8)
Lowe’s Companies Inc., JPM	01/18/2014	45.00	11	(5)
Lowe’s Companies Inc., JPM	01/18/2014	46.00	3	(1)
Lowe’s Companies Inc., JPM	01/17/2015	55.00	9	(2)
Procter & Gamble Co.	01/18/2014	75.00	12	(8)
Procter & Gamble Co.	01/17/2015	85.00	13	(4)
Procter & Gamble Co., JPM	01/17/2015	90.00	10	(2)
Procter & Gamble Co., JPM	01/17/2015	92.50	3	—
Procter & Gamble Co., JPM	01/17/2015	95.00	2	—
Philip Morris International Inc.	01/17/2015	95.00	2	—
Philip Morris International Inc.	01/17/2015	97.50	6	(1)
Simon Property Group, JPM	01/17/2015	165.00	2	(1)
Simon Property Group, JPM	01/17/2015	170.00	2	(1)
Simon Property Group, JPM	01/17/2015	175.00	1	—
Simon Property Group, JPM	01/17/2015	180.00	1	—
United Technologies Corp.	05/17/2014	105.00	6	(5)
Walt Disney Co., JPM	01/18/2014	70.00	11	(7)
Zoetis Inc., MSC	01/18/2014	34.00	4	—
Zoetis Inc., MSC	01/18/2014	35.00	8	—
			148	$(64)

Summary of Written Call Options

	Contracts	Premiums
Options outstanding at inception	—	$—
Options written during the period	231	65
Options closed during the period	(24)	(3)
Options exercised during the period	(59)	(11)
Options expired during the period	—	—
Options outstanding at December 31, 2013	148	$51

See accompanying Notes to Financial Statements.

Curian Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2013

	Shares/Par †	Value
Curian/The Boston Company Equity Income Fund
COMMON STOCKS - 98.9%
CONSUMER DISCRETIONARY - 12.5%
Carnival Plc	12	$470
General Motors Co. (a)	11	466
Johnson Controls Inc.	7	374
Kohl’s Corp.	9	526
Newell Rubbermaid Inc.	5	146
Omnicom Group Inc.	6	409
Regal Entertainment Group - Class A (b)	12	228
Time Warner Inc.	5	328
Twenty-First Century Fox Inc. - Class A	5	190
Viacom Inc. - Class B	8	655
Walt Disney Co.	12	937
		4,729
CONSUMER STAPLES - 6.9%
Archer-Daniels-Midland Co.	11	467
Coca-Cola Enterprises Inc.	13	577
CVS Caremark Corp.	8	589
PepsiCo Inc.	6	463
Philip Morris International Inc.	6	505
		2,601
ENERGY - 12.3%
Chevron Corp.	3	363
Exxon Mobil Corp.	12	1,199
Occidental Petroleum Corp.	17	1,598
Phillips 66	11	811
Schlumberger Ltd.	2	188
Valero Energy Corp.	10	508
		4,667
FINANCIALS - 29.0%
Allstate Corp.	4	239
American International Group Inc.	6	328
Ameriprise Financial Inc.	6	741
Bank of America Corp.	35	542
Berkshire Hathaway Inc. - Class B (a)	4	419
Capital One Financial Corp.	6	493
Citigroup Inc.	16	816
Comerica Inc.	6	298
Fifth Third Bancorp	24	501
Goldman Sachs Group Inc.	4	677
Hartford Financial Services Group Inc.	9	316
ING US Inc.	9	315
Invesco Ltd.	12	422
JPMorgan Chase & Co.	30	1,779
MetLife Inc.	14	770
Morgan Stanley	13	419
PNC Financial Services Group Inc.	4	272
TD Ameritrade Holding Corp.	12	368
U.S. Bancorp	17	696
Wells Fargo & Co.	12	552
		10,963
HEALTH CARE - 10.5%
AbbVie Inc.	9	454
Amgen Inc.	3	379
Baxter International Inc.	4	283
Cardinal Health Inc.	12	808
Johnson & Johnson	2	225
McKesson Corp.	3	404
Merck & Co. Inc.	6	314
Pfizer Inc.	30	908
UnitedHealth Group Inc.	2	187
		3,962
INDUSTRIALS - 9.7%
Cummins Inc.	4	608
Delta Air Lines Inc.	10	265
Eaton Corp. Plc	7	553
FedEx Corp.	2	357
General Electric Co.	48	1,350
Honeywell International Inc.	6	556
		3,689
INFORMATION TECHNOLOGY - 11.0%
Accenture Plc - Class A	5	377
Applied Materials Inc.	22	396
Cisco Systems Inc.	39	870
EMC Corp.	18	459
Microsoft Corp.	10	389
QUALCOMM Inc.	2	183
Texas Instruments Inc.	19	822
Western Digital Corp.	2	187
Xilinx Inc.	10	467
		4,150
MATERIALS - 3.6%
Dow Chemical Co.	6	264
LyondellBasell Industries NV - Class A	2	187
Martin Marietta Materials Inc.	6	611
Vulcan Materials Co.	5	302
		1,364
TELECOMMUNICATION SERVICES - 1.4%
Windstream Holdings Inc. (b)	68	543

UTILITIES - 2.0%
NextEra Energy Inc.	3	225
NRG Energy Inc. (b)	8	222
NRG Yield Inc. - Class A	7	297
		744
Total Common Stocks (cost $33,292)		37,412

SHORT TERM INVESTMENTS - 3.4%
Investment Company - 1.4%
JNL Money Market Fund, 0.01% (c) (d)	536	536

Securities Lending Collateral - 2.0%
Fidelity Institutional Money Market Portfolio, 0.06% (d)	100	100
Repurchase Agreement with CSI, 0.00% (Collateralized by $26 U.S. Treasury Note Strip, due 03/31/14-05/15/19, value $24, and $1,860 U.S. Treasury Bond Strip, due 02/15/36-08/15/43, value $657) acquired on 12/31/13, due 01/02/14 at $668	$668	668
		768
Total Short Term Investments (cost $1,304)		1,304
Total Investments - 102.3% (cost $34,596)		38,716
Other Assets and Liabilities, Net - (2.3%)		(864)
Total Net Assets - 100.0%		$37,852

(a)                               Non-income producing security.

(b)                               All or portion of the security was on loan.

(c)                                Investment in affiliate.

(d)                               Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2013.

See accompanying Notes to Financial Statements.

	Shares/Par †	Value
Curian/The Boston Company Multi-Alpha Market Neutral Equity Fund* (f)
COMMON STOCKS - 92.0%
CONSUMER DISCRETIONARY - 15.8%
AMC Networks Inc. - Class A (a) (b)	11	$719
Best Buy Co. Inc. (b)	43	1,714
Daimler AG	20	1,710
Great Wall Motor Co. Ltd. - Class H (c)	126	695
Lowe’s Cos. Inc. (b)	23	1,143
Priceline.com Inc. (a) (b)	1	1,465
SJM Holdings Ltd.	712	2,393
Tractor Supply Co. (b)	10	768
Other Securities		8,174
		18,781
CONSUMER STAPLES - 9.0%
AMBEV SA - ADR	330	2,426
Brown-Forman Corp. - Class B (b)	13	1,019
Costco Wholesale Corp. (b)	9	1,101
SABMiller Plc	30	1,564
Unilever NV - ADR	36	1,436
Other Securities		3,163
		10,709
ENERGY - 7.2%
Ensco Plc - Class A (b)	14	780
Pioneer Natural Resources Co. (b)	5	941
Other Securities		6,906
		8,627
FINANCIALS - 16.9%
Bank of America Corp. (b)	120	1,874
E*TRADE Financial Corp. (a) (b)	60	1,175
esure Group Plc	180	743
Hartford Financial Services Group Inc. (b)	39	1,415
ING US Inc. (b)	29	1,023
Muenchener Rueckversicherungs AG	6	1,213
ProLogis Inc. (b)	31	1,131
TD Ameritrade Holding Corp. (b)	26	808
UMB Financial Corp. (b)	11	694
Other Securities		10,037
		20,113
HEALTH CARE - 12.1%
Amgen Inc. (b)	7	787
Emergent BioSolutions Inc. (a) (b)	53	1,229
HCA Holdings Inc. (a) (b)	17	794
Salix Pharmaceuticals Ltd. (a) (b)	8	718
Sanofi	9	925
WuXi PharmaTech Cayman Inc. - ADR (a) (b)	76	2,912
Other Securities		7,004
		14,369
INDUSTRIALS - 6.5%
Ingersoll-Rand Plc (b)	20	1,255
Steelcase Inc. - Class A (b)	55	865
Tyco International Ltd. (b)	19	781
Union Pacific Corp. (b)	4	734
Other Securities		4,142
		7,777
INFORMATION TECHNOLOGY - 14.9%
Amphenol Corp. - Class A (b)	12	1,061
Avnet Inc. (b)	20	899
Ciena Corp. (a) (b)	39	944
CSG Systems International Inc. (b)	27	808
Finisar Corp. (a) (b)	31	738
Google Inc. - Class A (a) (b)	1	841
JDS Uniphase Corp. (a) (b)	119	1,544
Juniper Networks Inc. (a) (b)	49	1,101
Visa Inc. - Class A (b)	4	857
Xilinx Inc. (b)	19	871
Other Securities		8,028
		17,692
MATERIALS - 5.7%
Lanxess AG	12	790
PPG Industries Inc. (b)	6	1,068
Vulcan Materials Co. (b)	23	1,344
Other Securities		3,603
		6,805
TELECOMMUNICATION SERVICES - 0.7%
T-Mobile US Inc. (b)	23	774

UTILITIES - 3.2%
Drax Group Plc	55	730
NRG Energy Inc. (b)	24	687
Other Securities		2,436
		3,853
Total Common Stocks (cost $92,379)		109,500

SHORT TERM INVESTMENTS - 7.5%
Investment Company - 7.2%
JNL Money Market Fund, 0.01% (d) (e)	8,595	8,595

Securities Lending Collateral - 0.3%
Other Securities		364
Total Short Term Investments (cost $8,959)		8,959
Total Investments - 99.5% (cost $101,338)		118,459
Total Securities Sold Short - (90.1%) (proceeds $97,345)		(107,283)
Other Assets and Liabilities, Net - 90.6%		107,912
Total Net Assets - 100.0%		$119,088

SECURITIES SOLD SHORT - 90.1%
COMMON STOCKS - 87.8%
CONSUMER DISCRETIONARY - 13.5%
Bayerische Motoren Werke AG	14	$1,693
Carnival Plc	43	1,715
Li & Fung Ltd.	992	1,282
Li & Fung Ltd. - ADR	175	446
Marriott International Inc. - Class A	26	1,261
Panera Bread Co. - Class A	7	1,159
PetSmart Inc.	25	1,816
Other Securities		6,770
		16,142
CONSUMER STAPLES - 8.1%
General Mills Inc.	26	1,315
Kimberly-Clark Corp.	9	985
Tesco Plc	269	1,493
Tingyi Cayman Islands Holding Corp.	638	1,846
Other Securities		4,033
		9,672
ENERGY - 7.3%
China Petroleum & Chemical Corp. - ADR - Class H	14	1,175
Comstock Resources Inc.	65	1,192
Seadrill Ltd.	37	1,512
Ultra Petroleum Corp.	78	1,691
Other Securities		3,129
		8,699

See accompanying Notes to Financial Statements.

	Shares/Par †	Value
FINANCIALS - 14.9%
Aflac Inc.	23	1,520
AvalonBay Communities Inc.	10	1,200
City National Corp.	11	837
Comerica Inc.	21	1,020
Discover Financial Services	15	841
Federated Investors Inc. - Class B	34	986
Hannover Rueck SE	19	1,621
RenaissanceRe Holdings Ltd.	13	1,263
Other Securities		8,491
		17,779
HEALTH CARE - 10.5%
Conmed Corp.	31	1,334
Haemonetics Corp.	33	1,382
Integra LifeSciences Holdings Corp.	24	1,131
Masimo Corp.	34	979
Varian Medical Systems Inc.	17	1,315
Other Securities		6,316
		12,457
INDUSTRIALS - 9.6%
Brady Corp. - Class A	26	800
Copart Inc.	25	898
Deere & Co.	14	1,235
Finning International Inc.	35	899
Kennametal Inc.	19	991
MSC Industrial Direct Co. Inc. - Class A	10	814
UTi Worldwide Inc.	62	1,084
Other Securities		4,686
		11,407
INFORMATION TECHNOLOGY - 12.7%
Aixtron SE NA - ADR	61	889
Cisco Systems Inc.	36	819
Concur Technologies Inc.	15	1,569
Hewlett-Packard Co.	28	794
International Business Machines Corp.	5	870
Rackspace Hosting Inc.	22	846
SAP AG - ADR	20	1,746
Western Union Co.	64	1,099
Other Securities		6,498
		15,130
MATERIALS - 6.4%
Albemarle Corp.	21	1,331
Alcoa Inc.	112	1,190
Greif Inc. - Class A	16	835
United States Steel Corp.	51	1,499
Other Securities		2,744
		7,599
TELECOMMUNICATION SERVICES - 1.8%
AT&T Inc.	25	877
Other Securities		1,236
		2,113
UTILITIES - 3.0%
Consolidated Edison Co.	18	978
Duke Energy Corp.	14	933
Other Securities		1,644
		3,555
Total Common Stocks (proceeds $95,446)		104,553

PREFERRED STOCKS - 2.1%
CONSUMER STAPLES - 2.1%
Lindt & Spruengli AG	1	2,475
Total Preferred Stocks (proceeds $1,646)		2,475
INVESTMENT COMPANIES - 0.2%
Other Securities		244
Total Investment Companies (proceeds $253)		244
RIGHTS - 0.0%
Other Securities		11
Total Rights (proceeds $0)		11
Total Securities Sold Short - 90.1% (proceeds $97,345)		$107,283

(a)                               Non-income producing security.

(b)                               All or a portion of the security is pledged or segregated as collateral.  See the Notes to Financial Statements.

(c)                                All or portion of the security was on loan.

(d)                               Investment in affiliate.

(e)                                Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2013.

(f)                                   For all items listed as “Other Securities” in this Summary Schedule of Investments, this represents issues not identified as top-fifty unaffiliated holdings in terms of value and issues or issuers not exceeding one percent individually or in aggregate, respectively, as of December 31, 2013.  In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption.

Curian/UBS Global Long Short Fixed Income Opportunities Fund
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES - 10.2%
UNITED STATES OF AMERICA - 10.2%
Americold 2010 LLC Trust REMIC, 6.81%, 01/14/29 (a)	$595	$670
Apidos CDO, 3.09%, 04/15/25 (a) (b)	330	322
ARES CLO Ltd., 3.00%, 07/28/25 (a)	500	483
Babson CLO Ltd., 2.93%, 01/18/25 (c) (d)	1,250	1,227
BlueMountain CLO Ltd., 2.89%, 04/15/25 (c) (d)	720	704
Boca Hotel Portfolio Trust REMIC, 3.22%, 08/15/26 (a) (b)	500	501
CIFC Funding Ltd., 2.91%, 10/24/25 (a)	350	336
COBALT CMBS Commercial Mortgage Trust REMIC, 5.77%, 05/15/46 (b)	1,000	1,089
COMM Mortgage Trust REMIC, 4.93%, 12/10/44 (b)	750	781
Commercial Mortgage Pass Through Certificates REMIC, 3.77%, 10/13/28 (a) (b)	575	576
Commercial Mortgage Pass-Through Certificates, 2.82%, 06/08/30 (a) (b)	150	150
Extended Stay America Trust REMIC, 3.60%, 12/05/31 (a)	500	488
Fortress Credit BSL Ltd., 3.11%, 10/19/25 (d)	750	728
FREMF Mortgage Trust REMIC, 3.16%, 12/25/45 (b)	200	202
Galaxy CLO Ltd., 2.84%, 11/16/25 (a) (c)	500	485
GS Mortgage Securities Corp. II, 2.77%, 11/08/29 (a) (b)	500	497

See accompanying Notes to Financial Statements.

	Shares/Par †	Value
Irvine Core Office Trust REMIC, 3.17%, 05/15/48 (b)	1,025	888
JP Morgan Chase Commercial Mortgage Securities Trust REMIC, 4.52%, 07/05/32 (a) (b)	500	481
KKR CLO Trust, 2.84%, 07/15/25 (a)	320	306
Madison Avenue Trust, 4.03%, 10/12/32 (a) (b)	500	486
Morgan Stanley Re-REMIC Trust REMIC, 5.80%, 08/12/45 (a) (b)	350	382
Octagon Investment Partners XVII Ltd., 3.02%, 10/25/25 (a) (b)	250	244
Octagon Investment Partners XVIII Ltd., 2.99%, 12/16/24 (a) (b) (c)	750	739
Wells Fargo Commercial Mortgage Trust REMIC, 2.71%, 03/18/28 (a) (b)	525	478
Total Non-U.S. Government Agency Asset-Backed Securities (cost $13,487)		13,243

CORPORATE BONDS AND NOTES - 62.8%
AUSTRALIA - 1.6%
Crown Group Finance Ltd., 5.75%, 07/18/17, AUD	950	873
Sydney Airport Finance Co. Pty Ltd.
8.00%, 07/06/15, AUD	500	471
3.90%, 03/22/23 (a)	750	710
		2,054
BRAZIL - 3.7%
Banco Nacional de Desenvolvimento Economico e Social, 3.38%, 09/26/16 (a)	550	556
Caixa Economica Federal, 2.38%, 11/06/17 (a)	1,400	1,300
Centrais Eletricas Brasileiras SA, 5.75%, 10/27/21	600	583
Petrobras Global Finance BV, 4.38%, 05/20/23	200	178
Petrobras International Finance Co.
5.38%, 01/27/21	1,800	1,784
6.75%, 01/27/41 (a)	500	464
		4,865
CHINA - 0.8%
Evergrande Real Estate Group Ltd., 13.00%, 01/27/15	200	213
Fantasia Holdings Group Co. Ltd., 10.75%, 01/22/20	275	276
Kaisa Group Holdings Ltd., 10.25%, 01/08/20	250	256
Sinopec Group Overseas Development 2013 Ltd., 2.50%, 10/17/18 (a)	375	372
		1,117
COSTA RICA - 0.4%
Banco Nacional de Costa Rica, 4.88%, 11/01/18 (a)	600	588

GERMANY - 2.4%
HeidelbergCement Finance Luxembourg SA, 8.50%, 10/31/19, EUR	1,100	1,926
Unitymedia KabelBW GmbH, 9.63%, 12/01/19, EUR	800	1,219
		3,145
HONG KONG - 0.2%
China Oil & Gas Group Ltd., 5.25%, 04/25/18 (a)	250	249

HUNGARY - 0.7%
Magyar Export-Import Bank RT, 5.50%, 02/12/18	950	979

INDONESIA - 0.4%
Pertamina Persero PT, 6.00%, 05/03/42	600	496

IRELAND - 1.6%
Ardagh Packaging Finance Plc, 7.38%, 10/15/17, EUR	1,200	1,769
Vnesheconombank Via VEB Finance Plc, 6.80%, 11/22/25	300	313
		2,082
KAZAKHSTAN - 0.7%
Kazakhstan Temir Zholy Finance BV, 6.95%, 07/10/42	400	398
Kazatomprom Natsionalnaya Atomnaya Kompaniya AO, 6.25%, 05/20/15	500	520
		918
MEXICO - 0.5%
Cemex SAB de CV, 5.88%, 03/25/19 (a)	500	502
Petroleos Mexicanos, 3.50%, 07/18/18	200	205
		707
NORWAY - 1.9%
Eksportfinans ASA
5.50%, 05/25/16	1,400	1,477
5.50%, 06/26/17	1,000	1,054
		2,531
PORTUGAL - 2.0%
EDP Finance BV
4.75%, 09/26/16, EUR	1,200	1,745
4.90%, 10/01/19 (a)	800	814
		2,559
RUSSIAN FEDERATION - 1.1%
Bank of Moscow via BOM Capital Plc, 6.70%, 03/11/15	250	263
Russian Agricultural Bank OJSC Via RSHB Capital SA, 7.75%, 05/29/18	400	450
VTB Bank OJSC Via VTB Capital SA, 6.95%, 10/17/22	650	666
		1,379
SINGAPORE - 0.4%
Flextronics International Ltd., 5.00%, 02/15/23	500	469

SOUTH AFRICA - 0.3%
Eskom Holdings SOC Ltd., 6.75%, 08/06/23	400	409

SPAIN - 2.9%
BBVA US Senior SAU, 4.66%, 10/09/15	1,600	1,682
Cirsa Funding Luxembourg SA, 8.75%, 05/15/18, EUR	300	437
Santander US Debt SAU, 3.72%, 01/20/15 (a)	1,100	1,122
Telefonica Emisiones SAU, 3.19%, 04/27/18	500	509
		3,750
TURKEY - 0.5%
Turkiye Halk Bankasi A/S, 3.88%, 02/05/20	750	656

UKRAINE - 0.7%
National JSC Naftogaz of Ukraine, 9.50%, 09/30/14	900	896

UNITED KINGDOM - 5.7%
Barclays Bank Plc
6.05%, 12/04/17 (a)	1,700	1,900
5.14%, 10/14/20	100	106
HBOS Plc
4.88%, 03/20/15, EUR	200	286
6.75%, 05/21/18 (a)	800	905

See accompanying Notes to Financial Statements.

	Shares/Par †	Value
Lloyds Bank Plc, 6.50%, 03/24/20, EUR	1,850	2,948
Royal Bank of Scotland Group Plc, 6.10%, 06/10/23	1,260	1,268
		7,413
UNITED STATES OF AMERICA - 33.5%
Allstate Corp., 5.75%, 08/15/53 (b)	320	322
Ally Financial Inc.
8.30%, 02/12/15	100	108
0.00%,06/15/15 (e)	1,200	1,152
4.63%, 06/26/15	800	833
ArcelorMittal, 6.00%, 03/01/21 (f)	1,800	1,908
Bank of America Corp., 1.28%, 01/15/19 (b)	500	504
Barrick North America Finance LLC, 5.75%, 05/01/43	410	368
Caesars Entertainment Operating Co. Inc., 11.25%, 06/01/17	1,450	1,475
Case New Holland Inc., 7.88%, 12/01/17	2,100	2,478
CIT Group Inc., 5.00%, 08/15/22	2,325	2,267
Citigroup Inc.
0.97%, 05/31/17 (b), EUR	1,700	2,274
5.13%, 12/12/18, GBP	1,000	1,783
5.50%, 09/13/25	400	421
DISH DBS Corp., 7.88%, 09/01/19	1,300	1,488
El Paso LLC, 7.25%, 06/01/18	1,500	1,712
Energy Transfer Partners LP
9.00%, 04/15/19	461	582
6.05%, 06/01/41	100	102
6.50%, 02/01/42	500	536
Fidelity National Financial Inc., 5.50%, 09/01/22	150	155
Ford Motor Credit Co. LLC, 8.13%, 01/15/20	1,250	1,561
General Motors Co., 3.50%, 10/02/18 (a)	400	409
General Motors Financial Co. Inc., 4.75%, 08/15/17 (a)	1,300	1,380
Glencore Funding LLC, 2.50%, 01/15/19 (a)	500	484
HCA Inc., 7.88%, 02/15/20	1,000	1,074
Intelsat Jackson Holdings SA, 7.50%, 04/01/21	1,250	1,378
International Lease Finance Corp., 8.63%, 09/15/15	1,500	1,665
Kinder Morgan Finance Co. ULC, 5.70%, 01/05/16	1,570	1,686
Merrill Lynch & Co. Inc., 4.63%, 09/14/18, EUR	1,850	2,756
MetLife Inc., 6.40%, 12/15/36 (b)	820	843
Morgan Stanley, 7.30%, 05/13/19	2,050	2,488
Northern Trust Corp., 3.95%, 10/30/25	250	243
Plains Exploration & Production Co.
6.50%, 11/15/20	750	828
6.88%, 02/15/23	500	557
Prudential Financial Inc., 5.20%, 03/15/44 (b)	200	194
Regions Bank, 7.50%, 05/15/18	1,050	1,242
Reynolds American Inc., 6.15%, 09/15/43	100	108
Sabine Pass Liquefaction LLC, 6.25%, 03/15/22 (a)	170	169
Sanmina Corp., 7.00%, 05/15/19	1,350	1,436
SLM Corp., 6.25%, 01/25/16	1,000	1,080
Tesoro Corp., 9.75%, 06/01/19	400	433
WESCO Distribution Inc., 5.38%, 12/15/21 (a)	350	350
Western Union Co., 2.38%, 12/10/15 (f)	275	281
Wyndham Worldwide Corp., 3.90%, 03/01/23	750	705
		43,818

VENEZUELA - 0.8%
Petroleos de Venezuela SA
5.25%, 04/12/17	800	590
8.50%, 11/02/17	500	416
		1,006
Total Corporate Bonds and Notes (cost $81,429)		82,086

GOVERNMENT AND AGENCY OBLIGATIONS - 17.0%
ARGENTINA - 0.2%
Argentine Republic Government International Bond, 6.27%, 12/15/35	1,100	90
Republic of Argentina, 2.28%, 12/15/35 (b)	2,400	208
		298
BELARUS - 0.9%
Republic of Belarus, 8.75%, 08/03/15	1,200	1,212

BRAZIL - 0.8%
Brazil Inflation Indexed Notas do Tesouro Nacional, 6.00%, 05/15/45 - 08/15/50 (g), BRL	1,050	996

CROATIA - 0.5%
Croatia Government International Bond, 6.25%, 04/27/17	650	692

GABON - 0.3%
Gabonese Republic, 6.38%, 12/12/24 (a)	350	351

GHANA - 0.3%
Republic of Ghana
8.50%, 10/04/17	150	161
7.88%, 08/07/23 (a)	200	188
		349
GREECE - 0.6%
Hellenic Republic Government Bond, 2.00%, 02/24/24 - 02/24/26 (h), EUR	1,000	859

MEXICO - 0.4%
Mexico Inflation Indexed Udibonos, 4.00%, 11/15/40 (g), MXN	6,208	487

RUSSIAN FEDERATION - 0.5%
Russian Federal Bond, 7.00%, 01/25/23, RUB	22,500	660

TURKEY - 0.2%
Turkey Government Inflation Indexed Bond, 7.00%, 10/01/14 (i), TRY	557	263

UNITED STATES OF AMERICA - 11.7%
Federal Home Loan Mortgage Corp. Interest Only REMIC, 3.50%, 10/15/42	1,159	275
Federal National Mortgage Association REMIC
Interest Only, 2.50%, 03/25/28 - 06/25/28	4,438	503
Interest Only, 3.00%, 06/25/33	1,640	243
Government National Mortgage Association Interest Only REMIC, 3.50%, 04/20/43	1,422	268
State of California, 7.30%, 10/01/39	500	629
State of California Various Purpose Bond, 7.55%, 04/01/39	200	259
State of Illinois
5.67%, 03/01/18	555	604
5.88%, 03/01/19	700	764
U.S. Treasury Bond
2.88%, 05/15/43	1,000	807
Principal Only, 0.00%,02/15/43 (e) (j)	5,000	1,475
U.S. Treasury Inflation Indexed Note
2.00%, 01/15/16 (i)	1,471	1,568
0.38%, 07/15/23 (i)	1,505	1,450

See accompanying Notes to Financial Statements.

Curian Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands, except contracts)

December 31, 2013

	Shares/Par/Contracts †	Value
U.S. Treasury Note
0.25%, 11/30/15	5,000	4,990
0.63%, 04/30/18	1,500	1,446
		15,281
VENEZUELA - 0.6%
Venezuela Government International Bond, 8.25%, 10/13/24	1,150	810
Total Government and Agency Obligations (cost $23,690)		22,258

PURCHASED OPTIONS - 3.4%
10-Year U.S. Treasury Note Future Call Option, Strike Price 123, Expiration 02/21/14	126	122
10-Year U.S. Treasury Note Future Put Option, Strike Price 123, Expiration 02/21/14	126	116
90-Day Eurodollar Future Put Option, Strike Price 97.75, Expiration 06/13/16	244	265
90-Day Eurodollar Future Put Option, Strike Price 98.75, Expiration 06/15/15	856	257
90-Day Eurodollar Future Put Option, Strike Price 99.25, Expiration 03/16/15	341	102
90-Day Eurodollar Future Put Option, Strike Price 99.38, Expiration 09/15/14	273	31
90-Day Eurodollar Future Put Option, Strike Price 99.50, Expiration 06/16/14	34	3
Eurodollar 1 Year MidCurve Future Put Option, Strike Price 99, Expiration 03/14/14	71	1
Eurodollar 2-Year MidCurve Future Put Option, Strike Price 98.38, Expiration 03/14/14	262	64
Eurodollar 2-Year MidCurve Future Put Option, Strike Price 98.75, Expiration 03/14/14	262	177
Put Swaption, 3 month LIBOR versus 3.00% fixed, Expiration 12/19/17, BBP	360	2,490
Put Swaption, 3 month LIBOR versus 7.00% fixed, Expiration 12/19/17, BBP	360	264
Put Swaption, 3-month LIBOR versus 1.30% fixed, Expiration 09/30/14, BOA	291	66
Put Swaption, 3-month LIBOR versus 3.00% fixed, Expiration 12/07/17, BBP	19	128
Put Swaption, 3-month LIBOR versus 7.00% fixed, Expiration 12/07/17, BBP	19	13
Put Swaption, 6 month Japanese Yen LIBOR versus 2.35% fixed, Expiration 05/22/15, BBP	10,050	150
Put Swaption, 6-month EURIBOR versus 1.70% fixed, Expiration 09/30/14, BOA	175	9
U.S. Treasury Long Bond Future Put Option, Strike Price 128, Expiration 01/24/14	228	203
Total Purchased Options (cost $4,390)		4,461

SHORT TERM INVESTMENTS - 3.6%
Investment Company - 3.1%
JNL Money Market Fund, 0.01% (k) (l)	4,000	4,000

Treasury Securities - 0.5%
Nigeria Treasury Bill, 0.07%, 04/10/14, NGN	110,000	665
Total Short Term Investments (cost $4,674)		4,665
Total Investments - 97.0% (cost $127,670)		126,713
Other Assets and Liabilities, Net - 3.0%		3,977
Total Net Assets - 100.0%		$130,690

(a)                               Rule 144A or Section 4(2) of the Securities Act of 1933 security which is restricted to resale to institutional investors.  The Sub-Adviser has deemed these securities to be liquid based on procedures approved by the Trust’s Board of Trustees. As of December 31, 2013, the value of Rule 144A and Section 4(2) liquid securities was $20,435.

(b)                               Variable rate security. Rate stated was in effect as of December 31, 2013.

(c)                                Security fair valued in good faith in accordance with the procedures approved by the Trust’s Board of Trustees. Good faith fair valued securities may be classified as Level 2 or Level 3 for FASB ASC Topic 820 “Fair Value Measurements and Disclosures” based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to the Financial Statements.

(d)                               Rule 144A or Section 4(2) of the Securities Act of 1933 security which is restricted to resale to institutional investors.  The Sub-Adviser has not deemed these securities to be liquid based on procedures approved by the Trust’s Board of Trustees.  See Restricted Securities Note in these Schedules of Investments

(e)                                Security issued with a zero coupon. Income is recognized through the accretion of discount.

(f)                                 The interest rate for this security is inversely affected by upgrades or downgrades to the credit rating of the issuer.

(g)                                Treasury inflation indexed note, par amount is not adjusted for inflation.

(h)                               Security is a “step-up” bond where the coupon may increase or step up at a future date. Rate stated was the coupon as of December 31, 2013.

(i)                                   Treasury inflation indexed note, par amount is adjusted for inflation.

(j)                                  All or a portion of the security is pledged or segregated as collateral.  See the Notes to Financial Statements.

(k)                               Investment in affiliate.

(l)                                   Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2013.

See accompanying Notes to Financial Statements.

Restricted Securities - Restricted securities are often purchased in private placement transactions and cannot be sold without prior registration unless the sale is pursuant to an exemption under the Securities Act of 1933, as amended.  The following table details restricted Rule 144A securities that have not been deemed liquid, held by the Fund at December 31, 2013.

	Initial Acquisition Date	Cost	Ending Value	Percent of Net Assets
Babson CLO Ltd., 2.93%, 01/18/25	11/25/2013	$1,227	$1,227	0.9%
BlueMountain CLO Ltd., 2.89%, 04/15/25	12/06/2013	704	704	0.5
Fortress Credit BSL Ltd., 3.11%, 10/19/25	10/28/2013	734	728	0.6
		$2,665	$2,659	2.0%

Schedule of Written Options

	Expiration Date	Exercise Price	Contracts/ Notional Contracts	Value
Exchange-Traded Futures Options
Eurodollar 2-Year Midcurve Future Put Option	03/14/2014	98.50	524	$(183)
Eurodollar Future Call Option	06/13/2016	98.75	244	(194)
Eurodollar Future Put Option	06/15/2015	97.75	433	(54)
Eurodollar Future Put Option	06/13/2016	96.75	244	(142)
Eurodollar Future Put Option	03/16/2015	98.25	287	(27)
			1,732	$(600)
Interest Rate Swaptions
Call Swaption, 6 month Japanese Yen LIBOR versus 1.75% fixed, BBP	05/22/2015	N/A	10,050	$(308)
Put Swaption, 3 month LIBOR versus 5.00% fixed, BBP	12/19/2017	N/A	720	(1,750)
Put Swaption, 3-month LIBOR versus 1.80% fixed, BOA	09/30/2014	N/A	291	(32)
Put Swaption, 3-month LIBOR versus 5.00% fixed, BBP	12/07/2017	N/A	37	(90)
Put Swaption, 6-month Euribor versus 1.20% fixed, BOA	09/30/2014	N/A	175	(33)
			11,273	$(2,213)

Summary of Written Options

	Contracts/ Notional Contracts	Premiums
Options outstanding at inception	—	$—
Options written during the period	15,879	3,530
Options closed during the period	(1,595)	(560)
Options expired during the period	(1,279)	(482)
Options outstanding at December 31, 2013	13,005	$2,488

Schedule of Open Futures Contracts

	Expiration	Contracts Long / (Short)	Unrealized Appreciation / (Depreciation)
90-Day Eurodollar Future	June 2015	(178)	$(97)
90-Day Eurodollar Future	December 2015	(332)	103
Euro-Bobl Future	March 2014	(16)	23
U.K. Long Gilt Future	March 2014	(16)	36
U.S. Treasury Long Bond Future, 20-Year	March 2014	12	2
U.S. Treasury Note Future, 10-Year	March 2014	(18)	35
U.S. Treasury Note Future, 5-Year	March 2014	(47)	18
Ultra Long Term U.S. Treasury Bond Future, 30-Year	March 2014	76	(68)
			$52

See accompanying Notes to Financial Statements.

Curian Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2013

Schedule of Open Forward Foreign Contracts

Purchased/ Sold	Settlement Date	Counter- Party	Notional Amount		Value	Unrealized Gain/(Loss)
AUD/USD	03/04/2014	BCL	AUD	1,005	$894	$6
AUD/USD	03/04/2014	BCL	AUD	3,540	3,149	(5)
CLP/USD	03/18/2014	DUB	CLP	2,580	5	—
KRW/USD	03/18/2014	BCL	KRW	230,000	217	(1)
MXN/USD	03/18/2014	BCL	MXN	1,140	87	(1)
USD/AUD	03/04/2014	BCL	AUD	(5,320)	(4,732)	83
USD/AUD	03/04/2014	BCL	AUD	(3,720)	(3,309)	(4)
USD/BRL	03/18/2014	CSI	BRL	(2,200)	(916)	10
USD/EUR	03/04/2014	MSC	EUR	(16,850)	(23,180)	(279)
USD/EUR	03/04/2014	BCL	EUR	(245)	(337)	(2)
USD/GBP	03/04/2014	DUB	GBP	(1,150)	(1,904)	(39)
USD/INR	03/18/2014	CSI	INR	(530)	(8)	—
USD/JPY	03/04/2014	BCL	JPY	(934,400)	(8,876)	314
USD/JPY	03/04/2014	DUB	JPY	(54,200)	(515)	4
USD/TRY	03/18/2014	DUB	TRY	(600)	(275)	16
					$(39,700)	$102

Schedule of Interest Rate Swap Agreements

Counterparty	Floating Rate Index	Fund Paying / Receiving Floating Rate	Fixed Rate	Expiration Date	Notional Amount(1)		Premiums (Received)	Unrealized Appreciation / (Depreciation)
Over the Counter Interest Rate Swap Agreements
BBP	3-Month LIBOR	Receiving	0.43%	01/17/2015	8,500		$—	$(22)
BBP	3-Month LIBOR	Receiving	0.91%	05/10/2018	6,930		—	170
BBP	3-Month LIBOR	Receiving	1.49%	07/24/2018	4,000		—	(5)
BBP	3-Month LIBOR	Receiving	1.39%	05/10/2020	8,000		—	422
BBP	3-Month LIBOR	Receiving	1.96%	05/13/2023	2,500		—	215
BBP	3-Month LIBOR	Receiving	2.31%	05/30/2023	6,000		—	341
BBP	3-Month LIBOR	Receiving	3.40%	08/15/2039	400		—	28
BBP	3-Month LIBOR	Receiving	3.23%	05/15/2043	875		—	110
BBP	London-Interbank Offered Rate	Receiving	1.98%	05/13/2023	GBP	1,000	—	130
BOA	3-Month Canada Bankers Acceptance	Paying	1.50%	02/08/2016	CAD	55,000	—	(55)
BOA	3-Month Canada Bankers Acceptance	Paying	1.79%	02/08/2016	CAD	51,600	(35)	120
BOA	3-Month Canada Bankers Acceptance	Paying	1.82%	06/07/2016	CAD	10,500	—	(3)
BOA	3-Month LIBOR	Receiving	0.59%	02/12/2016	55,000		—	79
BOA	3-Month LIBOR	Receiving	3.83%	08/15/2039	2,140		—	9
BOA	3-Month LIBOR	Receiving	2.80%	08/15/2039	6,750		—	1,189
BOA	3-Month LIBOR	Receiving	2.99%	02/15/2043	5,000		—	645
BOA	3-Month South African Johannesburg Interbank Rate	Paying	6.40%	06/04/2018	ZAR	3,000	—	(8)
BOA	6-Month EURIBOR	Receiving	0.98%	06/07/2018	EUR	2,430	—	1
CIT	3-Month LIBOR	Receiving	1.11%	06/11/2016	12,900		—	(11)
CIT	3-Month LIBOR	Receiving	3.18%	08/15/2039	450		—	49
DUB	3-Month South African Johannesburg Interbank Rate	Paying	7.48%	05/31/2023	ZAR	1,800	—	(8)
JPM	3-Month Canada Bankers Acceptance	Paying	1.89%	06/07/2016	CAD	12,900	—	5
							$(35)	$3,401

Counterparty	Payments made by the Fund(8)	Payments received by the Fund(8)	Expiration Date	Notional Amount(1)	Premiums Paid / (Received)	Unrealized Appreciation
Over the Counter Interest Rate Swap Agreements
BOA	1-Month LIBOR	3-Month LIBOR	06/06/2043	5,000	$—	$8
JPM	1-Month LIBOR	3-Month LIBOR	05/16/2043	60,000	—	111
JPM	1-Month LIBOR	3-Month LIBOR	06/06/2043	10,000	—	17
					$—	$136

See accompanying Notes to Financial Statements.

Counterparty	Floating Rate Index	Fund Paying / Receiving Floating Rate	Fixed Rate	Expiration Date	Notional Amount(1)		Unrealized Appreciation / (Depreciation)
Centrally Cleared Interest Rate Swap Agreements
N/A	3-Month LIBOR	Receiving	0.48%	09/27/2015	13,500		$(15)
N/A	3-Month LIBOR	Receiving	0.83%	02/12/2016	51,600		(22)
N/A	3-Month LIBOR	Receiving	1.01%	06/11/2016	10,500		5
N/A	3-Month LIBOR	Receiving	1.03%	10/01/2016	29,050		(45)
N/A	3-Month LIBOR	Receiving	1.41%	03/26/2018	8,300		16
N/A	3-Month LIBOR	Receiving	2.22%	09/26/2020	4,750		58
N/A	3-Month LIBOR	Receiving	2.66%	10/29/2023	1,500		54
N/A	3-Month LIBOR	Receiving	2.66%	10/30/2023	2,000		71
N/A	3-Month LIBOR	Receiving	2.75%	11/12/2023	2,625		77
N/A	3-Month LIBOR	Receiving	3.84%	08/15/2039	1,700		17
N/A	3-Month LIBOR	Receiving	3.68%	08/15/2039	3,050		114
N/A	6-Month Australian Bank Bill Short Term Rate	Paying	4.54%	10/18/2023	AUD	13,850	(37)
N/A	6-Month EURIBOR	Paying	0.92%	10/01/2016	EUR	17,500	56
N/A	6-Month EURIBOR	Paying	0.73%	12/27/2016	EUR	23,850	(19)
							$330

Schedule of Over the Counter Cross-Currency Swap Agreements

Counterparty	Receive Rate(8)	Pay Rate(8)	Expiration Date	Notional Amount Received(1)		Notional Amount Delivered(1)		Unrealized Appreciation / (Depreciation)
BBP	3-Month Australian Bank Bill Short Term Rate	3-Month USD LIBOR	12/24/2022	AUD	3,500	3,100		$36
JPM	3-Month Australian Bank Bill Short Term Rate	3-Month USD LIBOR	05/21/2023	AUD	6,000	5,622		(237)
JPM	3-Month Australian Bank Bill Short Term Rate	3-Month USD LIBOR	06/06/2023	AUD	300	274		(5)
JPM	3-Month Australian Bank Bill Short Term Rate	3-Month USD LIBOR	09/05/2023	AUD	1,386	1,262		(20)
CIT	3-Month USD LIBOR	3-Month Australian Bank Bill Short Term Rate	12/24/2014	3,098		AUD	3,500	(30)
JPM	3-Month USD LIBOR	3-Month Australian Bank Bill Short Term Rate	05/21/2014	5,622		AUD	6,000	249
JPM	3-Month USD LIBOR	3-Month Australian Bank Bill Short Term Rate	06/06/2014	274		AUD	300	5
JPM	3-Month USD LIBOR	3-Month Australian Bank Bill Short Term Rate	09/05/2014	1,262		AUD	1,386	22
								$20

Schedule of Credit Default Swap Agreements

Counterparty	Reference Obligation	Implied Credit Spread(4)	Fixed Received / Pay Rate(7)	Expiration Date	Notional Amount(1), (6)	Value(5)	Premiums Paid / (Received)	Unrealized Appreciation / (Depreciation)
Over the Counter Credit Default Swap Agreements
Credit default swap agreements - sell protection (3)
CIT	Barrick Gold Corp., 5.80%, 11/15/2034	1.59%	1.00%	06/20/2018	$(1,000)	$(25)	$(37)	$12
MSC	CMBX.NA.A-6	N/A	2.00%	05/11/2063	(3,100)	(11)	(40)	30
MSC	CMBX.NA.BBB-6	N/A	3.00%	05/11/2063	(3,100)	(51)	(126)	75
BOA	Hartford Financial Services Group Inc., 6.00%, 01/15/2019	0.61%	1.00%	06/20/2018	(1,000)	17	(2)	20
BOA	JPMorgan Chase & Co., 4.75%, 03/01/2015	0.57%	1.00%	06/20/2018	(1,000)	19	6	13
BOA	JPMorgan Chase & Co., 4.75%, 03/01/2015	0.61%	1.00%	09/20/2018	(125)	2	1	1
BBP	People’s Republic of China, 4.25%, 10/28/2014	0.71%	1.00%	09/20/2018	(1,000)	14	(6)	20
CIT	State of Illinois, 5.00%, 06/01/2029	1.99%	1.00%	12/20/2023	(1,800)	(130)	(133)	4
					$(12,125)	$(165)	$(337)	$175
Credit default swap agreements - purchase protection (2)
BOA	Allstate Corp., 6.75%, 05/15/2018	N/A	1.00%	06/20/2018	$1,000	$(31)	$(29)	$(2)
CIT	CDX.EM-20	N/A	5.00%	12/20/2018	6,500	(659)	(729)	59
CIT	CDX.NA.HY-20	N/A	5.00%	06/20/2018	6,300	(600)	(210)	(401)
BOA	CDX.NA.IG-20	N/A	1.00%	06/20/2018	15,000	(298)	(53)	(251)
BBP	iTraxx Europe Crossover Series 19	N/A	5.00%	06/20/2018	3,370	(350)	(155)	(200)
BBP	iTraxx Europe Senior Series 19	N/A	1.00%	06/20/2018	6,879	(68)	104	(173)
DUB	iTraxx Europe Series 19	N/A	1.00%	06/20/2018	12,381	(206)	(34)	(176)
BBP	Japanese Government Bond, 2.00%, 03/21/2022	N/A	1.00%	09/20/2018	1,000	(30)	(16)	(14)
CIT	Nucor Corp., 5.75%, 12/01/2017	N/A	1.00%	06/20/2018	1,000	(25)	(13)	(12)
BOA	XL Group Plc, 6.25%, 05/15/2027	N/A	1.00%	06/20/2018	1,000	(22)	(19)	(3)

See accompanying Notes to Financial Statements.

Counterparty	Reference Obligation	Implied Credit Spread(4)	Fixed Received / Pay Rate(7)	Expiration Date	Notional Amount(1), (6)	Value(5)	Premiums Paid / (Received)	Unrealized Appreciation / (Depreciation)
Over the Counter Credit Default Swap Agreements (continued)
Credit default swap agreements - purchase protection (2) (continued)
BOA	XL Group Plc, 6.25%, 05/15/2027	N/A	1.00%	09/20/2018	$125	$(3)	$(3)	$—
					$54,555	$(2,292)	$(1,157)	$(1,173)

Counterparty	Reference Obligation	Implied Credit Spread(4)	Fixed Pay Rate(7)	Expiration Date	Notional Amount(1), (6)	Value(5)	Unrealized (Depreciation)
Centrally Cleared Credit Default Swap Agreements
Credit default swap agreements - purchase protection (2)
N/A	CDX.NA.HY-20	N/A	5.00%	06/20/2018	$11,250	$(1,069)	$(506)
N/A	CDX.NA.HY-21	N/A	5.00%	12/20/2018	7,000	(595)	(262)
N/A	CDX.NA.IG-21	N/A	1.00%	12/20/2018	14,000	(251)	(118)
N/A	iTraxx Europe Crossover Series 19	N/A	5.00%	06/20/2018	2,022	(211)	(106)
N/A	iTraxx Europe Crossover Series 20	N/A	5.00%	12/20/2018	4,815	(451)	(221)
N/A	iTraxx Europe Series 19	N/A	1.00%	06/20/2018	6,879	(114)	(90)
					$45,966	$(2,691)	$(1,303)

Schedule of Over the Counter Total Return Swap Agreement

Counterparty	Receiving Return of Reference Entity	Rate Paid by Fund	Expiration Date	Notional Amount(1)		Unrealized (Depreciation)
JPM	*iBoxx GBP Corporates Total Return Index	3-Month GBP LIBOR	06/20/2014	GBP	12	$(9)
						$(9)

(1)Notional amount is stated in USD unless otherwise noted.

(2)If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the referenced obligation agreement and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay the buyer of protection an amount equal to the notional amount of the referenced obligation and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the reference obligation or underlying securities comprising the referenced index.

(4)Implied credit spreads, represented in absolute terms, utilized in determining the value of credit default swap agreements on corporate issues and sovereign issues serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative.  The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement.  Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the applicable agreement.

(5)The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs is limited to the total notional amount which is defined under the terms of each swap agreement.

(7)If the Fund is a buyer of protection, the Fund pays the fixed rate.  If the Fund is a seller of protection, the Fund receives the fixed rate.

(8)Payments delivered or received are based on the notional amount.

* Swap agreement fair valued in good faith in accordance with procedures approved by the Trust’s Board of Trustees.  Fair valued securities may be classified as Level 2 or Level 3 for FASB ASC Topic 820 “Fair Value Measurements and Disclosures” based on the applicable valuation inputs.  See FASB ASC Topic 820 note in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

	Shares/Par †	Value
Curian/Urdang International REIT Fund
COMMON STOCKS - 97.4%
AUSTRALIA - 12.3%
Australand Property Group	8	$27
Dexus Property Group	109	98
Federation Centres Ltd.	65	137
Goodman Group	23	98
Lend Lease Corp. Ltd.	7	69
Mirvac Group	223	336
Stockland	26	85
Westfield Group	50	453
Westfield Retail Trust	141	375
		1,678
CANADA - 7.0%
Allied Properties REIT	3	104
Boardwalk REIT	2	112
Brookfield Office Properties Inc.	7	132
Calloway REIT	9	206
Chartwell Retirement Residences	9	86
Dundee REIT	11	307
		947
FINLAND - 0.6%
Sponda OYJ	18	85

FRANCE - 8.0%
ICADE	2	187
Mercialys SA	4	94
Unibail-Rodamco SE	3	802
		1,083
GERMANY - 3.9%
Alstria Office REIT-AG	15	194
Deutsche Wohnen AG	12	233
LEG Immobilien AG	2	103
		530
HONG KONG - 14.5%
Fortune REIT	219	175
Hongkong Land Holdings Ltd.	16	93
Link Real Estate Investment Trust	43	208
Longfor Properties Co. Ltd.	65	91
New World Development Co. Ltd.	193	245
Shimao Property Holdings Ltd.	99	228
Sun Hung Kai Properties Ltd.	32	412
Wharf Holdings Ltd.	68	521
		1,973
JAPAN - 27.1%
GLP J-REIT	—	207
Japan Excellent Inc.	—	84
Japan Logistics Fund Inc.	—	85
Japan Real Estate Investment Corp.	—	182
Kenedix Realty Investment Corp.	—	147
Mitsubishi Estate Co. Ltd.	20	607
Mitsui Fudosan Co. Ltd.	28	1,021
Mori Hills REIT Investment Corp.	—	133
Nippon Building Fund Inc.	—	314
Sumitomo Realty & Development Co. Ltd.	17	832
Tokyo Tatemono Co. Ltd.	7	78
		3,690
LUXEMBOURG - 1.1%
GAGFAH SA (a)	11	158

NETHERLANDS - 0.3%
Eurocommercial Properties NV - CVA	1	40

NORWAY - 0.7%
Norwegian Property ASA	83	100

SINGAPORE - 7.2%
Ascendas REIT	49	86
CapitaLand Ltd.	120	289
CapitaMalls Asia Ltd.	134	208
Global Logistic Properties Ltd.	105	241
Mapletree Greater China Commercial Trust	230	153
		977
SWEDEN - 2.0%
Wihlborgs Fastigheter AB	15	270

SWITZERLAND - 0.2%
Mobimo Holding AG	—	29

UNITED KINGDOM - 12.5%
British Land Co. Plc	33	347
Capital & Counties Properties Plc	57	313
Land Securities Group Plc	24	388
Londonmetric Property Plc	92	210
Safestore Holdings Plc	26	70
Tritax Big Box REIT Plc (a)	82	139
Unite Group Plc	35	232
		1,699
Total Common Stocks (cost $13,653)		13,259

SHORT TERM INVESTMENTS - 2.5%
Investment Company - 2.5%
JNL Money Market Fund, 0.01% (b) (c)	335	335
Total Short Term Investments (cost $335)		335
Total Investments - 99.9% (cost $13,988)		13,594
Other Assets and Liabilities, Net - 0.1%		16
Total Net Assets - 100.0%		$13,610

(a)                                 Non-income producing security.

(b)                                 Investment in affiliate.

(c)                                  Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2013.

Curian/Van Eck International Gold Fund (e)
COMMON STOCKS - 95.5%
MATERIALS - 95.5%
Alamos Gold Inc.	321	$3,885
Argonaut Gold Inc. (a)	700	3,508
Asanko Gold Inc. (a)	287	462
Asanko Gold Inc. (a) (b)	282	463
AuRico Gold Inc.	1,098	4,017
B2Gold Corp. (a) (b)	711	1,436
B2Gold Corp. (a)	790	1,622
Bear Creek Mining Corp. (a)	300	412
Belo Sun Mining Corp. (a)	629	198
Continental Gold Ltd. (a)	442	1,407
Eastmain Resources Inc. (a)	385	98
Eldorado Gold Corp.	1,432	8,148
Evolution Mining Ltd. (b)	1,628	901
Fortuna Silver Mines Inc. (a) (b)	350	1,005
Franco-Nevada Corp.	133	5,406
Fresnillo Plc	187	2,328
Gold Canyon Resources Inc. (a)	376	81
Goldcorp Inc.	403	8,742
Gryphon Minerals Ltd. (a)	1,769	270

See accompanying Notes to Financial Statements.

	Shares/Par †	Value
Guyana Goldfields Inc. (a)	424	655
Kinross Gold Corp.	649	2,843
Klondex Mines Ltd. (a)	668	1,012
Lydian International Ltd. (a)	605	416
Midway Gold Corp. (a) (b)	831	673
New Gold Inc. (a)	1,571	8,230
New Gold Inc. (a)	93	488
Newcrest Mining Ltd.	304	2,133
Newmont Mining Corp.	78	1,785
Orezone Gold Corp. (a)	638	324
Osisko Mining Corp. (a)	1,683	7,463
Papillon Resources Ltd. (a) (b)	1,122	988
Premier Gold Mines Ltd. (a)	89	126
Pretium Resources Inc. (a)	108	557
Primero Mining Corp. (a)	389	1,727
Randgold Resources Ltd. - ADR (b)	154	9,641
Romarco Minerals Inc. (a)	684	241
Roxgold Inc. (a)	555	233
Royal Gold Inc.	121	5,584
Rubicon Minerals Corp. (a)	990	853
Sabina Gold & Silver Corp. (a)	542	373
SEMAFO Inc.	346	909
Silver Wheaton Corp.	294	5,934
Silvercorp Metals Inc. (b)	645	1,476
Sulliden Gold Corp. Ltd. (a)	688	466
Tahoe Resources Inc. (a)	279	4,646
Timmins Gold Corp. (a)	586	623
Torex Gold Resources Inc. (a)	1,655	1,464
Yamana Gold Inc. (b)	610	5,261
Total Common Stocks (cost $168,217)		111,513

SHORT TERM INVESTMENTS - 17.2%
Investment Companies - 4.6%
JNL Money Market Fund, 0.01% (c) (d)	5,330	5,330
JPMorgan U.S. Treasury Plus Money Market Fund, 0.00% (d)	83	83
		5,413
Securities Lending Collateral - 12.6%
Fidelity Institutional Money Market Portfolio, 0.06% (d)	1,000	1,000
Repurchase Agreement with BCL, 0.01% (Collateralized by $3,983 U.S. Treasury Note, 1.00%, due 08/31/16, value $4,034, $4,350 U.S. Treasury Note, 0.38%, due 03/15/16, value $4,348, and $8,212 U.S. Treasury Bond Strip, due 02/15/22-05/15/32, value $4,878) acquired on 12/31/13, due 01/02/14 at $13,000	$13,000	13,000
Repurchase Agreement with CSI, 0.00% (Collateralized by $26 U.S. Treasury Note Strip, due 03/31/14-05/15/19, value $25, and $1,906 U.S. Treasury Bond Strip, due 02/15/36-08/15/43, value $673) acquired on 12/31/13, due 01/02/14 at $684	684	684
		14,684
Total Short Term Investments (cost $20,097)		20,097
Total Investments - 112.7% (cost $188,314)		131,610
Other Assets and Liabilities, Net - (12.7%)		(14,853)
Total Net Assets - 100.0%		$116,757

(a)                                 Non-income producing security.

(b)                                 All or portion of the security was on loan.

(c)                                  Investment in affiliate.

(d)                                 Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2013.

(e)                                  Consolidated Schedule of Investments.

Investments by Country*	Percentage of Total Long-Term Investments
Australia	3.8%
Canada	71.1
Jersey	0.4
United Kingdom	2.1
United States	22.6
Total Long-Term Investments	100.0%

*                 The country table is presented for this Fund because its strategy includes investment in non-U.S. securities as deemed significant by the Fund’s Adviser and the Fund does not present the Schedule of Investments by country.

See accompanying Notes to Financial Statements.

Curian Variable Series Trust Sub-Advised Funds

Schedules of Investments

December 31, 2013

Currency Abbreviations:

AUD - Australian Dollar

BRL - Brazilian Real

CAD - Canadian Dollar

CHF - Swiss Franc

CLF - Chilean Unidad de Fomento

CLP - Chilean Peso

CNH - Chinese Offshore Yuan

CNY - Chinese Yuan

COP - Colombian Peso

CZK - Czech Republic Korunas

EUR - European Currency Unit (Euro)

GBP - British Pound

HKD - Hong Kong Dollar

HRK - Croatian Kuna

HUF - Hungarian Forint

INR - Indian Rupee

IDR - Indonesian Rupiah

ILS - Israeli New Sheqel

JPY - Japanese Yen

KRW - Korean Won

KZT - Kazakhstani Tenge

LBP - Lebanese Pound

MXN - Mexican Peso

NGN - Nigerian Naira

NOK - Norwegian Krone

NZD - New Zealand Dollar

PEN - Peruvian Nuevo Sol

PHP - Philippine Peso

PLN - Polish Zloty

RON - Romanian New Leu

RSD - Serbian Dinar

RUB - Russian Ruble

SEK - Swedish Krona

SGD - Singapore Dollar

TRY - New Turkish Lira

TWD - Taiwan Dollar

USD - United States Dollar

ZAR - South African Rand

ZMW - Zambian Kwacha

Abbreviations:

ABS - Asset-Backed Security

ACWI - All Country World Index

ADR - American Depositary Receipt

ADS - American Depository Shares

ASX - Australian Stock Exchange

BDR - Brazilian Depositary Receipt

CAC - Cotation Assistee en Continu

CDI - Chess Depository Interest

CDX.EM - Credit Default Swap Index - Emerging Markets

CDX.NA.HY - Credit Default Swap Index - North American - High Yield

CDX.NA.IG - Credit Default Swap Index - North American - Investment Grade

CLO - Collateralized Loan Obligation

CVA - Commanditaire Vennootschap op Aandelen

EAFE - Europe, Australia and Far East

EMU - Economic and Monetary Union (Europe)

ETF - Exchange Traded Fund

ETN - Exchange Traded Note

EURIBOR - Europe Interbank Offered Rate

Euro-Bobl - debt instrument issued by the Federal Republic of Germany with a term of 4.5 to 5.5 years

Euro-Bund - debt instrument issued by the Federal Republic of Germany with a term of 8.5 to 10.5 years

Euro-Schatz - debt instrument issued by the Federal Republic of Germany with a term of 1.75 to 2.25 years

FTSE - Financial Times and the London Stock Exchange

GDR - Global Depositary Receipt

IBEX - Iberia Index

ICE - IntercontinentalExchange

iTraxx - Group of international credit derivative indexes monitored by the International Index Company

JSE - Johannesburg Stock Exchange

KOSPI - Korea Composite Stock Price Index

LIBOR - London Interbank Offer Rate

LME - London Metal Exchange

MBS - Mortgage Backed Security

MCDX - Municipal Credit Default Swap Index

MIB - Milano Italia Borsa

MLP - Master Limited Partnership

MSCI - Morgan Stanley Capital International

NASDAQ - National Association of Securities Dealers Automated Quotations

NYSE - New York Stock Exchange

OJSC - Open Joint-Stock Company

OTC - Over the Counter

RBOB - Reformulated Gasoline Blendstock for Oxygen Blending

REIT - Real Estate Investment Trust

REMIC - Real Estate Mortgage Investment Conduit

SGX - Singapore Exchange

SPDR - Standard & Poor’s Depositary Receipt

SPI - Schedule Performance Index

ULSD - Ultra Low Sulfur Diesel

VIX - Volatility Index

WIG - Warszawski Indeks Giełdowy

WTI - West Texas Intermediate

Counterparty Abbreviations:

BBP - Barclays Bank Plc

BCL - Barclays Capital Inc.

BNP - BNP Paribas Securities

BOA - Banc of America Securities LLC/Bank of America NA

CCI - Citicorp Securities, Inc.

CGM - Citigroup Global Markets

CIB - CIBC World Markets

CIT - Citibank, Inc.

CSI - Credit Suisse Securities, LLC

DUB - Deutsche Bank Alex Brown Inc.

GSB - Goldman Sachs Bank

GSC - Goldman Sachs & Co.

GSI - Goldman Sachs International

HSB - HSBC Securities, Inc.

JPM - JPMorgan Chase Bank N.A.

MLP - Merrill Lynch, Pierce, Fenner, & Smith

MSC - Morgan Stanley & Co., Incorporated

MSS - Morgan Stanley Capital Services Inc.

NSI - Nomura Securities International

NTS - Northern Trust Securities

RBC - Royal Bank of Canada

RBS - Royal Bank of Scotland

SCB - Standard Chartered Bank

SGB - Societe Generale Bannon LLC

UBS - UBS Securities LLC

†     For funds with fixed income securities, par amounts are listed in United States Dollars unless otherwise noted.  Options are quoted in unrounded number of contracts.  Gold bullion is quoted in unrounded ounces.

“-” Amount rounds to less than one thousand

*       A Summary Schedule of Investments is presented for this portfolio.  A complete Schedule of Investments is available without charge, upon request, by calling the Annuity Service Center at 1-800-873-5654 or by visiting www.jackson.com or the Commission’s website, www.sec.gov.

See accompanying Notes to Financial Statements.

Curian Variable Series Trust Sub-Advised Funds

Statements of Assets and Liabilities (in thousands, except net asset value per share)

December 31, 2013

	Curian Tactical Advantage 35 Fund	Curian Tactical Advantage 60 Fund	Curian Tactical Advantage 75 Fund	Curian Dynamic Risk Advantage - Diversified Fund	Curian Dynamic Risk Advantage - Growth Fund	Curian Dynamic Risk Advantage - Income Fund
Assets
Investments - unaffiliated, at value (a)(d)	$39,457	$91,923	$78,997	$324,287	$51,714	$165,809
Investments - affiliated, at value (b)	374	537	714	38,251	5,902	2,311
Repurchase Agreements (a)	7,132	15,993	6,798	2,835	1,796	26,985
Total investments, at value (c)	46,963	108,453	86,509	365,373	59,412	195,105
Cash	13	16	—	1,077	49	—
Foreign currency (e)	—	—	—	—	—	—
Receivable for investments sold	—	—	—	—	—	9,633
Receivable for fund shares sold	53	176	92	622	22	189
Receivable from adviser	9	21	18	21	3	46
Receivable for dividends and interest	21	30	14	3	—	404
Receivable for variation margin on financial derivative instruments	—	—	—	127	110	—
Receivable for deposits with brokers and counterparties	—	—	—	7,614	—	—
Unrealized appreciation on forward foreign currency contracts	—	—	—	744	—	—
Unrealized appreciation on OTC swap agreements	—	—	—	2,310	—	—
OTC swap premiums paid	—	—	—	—	—	—
Other assets	1	1	1	6	1	3
Total assets	47,060	108,697	86,634	377,897	59,597	205,380
Liabilities
Payable for advisory fees	23	54	45	282	46	126
Payable for administrative fees	6	13	13	59	10	26
Payable for 12b-1 fee	3	7	6	27	4	12
Payable for investment securities purchased	385	531	715	16,455	—	11,186
Payable for fund shares redeemed	1	4	57	237	20	73
Payable for dividends or interest on securities sold short	—	—	—	—	—	—
Payable for interest expense and brokerage charges	—	—	—	—	—	—
Payable for trustee fees	1	2	2	12	3	6
Payable for chief compliance officer fees	—	—	—	1	—	—
Payable for other expenses	—	1	1	2	—	1
Payable for variation margin on financial derivative instruments	—	—	—	—	—	—
Payable for deposits with counterparties	—	—	—	1,734	—	—
Investment in securities sold short, at value (f)	—	—	—	—	—	—
Options written, at value (g)	—	—	—	—	—	—
Unrealized depreciation on forward foreign currency contracts	—	—	—	696	—	—
Unrealized depreciation on OTC swap agreements	—	—	—	7	218	—
OTC swap premiums received	—	—	—	—	—	—
Payable upon return of securities loaned	9,132	19,993	10,798	2,835	1,796	36,985
Total liabilities	9,551	20,605	11,637	22,347	2,097	48,415
Net assets	$37,509	$88,092	$74,997	$355,550	$57,500	$156,965
Net assets consist of:
Paid-in capital	$35,463	$80,304	$66,601	$354,158	$58,202	$156,068
Undistributed (excess of distributions over) net investment income	385	766	630	(807)	(5)	3,250
Accumulated net realized gain (loss)	1,018	3,393	3,769	(1,270)	(1,269)	(2,178)
Net unrealized appreciation (depreciation) on investments and foreign currency	643	3,629	3,997	3,469	572	(175)
	$37,509	$88,092	$74,997	$355,550	$57,500	$156,965
Shares outstanding (no par value), unlimited shares authorized	3,405	7,437	6,043	34,843	6,133	15,142
Net asset value per share	$11.01	$11.84	$12.41	$10.20	$9.38	$10.37

(a) Investments - unaffiliated, at cost	$45,946	$104,287	$81,798	$326,953	$53,596	$192,969
(b) Investments - affiliated, at cost	374	537	714	38,251	5,902	2,311
(c) Total investments, at cost	$46,320	$104,824	$82,512	$365,204	$59,498	$195,280
(d) Including value of securities on loan	$8,952	$19,628	$10,597	$2,772	$1,745	$36,166
(e) Foreign currency, at cost	—	—	—	—	—	—
(f) Proceeds from securities sold short	—	—	—	—	—	—
(g) Premiums from options written	—	—	—	—	—	—

See accompanying Notes to Financial Statements.

	Curian/ Aberdeen Latin America Fund	Curian/AQR Risk Parity Fund (h)	Curian/ Ashmore Emerging Market Small Cap Equity Fund	Curian/Baring International Fixed Income Fund	Curian/ BlackRock Global Long Short Credit Fund	Curian/DFA U.S. Micro Cap Fund
Assets
Investments - unaffiliated, at value (a)(d)	$9,377	$244,382	$17,557	$18,282	$303,236	$184,804
Investments - affiliated, at value (b)	290	56,500	299	248	81,435	732
Repurchase Agreements (a)	—	—	—	—	91,378	10,683
Total investments, at value (c)	9,667	300,882	17,856	18,530	476,049	196,219
Cash	—	—	19	—	—	—
Foreign currency (e)	2	140	16	56	15,731	—
Receivable for investments sold	—	—	22	—	521	116
Receivable for fund shares sold	1	405	3	8	398	142
Receivable from adviser	—	53	—	—	—	—
Receivable for dividends and interest	21	534	12	198	3,775	96
Receivable for variation margin on financial derivative instruments	—	1,685	—	—	19	—
Receivable for deposits with brokers and counterparties	—	20,506	—	—	16,154	—
Unrealized appreciation on forward foreign currency contracts	—	308	—	80	19	—
Unrealized appreciation on OTC swap agreements	—	568	—	—	1,343	—
OTC swap premiums paid	—	—	—	—	1,847	—
Other assets	—	5	—	—	6	3
Total assets	9,691	325,086	17,928	18,872	515,862	196,576
Liabilities
Cash overdraft	—	8,595	—	—	356	—
Payable for advisory fees	11	224	16	9	330	118
Payable for administrative fees	1	53	3	4	70	31
Payable for 12b-1 fee	1	23	1	1	31	13
Payable for investment securities purchased	—	—	104	—	3,634	214
Payable for fund shares redeemed	3	191	—	—	212	174
Payable for dividends or interest on securities sold short	—	—	—	—	669	—
Payable for interest expense and brokerage charges	—	—	—	—	14	—
Payable for trustee fees	—	4	—	—	9	11
Payable for chief compliance officer fees	—	1	—	—	1	—
Payable for other expenses	—	3	—	1	6	2
Payable for variation margin on financial derivative instruments	—	464	—	—	32	—
Payable for deposits with counterparties	—	—	—	—	10,029	—
Investment in securities sold short, at value (f)	—	—	—	—	80,611	—
Options written, at value (g)	—	—	—	—	10	—
Unrealized depreciation on forward foreign currency contracts	—	1,100	—	235	2,854	—
Unrealized depreciation on OTC swap agreements	—	2,712	—	—	1,978	—
OTC swap premiums received	—	—	—	—	1,815	—
Payable upon return of securities loaned	—	—	—	—	—	17,683
Total liabilities	16	13,370	124	250	102,661	18,246
Net assets	$9,675	$311,716	$17,804	$18,622	$413,201	$178,330
Net assets consist of:
Paid-in capital	$11,538	$310,972	$17,024	$19,306	$405,400	$121,586
Undistributed (excess of distributions over) net investment income	(3)	131	(5)	(163)	2,211	(103)
Accumulated net realized gain (loss)	(87)	4,098	(329)	(142)	(873)	7,758
Net unrealized appreciation (depreciation) on investments and foreign currency	(1,773)	(3,485)	1,114	(379)	6,463	49,089
	$9,675	$311,716	$17,804	$18,622	$413,201	$178,330
Shares outstanding (no par value), unlimited shares authorized	1,168	30,977	1,711	1,947	40,913	12,394
Net asset value per share	$8.28	$10.06	$10.40	$9.57	$10.10	$14.39

(a) Investments - unaffiliated, at cost	$11,150	$245,743	$16,443	$18,508	$385,649	$146,398
(b) Investments - affiliated, at cost	290	56,500	299	248	81,420	732
(c) Total investments, at cost	$11,440	$302,243	$16,742	$18,756	$467,069	$147,130
(d) Including value of securities on loan	$—	$—	$—	$—	$—	$17,259
(e) Foreign currency, at cost	2	139	16	57	15,658	—
(f) Proceeds from securities sold short	—	—	—	—	80,813	—
(g) Premiums from options written	—	—	—	—	50	—

(h) Consolidated Statement of Assets and Liabilities.

See accompanying Notes to Financial Statements.

	Curian/ DoubleLine Total Return Fund	Curian/Eaton Vance Global Macro Absolute Return Advantage Fund	Curian/Epoch Global Shareholder Yield Fund	Curian/ FAMCO Flex Core Covered Call Fund	Curian Focused International Equity Fund	Curian Focused U.S. Equity Fund
Assets
Investments - unaffiliated, at value (a)(d)	$529,248	$335,065	$32,919	$76,682	$8,136	$6,959
Investments - affiliated, at value (b)	19,365	40,478	1,067	3,016	367	273
Repurchase Agreements (a)	—	32,910	871	—	—	—
Total investments, at value (c)	548,613	408,453	34,857	79,698	8,503	7,232
Cash	—	2,424	—	69	—	—
Foreign currency (e)	—	8,798	—	—	1	—
Receivable for investments sold	—	10,898	—	4,433	—	—
Receivable for fund shares sold	638	255	143	344	26	11
Receivable from adviser	55	—	—	—	—	1
Receivable for dividends and interest	1,628	2,483	134	185	1	5
Receivable for variation margin on financial derivative instruments	—	155	—	—	—	—
Receivable for deposits with brokers and counterparties	—	5,872	—	—	—	—
Unrealized appreciation on forward foreign currency contracts	—	6,817	—	—	—	—
Unrealized appreciation on OTC swap agreements	—	5,802	—	—	—	—
OTC swap premiums paid	—	10,549	—	—	—	—
Other assets	9	4	1	1	—	—
Total assets	550,943	462,510	35,135	84,730	8,531	7,249
Liabilities
Payable for advisory fees	231	319	19	38	6	4
Payable for administrative fees	93	67	5	12	1	1
Payable for 12b-1 fee	41	30	3	6	1	1
Payable for investment securities purchased	993	4,671	315	5,685	8	—
Payable for fund shares redeemed	250	150	4	7	4	4
Payable for dividends or interest on securities sold short	—	804	—	—	—	—
Payable for interest expense and brokerage charges	—	5	—	—	—	—
Payable for trustee fees	7	11	2	2	—	—
Payable for chief compliance officer fees	1	1	—	—	—	—
Payable for other expenses	6	4	—	1	—	—
Payable for variation margin on financial derivative instruments	—	—	—	—	—	—
Payable for deposits with counterparties	—	7,808	—	—	—	—
Investment in securities sold short, at value (f)	—	32,343	—	—	—	—
Options written, at value (g)	—	667	—	1,316	—	—
Unrealized depreciation on forward foreign currency contracts	—	9,235	—	—	—	—
Unrealized depreciation on OTC swap agreements	—	3,572	—	—	—	—
OTC swap premiums received	—	3,292	—	—	—	—
Payable upon return of securities loaned	—	—	871	—	—	—
Total liabilities	1,622	62,979	1,219	7,067	20	10
Net assets	$549,321	$399,531	$33,916	$77,663	$8,511	$7,239
Net assets consist of:
Paid-in capital	$549,683	$405,267	$30,231	$72,291	$8,150	$6,689
Undistributed (excess of distributions over) net investment income	3,134	135	47	59	(1)	13
Accumulated net realized gain (loss)	(57)	(1,697)	875	(3,236)	35	25
Net unrealized appreciation (depreciation) on investments and foreign currency	(3,439)	(4,174)	2,763	8,549	327	512
	$549,321	$399,531	$33,916	$77,663	$8,511	$7,239
Shares outstanding (no par value), unlimited shares authorized	54,941	41,973	2,986	6,843	809	660
Net asset value per share	$10.00	$9.52	$11.36	$11.35	$10.52	$10.97

(a) Investments - unaffiliated, at cost	$532,687	$372,222	$31,028	$68,389	$7,809	$6,447
(b) Investments - affiliated, at cost	19,365	40,478	1,067	3,016	367	273
(c) Total investments, at cost	$552,052	$412,700	$32,095	$71,405	$8,176	$6,720
(d) Including value of securities on loan	$—	$—	$850	$—	$—	$—
(e) Foreign currency, at cost	—	8,827	—	—	1	—
(f) Proceeds from securities sold short	—	31,431	—	—	—	—
(g) Premiums from options written	—	598	—	1,572	—	—

See accompanying Notes to Financial Statements.

	Curian/ Franklin Templeton Frontier Markets Fund	Curian/ Franklin Templeton Natural Resources Fund	Curian/Lazard International Strategic Equity Fund	Curian Long Short Credit Fund	Curian/ Neuberger Berman Currency Fund	Curian/ Nicholas Convertible Arbitrage Fund
Assets
Investments - unaffiliated, at value (a)(d)	$163,716	$136,011	$36,785	$343,039	$155,022	$245,638
Investments - affiliated, at value (b)	2,357	6,804	2,492	20,333	10,223	41,670
Repurchase Agreements (a)	1,358	3,965	—	—	—	—
Total investments, at value (c)	167,431	146,780	39,277	363,372	165,245	287,308
Cash	—	6	—	1,275	—	68,429
Foreign currency (e)	—	180	—	10	—	—
Receivable for investments sold	304	15	51	25,764	—	1,683
Receivable for fund shares sold	95	55	44	217	167	316
Receivable from adviser	—	—	—	—	—	—
Receivable for dividends and interest	466	149	51	3,752	194	1,010
Receivable for variation margin on financial derivative instruments	—	—	—	359	—	—
Receivable for deposits with brokers and counterparties	—	—	—	3,811	—	—
Unrealized appreciation on forward foreign currency contracts	—	—	—	—	13,686	—
Unrealized appreciation on OTC swap agreements	—	—	—	68	—	—
OTC swap premiums paid	—	—	—	697	—	—
Other assets	2	2	1	6	2	3
Total assets	168,298	147,187	39,424	399,331	179,294	358,749
Liabilities
Payable for advisory fees	191	91	25	315	97	170
Payable for administrative fees	28	23	6	66	28	40
Payable for 12b-1 fee	12	10	3	30	12	18
Payable for investment securities purchased	6	1,232	334	3,008	—	2,739
Payable for fund shares redeemed	103	33	—	81	96	117
Payable for dividends or interest on securities sold short	—	—	—	—	—	16
Payable for interest expense and brokerage charges	—	—	—	—	—	64
Payable for trustee fees	11	11	1	8	17	14
Payable for chief compliance officer fees	—	—	—	1	—	1
Payable for other expenses	1	1	—	4	2	2
Payable for variation margin on financial derivative instruments	—	—	—	—	—	—
Investment in securities sold short, at value (f)	—	—	—	—	—	117,112
Options written, at value (g)	—	—	—	—	—	—
Unrealized depreciation on forward foreign currency contracts	—	—	—	—	14,151	—
Unrealized depreciation on OTC swap agreements	—	—	—	147	—	—
OTC swap premiums received	—	—	—	1,319	—	—
Payable upon return of securities loaned	1,358	6,965	—	—	—	—
Total liabilities	1,710	8,366	369	4,979	14,403	120,293
Net assets	$166,588	$138,821	$39,055	$394,352	$164,891	$238,456
Net assets consist of:
Paid-in capital	$135,239	$116,851	$35,086	$385,374	$164,915	$229,795
Undistributed (excess of distributions over) net investment income	3,123	(85)	30	6,138	439	2,119
Accumulated net realized gain (loss)	5,895	11,484	15	1,930	—	6,754
Net unrealized appreciation (depreciation) on investments and foreign currency	22,331	10,571	3,924	910	(463)	(212)
	$166,588	$138,821	$39,055	$394,352	$164,891	$238,456
Shares outstanding (no par value), unlimited shares authorized	13,475	14,563	3,368	38,779	16,826	22,599
Net asset value per share	$12.36	$9.53	$11.60	$10.17	$9.80	$10.55

(a) Investments - unaffiliated, at cost	$142,746	$129,402	$32,861	$345,993	$155,020	$231,712
(b) Investments - affiliated, at cost	2,357	6,804	2,492	20,333	10,223	41,670
(c) Total investments, at cost	$145,103	$136,206	$35,353	$366,326	$165,243	$273,382
(d) Including value of securities on loan	$1,286	$6,755	$—	$—	$—	$—
(e) Foreign currency, at cost	—	182	—	10	—	—
(f) Proceeds from securities sold short	—	—	—	—	—	102,974
(g) Premiums from options written	—	—	—	—	—	—

See accompanying Notes to Financial Statements.

	Curian/ PIMCO Credit Income Fund	Curian/ PineBridge Merger Arbitrage Fund	Curian/ Schroder Emerging Europe Fund	Curian/ T. Rowe Price Capital Appreciation Fund	Curian/The Boston Company Equity Income Fund	Curian/The Boston Company Multi-Alpha Market Neutral Equity Fund
Assets
Investments - unaffiliated, at value (a)(d)	$52,720	$215,847	$21,120	$34,722	$37,512	$109,500
Investments - affiliated, at value (b)	616	44,368	367	4,662	536	8,595
Repurchase Agreements (a)	—	—	—	—	668	364
Total investments, at value (c)	53,336	260,215	21,487	39,384	38,716	118,459
Cash	71	30,411	28	1,834	2	106,603
Foreign currency (e)	60	266	4	—	—	1,397
Receivable for investments sold	—	813	168	102	311	1,845
Receivable for fund shares sold	91	197	56	157	231	123
Receivable from adviser	—	—	—	4	—	—
Receivable for dividends and interest	494	142	6	116	82	71
Receivable for variation margin on financial derivative instruments	9	—	—	—	—	—
Receivable for deposits with brokers and counterparties	281	—	—	—	—	—
Unrealized appreciation on forward foreign currency contracts	22	—	—	—	—	—
Unrealized appreciation on OTC swap agreements	138	—	—	—	—	—
OTC swap premiums paid	35	—	—	—	—	—
Other assets	1	5	—	—	1	2
Total assets	54,538	292,049	21,749	41,597	39,343	228,500
Liabilities
Payable for advisory fees	22	186	20	21	17	90
Payable for administrative fees	8	43	3	6	6	20
Payable for 12b-1 fee	4	20	2	3	3	9
Payable for investment securities purchased	1,457	20,307	43	2,360	692	1,455
Payable for fund shares redeemed	15	106	—	58	4	42
Payable for dividends or interest on securities sold short	—	—	—	—	—	78
Payable for interest expense and brokerage charges	—	5	—	—	—	49
Payable for trustee fees	2	14	1	—	1	20
Payable for chief compliance officer fees	—	1	—	—	—	—
Payable for other expenses	—	2	—	—	—	2
Payable for variation margin on financial derivative instruments	20	—	—	—	—	—
Payable for deposits with counterparties	16	—	—	—	—	—
Investment in securities sold short, at value (f)	—	10,966	—	—	—	107,283
Options written, at value (g)	77	—	—	64	—	—
Unrealized depreciation on forward foreign currency contracts	48	—	—	—	—	—
Unrealized depreciation on OTC swap agreements	256	—	—	—	—	—
OTC swap premiums received	140	—	—	—	—	—
Payable upon return of securities loaned	—	—	—	—	768	364
Total liabilities	2,065	31,650	69	2,512	1,491	109,412
Net assets	$52,473	$260,399	$21,680	$39,085	$37,852	$119,088
Net assets consist of:
Paid-in capital	$54,196	$258,629	$21,187	$37,541	$31,726	$123,600
Undistributed (excess of distributions over) net investment income	(44)	(9)	3	(20)	40	(28)
Accumulated net realized gain (loss)	(1,327)	—	(378)	54	1,966	(11,668)
Net unrealized appreciation (depreciation) on investments and foreign currency	(352)	1,779	868	1,510	4,120	7,184
	$52,473	$260,399	$21,680	$39,085	$37,852	$119,088
Shares outstanding (no par value), unlimited shares authorized	5,158	25,869	2,105	3,718	2,829	11,812
Net asset value per share	$10.17	$10.07	$10.30	$10.51	$13.38	$10.08

(a) Investments - unaffiliated, at cost	$52,979	$213,430	$20,252	$33,202	$34,060	$92,743
(b) Investments - affiliated, at cost	616	44,368	367	4,659	536	8,595
(c) Total investments, at cost	$53,595	$257,798	$20,619	$37,861	$34,596	$101,338
(d) Including value of securities on loan	$—	$—	$—	$—	$744	$346
(e) Foreign currency, at cost	61	274	4	—	—	1,396
(f) Proceeds from securities sold short	—	10,336	—	—	—	97,345
(g) Premiums from options written	59	—	—	51	—	—

See accompanying Notes to Financial Statements.

	Curian/UBS Global Long Short Fixed Income Opportunities Fund	Curian/ Urdang International REIT Fund	Curian/ Van Eck International Gold Fund (h)
Assets
Investments - unaffiliated, at value (a)(d)	$122,713	$13,259	$112,596
Investments - affiliated, at value (b)	4,000	335	5,330
Repurchase Agreements (a)	—	—	13,684
Total investments, at value (c)	126,713	13,594	131,610
Cash	—	1	—
Foreign currency (e)	3,258	106	—
Receivable for investments sold	5	78	—
Receivable for fund shares sold	168	7	329
Receivable from adviser	—	—	—
Receivable for dividends and interest	1,435	35	72
Receivable for variation margin on financial derivative instruments	244	—	—
Payable for deposits with counterparties	4,369	—	—
Unrealized appreciation on forward foreign currency contracts	433	—	—
Unrealized appreciation on OTC swap agreements	4,195	—	—
OTC swap premiums paid	111	—	—
Other assets	2	—	2
Total assets	140,933	13,821	132,013
Liabilities
Cash overdraft	129	—	—
Payable for advisory fees	103	9	76
Payable for administrative fees	22	2	19
Payable for 12b-1 fee	10	1	9
Payable for investment securities purchased	704	198	236
Payable for fund shares redeemed	63	1	223
Payable for dividends or interest on securities sold short	—	—	—
Payable for interest expense and brokerage charges	—	—	—
Payable for trustee fees	3	—	8
Payable for chief compliance officer fees	—	—	—
Payable for other expenses	7	—	1
Payable for variation margin on financial derivative instruments	140	—	—
Receivable for deposits with brokers and counterparties	2,633	—	—
Investment in securities sold short, at value (f)	—	—	—
Options written, at value (g)	2,813	—	—
Unrealized depreciation on forward foreign currency contracts	331	—	—
Unrealized depreciation on OTC swap agreements	1,645	—	—
OTC swap premiums received	1,640	—	—
Payable upon return of securities loaned	—	—	14,684
Total liabilities	10,243	211	15,256
Net assets	$130,690	$13,610	$116,757
Net assets consist of:
Paid-in capital	$130,585	$14,386	$195,009
Undistributed (excess of distributions over) net investment income	(36)	(80)	(88)
Accumulated net realized gain (loss)	(314)	(302)	(21,460)
Net unrealized appreciation (depreciation) on investments and foreign currency	455	(394)	(56,704)
	$130,690	$13,610	$116,757
Shares outstanding (no par value), unlimited shares authorized	13,121	1,483	24,895
Net asset value per share	$9.96	$9.18	$4.69

(a) Investments - unaffiliated, at cost	$123,670	$13,653	$182,984
(b) Investments - affiliated, at cost	4,000	335	5,330
(c) Total investments, at cost	$127,670	$13,988	$188,314
(d) Including value of securities on loan	$—	$—	$14,408
(e) Foreign currency, at cost	3,259	106	—
(f) Proceeds from securities sold short	—	—	—
(g) Premiums from options written	2,488	—	—
(h) Consolidated Statement of Assets and Liabilities.

See accompanying Notes to Financial Statements.

Curian Variable Series Trust Sub-Advised Funds

Statements of Operations (in thousands)

For the Year Ended December 31, 2013

	Curian Tactical Advantage 35 Fund	Curian Tactical Advantage 60 Fund	Curian Tactical Advantage 75 Fund	Curian Dynamic Risk Advantage - Diversified Fund	Curian Dynamic Risk Advantage - Growth Fund	Curian Dynamic Risk Advantage - Income Fund

Investment income
Dividends (a)	$601	$1,177	$986	$743	$3	$4,103
Foreign taxes withheld	—	—	—	—	—	—
Interest	—	—	—	120	32	—
Securities lending	52	92	67	101	8	321
Total investment income	653	1,269	1,053	964	43	4,424

Expenses
Advisory fees	223	417	347	2,642	625	1,281
Administrative fees	60	111	93	556	132	270
12b-1 fees	74	139	116	695	164	337
Legal fees	2	4	3	20	4	9
Trustee fees	2	4	3	21	5	11
Dividends or interest on securities sold short	—	—	—	—	—	—
Short holdings borrowing fees	—	—	—	—	—	—
Chief compliance officer fees	—	—	—	—	—	—
Other expenses	3	3	3	19	4	10
Total expenses	364	678	565	3,953	934	1,918
Expense waived by Adviser	(89)	(167)	(139)	(151)	(30)	(472)
Net expenses	275	511	426	3,802	904	1,446
Net investment income (loss)	378	758	627	(2,838)	(861)	2,978

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Unaffiliated investments	1,034	3,427	3,804	(716)	(413)	(1,834)
Swap agreements	—	—	—	(430)	(848)	—
Foreign currency related items	—	—	—	(1,670)	(367)	—
Futures contracts	—	—	—	4,394	3,277	—
Written option contracts	—	—	—	—	—	—
Investment securities sold short	—	—	—	—	—	—
Brokerage commissions recaptured	—	—	—	—	—	—
Net change in unrealized appreciation (depreciation) on:
Investments	386	3,048	3,418	157	(1)	(890)
OTC swap agreements	—	—	—	1,668	(94)	—
Foreign currency related items	—	—	—	597	(20)	—
Futures contracts and centrally cleared swap agreements	—	—	—	756	693	—
Written option contracts	—	—	—	—	—	—
Investment securities sold short	—	—	—	—	—	—
Net realized and unrealized gain (loss)	1,420	6,475	7,222	4,756	2,227	(2,724)
Net increase (decrease) in net assets from operations	$1,798	$7,233	$7,849	$1,918	$1,366	$254

(a) Income from affiliated investments	$—	$—	$—	$3	$1	$—

See accompanying Notes to Financial Statements.

	Curian/ Aberdeen Latin America Fund (b)	Curian/AQR Risk Parity Fund (c)(d)	Curian/ Ashmore Emerging Market Small Cap Equity Fund (b)	Curian/Baring International Fixed Income Fund (b)	Curian/ BlackRock Global Long Short Credit Fund (b)	Curian/DFA U.S. Micro Cap Fund
Investment income
Dividends (a)	$167	$1	$184	$—	$202	$1,637
Foreign taxes withheld	(13)	—	(20)	—	—	—
Interest	—	127	—	232	5,499	—
Securities lending	—	—	—	—	—	193
Total investment income	154	128	164	232	5,701	1,830

Expenses
Advisory fees	87	744	104	67	2,063	1,247
Administrative fees	13	175	19	22	434	311
12b-1 fees	16	219	24	28	543	390
Legal fees	—	29	1	1	16	11
Trustee fees	1	5	1	1	18	13
Dividends or interest on securities sold short	—	—	—	—	867	—
Short holdings borrowing fees	—	—	—	—	50	—
Chief compliance officer fees	—	—	—	—	—	—
Other expenses	1	7	2	2	15	10
Total expenses	118	1,179	151	121	4,005	1,982
Expense waived by Adviser	—	(175)	—	—	—	—
Net expenses	118	1,004	151	121	4,005	1,982
Net investment income (loss)	36	(876)	13	111	1,696	(152)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Unaffiliated investments	(87)	1,304	(329)	(275)	1,177	7,847
Swap agreements	—	910	—	—	(582)	—
Foreign currency related items	12	(2,462)	(22)	(45)	(3,770)	—
Futures contracts	—	5,168	—	—	(28)	—
Written option contracts	—	—	—	—	131	—
Investment securities sold short	—	—	—	—	(43)	—
Brokerage commissions recaptured	—	—	—	—	—	—
Net change in unrealized appreciation (depreciation) on:
Investments	(1,773)	(1,361)	1,114	(226)	8,980	48,874
OTC swap agreements	—	(2,144)	—	—	(635)	—
Foreign currency related items	—	(790)	—	(153)	(2,751)	—
Futures contracts and centrally cleared swap agreements	—	810	—	—	627	—
Written option contracts	—	—	—	—	40	—
Investment securities sold short	—	—	—	—	202	—
Net realized and unrealized gain (loss)	(1,848)	1,435	763	(699)	3,348	56,721
Net increase (decrease) in net assets from operations	$(1,812)	$559	$776	$(588)	$5,044	$56,569

(a) Income from affiliated investments	$—	$1	$—	$—	$5	$—

(b)         Period from April 29, 2013 (commencement of operations).

(c)          Period from September 16, 2013 (commencement of operations).

(d)         Consolidated Statement of Operations.

See accompanying Notes to Financial Statements.

	Curian/ DoubleLine Total Return Fund (c)	Curian/Eaton Vance Global Macro Absolute Return Advantage Fund (b)	Curian/Epoch Global Shareholder Yield Fund	Curian/FAMCO Flex Core Covered Call Fund	Curian Focused International Equity Fund (c)	Curian Focused U.S. Equity Fund (c)
Investment income
Dividends (a)	$1	$196	$1,482	$1,562	$17	$28
Foreign taxes withheld	—	(17)	(96)	—	(1)	—
Interest	4,585	7,861	—	—	—	—
Securities lending	—	—	19	—	—	—
Total investment income	4,586	8,040	1,405	1,562	16	28

Expenses
Advisory fees	734	2,945	222	323	17	12
Administrative fees	293	620	63	107	5	4
12b-1 fees	367	775	79	135	5	4
Legal fees	10	23	2	4	—	1
Trustee fees	8	32	3	4	—	—
Dividends or interest on securities sold short	—	581	—	—	—	—
Short holdings borrowing fees	—	35	—	—	—	—
Chief compliance officer fees	—	—	—	—	—	—
Other expenses	9	37	3	3	—	—
Total expenses	1,421	5,048	372	576	27	21
Expense waived by Adviser	(176)	—	—	—	—	(2)
Net expenses	1,245	5,048	372	576	27	19
Net investment income (loss)	3,341	2,992	1,033	986	(11)	9

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Unaffiliated investments	(575)	(7,705)	4,206	1,407	44	25
Affiliated investments	—	—	—	—	—	—
Swap agreements	—	(4,952)	—	—	—	—
Foreign currency related items	—	(18,122)	(16)	—	(3)	—
Futures contracts	—	1,787	—	—	—	—
Written option contracts	—	—	—	(4,551)	—	—
Investment securities sold short	—	(51)	—	—	—	—
Brokerage commissions recaptured	—	—	3	—	—	—
Net change in unrealized appreciation (depreciation) on:
Investments	(3,439)	(4,247)	2,151	8,297	327	512
OTC swap agreements	—	2,230	—	—	—	—
Foreign currency related items	—	(2,482)	1	—	—	—
Futures contracts and centrally cleared swap agreements	—	1,306	—	—	—	—
Written option contracts	—	(69)	—	190	—	—
Investment securities sold short	—	(912)	—	—	—	—
Net realized and unrealized gain (loss)	(4,014)	(33,217)	6,345	5,343	368	537
Net increase (decrease) in net assets from operations	$(673)	$(30,225)	$7,378	$6,329	$357	$546

(a) Income from affiliated investments	$1	$5	$—	$—	$—	$—

(b)         Period from April 29, 2013 (commencement of operations).

(c)          Period from September 16, 2013 (commencement of operations).

See accompanying Notes to Financial Statements.

	Curian/Franklin Templeton Frontier Markets Fund	Curian/Franklin Templeton Natural Resources Fund	Curian/Lazard International Strategic Equity Fund (b)	Curian Long Short Credit Fund (b)	Curian/ Neuberger Berman Currency Fund	Curian/ Nicholas Convertible Arbitrage Fund
Investment income
Dividends (a)	$6,395	$2,241	$230	$414	$1	$2,265
Foreign taxes withheld	(519)	(89)	(22)	—	—	—
Net interest (amortization)	—	40	—	8,084	220	(3,406)
Securities lending	22	60	—	—	3	—
Total investment income	5,898	2,252	208	8,498	224	(1,141)

Expenses
Advisory fees	2,050	1,178	129	1,895	1,501	1,890
Administrative fees	293	295	33	399	428	445
12b-1 fees	366	368	40	499	536	556
Legal fees	11	11	1	14	16	16
Trustee fees	12	13	1	17	19	19
Dividends or interest on securities sold short	—	—	—	—	—	677
Short holdings borrowing fees	—	—	—	—	—	553
Chief compliance officer fees	—	—	—	—	—	—
Other expenses	12	9	1	12	13	13
Total expenses	2,744	1,874	205	2,836	2,513	4,169
Expense waived by Adviser	—	—	—	—	—	—
Net expenses	2,744	1,874	205	2,836	2,513	4,169
Net investment income (loss)	3,154	378	3	5,662	(2,289)	(5,310)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Unaffiliated investments	5,747	13,171	30	76	7	48,348
Affiliated investments	—	—	—	—	—	—
Swap agreements	—	—	—	284	—	—
Foreign currency related items	(36)	4	3	—	(1,418)	—
Futures contracts	—	—	—	1,910	—	—
Written option contracts	—	—	—	—	—	—
Investment securities sold short	—	—	—	—	—	(29,295)
Brokerage commissions recaptured	11	—	—	—	—	—
Net increase from payments by affiliates	142	—	—	—	—	—
Net change in unrealized appreciation (depreciation) on:
Investments	16,224	(1,476)	3,924	(2,954)	(13)	2,499
OTC swap agreements	—	—	—	(79)	—	—
Foreign currency related items	(4)	(3)	—	—	17	—
Futures contracts and centrally cleared swap agreements	—	—	—	3,943	—	—
Written option contracts	—	—	—	—	—	—
Investment securities sold short	—	—	—	—	—	(8,740)
Net realized and unrealized gain (loss)	22,084	11,696	3,957	3,180	(1,407)	12,812
Net increase (decrease) in net assets from operations	$25,238	$12,074	$3,960	$8,842	$(3,696)	$7,502

(a) Income from affiliated investments	$—	$1	$—	$1	$1	$2

(b)         Period from April 29, 2013 (commencement of operations).

See accompanying Notes to Financial Statements.

	Curian/PIMCO Credit Income Fund	Curian/ PineBridge Merger Arbitrage Fund	Curian/ Schroder Emerging Europe Fund (b)	Curian/T. Rowe Price Capital Appreciation Fund (c)	Curian/The Boston Company Equity Income Fund	Curian/The Boston Company Multi- Alpha Market Neutral Equity Fund
Investment income
Dividends (a)	$—	$2,297	$501	$104	$664	$3,260
Foreign taxes withheld	(1)	(15)	(80)	—	(2)	(199)
Interest	1,389	20	—	56	—	—
Securities lending	—	1	—	—	6	35
Total investment income	1,388	2,303	421	160	668	3,096

Expenses
Advisory fees	262	2,099	151	61	150	2,388
Administrative fees	105	494	28	17	55	531
12b-1 fees	131	617	34	22	68	663
Legal fees	4	18	1	1	2	22
Trustee fees	4	20	1	1	2	27
Dividends or interest on securities sold short	—	349	—	—	—	4,404
Short holdings borrowing fees	—	155	—	—	—	1,478
Chief compliance officer fees	—	—	—	—	—	—
Other expenses	2	15	2	1	2	20
Total expenses	508	3,767	217	103	279	9,533
Expense waived by Adviser	—	—	—	(12)	—	—
Net expenses	508	3,767	217	91	279	9,533
Net investment income (loss)	880	(1,464)	204	69	389	(6,437)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Unaffiliated investments	(1,664)	11,824	(378)	69	4,720	80,576
Affiliated investments	—	—	—	—	—	—
Swap agreements	369	—	—	—	—	—
Foreign currency related items	(76)	(167)	4	(1)	—	54
Futures contracts	12	—	—	—	—	—
Written option contracts	74	—	—	1	—	—
Investment securities sold short	—	(11,127)	—	—	—	(81,381)
Brokerage commissions recaptured	—	—	—	—	3	126
Net change in unrealized appreciation (depreciation) on:
Investments	(723)	83	868	1,523	3,399	(7,702)
OTC swap agreements	(224)	—	—	—	—	—
Foreign currency related items	9	82	—	—	—	—
Futures contracts and centrally cleared swap agreements	76	—	—	—	—	—
Written option contracts	(19)	—	—	(13)	—	—
Investment securities sold short	—	1,137	—	—	—	2,070
Net realized and unrealized gain (loss)	(2,166)	1,832	494	1,579	8,122	(6,257)
Net increase (decrease) in net assets from operations	$(1,286)	$368	$698	$1,648	$8,511	$(12,694)

(a) Income from affiliated investments	$—	$5	$—	$10	$—	$3

(b)         Period from April 29, 2013 (commencement of operations).

(c)          Period from September 16, 2013 (commencement of operations).

See accompanying Notes to Financial Statements.

	Curian/UBS Global Long Short Fixed Income Opportunities Fund (b)	Curian/Urdang International REIT Fund (b)	Curian/Van Eck International Gold Fund (c)
Investment income
Dividends (a)	$1	$241	$1,193
Foreign taxes withheld	—	(19)	(134)
Interest	1,913	—	—
Securities lending	—	—	28
Total investment income	1,914	222	1,087

Expenses
Advisory fees	573	62	896
Administrative fees	121	14	224
12b-1 fees	151	19	280
Legal fees	4	1	17
Trustee fees	6	1	9
Dividends or interest on securities sold short	—	—	—
Short holdings borrowing fees	—	—	—
Chief compliance officer fees	—	—	—
Other expenses	22	1	13
Total expenses	877	98	1,439
Expense waived by Adviser	—	—	—
Net expenses	877	98	1,439
Net investment income (loss)	1,037	124	(352)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Unaffiliated investments	(1,757)	(299)	(20,774)
Affiliated investments	—	—	—
Swap agreements	(715)	—	—
Foreign currency related items	(270)	(11)	14
Futures contracts	126	—	—
Written option contracts	685	—	—
Investment securities sold short	—	—	—
Brokerage commissions recaptured	—	—	12
Net change in unrealized appreciation (depreciation) on:
Investments	(957)	(394)	(45,168)
OTC swap agreements	2,550	—	—
Foreign currency related items	109	—	—
Futures contracts and centrally cleared swap agreements	(922)	—	—
Written option contracts	(325)	—	—
Investment securities sold short	—	—	—
Net realized and unrealized gain (loss)	(1,476)	(704)	(65,916)
Net increase (decrease) in net assets from operations	$(439)	$(580)	$(66,268)

(a) Income from affiliated investments	$—	$—	$1

(b)         Period from April 29, 2013 (commencement of operations).

(c)          Consolidated Statement of Operations.

See accompanying Notes to Financial Statements.

Curian Variable Series Trust Sub-Advised Funds

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2013

	Curian Tactical Advantage 35 Fund	Curian Tactical Advantage 60 Fund	Curian Tactical Advantage 75 Fund	Curian Dynamic Risk Advantage - Diversified Fund	Curian Dynamic Risk Advantage - Growth Fund	Curian Dynamic Risk Advantage - Income Fund
Operations
Net investment income (loss)	$378	$758	$627	$(2,838)	$(861)	$2,978
Net realized gain (loss)	1,034	3,427	3,804	1,578	1,649	(1,834)
Net change in unrealized appreciation (depreciation)	386	3,048	3,418	3,178	578	(890)
Net increase (decrease) in net assets from operations	1,798	7,233	7,849	1,918	1,366	254
Distributions to shareholders
From net investment income	—	—	—	—	—	—
From net realized gain	(41)	(56)	(99)	(341)	(1,949)	(93)
Total distributions to shareholders	(41)	(56)	(99)	(341)	(1,949)	(93)
Share transactions(1)
Proceeds from sale of shares	27,908	66,467	54,741	341,671	68,662	124,926
Reinvestment of distributions	41	56	99	341	1,949	93
Cost of shares redeemed	(10,064)	(10,291)	(9,914)	(131,218)	(70,638)	(43,268)
Change in net assets from share transactions	17,885	56,232	44,926	210,794	(27)	81,751
Change in net assets	19,642	63,409	52,676	212,371	(610)	81,912
Net assets beginning of year	17,867	24,683	22,321	143,179	58,110	75,053
Net assets end of year	$37,509	$88,092	$74,997	$355,550	$57,500	$156,965
Undistributed (excess of distributions over) net investment income (loss)	$385	$766	$630	$(807)	$(5)	$3,250

(1) Share transactions
Shares sold	2,617	5,980	4,763	33,279	7,205	11,977
Reinvestment of distributions	4	5	8	34	208	9
Shares redeemed	(944)	(918)	(856)	(12,781)	(7,371)	(4,184)
Change in shares	1,677	5,067	3,915	20,532	42	7,802
Purchase and sales of investment securities (excluding short-term securities):
Purchase of securities	$54,591	$139,249	$125,652	$167,668	$19,701	$330,028
Proceeds from sales of securities	36,351	82,338	79,309	156,354	18,265	244,722

See accompanying Notes to Financial Statements.

	Curian/ Aberdeen Latin America Fund (a)	Curian/AQR Risk Parity Fund (b)(e)	Curian/ Ashmore Emerging Market Small Cap Equity Fund (a)	Curian/Baring International Fixed Income Fund (a)	Curian/ BlackRock Global Long Short Credit Fund (a)	Curian/DFA U.S. Micro Cap Fund
Operations
Net investment income (loss)	$36	$(876)	$13	$111	$1,696	$(152)
Net realized gain (loss)	(75)	4,920	(351)	(320)	(3,115)	7,847
Net change in unrealized appreciation (depreciation)	(1,773)	(3,485)	1,114	(379)	6,463	48,874
Net increase (decrease) in net assets from operations	(1,812)	559	776	(588)	5,044	56,569
Distributions to shareholders
From net investment income	(57)	—	(3)	(105)	—	(805)
From net realized gain	—	—	—	—	—	(747)
Total distributions to shareholders	(57)	—	(3)	(105)	—	(1,552)
Share transactions(1)
Proceeds from sale of shares	12,448	325,995	17,821	20,375	467,322	40,356
Reinvestment of distributions	57	—	3	105	—	1,552
Cost of shares redeemed	(961)	(14,842)	(793)	(1,165)	(59,165)	(54,306)
Change in net assets from share transactions	11,544	311,153	17,031	19,315	408,157	(12,398)
Change in net assets	9,675	311,712	17,804	18,622	413,201	42,619
Net assets beginning of year	—	4	—	—	—	135,711
Net assets end of year	$9,675	$311,716	$17,804	$18,622	$413,201	$178,330
Undistributed (excess of distributions over) net investment income (loss)	$(3)	$131	$(5)	$(163)	$2,211	$(103)

(1) Share transactions
Shares sold	1,275	32,442		1,791	2,055	46,856		3,239
Reinvestment of distributions	7	—		—	11	—		112
Shares redeemed	(114)	(1,465)		(80)	(119)	(5,943)		(4,382)
Change in shares	1,168	30,977		1,711	1,947	40,913		(1,031)
Purchase and sales of investment securities (excluding short-term securities):
Purchase of securities	$11,934	$244,999	(c)	$23,358	$24,762	$613,695	(d)	$23,334
Proceeds from sales of securities	697	88,339	(c)	6,590	5,852	400,740	(d)	37,840

(a)         Period from April 29, 2013 (commencement of operations).

(b)         Period from September 16, 2013 (commencement of operations).

(c)          Amounts include $138,084 and $48,798 of purchases and sales, respectively, of U.S. Government Securities.

(d)         Amounts include $11,844 and $9,018 of purchases and sales, respectively, of U.S. Government Securities.

(e)          Consolidated Statement of Changes in Net Assets.

See accompanying Notes to Financial Statements.

	Curian/ DoubleLine Total Return Fund (b)	Curian/Eaton Vance Global Macro Absolute Return Advantage Fund (a)	Curian/Epoch Global Shareholder Yield Fund	Curian/FAMCO Flex Core Covered Call Fund	Curian Focused International Equity Fund (b)	Curian Focused U.S. Equity Fund (b)
Operations
Net investment income (loss)	$3,341	$2,992	$1,033	$986	$(11)	$9
Net realized gain (loss)	(575)	(29,043)	4,193	(3,144)	41	25
Net change in unrealized appreciation (depreciation)	(3,439)	(4,174)	2,152	8,487	327	512
Net increase (decrease) in net assets from operations	(673)	(30,225)	7,378	6,329	357	546
Distributions to shareholders
From net investment income	—	—	(961)	(932)	—	—
From net realized gain	—	—	(3,353)	(39)	—	—
Total distributions to shareholders	—	—	(4,314)	(971)	—	—
Share transactions(1)
Proceeds from sale of shares	642,001	672,671	34,822	69,900	8,766	7,057
Reinvestment of distributions	—	—	4,314	971	—	—
Cost of shares redeemed	(92,007)	(242,915)	(34,275)	(27,257)	(612)	(364)
Change in net assets from share transactions	549,994	429,756	4,861	43,614	8,154	6,693
Change in net assets	549,321	399,531	7,925	48,972	8,511	7,239
Net assets beginning of year	—	—	25,991	28,691	—	—
Net assets end of year	$549,321	$399,531	$33,916	$77,663	$8,511	$7,239
Undistributed (excess of distributions over) net investment income (loss)	$3,134	$135	$47	$59	$(1)	$13

(1) Share transactions
Shares sold	64,089		67,568		2,976	6,417	868	695
Reinvestment of distributions	—		—		383	86	—	—
Shares redeemed	(9,148)		(25,595)		(2,830)	(2,472)	(59)	(35)
Change in shares	54,941		41,973		529	4,031	809	660
Purchase and sales of investment securities (excluding short-term securities):
Purchase of securities	$604,956	(c)	$379,701	(d)	$34,992	$99,472	$8,041	$6,553
Proceeds from sales of securities	72,314	(c)	222,402	(d)	33,464	56,752	598	132

(a)         Period from April 29, 2013 (commencement of operations).

(b)         Period from September 16, 2013 (commencement of operations).

(c)          Amounts include $437,609 and $68,802 of purchases and sales, respectively, of U.S. Government Securities.

(d)         Amounts include $75,116 and $25,000 of purchases and sales, respectively, of U.S. Government Securities.

See accompanying Notes to Financial Statements.

	Curian/Franklin Templeton Frontier Markets Fund	Curian/Franklin Templeton Natural Resources Fund	Curian/Lazard International Strategic Equity Fund (a)	Curian Long Short Credit Fund (a)	Curian/ Neuberger Berman Currency Fund	Curian/ Nicholas Convertible Arbitrage Fund
Operations
Net investment income (loss)	$3,154	$378	$3	$5,662	$(2,289)	$(5,310)
Net realized gain (loss)	5,864	13,175	33	2,270	(1,411)	19,053
Net change in unrealized appreciation (depreciation)	16,220	(1,479)	3,924	910	4	(6,241)
Net increase (decrease) in net assets from operations	25,238	12,074	3,960	8,842	(3,696)	7,502
Distributions to shareholders
From net investment income	—	—	—	—	(1,759)	(14)
From net realized gain	—	(430)	—	—	—	(1,163)
Total distributions to shareholders	—	(430)	—	—	(1,759)	(1,177)
Share transactions(1)
Proceeds from sale of shares	40,779	64,352	38,000	426,163	83,060	96,784
Reinvestment of distributions	—	430	—	—	1,759	1,177
Cost of shares redeemed	(29,672)	(103,972)	(2,905)	(40,653)	(140,459)	(70,358)
Change in net assets from share transactions	11,107	(39,190)	35,095	385,510	(55,640)	27,603
Change in net assets	36,345	(27,546)	39,055	394,352	(61,095)	33,928
Net assets beginning of year	130,243	166,367	—	—	225,986	204,528
Net assets end of year	$166,588	$138,821	$39,055	$394,352	$164,891	$238,456
Undistributed (excess of distributions over) net investment income (loss)	$3,123	$(85)	$30	$6,138	$439	$2,119

(1) Share transactions
Shares sold	3,597	7,178	3,637	42,882	8,344		9,179
Reinvestment of distributions	—	46	—	—	179		112
Shares redeemed	(2,603)	(11,575)	(269)	(4,103)	(14,064)		(6,634)
Change in shares	994	(4,351)	3,368	38,779	(5,541)		2,657
Purchase and sales of investment securities (excluding short-term securities):
Purchase of securities	$35,254	$64,093	$40,798	$579,466	$187,643	(b)	$332,997
Proceeds from sales of securities	21,026	102,201	7,967	235,056	155,644	(b)	334,929
Securities sold short covers	—	—	—	—	—		176,133
Securities sold short proceeds	—	—	—	—	—		171,592

(a)         Period from April 29, 2013 (commencement of operations).

(b)         Amounts include $187,643 and $155,644 of purchases and sales, respectively, of U.S. Government Securities.

See accompanying Notes to Financial Statements.

	Curian/ PIMCO Credit Income Fund	Curian/ PineBridge Merger Arbitrage Fund	Curian/ Schroder Emerging Europe Fund (a)	Curian/T. Rowe Price Capital Appreciation Fund (b)	Curian/The Boston Company Equity Income Fund	Curian/The Boston Company Multi- Alpha Market Neutral Equity Fund
Operations
Net investment income (loss)	$880	$(1,464)	$204	$69	$389	$(6,437)
Net realized gain (loss)	(1,285)	530	(374)	69	4,723	(625)
Net change in unrealized appreciation (depreciation)	(881)	1,302	868	1,510	3,399	(5,632)
Net increase (decrease) in net assets from operations	(1,286)	368	698	1,648	8,511	(12,694)
Distributions to shareholders
From net investment income	(936)	—	(217)	(105)	(350)	—
From net realized gain	(16)	(804)	—	(15)	(2,851)	—
Total distributions to shareholders	(952)	(804)	(217)	(120)	(3,201)	—
Share transactions(1)
Proceeds from sale of shares	71,129	124,901	23,120	38,726	33,967	128,562
Reinvestment of distributions	952	804	217	120	3,201	—
Cost of shares redeemed	(50,889)	(85,787)	(2,138)	(1,289)	(21,296)	(418,741)
Change in net assets from share transactions	21,192	39,918	21,199	37,557	15,872	(290,179)
Change in net assets	18,954	39,482	21,680	39,085	21,182	(302,873)
Net assets beginning of year	33,519	220,917	—	—	16,670	421,961
Net assets end of year	$52,473	$260,399	$21,680	$39,085	$37,852	$119,088
Undistributed (excess of distributions over) net investment income (loss)	$(44)	$(9)	$3	$(20)	$40	$(28)

(1) Share transactions
Shares sold	6,793		12,356	2,303	3,832		2,656	12,885
Reinvestment of distributions	94		80	21	11		241	—
Shares redeemed	(4,909)		(8,481)	(219)	(125)		(1,626)	(42,558)
Change in shares	1,978		3,955	2,105	3,718		1,271	(29,673)
Purchase and sales of investment securities (excluding short-term securities):
Purchase of securities	$94,249	(c)	$642,697	$31,025	$36,585	(d)	$39,957	$329,575
Proceeds from sales of securities	66,497	(c)	512,795	10,394	2,834		27,174	664,040
Securities sold short covers	—		—	—	—		—	847,539
Securities sold short proceeds	—		—	—	—		—	501,059

(a)         Period from April 29, 2013 (commencement of operations).

(b)         Period from September 16, 2013 (commencement of operations).

(c)          Amounts include $54,271 and $47,423 of purchases and sales, respectively, of U.S. Government Securities.

(d)         Amount includes $2,905 of purchases of U.S. Government Securities.

See accompanying Notes to Financial Statements.

	Curian/UBS Global Long Short Fixed Income Opportunities Fund (a)	Curian/Urdang International REIT Fund (a)	Curian/Van Eck International Gold Fund (c)
Operations
Net investment income (loss)	$1,037	$124	$(352)
Net realized gain (loss)	(1,931)	(310)	(20,748)
Net change in unrealized appreciation (depreciation)	455	(394)	(45,168)
Net increase (decrease) in net assets from operations	(439)	(580)	(66,268)
Distributions to shareholders
From net investment income	—	(224)	(223)
From net realized gain	—	—	—
Total distributions to shareholders	—	(224)	(223)
Share transactions(1)
Proceeds from sale of shares	147,598	14,825	170,664
Reinvestment of distributions	—	224	223
Cost of shares redeemed	(16,469)	(635)	(86,246)
Change in net assets from share transactions	131,129	14,414	84,641
Change in net assets	130,690	13,610	18,150
Net assets beginning of year	—	—	98,607
Net assets end of year	$130,690	$13,610	$116,757
Undistributed (excess of distributions over) net investment income (loss)	$(36)	$(80)	$(88)

(1) Share transactions
Shares sold	14,776		1,527	28,657
Reinvestment of distributions	—		25	49
Shares redeemed	(1,655)		(69)	(14,742)
Change in shares	13,121		1,483	13,964
Purchase and sales of investment securities (excluding short-term securities):
Purchase of securities	$138,265	(b)	$16,977	$117,100
Proceeds from sales of securities	16,363	(b)	3,051	34,715

(a)         Period from April 29, 2013 (commencement of operations).

(b)         Amounts include $15,444 and $4,822 of purchases and sales, respectively, of U.S. Government Securities.

(c)          Consolidated Statement of Changes in Net Assets.

See accompanying Notes to Financial Statements.

Curian Variable Series Trust Sub-Advised Funds

Statements of Changes in Net Assets (in thousands)

For the Period Ended December 31, 2012

	Curian Tactical Advantage 35 Fund (a)	Curian Tactical Advantage 60 Fund (a)	Curian Tactical Advantage 75 Fund (a)	Curian Dynamic Risk Advantage - Diversified Fund (a)	Curian Dynamic Risk Advantage - Growth Fund (a)	Curian Dynamic Risk Advantage - Income Fund (a)
Operations
Net investment income (loss)	$111	$189	$187	$(520)	$(279)	$772
Net realized gain (loss)	84	95	150	1,170	(779)	243
Net change in unrealized appreciation (depreciation)	257	581	579	291	(6)	715
Net increase (decrease) in net assets from operations	452	865	916	941	(1,064)	1,730
Distributions to shareholders
From net investment income	(136)	(209)	(194)	—	—	(781)
From net realized gain	(27)	(45)	(76)	(1,429)	—	(213)
Total distributions to shareholders	(163)	(254)	(270)	(1,429)	—	(994)
Share transactions(1)
Proceeds from sale of shares	19,537	26,161	25,859	163,203	63,319	80,221
Reinvestment of distributions	163	254	270	1,429	—	994
Cost of shares redeemed	(2,126)	(2,347)	(4,458)	(20,969)	(4,149)	(6,902)
Change in net assets from share transactions	17,574	24,068	21,671	143,663	59,170	74,313
Change in net assets	17,863	24,679	22,317	143,175	58,106	75,049
Net assets beginning of period	4	4	4	4	4	4
Net assets end of period	$17,867	$24,683	$22,321	$143,179	$58,110	$75,053
Undistributed (excess of distributions over) net investment income (loss)	$—	$—	$—	$(209)	$(24)	$—

(1) Share transactions
Shares sold	1,920	2,574	2,536	16,259	6,520	7,919
Reinvestment of distributions	16	25	26	142	—	97
Shares redeemed	(208)	(229)	(434)	(2,090)	(429)	(676)
Change in shares	1,728	2,370	2,128	14,311	6,091	7,340
Purchase and sales of investment securities (excluding short-term securities):
Purchase of securities	$21,363	$28,993	$29,287	$71,224	$12,592	$110,938
Proceeds from sales of securities	3,857	5,084	8,567	62,679	9,045	38,379

(a)  Period from February 6, 2012 (commencement of operations).

See accompanying Notes to Financial Statements.

	Curian/DFA U.S. Micro Cap Fund (b)	Curian/Epoch Global Shareholder Yield Fund (a)	Curian/ FAMCO Flex Core Covered Call Fund (a)	Curian/ Franklin Templeton Frontier Markets Fund (b)	Curian/ Franklin Templeton Natural Resources Fund (a)	Curian/ Neuberger Berman Currency Fund (b)
Operations
Net investment income (loss)	$765	$312	$237	$(200)	$2	$(665)
Net realized gain (loss)	747	11	(53)	(83)	(618)	2,905
Net change in unrealized appreciation (depreciation)	215	611	62	6,111	12,050	(467)
Net increase (decrease) in net assets from operations	1,727	934	246	5,828	11,434	1,773
Distributions to shareholders
From net investment income	—	(313)	(227)	—	(795)	—
From net realized gain	—	—	—	—	(313)	—
Total distributions to shareholders	—	(313)	(227)	—	(1,108)	—
Share transactions(1)
Proceeds from sale of shares	146,658	26,726	29,922	139,537	228,568	249,481
Reinvestment of distributions	—	313	227	—	1,108	—
Cost of shares redeemed	(12,674)	(1,673)	(1,481)	(15,122)	(73,639)	(25,268)
Change in net assets from share transactions	133,984	25,366	28,668	124,415	156,037	224,213
Change in net assets	135,711	25,987	28,687	130,243	166,363	225,986
Net assets beginning of period	—	4	4	—	4	—
Net assets end of period	$135,711	$25,991	$28,691	$130,243	$166,367	$225,986
Undistributed (excess of distributions over) net investment income (loss)	$765	$(1)	$5	$—	$(736)	$2,240

(1) Share transactions
Shares sold	14,700	2,588	2,934	13,993	27,170	24,876
Reinvestment of distributions	—	29	22	—	125	—
Shares redeemed	(1,275)	(160)	(144)	(1,512)	(8,381)	(2,509)
Change in shares	13,425	2,457	2,812	12,481	18,914	22,367
Purchase and sales of investment securities (excluding short-term securities):
Purchase of securities	$138,367	$26,108	$44,632	$121,235	$198,075	$61,934 (c)
Proceeds from sales of securities	3,289	1,690	16,462	—	50,359	8,250 (c)

(a)  Period from February 6, 2012 (commencement of operations).

(b)  Period from September 10, 2012 (commencement of operations).

(c)  Amounts include $61,934 and $8,250 of purchases and sales, respectively, of U.S. Government Securities.

See accompanying Notes to Financial Statements.

	Curian/ Nicholas Convertible Arbitrage Fund (a)	Curian/PIMCO Credit Income Fund (a)	Curian/ PineBridge Merger Arbitrage Fund (a)	Curian/The Boston Company Equity Income Fund (a)	Curian/The Boston Company Multi- Alpha Market Neutral Equity Fund (a)	Curian/ Van Eck International Gold Fund (b)
Operations
Net investment income (loss)	$(4,164)	$213	$(1,115)	$180	$(4,929)	$(186)
Net realized gain (loss)	3,798	156	1,784	141	(10,732)	(39)
Net change in unrealized appreciation (depreciation)	6,029	529	477	721	12,816	(11,536)
Net increase (decrease) in net assets from operations	5,663	898	1,146	1,042	(2,845)	(11,761)
Distributions to shareholders
From net investment income	—	(323)	—	(172)	—	—
From net realized gain	—	(58)	—	(50)	—	—
Total distributions to shareholders	—	(381)	—	(222)	—	—
Share transactions(1)
Proceeds from sale of shares	231,741	38,935	270,823	16,417	489,662	123,037
Reinvestment of distributions	—	381	—	222	—	—
Cost of shares redeemed	(32,880)	(6,318)	(51,056)	(793)	(64,860)	(12,669)
Change in net assets from share transactions	198,861	32,998	219,767	15,846	424,802	110,368
Change in net assets	204,524	33,515	220,913	16,666	421,957	98,607
Net assets beginning of period	4	4	4	4	4	—
Net assets end of period	$204,528	$33,519	$220,917	$16,670	$421,961	$98,607
Undistributed (excess of distributions over) net investment income (loss)	$(4,081)	$(72)	$—	$4	$—	$(184)

(1) Share transactions
Shares sold	23,221	3,745	27,010	1,614	47,822	12,231
Reinvestment of distributions	—	36	—	21	—	—
Shares redeemed	(3,279)	(601)	(5,096)	(77)	(6,337)	(1,300)
Change in shares	19,942	3,180	21,914	1,558	41,485	10,931
Purchase and sales of investment securities (excluding short-term securities):
Purchase of securities	$293,505	$34,359 (c)	$338,275	$19,154	$575,666	$106,486
Proceeds from sales of securities	100,942	8,039 (c)	217,618	3,775	235,670	443
Securities sold short covers	39,535	—	18,396	—	410,883	—
Securities sold short proceeds	116,410	—	35,965	—	758,908	—

(a)  Period from February 6, 2012 (commencement of operations).

(b)  Period from September 10, 2012 (commencement of operations).

(c)  Amounts include $15,931 and $5,708 of purchases and sales, respectively, of U.S. Government Securities.

See accompanying Notes to Financial Statements.

Curian Variable Series Trust Sub-Advised Funds

Financial Highlights

For a Share Outstanding

		Increase (Decrease) from Investment Operations			Distributions from					Supplemental Data			Ratios(a)
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(b)	Net Realized & Unrealized Gain (Loss)	Total from Investment Operations	Net Investment Income		Net Realized Gain on Investment Transactions		Net Asset Value, End of Period	Total Return(c)	Net Assets, End of Period (in thousands)	Portfolio Turnover(d)	Net Expenses to Average Net Assets		Total Expenses to Average Net Assets		Net Investment Income (Loss) to Average Net Assets
Curian Tactical Advantage 35 Fund(e)

12/31/2013	$10.34	$0.14	$0.54	$0.68	$—		$(0.01)		$11.01	6.60%	$37,509	124%	0.92%		1.22%		1.27%
12/31/2012 *	10.00	0.17	0.27	0.44	(0.08)		(0.02)		10.34	4.40	17,867	59	0.96		1.26		1.87
Curian Tactical Advantage 60 Fund(e)

12/31/2013	10.42	0.15	1.28	1.43	—		(0.01)		11.84	13.71	88,092	149	0.92		1.22		1.36
12/31/2012 *	10.00	0.20	0.33	0.53	(0.09)		(0.02)		10.42	5.32	24,683	54	0.96		1.26		2.22
Curian Tactical Advantage 75 Fund(e)

12/31/2013	10.49	0.16	1.78	1.94	—		(0.02)		12.41	18.48	74,997	172	0.92		1.22		1.35
12/31/2012 *	10.00	0.22	0.41	0.63	(0.10)		(0.04)		10.49	6.28	22,321	99	0.96		1.26		2.39
Curian Dynamic Risk Advantage - Diversified Fund(e)

12/31/2013	10.00	(0.10)	0.31	0.21	—		(0.01)		10.20	2.10	355,550	1,000	1.37		1.42		(1.02)
12/31/2012 *	10.00	(0.09)	0.19	0.10	—		(0.10)		10.00	1.02	143,179	1,487	1.46		1.46		(1.00)
Curian Dynamic Risk Advantage - Growth Fund(e)

12/31/2013	9.54	(0.13)	0.30	0.17	—		(0.33)		9.38	1.77	57,500	634	1.37		1.42		(1.31)
12/31/2012 *	10.00	(0.12)	(0.34)	(0.46)	—		—		9.54	(4.60)	58,110	1,005	1.46		1.46		(1.33)
Curian Dynamic Risk Advantage - Income Fund(e)

12/31/2013	10.23	0.23	(0.08)	0.15	—		(0.01)		10.37	1.43	156,965	186	1.07		1.42		2.21
12/31/2012 *	10.00	0.30	0.07	0.37	(0.11)		(0.03)		10.23	3.70	75,053	153	1.11		1.46		3.32
Curian/Aberdeen Latin America Fund

12/31/2013 ‡	10.00	0.03	(1.70)	(1.67)	(0.05)		(0.00	)(g)	8.28	(16.70)	9,675	7	1.83		1.83		0.56
Curian/AQR Risk Parity Fund (i)

12/31/2013 ^	10.00	(0.03)	0.09	0.06	—		—		10.06	0.60	311,716	69	1.14		1.34		(1.00)
Curian/Ashmore Emerging Market Small Cap Equity Fund

12/31/2013 ‡	10.00	0.01	0.39	0.40	(0.00	)(g)	—		10.40	4.02	17,804	49	1.59		1.59		0.14
Curian/Baring International Fixed Income Fund

12/31/2013 ‡	10.00	0.06	(0.44)	(0.38)	(0.05)		—		9.57	(3.76)	18,622	36	1.09		1.09		0.99
Curian/BlackRock Global Long Short Credit Fund

12/31/2013 ‡	10.00	0.05	0.05	0.10	—		—		10.10	1.00	413,201	164	1.84	(f)	1.84	(f)	0.78
Curian/DFA U.S. Micro Cap Fund

12/31/2013	10.11	(0.01)	4.42	4.41	(0.07)		(0.06)		14.39	43.64	178,330	15	1.27		1.27		(0.10)
12/31/2012 †	10.00	0.06	0.05	0.11	—		—		10.11	1.10	135,711	3	1.31		1.31		2.12
Curian/DoubleLine Total Return Fund

12/31/2013 ^	10.00	0.07	(0.07)	0.00	—		—		10.00	0.00	549,321	17	0.85		0.97		2.27
Curian/Eaton Vance Global Macro Absolute Return Advantage Fund

12/31/2013 ‡	10.00	0.06	(0.54)	(0.48)	—		—		9.52	(4.80)	399,531	106	1.62	(f)	1.62	(f)	0.96
Curian/Epoch Global Shareholder Yield Fund

12/31/2013	10.58	0.39	2.06	2.45	(0.37)		(1.30)		11.36	23.33	33,916	110	1.17		1.17		3.26
12/31/2012 *	10.00	0.27	0.45	0.72	(0.14)		—		10.58	7.15	25,991	15	1.21		1.21		2.90

See accompanying Notes to Financial Statements.

		Increase (Decrease) from Investment Operations			Distributions from					Supplemental Data			Ratios(a)
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(b)	Net Realized & Unrealized Gain (Loss)	Total from Investment Operations	Net Investment Income		Net Realized Gain on Investment Transactions		Net Asset Value, End of Period	Total Return(c)	Net Assets, End of Period (in thousands)	Portfolio Turnover(d)	Net Expenses to Average Net Assets		Total Expenses to Average Net Assets		Net Investment Income (Loss) to Average Net Assets
Curian/FAMCO Flex Core Covered Call Fund

12/31/2013	$10.20	$0.20	$1.10	$1.30	$(0.14)		$(0.01)		$11.35	12.71%	$77,663	106%	1.07%		1.07%		1.83%
12/31/2012 *	10.00	0.20	0.08	0.28	(0.08)		—		10.20	2.84	28,691	162	1.11		1.11		2.13
Curian Focused International Equity Fund

12/31/2013 ^	10.00	(0.01)	0.53	0.52	—		—		10.52	5.20	8,511	10	1.25		1.27		(0.49)
Curian Focused U.S. Equity Fund

12/31/2013 ^	10.00	0.02	0.95	0.97	—		—		10.97	9.70	7,239	3	1.06		1.17		0.52
Curian/Franklin Templeton Frontier Markets Fund

12/31/2013	10.44	0.24	1.68	1.92	—		—		12.36	18.39 (h)	166,588	15	1.87		1.87		2.15
12/31/2012 †	10.00	(0.02)	0.46	0.44	—		—		10.44	4.40	130,243	0	1.91		1.91		(0.57)
Curian/Franklin Templeton Natural Resources Fund

12/31/2013	8.80	0.02	0.74	0.76	—		(0.03)		9.53	8.65	138,821	46	1.27		1.27		0.26
12/31/2012 *	10.00	0.00	(1.14)	(1.14)	(0.04)		(0.02)		8.80	(11.41)	166,367	52	1.31		1.31		0.00
Curian/Lazard International Strategic Equity Fund

12/31/2013 ‡	10.00	0.00	1.60	1.60	—		—		11.60	16.00	39,055	39	1.27		1.27		0.02
Curian Long Short Credit Fund

12/31/2013 ‡	10.00	0.19	(0.02)	0.17	—		—		10.17	1.70	394,352	92	1.42		1.42		2.83
Curian/Neuberger Berman Currency Fund

12/31/2013	10.10	(0.11)	(0.08)	(0.19)	(0.11)		(0.00	)(g)	9.80	(1.91)	164,891	69	1.17		1.17		(1.07)
12/31/2012 †	10.00	(0.03)	0.13	0.10	—		—		10.10	1.00	225,986	25	1.21		1.21		(1.09)
Curian/Nicholas Convertible Arbitrage Fund

12/31/2013	10.26	(0.25)	0.59	0.34	(0.00	)(g)	(0.05)		10.55	3.35	238,456	150	1.88	(f)	1.88	(f)	(2.39)
12/31/2012 *	10.00	(0.36)	0.62	0.26	—		—		10.26	2.60	204,528	139	2.50	(f)	2.50	(f)	(3.99)
Curian/PIMCO Credit Income Fund

12/31/2013	10.54	0.17	(0.35)	(0.18)	(0.19)		(0.00	)(g)	10.17	(1.70)	52,473	103	0.97		0.97		1.67
12/31/2012 *	10.00	0.16	0.51	0.67	(0.11)		(0.02)		10.54	6.68	33,519	79	1.01		1.01		1.71
Curian/PineBridge Merger Arbitrage Fund

12/31/2013	10.08	(0.06)	0.08	0.02	—		(0.03)		10.07	0.21	260,399	283	1.53	(f)	1.53	(f)	(0.59)
12/31/2012 *	10.00	(0.10)	0.18	0.08	—		—		10.08	0.80	220,917	341	1.51	(f)	1.51	(f)	(1.12)
Curian/Schroder Emerging Europe Fund

12/31/2013 ‡	10.00	0.10	0.30	0.40	(0.10)		—		10.30	4.04	21,680	53	1.58		1.58		1.47
Curian/T. Rowe Price Capital Appreciation Fund

12/31/2013 ^	10.00	0.02	0.52	0.54	(0.03)		(0.00	)(g)	10.51	5.45	39,085	11	1.03		1.16		0.79
Curian/The Boston Company Equity Income Fund

12/31/2013	10.70	0.18	3.76	3.94	(0.14)		(1.12)		13.38	36.82	37,852	102	1.02		1.02		1.43
12/31/2012 *	10.00	0.21	0.64	0.85	(0.12)		(0.03)		10.70	8.49	16,670	45	1.06		1.06		2.28

See accompanying Notes to Financial Statements.

		Increase (Decrease) from Investment Operations			Distributions from				Supplemental Data			Ratios(a)
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(b)	Net Realized & Unrealized Gain (Loss)	Total from Investment Operations	Net Investment Income		Net Realized Gain on Investment Transactions	Net Asset Value, End of Period	Total Return(c)	Net Assets, End of Period (in thousands)	Portfolio Turnover(d)	Net Expenses to Average Net Assets		Total Expenses to Average Net Assets		Net Investment Income (Loss) to Average Net Assets
Curian/The Boston Company Multi-Alpha Market Neutral Equity Fund

12/31/2013	$10.17	$(0.24)	$0.15	$(0.09)	$—		$—	$10.08	(0.88)%	$119,088	258%	3.59	%(f)	3.59	%(f)	(2.43)%
12/31/2012 *	10.00	(0.23)	0.40	0.17	—		—	10.17	1.70	421,961	261	4.19	(f)	4.19	(f)	(2.52)
Curian/UBS Global Long Short Fixed Income Opportunities Fund

12/31/2013 ‡	10.00	0.12	(0.16)	(0.04)	—		—	9.96	(0.40)	130,690	15	1.45		1.45		1.71
Curian/Urdang International REIT Fund

12/31/2013 ‡	10.00	0.10	(0.77)	(0.67)	(0.15	)(l)	—	9.18	(6.63)	13,610	28	1.27		1.27		1.60
Curian/Van Eck International Gold Fund (j)

12/31/2013	9.02	(0.02)	(4.30)	(4.32)	(0.01)		—	4.69	(47.90)	116,757	33	1.29		1.29		(0.31)
12/31/2012 †	10.00	(0.02)	(0.96)	(0.98)	—		—	9.02	(9.80)	98,607	1	1.31		1.31		(0.72)

*	Commenced operations on February 6, 2012.
†	Commenced operations on September 10, 2012.
‡	Commenced operations on April 29, 2013.
^	Commenced operation on September 16, 2013.
(a)	Annualized for periods less than one year.
(b)	Per share data calculated using average shares method.
(c)

Total return assumes reinvestment of all distributions for the period. Total return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

(d)	Portfolio turnover is not annualized for periods of less than one year.
(e)	Ratios of net investment income and expenses to average net assets do not include the impact of the underlying funds’ expenses.
(f)	The ratio of net expenses and total expenses to average net assets without dividend on securities sold short and short holdings borrowing fees was as follows:

	For the Period Ended
	December 31, 2013	December 31, 2012
Curian/BlackRock Global Long Short Credit Fund	1.42%	N/A
Curian/Eaton Vance Global Macro Absolute Return Advantage Fund	1.43	N/A
Curian/Nicholas Convertible Arbitrage Fund	1.32	1.36%
Curian/PineBridge Merger Arbitrage Fund	1.32	1.36
Curian/The Boston Company Multi-Alpha Market Neutral Equity Fund	1.38	1.42

(g)	Amount represents less than $0.005.
(h)	Total return for the Curian/Franklin Templeton Frontier Markets Fund includes a reimbursement from the sub-adviser due to certain investment losses. The return without the reimbursement was 18.30%.
(i)	Consolidated Financial Statements since commencement of operations.
(j)	Consolidated Financial Statements starting year ended December 31, 2013.
(k)	Portfolio turnover including dollar roll transactions for Curian/PIMCO Credit Income Fund was 108% in 2013.
(l)	Distribution amount for Curian/Urdang International REIT Fund includes a return of capital distribution which was $0.02 per share.

See accompanying Notes to Financial Statements.

Curian Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2013

NOTE 1.  ORGANIZATION

The Curian Variable Series Trust (the “Trust”) is an open-end investment management company organized under the laws of the Commonwealth of Massachusetts, by a Declaration of Trust, dated September 7, 2011.  The Trust is registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”), and its shares are registered under the Securities Act of 1933, as amended (“1933 Act”).  The Trust operates as a series company, and at December 31, 2013 consisted of 55 separate funds.  The information presented in these financial statements pertains to the 33 separate funds (each a “Fund,” and collectively, “Funds”) listed in the table below.  Each Fund represents shares of beneficial interest in a separate portfolio of securities and other assets, each with its own investment objective.

Curian Capital, LLC (“Curian,” the “Adviser” or “Administrator”), a wholly-owned subsidiary of Jackson National Life Insurance Company® (“Jackson”), serves as investment adviser and administrator to the Funds.  Jackson is an indirect wholly owned subsidiary of Prudential plc, a publicly traded company incorporated in the United Kingdom.  Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is the United States of America.  The Funds offer only one class of shares.  Shares of each Fund are sold to life insurance company separate accounts and other affiliated registered investment companies to fund the benefits of variable annuity contracts.  Shares may also be sold directly to qualified and non-qualified retirement plans.  The Funds and each Fund’s Adviser/Sub-Adviser are:

Fund:	Adviser:	Sub-Adviser:
Curian Tactical Advantage 35 Fund Curian Tactical Advantage 60 Fund Curian Tactical Advantage 75 Fund The funds are collectively known as “Curian Tactical Advantage Funds.”	Curian Capital, LLC	Mellon Capital Management Corporation

Curian Dynamic Risk Advantage - Diversified Fund
Curian Dynamic Risk Advantage - Growth Fund
Curian Dynamic Risk Advantage - Income Fund
The funds are collectively known as “Curian Dynamic Risk Advantage Funds.”

	Curian Capital, LLC	Mellon Capital Management Corporation
Curian/Aberdeen Latin America Fund	Curian Capital, LLC	Aberdeen Asset Managers Limited
Curian/AQR Risk Parity Fund	Curian Capital, LLC	AQR Capital Management, LLC
Curian/Ashmore Emerging Market Small Cap Equity Fund	Curian Capital, LLC	Ashmore Equity Investment Management (US) LLC
Curian/Baring International Fixed Income Fund	Curian Capital, LLC	Baring International Investment Limited
Curian/BlackRock Global Long Short Credit Fund	Curian Capital, LLC	BlackRock Financial Management, Inc. BlackRock International Limited
Curian/DFA U.S. Micro Cap Fund	Curian Capital, LLC	Dimensional Fund Advisors LP
Curian/DoubleLine Total Return Fund	Curian Capital, LLC	DoubleLine Capital LP
Curian/Eaton Vance Global Macro Absolute Return Advantage Fund	Curian Capital, LLC	Eaton Vance Management
Curian/Epoch Global Shareholder Yield Fund	Curian Capital, LLC	Epoch Investment Partners, Inc.
Curian/FAMCO Flex Core Covered Call Fund	Curian Capital, LLC	Fiduciary Asset Management LLC
Curian Focused International Equity Fund	Curian Capital, LLC	WCM Investment Management
Curian Focused U.S. Equity Fund	Curian Capital, LLC	The London Company of Virginia, LLC
Curian/Franklin Templeton Frontier Markets Fund	Curian Capital, LLC	Templeton Asset Management Ltd.
Curian/Franklin Templeton Natural Resources Fund	Curian Capital, LLC	Franklin Advisers, Inc.
Curian/Lazard International Strategic Equity Fund	Curian Capital, LLC	Lazard Asset Management LLC
Curian Long Short Credit Fund	Curian Capital, LLC	PPM America, Inc.
Curian/Neuberger Berman Currency Fund	Curian Capital, LLC	Neuberger Berman Fixed Income LLC
Curian/Nicholas Convertible Arbitrage Fund	Curian Capital, LLC	Nicholas Investment Partners, L.P.
Curian/PIMCO Credit Income Fund	Curian Capital, LLC	Pacific Investment Management Company LLC
Curian/PineBridge Merger Arbitrage Fund	Curian Capital, LLC	PineBridge Investments LLC
Curian/Schroder Emerging Europe Fund	Curian Capital, LLC	Schroder Investment Management North America Inc. Schroder Investment Management North America Limited (Sub-Sub-Adviser)
Curian/T. Rowe Price Capital Appreciation Fund	Curian Capital, LLC	T. Rowe Price Associates, Inc.
Curian/The Boston Company Equity Income Fund Curian/The Boston Company Multi-Alpha Market Neutral Equity Fund	Curian Capital, LLC	The Boston Company Asset Management LLC
Curian/UBS Global Long Short Fixed Income Opportunities Fund	Curian Capital, LLC	UBS Global Asset Management (Americas) Inc.
Curian/Urdang International REIT Fund	Curian Capital, LLC	CenterSquare Investment Management, Inc. (formerly Urdang Securities Management, Inc.)
Curian/Van Eck International Gold Fund	Curian Capital, LLC	Van Eck Associates Corporation

Curian Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2013

The Funds are diversified Funds for purposes of the 1940 Act, with the exception of the following non-diversified Funds:  Curian Tactical Advantage Funds, Curian Dynamic Risk Advantage - Income Fund, Curian/Aberdeen Latin America Fund, Curian/AQR Risk Parity Fund, Curian/Baring International Fixed Income Fund, Curian/Eaton Vance Global Macro Absolute Return Advantage Fund, Curian Focused International Equity Fund, Curian Focused U.S. Equity Fund, Curian/Franklin Templeton Frontier Markets Fund, Curian/Neuberger Berman Currency Fund, Curian/PineBridge Merger Arbitrage Fund and Curian/Van Eck International Gold Fund.

Curian/Aberdeen Latin America Fund, Curian/Ashmore Emerging Market Small Cap Equity Fund, Curian/Baring International Fixed Income Fund, Curian/BlackRock Global Long Short Credit Fund, Curian/Eaton Vance Global Macro Absolute Return Advantage Fund, Curian/Lazard International Strategic Equity Fund, Curian Long Short Credit Fund, Curian/Schroder Emerging Europe Fund, Curian/UBS Global Long Short Fixed Income Opportunities Fund and Curian/Urdang International REIT Fund commenced operations on April 29, 2013.  Curian/AQR Risk Parity Fund, Curian/DoubleLine Total Return Fund, Curian Focused International Equity Fund, Curian Focused U.S. Equity Fund and Curian/T. Rowe Price Capital Appreciation Fund commenced operations on September 16, 2013.

Effective April 29, 2013, the name of Curian Dynamic Risk Advantage — Aggressive Fund was changed to Curian Dynamic Risk Advantage — Growth Fund.  Effective September 16, 2013, the name of Curian/UBS Global Long Short Income Opportunities Fund was changed to Curian/UBS Global Long Short Fixed Income Opportunities Fund.

NOTE 2.  SIGNIFICANT ACCOUNTING POLICIES

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”.  The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”):

Security Valuation - Curian has entered into a sub-administration and fund accounting services agreement on behalf of the Funds with Jackson Fund Services (“JFS” or “Sub-Administrator”), a division of Jackson National Asset Management, LLC (“JNAM”).  JNAM is a subsidiary of Jackson and an affiliate of Curian.  Under the Trust’s valuation policy and procedures, the Trust’s Board of Trustees (“Board”) has delegated the daily operational oversight of the securities valuation function to the Pricing Committee of JFS (“Pricing Committee”), which consists of certain officers of the Trust and JNAM management.  The Pricing Committee is responsible for determining fair valuations for any security for which market quotations are not readily available.  For those securities fair valued under procedures adopted by the Board, the Pricing Committee reviews and affirms the reasonableness of the fair valuation determinations after considering all relevant information that is reasonably available.  The Pricing Committee’s fair valuation determinations are subject to review, at the latest, by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.  For fair valuation determinations that are deemed significant, the Funds’ Board is promptly notified, in detail, of the fair valuation.

The net asset value (“NAV”) of each Fund shall be determined as of the close of trading (generally, 4:00 PM Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for trading.  Stocks traded on an exchange are generally valued at the official closing price of the exchange where the security is principally traded.  If there is no official closing price for the security, the security may be valued at the last quoted sale price on the exchange where the security is principally traded or final bid price in the absence of a sale.  Stocks not listed on a national or foreign stock exchange may be valued at the closing bid price on the over the counter (“OTC”) market.  Investments in mutual funds are valued at the NAV per share determined as of the close of the NYSE on each valuation date.  Short-term securities maturing within sixty (60) days are valued at amortized cost, unless it is determined that such practice does not approximate market value.  Debt securities are generally valued by independent pricing services approved by the Board.  If pricing services are unable to provide valuations, debt securities are valued at the most recent bid quotation for a long position and ask quotation for a short position or an evaluated price, as applicable, obtained from each Fund’s Sub-Adviser, a broker/dealer or a widely used quotation system.  Futures contracts traded on an exchange are valued at the exchange’s settlement price which reflects fair value.  If the settlement price is not available, exchange traded futures are valued at the last sales price as of the close of business on the local exchange.  Options traded on an exchange are valued at the last traded price as of the close of business on the local exchange. If the last trade is determined to not be representative of fair value, exchange traded options are valued at the last bid.  Forward foreign currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE.  Centrally cleared swap agreements, listed on a multilateral or trade facility platform, such as a registered exchange, are valued by the respective exchange.  The exchange determines a daily settlement price via pricing models which use, as appropriate, its members’ actionable levels across complete term structures along with external third party prices for centrally cleared credit default swaps and underlying rates including overnight index swap rates and forward interest rates for centrally cleared interest rate swaps.  OTC derivatives, including options and swap agreements, are generally valued by approved pricing services.  If the pricing services are unable to provide valuations, OTC derivatives are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker/dealer or by pricing models using observable inputs.  Pricing services utilized to value debt and derivative instruments may use various pricing techniques which take into account appropriate factors such as: yield; credit quality; coupon rate; maturity; type of issue; trading characteristics; call features; credit ratings; broker quotes; and other relevant data.

Market quotations may not be readily available for certain investments or it may be determined that a quotation of an investment does not represent market value.  In such instances, the investment is valued as determined in good faith using procedures approved by the Board.  Situations that may require an investment to be fair valued may include instances where a security is thinly traded, halted or restricted as to resale.  In addition, investments may be fair valued based on the occurrence of a significant event.  Significant events may be specific to a particular issuer, such as mergers, restructurings or defaults.  Alternatively, significant events may affect an entire market, such as natural disasters, government actions, and significant changes in the value of U.S. securities markets.  Securities are fair valued based on observable and unobservable inputs, including the Sub-

Curian Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2013

Administrator’s or Pricing Committee’s own assumptions in determining the fair value of an investment.  Under the procedures approved by the Board, the Sub-Administrator may utilize pricing services or other sources, including the Funds’ Adviser and Sub-Advisers, to assist in determining the fair value of an investment.  Factors considered to determine fair value may include the correlation with price movement of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading or other market data.  The Sub-Administrator has retained an independent statistical fair value pricing service to assist in the fair valuation process for securities traded in foreign markets in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which the NAVs are determined.

If an investment is valued at a fair value for purposes of calculating a Fund’s NAV, the value may be different from the last quoted price for the investment depending on the source and method used to determine the value.  Although there can be no assurance, in general, the fair value of the investment is the amount the owner of such investment might reasonably expect to receive in an orderly transaction between market participants upon its current sale.

Distributions to Shareholders - The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.  Dividends from net investment income are generally declared and paid annually, but may be paid more frequently to avoid excise tax.  Distributions of net realized capital gains, if any, will be distributed at least annually, to the extent they exceed available capital loss carry forwards.

Security Transactions and Investment Income - Security transactions are recorded on the trade date for financial reporting purposes.  Dividend income, net of applicable withholding taxes, is recorded on the ex-dividend date.  Corporate actions involving foreign securities, including dividends, are recorded when the information becomes available.  Income received in lieu of dividends for securities loaned is included in dividends in the Statements of Operations.  Interest income, including level-yield amortization of discounts and premiums, is accrued daily.  A Fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful.  A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.  Realized gains and losses are determined on the specific identification basis.

Expenses - Expenses are recorded on an accrual basis.  Expenses of the Trust that are directly attributable to a specific Fund are charged to that Fund.  Other Trust level expenses are allocated to the Funds based on the average daily net assets of each Fund.

Foreign Taxes - The Funds may be subject to foreign taxes on income, gains on investments or foreign currency purchases and repatriation, a portion of which may be recoverable.  The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

Foreign Currency Translations - The accounting records of each Fund are maintained in U.S. dollars.  Each business day, the market values of foreign securities, currency holdings and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars based on current exchange rates.  Purchases and sales of investment securities, income receipts and expense payments are translated into U.S. dollars based on the respective exchange rates prevailing on the dates of such transactions.  The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of foreign securities.  Such fluctuations are included in net realized and unrealized gain or loss on investments.

Net realized gains and losses on foreign currency related items are considered ordinary income for tax purposes and arise from sales of foreign currencies; currency gains or losses realized between the trade and settlement dates on securities transactions; the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar amounts actually received or paid; and the realized gains or losses resulting from portfolio and transaction hedges.  Net unrealized gain or loss on foreign currency related items include gains and losses from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in currency exchange rates.

Guarantees and Indemnifications - In the normal course of business, the Trust may enter into contracts with service providers that contain a variety of representations which provide general indemnifications for certain liabilities. Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds.  Each Fund’s maximum exposure under these arrangements is unknown. However, since their commencement of operations, the Funds have not had claims or losses pursuant to these contracts and expect the risk of loss to be remote.  The Funds’ maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Funds cannot be determined and the Funds have no historical basis for predicting the likelihood of any such claims.

Use of Estimates - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

Basis of Consolidation - The accompanying financial statements and Schedules of Investments for Curian/AQR Risk Parity Fund and Curian/Van Eck International Gold Fund have each been consolidated to include the respective account of Curian/AQR Risk Parity Fund Ltd. and Curian/Van Eck International Gold Fund Ltd. (each a “Subsidiary”).  Each Subsidiary is a wholly owned Cayman Islands domiciled subsidiary of the respective Fund, which primarily invests in commodity-related instruments.  The Subsidiary allows each Fund to hold commodity-related instruments and meet regulated investment company (“RIC”) tax requirements in pursuit of its investment objectives as outlined in each Fund’s prospectus and statement of additional information.  Each Fund is the sole shareholder of the Subsidiary with the intent that it will retain all rights to the Subsidiary. Each Fund may invest up to 25% of its total assets in the Subsidiary, which may invest without limitation in commodity-related instruments. Intercompany accounts and transactions

Curian Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2013

have been eliminated.  Each Subsidiary has the same Sub-Adviser as the Fund and is subject to the same investment policies and restrictions as the Fund.

NOTE 3.  FASB ASC TOPIC 820, “FAIR VALUE MEASUREMENTS AND DISCLOSURE”

This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.  Various inputs are used in determining the value of a Fund’s investments under FASB ASC Topic 820 guidance.  The inputs are summarized into three broad categories.

Level 1 includes valuations based on quoted prices of identical securities in active markets, including valuations for securities listed on a national or foreign stock exchange or investments in mutual funds, which are valued at their daily reported NAV.

Level 2 includes valuations determined from significant direct or indirect observable inputs.  Direct observable inputs include broker quotes, third party prices, closing prices of similar securities in active markets, closing prices for identical or similar securities in non-active markets or corporate action or reorganization entitlement values.  Indirect significant observable inputs include factors such as interest rates, yield curves, prepayment speeds or credit ratings.  Level 2 includes valuations for fixed income securities, OTC derivatives, centrally cleared swap agreements, broker quotes in active markets, securities subject to corporate actions, securities valued at amortized cost, international equity securities priced by an independent statistical fair value pricing service, swap agreements valued by pricing services, or ADRs and GDRs for which quoted prices in active markets are not available.

Level 3 includes valuations determined from significant unobservable inputs, including management’s own assumptions in determining the fair value of the investment.  Inputs used to determine the fair value of Level 3 securities include security specific inputs such as: credit quality, credit rating spreads, issuer news, trading characteristics, call features, maturity or anticipated cash flows; or industry specific inputs such as:  trading activity of similar markets or securities, changes in the security’s underlying index or changes in comparable securities’ models.  Level 3 valuations include securities that are priced based on single source broker quotes, where prices may be unavailable due to halted trading, restricted to resale due to market events, newly issued or investments for which reliable quotes are otherwise not available.

To assess the continuing appropriateness of security valuation, the Sub-Administrator regularly compares prior day prices with current day prices, transaction prices and alternative vendor prices.  When the comparison results exceed pre-defined thresholds, the Sub-Administrator challenges the prices exceeding tolerance levels with the pricing service or broker.  To verify Level 3 unobservable inputs, the Sub-Administrator uses a variety of techniques as appropriate to substantiate these valuation approaches, including a regular review of key inputs and assumptions, transaction back-testing or disposition analysis and review of related market activity.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes each Fund’s investments in securities and other financial instruments (in thousands) as of December 31, 2013 by valuation level.

	Assets - Securities
	Level 1	Level 2	Level 3	Total
Curian Tactical Advantage 35 Fund
Investment Companies	$37,457	$—	$—	$37,457
Short Term Investments	2,374	7,132	—	9,506
Fund Total	$39,831	$7,132	$—	$46,963
Curian Tactical Advantage 60 Fund
Investment Companies	$87,923	$—	$—	$87,923
Short Term Investments	4,537	15,993	—	20,530
Fund Total	$92,460	$15,993	$—	$108,453
Curian Tactical Advantage 75 Fund
Investment Companies	$74,997	$—	$—	$74,997
Short Term Investments	4,714	6,798	—	11,512
Fund Total	$79,711	$6,798	$—	$86,509
Curian Dynamic Risk Advantage - Diversified Fund
Investment Companies	$19,540	$—	$—	$19,540
Short Term Investments	38,251	307,582	—	345,833
Fund Total	$57,791	$307,582	$—	$365,373
Curian Dynamic Risk Advantage - Growth Fund
Investment Companies	$115	$—	$—	$115
Senior Debt Notes	3,240	—	—	3,240
Short Term Investments	5,902	50,155	—	56,057
Fund Total	$9,257	$50,155	$—	$59,412
Curian Dynamic Risk Advantage - Income Fund
Investment Companies	$155,809	$—	$—	$155,809
Short Term Investments	12,311	26,985	—	39,296
Fund Total	$168,120	$26,985	$—	$195,105

Curian Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2013

	Assets - Securities
	Level 1	Level 2	Level 3	Total
Curian/Aberdeen Latin America Fund
Common Stocks	$9,015	$—	$—	$9,015
Preferred Stocks	362	—	—	362
Short Term Investments	290	—	—	290
Fund Total	$9,667	$—	$—	$9,667
Curian/AQR Risk Parity Fund
Government and Agency Obligations	$—	$156,462	$—	$156,462
Short Term Investments	144,420	—	—	144,420
Fund Total	$144,420	$156,462	$—	$300,882
Curian/Ashmore Emerging Market Small Cap Equity Fund
Common Stocks	$5,565	$10,391	$—	$15,956
Participatory Notes	—	1,299	—	1,299
Preferred Stocks	302	—	—	302
Short Term Investments	299	—	—	299
Fund Total	$6,166	$11,690	$—	$17,856
Curian/Baring International Fixed Income Fund
Corporate Bonds and Notes	$—	$1,701	$—	$1,701
Government and Agency Obligations	—	16,581	—	16,581
Short Term Investments	248	—	—	248
Fund Total	$248	$18,282	$—	$18,530
Curian/BlackRock Global Long Short Credit Fund
Common Stocks	$2,540	$1,144	$—	$3,684
Non-U.S. Government Agency ABS	—	36,208	8,072	44,280
Corporate Bonds and Notes	—	234,584	—	234,584
Government and Agency Obligations	—	10,937	—	10,937
Investment Companies	4,341	—	—	4,341
Trust Preferreds	262	—	—	262
Preferred Stocks	5,139	—	—	5,139
Purchased Options	243	2	—	245
Short Term Investments	81,199	91,378	—	172,577
Fund Total	$93,724	$374,253	$8,072	$476,049
Curian/DFA U.S. Micro Cap Fund
Common Stocks	$177,801	$—	$3	$177,804
Warrants	—	—	—	—
Short Term Investments	7,732	10,683	—	18,415
Fund Total	$185,533	$10,683	$3	$196,219
Curian/DoubleLine Total Return Fund
Non-U.S. Government Agency ABS	$—	$156,423	$993	$157,416
Government and Agency Obligations	—	371,832	—	371,832
Short Term Investments	19,365	—	—	19,365
Fund Total	$19,365	$528,255	$993	$548,613
Curian/Eaton Vance Global Macro Absolute Return Advantage Fund
Common Stocks	$829	$2,449	$—	$3,278
Government and Agency Obligations	—	175,452	—	175,452
Purchased Options	—	57	—	57
Short Term Investments	40,478	189,188	—	229,666
Fund Total	$41,307	$367,146	$—	$408,453
Curian/Epoch Global Shareholder Yield Fund
Common Stocks	$18,102	$14,817	$—	$32,919
Short Term Investments	1,067	871	—	1,938
Fund Total	$19,169	$15,688	$—	$34,857
Curian/FAMCO Flex Core Covered Call Fund
Common Stocks	$76,682	$—	$—	$76,682
Short Term Investments	3,016	—	—	3,016
Fund Total	$79,698	$—	$—	$79,698
Curian Focused International Equity Fund
Common Stocks	$4,754	$3,382	$—	$8,136
Short Term Investments	367	—	—	367
Fund Total	$5,121	$3,382	$—	$8,503
Curian Focused U.S. Equity Fund
Common Stocks	$6,959	$—	$—	$6,959
Short Term Investments	273	—	—	273
Fund Total	$7,232	$—	$—	$7,232
Curian/Franklin Templeton Frontier Markets Fund
Common Stocks	$98,860	$54,376	$—	$153,236
Participatory Notes	—	10,480	—	10,480
Short Term Investments	2,357	1,358	—	3,715
Fund Total	$101,217	$66,214	$—	$167,431

Curian Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2013

	Assets - Securities
	Level 1	Level 2	Level 3	Total
Curian/Franklin Templeton Natural Resources Fund
Common Stocks	$124,656	$5,940	$—	$130,596
Preferred Stocks	—	1,878	—	1,878
Rights	56	—	—	56
Corporate Bonds and Notes	—	481	—	481
Short Term Investments	9,804	3,965	—	13,769
Fund Total	$134,516	$12,264	$—	$146,780
Curian/Lazard International Strategic Equity Fund
Common Stocks	$1,368	$34,798	$—	$36,166
Preferred Stocks	—	619	—	619
Short Term Investments	2,492	—	—	2,492
Fund Total	$3,860	$35,417	$—	$39,277
Curian Long Short Credit Fund
Non-U.S. Government Agency ABS	$—	$10,028	$—	$10,028
Corporate Bonds and Notes(1)	—	319,202	—	319,202
Trust Preferreds	1,962	—	—	1,962
Preferred Stocks	11,065	—	—	11,065
Investment Companies	783	—	—	783
Short Term Investments	20,333	—	—	20,333
Fund Total	$34,143	$329,230	$—	$363,373
Curian/Neuberger Berman Currency Fund
Government and Agency Obligations	$—	$85,036	$—	$85,036
Short Term Investments	10,223	69,986	—	80,209
Fund Total	$10,223	$155,022	$—	$165,245
Curian/Nicholas Convertible Arbitrage Fund
Preferred Stocks	$11,636	$—	$—	$11,636
Corporate Bonds and Notes	—	234,002	—	234,002
Short Term Investments	41,670	—	—	41,670
Fund Total	$53,306	$234,002	$—	$287,308
Curian/PIMCO Credit Income Fund
Non-U.S. Government Agency ABS	$—	$2,282	$—	$2,282
Corporate Bonds and Notes	—	33,264	—	33,264
Government and Agency Obligations	—	16,261	—	16,261
Purchased Options	—	16	—	16
Short Term Investments	616	897	—	1,513
Fund Total	$616	$52,720	$—	$53,336
Curian/PineBridge Merger Arbitrage Fund
Common Stocks	$162,050	$—	$—	$162,050
Corporate Bonds and Notes	—	11,459	—	11,459
Government and Agency Obligations	—	11,339	—	11,339
Short Term Investments	44,368	30,999	—	75,367
Fund Total	$206,418	$53,797	$—	$260,215
Curian/Schroder Emerging Europe Fund
Common Stocks	$5,336	$15,484	$—	$20,820
Preferred Stocks	300	—	—	300
Short Term Investments	367	—	—	367
Fund Total	$6,003	$15,484	$—	$21,487
Curian/T. Rowe Price Capital Appreciation Fund
Common Stocks	$24,390	$569	$—	$24,959
Investment Companies	759	—	—	759
Non-U.S. Government Agency ABS	—	121	—	121
Corporate Bonds and Notes	—	6,666	—	6,666
Government and Agency Obligations	—	2,976	—	2,976
Short Term Investments	3,903	—	—	3,903
Fund Total	$29,052	$10,332	$—	$39,384
Curian/The Boston Company Equity Income Fund
Common Stocks	$37,412	$—	$—	$37,412
Short Term Investments	636	668	—	1,304
Fund Total	$38,048	$668	$—	$38,716
Curian/The Boston Company Multi-Alpha Market Neutral Equity Fund
Common Stocks	$90,414	$19,086	$—	$109,500
Short Term Investments	8,595	364	—	8,959
Fund Total	$99,009	$19,450	$—	$118,459
Curian/UBS Global Long Short Fixed Income Opportunities Fund
Non-U.S. Government Agency ABS	$—	$10,088	$3,155	$13,243
Corporate Bonds and Notes	—	82,086	—	82,086
Government and Agency Obligations	—	22,258	—	22,258
Purchased Options	1,341	3,120	—	4,461
Short Term Investments	4,000	665	—	4,665
Fund Total	$5,341	$118,217	$3,155	$126,713

Curian Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2013

	Assets - Securities
	Level 1	Level 2	Level 3	Total
Curian/Urdang International REIT Fund
Common Stocks	$1,857	$11,402	$—	$13,259
Short Term Investments	335	—	—	335
Fund Total	$2,192	$11,402	$—	$13,594
Curian/Van Eck International Gold Fund
Common Stocks	$104,893	$6,620	$—	$111,513
Short Term Investments	6,413	13,684	—	20,097
Fund Total	$111,306	$20,304	$—	$131,610

	Liabilities - Securities
	Level 1	Level 2	Level 3	Total
Curian/BlackRock Global Long Short Credit Fund
Corporate Bonds and Notes	$—	$(10,232)	$—	$(10,232)
Government and Agency Obligations	—	(70,379)	—	(70,379)
Fund Total	$—	$(80,611)	$—	$(80,611)
Curian/Eaton Vance Global Macro Absolute Return Advantage Fund
Government and Agency Obligations	$—	$(32,343)	$—	$(32,343)
Fund Total	$—	$(32,343)	$—	$(32,343)
Curian/Nicholas Convertible Arbitrage Fund
Common Stocks	$(117,112)	$—	$—	$(117,112)
Fund Total	$(117,112)	$—	$—	$(117,112)
Curian/PineBridge Merger Arbitrage Fund
Common Stocks	$(10,966)	$—	$—	$(10,966)
Fund Total	$(10,966)	$—	$—	$(10,966)
Curian/The Boston Company Multi-Alpha Market Neutral Equity Fund
Common Stocks	$(91,097)	$(13,456)	$—	$(104,553)
Preferred Stocks	(2,475)	—	—	(2,475)
Investment Companies	(244)	—	—	(244)
Rights	(11)	—	—	(11)
Fund Total	$(93,827)	$(13,456)	$—	$(107,283)

(1)Unfunded loan commitment in the Curian Long Short Credit Fund is not reflected in the Schedules of Investments.  Unrealized appreciation is reflected as an asset in the table.  See Unfunded Loan Commitments in these Notes to Financial Statements.

	Assets - Investments in Other Financial Instruments(1)
	Level 1	Level 2	Level 3	Total
Curian Dynamic Risk Advantage - Diversified Fund
Open Futures Contracts	$1,157	$—	$—	$1,157
Open Forward Foreign Currency Contracts	—	744	—	744
OTC Total Return Swap Agreements	—	2,310	—	2,310
Fund Total	$1,157	$3,054	$—	$4,211
Curian Dynamic Risk Advantage - Growth Fund
Open Futures Contracts	$911	$—	$—	$911
Fund Total	$911	$—	$—	$911
Curian/AQR Risk Parity Fund
Open Futures Contracts	$5,319	$—	$—	$5,319
Open Forward Foreign Currency Contracts	—	308	—	308
OTC Total Return Swap Agreements	—	568	—	568
Fund Total	$5,319	$876	$—	$6,195
Curian/Baring International Fixed Income Fund
Open Forward Foreign Currency Contracts	$—	$80	$—	$80
Fund Total	$—	$80	$—	$80
Curian/BlackRock Global Long Short Credit Fund
Open Futures Contracts	$980	$—	$—	$980
Open Forward Foreign Currency Contracts	—	19	—	19
OTC Credit Default Swap Agreements	—	1,343	—	1,343
Fund Total	$980	$1,362	$—	$2,342
Curian/Eaton Vance Global Macro Absolute Return Advantage Fund
Open Futures Contracts	$1,421	$—	$—	$1,421
Open Forward Foreign Currency Contracts	—	5,249	—	5,249
OTC Interest Rate Swap Agreements	—	1	—	1
OTC Cross-Currency Swap Agreements	—	4,127	—	4,127
OTC Credit Default Swap Agreements	—	1,477	—	1,477
OTC Total Return Swap Agreements	—	197	—	197
Fund Total	$1,421	$11,051	$—	$12,472
Curian Long Short Credit Fund
Open Futures Contracts	$3,413	$—	$—	$3,413
OTC Credit Default Swap Agreements	—	68	—	68
Centrally Cleared Credit Default Swap Agreement	—	534	—	534
Fund Total	$3,413	$602	$—	$4,015

Curian Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2013

	Assets - Investments in Other Financial Instruments(1)
	Level 1	Level 2	Level 3	Total
Curian/Neuberger Berman Currency Fund
Open Forward Foreign Currency Contracts	$—	$13,686	$—	$13,686
Fund Total	$—	$13,686	$—	$13,686
Curian/PIMCO Credit Income Fund
Open Futures Contracts	$11	$—	$—	$11
Open Forward Foreign Currency Contracts	—	22	—	22
Centrally Cleared Interest Rate Swap Agreements	—	25	—	25
OTC Credit Default Swap Agreements	—	138	—	138
Centrally Cleared Credit Default Swap Agreements	—	153	—	153
Fund Total	$11	$338	$—	$349
Curian/UBS Global Long Short Fixed Income Opportunities Fund
Open Futures Contracts	$217	$—	$—	$217
Open Forward Foreign Currency Contracts	—	433	—	433
OTC Interest Rate Swap Agreements	—	3,649	—	3,649
Centrally Cleared Interest Rate Swap Agreements	—	468	—	468
OTC Cross-Currency Swap Agreements	—	312	—	312
OTC Credit Default Swap Agreements	—	234	—	234
Fund Total	$217	$5,096	$—	$5,313

	Liabilities - Investments in Other Financial Instruments(1)
	Level 1	Level 2	Level 3	Total
Curian Dynamic Risk Advantage - Diversified Fund
Open Futures Contracts	$(208)	$—	$—	$(208)
Open Forward Foreign Currency Contracts	—	(696)	—	(696)
OTC Total Return Swap Agreements	—	(7)	—	(7)
Fund Total	$(208)	$(703)	$—	$(911)
Curian Dynamic Risk Advantage - Growth Fund
Open Futures Contracts	$(35)	$—	$—	$(35)
OTC Total Return Swap Agreements	—	(218)	—	(218)
Fund Total	$(35)	$(218)	$—	$(253)
Curian/AQR Risk Parity Fund
Open Futures Contracts	$(4,510)	$—	$—	$(4,510)
Open Forward Foreign Currency Contracts	—	(1,100)	—	(1,100)
OTC Total Return Swap Agreements	—	(2,712)	—	(2,712)
Fund Total	$(4,510)	$(3,812)	$—	$(8,322)
Curian/Baring International Fixed Income Fund
Open Forward Foreign Currency Contracts	$—	$(235)	$—	$(235)
Fund Total	$—	$(235)	$—	$(235)
Curian/BlackRock Global Long Short Credit Fund
Written Options	$(10)	$—	$—	$(10)
Open Futures Contracts	(3)	—	—	(3)
Open Forward Foreign Currency Contracts	—	(2,854)	—	(2,854)
OTC Credit Default Swap Agreements	—	(1,856)	—	(1,856)
Centrally Cleared Credit Default Swap Agreements	—	(350)	—	(350)
OTC Total Return Swap Agreements	—	(122)	—	(122)
Fund Total	$(13)	$(5,182)	$—	$(5,195)
Curian/Eaton Vance Global Macro Absolute Return Advantage Fund
Written Options	$—	$(667)	$—	$(667)
Open Futures Contracts	(7)	—	—	(7)
Open Forward Foreign Currency Contracts	—	(7,667)	—	(7,667)
OTC Interest Rate Swap Agreements	—	(914)	—	(914)
Centrally Cleared Interest Rate Swap Agreements	—	(108)	—	(108)
OTC Credit Default Swap Agreements	—	(2,658)	—	(2,658)
Fund Total	$(7)	$(12,014)	$—	$(12,021)
Curian/FAMCO Flex Core Covered Call Fund
Written Options	$(1,316)	$—	$—	$(1,316)
Fund Total	$(1,316)	$—	$—	$(1,316)
Curian Long Short Credit Fund
Open Futures Contracts	$(4)	$—	$—	$(4)
OTC Credit Default Swap Agreements	—	(147)	—	(147)
Fund Total	$(4)	$(147)	$—	$(151)
Curian/Neuberger Berman Currency Fund
Open Forward Foreign Currency Contracts	$—	$(14,151)	$—	$(14,151)
Fund Total	$—	$(14,151)	$—	$(14,151)

Curian Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2013

	Liabilities - Investments in Other Financial Instruments(1)
	Level 1	Level 2	Level 3	Total
Curian/PIMCO Credit Income Fund
Written Options	$—	$(77)	$—	$(77)
Open Futures Contracts	(90)	—	—	(90)
Open Forward Foreign Currency Contracts	—	(48)	—	(48)
OTC Interest Rate Swap Agreements	—	(255)	—	(255)
Centrally Cleared Interest Rate Swap Agreements	—	(29)	—	(29)
OTC Credit Default Swap Agreements	—	(1)	—	(1)
Fund Total	$(90)	$(410)	$—	$(500)
Curian/T. Rowe Price Capital Appreciation Fund
Written Options	$(24)	$(40)	$—	$(64)
Fund Total	$(24)	$(40)	$—	$(64)
Curian/UBS Global Long Short Fixed Income Opportunities Fund
Written Options	$(600)	$(2,213)	$—	$(2,813)
Open Futures Contracts	(165)	—	—	(165)
Open Forward Foreign Currency Contracts	—	(331)	—	(331)
OTC Interest Rate Swap Agreements	—	(112)	—	(112)
Centrally Cleared Interest Rate Swap Agreements	—	(138)	—	(138)
OTC Cross-Currency Swap Agreements	—	(292)	—	(292)
OTC Credit Default Swap Agreements	—	(1,232)	—	(1,232)
Centrally Cleared Credit Default Swap Agreements	—	(1,303)	—	(1,303)
OTC Total Return Swap Agreement	—	(9)	—	(9)
Fund Total	$(765)	$(5,630)	$—	$(6,395)

(1)Investments in other financial instruments are derivative instruments and include forward foreign currency contracts, futures contracts, written options and swap agreements.  All derivatives, except for written options, are reflected at the unrealized appreciation/(depreciation) on the instrument.  Written options are reflected at value.

The Funds recognize transfers between levels as of the beginning of the period.  The following table summarizes significant transfers between Level 1 and Level 2 valuations for the year ended December 31, 2013.

	Transfers out of Level 2 into Level 1 during the Period	Transfers out of Level 1 into Level 2 during the Period
Transfers for certain valuations using a statistical fair value pricing service
Curian/Franklin Templeton Frontier Markets Fund
Common Stocks	$17,657	$19,117
Curian/The Boston Company Multi-Alpha Market Neutral Equity Fund
Common Stocks	$4,804	$—

The following table is a rollforward of Level 3 investments (in thousands) by category for which significant unobservable inputs were used to determine fair value during the year ended December 31, 2013:

	Balance at Beginning of Period	Transfers into Level 3 During the Period(2)	Transfers out of Level 3 During the Period(2)		Total Realized and Change in Unrealized Gain/(Loss)	Purchases	(Sales)	Balance at End of Period	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at End of Period(1)
Curian/DoubleLine Total Return Fund
U.S. Government ABS	$—	$—	$(17,722	)(3)	$—	$17,722	$—	$—	$—

(1)	Reflects the change in unrealized appreciation/(depreciation) for Level 3 investments held at December 31, 2013.
(2)	There were no significant transfers between Level 3 and Level 2 valuations during the year ended December 31, 2013 other than those noted.
(3)

During the year, the valuation of the U.S. Government ABS in Curian/DoubleLine Total Return Fund was transferred from a Level 3 valuation to a Level 2 valuation. The security is currently valued by an approved independent pricing service and considered a Level 2 valuation. Previously, it was valued based on a transaction purchase price and considered a Level 3 valuation.

Significant changes in unobservable valuation inputs to a different amount might result in a significantly higher or lower fair value measurement than the one used in a security’s valuation.

NOTE 4.  SECURITIES AND OTHER INVESTMENTS

Securities Lending and Securities Lending Collateral - A Fund may lend securities to certain brokers, dealers or other financial institutions in order to earn additional income.  The borrowers and the Funds’ securities lending agent exchange negotiated lender fees and the Funds receive a fee equal to a percentage of the net negotiated lender fees and the net income generated by the securities lending collateral held during each lending transaction.  JPMorgan Chase Bank, N.A. (“JPM Chase” or “Custodian”) serves as custodian and securities lending agent to the Trust.  The Funds invest cash collateral in money market funds and overnight repurchase agreements which are collateralized fully by U.S. Treasuries.  The securities lending agent is authorized to loan securities on behalf of the Funds to approved borrowers and per the securities lending agreement is required to maintain collateral at least equal to the value of the securities loaned based on the previous day’s value of the securities loaned, marked-to-market daily.  Any shortfalls are

Curian Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2013

adjusted the next business day.  Cash collateral received from the borrower is recorded in the Statements of Assets and Liabilities as payable upon return of securities loaned and investments - affiliated, at value and cost.  The value of securities on loan is disclosed under footnote (d) on the Statements of Assets and Liabilities.  Although a Fund is indemnified by its securities lending agent for insufficient collateral obtained from the borrower, each Fund’s net exposure to the borrower is determined by the amount of any excess or shortfall in cash collateral received compared to the value of securities on loan.  In addition, there could be a decline in the value of the collateral or in the value of the securities loaned while a Fund seeks to enforce its rights thereto and the Fund could experience subnormal levels of income or lack of access to income during that period.  Each Fund also bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a decline in value of an approved investment.  Each Fund is responsible for returning the full amount of collateral received for a particular loan when the borrower returns the applicable security.

In the event of bankruptcy or other default of the borrower, a Fund could experience delays in recovering the loaned securities and incur expenses related to enforcing its rights.  However, a Fund is indemnified by its securities lending agent for borrower default.

U.S. Government Agencies or Government Sponsored Enterprises - Certain Funds may invest in U.S. government agencies or government sponsored enterprises.  U.S. Government securities are obligations of, and in certain cases, guaranteed by, the U.S. government, its agencies or instrumentalities.  Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (“U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality.  U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest paying securities of similar maturities.

Government-related guarantors (i.e., guarantors that are not backed by the full faith and credit of the U.S. government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”).  FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers, which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers.  Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. government.  FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages.  FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

FNMA and FHMLC were placed into conservatorship by the Federal Housing Finance Agency (“FHFA”).  As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and each enterprise’s assets.  In connection with the conservatorship, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with FNMA and FHLMC.  This agreement contains various covenants that severely limit each enterprise’s operations.  In exchange for entering into these agreements, the U.S. Treasury received senior preferred stock in each enterprise and warrants to purchase each enterprise’s common stock.  The U.S. Treasury created a new secured lending facility, which is available to FNMA and FHLMC as a liquidity backstop and created a temporary program to purchase mortgage-backed securities issued by FNMA and FHLMC.  FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remains liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities.

Unregistered Securities - A Fund may own certain investment securities, which are unregistered and thus restricted to resale. These securities may also be referred to as “private placements.”  Unregistered securities may be “illiquid” because there is no readily available market for sale of the securities.  Where future dispositions of the securities require registration under the 1933 Act, the Funds have the right to include those securities in such registration generally without cost to the Funds. The Funds have no right to require registration of unregistered securities.

Repurchase Agreements - Certain Funds may invest in repurchase agreements.  In a repurchase agreement, a Fund takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed upon price and date.    Certain repurchase agreements used to settle short sale transactions have no stated maturity and can be terminated by either party at any time.  Earnings on repurchase amounts and compensation to the seller of collateral are based on agreed upon rates between the seller and the Fund.  Net interest earned on repurchase agreements is recorded as interest income and net fees paid to the seller are recorded as short holdings borrowing fees.  In periods of increased demand for collateral, the Fund may pay a fee for receipt of the collateral, which may result in interest expense to the Fund.  The underlying securities used as collateral for repurchase agreements may be held in safekeeping by the Fund’s Custodian or designated sub custodians under triparty repurchase agreements or delivered to the counterparty.

When a repurchase agreement is entered into, a Fund typically receives securities with a value that approximates or exceeds the repurchase price, including any accrued interest earned on the repurchase agreement.  For certain repurchase agreements entered into to settle a short sale, the value of the securities delivered to the Fund will be equal to or at least 90% of the repurchase price during the term of the repurchase agreement.  The terms of a repurchase agreement entered to settle a short sale may provide that the repurchase price paid by the Fund is more than the value of purchased securities that collateralize the repurchase price payable by the counterparty.  The value of such securities will be marked to market daily, and cash or additional securities will be exchanged between the parties with a frequency and in amounts prescribed in the repurchase agreement.

Curian Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2013

Securities purchased under repurchase agreements are reflected as an asset on the Statements of Assets and Liabilities.  The value of repurchase agreements and collateral pledged or received by a counterparty are disclosed in the Schedules of Investments.  The Fund’s net exposure to the counterparty is determined by the amount of any excess or shortfall in collateral compared to the value of the repurchase agreement.  In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of such collateral may decline.

Reverse Repurchase Agreements - Certain Funds may enter into reverse repurchase agreements.  In a reverse repurchase agreement, a Fund delivers to a counterparty a security in exchange for cash with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date.  The Fund receives principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. In periods of increased demand of the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund.  Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund are reflected as a liability on the Statements of Assets and Liabilities.  Interest payments made are recorded as a component of interest expense on the Statements of Operations.  A reverse repurchase agreement involves the risk that the value of the security delivered by the Fund may decline below the repurchase price of the security.  A Fund will segregate assets determined to be liquid at the Custodian or otherwise cover its obligations under reverse repurchase agreements.  The Funds did not hold any reverse repurchase agreements at December 31, 2013.  The Fund’s net exposure to the counterparty is determined by the amount of any excess or shortfall in collateral compared to the value of the reverse repurchase agreement.  The average daily balance (in thousands) and the weighted average interest rate for reverse repurchase agreements, for the year ended December 31, 2013, were as follows:  Curian/PIMCO Credit Income Fund - $770 and 0.08%, for 24 days outstanding.

Mortgage-Backed Dollar and Treasury Roll Transactions - Certain Funds may sell mortgage-backed or treasury securities and simultaneously contract to repurchase securities at a future date at an agreed upon price.  A Fund may only enter into covered rolls.  A “covered roll” is a type of dollar roll for which a Fund maintains offsetting positions in cash, U.S. Government securities, or other liquid assets which mature on or before the forward repurchase settlement date of the dollar roll transaction.  During the period between the sale and repurchase, a Fund forgoes interest and principal paid on the mortgage-backed securities.  A Fund is compensated by the interest earned on the cash proceeds of the initial sale and from negotiated fees paid by brokers offered as an inducement to the Fund to “roll over” its purchase commitments.  A Fund may dispose of “covered roll” securities after they are entered into and close these positions before their maturity, which may result in a realized gain or loss.

In a mortgage-backed or treasury securities roll transaction, if the repurchased security is determined to be similar, but not substantially the same, the transaction is accounted for as a purchase and sale.  Any gains, losses and any income or fees earned are recorded to realized gain or loss.  If the repurchased security is determined to be substantially the same, the transaction is accounted for as a secured borrowing, rather than as a purchase and sales transaction.  Any income or fees earned are recorded to investment income and financing costs associated with the transaction are recorded to interest expense.

Dollar roll transactions involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price of those securities which the Fund is obligated to purchase or that the return earned by the Fund with the proceeds of a dollar roll may not exceed transaction costs.

Securities Sold Short - Certain Funds may enter into short sales transactions whereby the Fund sells a security it does not own in anticipation of a decline in the market price of the security or to engage in arbitrage transactions.  When a Fund engages in a short sale, the Fund borrows the security sold short and delivers it to the counterparty through which it made the short sale as collateral for its obligation.  The Fund may have to pay a fee to borrow securities and is often obligated to repay the lender of the securities for any interest or dividends that accrues on the borrowed securities during the period of the loan.  Until the Fund closes its short position, the lending broker requires assets to be segregated as collateral, which is marked-to-market daily, to the extent necessary to meet margin requirements and cover the short sale obligation.  A Fund is obligated to deliver securities at the market price at the time the short position is closed.  If the price of the security sold short increases between the time of the short sale and the time that the Fund replaces the borrowed security, the Fund will incur a capital loss; conversely, if the price declines, the Fund will realize a capital gain.  A Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

Convertible Securities - Certain Funds may invest in fixed-income securities which are convertible into common stock.  Convertible securities may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock.  Traditionally, convertible securities have paid dividends or interest greater than on the related common stocks, but less than fixed income non-convertible securities.  By investing in a convertible security, a Fund may participate in any capital appreciation or depreciation of a company’s stock, but to a lesser degree than if it had invested in that company’s common stock.  Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, entail less risk than the corporation’s common stock.  A Fund may attempt to hedge certain of their investments in convertible debt securities by selling short the issuer’s common stock.

Participatory Note Securities - Certain Funds may invest in Participatory Notes (“P-Notes”).  P-Notes are promissory notes that are designed to offer a return linked to the performance of a particular underlying equity security or market.  P-Notes are issued by banks or broker-dealers and allow a Fund to gain exposure to common stocks in markets where direct investment by the Funds may not be allowed or efficient.  A Fund may tender a P-Note for cash payment in an amount that reflects the current market value of the underlying equity investments or market, reduced by program fees.

Real Estate Investment Trusts - Certain Funds may invest in Real Estate Investment Trusts (“REITs”).  REITs are traded as a stock on major stock exchanges and invest in real estate directly, either through properties or mortgages.  REITs typically concentrate on a specific geographic region or property type, receive special tax considerations and are a liquid method of investing in real estate.

Curian Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2013

Master Limited Partnerships - Certain Funds may invest in Master Limited Partnerships (“MLPs”). An MLP is a publicly traded company organized as a limited partnership or limited liability company and treated as a partnership for Federal income tax purposes. The benefit derived from the Fund’s investment in MLPs is largely dependent on the MLPs being treated as partnerships for federal income tax purposes. MLPs may derive income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipelines transporting gas, oil, or products thereof), or the marketing of any mineral or natural resources.

Unfunded Commitments - Certain Funds may enter into certain credit agreements, all or a portion of which may be unfunded.  The Fund is obligated to fund these loan commitments at the borrowers’ discretion.  Unfunded loan commitments and funded portions of credit agreements are marked-to-market daily.  Funded portions of credit agreements are presented in the Schedules of Investments.  The following table details unfunded loan commitments (in thousands) at December 31, 2013:

	Unfunded Commitment	Appreciation
Curian Long Short Credit Fund
Garda World Security Corp. Delayed Draw Term Loan, 5.25%, 11/05/20	$101	$1

Net unrealized appreciation/depreciation on unfunded commitments is reflected in other assets and payable for investment securities purchased in the Statements of Assets and Liabilities and unrealized appreciation (depreciation) on investments in the Statements of Operations.

NOTE 5.  MASTER NETTING AGREEMENTS, CUSTOMER ACCOUNT AGREEMENTS AND COLLATERAL

Under various agreements, certain investment transactions require collateral to be exchanged by a Fund and a counterparty or segregated at the custodian.  U.S. Treasury Bills and U.S. dollars are generally the preferred forms of collateral, although other forms of high quality or sovereign securities may be used.  Securities held by a Fund that are used as collateral are identified as such within the Schedules of Investments.  Collateral for OTC financial derivative transactions paid to or received from counterparties is included in receivable from/payable for deposits with/from counterparties in the Statements of Assets and Liabilities.

Master Netting Agreements (“Master Agreements”) - Certain Funds are subject to various Master Agreements, which govern the terms of certain transactions and mitigate the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty.  Since different types of financial transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty.  A Fund may net exposure and collateralize multiple transaction types governed by the same Master Agreement with the same counterparty and may close out and net its total exposure to a counterparty in the event of a default and/or termination event with respect to all the transactions governed under a single agreement with a counterparty.  Each Master Agreement defines whether the Fund is contractually able to net settle daily payments.  Additionally, certain circumstances, such as laws of a particular jurisdiction or settlement of amounts due in different currencies, may prohibit or restrict the right of offset as defined in the Master Agreements.

Master Agreements also help limit credit and counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.  Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral) governed under the relevant master agreement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Agreement.  A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.  To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.  The Funds’ Sub-Advisers attempt to limit counterparty risk by only entering into Master Agreements with counterparties which are believed to have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.  For swap agreements executed with a Derivatives Clearing Organization (“DCO”) in a multilateral or other trade facility platform (“centrally cleared swaps”), counterparty risk is reduced by shifting exposure from the counterparty to the DCO.  Additionally the DCO has broad powers to provide an orderly liquidation in the event of a default.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) - Master Repo Agreements govern repurchase, reverse repurchase and treasury roll transactions between a Fund and select counterparties. The Master Repo Agreements maintain provisions for, among other things, initiation and confirmation, income payments and transfer, events of default, termination, and maintenance of collateral.  In the event of default, the total value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) - Master Forward Agreements govern the considerations and factors surrounding the settlement of certain forward-settling transactions, such as delayed-delivery transactions, “To Be Announced” (“TBA”) securities and treasury roll transactions between a Fund and select counterparties.  The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.    Losses may arise due to changes in the value of the underlying securities prior to settlement date, if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic or other factors.  In the event of default, the unrealized gain or loss will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.  In the ordinary course of business, settlements of transactions are not typically subject to net settlement, except for TBA pools.

Curian Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2013

International Swaps and Derivatives Association Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) - ISDA Master Agreements govern OTC financial derivative transactions entered into by the Fund’s Sub-Adviser and select counterparties.  The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, events of default, termination and maintenance of collateral.   Termination includes conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement.  Any election to early termination could be material to the financial statements.  In the event of default, the total financial derivative value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.  The amount of collateral exchanged is based on provisions within the ISDA Master Agreements and is determined by the net exposure with the counterparty and is not identified for a specific OTC derivative instrument.

Customer Account Agreements - Customer Account Agreements and related addendums govern cleared derivative transactions such as futures, options on futures and centrally cleared derivatives.  If a Fund transacts in centrally cleared derivatives, the Sub-Adviser is a party to agreements with (1) a Futures Commissions Merchant (“FCM”) in which the FCM acts as agent in the execution of the centrally cleared derivative with the DCO and (2) with an executing broker/swap dealer to agree to the terms of the swap and resolution process in the event the centrally cleared swap is not accepted for clearing by the designated DCO.  Cleared derivatives transactions require posting an amount of cash or cash equivalents equal to a certain percentage of the contract amount known as the “initial margin” as determined by each relevant clearing agency and is segregated at an FCM which is registered with the Commodity Futures Trading Commission (“CFTC”) or the applicable regulator.  The Fund receives from or pays to the counterparty an amount of cash equal to the daily fluctuation in the value of the contracts.  Such receipts or payments are known as the “variation margin”.  Variation margin received may not be netted between futures and centrally cleared derivatives.  In the event of default, counterparty risk is significantly reduced as creditors to the FCM do not have claim to a Fund’s assets in the segregated account.  Additionally, portability of exposure in the event of default further reduces risk.

Prime Brokerage Arrangements - Certain Funds may enter into Prime Brokerage Arrangements to facilitate execution and/or clearing of listed equity option transactions or short sales of securities between the Funds and select counterparties.  The arrangements provide general guidelines surrounding the rights, obligations and other events, including but not limited to, margin, execution and settlement.  These arrangements maintain provisions for, among other things, payments, maintenance of collateral, events of default and termination.  Margin and securities delivered as collateral are typically in the possession of the prime broker and offset any obligations due to the prime broker. In the event of default, the value of securities sold short will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

NOTE 6.  FINANCIAL DERIVATIVE INSTRUMENTS

Options Transactions - A Fund may buy and sell (“write”) call and put options on securities, futures, indices, currencies and swap agreements (“swaptions”).  An option is a contract that gives the purchaser of the option, in return for a premium paid, the right to buy a specified underlying instrument from the writer of the option (in the case of a call option), or to sell a specified underlying instrument to the writer of the option (in the case of a put option) at a designated price during the term of the option.  When a Fund purchases an option, the premium paid by the Fund is recorded as an asset and is subsequently marked-to-market to reflect the current value of the option.  Premiums paid for purchasing options which expire are treated as realized losses.  Premiums paid for purchasing options which are exercised or closed are added to the cost basis of the underlying investment or offset against the proceeds of the underlying investment transaction to determine realized gain or loss.  Purchasing call options tends to increase a Fund’s exposure to the underlying instrument.  Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument.  The risks associated with purchasing options are limited to premiums paid and the failure of the counterparty to honor its obligation under the contract.  When a Fund writes a call or put option, the premium received by the Fund is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option.  Premiums received from writing options which expire are treated as realized gains.  Premiums received from writing options which are exercised or closed are added to the proceeds of the underlying investment transaction or reduce the cost basis of the underlying investment to determine the realized gain or loss.  Writing call options tends to decrease a Fund’s exposure to the underlying instrument.  Writing put options tends to increase a Fund’s exposure to the underlying instrument.  The risk associated with writing an option that is exercised is that an unfavorable change in the price of the security underlying the option could result in a Fund buying the underlying security at a price higher than the current value or selling the underlying security at a price lower than the current market value.  There is also the risk a Fund may not be able to enter into a closing transaction if the market is illiquid.  Options written by a Fund do not give rise to counterparty credit risk, as they obligate the Fund, not the counterparty, to perform.

Premium is paid/received when purchasing/writing exchange traded futures options, however, there is no premium paid/received when purchasing/writing exchange traded options on futures.  Exchange traded options on futures are marked-to-market daily and change in value is recorded by the Fund as unrealized gain or loss.  Variation margin on exchange traded options on futures is recorded by the Fund until the contracts are terminated at which time realized gains and losses are recognized.  Exchange traded options on futures involve to varying degrees, risk of loss in excess of the variation margin recorded by the Fund.  Swaptions are similar to options on securities except that instead of purchasing the right to buy or sell a security, the writer or purchaser of the swaption is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement at any time before the expiration of the option.  Swaptions are illiquid investments.

Futures Contracts - A Fund may buy and sell futures on equities, indices, interest rates, commodities, currencies and swaps.  A futures contract is a standardized contract obligating two parties to exchange a specified asset at an agreed upon price and date.  Variation margin is recorded by the Fund until the contracts are terminated at which time realized gains and losses are recognized.  Futures contracts involve to varying degrees, risk of loss in excess of the variation margin recorded by the Fund.  The primary risks associated with the use of futures contracts are the imperfect correlation between the change in value of the securities held by a Fund or the change in the value of an underlying entity and the prices of the futures contracts and the possibility a Fund may not be able to enter into a closing transaction because of an illiquid market.  With futures, counterparty risk to a Fund is reduced

Curian Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2013

since futures contracts are exchange traded and the exchange’s clearinghouse, acting as counterparty to all exchange traded futures, guarantees the futures contracts against default.

Forward Foreign Currency Contracts - A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date.  The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of a Fund’s investment securities, but it does establish a fixed rate of currency exchange that can be achieved in the future.  The value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates.  Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by a Fund as an unrealized gain or loss and as a receivable or payable from forward foreign currency contracts.  Upon settlement, or delivery or receipt of the currency, a realized gain or loss is recorded which is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.  Forward foreign currency contracts involve market risk in excess of the receivable or payable related to forward foreign currency contracts recorded by the Funds.  Although contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase.  Additionally, a Fund could be exposed to the risk of a previously hedged position becoming unhedged if the counterparty to a contract is unable to meet the terms of the contract or if the currency changes unfavorably to the value of the offsetting currency.

Swap Agreements - Swap agreements are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals.  Swap agreements are privately negotiated in the OTC market or may be executed and centrally cleared with a DCO.  OTC swaps are typically illiquid investments.

Swap agreements are marked-to-market daily and the change in value is recorded by a Fund as an unrealized gain or loss.  For OTC swaps, premiums paid or received at the beginning of the measurement period are recorded as an asset or liability by the Fund and represent payments made or received upon entering into the OTC swap to compensate for differences between the stated terms of the OTC swap and prevailing market conditions relating to credit spreads, interest rates, currency exchange rates and other relevant factors as appropriate.  These upfront payments are recorded as a realized gain or loss upon termination or maturity of the OTC swap.  For centrally cleared swaps, daily changes in valuation are recorded as a receivable or payable, as appropriate, and received from or paid to the DCO on a daily basis until the contracts are terminated at which time a realized gain or loss is recorded.  The use of centrally cleared swaps may require a Fund to commit initial and variation margin that may otherwise not be required under an OTC swap.  A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss.  Net periodic payments received or paid by a Fund are included as part of realized gain or loss.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the unrealized gain or loss recorded by a Fund.  Such risks include that there is no liquid market for OTC swaps, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreement and that there may be unfavorable changes in interest rates or value of underlying securities.  Centrally cleared swaps involve to varying degrees, risk of loss in excess of the variation margin recorded by the Fund.

Interest Rate Swap Agreements - Interest rate swap agreements involve the exchange by a Fund with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal.  Forms of interest rate swap agreements that the Funds have entered into include:  fixed-for-floating rate swaps, under which a party agrees to pay a fixed rate in exchange for receiving a floating rate tied to a benchmark, floating-for-fixed rate swaps, under which a party agrees to pay a floating rate in exchange for receiving a fixed rate and floating-for-floating rate swaps, under which a party agrees to pay a floating rate in exchange for another floating rate.

A Fund’s maximum risk of loss from counterparty credit risk for an interest rate swap agreement is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent this amount is positive.

Cross-Currency Swap Agreements - Cross-currency swaps are interest rate swaps in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, based on the notional amounts of two different currencies.  The notional amounts are typically determined based on the spot exchange rates at the inception of the trade.  Cross-currency swaps may also involve an exchange of notional amounts at the start, during or at expiration of the contract, either at the current spot or another specified rate.  A Fund’s maximum risk of loss from counterparty credit risk is generally the aggregate unrealized gain netted against any collateral pledged by the counterparty.

Credit Default Swap Agreements - Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity, obligation or index.  As a seller of protection, a Fund will generally receive from the buyer of protection a premium in return for such protection and/or a fixed rate of income throughout the term of the swap if there is no credit event.  A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, restructuring, write-down, principal shortfall or interest shortfall.  As a seller, a Fund adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the credit default swap.  If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular credit default swap agreement, the Fund will either pay to the buyer of protection an amount equal to the notional amount of the credit default swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or pay a net settlement amount in the form of cash or securities equal to the notional amount of the credit default swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.  If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular credit default swap agreement, the Fund will either receive from the seller of protection an amount equal to the notional amount of the credit default swap and deliver the

Curian Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2013

referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or receive a net settlement amount in the form of cash or securities equal to the notional amount of the credit default swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.  Until a credit event occurs, recovery values are determined by market makers considering either industry standard recovery rates or entity specific factors and considerations.  When a credit event occurs, the recovery value is determined by a facilitated auction, administered by ISDA, whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

A Fund may use credit default swap agreements on corporate or sovereign issues to provide a measure of protection against defaults of an issuer (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.  If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation.  The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event.)

A Fund may use credit default swap agreements on credit indices to hedge a portfolio of credit default swap agreements or bonds, to protect investors owning bonds against default and to speculate on changes in credit quality.  A credit index is a basket of credit instruments or exposures designed to represent a portion of the credit market.  These indices consist of reference credits that are considered to be the liquid entities in the credit default swap market based on the index sector.  Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities and emerging market securities.  These components can be determined based upon various credit ratings within each sector.  Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates.  An index credit default swap references all the issuers in the index, and if there is a credit event, the credit event is settled based on that issuer’s weight in the index.  The composition of the indices changes periodically, usually every six months, and for most indices, each issuer has an equal weight in the index.

Either as a seller of protection or a buyer of protection of a credit default swap agreement, a Fund’s maximum risk of loss from counterparty risk is the fair value of the agreement.  The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement.  Notional amounts of all credit default swap agreements outstanding as of December 31, 2013, for which the Fund is the seller of protection, are disclosed in the Schedules of Investments.  These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Total Return Swap Agreements - Some total return swap agreements involve a commitment to pay periodic interest payments in exchange for a market linked return based on a security or a basket of securities.  To the extent the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty.   A Fund’s maximum risk of loss from counterparty credit risk for this type of total return swap agreement is the discounted net value of the cash flows to be received from or paid to the counterparty over the contract’s remaining life, to the extent this amount is positive.  Other total return swap agreements involve a right to receive the appreciation in value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon rate.  To the extent the underlying asset declines in value over the term of the swap, a Fund may also be required to pay the value of that decline to the counterparty.  A Fund’s maximum risk of loss from counterparty credit risk for this type of total return swap agreement is the value of the underlying security, index or other financial instrument.

FASB ASC Topic 815, “Derivatives and Hedging” and Financial Instruments Eligible for Offset - FASB ASC Topic 815 includes the requirement for enhanced qualitative disclosures about objectives and strategies for using derivative instruments and disclosures regarding credit related contingent features in derivative instruments; as well as quantitative disclosures in the semi-annual and annual financial statements about fair value, gains and losses, and volume of activity for derivative instruments.  Information about these instruments is disclosed in the context of each instrument’s primary underlying risk exposure which is categorized as credit, commodity, equity price, interest rate and foreign currency exchange rate risk.  The following disclosures include: (1) Objectives and strategies for each Fund’s derivative investments during the year. (2) A summary table (in thousands) of the fair valuations of each Fund’s derivative instruments categorized by risk exposure, which references the location on the Statements of Assets and Liabilities and the realized and unrealized gain or loss on the Statements of Operations for each derivative instrument as of December 31, 2013.  Funds which held only one type of derivative during the year are not included in the tables as the location on the Statements of Assets and Liabilities and the realized and unrealized gain loss on the Statements of Operations can be referenced directly on each Fund’s respective statements.  (3) A summary table (in thousands) of derivative instruments and certain investments of each Fund, which are subject to master netting agreements or a similar agreement and are eligible for offset in the Statements of Assets and Liabilities as of December 31, 2013.  For Funds which held only one type of derivative during the year, amounts eligible for offset are presented gross in the Statements of Assets and Liabilities.  Net exposure can be referenced in the assets and liabilities on the Statement of Assets and Liabilities and, if collateral exists, the net exposure is offset by collateral identified in the segregated or pledged collateral table.  (4) A table reflecting each Fund’s average monthly derivative volume (in thousands) for the year ended December 31, 2013.

Curian Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2013

Curian Dynamic Risk Advantage — Diversified Fund Derivative Strategies - The Fund entered into futures contracts as an efficient means of adjusting overall exposure to certain markets as part of its investment strategy.  The Fund entered into forward foreign currency contracts to achieve asset allocation as part of its overall investment strategy and to gain directional exposure to currencies.  The Fund entered into total return swap agreements as an efficient means of adjusting overall exposure to certain markets as part of its investment strategy.

Curian Dynamic Risk Advantage — Diversified Fund - Derivative Instruments Categorized by Risk Exposure

	Credit	Equity	Foreign Exchange	Interest Rate	Total
Fair values of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2013:
Assets:
Variation margin on financial derivative instruments	$—	$127	$—	$—	$127
Forward foreign currency contracts	—	—	744	—	744
Unrealized appreciation on OTC swap agreements	181	2,016	—	113	2,310
	$181	$2,143	$744	$113	$3,181
Liabilities:
Forward foreign currency contracts	$—	$—	$696	$—	$696
Unrealized depreciation on OTC swap agreements	—	—	—	7	7
	$—	$—	$696	$7	$703
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2013:
Net realized gain (loss) on:
Swap agreements	$859	$1,393	$—	$(2,682)	$(430)
Foreign currency related items	—	—	(1,888)	—	(1,888)
Futures contracts	—	4,006	—	388	4,394
	$859	$5,399	$(1,888)	$(2,294)	$2,076
Net change in unrealized appreciation (depreciation) on:
OTC swap agreements	$136	$1,510	$—	$22	$1,668
Foreign currency related items	—	—	597	—	597
Futures contracts and centrally cleared swap agreements	—	969	—	(213)	756
	$136	$2,479	$597	$(191)	$3,021

Curian Dynamic Risk Advantage — Diversified Fund - Derivative and Financial Instruments Eligible for Offset

	Gross Amount Presented in the Statements of Assets and	Financial			Total Collateral (7)
	Liabilities (3)	Instruments (4)	Collateral (5)	Net Amount (6)	Cash	Security
Derivative Assets by Counterparty*
BOA	$1,613	$—	$(1,204)	$409	$—	$1,204
CCI	744	(696)	—	48	—	—
GSI	607	—	(530)	77	530	—
JPM	90	(7)	—	83	—	—
Derivatives eligible for offset	$3,054	$(703)	$(1,734)	$617
Derivatives not eligible for offset	127				$—	$—
	$3,181

Derivative Liabilities by Counterparty*
CCI	$696	$(696)	$—	$—	$—	$—
JPM	7	(7)	—	—	—	—
Derivatives eligible for offset	$703	$(703)	$—	$—
Derivatives not eligible for offset	—				$6,410	$1,904
	$703

Curian Dynamic Risk Advantage — Diversified Fund - Average Derivative Volume(1)

	Cost of Options Purchased and Written	Notional Value at Purchase of Futures Contracts	Cost of Forward Foreign Currency Contracts	Notional Amount of Interest Rate Swap Agreements	Notional Amount of Credit Default Swap Agreements	Notional Amount of Total Return Swap Agreements
Average monthly volume	$—	$109,673	$206,344	$—	$—	$117,626

Curian Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2013

Curian Dynamic Risk Advantage — Growth Fund Derivative Strategies - The Fund entered into futures contracts as an efficient means of adjusting overall exposure to certain markets as part of its investment strategy.  The Fund entered into forward foreign currency contracts to achieve asset allocation as part of its overall investment strategy and to gain directional exposure to currencies.  The Fund entered into total return swap agreements as an efficient means of adjusting overall exposure to certain markets as part of its investment strategy.

Curian Dynamic Risk Advantage — Growth Fund - Derivative Instruments Categorized by Risk Exposure

	Credit	Equity	Foreign Exchange	Interest Rate	Total
Fair values of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2013:
Assets:
Variation margin on financial derivative instruments(9)	$—	$110	$—	$—	$110
Forward foreign currency contracts	—	—	—	—	—
Unrealized appreciation on OTC swap agreements	—	—	—	—	—
OTC swap premiums paid	—	—	—	—	—
	$—	$110	$—	$—	$110
Liabilities:
Variation margin on financial derivative instruments	$—	$—	$—	$—	$—
Forward foreign currency contracts	—	—	—	—	—
Unrealized depreciation on OTC swap agreements	—	218	—	—	218
OTC swap premiums received	—	—	—	—	—
	$—	$218	$—	$—	$218
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2013:
Net realized gain (loss) on:
Swap agreements	$—	$(848)	$—	$—	$(848)
Foreign currency related items	—	—	(462)	—	(462)
Futures contracts	—	3,183	—	94	3,277
	$—	$2,335	$(462)	$94	$1,967
Net change in unrealized appreciation (depreciation) on:
OTC swap agreements	$—	$(94)	$—	$—	$(94)
Foreign currency related items	—	—	(20)	—	(20)
Futures contracts and centrally cleared swap agreements	—	733	—	(40)	693
	$—	$639	$(20)	$(40)	$579

Curian Dynamic Risk Advantage — Growth Fund - Derivative and Financial Instruments Eligible for Offset

	Gross Amount Presented in the Statements of Assets and	Financial			Total Collateral (7)
	Liabilities (3)	Instruments (4)	Collateral (5)	Net Amount (6)	Cash	Security
Derivative Liabilities by Counterparty*
BOA	$79	$—	$—	$79	$—	$—
CGM	115	—	—	115	—	—
GSI	24	—	—	24	—	—
Derivatives eligible for offset	$218	$—	$—	$218
Derivatives not eligible for offset	—				$—	$1,365
	$218

Curian Dynamic Risk Advantage — Growth Fund - Average Derivative Volume(1)

	Cost of Options Purchased and Written	Notional Value at Purchase of Futures Contracts	Cost of Forward Foreign Currency Contracts	Notional Amount of Interest Rate Swap Agreements	Notional Amount of Credit Default Swap Agreements	Notional Amount of Total Return Swap Agreements
Average monthly volume	$—	$48,897	$5,972	$—	$—	$10,006

Curian Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2013

Curian/AQR Risk Parity Fund Derivative Strategies - The Fund entered into futures contracts to manage exposure to or hedge changes in securities prices and interest rates, to gain exposure to certain markets, to manage cash flows, to replicate treasury bond positions, as an efficient means of adjusting overall exposure to certain markets as part of its investment strategy and as a substitute for investment in physical securities.  The Fund entered into forward foreign currency contracts to gain directional exposure to currencies as part of its overall investment strategy, to create foreign currency exposure in U.S. dollar cash balances, to minimize foreign currency exposure on investment securities denominated in foreign currencies and as a means of risk management.  The Fund entered into total return swap agreements to manage exposure to or hedge changes in securities prices and interest rates, as a substitute for investment in physical securities and as an efficient means of adjusting overall exposure to certain markets as part of its investment strategy.

Curian/AQR Risk Parity Fund - Derivative Instruments Categorized by Risk Exposure

	Commodity	Equity	Foreign Exchange	Interest Rate	Total
Fair values of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2013:
Assets:
Variation margin on financial derivative instruments	$1,369	$287	$—	$29	$1,685
Forward foreign currency contracts	—	—	308	—	308
Unrealized appreciation on OTC swap agreements	87	481	—	—	568
OTC swap premiums paid	—	—	—	—	—
	$1,456	$768	$308	$29	$2,561
Liabilities:
Variation margin on financial derivative instruments	$369	$5	$—	$90	$464
Forward foreign currency contracts	—	—	1,100	—	1,100
Unrealized depreciation on OTC swap agreements	534	—	—	2,178	2,712
OTC swap premiums received	—	—	—	—	—
	$903	$5	$1,100	$2,268	$4,276
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2013:
Net realized gain (loss) on:
Swap agreements	$233	$(474)	$—	$1,151	$910
Foreign currency related items	—	—	(2,565)	—	(2,565)
Futures contracts	(632)	2,808	—	2,992	5,168
	$(399)	$2,334	$(2,565)	$4,143	$3,513
Net change in unrealized appreciation (depreciation) on:
OTC swap agreements	$(447)	$481	$—	$(2,178)	$(2,144)
Foreign currency related items	—	—	(792)	—	(792)
Futures contracts and centrally cleared swap agreements	(728)	4,628	—	(3,090)	810
	$(1,175)	$5,109	$(792)	$(5,268)	$(2,126)

Curian/AQR Risk Parity Fund - Derivative and Financial Instruments Eligible for Offset

	Gross Amount Presented in the Statements of Assets and	Financial			Total Collateral (7)
	Liabilities (3)	Instruments (4)	Collateral (5)	Net Amount (6)	Cash	Security
Derivative Assets by Counterparty*
BCL	$87	$(87)	$—	$—	$—	$—
BOA	481	(481)	—	—	—	—
RBS	308	(308)	—	—	—	—
Derivatives eligible for offset	$876	$(876)	$—	$—
Derivatives not eligible for offset	1,685				$—	$—
	$2,561

Derivative Liabilities by Counterparty*
BCL	$534	$(87)	$(447)	$—	$3,030	$—
BOA	2,178	(481)	(1,697)	—	2,050	—
RBS	1,100	(308)	(792)	—	3,510	—
Derivatives eligible for offset	$3,812	$(876)	$(2,936)	$—
Derivatives not eligible for offset	464				$11,916	$—
	$4,276

Curian/AQR Risk Parity Fund - Average Derivative Volume(1)

	Cost of Options Purchased and Written	Notional Value at Purchase of Futures Contracts	Cost of Forward Foreign Currency Contracts	Notional Amount of Interest Rate Swap Agreements	Notional Amount of Credit Default Swap Agreements	Notional Amount of Total Return Swap Agreements
Average monthly volume	$—	$397,064	$166,394	$—	$—	$166,470

Curian Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2013

Curian/BlackRock Global Long Short Credit Fund Derivative Strategies - The Fund entered into options contracts as a means of risk management and as an efficient means of adjusting overall exposure to certain markets as part of its investment strategy.  The Fund entered into futures contracts to manage exposure to or hedge changes in security prices and interest rates and as a means of risk management.  The Fund entered into forward foreign currency contracts to minimize foreign currency exposure on investment securities denominated in foreign currencies and as a means of risk management.  The Fund entered into credit default swap agreements to provide a measure of protection against defaults of issuers, to manage credit exposure, as a substitute for investment in physical securities, to speculate on changes in credit quality, to hedge a portfolio of credit default swap agreements or bonds, and used in combination with cash bonds exposure (1) to take advantage of spread variances between cash bonds and the credit default swap agreement or (2) to hedge the underlying exposure to the cash bonds. The Fund entered into total return swap agreements to manage exposure to or hedge changes in securities prices and as a substitute for investment in physical securities.

Curian/BlackRock Global Long Short Credit Fund - Derivative Instruments Categorized by Risk Exposure

	Credit	Equity	Foreign Exchange	Interest Rate	Total
Fair values of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2013:
Assets:
Investments — unaffiliated, at value(2)	$—	$245	$—	$—	$245
Variation margin on financial derivative instruments	—	—	—	19	19
Forward foreign currency contracts	—	—	19	—	19
Unrealized appreciation on OTC swap agreements	1,343	—	—	—	1,343
OTC swap premiums paid	1,847	—	—	—	1,847
	$3,190	$245	$19	$19	$3,473
Liabilities:
Variation margin on financial derivative instruments	$24	$5	$—	$3	$32
Options written, at value	—	10	—	—	10
Forward foreign currency contracts	—	—	2,854	—	2,854
Unrealized depreciation on OTC swap agreements	1,856	122	—	—	1,978
OTC swap premiums received	1,815	—	—	—	1,815
	$3,695	$137	$2,854	$3	$6,689
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2013:
Net realized gain (loss) on:
Unaffiliated investments(2)	$(256)	$(119)	$—	$—	$(375)
Swap agreements	(547)	(35)	—	—	(582)
Foreign currency related items	—	—	(4,182)	—	(4,182)
Futures contracts	—	(251)	—	223	(28)
Written option contracts	59	72	—	—	131
	$(744)	$(333)	$(4,182)	$223	$(5,036)
Net change in unrealized appreciation (depreciation) on:
Investments(2)	$—	$(106)	$—	$—	$(106)
OTC swap agreements	(513)	(122)	—	—	(635)
Foreign currency related items	—	—	(2,835)	—	(2,835)
Futures contracts and centrally cleared swap agreements	(350)	(3)	—	980	627
Written option contracts	—	40	—	—	40
	$(863)	$(191)	$(2,835)	$980	$(2,909)

Curian/BlackRock Global Long Short Credit Fund - Derivative and Financial Instruments Eligible for Offset

	Gross Amount Presented in the Statements of Assets and	Financial			Total Collateral (7)
	Liabilities (3)	Instruments (4)	Collateral (5)	Net Amount (6)	Cash	Security
Derivative Assets by Counterparty*
BBP†	$217	$(149)	$—	$68	$—	$—
BNP	37	(37)	—	—	—	—
BOA	57	(57)	—	—	—	—
CIT	50	(50)	—	—	—	—
CSI	503	(93)	—	410	—	—
DUB	171	(110)	—	61	—	—
GSI	144	(37)	—	107	—	—
JPM	149	(149)	—	—	—	—
MSS	36	—	—	36	—	—
Derivatives eligible for offset	$1,364	$(682)	$—	$682
Derivatives not eligible for offset	2,109				$—	$—
	$3,473

Derivative Liabilities by Counterparty*
BBP†	$2,907	$(149)	$(2,300)	$458	$2,300	$—
BNP	256	(37)	—	219	—	—

Curian Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2013

Curian/BlackRock Global Long Short Credit Fund - Derivative and Financial Instruments Eligible for Offset (continued)

	Gross Amount Presented in the Statements of Assets and	Financial			Total Collateral (7)
	Liabilities (3)	Instruments (4)	Collateral (5)	Net Amount (6)	Cash	Security
Derivative Liabilities by Counterparty* (continued)
BOA	$149	$(57)	$—	$92	$—	$—
CIT	957	(50)	(600)	307	600	—
CSI	93	(93)	—	—	—	—
DUB	110	(110)	—	—	—	—
GSB	63	—	—	63	—	—
GSI	37	(37)	—	—	—	—
JPM	260	(149)	—	111	—	—
Derivatives eligible for offset	$4,832	$(682)	$(2,900)	$1,250
Derivatives not eligible for offset	1,857				$3,825	$—
	$6,689

Curian/BlackRock Global Long Short Credit Fund - Average Derivative Volume(1)

	Cost of Options Purchased and Written	Notional Value at Purchase of Futures Contracts	Cost of Forward Foreign Currency Contracts	Notional Amount of Interest Rate Swap Agreements	Notional Amount of Credit Default Swap Agreements	Notional Amount of Total Return Swap Agreements
Average monthly volume	$266	$57,835	$98,268	$—	$14,638	$717

†       Some ISDA Master Agreements may contain a set-off provision allowing the Fund to offset a net amount payable by the Fund upon a default of its counterparty with amounts due to the Fund under another contract with the same counterparty.  Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.  For example, notwithstanding what contractual rights may be included in an ISDA Master Agreement, such laws may prohibit the Fund from setting off amounts owed to a defaulting counterparty under an ISDA Master Agreement against amounts owed to the Fund by affiliates of the defaulting counterparty.  The insolvency regimes of many jurisdictions do, however, generally permit set off of simultaneous payables and receivables under certain types of financial contracts between the same legal entities upon a default of one of the entities, regardless of the existence of a contractual set off right in those contracts.

Curian Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2013

Curian/Eaton Vance Global Macro Absolute Return Advantage Fund Derivative Strategies - The Fund entered into options contracts to manage exposure to or hedge changes in securities prices, interest rates, foreign currencies and inflation, as a directional investment, as a substitute for investment in physical securities, as an efficient means of adjusting overall exposure to certain markets and as part of its overall investment strategy.  The Fund entered into futures contracts to manage exposure to or hedge changes in security prices, interest rates and foreign currency rates, to gain exposure to certain markets, to replicate treasury bond positions, as an efficient means of adjusting overall exposure to certain markets as part of its investment strategy, as a substitute for investment in physical securities and as a means of risk management.  The Fund entered into forward foreign exchange contracts to hedge foreign currency exposure between trade date and settlement date on investment security purchases and sales, to gain directional exposure to currencies, to create foreign currency exposure in U.S. dollar cash balances, to minimize foreign currency exposure on investment securities denominated in foreign currencies, as part of its overall investment strategy and as a means of risk management.  The Fund entered into interest rate swap agreements to manage duration, to execute yield curve, swap spread and sovereign relative value trades, to gain or limit exposure to a country’s interest rates, to hedge against the risk that the value of fixed rate bond investments will decrease/increase as interest rates rise/fall, to manage interest rate and yield curve exposure and as a substitute for investment in physical securities.  The Fund entered into cross-currency swap agreements to minimize foreign currency exposure on investment securities denominated in foreign currencies, to gain directional exposure to currencies, as a means of risk management and as part of its overall investment strategy.  The Fund entered into credit default swap agreements to provide a measure of protection against defaults of issuers, to manage duration at the cross sector level, to manage credit exposure, as a substitute for investment in physical securities, to speculate on changes in credit quality and to hedge a portfolio of credit default swap agreements or bonds and used in combination with cash bonds exposure (1) to take advantage of spread variances between cash bonds and the credit default swap agreement or (2) to hedge the underlying exposure to the cash bonds. The Fund entered into total return swap agreements as a substitute for investment in physical securities and as an efficient means of adjusting overall exposure to certain markets as part of its investment strategy.

Curian/Eaton Vance Global Macro Absolute Return Advantage Fund - Derivative Instruments Categorized by Risk Exposure

	Credit	Equity	Foreign Exchange	Interest Rate	Total
Fair values of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2013:
Assets:
Investments — unaffiliated, at value(2)	$—	$—	$57	$—	$57
Variation margin on financial derivative instruments	—	43	—	112	155
Forward foreign currency contracts	—	—	6,817	—	6,817
Unrealized appreciation on OTC swap agreements	1,477	197	4,127	1	5,802
OTC swap premiums paid	10,549	—	—	—	10,549
	$12,026	$240	$11,001	$113	$23,380
Liabilities:
Variation margin on financial derivative instruments	$—	$—	$—	$—	$—
Options written, at value	—	—	667	—	667
Forward foreign currency contracts	—	—	9,235	—	9,235
Unrealized depreciation on OTC swap agreements	2,658	—	—	914	3,572
OTC swap premiums received	3,292	—	—	—	3,292
	$5,950	$—	$9,902	$914	$16,766
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2013:
Net realized gain (loss) on:
Unaffiliated investments(2)	$—	$(63)	$(479)	$—	$(542)
Swap agreements	(394)	(103)	1,449	(5,904)	(4,952)
Foreign currency related items	—	—	(19,947)	—	(19,947)
Futures contracts	—	(397)	—	2,184	1,787
Written option contracts	—	—	—	—	—
	$(394)	$(563)	$(18,977)	$(3,720)	$(23,654)
Net change in unrealized appreciation (depreciation) on:
Investments(2)	$—	$—	$(577)	$—	$(577)
OTC swap agreements	(1,182)	197	4,128	(913)	2,230
Foreign currency related items	—	—	(2,418)	—	(2,418)
Futures contracts and centrally cleared swap agreements	—	435	—	871	1,306
Written option contracts	—	—	(69)	—	(69)
	$(1,182)	$632	$1,064	$(42)	$472

Curian/Eaton Vance Global Macro Absolute Return Advantage Fund - Derivative and Financial Instruments Eligible for Offset

	Gross Amount Presented in the Statements of Assets and	Financial			Total Collateral (7)
	Liabilities (3)	Instruments (4)	Collateral (5)	Net Amount (6)	Cash	Security
Derivative Assets by Counterparty*
BNP	$682	$(682)	$—	$—	$—	$1,864
BOA	1,048	(1,048)	—	—	—	—
CGM	427	(427)	—	—	—	—
CIT	704	(595)	(46)	63	46	—
DUB	652	(652)	—	—	950	—
GSC	2,204	(2,204)	—	—	—	3,564
GSI	92	(92)	—	—	—	—

Curian Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2013

	Gross Amount Presented in the Statements of Assets and	Financial			Total Collateral (7)
	Liabilities (3)	Instruments (4)	Collateral (5)	Net Amount (6)	Cash	Security
Derivative Assets by Counterparty* (continued)
JPM	$4,877	$(2,920)	$(940)	$1,017	$940	$—
MSC	675	(222)	(444)	9	—	444
SCB	1,315	(1,315)	—	—	—	—
Derivatives eligible for offset	$12,676	$(10,157)	$(1,430)	$1,089
Derivatives not eligible for offset	10,704				$—	$—
	$23,380

Derivative Liabilities by Counterparty*
BNP	$773	$(682)	$—	$91	$—	$—
BOA	2,327	(1,048)	(1,279)	—	—	1,518
CGM	503	(427)	—	76	—	—
CIT	595	(595)	—	—	—	—
DUB	1,103	(652)	—	451	—	—
GSC	2,292	(2,204)	—	88	—	—
GSI	904	(92)	—	812	—	—
JPM	2,920	(2,920)	—	—	—	—
MSC	222	(222)	—	—	—	—
SCB	1,835	(1,315)	(453)	67	—	453
Derivatives eligible for offset	$13,474	$(10,157)	$(1,732)	$1,585
Derivatives not eligible for offset	3,292				$—	$2,275
	$16,766

Curian/Eaton Vance Global Macro Absolute Return Advantage Fund - Average Derivative Volume(1)

	Cost of Options Purchased and Written	Notional Value at Purchase of Futures Contracts	Cost of Forward Foreign Currency Contracts	Notional Amount of Interest Rate Swap Agreements	Notional Amount of Cross Currency Swap Agreements	Notional Amount of Credit Default Swap Agreements	Notional Amount of Total Return Swap Agreements
Average monthly volume	$1,665	$179,811	$959,274	$165,283	$71,764	$195,247	$3,521

Curian Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2013

Curian Long Short Credit Fund Derivative Strategies - The Fund entered into futures contracts to manage exposure to or hedge changes in interest and foreign currency rates.  The Fund entered into credit default swap agreements to provide a measure of protection against defaults of issuers, to manage credit exposure and as a substitute for investment in physical securities.

Curian Long Short Credit Fund - Derivative Instruments Categorized by Risk Exposure

	Credit	Equity	Foreign Exchange	Interest Rate	Total
Fair values of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2013:
Assets:
Variation margin on financial derivative instruments	$38	$—	$2	$319	$359
Unrealized appreciation on OTC swap agreements	68	—	—	—	68
OTC swap premiums paid	697	—	—	—	697
	$803	$—	$2	$319	$1,124
Liabilities:
Variation margin on financial derivative instruments	$—	$—	$—	$—	$—
Unrealized depreciation on OTC swap agreements	147	—	—	—	147
OTC swap premiums received	1,319	—	—	—	1,319
	$1,466	$—	$—	$—	$1,466
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2013:
Net realized gain (loss) on:
Swap agreements	$284	$—	$—	$—	$284
Futures contracts	—	—	(51)	1,961	1,910
	$284	$—	$(51)	$1,961	$2,194
Net change in unrealized appreciation (depreciation) on:
OTC swap agreements	$(79)	$—	$—	$—	$(79)
Futures contracts and centrally cleared swap agreements	534	—	(4)	3,413	3,943
	$455	$—	$(4)	$3,413	$3,864

Curian Long Short Credit Fund - Derivative and Financial Instruments Eligible for Offset

	Gross Amount Presented in the Statements of Assets and	Financial			Total Collateral (7)
	Liabilities (3)	Instruments (4)	Collateral (5)	Net Amount (6)	Cash	Security
Derivative Assets by Counterparty*
CGM	$53	$(53)	$—	$—	$—	$—
JPM	4	(4)	—	—	—	—
MSC	11	(11)	—	—	—	—
Derivatives eligible for offset	$68	$(68)	$—	$—
Derivatives not eligible for offset	1,056				$—	$—
	$1,124

Derivative Liabilities by Counterparty*
CGM	$81	$(53)	$—	$28	$—	$—
JPM	31	(4)	—	27	—	—
MSC	35	(11)	(24)	—	356	—
Derivatives eligible for offset	$147	$(68)	$(24)	$55
Derivatives not eligible for offset	1,319				$3,455	$—
	$1,466

Curian Long Short Credit Fund - Average Derivative Volume(1)

	Cost of Options Purchased and Written	Notional Value at Purchase of Futures Contracts	Cost of Forward Foreign Currency Contracts	Notional Amount of Interest Rate Swap Agreements	Notional Amount of Credit Default Swap Agreements	Notional Amount of Total Return Swap Agreements
Average monthly volume	$—	$144,112	$—	$—	$32,444	$—

Curian Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2013

Curian/PIMCO Credit Income Fund Derivative Strategies - The Fund entered into options contracts to manage exposure to or hedge changes in interest rates and inflation.  The Fund entered into futures contracts to manage exposure to or hedge changes in interest rates.  The Fund entered into forward foreign currency contracts to minimize foreign currency exposure on investment securities denominated in foreign currencies and as part of its overall investment strategy.  The Fund entered into interest rate swap agreements to manage duration, to manage interest rate and yield curve exposure and as a substitute for investment in physical securities.  The Fund entered into credit default swap agreements to manage credit exposure.

Curian/PIMCO Credit Income Fund - Derivative Instruments Categorized by Risk Exposure

	Credit	Equity	Foreign Exchange	Interest Rate	Total
Fair values of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2013:
Assets:
Investments — unaffiliated, at value(2)	$—	$—	$—	$16	$16
Variation margin on financial derivative instruments	8	—	—	1	9
Forward foreign currency contracts	—	—	22	—	22
Unrealized appreciation on OTC swap agreements	138	—	—	—	138
OTC swap premiums paid	30	—	—	5	35
	$176	$—	$22	$22	$220
Liabilities:
Variation margin on financial derivative instruments	$—	$2	$—	$18	$20
Options written, at value	5	—	—	72	77
Forward foreign currency contracts	—	—	48	—	48
Unrealized depreciation on OTC swap agreements	1	—	—	255	256
OTC swap premiums received	122	—	—	18	140
	$128	$2	$48	$363	$541
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2013:
Net realized gain (loss) on:
Unaffiliated investments(2)	$—	$—	$—	$—	$—
Swap agreements	560	—	—	(191)	369
Foreign currency related items	—	—	(94)	—	(94)
Futures contracts		—	—	12	12
Written option contracts	9	—	2	63	74
	$569	$—	$(92)	$(116)	$361
Net change in unrealized appreciation (depreciation) on:
Investments(2)	$—	$—	$—	$8	$8
OTC swap agreements	35	—	—	(259)	(224)
Foreign currency related items	—	—	9	—	9
Futures contracts and centrally cleared swap agreements	154	—	—	(78)	76
Written option contracts	2	—	—	(21)	(19)
	$191	$—	$9	$(350)	$(150)

Curian/PIMCO Credit Income Fund - Derivative and Financial Instruments Eligible for Offset

	Gross Amount Presented in the Statements of Assets and	Financial			Total Collateral (7)
	Liabilities (3)	Instruments (4)	Collateral (5)	Net Amount (6)	Cash	Security
Derivative Assets by Counterparty*
BBP	$18	$—	$—	$18	$—	$—
BNP	2	(2)	—	—	—	—
BOA	15	(15)	—	—	—	—
CIT	16	(5)	—	11	—	—
CSI	51	—	—	51	—	—
DUB	39	(39)	—	—	—	—
GSC	3	—	—	3	—	—
GSI	19	—	—	19	—	—
JPM	4	(1)	—	3	—	—
MSC	4	—	—	4	—	—
MSS	4	—	(4)	—	16	—
UBS	1	(1)	—	—	—	—
Derivatives eligible for offset	$176	$(63)	$(4)	$109
Derivatives not eligible for offset	44				$—	$—
	$220

Derivative Liabilities by Counterparty*
BCL	$16	$—	$—	$16	$	$
BNP	4	(2)	—	2	—	—
BOA	161	(15)	—	146	—	—
CIT	5	(5)	—	—	—	—
DUB	109	(39)	(70)	—	—	271
GSB	81	—	—	81	—	—

Curian Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2013

	Gross Amount Presented in the Statements of Assets and	Financial			Total Collateral (7)
	Liabilities (3)	Instruments (4)	Collateral (5)	Net Amount (6)	Cash	Security
Derivative Liabilities by Counterparty* (continued)
JPM	$1	$(1)	$—	$—	$—	$—
UBS	4	(1)	—	3	—	—
Derivatives eligible for offset	$381	$(63)	$(70)	$248
Derivatives not eligible for offset	160				$281	$411
	$541

	Gross Amount Presented in the Statements of Assets and	Financial			Total Collateral (7)
	Liabilities (8)	Instruments (4)	Collateral (5)	Net Amount (8)	Cash	Security
Master Forward Agreement Transaction Assets by Counterparty*
CSI	$993	$(993)	$—	$—	$—	$—

Master Forward Agreement Transaction Liabilities by Counterparty*
CSI	$995	$(993)	$—	$2	$—	$—

Curian/PIMCO Credit Income Fund - Average Derivative Volume(1)

	Cost of Options Purchased and Written	Notional Value at Purchase of Futures Contracts	Cost of Forward Foreign Currency Contracts	Notional Amount of Interest Rate Swap Agreements	Notional Amount of Credit Default Swap Agreements	Notional Amount of Total Return Swap Agreements
Average monthly volume	$53	$26,946	$6,533	$5,962	$9,882	$—

Curian Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2013

Curian/UBS Global Long Short Fixed Income Opportunities Fund Derivative Strategies - The Fund entered into options contracts to manage its exposure to or hedge changes in securities prices, interest rates, foreign currencies, credit default swap valuations and interest rate swap valuations, as a means of risk management, as an efficient means of adjusting overall exposure to certain markets and as part of its overall investments strategy.  The Fund entered into futures contracts to manage exposure to or hedge changes in securities prices and interest rates, to gain exposure to certain markets, to replicate treasury bond positions, as an efficient means of adjusting overall exposure to certain markets as part of its investment strategy, as a substitute for investment in physical securities and as a means of risk management.  The Fund entered into forward foreign currency contracts to gain directional exposure to currencies as part of its overall investment strategy, to create foreign currency exposure in U.S. dollar cash balances, to minimize foreign currency exposure on investment securities denominated in foreign currencies and as a means of risk management.  The Fund entered into interest rate swap agreements to manage duration, to execute yield curve, swap spread and sovereign relative value trades, to express views on a country’s interest rates, to hedge against the risk that the value of fixed rate bond investments will decrease/increase as interest rates rise/fall and to manage interest rate and yield curve exposure.  The Fund entered into cross-currency swap agreements to gain directional exposure to currencies and as a means of risk management.  The Fund entered into credit default swap agreements to provide a measure of protection against defaults of issuers, to manage duration at the cross sector level, to manage credit exposure, as a substitute for investment in physical securities, to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default and to hedge a portfolio of credit default swap agreements or bonds and used in combination with cash bonds exposure (1) to take advantage of spread variances between cash bonds and the credit default swap agreement or (2) to hedge the underlying exposure to the cash bonds.  The Fund entered into total return swap agreements to manage exposure to or hedge changes in securities prices and interest rates, as a substitute for investment in physical securities and as an efficient means of adjusting overall exposure to certain markets as part of its overall investment strategy.

Curian/UBS Global Long Short Fixed Income Opportunities Fund - Derivative Instruments Categorized by Risk Exposure

	Credit	Equity	Foreign Exchange	Interest Rate	Total
Fair values of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2013:
Assets:
Investments — unaffiliated, at value(2)	$—	$—	$—	$4,461	$4,461
Variation margin on financial derivative instruments	—	—	—	244	244
Forward foreign currency contracts	—	—	433	—	433
Unrealized appreciation on OTC swap agreements	234	—	312	3,649	4,195
OTC swap premiums paid	111	—	—	—	111
	$345	$—	$745	$8,354	$9,444
Liabilities:
Variation margin on financial derivative instruments	$61	$—	$—	$79	$140
Options written, at value	—	—	—	2,813	2,813
Forward foreign currency contracts	—	—	331	—	331
Unrealized depreciation on OTC swap agreements	1,232	9	292	112	1,645
OTC swap premiums received	1,605	—	—	35	1,640
	$2,898	$9	$623	$3,039	$6,569
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2013:
Net realized gain (loss) on:
Unaffiliated investments(2)	$—	$—	$—	$(1,426)	$(1,426)
Swap agreements	(605)	(12)	(19)	(79)	(715)
Foreign currency related items	—	—	(454)		(454)
Futures contracts	—	—	—	126	126
Written option contracts	—	—	—	685	685
	$(605)	$(12)	$(473)	$(694)	$(1,784)
Net change in unrealized appreciation (depreciation) on:
Investments(2)	$—	$—	$—	$71	$71
OTC swap agreements	(998)	—	20	3,528	2,550
Foreign currency related items	—	—	102	—	102
Futures contracts and centrally cleared swap agreements	(1,303)	—	—	381	(922)
Written option contracts	—	—	—	(325)	(325)
	$(2,301)	$—	$122	$3,655	$1,476

Curian/UBS Global Long Short Fixed Income Opportunities Fund - Derivative and Financial Instruments Eligible for Offset

	Gross Amount Presented in the Statements of Assets and	Financial			Total Collateral (7)
	Liabilities (3)	Instruments (4)	Collateral (5)	Net Amount (6)	Cash	Security
Derivative Assets by Counterparty*
BBP	$4,517	$(2,562)	$(1,173)	$782	$—	$1,173
BCL	403	(13)	—	390	—	—
BOA	2,160	(387)	(1,460)	313	1,460	—
CIT	124	(124)	—	—	—	—
CSI	10	—	—	10	—	—
DUB	20	(20)	—	—	—	—

Curian Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2013

Curian/UBS Global Long Short Fixed Income Opportunities Fund - Derivative and Financial Instruments Eligible for Offset (continued)

	Gross Amount Presented in the Statements of Assets and	Financial			Total Collateral (7)
	Liabilities (3)	Instruments (4)	Collateral (5)	Net Amount (6)	Cash	Security
Derivative Assets by Counterparty* (continued)
JPM	$409	$(271)	$—	$138	$—	$—
MSC	105	(105)	—	—	—	—
Derivatives eligible for offset	$7,748	$(3,482)	$(2,633)	$1,633
Derivatives not eligible for offset	1,696				$—	$—
	$9,444

Derivative Liabilities by Counterparty*
BBP	$2,562	$(2,562)	$—	$—	$—	$—
BCL	13	(13)	—	—
BOA	387	(387)	—	—	—	—
CIT	454	(124)	(330)	—	—	1,130
DUB	223	(20)	—	203
JPM	271	(271)	—	—
MSC	279	(105)	—	174	—	—
Derivatives eligible for offset	$4,189	$(3,482)	$(330)	$377
Derivatives not eligible for offset	2,380				$3,196	$—
	$6,569

Curian/UBS Global Long Short Fixed Income Opportunities Fund - Average Derivative Volume(1)

	Cost of Options Purchased and Written	Notional Value at Purchase of Futures Contracts	Cost of Forward Foreign Currency Contracts	Notional Amount of Interest Rate Swap Agreements	Notional Amount of Cross Currency Swap Agreements	Notional Amount of Credit Default Swap Agreements	Notional Amount of Total Return Swap Agreements
Average monthly volume	$4,436	$102,899	$49,502	$369,812	$28,368	$67,791	$9

(1) The derivative instruments outstanding as of December 31, 2013, as disclosed in the Schedules of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the year ended December 31, 2013, as disclosed in the Statements of Operations, also serve as indicators of the derivative volume for the Funds.

(2) Purchased options market value is reflected in Investments - unaffiliated, at value.  Realized gain (loss) and change in unrealized appreciation (depreciation) on purchased options are reflected in realized gain (loss) on unaffiliated investments and change in unrealized appreciation (depreciation) on investments, respectively, in the Statements of Operations.

(3) Amounts eligible for offset are presented gross in the Statements of Assets and Liabilities.

(4) Financial instruments eligible for offset but not offset in the Statements of Assets and Liabilities.

(5) Cash and security collateral not offset in the Statements of Assets and Liabilities.  For derivative assets and liabilities, amounts do not reflect over-collateralization.

(6) For assets, net amount represents the amount payable by the counterparty to the Fund in the event of default.  For liabilities, net amount represents the amount payable by the Fund to the counterparty in the event of default.

(7) Cash and security collateral pledged or segregated for derivative investments.  For assets, amount reflects collateral received from or segregated by the counterparty.  For liabilities, amount reflects collateral pledged or segregated by the Fund.  Collateral for derivatives not eligible for offset includes amounts pledged for margin purposes.

(8) Investment liabilities and assets include delayed delivery securities and secured borrowings.  Liabilities reflect amounts payable to the counterparty for the cost of the investment, assets reflect the market value of the investment and the net amount reflects net unrealized gain or loss.  The net unrealized gain or loss constitutes the amount which is subject to margin or collateral requirements as required under the Master Forward Agreement.

(9) All derivative assets or liabilities for this Fund are not eligible for offset, and a Derivative and Financial Instruments Eligible for Offset table is not presented for the asset or liability, as applicable.

* Counterparties are defined on page 177 in the Schedules of Investments.

The derivative strategy for Funds which held only one type of derivative during the year is as follows:  Curian/Baring International Fixed Income Fund entered into forward foreign currency contracts to gain directional exposure to currencies as part of its overall investment strategy, to minimize foreign currency exposure on investment securities denominated in foreign currencies, to reduce currency deviations from its benchmark and as a means of risk management.  Curian/FAMCO Flex Core Covered Call Fund entered into options contracts to manage exposure to or hedge changes in securities prices, to generate income and as a part of its overall investment strategy.  Curian/Neuberger Berman Currency Fund entered into forward foreign currency contracts to gain directional exposure to currencies as part of its overall investment strategy.  Curian/T. Rowe Price Capital Appreciation Fund entered into options contracts to manage its exposure to or hedge changes in securities prices, to generate income and as a part of its overall investment strategy.

The derivative instruments outstanding as of December 31, 2013, as disclosed in the Schedules of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the year ended December 31, 2013, as disclosed in the Statements of Operations, also serve as indicators of the derivative volume for the Funds.  For Funds which held only one type of derivative and which had significant activity in the derivative indicated during the year, the average derivative volume (in thousands) is as follows:

	Cost of Options Purchased and Written	Cost of Forward Foreign Currency Contracts
Curian/Baring International Fixed Income Fund	$—	$11,267
Curian/FAMCO Covered Call Fund	1,551	—
Curian/Neuberger Berman Currency Fund	—	1,274,893

Curian Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2013

Pledged or Segregated Collateral - The following table summarizes cash and securities collateral (in thousands) for Funds for which collateral exists but was not presented in a Derivative and Financial Instruments Eligible for Offset table:

	Prime Broker	Counterparties	Securities Sold Short Securities Collateral Pledged	Securities Sold Short Securities Collateral Received	Securities Sold Short Cash Collateral Received	Repurchase Agreement Securities Collateral Received
Curian/BlackRock Global Long Short Credit Fund	N/A	BBP, BCL, CGM, CSI, DUB, MSC	$—	$272	$601	$9,157
Curian/Nicholas Convertible Arbitrage Fund	UBS	N/A	112,937	—	—	—
Curian/PineBridge Merger Arbitrage Fund	CSI	N/A	12,000	—	—	—
Curian/The Boston Company Multi-Alpha Market Neutral Equity Fund	GSC	N/A	69,805	—	—	—

NOTE 7.  INVESTMENT RISKS AND REGULATORY MATTERS

Foreign Securities Risk - Investing in securities of foreign companies and foreign governments generally involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government.  These risks include the potential for revaluation of currencies, different accounting policies and future adverse political and economic developments.  Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices may be more volatile than those of securities of comparable U.S. companies and the U.S. government.

Convertible Securities Risk - A convertible security tends to perform more like a stock when the underlying stock price is high and more like a debt security when the underlying stock price is low.  A convertible security is not as sensitive to interest rate changes as a similar non-convertible debt security, and generally has less potential for gain or loss than the underlying stock.

Currency Risk - Investing directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, involves the risk that those currencies will decline in value relative to the base currency of a Fund, or, in the case of hedging positions, that a Fund’s base currency will decline in value relative to the currency being hedged.  Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, general economics of a country, actions (or inaction) of U.S. governments or banks, foreign governments, central banks or supranational entities such as the International Monetary Fund, the imposition of currency controls or other political developments in the U.S. or abroad.

Market, Credit and Counterparty Risk - In the normal course of business, the Funds trade financial instruments and enter into financial transactions where the risk of potential loss exists due to changes in the market (“market risk”) or failure of the other party to a transaction to perform (“credit risk”).  Certain Funds invest in exchange trade notes which are unsecured debt securities.  Similar to other debt securities, they are backed by the credit of the issuer, and there is credit risk associated with these investments.  Similar to credit risk, the Funds may be exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default.  Financial assets, which potentially expose the Funds to credit risk, consist principally of investments and cash due from counterparties (“counterparty risk”).  The extent of the Funds’ exposure to credit and counterparty risks in respect to these financial assets is incorporated within their carrying value as recorded in the Funds’ Statements of Assets and Liabilities.  For certain derivative contracts, the potential loss could exceed the value of the financial assets recorded in the financial statements.

Emerging Market Securities Risk - Investing in securities of emerging market countries generally involves greater risk than investing in foreign securities in developed markets.  Emerging market countries typically have economic and political systems that are less fully developed and are likely to be less stable than those in more advanced countries.  These risks include the potential for government intervention, adverse changes in earnings and business prospects, liquidity, credit and currency risks, and price volatility.

Participatory Note Risk - The Curian/Ashmore Emerging Market Small Cap Equity Fund and Curian/Franklin Templeton Frontier Markets Fund invest in P-Notes.  P-Notes may contain various risks including the potential inability of the counterparty to fulfill its obligations under the terms of the contract.  An issuer of P-Notes may fail to make interest payments and repay principal when due, in whole or in part. Changes in an issuer’s financial strength or credit rating may affect a security’s value. These securities may be more volatile and less liquid than other investments held by a Fund.

Real Estate Investment Risk - The Curian/Urdang International REIT Fund concentrates its assets in the real estate industry and an investment in the Fund will be closely linked to the performance of the real estate markets.  Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments.  Many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases investment risk and could adversely affect a real estate company’s operations and market value in periods of rising interest rates.  The value of a Fund’s investment in REITs may be affected by the management skill of the persons managing the REIT.  Because REITs have expenses of their own, the Fund will bear a proportional share of those expenses.  Due to the fact that the Fund focuses its investments in REITs and other companies related to the real estate industry, the value of shares may rise and fall more than the value of shares of a Fund that invests in a broader range of companies.

Master Limited Partnership Risk - Investment in MLPs involves some risks that differ from an investment in the common stock of a corporation.  Holders of MLPs have limited control on matters affecting the partnership.  Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles.  MLPs holding credit-related investments are subject to interest rate risk and the risk of

Curian Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2013

default on payment obligations by debt issuers.  MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region.

NOTE 8.  INVESTMENT ADVISORY FEES AND TRANSACTIONS WITH AFFILIATES

Advisory and Administration Fee - The Trust has an investment advisory and management agreement and administration agreement with Curian.  Pursuant to the advisory agreement, each Fund pays Curian an annual fee, accrued daily and paid monthly, based on a specified percentage of the average daily net assets of each Fund.  A portion of this fee is paid by Curian to the Sub-Advisers as compensation for their services.  The following is a schedule of the fees each Fund is currently obligated to pay Curian:

	Assets	Advisory Fee
Curian Tactical Advantage Funds	$0 to $1 billion Over $1 billion	0.75% 0.70
Curian Dynamic Risk Advantage Funds	$0 to $1 billion Over $1 billion	0.95 0.90
Curian/Aberdeen Latin America Fund	$0 to $1 billion Over $1 billion	1.35 1.30
Curian/AQR Risk Parity Fund	$0 to $1 billion Over $1 billion	0.85 0.80
Curian/Ashmore Emerging Market Small Cap Equity Fund	$0 to $1 billion Over $1 billion	1.10 1.05
Curian/Baring International Fixed Income Fund	$0 to $1 billion Over $1 billion	0.60 0.55
Curian/BlackRock Global Long Short Credit Fund	$0 to $1 billion Over $1 billion	0.95 0.90
Curian/DFA U.S. Micro Cap Fund	$0 to $1 billion Over $1 billion	0.80 0.75
Curian/DoubleLine Total Return Fund	$0 to $1 billion Over $1 billion	0.50 0.45
Curian/Eaton Vance Global Macro Absolute Return Advantage Fund	$0 to $1 billion Over $1 billion	0.95 0.90
Curian/Epoch Global Shareholder Yield Fund	$0 to $1 billion Over $1 billion	0.70 0.65
Curian/FAMCO Flex Core Covered Call Fund	$0 to $1 billion Over $1 billion	0.60 0.55
Curian Focused International Equity Fund	$0 to $1 billion Over $1 billion	0.80 0.75
Curian Focused U.S. Equity Fund	$0 to $1 billion Over $1 billion	0.70 0.65
Curian/Franklin Templeton Frontier Markets Fund	$0 to $1 billion Over $1 billion	1.40 1.35
Curian/Franklin Templeton Natural Resources Fund	$0 to $1 billion Over $1 billion	0.80 0.75
Curian/Lazard International Strategic Equity Fund	$0 to $1 billion Over $1 billion	0.80 0.75
Curian Long Short Credit Fund	$0 to $1 billion Over $1 billion	0.95 0.90
Curian/Neuberger Berman Currency Fund	$0 to $1 billion Over $1 billion	0.70 0.65
Curian/Nicholas Convertible Arbitrage Fund	$0 to $1 billion Over $1 billion	0.85 0.80
Curian/PIMCO Credit Income Fund	$0 to $1 billion Over $1 billion	0.50 0.45
Curian/PineBridge Merger Arbitrage Fund	$0 to $1 billion Over $1 billion	0.85 0.80
Curian/Schroder Emerging Europe Fund	$0 to $1 billion Over $1 billion	1.10 1.05
Curian/T. Rowe Price Capital Appreciation Fund	$0 to $1 billion Over $1 billion	0.70 0.65
Curian/The Boston Company Equity Income Fund	$0 to $1 billion Over $1 billion	0.55 0.50

Curian Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2013

	Assets	Advisory Fee
Curian/The Boston Company Multi-Alpha Market Neutral Equity Fund	$0 to $1 billion Over $1 billion	0.90% 0.85
Curian/UBS Global Long Short Fixed Income Opportunities Fund	$0 to $1 billion Over $1 billion	0.95 0.90
Curian/Urdang International REIT Fund	$0 to $1 billion Over $1 billion	0.80 0.75
Curian/Van Eck International Gold Fund	$0 to $1 billion Over $1 billion	0.80 0.75

Pursuant to the administration agreement, Curian receives an annual fee, accrued daily and paid monthly, at an annual rate of 0.20% of the average daily net assets of each Fund.  In return for the fees paid under the administration agreement, Curian provides or procures all necessary administrative functions and services for the operation of the Funds.  Subject to the oversight of the Board, Curian is responsible for managing the Funds’ business affairs and providing day-to-day administrative services to the Funds either directly or through others selected by it for the Funds.  In addition, Curian, at its own expense, arranges for legal, audit, fund accounting, transfer agency, custody (except overdraft and interest expense), printing and mailing, a portion of the Chief Compliance Officer costs, and all other services necessary for the operation of each Fund.  Each Fund is responsible for registration fees, trading expenses, including brokerage commissions, interest and taxes, other non-operating expenses, errors and omission insurance, the fees and expenses of the disinterested Trustees and independent legal counsel to the disinterested Trustees, a portion of the costs associated with the Chief Compliance Officer, and certain nonrecurring or extraordinary expenses.

Fee Waivers - Pursuant to contractual fee waiver agreements, Curian agreed to waive a portion of its advisory fees for each of the following Funds:

Fund	Advisory Fee Waiver as a Percentage of Average Daily Net Assets
Curian Tactical Advantage Funds	0.30%
Curian Dynamic Risk Advantage — Diversified Fund	0.07	†
Curian Dynamic Risk Advantage — Growth Fund	0.07	†
Curian Dynamic Risk Advantage — Income Fund	0.35
Curian/AQR Risk Parity Fund	0.20	*
Curian/DoubleLine Total Return Fund	0.12	*
Curian Focused International Equity Fund	0.02	*
Curian Focused U.S. Equity Fund	0.11	*
Curian/T. Rowe Price Capital Appreciation Fund	0.13	*

†Effective April 29, 2013.

*Effective September 16, 2013.

T. Rowe Price Associates, Inc., the Sub-Adviser for the Curian/T. Rowe Price Capital Appreciation Fund, agreed to voluntarily waive a portion of its annual sub-advisory fee of the Fund.  The Adviser contractually agreed to waive the portion of its advisory fee equal to the Sub-Adviser fee waiver.

None of the waived fees can be recaptured by Curian.  The amount of waived expenses for each Fund is recorded as an expense waiver in each Fund’s Statement of Operations.

Other Service Providers - Curian has entered into a sub-administration and fund accounting services agreement with JFS, and is responsible for the compensation of JFS for services provided pursuant to such agreement.  Curian pays JFS for such services through the fees earned pursuant to the administration agreement.  The Trust has a fund compliance services agreement with JFS.  Pursuant to the fund compliance services agreement, JFS provides compliance oversight services to the Trust.  JPM Chase acts as custodian for the Funds.

Distribution Agreement - The Trust has a Distribution Agreement, under the provisions of Rule 12b-1 under the 1940 Act, with Jackson National Life Distributors LLC (the “Distributor” or “JNLD”), an affiliate of the Adviser, for the purpose of reimbursement of certain distribution and related service expenses from the sale and distribution of each Fund’s shares.  Under the Rule 12b-1 fee plan, each Fund accrues the Rule 12b-1 fee daily, at the maximum annual rate of 0.25% of the average daily net assets of the Fund, and pays the fee monthly to JNLD.  Amounts charged pursuant to the Distribution Plan are reflected as 12b-1 fees in the Statements of Operations.

Directed Brokerage Commissions - A Sub-Adviser may allocate a portion of a Fund’s equity security transactions (subject to obtaining best execution of each transaction) through certain designated broker/dealers which will rebate a portion of the brokerage commissions to that Fund.  Any amount credited to the Fund is reflected as brokerage commissions recaptured in the Statements of Operations.

Deferred Compensation Plan - The Funds adopted a Deferred Compensation Plan whereby disinterested Trustees may defer the receipt of all or a portion of their compensation.  These deferred amounts, which remain as liabilities of the Funds, are treated as if invested and reinvested in shares of one or more affiliated funds at the discretion of the applicable Trustee.  These amounts represent general, unsecured liabilities of the Funds and vary according to the total returns of the selected Funds.  Liabilities related to deferred balances are included in payable for trustee fees in the Statements of Assets and Liabilities.  Increases or decreases related to the changes in value of deferred balances are included in trustee fees set forth in the Statements of Operations.

Curian Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2013

Investments in Affiliates - During the year ended December 31, 2013, certain Funds invested in the JNL Money Market Fund which is managed by JNAM.  The JNL Money Market Fund is offered as a cash management tool to the Funds and their affiliates and is not available for direct purchase by members of the public.  JNAM serves as the Adviser and Administrator for JNL Money Market Fund.  Curian/BlackRock Global Long Short Credit Fund invested in the iShares Transportation Average ETF which is an affiliate of the Fund’s Sub-Adviser.  Curian/T. Rowe Price Capital Appreciation Fund invested in T. Rowe Price Reserves Investment Fund as a cash management tool and T. Rowe Price Institutional Floating Rate Fund which are affiliates of the Fund’s Sub-Adviser.  The total value and cost of such affiliated investments is disclosed separately in the Statements of Assets and Liabilities, and the associated income and realized gain (loss) are disclosed separately in the Statements of Operations.

The following table details cash management investments in affiliates held at December 31, 2013.  There was no realized gain or loss relating to transactions in these investments during the year ended December 31, 2013.

	JNL Money Market Fund
	Beginning Amortized Cost	Ending Amortized Cost	Dividend Income
Curian Tactical Advantage 35 Fund	$61	$374	$—
Curian Tactical Advantage 60 Fund	341	537	—
Curian Tactical Advantage 75 Fund	377	714	—
Curian Dynamic Risk Advantage - Diversified Fund	13,617	38,251	3
Curian Dynamic Risk Advantage - Growth Fund	12,974	5,902	1
Curian Dynamic Risk Advantage - Income Fund	1,768	2,311	—
Curian/Aberdeen Latin America Fund	—	290	—
Curian/AQR Risk Parity Fund	—	56,500	1
Curian/Ashmore Emerging Market Small Cap Equity Fund	—	299	—
Curian/Baring International Fixed Income Fund	—	248	—
Curian/BlackRock Global Long Short Credit Fund	—	81,199	5
Curian/DFA U.S. Micro Cap Fund	—	732	—
Curian/DoubleLine Total Return Fund	—	19,365	1
Curian/Eaton Vance Global Macro Absolute Return Advantage Fund	—	40,478	5
Curian/Epoch Global Shareholder Yield Fund	1,332	1,067	—
Curian/FAMCO Flex Core Covered Call Fund	1,374	3,016	—
Curian Focused International Equity Fund	—	367	—
Curian Focused U.S. Equity Fund	—	273	—
Curian/Franklin Templeton Frontier Markets Fund	3,031	2,357	—
Curian/Franklin Templeton Natural Resources Fund	6,836	6,804	1
Curian/Lazard International Strategic Equity Fund	—	2,492	—
Curian Long Short Credit Fund	—	20,333	1
Curian/Neuberger Berman Currency Fund	13,221	10,223	1
Curian/Nicholas Convertible Arbitrage Fund	3,793	41,670	2
Curian/PIMCO Credit Income Fund	138	616	—
Curian/PineBridge Merger Arbitrage Fund	61,065	44,368	5
Curian/Schroder Emerging Europe Fund	—	367	—
Curian/The Boston Company Equity Income Fund	294	536	—
Curian/The Boston Company Multi-Alpha Market Neutral Equity Fund	40,283	8,595	3
Curian/UBS Global Long Short Fixed Income Opportunities Fund	—	4,000	—
Curian/Urdang International REIT Fund	—	335	—
Curian/Van Eck International Gold Fund	3,937	5,330	1

	T. Rowe Price Reserves Investment Fund
Fund	Beginning Amortized Cost	Ending Amortized Cost	Dividend Income
Curian/T. Rowe Price Capital Appreciation Fund	$—	$3,903	$1

The following table details each Fund’s long term investments in affiliates held during the period ended December 31, 2013.

Fund	Affiliate	Value Beginning of Period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (Loss)	Value End of Period
Curian/BlackRock Global Long Short Credit Fund	iShares Transportation Average ETF	$—	$221	$—	$—	$—	$236
Curian/T. Rowe Price Capital Appreciation Fund	T. Rowe Price Institutional Floating Rate Fund	—	756	—	9	—	759

NOTE 9.  BORROWING ARRANGEMENTS

Effective June 7, 2013, the Trust entered into a Syndicated Credit Agreement (“SCA”) with a group of lenders.  The Funds, with the exception of Funds that commenced operations after June 7, 2013, participate in the SCA with other funds managed by JNAM and Curian in a credit facility which is used solely to finance shareholder redemptions or for other temporary or emergency purposes.  The Funds may borrow up to the lesser of $300,000,000, the amount available under the facility; the limits set for borrowing by the Funds’ prospectuses and the 1940 Act; or an amount prescribed within the SCA.  Interest on borrowings is payable at the Federal Funds Rate plus the amount by which the one month London Interbank Offer Rate (“LIBOR”) exceeds the

Curian Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2013

Federal Funds rate plus 1.00% on an annualized basis.  The Funds pay an annual commitment fee of 0.075% of the available commitments and an annual administration fee to JPM Chase.  These expenses are allocated to the participating Funds based on each Fund’s net assets as a percentage of the participating Funds’ total net assets.  No amounts were borrowed under the facility during the period.  The fees are included in other expenses in each Fund’s Statement of Operations.

NOTE 10.  INCOME TAX MATTERS

Each Fund is a separate taxpayer for federal income tax purposes.  Each Fund intends to qualify as a regulated investment company (“RIC”) and to distribute substantially all net investment income and net capital gains, if any, to its shareholders and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies.  Therefore, no federal income tax provision is required.  Under current tax law, interest, dividends and capital gains paid by the Funds are not currently taxable to shareholders when left to accumulate within a variable annuity contract or variable life insurance policies.

The following information is presented on an income tax basis (in thousands).  Differences between amounts for financial statements and federal income tax purposes are primarily due to timing and character differences in recognizing certain gains and losses on investment transactions.  Permanent differences between financial statement and federal income tax reporting are reclassified within the capital accounts based on their federal income tax treatment.  Temporary differences do not require reclassification.  Permanent differences may include but are not limited to the following:  foreign currency reclassifications, premium amortization or paydown reclassifications, reclassifications on the sale of passive foreign investment company (“PFIC”) or REIT securities, net operating losses, accounting treatment of notional principal contracts and distribution adjustments.  These reclassifications have no impact on net assets.

	Net Increase (Decrease)
	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)	Paid-in Capital
Curian Tactical Advantage 35 Fund	$7	$(7)	$—
Curian Tactical Advantage 60 Fund	8	(8)	—
Curian Tactical Advantage 75 Fund	3	(3)	—
Curian Dynamic Risk Advantage - Diversified Fund	2,240	(1,866)	(374)
Curian Dynamic Risk Advantage - Growth Fund	880	(168)	(712)
Curian Dynamic Risk Advantage - Income Fund	272	(272)	—
Curian/Aberdeen Latin America Fund	18	(12)	(6)
Curian/AQR Risk Parity Fund	1,007	(822)	(185)
Curian/Ashmore Emerging Market Small Cap Equity Fund	(15)	22	(7)
Curian/Baring International Fixed Income Fund	(169)	178	(9)
Curian/BlackRock Global Long Short Credit Fund	515	2,242	(2,757)
Curian/DFA U.S. Micro Cap Fund	89	(89)	—
Curian/DoubleLine Total Return Fund	(207)	518	(311)
Curian/Eaton Vance Global Macro Absolute Return Advantage Fund	(2,857)	27,346	(24,489)
Curian/Epoch Global Shareholder Yield Fund	(24)	24	—
Curian Focused International Equity Fund	10	(6)	(4)
Curian Focused U.S. Equity Fund	4	—	(4)
Curian/Franklin Templeton Frontier Markets Fund	(31)	31	—
Curian/Franklin Templeton Natural Resources Fund	273	(273)	—
Curian/Lazard International Strategic Equity Fund	27	(18)	(9)
Curian Long Short Credit Fund	476	(340)	(136)
Curian/Neuberger Berman Currency Fund	2,247	1,411	(3,658)
Curian/Nicholas Convertible Arbitrage Fund	11,524	(11,524)	—
Curian/PIMCO Credit Income Fund	84	(35)	(49)
Curian/PineBridge Merger Arbitrage Fund	1,455	(395)	(1,060)
Curian/Schroder Emerging Europe Fund	16	(4)	(12)
Curian/T. Rowe Price Capital Appreciation Fund	16	—	(16)
Curian/The Boston Company Equity Income Fund	(3)	3	—
Curian/The Boston Company Multi-Alpha Market Neutral Equity Fund	6,409	(291)	(6,118)
Curian/UBS Global Long Short Fixed Income Opportunities Fund	(1,073)	1,617	(544)
Curian/Urdang International REIT Fund	20	8	(28)
Curian/Van Eck International Gold Fund	671	(671)	—

At December 31, 2013, the following Funds had capital, currency and/or PFIC mark-to-market losses (in thousands) realized after October 31, 2013 (“Post-October losses”), which were deferred for tax purposes to the first day of the following fiscal year, January 1, 2014:

Amount
Curian/Aberdeen Latin America Fund	$7
Curian/Ashmore Emerging Market Small Cap Equity Fund	2
Curian/Baring International Fixed Income Fund	194
Curian/Epoch Global Shareholder Yield Fund	9
Curian/FAMCO Flex Core Covered Call Fund	551
Curian/PIMCO Credit Income Fund	551
Curian/Schroder Emerging Europe Fund	202
Curian/Urdang International REIT Fund	179

Curian Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2013

At December 31, 2013, the following Funds had net capital loss carryforwards (in thousands) available for U.S. federal income tax purposes to offset future net realized capital gains.  Details of the capital loss carryforwards are listed in the table below.

	No Expiration
	Short Term	Long Term	Total
Curian/Aberdeen Latin America Fund	$44	$—	$44
Curian/Ashmore Emerging Market Small Cap Equity Fund	254	—	254
Curian/Baring International Fixed Income Fund	97	—	97
Curian/BlackRock Global Long Short Credit Fund	341	—	341
Curian/DoubleLine Total Return Fund	48	—	48
Curian/Eaton Vance Global Macro Absolute Return Advantage Fund	1,048	—	1,048
Curian/FAMCO Flex Core Covered Call Fund	1,055	—	1,055
Curian/PIMCO Credit Income Fund	600	322	922
Curian/Schroder Emerging Europe Fund	104	—	104
Curian/The Boston Company Multi-Alpha Market Neutral Equity Fund	8,690	—	8,690
Curian/UBS Global Long Short Fixed Income Opportunities Fund	6	713	719
Curian/Urdang International REIT Fund	100	—	100
Curian/Van Eck International Gold Fund	12,660	2,812	15,472

As of December 31, 2013, the cost of investments and the components of net unrealized appreciation/(depreciation) (in thousands) were as follows:

	Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Curian Tactical Advantage 35 Fund	$46,534	$1,040	$(611)	$429
Curian Tactical Advantage 60 Fund	105,212	3,941	(700)	3,241
Curian Tactical Advantage 75 Fund	82,725	4,147	(363)	3,784
Curian Dynamic Risk Advantage — Diversified Fund	365,757	—	(384)	(384)
Curian Dynamic Risk Advantage — Growth Fund	60,188	113	(889)	(776)
Curian Dynamic Risk Advantage — Income Fund	199,189	262	(4,346)	(4,084)
Curian/Aberdeen Latin America Fund	11,480	39	(1,852)	(1,813)
Curian/AQR Risk Parity Fund	302,243	641	(2,002)	(1,361)
Curian/Ashmore Emerging Market Small Cap Equity Fund	16,823	2,197	(1,164)	1,033
Curian/Baring International Fixed Income Fund	18,757	361	(588)	(227)
Curian/BlackRock Global Long Short Credit Fund	467,120	10,494	(1,565)	8,929
Curian/DFA U.S. Micro Cap Fund	147,218	53,768	(4,767)	49,001
Curian/DoubleLine Total Return Fund	552,061	970	(4,418)	(3,448)
Curian/Eaton Vance Global Macro Absolute Return Advantage Fund	412,735	3,705	(7,987)	(4,282)
Curian/Epoch Global Shareholder Yield Fund	32,206	3,125	(474)	2,651
Curian/FAMCO Flex Core Covered Call Fund	71,441	8,696	(439)	8,257
Curian Focused International Equity Fund	8,176	523	(196)	327
Curian Focused U.S. Equity Fund	6,720	549	(37)	512
Curian/Franklin Templeton Frontier Markets Fund	145,221	31,582	(9,372)	22,210
Curian/Franklin Templeton Natural Resources Fund	138,910	18,415	(10,545)	7,870
Curian/Lazard International Strategic Equity Fund	35,392	4,267	(382)	3,885
Curian Long Short Credit Fund	366,390	4,535	(7,553)	(3,018)
Curian/Neuberger Berman Currency Fund	165,243	7	(5)	2
Curian/Nicholas Convertible Arbitrage Fund
Long Investments	276,601	16,255	(5,548)	10,707
Short Investments	(102,758)	2,999	(17,353)	(14,354)
Curian/PIMCO Credit Income Fund	53,595	678	(937)	(259)
Curian/PineBridge Merger Arbitrage Fund	257,799	2,491	(75)	2,416
Curian/Schroder Emerging Europe Fund	20,691	1,918	(1,122)	796
Curian/T. Rowe Price Capital Appreciation Fund	37,888	1,618	(122)	1,496
Curian/The Boston Company Equity Income Fund	34,642	4,232	(158)	4,074
Curian/The Boston Company Multi-Alpha Market Neutral Equity Fund
Long Investments	101,172	18,047	(760)	17,287
Short Investments	(94,205)	630	(13,708)	(13,078)
Curian/UBS Global Long Short Fixed Income Opportunities Fund	127,670	2,534	(3,491)	(957)
Curian/Urdang International REIT Fund	14,090	483	(979)	(496)
Curian/Van Eck International Gold Fund	194,610	682	(63,682)	(63,000)

As of December 31, 2013, the components of distributable taxable earnings for U.S. federal income tax purposes (in thousands) were as follows:

	Undistributed Net Ordinary Income*	Undistributed Net Long- Term Capital Gain	Unrealized Gains (Losses)**	Capital Loss Carryforward
Curian Tactical Advantage 35 Fund	$1,539	$79	$428	$—
Curian Tactical Advantage 60 Fund	4,256	293	3,239	—
Curian Tactical Advantage 75 Fund	4,359	256	3,781	—
Curian Dynamic Risk Advantage — Diversified Fund	—	230	1,162	—

Curian Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2013

	Undistributed Net Ordinary Income*	Undistributed Net Long- Term Capital Gain	Unrealized Gains (Losses)**	Capital Loss Carryforward
Curian Dynamic Risk Advantage — Growth Fund	$—	$297	$(999)	$—
Curian Dynamic Risk Advantage — Income Fund	4,957	30	(4,090)	—
Curian/Aberdeen Latin America Fund	1	—	(1,820)	(44)
Curian/AQR Risk Parity Fund	3,240	3,052	(5,548)	—
Curian/Ashmore Emerging Market Small Cap Equity Fund	3	—	1,031	(254)
Curian/Baring International Fixed Income Fund	3	—	(590)	(97)
Curian/BlackRock Global Long Short Credit Fund	—	—	8,142	(341)
Curian/DFA U.S. Micro Cap Fund	4,896	2,862	48,986	—
Curian/DoubleLine Total Return Fund	3,136	—	(3,450)	(48)
Curian/Eaton Vance Global Macro Absolute Return Advantage Fund	—	—	(4,688)	(1,048)
Curian/Epoch Global Shareholder Yield Fund	950	93	2,642	—
Curian/FAMCO Flex Core Covered Call Fund	60	—	6,367	(1,055)
Curian Focused International Equity Fund	35	—	326	—
Curian Focused U.S. Equity Fund	38	—	512	—
Curian/Franklin Templeton Frontier Markets Fund	6,705	2,447	22,197	—
Curian/Franklin Templeton Natural Resources Fund	8,964	5,152	7,854	—
Curian/Lazard International Strategic Equity Fund	53	—	3,916	—
Curian Long Short Credit Fund	8,313	3,191	(2,526)	—
Curian/Neuberger Berman Currency Fund	—	—	(24)	—
Curian/Nicholas Convertible Arbitrage Fund	5,351	7,621	(4,311)	—
Curian/PIMCO Credit Income Fund	34	—	(835)	(922)
Curian/PineBridge Merger Arbitrage Fund	—	—	1,770	—
Curian/Schroder Emerging Europe Fund	3	—	594	(104)
Curian/T. Rowe Price Capital Appreciation Fund	62	—	1,482	—
Curian/The Boston Company Equity Income Fund	1,049	1,005	4,072	—
Curian/The Boston Company Multi-Alpha Market Neutral Equity Fund	—	—	4,178	(8,690)
Curian/UBS Global Long Short Fixed Income Opportunities Fund	—	—	824	(719)
Curian/Urdang International REIT Fund	—	—	(676)	(100)
Curian/Van Eck International Gold Fund	230	—	(63,010)	(15,472)

*  Undistributed net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

**  Unrealized gains (losses) are adjusted for open wash sale loss deferrals; accelerated recognition of unrealized gain/loss on futures, options, and forward contracts; and accelerated recognition of unrealized gain on PFICs.  Also adjusted for differences between book and tax realized and unrealized gain/loss on swap contracts.

The tax character of distributions paid (in thousands) during the Funds’ fiscal year ended December 31, 2013 was as follows:

	Net Ordinary Income*	Long-term Capital Gain**	Return of Capital
Curian Tactical Advantage 35 Fund	$31	$10	$—
Curian Tactical Advantage 60 Fund	48	8	—
Curian Tactical Advantage 75 Fund	97	2	—
Curian Dynamic Risk Advantage - Diversified Fund	28	313	—
Curian Dynamic Risk Advantage - Growth Fund	—	1,949	—
Curian Dynamic Risk Advantage - Income Fund	93	—	—
Curian/Aberdeen Latin America Fund	57	—	—
Curian/Ashmore Emerging Market Small Cap Equity Fund	3	—	—
Curian/Baring International Fixed Income Fund	105	—	—
Curian/DFA U.S. Micro Cap Fund	1,273	279	—
Curian/Epoch Global Shareholder Yield Fund	3,487	827	—
Curian/FAMCO Flex Core Covered Call Fund	971	—	—
Curian/Franklin Templeton Natural Resources Fund	430	—	—
Curian/Neuberger Berman Currency Fund	1,759	—	—
Curian/Nicholas Convertible Arbitrage Fund	1,177	—	—
Curian/PIMCO Credit Income Fund	952	—	—
Curian/PineBridge Merger Arbitrage Fund	804	—	—
Curian/Schroder Emerging Europe Fund	217	—	—
Curian/T. Rowe Price Capital Appreciation Fund	122	—	—
Curian/The Boston Company Equity Income Fund	2,505	696	—
Curian/Urdang International REIT Fund	202	—	22
Curian/Van Eck International Gold Fund	223	—	—

*   Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

** The Funds designated as a long-term capital gain dividend, pursuant to the Internal Revenue code section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gains to zero for the year ended December 31, 2013.

Curian Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2013

The tax character of distributions paid (in thousands) during the Funds’ fiscal period ended December 31, 2012 was as follows:

	Net Ordinary Income*	Long-term Capital Gain
Curian Tactical Advantage 35 Fund	$163	$—
Curian Tactical Advantage 60 Fund	254	—
Curian Tactical Advantage 75 Fund	270	—
Curian Dynamic Risk Advantage - Diversified Fund	1,402	99
Curian Dynamic Risk Advantage - Income Fund	994	—
Curian/Epoch Global Shareholder Yield Fund	313	—
Curian/FAMCO Flex Core Covered Call Fund	232	—
Curian/Franklin Templeton Natural Resources Fund	1,108	—
Curian/Nicholas Convertible Arbitrage Fund	3,326	—
Curian/PIMCO Credit Income Fund	431	—
Curian/The Boston Company Equity Income Fund	226	—

*   Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

FASB ASC Topic 740 “Income Taxes” provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements.  FASB ASC Topic 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing each Fund’s tax return to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.  Tax positions not deemed to meet the “more-likely-than-not” threshold would result in the Funds recording a tax expense in the current period.  FASB ASC Topic 740 requires that management evaluate the tax positions taken in the 2012 and 2013 returns which remain subject to examination by the Internal Revenue Service and certain other jurisdictions.  Management completed an evaluation of the Funds’ tax positions and based on that evaluation, determined that no provision for federal income tax was required in the Funds’ financial statements during the year ended December 31, 2013.

NOTE 11.  SUBSEQUENT EVENTS

Management has evaluated subsequent events for the Funds through the date the financial statements are issued, and has concluded there are no events that require adjustments to the financial statements or disclosure in the notes except for the following:

Effective January 2, 2014, the Board approved an amendment to the investment advisory and management agreement with Curian to revise the advisory fee for the following funds as follows:

	Assets	Prior Advisory Fee	Revised Advisory Fee
Curian Dynamic Risk Advantage Funds	$0 to $1 billion	0.95%	0.85%
	Over $1 billion	0.90	0.80

Curian/PIMCO Credit Income Fund	$0 to $1 billion	0.50	0.40
	Over $1 billion	0.45	0.35

At a meeting held December 3, 2013, the Board voted to approve Curian/Nicholas Convertible Arbitrage Fund acquiring Curian/The Boston Company Multi-Alpha Market Neutral Equity Fund effective April 28, 2014.  This acquisition is subject to shareholder approval which is expected to be solicited prior to March 25, 2014.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

Curian Variable Series Trust:

We have audited the accompanying (consolidated, with respect to Curian/AQR Risk Parity Fund and Curian/Van Eck International Gold Fund) statements of assets and liabilities, including the schedules of investments or summary schedules of investments where applicable, of each series within Curian Variable Series Trust (the “Funds”) as listed in Note 1 of the financial statements of Curian Variable Series Trust Sub-Advised Funds as of December 31, 2013, and the related statements of operations for the year or periods then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements (consolidated, with respect to Curian/AQR Risk Parity Fund and Curian/Van Eck International Gold Fund) and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of December 31, 2013, the results of their operations, changes in their net assets and the financial highlights for each of the years and periods indicated above, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Chicago, Illinois

February 27, 2014

Curian Variable Series Trust Sub-Advised Funds

Additional Disclosures (Unaudited)

December 31, 2013

Disclosure of Fund Expenses.  Shareholders incur ongoing costs, which include costs for portfolio management, administrative services, Rule 12b-1 fees of certain Funds and other operating expenses.  Operating expenses such as these are deducted from each Fund’s gross income and directly reduce the final investment return.  These expenses are expressed as a percentage of the Fund’s average net assets; this percentage is known as the Fund’s expense ratio.  The examples below use the expense ratio and are intended to help the investor understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.  The examples do not reflect the expenses of the variable insurance contracts or the separate account.  Total expenses would be higher if these expenses were included.

Expenses Using Actual Fund Return.  This section provides information about the actual account values and actual expenses incurred by the Fund.  Use the information in this section, together with the amount invested, to estimate the expenses paid over the period.  Simply divide the account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses paid during this period.

Expenses Using Hypothetical 5% Return.  This section provides information that can be used to compare each Fund’s costs with those of other mutual funds.  It assumes that the Fund’s expense ratio for the period is unchanged and assumes an annual 5% return before expenses, which is not the Fund’s actual return.  This example is useful in making comparisons because the SEC requires all mutual funds to make the 5% calculation.

	Expenses Using Actual Fund Return				Expenses Using Hypothetical 5% Return
	Beginning Account Value 7/1/2013	Ending Account Value 12/31/2013	Annualized Net Expense Ratios	Expenses Paid During Period†	Beginning Account Value 7/1/2013	Ending Account Value 12/31/2013	Annualized Net Expense Ratios	Expenses Paid During Period††
Curian Tactical Advantage 35 Fund	$1,000.00	$1,058.80	0.92%	$4.77	$1,000.00	$1,020.56	0.92%	$4.69
Curian Tactical Advantage 60 Fund	1,000.00	1,098.10	0.92	4.87	1,000.00	1,020.56	0.92	4.69
Curian Tactical Advantage 75 Fund	1,000.00	1,123.70	0.92	4.92	1,000.00	1,020.56	0.92	4.69
Curian Dynamic Risk Advantage - Diversified Fund	1,000.00	1,006.90	1.35	6.83	1,000.00	1,018.39	1.35	6.87
Curian Dynamic Risk Advantage - Growth Fund	1,000.00	1,031.80	1.35	6.91	1,000.00	1,018.39	1.35	6.87
Curian Dynamic Risk Advantage - Income Fund	1,000.00	1,015.30	1.07	5.44	1,000.00	1,019.80	1.07	5.45
Curian/Aberdeen Latin America Fund	1,000.00	996.40	1.82	9.16	1,000.00	1,016.01	1.82	9.25
Curian/AQR Risk Parity Fund *	1,000.00	1,006.00	1.14	3.35	1,000.00	1,019.44	1.14	5.80
Curian/Ashmore Emerging Market Small Cap Equity Fund	1,000.00	1,133.10	1.59	8.55	1,000.00	1,017.18	1.59	8.08
Curian/Baring International Fixed Income Fund	1,000.00	1,020.60	1.08	5.50	1,000.00	1,019.75	1.08	5.50
Curian/BlackRock Global Long Short Credit Fund	1,000.00	1,026.40	1.87	9.55	1,000.00	1,015.78	1.87	9.50
Curian/DFA U.S. Micro Cap Fund	1,000.00	1,225.50	1.27	7.12	1,000.00	1,018.79	1.27	6.46
Curian/DoubleLine Total Return Fund *	1,000.00	1,000.00	0.85	2.49	1,000.00	1,020.94	0.85	4.33
Curian/Eaton Vance Global Macro Absolute Return Advantage Fund	1,000.00	983.50	1.68	8.40	1,000.00	1,016.72	1.68	8.54
Curian/Epoch Global Shareholder Yield Fund	1,000.00	1,131.70	1.18	6.34	1,000.00	1,019.28	1.18	6.01
Curian/FAMCO Flex Core Covered Call Fund	1,000.00	1,076.40	1.07	5.60	1,000.00	1,019.80	1.07	5.45
Curian Focused International Equity Fund *	1,000.00	1,052.00	1.25	3.76	1,000.00	1,018.92	1.25	6.36
Curian Focused U.S. Equity Fund *	1,000.00	1,097.00	1.06	3.26	1,000.00	1,019.88	1.06	5.40
Curian/Franklin Templeton Frontier Markets Fund	1,000.00	1,132.90	1.87	10.05	1,000.00	1,015.76	1.87	9.50
Curian/Franklin Templeton Natural Resources Fund	1,000.00	1,130.10	1.27	6.82	1,000.00	1,018.79	1.27	6.46
Curian/Lazard International Strategic Equity Fund	1,000.00	1,198.30	1.27	7.04	1,000.00	1,018.80	1.27	6.46
Curian Long Short Credit Fund	1,000.00	1,051.70	1.42	7.34	1,000.00	1,018.04	1.42	7.22
Curian/Neuberger Berman Currency Fund	1,000.00	992.70	1.17	5.88	1,000.00	1,019.29	1.17	5.96

	Expenses Using Actual Fund Return				Expenses Using Hypothetical 5% Return
	Beginning Account Value 7/1/2013	Ending Account Value 12/31/2013	Annualized Net Expense Ratios	Expenses Paid During Period†	Beginning Account Value 7/1/2013	Ending Account Value 12/31/2013	Annualized Net Expense Ratios	Expenses Paid During Period††
Curian/Nicholas Convertible Arbitrage Fund	$1,000.00	$1,007.00	1.95%	$9.86	$1,000.00	$1,015.37	1.95%	$9.91
Curian/PIMCO Credit Income Fund	1,000.00	1,016.80	0.97	4.93	1,000.00	1,020.30	0.97	4.94
Curian/PineBridge Merger Arbitrage Fund	1,000.00	1,003.10	1.48	7.47	1,000.00	1,017.74	1.48	7.53
Curian/Schroder Emerging Europe Fund	1,000.00	1,117.50	1.57	8.38	1,000.00	1,017.27	1.57	7.98
Curian/T. Rowe Price Capital Appreciation Fund *	1,000.00	1,054.50	1.03	3.10	1,000.00	1,020.00	1.03	5.24
Curian/The Boston Company Equity Income Fund	1,000.00	1,171.20	1.02	5.58	1,000.00	1,020.05	1.02	5.19
Curian/The Boston Company Multi-Alpha Market Neutral Equity Fund	1,000.00	1,024.40	3.11	15.87	1,000.00	1,009.54	3.11	15.75
Curian/UBS Global Long Short Fixed Income Opportunities Fund	1,000.00	992.00	1.44	7.23	1,000.00	1,017.92	1.44	7.32
Curian/Urdang International REIT Fund	1,000.00	1,061.00	1.27	6.60	1,000.00	1,018.79	1.27	6.46
Curian/Van Eck International Gold Fund	1,000.00	936.20	1.29	6.30	1,000.00	1,018.70	1.29	6.56

*  Fund has less than 6-month’s operating history.  For Funds with less than 6-month’s operating history, the amounts reported under Expenses Using Hypothetical 5% Return are not comparable to the amounts reported in Expenses Using Actual Fund Return.

†  For Funds with at least 6-month’s operating history, expenses paid during the period are equal to the annualized net expense ratio, multiplied by the average account value over the period, then multiplied by 184/365 (to reflect the most recent 6-month period).  For Funds with less than 6-month’s operating history, expenses paid during the period are equal to the annualized net expenses ratio, multiplied by the average account value over the period since inception, then multiplied by 107/365 (to reflect the period since the Fund’s inception).

†† Expenses paid during the period are equal to the annualized net expense ratio, multiplied by the average account value over the period, then multiplied by 184/365 (to reflect the most recent 6-month period).

Quarterly Portfolio Holdings.  The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov.  The Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.  It is also available upon request from the registrant by calling the Funds toll-free at 1-866-255-1935.

Proxy Voting Policies and Procedures.  A description of the Policy of the Funds’ Adviser (and sub-advisers) used to vote proxies relating to the portfolio securities and information on how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2013, are available (1) without charge, upon request by calling 1-800-873-5654 (Annuity Service Center), 1-800-599-5651 (NY Annuity Service Center) or 1-800-777-7779 (for contracts purchased through a bank or financial institution) or 1-888-464-7779 (for NY contracts purchased through a bank or financial institution), (2) by writing JNL Series Trust, P.O. Box 30314, Lansing, Michigan 48909-7814 (3) on Jackson National Life Insurance Company’s or Jackson National Life Insurance Company of New York’s website at www.jackson.com, and (4) on the SEC’s website at www.sec.gov.

TRUSTEES AND OFFICERS OF CURIAN VARIABLE SERIES TRUST (“TRUST”)

	POSITION(S) HELD
	WITH TRUST	NUMBER OF PORTFOLIOS IN FUND COMPLEX
NAME, ADDRESS AND (AGE)	(LENGTH OF TIME SERVED)	TO BE OVERSEEN BY TRUSTEE

Interested Trustee

Michael A. Bell (51)(1)	Trustee(2)	58
7601 Technology Way	(10/2011 to present)
Denver, CO 80237
	President and Chief Executive Officer
	(11/2010 to present)

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President and Chief Executive Officer of Curian Capital, LLC (12/2005 to present)

OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST 5 YEARS: Trustee, Curian Series Trust (11/2010 to present)

Independent Trustees

David W. Agostine (52) 7601 Technology Way Denver, CO 80237	Chairman of the Board and Trustee(2) (10/2011 to present)	58

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

President, Cachematrix Holdings, LLC (12/2013 to present); Principal, Market Metrics, LLC (01/2011 to 12/2013); President, Dividend Capital Investments, Inc. (2007 to 12/2011)

OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST 5 YEARS: Trustee, Curian Series Trust (11/2010 to present); Trustee, Dividend Capital Investments, Inc. (2007 to 12/2011)

Gregory P. Contillo (58) 7601 Technology Way Denver, CO 80237	Trustee(2) (10/2011 to present)	58

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President, Crystal River Partners (2005 to present); President of MKA Capital Group Advisors, LLC (2007 to 2008)

OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST 5 YEARS: Trustee, Curian Series Trust (9/2011 to present)

Dylan E. Taylor (43) 7601 Technology Way Denver, CO 80237	Trustee(2) (10/2011 to present)	58

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

Chief Executive Officer, USA, Colliers International (commercial real estate advisory firm) (06/2009 to present); President, Grubb & Ellis Company (commercial real estate advisory firm) (5/2008 to 6/2009); Executive Vice President, Grubb & Ellis Company (1/2008 to 6/2009); President — Corporate Services Group, Grubb & Ellis Company (10/2007 to 6/2009)

OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST 5 YEARS: Trustee, Curian Series Trust (11/2010 to present)

Mark S. Wehrle (56) 7601 Technology Way Denver, CO 80237	Trustee(2) (07/2013 to present)	58

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

Broker, RE/MAX Professionals (04/2011 to present); Adjunct Professor of Accounting, University of Denver School of Accountancy (01/2011 to present); Partner, Deloitte & Touche LLP (09/1987 to 01/2011)

OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST 5 YEARS: Trustee, Curian Series Trust (07/2013 to present)

TRUSTEES AND OFFICERS OF CURIAN VARIABLE SERIES TRUST (“TRUST”)

NAME, ADDRESS AND (AGE)	POSITION(S) HELD WITH TRUST (LENGTH OF TIME SERVED)	NUMBER OF PORTFOLIOS IN FUND COMPLEX TO BE OVERSEEN BY TRUSTEE

Independent Trustees

Scot T. Wetzel (45) 7601 Technology Way Denver, CO 80237	Trustee(2) (10/2011 to present)	58

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

Founder, Managing Director & Chief Executive Officer, Crestmoor Advisors, LLC (2010 to present); Chief Executive Officer, United Western Bancorp, Inc. (2005 to 2010)

OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST 5 YEARS: Trustee, Curian Series Trust (11/2010 to present); Inside Director of United Western Bancorp, Inc. (12/2005 to 4/2010)

(1) Michael A. Bell is an “interested person” of the Trust due to his position with Curian Capital, LLC.

(2) The Chairman of the Board, interested and independent Trustees are elected to serve for an indefinite term.

TRUSTEES AND OFFICERS OF CURIAN VARIABLE SERIES TRUST (“TRUST”)

NAME, ADDRESS AND (AGE)	POSITION(S) HELD WITH TRUST (LENGTH OF TIME SERVED)	NUMBER OF PORTFOLIOS IN FUND COMPLEX TO BE OVERSEEN BY TRUSTEE

Officers

Emily Bennett (30) 1 Corporate Way Lansing, MI 48951	Assistant Secretary (5/2012 to present)	Not Applicable

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

Senior Attorney of Jackson National Asset Management, LLC (“JNAM”) (10/2013 to present); Assistant Secretary of other funds sponsored by Curian Capital, LLC that are in the same group of other investment companies advised by JNAM (5/2012 to present); Attorney of JNAM (11/2011 to 10/2013); Departmental Specialist, Michigan Public Health Institute (7/2010 to 10/2011); Legal Assistant, Guyselman & Ehnis-Clark (4/2009 to 7/2010)

Danielle A. Bergandine (33) 1 Corporate Way Lansing, MI 48951	Anti-Money Laundering Officer (10/2011 to present)	Not Applicable

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Compliance Analyst of JNAM (6/2009 to present); Compliance Analyst of JNAM (08/2006 to 6/2009)

Karen J. Buiter (48) 1 Corporate Way Lansing, MI 48951	Assistant Treasurer (10/2011 to present)	Not Applicable

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

Vice President — Financial Reporting of JNAM (7/2011 to present); Assistant Vice President — Financial Reporting of JNAM (4/2008 to 6/2010); Assistant Treasurer of other investment companies advised by JNAM (12/2008 to present); Assistant Treasurer of other funds sponsored by Curian Capital, LLC that are in the same group of other investment companies advised by JNAM (11/2010 to present)

Angela Burke (31) 1 Corporate Way Lansing, MI 48951	Assistant Secretary (06/2013 to present)	Not Applicable

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

Attorney of JNAM (04/2013 to present); Assistant Secretary of other funds sponsored by Curian Capital, LLC that are in the same group of other investment companies advised by JNAM (6/2013 to present); Senior Analyst - Tax of JNAM (01/2011 to 04/2013); Senior Consultant of Deloitte Tax LLP (01/2008 to 01/2011)

Kelly L. Crosser (41) 1 Corporate Way Lansing, MI 48951	Assistant Secretary (10/2011 to present)	Not Applicable

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

Manager of Legal Regulatory Filings and Print of Jackson National Life Insurance Company (“Jackson”) (12/2013 to present); Senior Compliance Analyst of Jackson National Life Insurance Company (4/2007 to 12/2013); Assistant Secretary of other Investment Companies advised by JNAM (9/2007 to present); Assistant Secretary of other funds sponsored by Curian Capital, LLC that are in the same group of other investment companies advised by JNAM (11/2010 to present)

Diana R. Gonzalez (35) 1 Corporate Way Lansing, MI 48951	Assistant Vice President (9/2012 to present)	Not Applicable

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

Associate General Counsel of JNAM (10/2013 to present); Senior Attorney of JNAM (5/2012 to 10/2013); Assistant Vice President of other funds sponsored by Curian Capital, LLC that are in the same group of other investment companies advised by JNAM (9/2012 to present); Counsel of Sun Life Financial, Inc. (4/2008 to 5/2012)

TRUSTEES AND OFFICERS OF CURIAN VARIABLE SERIES TRUST (“TRUST”)

NAME, ADDRESS AND (AGE)	POSITION(S) HELD WITH TRUST (LENGTH OF TIME SERVED)	NUMBER OF PORTFOLIOS IN FUND COMPLEX TO BE OVERSEEN BY TRUSTEE

Officers

Daniel W. Koors (43) 1 Corporate Way Lansing, MI 48951	Treasurer and Chief Financial Officer (10/2011 to present)	Not Applicable

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

Senior Vice President of JNAM (1/2009 to present) and Chief Operating Officer of JNAM (5/2011 to present); Chief Financial Officer of JNAM (1/2007 to 4/2011); Vice President of JNAM (1/2007 to 12/2008); Vice President of other investment companies advised by JNAM (12/2006 to present), Treasurer and Chief Financial Officer of other investment companies advised by JNAM (12/2006 to 11/2011); Treasurer and Chief Financial Officer (Principal Financial Officer) of other funds sponsored by Curian Capital, LLC that are in the same group of other investment companies advised by JNAM (11/2010 to present); Assistant Vice President — Fund Administration of Jackson National Life Insurance Company (8/2006 to 1/2009)

Joseph O’Boyle (51) 1 Corporate Way Lansing, MI 48951	Chief Compliance Officer (5/2012 to present)	Not Applicable

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

Chief Compliance Officer — Curian Funds (4/2012 to present); Chief Compliance Officer, Guggenheim Funds (2011 — 2012); Chief Compliance Officer, Calamos Investments (“Calamos”) (2008 — 2011)

Gerard A. M. Oprins (54) 1 Corporate Way Lansing, MI 48951	Vice President (3/2012 to present)	Not Applicable

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

Senior Vice President and Chief Financial Officer of JNAM (4/2011 to present); Vice President, Treasurer and Chief Financial Officer of other investment companies advised by JNAM (11/2011 to present); Vice President of other funds sponsored by Curian Capital, LLC that are in the same group of other investment companies advised by JNAM (3/2012 to present); Business Consultant (2009 to 3/2011); Partner, Ernst & Young LLP (1995 to 2009)

Michael Piszczek (56) 1 Corporate Way Lansing, MI 48951	Vice President (10/2011 to present)	Not Applicable

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

Vice President — Tax of JNAM (7/2011 to present); Assistant Vice President — Tax of JNAM (11/2007 to 6/2011); Vice President of other investment companies advised by JNAM (11/2007 to present); Vice President of other funds sponsored by Curian Capital, LLC that are in the same group of other investment companies advised by JNAM (11/2010 to present)

Susan S. Rhee (42) 1 Corporate Way Lansing, MI 48951	Vice President, Chief Legal Officer & Secretary (10/2011 to present)	Not Applicable

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

Senior Vice President and General Counsel of JNAM (1/2010 to present); Chief Legal Officer (7/2004 to 12/2009) and Secretary (11/2000 to present) of JNAM; Vice President, Counsel, and Secretary of other investment companies advised by JNAM (2/2004 to present); Vice President, Chief Legal Officer & Secretary of other funds sponsored by Curian Capital, LLC that are in the same group of other investment companies advised by JNAM (11/2010 to present); Assistant Vice President of Jackson National Life Insurance Company (8/2003 to 12/2009); Associate General Counsel of Jackson National Life Insurance Company (7/2001 to 12/2009)

The Statement of Additional Information includes additional information about Fund Trustees and may be obtained at no charge by calling 1-800-873-5654 (Annuity and Life Service Center), 1-800-599-5651 (NY Annuity and Life Service Center), 1-800-777-7779 (for contracts purchased through a bank or financial institution) or 1-888-464-7779 (for NY contracts purchased through a bank or financial institution), by writing Curian Variable Series Trust, P.O. Box 30314, Lansing, Michigan 48909-7814 or by visiting www.jackson.com.

TRUSTEES AND OFFICERS OF CURIAN VARIABLE SERIES TRUST (“TRUST”)

The interested Trustee and the Officers of the Trust (other than the Chief Compliance Officer, as described below) or the Adviser do not receive any compensation from the Trust for their services as Trustees or Officers.  The following persons, who are disinterested Trustees of the Trust, and the Trust’s Chief Compliance Officer, received from the Trust the compensation amounts indicated for the services as such for the year ended December 31, 2013:

TRUSTEE	AGGREGATE COMPENSATION FROM THE TRUST (1)	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF TRUST EXPENSES	ESTIMATED ANNUAL BENEFITS UPON RETIREMENT	TOTAL COMPENSATION FROM THE TRUST AND FUND COMPLEX (1)
David W. Agostine	$80,719	$0	$0	$120,500
Gregory P. Contillo	$75,139	$0	$0	$112,500
Dylan E. Taylor	$72,124	$0	$0	$108,000
Mark Wehrle (5)	$38,425	$0	$0	$53,000	(2)
Scot T. Wetzel	$75,139	$0	$0	$112,500	(3)
Joseph O’Boyle (4)	$200,000	$0	$0	$300,000

(1) The fees paid to the independent Trustees are paid for combined service on the Boards of the Trust and Curian Series Trust (the “Fund Complex”).  The fees are allocated between the Trust and affiliated investment company based on the estimated services provided to each entity.  The total fees paid to all the independent Trustees from the Trust and Fund Complex are $506,500.

(2) Amount includes $10,600 deferred by Mr. Wehrle.

(3) Amount includes $112,500 deferred by Mr. Wetzel.

(4) Mr. O’Boyle’s compensation was paid by the Funds for his duties as Chief Compliance Officer of the Fund Complex.

(5) Mr. Wehrle was elected as an independent Trustee of the Board effective July 1, 2013.

APPENDIX A

CURIAN VARIABLE SERIES TRUST (THE “TRUST”)

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

The Board of Trustees of the Trust (“Board”) oversees the management of each series of the Trust (each, a “Fund”) and, as required by law, determines whether to approve and, after the initial term, continue each Fund’s advisory and sub-advisory agreement(s).

At a telephonic meeting hold on November 27, 2013 and an in-person meeting held on December 3, 2013, the Board, including all of the Independent Trustees, considered information relating to the Funds’ investment advisory and management agreement (“Advisory Agreement”) with Curian Capital, LLC (“Curian” or “Adviser”) for the following Funds:  Curian Guidance - Equity Income Fund, Curian Guidance - Conservative Fund, Curian Guidance - Moderate Fund, Curian Guidance - Moderate Growth Fund, Curian Guidance - Maximum Growth Fund, Curian Guidance - Tactical Moderate Growth Fund, Curian Guidance - Tactical Maximum Growth Fund, Curian Guidance - Institutional Alt 65 Fund, Curian Guidance - Institutional Alt 100 Moderate Fund, Curian Guidance - Equity 100 Fund, Curian Guidance - Fixed Income 100 Fund, Curian Tactical Advantage 35 Fund, Curian Tactical Advantage 60 Fund, Curian Tactical Advantage 75 Fund, Curian Dynamic Risk Advantage - Diversified Fund, Curian Dynamic Risk Advantage - Growth Fund, Curian Dynamic Risk Advantage - Income Fund, Curian/American Funds® Growth Fund, Curian/AQR Risk Parity Fund, Curian/DFA U.S. Micro Cap Fund, Curian/Epoch Global Shareholder Yield Fund, Curian/FAMCO Flex Core Covered Call Fund, Curian/Franklin Templeton Frontier Markets Fund, Curian/Franklin Templeton Natural Resources Fund, Curian/Neuberger Berman Currency Fund, Curian/Nicholas Convertible Arbitrage Fund, Curian/PIMCO Credit Income Fund, Curian/PineBridge Merger Arbitrage Fund, Curian/The Boston Company Equity Income Fund, Curian/The Boston Company Multi-Alpha Market Neutral Equity Fund, Curian/Van Eck International Gold Fund and Curian/Neuberger Berman Risk Balanced Commodity Strategy Fund (the “New Fund”)(each a “Fund” and collectively, the “Funds”).

The Board, including all of the Independent Trustees, also considered information relating to the investment sub-advisory agreements (each a “Sub-Advisory Agreement,” and together the “Sub-Advisory Agreements”) (“Agreements” refers to the Advisory Agreement and the Sub-Advisory Agreements) among Curian, the Trust and the following investment sub-advisers: Mellon Capital Management Corporation, AQR Capital Management, LLC, Dimensional Fund Advisors LP, Epoch Investment Partners, Inc., Fiduciary Asset Management LLC, Templeton Asset Management Ltd., Franklin Advisers, Inc., Neuberger Berman Fixed Income LLC (“Neuberger Berman”), Nicholas Investment Partners, L.P., Pacific Investment Management Company LLC, PineBridge Investments LLC, The Boston Company Asset Management LLC and Van Eck Associates Corporation (each a “Sub-Adviser,” and collectively the “Sub-Advisers”).

In advance of the meeting, independent legal counsel for the Independent Trustees requested that certain information be provided to the Board relating to the Agreements.  The Board received this information and met twice to review and consider the information, as noted above, at a telephonic meeting held on November 27, 2013, and then, again, at an in-person meeting held on December 3, 2013.  The Board reviewed this information in detail; it also asked questions of, and received responses from, management on such information.  At its November meeting, the Board also requested additional information from Curian and the Sub-Advisers for its consideration.  At the conclusion of the Board’s discussions on December 3, 2013, the Board approved the Agreements.

For each Fund, Curian and each Sub-Adviser, as applicable, provided information related to the following factors:  (1) the nature, quality and extent of the services each provides, (2) the investment performance of each Fund, (3) the cost of the Adviser’s and Sub-Advisers’ services and comparative expense information, (4) whether economies of scale are being realized as the Funds grow and whether the fee structure is designed to provide economies of scale for the Funds’ investors, (5) the profits that Curian and each Sub-Adviser derive from its relationship with the Fund, and (6) other “fall-out” benefits that could be realized by Curian or the Sub-Advisers (i.e., ancillary benefits derived by Curian, a Sub-Adviser, or any of their affiliates from the relationship with the Funds).  In approving the Advisory Agreement for the New Fund, the Board considered historical performance of the strategy and did not consider the profits of the Adviser or Sub-Adviser as the Fund had not yet commenced operations.  In its deliberations, the Board, in exercising its business judgment, did not identify any single factor that alone was responsible for the Board’s decision to approve the Agreements.

Before approving the Agreements, the Independent Trustees met in executive session with their independent legal counsel to consider the materials provided by Curian and the Sub-Advisers, as well as the terms of the Agreements.  Based on its evaluation of those materials, the Board, including the interested and Independent Trustees, concluded that the Advisory Agreement is in the best interests of the shareholders of each Fund and that each Sub-Advisory Agreement is in the best interests of the shareholders of the applicable Fund.  In reaching its conclusions, the Board considered numerous matters, including the following:

Nature, Quality and Extent of Services

The Board examined the nature, quality and extent of the services provided by Curian and the Sub-Advisers.  The Board also examined the nature, quality and extent of the services proposed to be provided by Curian and the Sub-Advisers to the New Fund.

For each Fund, the Board considered the services provided, including, but not limited to, its oversight of the Sub-Advisers pursuant to the Advisory Agreement, recommending the hiring or removal of Sub-Advisers pursuant to the Trust’s “Manager of Managers” exemptive order, as well as the provision of recordkeeping and compliance services to the Funds.  The Board also took into account that Curian monitors the performance of the various organizations that provide services to the Funds, including the Funds’ distributor, transfer agent and custodian.  With respect to Curian’s oversight of the Sub-Advisers, the Board noted that Curian is responsible for screening and recommending new sub-advisers when appropriate, as well as monitoring and reporting to the Board on the performance and operations of the existing Sub-Advisers.  The Board also considered the investment sub-advisory services provided by each Sub-Adviser.  The Board noted Curian’s evaluation of the Sub-Advisers, as well as Curian’s recommendations based on its review of the Sub-Advisers, to approve the Sub-Advisory Agreements.

The Board reviewed the qualifications, backgrounds and responsibilities of Curian’s senior management that are responsible for oversight of the Funds and each Sub-Adviser, and also reviewed the qualifications and backgrounds of the Sub-Advisers’ portfolio managers who are responsible for the day-to-day management of each Fund.  The Board reviewed information pertaining to Curian’s and each Sub-Adviser’s organizational structure, senior management, financial condition, investment operations and other relevant information.  The Board considered compliance reports about Curian and each Sub-Adviser from the Trust’s Chief Compliance Officer (“CCO”).

Based on the foregoing, the Board concluded that (i) each Fund is likely to continue to benefit from the nature, extent and quality of the services to be provided by Curian under the Advisory Agreement, and where applicable, that (ii) each Fund is likely to continue to benefit from the nature, extent and quality of the services to be provided by its Sub-Adviser under the Sub-Advisory Agreement.  With regard to the New Fund, the Board made these same conclusions regarding the nature, extent and quality of the services proposed to be provided by Curian under the Advisory Agreement and by Neuberger Berman under the Sub-Advisory Agreement.

Investment Performance of the Fund and the Sub-Adviser

The Board considered the investment performance of each Fund.  For each Fund, the Board reviewed performance history as compared to the Fund’s benchmark index and as compared to the average performance returns for other funds similar in size, character and/or investment strategy (“Lipper peer group”), as provided by Lipper, a Thompson Reuters company (“Lipper”).  The performance reviewed by the Board was for the periods ended June 30, 2013, unless otherwise noted.  In considering the Funds’ performance, the Board noted that the Funds had been operating for a relatively short period of time, and that the New Fund had not commenced operations.  The Board also noted that none of the Funds has a three-year track record, which the Adviser represented is more indicative of an investment cycle than a shorter since-inception period or a one-year period.

Curian Guidance - Equity Income Fund.  The Board noted that the Fund had outperformed its Lipper peer group average for the year-to-date period, but that it underperformed its Lipper peer group average for the one-year and the since inception periods.  The Board also considered that the Fund had underperformed its benchmark for those periods.  While the Fund has posted positive returns for all three periods, the Board also considered that the Fund does not yet have a three-year track record and that it would be prudent to allow the portfolio managers more time to further address performance.  The Board concluded from its review that it would be in the best interests of the Fund and its shareholders to approve the Advisory Agreement.

Curian Guidance - Conservative Fund.  The Board noted that the Fund had outperformed its benchmark for the year-to-date, one-year and since inception periods and, in evaluating the Lipper peer group for performance, the Board noted that there were no other funds in its Lipper peer group.  The Board concluded from its review that it would be in the best interests of the Fund and its shareholders to approve the Advisory Agreement.

Curian Guidance - Moderate Fund.  The Board considered that the Fund had outperformed its Lipper peer group average for the one-year and since inception periods.  The Board also noted that the Fund had outperformed its benchmark for the since inception period, but the Fund had underperformed its benchmark for the one-year period.  The Board concluded from its review that it would be in the best interests of the Fund and its shareholders to approve the Advisory Agreement.

Curian Guidance - Moderate Growth Fund.  The Board noted that the Fund had outperformed its Lipper peer group average during the one-year and since inception periods.  The Board considered that the Fund underperformed its benchmark for the same time periods.  The Board concluded from its review that it would be in the best interests of the Fund and its shareholders to approve the Advisory Agreement.

Curian Guidance - Maximum Growth Fund.  The Board noted that, while the Fund had underperformed its benchmark and Lipper peer group averages for the one-year and since inception periods, the Adviser had instituted significant allocation changes in April 2013.  The Board further considered that the Fund had outperformed the Lipper peer group for the one-year and third quarter periods ended September 30, 2013, and that it also had outperformed its benchmark for the third quarter.  The Board concluded from its review that it would be in the best interests of the Fund and its shareholders to approve the Advisory Agreement.

Curian Guidance - Tactical Moderate Growth Fund.  The Board noted that the Fund had outperformed its Lipper peer group average during the one-year and since inception periods, and that the Fund ranked at the top of its peer group for the one year period.  The Board also noted that the Fund underperformed its primary benchmark for the same periods and had underperformed its secondary benchmark for the since inception period (but had outperformed its secondary benchmark during the one-year period).  The Board concluded from its review that it would be in the best interests of the Fund and its shareholders to approve the Advisory Agreement.

Curian Guidance - Tactical Maximum Growth Fund.  The Board noted that the Fund underperformed its primary and secondary benchmarks and Lipper peer group average for the one-year and since inception periods.  The Board also considered, however, the Fund’s improving performance, noting that the Fund had outperformed its primary and secondary benchmarks for the third quarter ended September 30, 2013, and that it had outperformed its Lipper peer group average for the one-year period and quarter ended September 30, 2013.  The Board concluded from its review that it would be in the best interests of the Fund and its shareholders to approve the Advisory Agreement.

Curian Guidance - Institutional Alt 65 Fund.  The Board noted that the Fund underperformed its primary and secondary benchmarks and its Lipper peer group average for the one-year and since inception periods.  The Board considered, however, the Fund’s improving performance, noting that the Fund had outperformed the primary and secondary benchmarks for the quarter ended September 30, 2013.  The Board concluded from its review that it would be in the best interests of the Fund and its shareholders to approve the Advisory Agreement.

Curian Guidance - Institutional Alt 100 Moderate Fund.  The Board noted that the Fund underperformed its primary and secondary benchmarks and Lipper peer group average for the one-year and since inception periods.  The Board considered that the Fund had outperformed its primary benchmark for the third quarter ended September 30, 2013.  The Board concluded from its review that it would be in the best interests of the Fund and its shareholders to approve the Advisory Agreement.

Curian Guidance - Equity 100 Fund.  The Board noted that the Fund outperformed its benchmark and Lipper peer group average for the since inception period.  The Board concluded from its review that it would be in the best interests of the Fund and its shareholders to approve the Advisory Agreement.

Curian Guidance - Fixed Income 100 Fund.  The Board noted that the Fund outperformed its Lipper peer group average for the since inception period, but that the Fund had underperformed its benchmark for the same time period.  The Board concluded from its review that it would be in the best interests of the Fund and its shareholders to approve the Advisory Agreement.

Curian Tactical Advantage 35 Fund.  The Board noted that the Fund outperformed its Lipper peer group average for the one-year and since inception periods, but that it had underperformed its benchmarks for the same time periods.  The Board concluded from its review that it would be in the best interests of the Fund and its shareholders to approve the Agreements.

Curian Tactical Advantage 60 Fund.  The Board noted that the Fund outperformed its Lipper peer group average for the one-year and since inception periods, but that it had underperformed its benchmarks for the same time periods.  The Board also took into consideration that the Fund was ranked first in its Lipper peer group for the two periods considered.  The Board concluded from its review that it would be in the best interests of the Fund and its shareholders to approve the Agreements.

Curian Tactical Advantage 75 Fund.  The Board noted that the Fund underperformed its primary and secondary benchmarks for the one-year and since inception periods.  The Board also considered that there were not any other funds in the Fund’s Lipper peer group for performance.  The Board noted that the Fund had outperformed its secondary benchmark for the third quarter and trailed the benchmark by 0.04% for the one-year period ended September 30, 2013.  The Board concluded from its review that it would be in the best interests of the Fund and its shareholders to approve the Agreements.

Curian Dynamic Risk Advantage - Diversified Fund.  The Board noted that the Fund outperformed its Lipper peer group average for the year-to-date period and outperformed its secondary benchmark for the year-to-date and one-year periods.  The Board also noted that the Fund’s performance for the one-year and since inception periods was the mean of its Lipper peer group.  The Board considered that the Fund had underperformed its primary benchmark for the one-year and since inception periods, and underperformed its secondary benchmark for the since inception period.  The Board concluded from its review that it would be in the best interests of the Fund and its shareholders to approve the Agreements.

Curian Dynamic Risk Advantage - Growth Fund.  The Board noted that the Fund had outperformed its secondary benchmark for the one-year and since inception periods, but it had underperformed its primary benchmark during the same time periods.  The Board also considered that there were not any other funds in the Fund’s Lipper peer group for performance.  The Board concluded from its review that it would be in the best interests of the Fund and its shareholders to approve the Agreements.

Curian Dynamic Risk Advantage - Income Fund.  The Board noted that the Fund underperformed its primary and secondary benchmarks for the one-year and since inception periods.  The Board also considered that there were not any other funds in the Fund’s Lipper peer group for performance.  The Board took into consideration the Adviser’s analysis that the Fund finished lower for the quarter due to declines in interest rate-sensitive assets, primarily emerging market debt, real estate investment trusts, preferred stocks and high yield bonds.  The Board also considered that the Fund increased allocation to the low risk portfolio in May and June.  The Board concluded from its review that it would be in the best interests of the Fund and its shareholders to approve the Agreements.

Curian/American Funds® Growth Fund.  The Board noted that the Fund had outperformed its Lipper peer group average for the since inception period.  The Board also noted that the Fund had underperformed its Lipper peer group average for the one-year period, and had underperformed its benchmark for the same period.  The Board also considered that the Fund had outperformed its benchmark and Lipper peer group average for the one-year period ended September 30, 2013.  The Board concluded from its review that it would be in the best interests of the Fund and its shareholders to approve the Advisory Agreement.

Curian/AQR Risk Parity Fund.  The Board noted that the Fund had commenced operations in September 2013 and therefore did not yet have a performance record.  The Board considered the previously-provided performance record of the AQR strategy.  The Board also considered that the Fund does not yet have a three-year track record and that it would be prudent to allow the portfolio managers more time to develop a performance record.  The Board concluded from its review that it would be in the best interests of the Fund and its shareholders to approve the Agreements.

Curian/DFA U.S. Micro Cap Fund.  The Board noted that the Fund had outperformed its secondary benchmark and Lipper peer group average for the year-to-date and since inception periods, but that it underperformed its primary benchmark for the same period.  The Board also considered that the Fund outperformed its secondary benchmark and Lipper peer group average for the one-year period ended September 30, 2013 and that the Fund’s strategy ranks in the 2nd quartile of the Fund’s Lipper peer group over the three- and five-year periods ended June 30, 2013.  The Board concluded from its review that it would be in the best interests of the Fund and its shareholders to approve the Agreements.

Curian/Epoch Global Shareholder Yield Fund.  The Board noted that the Fund had outperformed its benchmark for the since inception period.  The Board considered that the Fund had underperformed its benchmark for the one-year period and its Lipper peer group average for the two periods.  The Board also considered that the Fund’s return for the one-year period was 14.48%.  The Board concluded from its review that it would be in the best interests of the Fund and its shareholders to approve the Agreements.

Curian/FAMCO Flex Core Covered Call Fund.  The Board noted that the Fund had outperformed its benchmark for the one-year and since inception periods.  The Board also considered that the Fund had underperformed its Lipper peer group average for the two periods.  The Board further considered that the Fund had outperformed its benchmark for the one-year and third quarter periods ended September 30, 2013.  The Board also noted the Adviser’s statement that the Fund’s unique investment mandate is different from the funds in the Lipper peer group.  The Board concluded from its review that it would be in the best interests of the Fund and its shareholders to approve the Agreements.

Curian/Franklin Templeton Frontier Markets Fund.  The Board noted that the Fund had outperformed its Lipper peer group average for the since inception period, but that it had underperformed its benchmark for the same time period.  The Board also considered that the Fund had outperformed its Lipper peer group for the one-year period ended September 30, 2013.  The Board took into account the Adviser’s statement that the Fund’s Lipper peer group is not represented exclusively by frontier markets, but rather is represented by both emerging market and developed market funds.  The Board concluded from its review that it would be in the best interests of the Fund and its shareholders to approve the Agreements.

Curian/Franklin Templeton Natural Resources Fund.  The Board noted that the Fund had underperformed its benchmark and its Lipper peer group average for the one-year and since inception periods.  The Board took into consideration that the Fund posted a 3.74% return for the one-year period.  The Board considered information from the Adviser regarding stock selection aimed at helping to improve the Fund’s performance.  The Board concluded from its review that it would be in the best interests of the Fund and its shareholders to approve the Agreements.

Curian/Neuberger Berman Currency Fund.  The Board noted that the Fund had outperformed its Lipper peer group average for the since inception period, but that it had underperformed its benchmark for the same period.  The Board also considered that the Fund had outperformed its Lipper peer group average for the one-year period ended September 30, 2013.  The Board concluded from its review that it would be in the best interests of the Fund and its shareholders to approve the Agreements.

Curian/Nicholas Convertible Arbitrage Fund.  The Board noted that the Fund had outperformed its primary benchmark for the one-year and since inception periods, but that it had underperformed its Lipper peer group average for the same periods.  The Board also considered that the Fund had underperformed its secondary benchmarks for the two periods considered and noted the Adviser’s statement that these indexes were not substantially representative as to how the Fund is managed.  The Board further noted that the Lipper peer group for performance was made up of one other fund.  The Board concluded from its review that it would be in the best interests of the Fund and its shareholders to approve the Agreements.

Curian/PIMCO Credit Income Fund.  The Board noted that the Fund had outperformed its benchmark for the one-year period, but that it has underperformed its benchmark for the since inception period.  The Board also noted that the Fund had outperformed its Lipper peer group average for the one-year and since inception periods.  The Board concluded from its review that it would be in the best interests of the Fund and its shareholders to approve the Agreements.

Curian/PineBridge Merger Arbitrage Fund.  The Board noted that the Fund had outperformed its primary benchmark for the one-year and since inception periods.  The Board also considered that the Fund had underperformed its secondary benchmarks and Lipper peer group average for the two periods considered.  The Board also considered that the Lipper peer group for performance consisted of one other fund.  The Board also took into account the Adviser’s statement that it was monitoring the Fund’s performance and reviewing the Fund’s investment mandate.  In light of the information provided, the Board concluded from its review that it would be in the best interests of the Fund and its shareholders to approve the Agreements.

Curian/The Boston Company Equity Income Fund.  The Board noted that the Fund had outperformed its benchmark and its Lipper peer group average for the one-year and since inception periods.  The Board also considered that the Fund’s performance ranked first in its Lipper peer group for the since inception periods.  The Board concluded from its review that it would be in the best interests of the Fund and its shareholders to approve the Agreements.

Curian/The Boston Company Multi-Alpha Market Neutral Equity Fund.  The Board noted that the Fund has outperformed its secondary benchmark for the since inception period, but had underperformed its primary benchmark, secondary benchmark and Lipper peer group average for the one-year period.  The Board also considered that it had approved the Adviser’s proposal to reorganize the Fund into the Curian/Nicholas Convertible Arbitrage Fund, which will be presented to shareholders for a vote in the spring of 2014.  In light of the information provided, the Board concluded from its review that it would be in the best interests of the Fund and its shareholders to approve the Agreements.

Curian/Van Eck International Gold Fund.  The Board noted that the Fund outperformed its primary and secondary benchmarks for the since inception period, despite having significant losses.  The Board also considered that the Fund underperformed its Lipper peer group average for the one-year and since inception periods, but took into consideration the Adviser’s statement that the Lipper peer group is not representative of the Fund’s investment mandate.  The Board further noted that the Fund had outperformed its primary and secondary benchmarks for the one-year and third quarter periods ended September 30, 2013.  The Board concluded from its review that it would be in the best interests of the Fund and its shareholders to approve the Agreements.

Curian/Neuberger Berman Risk Balanced Commodity Strategy Fund.  The Board noted that the New Fund had not yet commenced operations.  The Board, reviewed the performance record of a composite of a similarly managed strategy, which had outperformed the benchmark for the one- and three-year periods.  The Board also considered the performance record of the Sub-Adviser relative to other Funds.  The Board concluded from its review that it would be in the best interests of the Fund and its shareholders to approve the Agreements.

Costs of Services

The Board reviewed the fees proposed to be paid to Curian and each Fund’s Sub-Adviser, as applicable.  For each Fund, the Board reviewed fee and expense information as compared to that of funds managed by other advisers, as well as fees charged by each Sub-Adviser to similar clients, if any.  The Board also noted that Curian does not manage any institutional accounts with which the Funds’ fees could be compared.  Using information provided by Lipper, the Board evaluated each Fund’s advisory fees compared to the average advisory fees for other funds similar in size, character and/or investment strategy (the “Lipper expense group”).  In certain cases where the Adviser believed the Lipper expense groups did not accurately correspond to the specific Fund being considered, the Board also used information provided by an independent consultant, JDL Consultants (“JDL”).  In these cases, JDL provided expense information for other funds JDL believed were similar in size, character and/or investment strategy (the “JDL expense group”).  While the Board also considered each Fund’s sub-advisory fee, where applicable, and compared that to the fee charged by each Sub-Adviser to other, similarly managed accounts, the Board noted that each applicable Fund’s sub-advisory fee would be paid by Curian (not the Fund) and, therefore, would be neither a direct shareholder expense nor a direct influence on a Fund’s total expense ratio.

When reviewing the fees for advisory and sub-advisory services, the Board considered that Curian had agreed to waive a portion of its advisory fee for certain Funds pursuant to a fee waiver agreement (“Fee Waiver”) between Curian and the applicable Fund.  In addition, the Adviser agreed to extend Fee Waivers for certain Funds, and for other Funds, the Adviser agreed to an amendment to the Advisory Agreement to reduce the advisory fee on a permanent basis (“Advisory Agreement Amendment”).  Further detail considered by the Board regarding the advisory and sub-advisory fees, as applicable, of each Fund is set forth below:

Curian Guidance - Equity Income Fund, Curian Guidance - Moderate Fund, Curian Guidance - Moderate Growth Fund, Curian Guidance - Tactical Moderate Growth Fund, Curian Guidance - Institutional Alt 65 Fund, Curian Guidance - Institutional Alt 100 Moderate Fund, Curian Guidance - Equity 100 Fund.  The Board noted that each Fund’s advisory fee and total expenses (both including and excluding underlying expenses) were higher than its Lipper expense group average.  The Board considered that the Lipper expense groups had changed since the Funds commenced operations, at which time the Funds’ total expenses were all below the Lipper expense group averages (except Curian Guidance - Equity 100 Fund).  The Board also noted that each Fund’s total expenses (excluding underlying expenses) were also higher than its JDL expense group average.  The Board took note of management’s assertions that the JDL expense group is the best comparison by which to evaluate the Funds’ expenses.  The Board considered the Adviser’s recommendation to approve the Advisory Agreement Amendment, which would reduce the Funds’ advisory fee schedules, as well as reduce the Funds’ administrative fees.  Lastly, the Board considered the Adviser’s belief that a 0.04%annual reduction in other expenses for each Fund will occur, which will further reduce total expenses next year.  In light of all the information provided, the Board concluded that it would be in the best interests of each Fund and its shareholders to approve the Advisory Agreement.

Curian Guidance - Conservative Fund.  The Board noted that the Fund’s advisory fee and total expenses (excluding underlying expenses) were lower than its Lipper expense group average, but that total expenses (including underlying expenses) were higher than its Lipper expense group average.  The Board also noted that the Fund’s total expenses (excluding underlying expenses) were higher than its JDL expense group average.  The Board took note of management’s assertions that the JDL expense group is the best comparison by which to evaluate the Fund’s expenses.  The Board considered the Adviser’s recommendation to approve the Advisory Agreement Amendment, which would reduce the Fund’s advisory fee schedule, as well as reduce the Fund’s administrative fee.  Lastly, the Board considered the Adviser’s belief that a 0.04% annual reduction in other expenses for the Fund will occur, which will further reduce total expenses next year.  In light of all the information provided, the Board concluded that it would be in the best interests of the Fund and its shareholders to approve the Advisory Agreement.

Curian Guidance - Maximum Growth Fund and Curian Guidance Tactical Maximum Growth Fund.  The Board noted that each Fund’s advisory fee and total expenses (both including and excluding underlying expenses) were higher than its Lipper expense group average.  The Board considered that the Lipper expense groups had changed since the Funds commenced operations, at which time the Funds’ total expenses were below the Lipper expense group averages.  The Board also noted that each Fund’s advisory fee was lower than its JDL expense group average, but that its total expenses (including underlying expenses) were higher than its JDL expense group average.  The Board took note of management’s assertions that the JDL expense group is the best comparison by which to evaluate the Funds’ expenses.  The Board considered the Adviser’s recommendation to approve the Advisory Agreement Amendment, which would reduce the Funds’ advisory fee schedules, as well as the reduction of the Funds’ administrative fees.  Lastly, the Board considered the Adviser’s belief that a 0.04% annual reduction in other expenses for each Fund will occur, which will further reduce total expenses next year.  In light of all the information provided, the Board concluded that it would be in the best interests of each Fund and its shareholders to approve the Advisory Agreement.

Curian Guidance - Fixed Income 100 Fund.  The Board noted that the Fund’s advisory fee and total expenses (excluding underlying expenses) were lower than its Lipper expense group average, but that total expenses (including underlying expenses) were higher than its Lipper expense group average.  The Board also noted that the Fund’s total expenses (excluding underlying expenses) were lower than its JDL expense group average.  The Board took note of management’s assertions that the JDL expense group is the best comparison by which to evaluate the Fund’s expenses.  The Board considered the Adviser’s recommendation to approve the Advisory Agreement Amendment, which would further reduce the Fund’s advisory fee schedule, as well as the reduction of the Fund’s administrative fee.  Lastly, the Board considered the Adviser’s belief that a 0.04% annual reduction in other expenses for the Fund will occur, which will further reduce total expenses next year.  In light of all the information provided, the Board concluded that it would be in the best interests of the Fund and its shareholders to approve the Advisory Agreement.

Curian Tactical Advantage 35 Fund, Curian Tactical Advantage 60 Fund and Curian Tactical Advantage 75 Fund.  The Board noted that each Fund’s advisory fee and total expenses (including and excluding underlying expenses) after the Fee Waiver were higher than its Lipper expense group average.  The Board considered that the Lipper expense groups had changed since the Funds commenced operations.  The Board also noted that each Fund’s advisory fee and total expenses (including and excluding underlying expenses) after the Fee Waiver were lower than its JDL expense group average.  The Board took note of management’s assertions that the JDL expense group is the best comparison by which to evaluate the Funds’ expenses.  In light of all the information provided, the Board concluded that it would be in the best interests of each Fund and its shareholders to approve the Agreements.

Curian Dynamic Risk Advantage - Diversified Fund.  The Board noted that the Fund’s advisory fee, sub-advisory fee, and total expense ratio after the Fee Waiver were higher than its Lipper expense group average.  The Board considered that the Lipper expense group had changed since the Fund commenced operations.  The Board also noted that the Fund’s advisory fee and total expense ratios after the Fee Waiver were lower than its JDL expense group average.  The Board took note of management’s assertions that the JDL expense group is the best comparison by which to evaluate the Fund’s expenses.  The Board considered the Adviser’s recommendation to approve the Advisory Agreement Amendment, which would further reduce the Fund’s advisory fee schedule.  Lastly, the Board considered the Adviser’s belief that a 0.04% annual reduction in other expenses for the Fund will occur, which will further reduce total expenses next year.  In light of all the information provided, the Board concluded that it would be in the best interests of the Fund and its shareholders to approve the Agreements.

Curian Dynamic Risk Advantage - Growth Fund.  The Board noted that the Fund’s advisory fee, sub-advisory fee, and total expense ratio after the Fee Waiver were higher than its Lipper expense group average.  The Board considered that the Lipper expense group had changed since the Fund commenced operations.  The Board also noted that Fund’s total expense ratio after the Fee Waiver was lower than its JDL expense group average.  The Board took note of management’s assertions that the JDL expense group is the best comparison by which to evaluate the Fund’s expenses.  The Board considered the Adviser’s recommendation to approve the Advisory Agreement Amendment, which would further reduce the Fund’s advisory fee schedule.  Lastly, the Board considered the Adviser’s belief that a 0.04% annual reduction in other expenses for the Fund will occur, which will further reduce total expenses next year.  In light of all the information provided, the Board concluded that it would be in the best interests of the Fund and its shareholders to approve the Agreements.

Curian Dynamic Risk Advantage - Income Fund.  The Board noted that the Fund’s advisory fee, sub-advisory fee, and total expense ratio (including and excluding underlying expenses) after Fee Waiver were lower than its Lipper expense group average.  The Board considered the Adviser’s recommendation to approve the Advisory Agreement Amendment, which would further reduce the Fund’s advisory fee schedule.  Lastly, the Board considered the Adviser’s belief that a 0.04% annual reduction in other expenses for the Fund will occur, which will also reduce total expenses next year.  In light of all the information provided, the Board concluded that it would be in the best interests of the Fund and its shareholders to approve the Agreements.

Curian/American Funds® Growth Fund.  The Board noted that the Fund’s advisory fee and total expense ratio (including and excluding underlying expenses) was higher than its Lipper expense group average. The Board considered that the Lipper expense group had changed since the Fund commenced operations, at which time the Fund’s total expenses were below the Lipper expense group average.  The Board further considered that the Fund’s total expense ratio (including underlying expenses) was lower than its JDL expense group average, but that the Fund’s advisory fee and total expense ratio (excluding underlying expenses) was higher than its JDL expense group average.  The Board took note of management’s assertions that the JDL expense group is the best comparison by which to evaluate the Fund’s expenses.  The Board also considered the reduction in the Fund’s administrative fee.  Lastly, the Board considered the Adviser’s belief that a 0.04% annual reduction in other expenses for the Fund will occur, which will reduce total expenses next year.  In light of all the information provided, the Board concluded that it would be in the best interests of the Fund and its shareholders to approve the Advisory Agreement.

Curian/AQR Risk Parity Fund and Curian/DFA U.S. Micro Cap Fund.  The Board noted that each Fund’s advisory fee was lower than its Lipper expense group average.  The Board also noted that each Fund’s sub-advisory fee and total expense ratio were higher than its Lipper expense group average.  The Board further considered that the Lipper expense group had changed since each Fund commenced operations.  In light of all the information provided, the Board concluded that it would be in the best interests of each Fund and its shareholders to approve the Agreements.

Curian/Epoch Global Shareholder Yield Fund.  The Board noted that the Fund’s advisory fee, sub-advisory fee and total expense ratio were higher than its Lipper expense group average.  The Board also considered that the Lipper expense group had changed since the Fund commenced operations.  The Board further considered that the Fund’s total expense ratio was lower than its JDL expense group average.  The Board took note of management’s assertions that the JDL expense group is the best comparison by which to evaluate the Fund’s expenses.  In light of all the information provided, the Board concluded that it would be in the best interests of the Fund and its shareholders to approve the Agreements.

Curian/FAMCO Flex Core Covered Call Fund.  The Board noted that the Fund’s advisory fee and total expense ratio were lower than its Lipper expense group average.  The Board also noted that the Fund’s sub-advisory fee was higher than its Lipper expense group average.  In light of all the information provided, the Board concluded that it would be in the best interests of the Fund and its shareholders to approve the Agreements.

Curian/Franklin Templeton Frontier Markets Fund.  The Board noted that the Fund’s advisory fee, sub-advisory fee and total expense ratio were higher than its Lipper expense group average.  The Board also considered that the Lipper expense group had changed since the Fund commenced operations.  The Board further considered that the Fund’s total expense ratio was lower than its JDL expense group average, even though the Fund’s advisory fee and sub-advisory fee were higher than its JDL expense group average.  The Board took note of management’s assertions that the JDL expense group is the best comparison by which to evaluate the Fund’s expenses.  In light of all the information provided, the Board concluded that it would be in the best interests of the Fund and its shareholders to approve the Agreements.

Curian/Franklin Templeton Natural Resources Fund.  The Board noted that the Fund’s advisory fee and total expense ratio was lower than its Lipper expense group average, while the Fund’s sub-advisory fee was higher than its Lipper expense group average.  The Board also considered that the Lipper expense group had changed since the Fund commenced operations.  The Board further considered that the Fund’s total expense was lower than its JDL expense group average.  The Board took into consideration management’s assertions that the JDL expense group was better aligned with the Fund’s natural resource holding and that the JDL expense group is the best comparison by which to evaluate the Fund’s expenses.  In light of all the information provided, the Board concluded that it would be in the best interests of the Fund and its shareholders to approve the Agreements.

Curian/Neuberger Berman Currency Fund.  The Board noted that the Fund’s advisory fee, sub-advisory fee and total expense ratio were higher than its Lipper expense group average.  The Board also considered that the Lipper expense group had changed since the Fund commenced operations. The Board further considered that the Fund’s total expense ratio was 0.01% higher than its JDL expense group average.  The Board took note of management’s assertions that the JDL expense group is the best comparison by which to evaluate the Fund’s expenses.  In light of all the information provided, the Board concluded that it would be in the best interests of the Fund and its shareholders to approve the Agreements.

Curian/Nicholas Convertible Arbitrage Fund.  The Board noted that the Fund’s advisory fee and total expense ratio were lower than its Lipper expense group average, while the sub-advisory fee was higher than its Lipper expense group average.  In light of all the information provided, the Board concluded that it would be in the best interests of the Fund and its shareholders to approve the Agreements.

Curian/PIMCO Credit Income Fund.  The Board noted that the Fund’s advisory fee, sub-advisory fee, and total expense ratio were higher its Lipper expense group average.  When comparing the Fund to its JDL expense group, the Board found that the Fund’s total expense ratio was 0.07% higher than its JDL expense group average.  The Board took note of management’s assertions that the JDL expense group is the best comparison by which to evaluate the Fund’s expenses.  The Board considered the Adviser’s recommendation to approve the Advisory Agreement Amendment, which would reduce the Fund’s’ advisory fee schedule.  Lastly, the Board considered the Adviser’s belief that a 0.04%annual reduction in other expenses for the Fund will occur, which will further reduce total expenses next year. In light of all the information provided, the Board concluded that it would be in the best interests of the Fund and its shareholders to approve the Agreements.

Curian/PineBridge Merger Arbitrage Fund.  The Board noted that the Fund’s total expense ratio was lower than its Lipper expense group average, while the Fund’s advisory fee and sub-advisory fee were higher than its Lipper expense group average.  The Board also considered that the Lipper expense group had changed since the Fund commenced operations. The Board further considered that the Fund’s total expense ratio was lower than its JDL expense group average.  The Board took note of management’s assertions that the JDL expense group is the best comparison by which to evaluate the Fund’s expenses.  In light of all the information provided, the Board concluded that it would be in the best interests of the Fund and its shareholders to approve the Agreements.

Curian/The Boston Company Equity Income Fund.  The Board noted that the Fund’s advisory fee was the same as its Lipper expense group average, while its sub-advisory fee and total expense ratio were higher than its Lipper expense group average.  The Board took into consideration that the Lipper expense group’s net assets were approximately ten times greater than that of the Fund, which allowed the peer group funds to take advantage of economies of scale.  In light of all the information provided, the Board concluded that it would be in the best interests of the Fund and its shareholders to approve the Agreements.

Curian/The Boston Company Multi-Alpha Market Neutral Equity Fund.  The Board noted that the Fund’s advisory fee, sub-advisory fee, and total expense ratio exceeded its Lipper expense group average.  The Board also considered and approved the Adviser’s proposal to reorganize the Fund into the Curian/Nicholas Convertible Arbitrage Fund, which will be presented to shareholders for a vote in the spring of 2014.  In light of all the information provided, the Board concluded that it would be in the best interests of the Fund and its shareholders to approve the Agreements.

Curian/Van Eck International Gold Fund.  The Board noted that the advisory fee, sub-advisory fee, and total expense ratio exceeded its Lipper expense group average.  The Board also considered that the Lipper expense group had changed since the Fund commenced operations.  The Board also reviewed the Fund’s JDL expense group, which showed that the Fund’s total expense ratio was the lowest in the JDL expense group.  The Board took note of management’s assertions that the JDL expense group is the best comparison by which to evaluate the Fund’s expenses.  In light of all the information presented, the Board concluded that it would be in the best interests of the Fund and its shareholders to approve the Agreements.

Curian/Neuberger Berman Risk Balanced Commodity Strategy Fund.  The Board noted that the proposed expense structure for the Fund with respect to the Fund’s advisory fee, sub-advisory fee, and total expense ratio is lower than its Lipper expense group average.  In light of all the information presented, the Board concluded that it would be in the best interests of the Fund and its shareholders to approve the Agreements effective the Fund’s commencement of operations.

Economies of Scale

The Board considered whether each Fund’s advisory fee reflects economies of scale for the benefit of the Funds’ and the New Fund’s shareholders.  Based on information provided by Curian, the Board noted that the fee arrangement for each contains breakpoints that decrease the advisory fee rate as assets increase.  Additionally, Curian continually evaluates the advisory fee and breakpoint schedule for the Funds (and will do so for the New Fund), and it considers the extent to which economies of scale are reflected for the benefit of shareholders.  The Board concluded that the Curian advisory fee structure in some measure allows for adequate participation by shareholders in economies of scale across the Fund complex.

The sub-advisory fee rates have been separately negotiated between Curian and each Sub-Adviser at arm’s length.  These sub-advisory fees are paid by Curian to each Sub-Adviser.  For this reason, Curian, rather than shareholders, directly benefits from these breakpoints.  Additionally, to the extent that Curian is waiving its advisory fee with respect to a certain Fund, it may also be benefitting from the breakpoints in sub-advisory fees.  The Board concluded that the sub-advisory fee schedule in some measure allows for adequate participation by shareholders in economies of scale.

Profitability

The Board considered information concerning the costs incurred and profits realized by Curian and each Sub-Adviser.  The Board also considered the Adviser’s Fee Waiver and Advisory Agreement Amendment, pursuant to which it has reduced its fees and reimburses other expenses of the Funds, as applicable, in order to limit the total annual operating expenses of the Funds.  The Board determined that profits realized by Curian and each Sub-Adviser were not unreasonable.  The Board did not consider the proposed profitability of Neuberger Berman Fixed Income LLC related to the New Fund, as the New Fund had not yet commenced operations.

Other Benefits to Curian and the Sub-Advisers

In evaluating the benefits that may accrue to Curian through its relationship with the Funds, the Board noted that Curian and certain of its affiliates serve the Funds in various capacities, including as adviser, administrator, sub-administrator, transfer agent and distributor, and receive compensation from the Funds in connection with providing certain services to the Funds.  The Board noted that each service provided to the Funds by Curian or one of its affiliates is pursuant to a written agreement, which the Board evaluates periodically as required by law.  The Board also noted that certain Sub-Advisers pay for portions of meetings organized by the Funds’ distributor to educate wholesalers about the Fund(s) that each of those Sub-Advisers manage.  The Board considered Curian’s assertion that those meetings would not yield a profit to the Funds’ distributor, Sub-Advisers would not be required to participate in the meetings and recommendations to hire or fire Sub-Advisers would not be influenced by a Sub-Adviser’s willingness to participate in the meetings.  In addition, certain affiliates of the Sub-Advisers participate in the sale of funds or insurance contracts and are compensated by the Funds’ distributor for these activities, in addition to payments for marketing and conferences.  An affiliate of Curian and its subsidiaries participate in the sales of shares of retail mutual funds advised by certain Sub-Advisers and other unaffiliated entities, and receive selling and other compensation from them in connection with those activities.  The Board reviewed the monetary values of these transactions.  Lastly, certain affiliates of Curian may receive benefits under the federal income tax laws with respect to tax deductions and credits.

In evaluating the benefits that may accrue to the Sub-Advisers through their relationship with the Fund(s), the Board noted that each Sub-Adviser may receive indirect benefits in the form of soft dollar arrangements for portfolio securities trades placed with the Funds’ assets and may also develop additional investment advisory business with Curian, the Funds or other clients of the Sub-Adviser as a result of its relationship with the Fund(s).

SUPPLEMENT DATED DECEMBER 5, 2013

TO THE SUMMARY PROSPECTUS DATED APRIL 29, 2013

SUPPLEMENT DATED DECEMBER 5, 2013

TO THE PROSPECTUS DATED APRIL 29, 2013

CURIAN VARIABLE SERIES TRUST

Please note that the changes apply to your variable annuity product(s).

Please note that all changes are effective December 5, 2013, unless otherwise noted below.

Please delete all references to Ashmore EMM, L.L.C. and replace them with Ashmore Equity Investment Management (US) LLC.

For the Curian/The Boston Company Multi-Alpha Market Neutral Equity Fund, please remove all references to Jeffrey D. McGrew.

In the summary prospectus and prospectus section entitled “Summary Overview of Each Fund,” subsection “Principal Investment Strategies,” please add the following asset class and strategy to the “Non-Traditional Asset Classes and Strategies” table for the Curian Guidance — Institutional Alt 100 Conservative Fund, the Curian Guidance — Institutional Alt 100 Moderate Fund, and the Curian Guidance — Institutional Alt 100 Growth Fund:

Covered Call Writing

In the summary prospectus section entitled “Summary Overview of Each Fund,” subsection “Portfolio Management — Portfolio Managers,” for the Curian Guidance — Institutional Alt 65 Fund, Curian Guidance — Institutional Alt 100 Conservative Fund, Curian Guidance — Institutional Alt 100 Moderate Fund, Curian Guidance — Institutional Alt 100 Growth Fund, and Curian Guidance — Real Assets Fund, please add the following:

Name:	Joined Fund Management Team In:	Title:
Brian Hargreaves	December 2013	Vice President and Portfolio Manager, Curian Capital

In the summary prospectus and the prospectus section entitled “Summary Overview of Each Fund,” subsection “Principal Investment Strategies,” for the Curian Focused International Equity Fund,  please delete the second paragraph in its entirety and replace it with the following:

The Fund’s investments in equity securities may include common stocks, preferred stocks and warrants. The Fund invests primarily in equity securities or depositary receipts of non-U.S. domiciled companies located in developed countries, but may also invest in emerging markets and less developed countries.

In the summary prospectus section entitled “Summary Overview of Each Fund,” subsection “Principal Risks of Investing in the Fund,” for the Curian Focused International Equity Fund, please add the following risk:

Frontier market countries risk — Frontier market countries generally have smaller economies and even less developed capital markets than traditional developing markets, and, as a result, the risks of investing in developing market countries are magnified in frontier market countries. The magnification of risks are the result of: potential for extreme price volatility and illiquidity in frontier markets; government ownership or control of parts of private sector and of certain companies; trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which frontier market countries trade; and the relatively new and unsettled securities laws in many frontier market countries.

This supplement is dated December 5, 2013.

(To be used with JMV8037 04/13, JMV8037NY 04/13, VC3656 04/13, NV3174 04/13, NV3174CE 04/13, VC4224 04/13, JMV8798 04/13, JMV9476 04/13, JMV5763ML 04/13, JMV9476ML 04/13, JMV5763WF 04/13, JMV9476WF 04/13, JMV9476L 09/13, NV4224 04/13, JMV9476NY 04/13, NV4224WF 04/13, JMV9476WFNY 04/13, JMV9476LNY 09/13, FVC4224FT 04/13, VC5526 04/13, NV5526 04/13, JMV7698 04/13, VC5869 04/13, JMV7698NY 04/13, NV5869 04/13, JMV7697 04/13, VC5890 04/13, VC5890ML 04/13, JMV7697NY 04/13, NV5890 04/13, VC5995 04/13, JMV5765 09/13, JMV2731 04/13, NMV2731 04/13, VC3657 04/13, NV3784 04/13, VC3723 04/13.)

CMV12180 12/13

1

Supplement Dated December 30, 2013

To The Prospectuses Dated April 29, 2013 For

ELITE ACCESS®

FLEXIBLE PREMIUM FIXED AND VARIABLE DEFERRED ANNUITY

Issued by

Jackson National Life Insurance Company® and through

Jackson National Separate Account — I

ELITE ACCESS®

FLEXIBLE PREMIUM FIXED AND VARIABLE DEFERRED ANNUITY

Issued by

Jackson National Life Insurance Company of New York® and through

JNLNY Separate Account I

This supplement updates the above-referenced prospectuses.  Please read and keep it together with your prospectus for future reference.  To obtain an additional copy of a prospectus, please contact us at our Annuity Service Center, P.O. Box 30314, Lansing, Michigan, 48909-7814; 1-800-644-4565; www.jackson.com (or for contracts issued in New York, please contact us at our Jackson of NY Service Center, P.O. Box 30313, Lansing, Michigan, 48909-7813; 1-888-965-6569; www.jackson.com).

EFFECTIVE JANUARY 2, 2014, THE FOLLOWING CHANGES ARE MADE TO THE INVESTMENT DIVISIONS:

•                 Under the section titled “FEES AND EXPENSES TABLES”, in the section titled “Total Annual Fund Operating Expenses”, the information for the following Funds is revised to read as follows:

Fund Operating Expenses

(As an annual percentage of each Fund’s average daily net assets)

Fund Name	Management Fee		Distribution and/or Service (12b-1) Fees		Other Expenses		Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses		Contractual Fee Waiver and/or Expense Reimbursement		Net Total Annual Fund Operating Expenses
Curian Variable Series Trust
Curian Tactical Advantage 35	0.75%		0.25%		0.26	% (I)	0.23%	1.49%		(0.30	)%(B)	1.19	%(B)
Curian Tactical Advantage 60	0.75%		0.25%		0.26	% (I)	0.25%	1.51%		(0.30	)%(B)	1.21	%(B)
Curian Tactical Advantage 75	0.75%		0.25%		0.26	% (I)	0.26%	1.52%		(0.30	%)(B)	1.22	%(B)
Curian Dynamic Risk Advantage — Diversified	0.85	%(M)	0.25%		0.26	% (I)	0.07%	1.43%		(0.07	)% (B)	1.36	% (B)
Curian Dynamic Risk Advantage - Growth	0.85	%(M)	0.25%		0.26	% (I)	0.07%	1.43%		(0.07	)% (B)	1.36	% (B)
Curian Dynamic Risk Advantage — Income	0.85	%(M)	0.25%		0.26	% (I)	0.35%	1.71%		(0.35	)%(B)	1.36	%(B)
Curian/American Funds® Growth	1.18	%(D)	0.25	%(D)	0.18	%(D), (L)	0.00%	1.61	%(D)	(0.50	)%(C)	1.11	%(C),(D)
Curian/American Funds® Global Growth	1.33	%(K)	0.25	%(K)	0.16	%(K), (L)	0.00%	1.74	%(K)	(0.65	)%(J)	1.09	%(J), (K)
Curian/AQR Risk Parity	0.85%		0.25%		0.23	% (I)	0.00%	1.33%		(0.20	)%(B)	1.13	%(B)
Curian/DoubleLine® Total Return	0.50%		0.25%		0.23	% (I)	0.00%	0.98%		(0.12	)%(B)	0.86	%(B)
Curian Focused International Equity	0.80%		0.25%		0.23	% (I)	0.00%	1.28%		(0.02	)%(B)	1.26	%(B)
Curian Focused U.S. Equity	0.70%		0.25%		0.23	% (I)	0.00%	1.18%		(0.11	)%(B)	1.07	%(B)
Curian/T. Rowe Price Capital Appreciation	0.70%		0.25%		0.23	% (I)	0.00%	1.18%		(0.13	)%(B)	1.05	%(B)

(To be used with JMV8037 04/13 and JMV8037NY 04/13)	CMV12221 12/13

1

Fund Operating Expenses

(As an annual percentage of each Fund’s average daily net assets)

Fund Name	Management Fee		Distribution and/or Service (12b-1) Fees	Other Expenses		Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses
Curian Variable Series Trust
Curian Guidance — Conservative	0.15	%(M)	0.00%	0.16	%(L)	1.13%	1.44%
Curian Guidance — Moderate	0.15	%(M)	0.00%	0.16	%(L)	1.21%	1.52%
Curian Guidance — Moderate Growth	0.15	%(M)	0.00%	0.16	%(L)	1.28%	1.59%
Curian Guidance — Growth	0.15	%(M)	0.00%	0.13	%(L)	1.25%	1.53%
Curian Guidance — Maximum Growth	0.15	%(M)	0.00%	0.16	%(L)	1.34%	1.65%
Curian Guidance — Tactical Moderate Growth	0.15	%(M)	0.00%	0.16	%(L)	1.12%	1.43%
Curian Guidance — Tactical Maximum Growth	0.15	%(M)	0.00%	0.16	%(L)	1.42%	1.73%
Curian Guidance — Equity Income	0.15	%(M)	0.00%	0.16	%(L)	1.25%	1.56%
Curian Guidance — Institutional Alt 65	0.15	%(M)	0.00%	0.16	%(L)	1.57%	1.88%
Curian Guidance — Institutional Alt 100 Conservative	0.15	%(M)	0.00%	0.13	%(L)	1.76%	2.04%
Curian Guidance — Institutional Alt 100 Moderate	0.15	%(M)	0.00%	0.16	%(L)	1.85%	2.16%
Curian Guidance — Institutional Alt 100 Growth	0.15	%(M)	0.00%	0.13	%(L)	1.68%	1.96%
Curian Guidance — Equity 100	0.15	%(M)	0.00%	0.16	%(L)	0.86%	1.17%
Curian Guidance — Fixed Income 100	0.15	%(M)	0.00%	0.16	%(L)	0.74%	1.05%
Curian Guidance — Real Assets	0.15	%(M)	0.00%	0.13	%(L)	1.19%	1.47%
Curian Guidance — Interest Rate Opportunities	0.15	%(M)	0.00%	0.13	%(L)	1.28%	1.56%
Curian Guidance — Multi-Strategy Income	0.15	%(M)	0.00%	0.13	%(L)	1.07%	1.35%
Curian Guidance — International Opportunities Conservative	0.15	%(M)	0.00%	0.13	%(L)	1.13%	1.41%
Curian Guidance — International Opportunities Moderate	0.15	%(M)	0.00%	0.13	%(L)	1.23%	1.51%
Curian Guidance — International Opportunities Growth	0.15	%(M)	0.00%	0.13	%(L)	1.30%	1.58%
Curian/Aberdeen Latin America	1.35%		0.25%	0.23	%(I)	0.00%	1.83%
Curian/Ashmore Emerging Market Small Cap Equity	1.10%		0.25%	0.23	%(I)	0.00%	1.58%
Curian/Baring International Fixed Income	0.60%		0.25%	0.23	% (I)	0.00%	1.08%
Curian/BlackRock Global Long Short Credit	0.95%		0.25%	0.49	%(I)	0.00%	1.69%
Curian/DFA U.S. Micro Cap	0.80%		0.25%	0.26	%(I)	0.02%	1.33%
Curian/Eaton Vance Global Macro Absolute Return Advantage	0.95%		0.25%	0.59	%(I)	0.00%	1.79%
Curian/Epoch Global Shareholder Yield	0.70%		0.25%	0.26	%(I)	0.01%	1.22%
Curian/FAMCO Flex Core Covered Call	0.60%		0.25%	0.26	%(I)	0.01%	1.12%
Curian/Franklin Templeton Frontier Markets	1.40%		0.25%	0.26	%(I)	0.04%	1.95%
Curian/Franklin Templeton Natural Resources	0.80%		0.25%	0.26	%(I)	0.02%	1.33%
Curian/Neuberger Berman Currency	0.70%		0.25%	0.26	%(I)	0.01%	1.22%
Curian/Nicholas Convertible Arbitrage	0.85%		0.25%	1.40	%(I)	0.01%	2.51%
Curian/Lazard International Strategic Equity	0.80%		0.25%	0.23	%(I)	0.00%	1.28%
Curian/PIMCO Credit Income	0.40	%(M)	0.25%	0.26	%(I)	0.00%	0.91%
Curian/PineBridge Merger Arbitrage	0.85%		0.25%	0.41	%(I)	0.07%	1.58%
Curian Long Short Credit	0.95%		0.25%	0.23	%(I)	0.00%	1.43%
Curian/Schroder Emerging Europe	1.10%		0.25%	0.23	%(I)	0.00%	1.58%
Curian/The Boston Company Equity Income	0.55%		0.25%	0.26	%(I)	0.01%	1.07%
Curian/The Boston Company Multi-Alpha Market Neutral Equity	0.90%		0.25%	3.04	%(I)	0.00%	4.19%
Curian/UBS Global Long Short Fixed Income Opportunities	0.95%		0.25%	0.23	%(I)	0.00%	1.43%
Curian/Urdang International REIT	0.80%		0.25%	0.23	%(I)	0.00%	1.28%
Curian/Van Eck International Gold	0.80%		0.25%	0.26	%(I)	0.02%	1.33%

•                 Under the section titled “FEES AND EXPENSES TABLES”, in the subsection titled “Total Annual Fund Operating Expenses”, the footnotes following the Fund Operating Expenses tables are revised as follows:

1.              Footnote E is deleted.

2.              Footnote L following the Fund Operating Expenses tables is revised to read as follows:

(L)       “Other Expenses” include an Administrative Fee of 0.10% which is payable to Curian Capital, LLC and are based on estimated amounts for the current fiscal year. The Administrative Fee has been restated to reflect a change in the administrative services fee rate effective January 2, 2014.

3.              A new footnote M is added as follows:

(M)         Management Fees have been restated to reflect a change in the management fee rate effective January 2, 2014.

2

SUPPLEMENT DATED DECEMBER 30, 2013

TO THE SUMMARY PROSPECTUS DATED APRIL 29, 2013

SUPPLEMENT DATED DECEMBER 30, 2013

TO THE PROSPECTUS DATED APRIL 29, 2013

CURIAN VARIABLE SERIES TRUST

Please note that the changes apply to your variable annuity product(s).

Please note that all changes are effective January 2, 2014, unless otherwise noted below.

In the summary prospectus for the Curian Guidance — Interest Rate Opportunities Fund in the sub-section entitled “Expenses,” please delete the table entitled “Annual Fund Operating Expenses” in its entirety and replace it with the following:

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees(1)	0.15%
Other Expenses(2)	0.13%
Acquired Fund Fees and Expenses(3)	1.28%
Total Annual Fund Operating Expenses	1.56%

(1) Management Fees have been restated to reflect a change in the management fee rate effective January 2, 2014.

(2) “Other Expenses” include an Administrative Fee of 0.10% which is payable to Curian Capital, LLC (“Curian Capital” or the “Adviser”) and are based on estimated amounts for the current fiscal year.  The Administrative Fee has been restated to reflect a change in the administrative services fee rate effective January 2, 2014.

(3) Acquired Fund Fees and Expenses are the indirect expenses of investing in other investment companies.

In the summary prospectus for the Curian Guidance — Multi-Strategy Income Fund in the section entitled “Expenses,” please delete the table entitled “Annual Fund Operating Expenses” in its entirety and replace it with the following:

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees(1)	0.15%
Other Expenses(2)	0.13%
Acquired Fund Fees and Expenses(3)	1.07%
Total Annual Fund Operating Expenses	1.35%

(1) Management Fees have been restated to reflect a change in the management fee rate effective January 2, 2014.

(2) “Other Expenses” include an Administrative Fee of 0.10% which is payable to Curian Capital, LLC (“Curian Capital” or the “Adviser”) and are based on estimated amounts for the current fiscal year.  The Administrative Fee has been restated to reflect a change in the administrative services fee rate effective January 2, 2014.

(3) Acquired Fund Fees and Expenses are the indirect expenses of investing in other investment companies.

In the summary prospectus for the Curian Guidance — Equity Income Fund in the section entitled “Expenses,” please delete the table entitled “Annual Fund Operating Expenses” in its entirety and replace it with the following:

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees(1)	0.15%
Other Expenses(2)	0.16%
Acquired Fund Fees and Expenses(3)	1.25%
Total Annual Fund Operating Expenses	1.56%

(1) Management Fees have been restated to reflect a change in the management fee rate effective January 2, 2014.

(2) “Other Expenses” include an Administrative Fee of 0.10% which is payable to Curian Capital, LLC (“Curian Capital” or the “Adviser”) and are based on estimated amounts for the current fiscal year.  The Administrative Fee has been restated to reflect a change in the administrative services fee rate effective January 2, 2014.

(3) Acquired Fund Fees and Expenses are the indirect expenses of investing in other investment companies.  Accordingly, the expense ratio presented in the Financial Highlights section of the prospectus will not correlate to the Total Annual Operating Expense disclosed above.

In the summary prospectus for the Curian Guidance — Conservative Fund in the section entitled “Expenses,” please delete the table entitled “Annual Fund Operating Expenses” in its entirety and replace it with the following:

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees(1)	0.15%
Other Expenses(2)	0.16%
Acquired Fund Fees and Expenses(3)	1.13%
Total Annual Fund Operating Expenses	1.44%

(1) Management Fees have been restated to reflect a change in the management fee rate effective January 2, 2014.

(2) “Other Expenses” include an Administrative Fee of 0.10% which is payable to Curian Capital, LLC (“Curian Capital” or the “Adviser”) and are based on estimated amounts for the current fiscal year.  The Administrative Fee has been restated to reflect a change in the administrative services fee rate effective January 2, 2014.

(3) Acquired Fund Fees and Expenses are the indirect expenses of investing in other investment companies.  Accordingly, the expense ratio presented in the Financial Highlights section of the prospectus will not correlate to the Total Annual Operating Expense disclosed above.

In the summary prospectus for the Curian Guidance — Moderate Fund in the section entitled “Expenses,” please delete the table entitled “Annual Fund Operating Expenses” in its entirety and replace it with the following:

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees(1)	0.15%
Other Expenses(2)	0.16%
Acquired Fund Fees and Expenses(3)	1.21%
Total Annual Fund Operating Expenses	1.52%

(1) Management Fees have been restated to reflect a change in the management fee rate effective January 2, 2014.

(2) “Other Expenses” include an Administrative Fee of 0.10% which is payable to Curian Capital, LLC (“Curian Capital” or the “Adviser”) and are based on estimated amounts for the current fiscal year.  The Administrative Fee has been restated to reflect a change in the administrative services fee rate effective January 2, 2014.

(3) Acquired Fund Fees and Expenses are the indirect expenses of investing in other investment companies.  Accordingly, the expense ratio presented in the Financial Highlights section of the prospectus will not correlate to the Total Annual Operating Expense disclosed above.

In the summary prospectus for the Curian Guidance — Growth Fund in the section entitled “Expenses,” please delete the table entitled “Annual Fund Operating Expenses” in its entirety and replace it with the following:

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees(1)	0.15%
Other Expenses(2)	0.13%
Acquired Fund Fees and Expenses(3)	1.25%
Total Annual Fund Operating Expenses	1.53%

(1) Management Fees have been restated to reflect a change in the management fee rate effective January 2, 2014.

(2) “Other Expenses” include an Administrative Fee of 0.10% which is payable to Curian Capital, LLC (“Curian Capital” or the “Adviser”) and are based on estimated amounts for the current fiscal year.  The Administrative Fee has been restated to reflect a change in the administrative services fee rate effective January 2, 2014.

(3) Acquired Fund Fees and Expenses are the indirect expenses of investing in other investment companies.

In the summary prospectus for the Curian Guidance — Moderate Growth Fund in the section entitled “Expenses,” please delete the table entitled “Annual Fund Operating Expenses” in its entirety and replace it with the following:

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees(1)	0.15%
Other Expenses(2)	0.16%
Acquired Fund Fees and Expenses(3)	1.28%
Total Annual Fund Operating Expenses	1.59%

(1) Management Fees have been restated to reflect a change in the management fee rate effective January 2, 2014.

(2) “Other Expenses” include an Administrative Fee of 0.10% which is payable to Curian Capital, LLC (“Curian Capital” or the “Adviser”) and are based on estimated amounts for the current fiscal year.  The Administrative Fee has been restated to reflect a change in the administrative services fee rate effective January 2, 2014.

(3) Acquired Fund Fees and Expenses are the indirect expenses of investing in other investment companies.  Accordingly, the expense ratio presented in the Financial Highlights section of the prospectus will not correlate to the Total Annual Operating Expense disclosed above.

In the summary prospectus for the Curian Guidance — Maximum Growth Fund in the section entitled “Expenses,” please delete the table entitled “Annual Fund Operating Expenses” in its entirety and replace it with the following:

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees(1)	0.15%
Other Expenses(2)	0.16%
Acquired Fund Fees and Expenses(3)	1.34%
Total Annual Fund Operating Expenses	1.65%

(1) Management Fees have been restated to reflect a change in the management fee rate effective January 2, 2014.

(2) “Other Expenses” include an Administrative Fee of 0.10% which is payable to Curian Capital, LLC (“Curian Capital” or the “Adviser”) and are based on estimated amounts for the current fiscal year.  The Administrative Fee has been restated to reflect a change in the administrative services fee rate effective January 2, 2014.

(3) Acquired Fund Fees and Expenses are the indirect expenses of investing in other investment companies.  Accordingly, the expense ratio presented in the Financial Highlights section of the prospectus will not correlate to the Total Annual Operating Expense disclosed above.

In the summary prospectus for the Curian Guidance — Tactical Moderate Growth Fund in the section entitled “Expenses,” please delete the table entitled “Annual Fund Operating Expenses” in its entirety and replace it with the following:

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees(1)	0.15%
Other Expenses(2)	0.16%
Acquired Fund Fees and Expenses(3)	1.12%
Total Annual Fund Operating Expenses	1.43%

(1) Management Fees have been restated to reflect a change in the management fee rate effective January 2, 2014.

(2) “Other Expenses” include an Administrative Fee of 0.10% which is payable to Curian Capital, LLC (“Curian Capital” or the “Adviser”) and are based on estimated amounts for the current fiscal year.  The Administrative Fee has been restated to reflect a change in the administrative services fee rate effective January 2, 2014.

(3) Acquired Fund Fees and Expenses are the indirect expenses of investing in other investment companies.  Accordingly, the expense ratio presented in the Financial Highlights section of the prospectus will not correlate to the Total Annual Operating Expense disclosed above.

In the summary prospectus for the Curian Guidance — Tactical Maximum Growth Fund in the section entitled “Expenses,” please delete the table entitled “Annual Fund Operating Expenses” in its entirety and replace it with the following:

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees(1)	0.15%
Other Expenses(2)	0.16%
Acquired Fund Fees and Expenses(3)	1.42%
Total Annual Fund Operating Expenses	1.73%

(1) Management Fees have been restated to reflect a change in the management fee rate effective January 2, 2014.

(2) “Other Expenses” include an Administrative Fee of 0.10% which is payable to Curian Capital, LLC (“Curian Capital” or the “Adviser”) and are based on estimated amounts for the current fiscal year.  The Administrative Fee has been restated to reflect a change in the administrative services fee rate effective January 2, 2014.

(3) Acquired Fund Fees and Expenses are the indirect expenses of investing in other investment companies.  Accordingly, the expense ratio presented in the Financial Highlights section of the prospectus will not correlate to the Total Annual Operating Expense disclosed above.

In the summary prospectus for the Curian Guidance — Institutional Alt 65 Fund in the section entitled “Expenses,” please delete the table entitled “Annual Fund Operating Expenses” in its entirety and replace it with the following:

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees(1)	0.15%
Other Expenses(2)	0.16%
Acquired Fund Fees and Expenses(3)	1.57%
Total Annual Fund Operating Expenses	1.88%

(1) Management Fees have been restated to reflect a change in the management fee rate effective January 2, 2014.

(2) “Other Expenses” include an Administrative Fee of 0.10% which is payable to Curian Capital, LLC (“Curian Capital” or the “Adviser”) and are based on estimated amounts for the current fiscal year.  The Administrative Fee has been restated to reflect a change in the administrative services fee rate effective January 2, 2014.

(3) Acquired Fund Fees and Expenses are the indirect expenses of investing in other investment companies.  Accordingly, the expense ratio presented in the Financial Highlights section of the prospectus will not correlate to the Total Annual Operating Expense disclosed above.

In the summary prospectus for the Curian Guidance — Institutional Alt 100 Conservative Fund in the section entitled “Expenses,” please delete the table entitled “Annual Fund Operating Expenses” in its entirety and replace it with the following:

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees(1)	0.15%
Other Expenses(2)	0.13%
Acquired Fund Fees and Expenses(3)	1.76%
Total Annual Fund Operating Expenses	2.04%

(1) Management Fees have been restated to reflect a change in the management fee rate effective January 2, 2014.

(2) “Other Expenses” include an Administrative Fee of 0.10% which is payable to Curian Capital, LLC (“Curian Capital” or the “Adviser”) and are based on estimated amounts for the current fiscal year.  The Administrative Fee has been restated to reflect a change in the administrative services fee rate effective January 2, 2014.

(3) Acquired Fund Fees and Expenses are the indirect expenses of investing in other investment companies.

In the summary prospectus for the Curian Guidance — Institutional Alt 100 Moderate Fund in the section entitled “Expenses,” please delete the table entitled “Annual Fund Operating Expenses” in its entirety and replace it with the following:

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees(1)	0.15%
Other Expenses(2)	0.16%
Acquired Fund Fees and Expenses(3)	1.85%
Total Annual Fund Operating Expenses	2.16%

(1) Management Fees have been restated to reflect a change in the management fee rate effective January 2, 2014.

(2) “Other Expenses” include an Administrative Fee of 0.10% which is payable to Curian Capital, LLC (“Curian Capital” or the “Adviser”) and are based on estimated amounts for the current fiscal year.  The Administrative Fee has been restated to reflect a change in the administrative services fee rate effective January 2, 2014.

(3) Acquired Fund Fees and Expenses are the indirect expenses of investing in other investment companies.  Accordingly, the expense ratio presented in the Financial Highlights section of the prospectus will not correlate to the Total Annual Operating Expense disclosed above.

In the summary prospectus for the Curian Guidance — Institutional Alt 100 Growth Fund in the section entitled “Expenses,” please delete the table entitled “Annual Fund Operating Expenses” in its entirety and replace it with the following:

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees(1)	0.15%
Other Expenses(2)	0.13%
Acquired Fund Fees and Expenses(3)	1.68%
Total Annual Fund Operating Expenses	1.96%

(1) Management Fees have been restated to reflect a change in the management fee rate effective January 2, 2014.

(2) “Other Expenses” include an Administrative Fee of 0.10% which is payable to Curian Capital, LLC (“Curian Capital” or the “Adviser”) and are based on estimated amounts for the current fiscal year.  The Administrative Fee has been restated to reflect a change in the administrative services fee rate effective January 2, 2014.

(3) Acquired Fund Fees and Expenses are the indirect expenses of investing in other investment companies.

In the summary prospectus for the Curian Guidance — International Opportunities Conservative Fund in the section entitled “Expenses,” please delete the table entitled “Annual Fund Operating Expenses” in its entirety and replace it with the following:

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees(1)	0.15%
Other Expenses(2)	0.13%
Acquired Fund Fees and Expenses(3)	1.13%
Total Annual Fund Operating Expenses	1.41%

(1) Management Fees have been restated to reflect a change in the management fee rate effective January 2, 2014.

(2) “Other Expenses” include an Administrative Fee of 0.10% which is payable to Curian Capital, LLC (“Curian Capital” or the “Adviser”) and are based on estimated amounts for the current fiscal year.  The Administrative Fee has been restated to reflect a change in the administrative services fee rate effective January 2, 2014.

(3) Acquired Fund Fees and Expenses are the indirect expenses of investing in other investment companies.

In the summary prospectus for the Curian Guidance — International Opportunities Moderate Fund in the section entitled “Expenses,” please delete the table entitled “Annual Fund Operating Expenses” in its entirety and replace it with the following:

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees(1)	0.15%
Other Expenses(2)	0.13%
Acquired Fund Fees and Expenses(3)	1.23%
Total Annual Fund Operating Expenses	1.51%

(1) Management Fees have been restated to reflect a change in the management fee rate effective January 2, 2014.

(2) “Other Expenses” include an Administrative Fee of 0.10% which is payable to Curian Capital, LLC (“Curian Capital” or the “Adviser”) and are based on estimated amounts for the current fiscal year.  The Administrative Fee has been restated to reflect a change in the administrative services fee rate effective January 2, 2014.

(3) Acquired Fund Fees and Expenses are the indirect expenses of investing in other investment companies.

In the summary prospectus for the Curian Guidance — International Opportunities Growth Fund in the section entitled “Expenses,” please delete the table entitled “Annual Fund Operating Expenses” in its entirety and replace it with the following:

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees(1)	0.15%
Other Expenses(2)	0.13%
Acquired Fund Fees and Expenses(3)	1.30%
Total Annual Fund Operating Expenses	1.58%

(1) Management Fees have been restated to reflect a change in the management fee rate effective January 2, 2014.

(2) “Other Expenses” include an Administrative Fee of 0.10% which is payable to Curian Capital, LLC (“Curian Capital” or the “Adviser”) and are based on estimated amounts for the current fiscal year.  The Administrative Fee has been restated to reflect a change in the administrative services fee rate effective January 2, 2014.

(3) Acquired Fund Fees and Expenses are the indirect expenses of investing in other investment companies.

In the summary prospectus for the Curian Guidance — Equity 100 Fund in the section entitled “Expenses,” please delete the table entitled “Annual Fund Operating Expenses” in its entirety and replace it with the following:

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees(1)	0.15%
Other Expenses(2)	0.16%
Acquired Fund Fees and Expenses(3)	0.86%
Total Annual Fund Operating Expenses	1.17%

(1) Management Fees have been restated to reflect a change in the management fee rate effective January 2, 2014.

(2) “Other Expenses” include an Administrative Fee of 0.10% which is payable to Curian Capital, LLC (“Curian Capital” or the “Adviser”) and are based on estimated amounts for the current fiscal year.  The Administrative Fee has been restated to reflect a change in the administrative services fee rate effective January 2, 2014.

(3) Acquired Fund Fees and Expenses are the indirect expenses of investing in other investment companies.  Accordingly, the expense ratio presented in the Financial Highlights section of the prospectus will not correlate to the Total Annual Operating Expense disclosed above.

In the summary prospectus for the Curian Guidance — Fixed Income 100 Fund in the section entitled “Expenses,” please delete the table entitled “Annual Fund Operating Expenses” in its entirety and replace it with the following:

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees(1)	0.15%
Other Expenses(2)	0.16%
Acquired Fund Fees and Expenses(3)	0.74%
Total Annual Fund Operating Expenses	1.05%

(1) Management Fees have been restated to reflect a change in the management fee rate effective January 2, 2014.

(2) “Other Expenses” include an Administrative Fee of 0.10% which is payable to Curian Capital, LLC (“Curian Capital” or the “Adviser”) and are based on estimated amounts for the current fiscal year.  The Administrative Fee has been restated to reflect a change in the administrative services fee rate effective January 2, 2014.

(3) Acquired Fund Fees and Expenses are the indirect expenses of investing in other investment companies.  Accordingly, the expense ratio presented in the Financial Highlights section of the prospectus will not correlate to the Total Annual Operating Expense disclosed above.

In the summary prospectus for the Curian Guidance — Real Assets Fund in the section entitled “Expenses,” please delete the table entitled “Annual Fund Operating Expenses” in its entirety and replace it with the following:

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees(1)	0.15%
Other Expenses(2)	0.13%
Acquired Fund Fees and Expenses(3)	1.19%
Total Annual Fund Operating Expenses	1.47%

(1) Management Fees have been restated to reflect a change in the management fee rate effective January 2, 2014.

(2) “Other Expenses” include an Administrative Fee of 0.10% which is payable to Curian Capital, LLC (“Curian Capital” or the “Adviser”) and are based on estimated amounts for the current fiscal year.  The Administrative Fee has been restated to reflect a change in the administrative services fee rate effective January 2, 2014.

(3) Acquired Fund Fees and Expenses are the indirect expenses of investing in other investment companies.

In the summary prospectus for the Curian Dynamic Risk Advantage — Diversified Fund in the section entitled “Expenses,” please delete the table entitled “Annual Fund Operating Expenses” in its entirety and replace it with the following:

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees(1)	0.85%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses(2)	0.26%
Acquired Fund Fees and Expenses(3)	0.07%
Total Annual Fund Operating Expenses	1.43%
Less Waiver/Reimbursement(4)	(0.07)%
Total Annual Fund Operating Expenses After Waiver/Reimbursement	1.36%

(1) Management Fees have been restated to reflect a change in the management fee rate effective January 2, 2014.

(2) “Other Expenses” include an Administrative Fee of 0.20% which is payable to Curian Capital, LLC (“Curian Capital” or the “Adviser”) and are based on estimated amounts for the current fiscal year.

(3) Acquired Fund Fees and Expenses are the indirect expenses of investing in other investment companies.  Accordingly, the expense ratio presented in the Financial Highlights section of the prospectus will not correlate to the Total Annual Operating Expense disclosed above.

(4) Curian Capital has entered into a contractual agreement with the Fund under which it will waive 0.07% of its Management Fees.  This fee waiver will continue for at least one year from the date of this Prospectus, unless the Board of Trustees approves a change in or elimination of the waiver.

In the summary prospectus for the Curian Dynamic Risk Advantage — Growth Fund in the section entitled “Expenses,” please delete the table entitled “Annual Fund Operating Expenses” in its entirety and replace it with the following:

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees(1)	0.85%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses(2)	0.26%
Acquired Fund Fees and Expenses(3)	0.07%
Total Annual Fund Operating Expenses	1.43%
Less Waiver/Reimbursement(4)	(0.07)%
Total Annual Fund Operating Expenses After Waiver/Reimbursement	1.36%

(1) Management Fees have been restated to reflect a change in the management fee rate effective January 2, 2014.

(2) “Other Expenses” include an Administrative Fee of 0.20% which is payable to Curian Capital, LLC (“Curian Capital” or the “Adviser”) and are based on estimated amounts for the current fiscal year.

(3) Acquired Fund Fees and Expenses are the indirect expenses of investing in other investment companies.  Accordingly, the expense ratio presented in the Financial Highlights section of the prospectus will not correlate to the Total Annual Operating Expense disclosed above.

(4) Curian Capital has entered into a contractual agreement with the Fund under which it will waive 0.07% of its Management Fees.  This fee waiver will continue for at least one year from the date of this Prospectus, unless the Board of Trustees approves a change in or elimination of the waiver.

In the summary prospectus for the Curian Dynamic Risk Advantage — Income Fund in the section entitled “Expenses,” please delete the table entitled “Annual Fund Operating Expenses” in its entirety and replace it with the following:

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees(1)	0.85%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses(2)	0.26%
Acquired Fund Fees and Expenses(3)	0.35%
Total Annual Fund Operating Expenses	1.71%
Less Waiver/Reimbursement(4)	(0.35)%
Total Net Annual Fund Operating Expenses After Waiver/Reimbursement	1.36%

(1) Management Fees have been restated to reflect a change in the management fee rate effective January 2, 2014.

(2) “Other Expenses” include an Administrative Fee of 0.20% which is payable to Curian Capital, LLC (“Curian Capital” or the “Adviser”) and are based on estimated amounts for the current fiscal year.

(3) Acquired Fund Fees and Expenses are the indirect expenses of investing in other investment companies.  Accordingly, the expense ratio presented in the Financial Highlights section of the prospectus will not correlate to the Total Annual Operating Expense disclosed above.

(4) Curian Capital has entered into a contractual agreement with the Fund under which it will waive 0.35% of its Management Fees.  This fee waiver will continue for at least one year from the date of this Prospectus, unless the Board of Trustees approves a change in or elimination of the waiver.

In the summary prospectus for the Curian/American Funds® Global Growth Fund in the section entitled “Expenses,” please delete the table entitled “Annual Fund Operating Expenses” in its entirety and replace it with the following:

Annual Fund Operating Expenses(1)

(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	1.33%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses(2)	0.16%
Total Annual Fund Operating Expenses	1.74%
Less Waiver/Reimbursement(3)	(0.65)%
Total Net Annual Fund Operating Expenses After Waiver/Reimbursement	1.09%

(1) The fee table and example reflect the expenses of both the Fund and the Master Fund.

(2) “Other Expenses” include an Administrative Fee of 0.10% which is payable to Curian Capital, LLC (“Curian Capital” or the “Adviser”) and are based on estimated amounts for the initial fiscal year.  The Administrative Fee has been restated to reflect a change in the administrative services fee rate effective January 2, 2014.

(3) Curian Capital has entered into a contractual agreement with the Fund under which it will waive a portion (currently 0.65%) of its Management Fees for such time as the Fund is operated as a Feeder Fund, because during that time it will not be providing the portfolio management portion of the advisory and management services.  This fee waiver will continue as long as the Fund is part of a master-feeder structure, but in any event, this fee waiver will continue for at least one year from the date of Prospectus, unless the Board of Trustees approves a change in or elimination of the waiver.

In the summary prospectus for the Curian/American Funds® Growth Fund in the section entitled “Expenses,” please delete the table entitled “Annual Fund Operating Expenses” in its entirety and replace it with the following:

Annual Fund Operating Expenses(1)

(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	1.18%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses(2)	0.18%
Total Annual Fund Operating Expenses	1.61%
Less Waiver/Reimbursement(3)	(0.50)%
Total Net Annual Fund Operating Expenses After Waiver/Reimbursement	1.11%

(1) The fee table and example reflect the expenses of both the Fund and the Master Fund.

(2) “Other Expenses” include an Administrative Fee of 0.10% which is payable to Curian Capital, LLC (“Curian Capital” or the “Adviser”) and are based on estimated amounts for the current fiscal year.  The Administrative Fee has been restated to reflect a change in the administrative services fee rate effective January 2, 2014.

(3) Curian Capital has entered into a contractual agreement with the Fund under which it will waive a portion (currently 0.50%) of its Management Fees for such time as the Fund is operated as a Feeder Fund, because during that time it will not be providing the portfolio management portion of the advisory and management services.  This fee waiver will continue as long as the Fund is part of a master-feeder structure, but in any event, the waiver will continue for at least one year from the date of this Prospectus, unless the Board of Trustees approves a change in or elimination of the waiver.

In the summary prospectus for the Curian/PIMCO Credit Income Fund in the section entitled “Expenses,” please delete the table entitled “Annual Fund Operating Expenses” in its entirety and replace it with the following:

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees(1)	0.40%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses(2)	0.26%
Total Annual Fund Operating Expenses	0.91%

(1) Management Fees have been restated to reflect a change in the management fee rate effective January 2, 2014.

(2) “Other Expenses” include an Administrative Fee of 0.20% which is payable to Curian Capital, LLC (“Curian Capital” or the “Adviser”) and are based on estimated amounts for the current fiscal year.

This supplement is dated December 30, 2013.

(To be used with JMV8037 04/13 and JMV8037NY 04/13.)

CMV12299 12/13

SUPPLEMENT DATED JANUARY 2, 2014

TO THE SUMMARY PROSPECTUS DATED APRIL 29, 2013

CURIAN VARIABLE SERIES TRUST

Please note that the changes apply to your variable annuity product(s).

Effective December 31, 2013, please remove all references to Steven B. Young for the following funds:

•                  Curian Guidance — Interest Rate Opportunities Fund

•                  Curian Guidance — Multi-Strategy Income Fund

•                  Curian Guidance — Equity Income Fund

•                  Curian Guidance — Conservative Fund

•                  Curian Guidance — Moderate Fund

•                  Curian Guidance — Growth Fund

•                  Curian Guidance — Moderate Growth Fund

•                  Curian Guidance — Maximum Growth Fund

•                  Curian Guidance — Tactical Moderate Growth Fund

•                  Curian Guidance — Tactical Maximum Growth Fund

•                  Curian Guidance — International Opportunities Conservative Fund

•                  Curian Guidance — International Opportunities Moderate Fund

•                  Curian Guidance — International Opportunities Growth Fund

•                  Curian Guidance — Institutional Alt 65 Fund

•                  Curian Guidance — Institutional Alt 100 Conservative Fund

•                  Curian Guidance — Institutional Alt 100 Moderate Fund

•                  Curian Guidance — Institutional Alt 100 Growth Fund

•                  Curian Guidance — Real Assets Fund

•                  Curian Guidance — Equity 100 Fund

•                  Curian Guidance — Fixed Income 100 Fund

•                  Curian Tactical Advantage 35 Fund

•                  Curian Tactical Advantage 60 Fund

•                  Curian Tactical Advantage 75 Fund

•                  Curian Dynamic Risk Advantage — Diversified Fund

•                  Curian Dynamic Risk Advantage — Growth Fund

•                  Curian Dynamic Risk Advantage — Income Fund

This supplement is dated January 2, 2014.

(To be used with JMV8037 04/13 and JMV8037NY 04/13.)

CMV12310 01/14

1

SUPPLEMENT DATED FEBRUARY 3, 2014

TO THE SUMMARY PROSPECTUS DATED APRIL 29, 2013

SUPPLEMENT DATED FEBRUARY 3, 2014

TO THE PROSPECTUS DATED APRIL 29, 2013

CURIAN VARIABLE SERIES TRUST

Please note that the changes apply to your variable annuity product(s).

Please note that all changes are effective immediately, unless otherwise noted below.

For the Curian/American Funds® Growth Fund, please remove all references to Gregg E. Ireland.

In the summary prospectus section entitled “Summary Overview of Each Fund,” subsection “Portfolio Management” for the Curian Guidance — Interest Rate Opportunities Fund, Curian Guidance — Multi-Strategy Income Fund, Curian Guidance — Equity Income Fund, Curian Guidance — Conservative Fund, Curian Guidance — Moderate Fund,   Curian Guidance — Growth Fund, Curian Guidance — Moderate Growth Fund, Curian Guidance — Maximum Growth Fund, Curian Guidance — Tactical Moderate Growth Fund, Curian Guidance — Tactical Maximum Growth Fund, Curian Guidance — International Opportunities Conservative Fund, Curian Guidance — International Opportunities Moderate Fund, and Curian Guidance — International Opportunities Growth Fund, please add the following:

Name:	Joined Fund Management Team In:	Title:
Brian Hargreaves	February 2014	Vice President and Portfolio Manager, Curian Capital
Jonathan Shiffer	February 2014	Vice President and Portfolio Manager, Curian Capital

In the summary prospectus section entitled “Summary Overview of Each Fund,” subsection “Portfolio Management” for the Curian Guidance — Institutional Alt 65 Fund, Curian Guidance — Institutional Alt 100 Conservative Fund, Curian Guidance — Institutional Alt 100 Moderate Fund, Curian Guidance — Institutional Alt 100 Growth Fund, and Curian Guidance — Real Assets Fund, please add the following:

Name:	Joined Fund Management Team In:	Title:
Jonathan Shiffer	February 2014	Vice President and Portfolio Manager, Curian Capital

In the summary prospectus section entitled “Summary Overview of Each Fund,” subsection “Portfolio Management” for the Curian Guidance — Equity 100 Fund and Curian Guidance — Fixed Income 100 Fund, please remove the line item relating to Clint Pekrul and replace it with the following:

Name:	Joined Fund Management Team In:	Title:
James W. Gilmore	February 2014	Vice President and Portfolio Manager, Curian Capital
Brian Hargreaves	February 2014	Vice President and Portfolio Manager, Curian Capital

In the prospectus section entitled “Additional Information About Each Fund,” sub-section “The Adviser and Portfolio Management” for the Curian Guidance — Interest Rate Opportunities Fund, Curian Guidance — Multi-Strategy Income Fund, Curian Guidance — Equity Income Fund, Curian Guidance — Conservative Fund, Curian Guidance — Moderate Fund,   Curian Guidance — Growth Fund, Curian Guidance — Moderate Growth Fund, Curian Guidance — Maximum Growth Fund, Curian Guidance — Tactical Moderate Growth Fund, Curian Guidance — Tactical Maximum Growth Fund, Curian Guidance — International Opportunities Conservative Fund, Curian Guidance — International Opportunities Moderate Fund, and Curian Guidance — International Opportunities Growth Fund, please add the following:

•                  Brian Hargreaves, CAIA, Vice President and Portfolio Manager, is responsible for portfolio construction and asset allocation of the Funds.  Mr. Hargreaves brings nearly 15 years of investment experience in alternative assets, including due diligence, manager selection, performance measurement and portfolio management.  From 2006 until joining Curian Capital in 2012, Mr. Hargreaves was a Director in the Alternative & Quantitative Investments Group for UBS Global Asset Management (Americas) Inc. where he supported product expansion for UBS’s

1

institutional channel focused on single and multi-manager hedge fund strategies.  He acquired additional experience working at the Chicago Mercantile Group and Arthur Andersen LLP.

•                  Jonathan Shiffer, MBA, Vice President and Portfolio Manager for Curian Capital, is responsible for overseeing the firm’s activities related to Curian’s proprietary investment strategies. Mr. Shiffer has over 15 years of experience in the investment management industry.  Prior to joining Curian Capital in 2012, Mr. Shiffer served as Chief Investment Officer for Rushmore Investment Advisors Inc., an institutional money management firm, where he supervised portfolio management, research, trading, and portfolio operations staff.  Mr. Shiffer joined Rushmore from First Union Securities where he worked as a client portfolio manager responsible for equity & debt research, manager due diligence, and portfolio allocation. Mr. Shiffer received his Bachelor of Science in business and Masters of Business Administration from the University of Texas at Dallas.

In the prospectus section entitled “Additional Information About Each Fund,” sub-section “The Adviser and Portfolio Management” for the Curian Guidance — Institutional Alt 65 Fund, Curian Guidance — Institutional Alt 100 Conservative Fund, Curian Guidance — Institutional Alt 100 Moderate Fund, Curian Guidance — Institutional Alt 100 Growth Fund, and Curian Guidance — Real Assets Fund, please add the following:

•                  Jonathan Shiffer, MBA, Vice President and Portfolio Manager for Curian Capital, is responsible for overseeing the firm’s activities related to Curian’s proprietary investment strategies. Mr. Shiffer has over 15 years of experience in the investment management industry.  Prior to joining Curian Capital in 2012, Mr. Shiffer served as Chief Investment Officer for Rushmore Investment Advisors Inc., an institutional money management firm, where he supervised portfolio management, research, trading, and portfolio operations staff.  Mr. Shiffer joined Rushmore from First Union Securities where he worked as a client portfolio manager responsible for equity & debt research, manager due diligence, and portfolio allocation. Mr. Shiffer received his Bachelor of Science in business and Masters of Business Administration from the University of Texas at Dallas.

In the prospectus section entitled “Additional Information About Each Fund,” sub-section “The Adviser and Portfolio Management” for the Curian Guidance — Equity 100 Fund and Curian Guidance — Fixed Income 100 Fund, please remove the line item relating to Clint Pekrul and replace it with the following:

•                  James W. Gilmore, CFA, Vice President and Portfolio Manager is responsible for portfolio construction and asset allocation of the Funds. Mr. Gilmore brings over 30 years of investment experience in all aspects of the investment process, including due diligence, manager selection, performance measurement, portfolio optimization and portfolio management. Mr. Gilmore has been actively involved in the Asset Management Group since his arrival at Curian in 2011. Mr. Gilmore’s past experience includes Senior Consultant with NEPC, LLC from January 2008 through November 2011. In this role he lead public pension, corporate pension, labor union pension and defined contribution clients in the portfolio allocation and management process. He counseled over $12 billion in assets utilizing traditional and alternative asset classes in the process. Prior to NEPC, LLC, he was employed at Stonebridge Investment Partners from September 2005 through January 2008. Additional experience was acquired during assignments with New York Life Investment Management, Columbia Management Company and Morley Capital Management.

•                  Brian Hargreaves, CAIA, Vice President and Portfolio Manager, is responsible for portfolio construction and asset allocation of the Funds.  Mr. Hargreaves brings nearly 15 years of investment experience in alternative assets, including due diligence, manager selection, performance measurement and portfolio management.  From 2006 until joining Curian Capital in 2012, Mr. Hargreaves was a Director in the Alternative & Quantitative Investments Group for UBS Global Asset Management (Americas) Inc. where he supported product expansion for UBS’s institutional channel focused on single and multi-manager hedge fund strategies.  He acquired additional experience working at the Chicago Mercantile Group and Arthur Andersen LLP.

This supplement is dated February 3, 2014.

(To be used with JMV8037 04/13 and JMV8037NY 04/13.)

CMV12368 02/14

2

Curian Variable Series Trust	PRSRT STD
7601 Technology Way	U.S. POSTAGE
Denver, CO 80237	PAID
JACKSON NATIONAL
ASSET MANAGEMENT
L.L.C.

Item 2.  Code of Ethics.

As of the end of the period covered by this report, the registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There were no substantive amendments or any waivers to this code of ethics during the period covered by this report.  A copy of this code of ethics is filed as exhibit 12(a)(1) to this Form N-CSR.

Item 3.  Audit Committee Financial Expert.

The registrant has named David W. Agostine, Gregory P. Contillo, Dylan E. Taylor, Scot T. Wetzel, and Mark S. Wehrle as audit committee financial experts serving on its Audit Committee.  The Audit Committee replaced the former “Committee of Independent Trustees” on February 5, 2013.  Each of these individuals is “independent,” meaning that he is not an “interested person” of the registrant, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, and is considered “independent” for purposes of this Item.

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated as an “audit committee financial expert.”  Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation.  Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Trustees.

Item 4.  Principal Accountant Fees and Services.

The administrator of the registrant is responsible for payment of all expenses associated with the annual audit and other required services of the independent registered accounting firm, and all expenses associated with the preparation and filing of the tax returns.

KPMG LLP (“KPMG”) was appointed by the Board of Trustees as the independent registered public accounting firm of the registrant for the fiscal years ended December 31, 2012 and December 31, 2013.  The following table sets forth aggregate fees billed by KPMG for the respective period for professional services rendered to the registrant.

Fees for Services Rendered to the Registrant by the Principal Accountant

Fiscal Year	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
2012	$325,300	$0	$67,500	$0
2013	$586,190	$0	$141,875	$0

Fees for Services Rendered to the Adviser Entities by the Principal Accountant

The following table sets forth the amount of fees that were billed by KPMG for the respective period to any entity controlling, controlled by, or under common control with the investment adviser that provided ongoing services to the registrant (“Adviser Entities”) that were directly related to the registrant’s operations and financial reporting.

Fiscal Year	Audit-Related Fees	Tax Fees	All Other Fees
2012	$109,084	$0	$0
2013	$113,804	$0	$0

The above Audit-Related Fees are the aggregate fees billed to Adviser Entities for the performance of an internal audit control review of the sub-administrator to the registrant pursuant to Statement on Standards for Attestation Engagements No. 16.

(e)(1) The Audit Committee is authorized to pre-approve non-audit services provided by the registrant’s auditors, if they find it appropriate in light of their fiduciary duties and in the exercise of their good faith business judgment and compatible with the auditors’ independence.  The Chairman of the Audit Committee is authorized to approve audit and non-audit services for newly established Funds of the registrant on the same terms as the full Audit Committee previously had approved for the then existing Funds.

(e)(2) 0%

(f) Not applicable.

(g) The aggregate fees billed for all non-audit fees to the registrant and Adviser Entities for the year ended December 31, 2012 was $272,684.  The aggregate fees billed for all non-audit fees to the registrant and Adviser Entities for the year ended December 31, 2013 was $352,679.

(h) For the fiscal years ended December 31, 2012 and December 31, 2013, the Audit Committee of the registrant’s Board of Trustees considered the provision of non-audit services that were rendered to the Adviser Entities that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, and concluded that such services were compatible with maintaining KPMG’s independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Investments.

(a)  Below is a Schedule I — Investments in securities of unaffiliated issuers for the Curian Long Short Credit Fund, Curian/BlackRock Global Long Short Credit Fund, Curian/DFA U.S. Micro Cap Fund, Curian/PIMCO Credit Income Fund, and the Curian/The Boston Company Multi-Alpha Market Neutral Equity Fund for which a summary schedule of investments was provided in the Annual Report dated December 31, 2013, pursuant to §210.1212 of Regulation S-X.

Curian Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2013

	Shares/Par †	Value
Curian/BlackRock Global Long Short Credit Fund
COMMON STOCKS - 0.9%

AUSTRALIA - 0.2%
Fortescue Metals Group Ltd.	120	$627

IRELAND - 0.1%
Smurfit Kappa Group Plc	21	517

NETHERLANDS - 0.1%
NXP Semiconductors NV (a)	6	271

UNITED STATES OF AMERICA - 0.5%
Apple Inc.	2	1,030
Atmel Corp. (a)	6	49
Cummins Inc.	1	162
EMC Corp.	18	456
Union Pacific Corp.	2	301
Western Union Co.	16	271
		2,269
Total Common Stocks (cost $3,521)		3,684

NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES - 10.7%
AUSTRALIA - 0.8%
Virgin Australia Trust
8.50%, 10/23/16 (b)	$1,270	1,269
7.13%, 10/23/18 (b)	1,380	1,365
6.00%, 10/23/20 (b)	600	599
		3,233
CANADA - 0.3%
Air Canada Pass-Through Trust
6.63%, 05/15/18 (b)	700	697
5.38%, 05/15/21 (b)	430	418
		1,115
GERMANY - 0.4%
German Residential Funding Plc, 4.38%, 08/27/24 (c) (d), EUR	1,095	1,550

GUERNSEY - 0.3%
Doric Nimrod Air Alpha Pass-Through Trust, 5.25%, 05/30/23 (b)	1,300	1,285

IRELAND - 0.1%
Bank of Ireland Mortgage Bank, 3.63%, 10/02/20, EUR	290	415

ITALY - 0.6%
Banca Monte dei Paschi di Siena SpA, 4.88%, 09/15/16 (d), EUR	785	1,136
Berica PMI, 2.54%, 11/16/19 (d), EUR	1,137	1,578
		2,714
NETHERLANDS - 0.9%
North Westerly CLO IV BV
0.00%,01/15/26 (d) (e) (h), EUR	528	668
1.00%, 01/15/26 (d) (e), EUR	2,200	3,019
		3,687
SPAIN - 0.3%
AyT Cedulas Cajas XXIII Fondo de Titulizacion de Activos, 4.75%, 06/15/16, EUR	1,000	1,458

UNITED KINGDOM - 0.6%
Granite Master Issuer Plc
0.43%, 12/17/54 (c) (d), EUR	512	699
0.45%, 12/20/54 (c) (d), EUR	470	641
Ludgate Funding Plc, 0.00%, 01/01/61 (c) (e), GBP	800	434
Paragon Mortgages No. 13 Plc, 0.42%, 01/15/39 (c) (d)	652	581
		2,355
UNITED STATES OF AMERICA - 6.4%
Acas CLO Ltd.
0.45%, 04/20/21 (b) (c)	744	729
5.10%, 09/20/23 (b) (c)	250	249
ALM Loan Funding
3.71%, 04/24/24 (b) (c)	480	456
1.69%, 01/20/26 (b) (e)	560	559
2.99%, 01/20/26 (b) (e)	250	246
4.74%, 01/20/26 (b) (e)	345	308
ALM VI Ltd., 4.99%, 06/14/23 (b) (c)	250	251
American Airlines Pass-Through Trust
6.00%, 01/15/17 (b)	2,350	2,415
6.13%, 07/15/18 (b)	1,750	1,763
Apidos CDO
1.69%, 01/19/25 (b) (e)	515	509
3.04%, 01/19/25 (b) (e)	375	370
Ares XXV CLO Ltd., 3.39%, 01/17/24 (d)	250	248
Atlas Senior Loan Fund Ltd., 2.94%, 02/17/26 (b) (e)	350	336
Babson CLO Ltd., 4.49%, 05/15/23 (b)	500	495
Benefit Street Partners CLO Ltd., 3.54%, 01/20/26 (b) (e)	250	230
Carlyle Global Market Strategies CLO Ltd., 4.94%, 07/20/23 (b) (c)	600	590
Chatham Light CLO Ltd., 0.94%, 08/03/19 (b) (c)	500	485
Continental Airlines Inc. Pass-Through Trust, 5.50%, 10/29/20	230	235
Continental Airlines Pass-Through Certificates, 6.13%, 04/29/18	1,000	1,043
Dryden XXII Senior Loan Fund, 5.27%, 01/15/22 (b) (c)	745	747
ECP CLO Ltd., 3.24%, 03/17/22 (b) (c)	645	648
Flatiron CLO Ltd.
4.74%, 10/25/24 (b) (c)	250	251
1.69%, 01/17/26 (b) (c) (e)	345	344
Hilton USA Trust REMIC, 5.22%, 11/05/30 (b) (c)	374	376
ING IM CLO Ltd., 4.99%, 10/15/22 (b) (c)	250	250
ING Investment Management Co., 2.94%, 01/18/26 (b) (e)	255	250
Jamestown CLO I Ltd., 1.67%, 11/05/24 (b) (c)	500	495
KKR CLO Trust, 1.39%, 07/15/25 (b)	500	490
Madison Park Funding I Ltd., 3.05%, 10/23/25 (b) (e)	320	314
Mountain Hawk CLO Ltd., 1.40%, 07/22/24 (b)	460	450
Neuberger Berman CLO Ltd., 5.74%, 07/25/23 (b) (c)	250	250
North End CLO Ltd., 3.73%, 07/17/25 (b) (c)	250	237
Octagon Investment Partners XVIII Ltd., 3.94%, 12/16/24 (b) (c) (e)	250	243
OHA Credit Partners VI Ltd., 4.76%, 05/15/23 (b) (c)	350	351
OHA Credit Partners VII Ltd., 1.66%, 11/20/23 (b) (c)	315	314
OZLM Funding Ltd., 3.74%, 07/22/25 (b) (c)	750	703
Race Point V CLO Ltd., 2.74%, 12/15/22 (b)	700	701
Symphony CLO XI Ltd., 4.24%, 01/17/25 (b) (c)	250	243
Tyron Park CLO Ltd., 3.77%, 07/15/25 (b) (c)	500	478
United Air Lines Inc. Pass-Through Trust, 4.30%, 08/15/25	860	876

See accompanying Notes to Financial Statements.

	Shares/Par †	Value
US Airways Pass-Through Trust
5.45%, 06/03/18	2,700	2,666
8.00%, 10/01/19	220	245
6.75%, 06/03/21	677	721
5.38%, 11/15/21	1,620	1,598
Waterfront CLO Ltd., 1.19%, 08/02/20 (b)	500	468
West CLO Ltd., 3.14%, 11/07/25 (b) (e)	250	242
		26,468
Total Non-U.S. Government Agency Asset-Backed Securities (cost $43,906)		44,280

CORPORATE BONDS AND NOTES - 56.8%
AUSTRALIA - 0.1%
Spotless Holdings Term Loan B, 5.00%, 05/15/28 (c)	165	167

AUSTRIA - 0.2%
Vienna Insurance Group AG Wiener Versicherung Grup, 5.50%, 10/09/43 (d), EUR	600	865

CANADA - 0.5%
Air Canada, 6.75%, 10/01/19 (b)	875	923
Barrick Gold Corp., 3.85%, 04/01/22	159	143
Barrick North America Finance LLC, 4.40%, 05/30/21	175	168
Hudson’s Bay Co. Initial Term Loan, 4.75%, 10/07/20	115	117
Valeant Pharmaceuticals International, 6.75%, 08/15/18 (b)	611	671
		2,022
CZECH REPUBLIC - 0.1%
RPG Byty Sro, 6.75%, 05/01/20 (d), EUR	400	557

FINLAND - 0.4%
Citycon OYJ, 3.75%, 06/24/20 (d), EUR	1,120	1,538

FRANCE - 1.6%
Electricite de France SA, 2.75%, 03/10/23 (d), EUR	200	273
Eutelsat SA, 3.13%, 10/10/22 (d), EUR	400	543
Gecina SA, 2.88%, 05/30/23, EUR	400	524
Imerys SA, 2.50%, 11/26/20 (d), EUR	500	681
Plastic Omnium SA, 2.88%, 05/29/20, EUR	1,900	2,558
Societe Generale SA
7.88% (callable at 100 beginning 12/18/23) (b) (f)	969	976
8.25% (callable at 100 beginning 11/29/18) (d) (f)	340	364
2.38%, 02/28/18 (d), EUR	600	856
		6,775
GERMANY - 3.2%
Allianz Finance II BV, 5.75%, 07/08/41 (c), EUR	700	1,080
Allianz SE, 4.75%, (callable at 100 beginning 10/24/23) (d) (f), EUR	700	986
Autobahn Tank & Rast GmbH 1st Lien Term Loan A, 3.50%, 12/04/18 (c), EUR	1,200	1,649
Autobahn Tank & Rast GmbH 1st Lien Term Loan B, 3.75%, 12/04/19 (c), EUR	500	692
Bayerische Landesbank, 4.50%, 02/07/19 (c) (d), EUR	800	1,012
CeramTec Term Loan B-1, 4.25%, 06/30/17 (c)	153	154
Commerzbank AG
3.63%, 07/10/17, EUR	580	853
7.75%, 03/16/21, EUR	1,500	2,372
Deutsche Pfandbriefbank AG, 2.25%, 09/11/17 (d), EUR	1,260	1,754
Faenza Acquisition GmbH Term Loan B-2, 4.25%, 08/23/17 (c)	15	15
Faenza Acquisition GmbH Term Loan B-3, 4.25%, 08/23/17 (c)	47	47
FTE Verwaltungs GmbH, 9.00%, 07/15/20 (d), EUR	430	648
HSH Nordbank AG
1.02%, 02/14/17 (c), EUR	161	169
1.06%, 02/14/17 (c) (d), EUR	1,184	1,244
Muenchener Rueckversicherungs AG, 6.00%, 05/26/41 (c) (d), EUR	400	636
		13,311
IRELAND - 1.1%
AIB Mortgage Bank, 4.88%, 06/29/17, EUR	664	997
Cloverie Plc for Zurich Insurance Co. Ltd., 7.50%, 07/24/39 (c), EUR	450	739
CRH Finance Ltd., 3.13%, 04/03/23 (d), EUR	650	886
DEPFA Bank Plc, 0.98%, 12/15/15 (c), EUR	1,479	1,791
FLY Leasing Ltd. Term Loan, 4.50%, 08/09/19	40	40
		4,453
ITALY - 6.3%
A2A SpA, 4.38%, 01/10/21, EUR	880	1,282
ACEA SpA, 3.75%, 09/12/18 (d), EUR	665	968
Astaldi SpA, 7.13%, 12/01/20 (d), EUR	300	439
Banca Popolare dell’Emilia Romagna SC, 3.38%, 10/22/18 (c) (d), EUR	1,260	1,748
Credito Emiliano SpA, 3.25%, 07/09/20 (d), EUR	515	727
Enel Finance International NV, 4.88%, 04/17/23 (d), EUR	400	606
Enel SpA, 8.75%, 09/24/73 (b) (c)	1,025	1,115
Intesa Sanpaolo SpA, 3.00%, 01/28/19 (d), EUR	1,680	2,326
Meccanica Holdings USA Inc., 7.38%, 07/15/39 (b)	230	215
Mediaset SpA, 5.13%, 01/24/19, EUR	705	1,000
Mediobanca SpA, 3.63%, 10/17/23 (c) (d), EUR	1,405	1,966
Snai SpA, 7.63%, 06/15/18 (d), EUR	170	234
Telecom Italia Capital SA, 7.72%, 06/04/38	350	350
Telecom Italia Finance SA
6.13%, 11/15/16 (d) (g), EUR	3,000	4,306
7.75%, 01/24/33, EUR	610	920
Telecom Italia SpA
6.38%, 06/24/19, GBP	1,000	1,729
5.88%, 05/19/23, GBP	550	873
UniCredit SpA
6.95%, 10/31/22 (d), EUR	620	929
5.75%, 10/28/25 (c) (d), EUR	2,240	3,135
Unione di Banche Italiane SCPA, 3.13%, 10/14/20 (d), EUR	805	1,125
		25,993
JAMAICA - 0.1%
Digicel Ltd., 6.00%, 04/15/21 (b)	452	436

JERSEY - 0.4%
Atrium European Real Estate Ltd., 4.00%, 04/20/20 (d), EUR	800	1,095
Enterprise Funding Ltd., 3.50%, 09/10/20 (d) (g), GBP	300	547
		1,642
LUXEMBOURG - 1.7%
Aguila 3 SA, 7.88%, 01/31/18 (b)	440	466

See accompanying Notes to Financial Statements.

	Shares/Par †	Value
Altice Financing SA, 6.50%, 01/15/22 (b)	560	564
Bilbao Luxembourg SA, 10.50%, 12/01/18 (d) (l), EUR	100	135
GCS Holdco Finance I SA, 6.50%, 11/15/18 (d), EUR	150	212
GELF Bond Issuer I SA, 3.13%, 04/03/18 (d), EUR	1,215	1,720
Intralot Finance Luxembourg SA, 9.75%, 08/15/18 (d), EUR	1,085	1,633
ION Trading Technologies S.A.R.L. Term Loan B, 4.75%, 05/09/17 (c)	438	441
IVS F. SpA, 7.13%, 04/01/20 (d), EUR	650	921
Servus Luxembourg Holding SCA, 7.75%, 06/15/18 (d), EUR	599	867
		6,959
MACAU - 0.1%
Wynn Macau Ltd, 5.25%, 10/15/21 (b)	424	424

MEXICO - 0.3%
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand, 5.95%, 01/30/24 (b) (c)	1,260	1,276

NETHERLANDS - 3.2%
ABN AMRO Bank NV
3.63%, 10/06/17 (d), EUR	600	891
6.38%, 04/27/21 (d), EUR	120	191
7.13%, 07/06/22 (d), EUR	300	495
Achmea BV
2.50%, 11/19/20 (d), EUR	770	1,050
6.00%, 04/04/43 (c) (d), EUR	755	1,122
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
4.00%, 01/11/22, EUR	560	844
3.95%, 11/09/22	400	387
3.88%, 07/25/23, EUR	1,460	2,011
5.75%, 12/01/43	340	359
ING Bank NV
6.13%, 05/29/23 (c), EUR	400	611
5.80%, 09/25/23 (b)	400	417
3.50%, 11/21/23 (d), EUR	549	753
4.13%, 11/21/23 (d)	521	519
NXP BV, 3.75%, 06/01/18 (b)	940	947
TMF Group Holding BV, 9.88%, 12/01/19 (d), EUR	320	476
Univeg Holding BV, 7.88%, 11/15/20 (d), EUR	690	947
Ziggo BV, 3.63%, 03/27/20 (d), EUR	993	1,366
		13,386
PORTUGAL - 0.5%
Caixa Geral de Depositos SA, 5.63%, 12/04/15 (d), EUR	600	869
Galp Energia SGPS SA, 4.13%, 01/25/19, EUR	800	1,117
		1,986
SLOVAKIA - 0.2%
Zapadoslovenska Energetika A/S, 2.88%, 10/14/18 (d), EUR	680	954

SLOVENIA - 0.1%
Adria Bidco BV, 7.88%, 11/15/20 (d), EUR	220	305

SPAIN - 3.9%
Ayt Cedulas Cajas Global
3.50%, 03/14/16, EUR	800	1,131
4.25%, 06/14/18, EUR	300	431
3.75%, 12/14/22, EUR	800	1,047
AyT Cedulas Cajas X Fondo de Titulizacion, 0.36%, 06/30/15 (c), EUR	1,000	1,341
Banco Bilbao Vizcaya Argentaria SA, 9.00%, (callable at 100 beginning 05/09/18) (d) (f)	400	430
Banco Popular Espanol SA, 11.50%, (callable at 100 beginning 10/10/18) (d) (f), EUR	800	1,202
BBVA Senior Finance SAU, 3.75%, 01/17/18 (d), EUR	200	293
BPE Financiaciones SA, 2.88%, 05/19/16, EUR	1,500	2,072
CaixaBank SA, 4.50%, 11/22/16 (d) (g), EUR	1,100	1,544
Caja Rural de Navarra, 2.88%, 06/11/18 (d), EUR	900	1,262
Cedulas TDA
4.13%, 11/29/19, EUR	300	423
4.25%, 03/28/27, EUR	100	121
Cedulas TDA 6 Fondo de Titulizacion de Activos
3.88%, 05/23/25, EUR	800	977
4.25%, 04/10/31, EUR	1,200	1,382
Repsol International Finance BV, 3.63%, 10/07/21 (d), EUR	1,200	1,706
Telefonica Emisiones SAU, 3.19%, 04/27/18	560	570
		15,932
SWEDEN - 0.4%
SAS AB, 7.50%, 04/01/15 (g), SEK	1,000	158
Svenska Handelsbanken AB, 3.00%, 11/20/20 (d), GBP	960	1,561
		1,719
SWITZERLAND - 1.0%
Credit Suisse AG, 5.75%, 09/18/25 (d), EUR	810	1,192
Credit Suisse Group AG
7.50% (callable at 100 beginning 12/11/23) (b) (f)	930	982
7.50% (callable at 100 beginning 12/11/23) (d) (f)	900	951
Tyco Electronics Group SA, 2.38%, 12/17/18	165	163
UBS AG, 4.75%, 05/22/23 (d)	660	659
		3,947
UNITED KINGDOM - 7.3%
AA Bond Co. Ltd.
9.50%, 07/31/19 (d), GBP	390	709
6.27%, 07/31/25 (d), GBP	1,015	1,801
Abbey National Treasury Services Plc, 2.63%, 07/16/20 (d), EUR	1,740	2,405
Aviva Plc, 6.13%, 07/05/43 (d), EUR	835	1,273
Barclays Bank Plc
4.75% (callable at 100 beginning 03/15/20) (f), EUR	650	760
6.63%, 03/30/22 (d), EUR	400	648
7.63%, 11/21/22	243	259
Barclays Plc
8.00% (callable at 100 beginning 12/15/20) (f), EUR	1,075	1,489
8.25% (callable at 100 beginning 12/15/18) (f)	1,975	2,039
BAT International Finance Plc, 4.00%, 09/04/26 (d), GBP	1,270	2,047
BUPA Finance Plc, 5.00%, 04/25/23 (d), GBP	340	555
Co-operative Group Holdings 2011, 6.88%, 07/08/20 (d), GBP	340	577
Enterprise Inns Plc, 6.50%, 12/06/18, GBP	100	172
GKN Holdings Plc, 5.38%, 09/19/22 (d), GBP	620	1,066
Grainger Plc, 5.00%, 12/16/20 (d), GBP	710	1,193
House of Fraser Funding Plc, 8.88%, 08/15/18 (d), GBP	563	1,019
Jaguar Land Rover Automotive Plc, 8.25%, 03/15/20 (d), GBP	300	563

See accompanying Notes to Financial Statements.

	Shares/Par †	Value
Lloyds Bank Plc, 6.50%, 03/24/20 (d), EUR	1,010	1,609
Nationwide Building Society, 4.13%, 03/20/23 (d), EUR	750	1,070
Phosphorus Holdco Plc, 10.00%, 04/01/19 (d), GBP	280	450
Punch Taverns Finance B Ltd.
5.94%, 12/30/24, GBP	280	452
4.77%, 06/30/33, GBP	683	1,060
RBS Capital Trust B, 6.80%, (callable at 100 beginning 03/31/14) (d) (f)	160	153
Royal Bank of Scotland Group Plc, 6.00%, 12/19/23	2,456	2,474
SABMiller Holdings Inc., 2.20%, 08/01/18 (b)	330	329
Santander UK Plc, 5.00%, 11/07/23 (b)	450	451
Unique Pub Finance Co. Plc
7.40%, 03/28/24, GBP	182	291
5.66%, 06/30/27, GBP	1,612	2,616
Vougeot Bidco Plc, 7.88%, 07/15/20 (d), GBP	378	671
		30,201
UNITED STATES OF AMERICA - 24.1%
Access Midstream Partners LP, 5.88%, 04/15/21	40	43
Activision Blizzard Inc. Term Loan B, 2.50%, 08/26/17 (c)	324	326
ADS Waste Holdings Inc. Term Loan B, 4.25%, 12/21/16 (c)	497	500
ADT Corp., 4.13%, 06/15/23	2,355	2,087
Aircastle Ltd., 7.63%, 04/15/20	420	471
Alcatel-Lucent Term Loan, 7.25%, 06/29/19 (c)	328	330
Alcatel-Lucent USA Inc
4.63%, 07/01/17 (b)	365	365
6.75%, 11/15/20 (b)	765	795
Alliance Laundry Systems Term Loan B, 4.50%, 04/01/17 (c)	225	226
Ally Financial Inc., 8.00%, 11/01/31	560	670
Altera Corp, 4.10%, 11/15/23	730	703
American Builders & Contractors Supply Co. Inc. Term Loan, 3.50%, 03/31/17 (c)	349	350
American Capital Ltd., 6.50%, 09/15/18 (b)	1,425	1,486
American Tower Corp.
3.40%, 02/15/19	280	285
5.90%, 11/01/21	400	436
3.50%, 01/31/23	1,180	1,074
Amscan Holdings Inc. Term Loan, 4.25%, 07/25/19 (c)	645	648
Anadarko Petroleum Corp.
6.45%, 09/15/36	145	162
0.00%,10/10/36 (h)	8,370	2,989
Aptalis Pharma Inc. Term Loan B, 6.00%, 09/24/20 (c)	294	299
APX Group Inc., 8.75%, 12/01/20 (b)	255	259
Arysta Lifescience Corp. Term Loan B, 4.50%, 05/08/17 (c)	184	185
Bally Technologies Inc. Term Loan B, 4.25%, 07/31/17 (c)	414	417
Bank of America Corp.
5.20% (callable at 100 beginning 06/01/23) (c) (f)	2,055	1,808
5.65%, 05/01/18	425	484
Barrick Gold Corp., 4.10%, 05/01/23	1,036	935
Beverage Packaging Holdings Luxembourg II SA, 6.00%, 06/15/17 (b)	337	341
Biomet Inc. Incremental Term Loan, 3.75%, 07/17/17 (c)	194	195
BJ’s Wholesale Club Term Loan, 4.50%, 09/26/19 (c)	542	545
BMC Software Finance Inc., 8.13%, 07/15/21 (b)	335	345
BMC Software Finance Inc. Term Loan, 5.00%, 07/27/17 (c)	310	311
Brand Energy & Infrastructure Services Inc., 8.50%, 12/01/21 (b)	225	229
Bright Horizons Family Solutions LLC Term Loan B, 3.95%, 02/11/17 (c)	249	250
CA Inc., 2.88%, 08/15/18	310	309
Caesars Entertainment Resort Properties LLC Term Loan B, 6.50%, 09/17/20 (c)	2,520	2,504
Ceridian Corp., 8.88%, 07/15/19 (b)	368	423
Ceridian HCM Holding Inc., 11.00%, 03/15/21 (b)	330	380
Citigroup Inc.
5.35% (callable at 100 beginning 05/15/23) (c) (f)	975	856
5.95% (callable at 100 beginning 01/30/23) (c) (f)	530	490
CNH Capital LLC
3.25%, 02/01/17 (b)	800	814
3.63%, 04/15/18	560	568
Coinmach Corp. Term Loan, 4.25%, 02/09/17 (c)	374	376
Continental Building Products LLC Term Loan B, 4.50%, 08/07/17 (c)	274	274
Continental Resources Inc., 5.00%, 09/15/22	240	249
CPG International Inc. Term Loan, 5.00%, 08/26/17 (c)	374	375
Delphi Corp., 5.00%, 02/15/23	400	412
DIRECTV Holdings LLC, 3.80%, 03/15/22	1,037	995
Edwards Lifesciences Corp., 2.88%, 10/15/18	510	507
Endo Finance Co., 5.75%, 01/15/22 (b)	530	533
Energy Transfer Partners LP
4.15%, 10/01/20	310	314
4.90%, 02/01/24	1,470	1,490
6.50%, 02/01/42	110	118
Fidelity National Information Services Inc., 5.00%, 03/15/22	465	475
First Data Corp. New Dollar Term Loan, 4.19%, 03/24/17 (c)	130	130
FirstEnergy Solutions Corp., 6.05%, 08/15/21	450	480
Ford Motor Credit Co. LLC, 2.38%, 01/16/18	580	586
Forest Laboratories Inc., 5.00%, 12/15/21 (b)	402	404
Freescale Semiconductor Inc. Term Loan B-5, 5.00%, 10/23/17 (c)	204	207
Gardner Denver Inc. Dollar Term Loan, 4.25%, 06/30/17 (c)	1,209	1,208
General Motors Co.
4.88%, 10/02/23 (b)	275	278
6.25%, 10/02/43 (b)	805	836
General Motors Financial Co. Inc.
2.75%, 05/15/16 (b)	403	408
3.25%, 05/15/18 (b)	910	910
Genworth Financial Inc., 4.80%, 02/15/24	773	762
GLP Capital LP
4.38%, 11/01/18 (b)	213	218
4.88%, 11/01/20 (b)	278	278
Goldman Sachs Group Inc., 1.84%, 11/29/23 (c)	2,040	2,072
HD Supply Inc.
8.13%, 04/15/19	454	506
7.50%, 07/15/20	756	815
Hilton Worldwide Inc. Term Loan B, 3.00%, 09/01/17 (c)	1,347	1,357
Hospira Inc.
5.20%, 08/12/20	830	860
5.80%, 08/12/23	800	825

See accompanying Notes to Financial Statements.

	Shares/Par †	Value
HUB International Ltd. Term Loan B, 4.75%, 09/01/17 (c)	603	610
Hyundai Capital America, 1.88%, 08/09/16 (b)	330	331
ING US Inc., 5.65%, 05/15/53 (c)	245	238
Ingersoll-Rand Global Holding Co. Ltd., 2.88%, 01/15/19 (b)	118	116
Jabil Circuit Inc., 5.63%, 12/15/20	625	648
JPMorgan Chase & Co.
5.15% (callable at 100 beginning 05/01/23) (c) (f)	1,150	1,032
6.00% (callable at 100 beginning 08/01/23) (c) (f)	925	885
5.63%, 08/16/43	1,485	1,564
KCG Holdings Inc. Term Loan B, 5.25%, 06/29/19 (c)	33	33
Kinder Morgan Energy Partners LP, 2.65%, 02/01/19	170	168
Laboratory Corp. of America Holdings, 2.50%, 11/01/18	460	453
Level 3 Financing Inc.
8.13%, 07/01/19	530	580
6.13%, 01/15/21 (b)	1,002	1,012
LifePoint Hospitals Inc., 5.50%, 12/01/21 (b)	293	294
Lynx II Corp., 7.00%, 04/15/23 (d), GBP	340	586
MacDermid Inc. Term Loan, 4.00%, 06/15/20 (c)	498	501
Maxim Integrated Products Inc., 2.50%, 11/15/18	460	456
Meccanica Holdings USA Inc.
6.25%, 07/15/19 (b)	510	529
6.25%, 01/15/40 (b)	1,120	945
Media General Inc. Term Loan B, 0.50%, 06/30/17 (c)	690	696
Michaels Stores Inc., 5.88%, 12/15/20 (b)	400	402
Mitchell International Inc. Term Loan B, 4.50%, 09/27/20 (c)	185	186
Morgan Stanley
5.63%, 09/23/19	550	625
5.00%, 11/24/25	2,070	2,072
Neiman Marcus Group Ltd. Inc. Term Loan, 5.00%, 10/16/20 (c)	370	374
Norfolk Southern Corp., 4.80%, 08/15/43	270	261
Nuance Communications Inc., 5.38%, 08/15/20 (b)	418	409
Offshore Group Investment Ltd. Term Loan, 5.75%, 01/26/14 (c)	497	503
Onex Carestream Finance LP Term Loan, 8.50%, 02/11/17 (c)	200	204
Onex Carestream Finance LP Term Loan B, 5.00%, 10/06/15 (c)	297	301
Oracle Corp., 2.38%, 01/15/19	500	504
OSI Restaurant Partners LLC Term Loan, 3.50%, 12/22/16 (c)	206	206
Oxea Finance & Cy SCA Term Loan, 8.50%, 06/01/17 (c)	90	92
Oxea Finance & Cy SCA Term Loan B-2, 4.75%, 11/30/19 (c)	510	513
Par Pharmaceutical Cos. Inc. Term Loan B, 4.25%, 10/10/16 (c)	249	250
Performance Food Group Co. Term Loan B, 6.25%, 01/31/17 (c)	274	275
Pinnacle Entertainment Inc. Term Loan B-2, 3.75%, 06/30/17 (c)	373	374
Pinnacle Foods Finance LLC Term Loan G, 3.25%, 04/15/20 (c)	496	495
Pinnacle Foods Finance LLC Term Loan H, 2.50%, 04/30/17 (c)	145	144
Progressive Waster Solutions Ltd. Term Loan B, 5.00%, 12/22/16 (c)	194	194
PSEG Power LLC, 4.30%, 11/15/23	655	651
RBS Global Inc. and Rexnord Corp. Term Loan B, 4.00%, 08/07/17 (c)	229	230
Realogy Group LLC
3.38%, 05/01/16 (b)	552	556
7.88%, 02/15/19 (b)	528	579
Reynolds Group Holdings Inc. New Dollar Term Loan, 4.00%, 11/26/18 (c)	100	101
Sabine Pass Liquefaction LLC
5.63%, 02/01/21 (b)	392	383
6.25%, 03/15/22 (b)	416	413
Sabine Pass LNG LP, 7.50%, 11/30/16	218	246
Salix Pharmaceuticals Ltd., 6.00%, 01/15/21 (b)	171	175
Seagate HDD Cayman, 3.75%, 11/15/18 (b)	1,075	1,087
Sequa Corp. Term Loan, 5.25%, 05/15/17	569	554
Sprint Communications Inc., 9.00%, 11/15/18 (b)	490	590
Sprint Corp.
7.88%, 09/15/23 (b)	1,545	1,661
7.13%, 06/15/24 (b)	660	670
State Street Capital Trust IV, 1.24%, 06/15/37 (c)	1,460	1,103
SUPERVALU Inc. Term Loan, 5.00%, 01/15/22 (c)	297	300
T-Mobile USA Inc.
6.63%, 04/28/21	615	649
6.13%, 01/15/22	130	132
6.73%, 04/28/22	414	432
6.50%, 01/15/24	240	243
Tenet Healthcare Corp.
6.00%, 10/01/20 (b)	367	383
8.13%, 04/01/22	584	629
TIBCO Software Inc., 2.25%, 05/01/32 (g)	180	180
Time Warner Cable Inc.
8.25%, 04/01/19	750	878
6.55%, 05/01/37	40	37
7.30%, 07/01/38	460	458
6.75%, 06/15/39	1,860	1,747
4.50%, 09/15/42	925	698
Total System Services Inc., 2.38%, 06/01/18	420	408
Transocean Inc., 6.38%, 12/15/21 (i)	280	314
Travelport LLC 1st Lien Term Loan B, 6.25%, 02/07/16 (c)	542	555
TriNet HR Corp. Term Loan B-2, 5.00%, 07/31/17 (c)	50	50
TRW Automotive Inc., 4.45%, 12/01/23 (b)	390	378
U.S. Foodservice Inc. Term Loan, 4.50%, 03/31/19 (c)	532	537
Ultra Petroleum Corp., 5.75%, 12/15/18 (b)	184	189
United Continental Holdings Inc.
6.00%, 12/01/20	570	569
8.00%, 07/15/24	2,640	2,648
Univision Communications 1st Lien Term Loan, 4.75%, 03/21/17 (c)	149	150
Valeant Pharmaceuticals International Inc. Term Loan, 3.75%, 02/11/17 (c)	199	201
Verizon Communications Inc.
5.15%, 09/15/23	1,718	1,842
3.85%, 11/01/42	500	407
6.55%, 09/15/43	3,996	4,660
Weather Co. Term Loan, 7.00%, 12/26/20 (c)	215	221
Wells Fargo & Co., 2.25%, 05/02/23 (d), EUR	490	650
Western Union Co., 3.35%, 05/22/19 (i)	700	698
Whiting Petroleum Corp., 5.00%, 03/15/19	545	557
Williams Cos. Inc., 3.70%, 01/15/23	470	410

See accompanying Notes to Financial Statements.

Curian Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands, except contracts)

December 31, 2013

	Shares/Par/Contracts †	Value
Williams Partners LP, 4.50%, 11/15/23	720	714
Wilsonart LLC Initial Term Loan, 5.50%, 01/25/17 (c)	298	296
Wise Metals Group LLC, 8.75%, 12/15/18 (b)	635	668
WM Wrigley Jr. Co., 2.90%, 10/21/19 (b)	440	436
Zayo Group LLC, 8.13%, 01/01/20	184	201
		99,736
Total Corporate Bonds and Notes (cost $226,653)		234,584

GOVERNMENT AND AGENCY OBLIGATIONS - 2.6%
PORTUGAL - 0.3%
Portugal Government International Bond, 3.50%, 03/25/15 (d)	1,250	1,263

SPAIN - 1.6%
Autonomous Community of Catalonia, Spain, 2.13%, 10/01/14, CHF	100	112
Autonomous Community of Valencia, Spain
3.25%, 07/06/15, EUR	900	1,240
4.38%, 07/16/15, EUR	1,000	1,403
4.00%, 11/02/16, EUR	300	415
Spain Government Bond, 5.40%, 01/31/23, EUR	2,454	3,708
		6,878
UNITED STATES OF AMERICA - 0.7%
U.S. Treasury Note, 1.38%, 06/30/18 - 09/30/18	2,823	2,796
Total Government and Agency Obligations (cost $10,683)		10,937

INVESTMENT COMPANIES - 1.0%
iShares Transportation Average ETF (j)	2	236
PowerShares Senior Loan Portfolio	165	4,105
Total Investment Companies (cost $4,334)		4,341

TRUST PREFERREDS - 0.1%
UNITED STATES OF AMERICA - 0.1%
RBS Capital Funding Trust V, 5.90%, (callable at 25 beginning 02/10/14) (f)	6	129
RBS Capital Funding Trust VII, 6.08%, (callable at 25 beginning 02/10/14) (f)	6	133
Total Trust Preferreds (cost $274)		262

PREFERRED STOCKS - 1.2%
UNITED KINGDOM - 0.1%
Royal Bank of Scotland Group Plc - ADR, 6.13%, (callable at 25 beginning 02/10/14) (f)	2	34
Royal Bank of Scotland Group Plc - ADR, 6.60%, (callable at 25 beginning 02/10/14) (f)	8	180
		214
UNITED STATES OF AMERICA - 1.1%
Citigroup Inc., 6.88%, (callable at 25 beginning 11/15/23) (f)	40	1,013
Crown Castle International Corp., 4.50% (g)	7	661
Goldman Sachs Group Inc., 5.50%, (callable at 25 beginning 05/10/25) (f)	16	357
Stanley Black & Decker Inc., 6.25%	2	222
United Technologies Corp., 7.50% (g)	18	1,211
Wells Fargo & Co., 5.85%, (callable at 25 beginning 09/15/23) (f)	62	1,461
		4,925
Total Preferred Stocks (cost $5,215)		5,139

PURCHASED OPTIONS - 0.1%
Euro Stoxx 50 Index Call Option, Strike Price EUR 3,000, Expiration 01/17/14	48	80
Euro Stoxx 50 Index Call Option, Strike Price EUR 3,050, Expiration 01/17/14	119	131
iTraxx Europe Crossover Series 20 Put Option, Strike Price EUR 350, Expiration 01/15/14, JPM	5,550,000	2
SPDR S&P 500 ETF Trust Put Option, Strike Price 171, Expiration 01/18/14	244	5
SPDR S&P 500 ETF Trust Put Option, Strike Price 175, Expiration 01/18/14	637	15
Time Warner Cable Inc. Call Option, Strike Price 155, Expiration 07/19/14	250	12
Total Purchased Options (cost $351)		245

SHORT TERM INVESTMENTS - 41.8%
Investment Company - 19.7%
JNL Money Market Fund, 0.01% (j) (k)	81,199	81,199

Repurchase Agreements - 22.1%
Australia - 0.6%
Repurchase Agreement with BCL, (1.00)% (Collateralized by $580 National Australia Bank Ltd., 2.30%, due 07/25/18, value $585) acquired on 07/19/13, open maturity at $581	$581	581
Repurchase Agreement with CGM, (0.75)% (Collateralized by $750 National Australia Bank Ltd., 2.30%, due 07/25/18, value $756) acquired on 10/04/13, open maturity at $759	759	759
Repurchase Agreement with DUB, (0.10)% (Collateralized by $1,325 Westpac Banking Corp., 2.25%, due 07/30/18, value $1,332) acquired on 09/04/13, open maturity at $1,312	1,312	1,312
		2,652
Brazil - 0.1%
Repurchase Agreement with BBP, (0.15)% (Collateralized by $430 Petrobras Global Finance BV, 4.38%, due 05/20/23, value $384) acquired on 06/05/13, open maturity at $416	416	416

Italy - 1.6%
Repurchase Agreement with BBP, (0.02)% (Collateralized by EUR 1,300 Italy Buoni Poliennali Del Tesoro, 3.75%, due 03/01/21, value EUR 1,333) acquired on 09/05/13, open maturity at $1,822, EUR	1,324	1,822
Repurchase Agreement with BBP, (0.04)% (Collateralized by EUR 1,300 Italy Buoni Poliennali Del Tesoro, 3.75%, due 03/01/21, value EUR 1,333) acquired on 09/11/13, open maturity at $1,816, EUR	1,320	1,816
Repurchase Agreement with BBP, (0.18)% (Collateralized by EUR 340 Italy Buoni Poliennali Del Tesoro, 3.75%, due 08/01/21, value EUR 349) acquired on 05/23/13, open maturity at $494, EUR	359	494

See accompanying Notes to Financial Statements.

Curian Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2013

	Shares/Par †	Value
Repurchase Agreement with BBP, (0.18)% (Collateralized by EUR 850 Italy Buoni Poliennali Del Tesoro, 3.75%, due 08/01/21, value EUR 872) acquired on 09/04/13, open maturity at $1,174, EUR	854	1,174
Repurchase Agreement with BBP, (0.28)% (Collateralized by EUR 340 Italy Buoni Poliennali Del Tesoro, 3.75%, due 08/01/21, value EUR 349) acquired on 05/24/13, open maturity at $491, EUR	357	491
Repurchase Agreement with BBP, 0.00% (Collateralized by EUR 655 Italy Buoni Poliennali Del Tesoro, 4.50%, due 05/01/23, value EUR 687) acquired on 11/26/13, open maturity at $967, EUR	703	967
		6,764
Portugal - 0.4%
Repurchase Agreement with BBP, (0.18)% (Collateralized by EUR 1,150 Portugal Obrigacoes do Tesouro OT, 4.75%, due 06/14/19, value EUR 1,128) acquired on 09/04/13, open maturity at $1,586, EUR	1,153	1,586

Spain - 2.7%
Repurchase Agreement with BBP, (0.05)% (Collateralized by EUR 370 Spain Government Bond, 4.10%, due 07/30/18, value EUR 392) acquired on 12/17/13, open maturity at $563, EUR	409	563
Repurchase Agreement with BBP, (0.06)% (Collateralized by EUR 2,500 Spain Government Bond, 4.10%, due 07/30/18, value EUR 2,661) acquired on 11/19/13, open maturity at $3,682, EUR	2,677	3,682
Repurchase Agreement with BBP, 0.00% (Collateralized by EUR 1,270 Spain Government Bond, 3.75%, due 10/31/18, value EUR 1,331) acquired on 09/11/13, open maturity at $1,786, EUR	1,298	1,786
Repurchase Agreement with MSC, (0.04)% (Collateralized by EUR 1,600 Spain Government Bond, 4.10%, due 07/30/18, value EUR 1,696) acquired on 10/19/13, open maturity at $2,369, EUR	1,722	2,369
Repurchase Agreement with MSC, (0.10)% (Collateralized by EUR 800 Spain Government Bond, 5.50%, due 04/30/21, value EUR 895) acquired on 10/29/13, open maturity at $1,272, EUR	925	1,272
Repurchase Agreement with MSC, (0.10)% (Collateralized by EUR 800 Spain Government Bond, 5.85%, due 01/31/22, value EUR 910) acquired on 10/29/13, open maturity at $1,308, EUR	951	1,308
		10,980
United Kingdom - 0.1%
Repurchase Agreement with DUB, (0.10)% (Collateralized by $457 BP Capital Markets Plc, 2.75%, due 05/10/23, value $416) acquired on 08/12/13, open maturity at $422	422	422

United States of America - 16.6%
Repurchase Agreement with BCL, (0.10)% (Collateralized by $1,100 AT&T Inc., 4.30%, due 12/15/42, value $937) acquired on 12/02/13, open maturity at $958	958	958
Repurchase Agreement with BCL, (0.10)% (Collateralized by $225 Home Depot Inc., 2.25%, due 09/10/18, value $229) acquired on 09/10/13, open maturity at $225	225	225
Repurchase Agreement with BCL, (0.10)% (Collateralized by $249 ADT Corp., 4.88%, due 07/15/42, value $188) acquired on 08/20/13, open maturity at $180	180	180
Repurchase Agreement with BCL, (0.10)% (Collateralized by $370 Thomson Reuters Corp., 4.50%, due 05/23/43, value $310) acquired on 05/28/13, open maturity at $360	360	360
Repurchase Agreement with BCL, (0.10)% (Collateralized by $650 Texas Instruments Inc., 1.00%, due 05/01/18, value $624) acquired on 05/28/13, open maturity at $639	639	639
Repurchase Agreement with BCL, (0.10)% (Collateralized by $700 AT&T Inc., 2.63%, due 12/01/22, value $633) acquired on 12/02/13, open maturity at $639	639	639
Repurchase Agreement with BCL, (0.10)% (Collateralized by $875 Microsoft Corp., 2.38%, due 05/01/23, value $794) acquired on 06/14/13, open maturity at $838	838	838
Repurchase Agreement with CGM, (0.05)% (Collateralized by $265 Intel Corp., 2.70%, due 12/15/22, value $245) acquired on 09/13/13, open maturity at $242	242	242
Repurchase Agreement with CGM, (0.10)% (Collateralized by $1,000 NBCUniversal Media LLC, 4.45%, due 01/15/43, value $902) acquired on 10/04/13, open maturity at $934	934	934
Repurchase Agreement with CGM, (0.10)% (Collateralized by $146 International Business Machines Corp., 4.00%, due 06/20/42, value $131) acquired on 09/27/13, open maturity at $134	134	134
Repurchase Agreement with CGM, (0.10)% (Collateralized by $270 Intel Corp., 4.25%, due 12/15/42, value $240) acquired on 08/12/13, open maturity at $245	245	245
Repurchase Agreement with CGM, (0.10)% (Collateralized by $279 International Business Machines Corp., 4.00%, due 06/20/42, value $251) acquired on 09/23/13, open maturity at $252	252	252
Repurchase Agreement with CGM, (0.10)% (Collateralized by $435 CCO Holdings LLC, 5.25%, due 09/30/22, value $410) acquired on 12/16/13, open maturity at $407	407	407
Repurchase Agreement with CGM, (0.10)% (Collateralized by $500 Freeport-McMoRan Copper & Gold Inc., 3.88%, due 03/15/23, value $474) acquired on 12/11/13, open maturity at $476	476	476
Repurchase Agreement with CGM, (0.10)% (Collateralized by $515 CCO Holdings LLC, 5.25%, due 09/30/22, value $486) acquired on 12/18/13, open maturity at $481	481	481
Repurchase Agreement with CGM, (0.10)% (Collateralized by $540 International Business Machines Corp., 3.38%, due 08/01/23, value $527) acquired on 11/06/13, open maturity at $537	537	537

See accompanying Notes to Financial Statements.

	Shares/Par †	Value
Repurchase Agreement with CGM, (0.10)% (Collateralized by $650 NBCUniversal Media LLC, 2.88%, due 01/15/23, value $601) acquired on 10/04/13, open maturity at $623	623	623
Repurchase Agreement with CGM, (0.10)% (Collateralized by $808 DIRECTV Holdings LLC, 1.75%, due 01/15/18, value $794) acquired on 10/04/13, open maturity at $782	782	782
Repurchase Agreement with CSI, (0.01)% (Collateralized by $14,508 U.S. Treasury Note, 2.75%, due 11/15/23, value $14,170) acquired on 12/23/13, open maturity at $14,345	14,345	14,345
Repurchase Agreement with CSI, (0.11)% (Collateralized by $3,501 U.S. Treasury Note, 1.50%, due 08/31/18, value $3,482) acquired on 09/26/13, open maturity at $3,523	3,523	3,523
Repurchase Agreement with CSI, (0.15)% (Collateralized by $700 Ford Motor Credit Co. LLC, 4.75%, due 01/15/43, value $634) acquired on 09/30/13, open maturity at $635	635	635
Repurchase Agreement with CSI, (0.15)% (Collateralized by $850 Ford Motor Credit Co. LLC, 4.38%, due 08/06/23, value $856) acquired on 09/30/13, open maturity at $859	859	859
Repurchase Agreement with CSI, 0.00% (Collateralized by $1,700 U.S. Treasury Bond, 3.63%, due 08/15/43, value $1,600) acquired on 12/11/13, open maturity at $1,657	1,657	1,657
Repurchase Agreement with CSI, 0.01% (Collateralized by $1,500 U.S. Treasury Note, 2.00%, due 09/30/20, value $1,465) acquired on 11/05/13, open maturity at $1,504	1,504	1,504
Repurchase Agreement with CSI, 0.02% (Collateralized by $2,840 U.S. Treasury Bond, 2.88%, due 05/15/43, value $2,293) acquired on 11/07/13, open maturity at $2,414	2,414	2,414
Repurchase Agreement with CSI, 0.05% (Collateralized by $765 U.S. Treasury Bond, 3.13%, due 02/15/43, value $653) acquired on 11/25/13, open maturity at $673	673	673
Repurchase Agreement with CSI, 0.05% (Collateralized by $955 U.S. Treasury Note, 0.25%, due 10/31/15, value $954) acquired on 11/18/13, open maturity at $954	954	954
Repurchase Agreement with DUB, (0.10)% (Collateralized by $25 Wells Fargo & Co., 5.38%, due 11/02/43, value $26) acquired on 11/14/13, open maturity at $25	25	25
Repurchase Agreement with DUB, (0.10)% (Collateralized by $380 Broadcom Corp., 2.50%, due 08/15/22, value $340) acquired on 05/28/13, open maturity at $369	369	369
Repurchase Agreement with DUB, (0.25)% (Collateralized by $89 Texas Industries Inc., 9.25%, due 08/15/20, value $100) acquired on 06/27/13, open maturity at $98	98	98
Repurchase Agreement with DUB, (0.26)% (Collateralized by $1,908 U.S. Treasury Note, 1.25%, due 10/31/18, value $1,870) acquired on 11/25/13, open maturity at $1,901	1,901	1,901
Repurchase Agreement with DUB, 0.02% (Collateralized by $325 U.S. Treasury Bond, 3.63%, due 08/15/43, value $306) acquired on 12/05/13, open maturity at $312	312	312
Repurchase Agreement with DUB, 0.04% (Collateralized by $314 U.S. Treasury Note, 1.75%, due 10/31/20, value $301) acquired on 11/06/13, open maturity at $309	309	309
Repurchase Agreement with DUB, 0.05% (Collateralized by $66 U.S. Treasury Bond, 3.63%, due 08/15/43, value $62) acquired on 10/10/13, open maturity at $64	64	64
Repurchase Agreement with DUB, 0.05% (Collateralized by $7,035 U.S. Treasury Note, 2.50%, due 08/15/23, value $6,744) acquired on 11/19/13, open maturity at $6,991	6,991	6,991
Repurchase Agreement with MLP, (0.03)% (Collateralized by $475 U.S. Treasury Note, 2.00%, due 07/31/20, value $466) acquired on 12/09/13, due 01/06/14 at $476	476	476
Repurchase Agreement with MLP, (0.12)% (Collateralized by $1,798 U.S. Treasury Note, 1.25%, due 11/30/18, value $1,759) acquired on 12/17/13, open maturity at $1,778	1,778	1,778
Repurchase Agreement with MLP, 0.05% (Collateralized by $6,290 U.S. Treasury Note, 0.63-2.13%, due 07/15/16-08/31/20, value $6,124) acquired on 12/09/13, due 01/06/14 at $6,182	6,182	6,182
Repurchase Agreement with MLP, 0.12% (Collateralized by $80 U.S. Treasury Note, 2.00%, due 09/30/20, value $78) acquired on 10/17/13, open maturity at $80	80	80
Repurchase Agreement with MLP, 0.15% (Collateralized by $1,143 U.S. Treasury Note, 1.00%, due 05/31/18, value $1,118) acquired on 10/15/13, open maturity at $1,130	1,130	1,130
Repurchase Agreement with MLP, 0.15% (Collateralized by $13,367 U.S. Treasury Note, 1.75%, due 05/15/23, value $12,029) acquired on 10/15/13, open maturity at $12,381	12,381	12,381
Repurchase Agreement with MLP, 0.15% (Collateralized by $980 U.S. Treasury Note, 1.38%, due 05/31/20, value $928) acquired on 10/15/13, open maturity at $946	946	946
		68,558
Total Repurchase Agreements (cost $90,933)		91,378
Total Short Term Investments (cost $172,132)		172,577

Total Investments - 115.2% (cost $467,069)		476,049
Total Securities Sold Short - (19.5%) (proceeds $80,813)		(80,611)
Other Assets and Liabilities, Net - 4.3%		17,763
Total Net Assets - 100.0%		$413,201

SECURITIES SOLD SHORT - 19.5%
CORPORATE BONDS AND NOTES - 2.5%

AUSTRALIA - 0.7%
National Australia Bank Ltd., 2.30%, 07/25/18	$1,330	$1,341
Westpac Banking Corp., 2.25%, 07/30/18	1,325	1,332
		2,673

See accompanying Notes to Financial Statements.

	Shares/Par †	Value
UNITED STATES OF AMERICA - 1.8%
ADT Corp., 4.88%, 07/15/42	144	109
AT&T Inc.
2.63%, 12/01/22	700	633
4.30%, 12/15/42	1,100	937
CCO Holdings LLC, 5.25%, 09/30/22	950	896
DIRECTV Holdings LLC, 1.75%, 01/15/18	808	794
Ford Motor Co., 4.75%, 01/15/43	700	634
Ford Motor Credit Co. LLC, 4.38%, 08/06/23	850	856
Freeport-McMoRan Copper & Gold Inc., 3.88%, 03/15/23	500	474
Intel Corp.
2.70%, 12/15/22	265	245
4.25%, 12/15/42	270	240
International Business Machines Corp, 3.38%, 08/01/23	540	527
Microsoft Corp., 2.38%, 05/01/23	540	490
Texas Industries Inc., 9.25%, 08/15/20	89	100
Texas Instruments Inc., 1.00%, 05/01/18	650	624
		7,559
Total Corporate Bonds and Notes (proceeds $10,180)		10,232

GOVERNMENT AND AGENCY OBLIGATIONS - 17.0%
ITALY - 1.6%
Italy Buoni Poliennali Del Tesoro
3.75%, 03/01/21 - 08/01/21, EUR	4,130	5,827
4.50%, 05/01/23, EUR	655	945
		6,772
PORTUGAL - 0.4%
Portugal Obrigacoes do Tesouro OT, 4.75%, 06/14/19, EUR	1,150	1,552

SPAIN - 2.6%
Spain Government Bond
4.10%, 07/30/18, EUR	4,470	6,520
3.75%, 10/31/18, EUR	1,270	1,831
5.50%, 04/30/21, EUR	800	1,231
5.85%, 01/31/22, EUR	800	1,252
		10,834
UNITED STATES OF AMERICA - 12.4%
U.S. Treasury Bond
3.13%, 02/15/43	765	653
2.88%, 05/15/43	2,838	2,291
3.63%, 08/15/43	1,414	1,331
U.S. Treasury Note
0.25%, 10/31/15	955	954
0.63%, 07/15/16 - 04/30/18	5,840	5,681
1.00%, 05/31/18	1,143	1,118
1.50%, 08/31/18	3,500	3,481
1.25%, 10/31/18 - 11/30/18	3,706	3,629
1.38%, 05/31/20	980	928
2.00%, 07/31/20 - 09/30/20	2,055	2,009
2.13%, 08/31/20	450	444
1.75%, 10/31/20 - 05/15/23	13,681	12,330
2.50%, 08/15/23	7,035	6,744
2.75%, 11/15/23	9,858	9,628
		51,221
Total Government and Agency Obligations (proceeds $70,633)		70,379
Total Securities Sold Short - 19.5% (proceeds $80,813)		$80,611

(a)	Non-income producing security.
(b)

Rule 144A or Section 4(2) of the Securities Act of 1933 security which is restricted to resale to institutional investors. The Sub-Adviser has deemed these securities to be liquid based on procedures approved by the Trust’s Board of Trustees. As of December 31, 2013, the value of Rule 144A and Section 4(2) liquid securities was $56,173.

(c)	Variable rate security. Rate stated was in effect as of December 31, 2013.
(d)

Security which is restricted to resale to institutional investors. The Sub-Adviser has deemed these securities to be liquid based on procedures approved by the Trust’s Board of Trustees. See Restricted Securities Note in these Schedules of Investments

(e)

Security fair valued in good faith in accordance with the procedures approved by the Trust’s Board of Trustees. Good faith fair valued securities may be classified as Level 2 or Level 3 for FASB ASC Topic 820 “Fair Value Measurements and Disclosures” based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to the Financial Statements.

(f)	Perpetual security.
(g)	Convertible security.
(h)	Security issued with a zero coupon. Income is recognized through the accretion of discount.
(i)	The interest rate for this security is inversely affected by upgrades or downgrades to the credit rating of the issuer.
(j)	Investment in affiliate.
(k)	Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2013.
(l)	Pay-in-kind security. The interest coupon earned by the security may be paid in cash or additional par.

See accompanying Notes to Financial Statements.

	Shares/Par †	Value
Curian/DFA U.S. Micro Cap Fund
COMMON STOCKS - 99.7%
CONSUMER DISCRETIONARY - 17.8%
1-800-Flowers.com Inc. - Class A (a)	11	$57
Aeropostale Inc. (a) (b)	22	204
AFC Enterprises Inc. (a)	7	286
AH Belo Corp. - Class A	3	20
Ambassadors Group Inc.	1	3
America’s Car-Mart Inc. (a)	3	106
American Axle & Manufacturing Holdings Inc. (a)	1	23
American Public Education Inc. (a)	5	231
Arctic Cat Inc.	5	298
Ark Restaurants Corp.	1	13
Asbury Automotive Group Inc. (a)	11	566
Ascent Capital Group Inc. - Class A (a)	4	346
Ballantyne Strong Inc. (a)	2	9
Barnes & Noble Inc. (a)	19	280
Bassett Furniture Industries Inc.	1	12
Bebe Stores Inc.	31	167
Big 5 Sporting Goods Corp.	6	121
Biglari Holdings Inc. (a)	—	212
BJ’s Restaurants Inc. (a)	8	237
Blue Nile Inc. (a)	4	185
Blyth Inc. (b)	6	62
Bob Evans Farms Inc.	8	406
Body Central Corp. (a) (b)	5	18
Bon-Ton Stores Inc. (b)	5	80
Books-A-Million Inc. (a) (b)	1	1
Bravo Brio Restaurant Group Inc. (a)	5	89
Bridgepoint Education Inc. (a) (b)	14	253
Brown Shoe Co. Inc.	15	418
Build-A-Bear Workshop Inc. (a)	5	39
Cache Inc. (a)	2	13
Callaway Golf Co.	25	212
Capella Education Co.	4	245
Career Education Corp. (a)	16	92
Carmike Cinemas Inc. (a)	7	183
Carriage Services Inc.	6	121
Carrol’s Restaurant Group Inc. (a) (b)	6	37
Cato Corp. - Class A	9	277
Cavco Industries Inc. (a)	2	169
CEC Entertainment Inc.	5	237
Central European Media Entertainment Ltd. - Class A (a)	10	37
Cherokee Inc.	1	20
Childrens Place Retail Stores Inc. (a)	6	369
Churchill Downs Inc.	6	509
Citi Trends Inc. (a)	4	62
Cobra Electronics Corp. (a)	1	3
Coldwater Creek Inc. (a) (b)	2	1
Collectors Universe Inc.	2	39
Conn’s Inc. (a) (b)	12	952
Core-Mark Holding Co. Inc.	3	260
Corinthian Colleges Inc. (a) (b)	25	44
Culp Inc.	2	49
Cumulus Media Inc. - Class A (a) (b)	34	260
Delta Apparel Inc. (a)	1	25
Destination Maternity Corp.	4	120
Destination XL Group Inc. (a)	14	91
Digital Generation Inc. (a)	11	138
DineEquity Inc.	5	415
Dover Downs Gaming & Entertainment Inc. (a)	2	2
Drew Industries Inc.	8	389
Education Management Corp. (a) (b)	4	36
Einstein Noah Restaurant Group Inc.	5	74
Entercom Communications Corp. - Class A (a)	2	24
Entravision Communications Corp. - Class A	17	104
Escalade Inc. (b)	2	25
Ethan Allen Interiors Inc.	8	245
EW Scripps Co. - Class A (a)	16	358
FAB Universal Corp. (a) (b) (c) (d)	1	3
Famous Dave’s Of America Inc. (a)	1	22
Federal-Mogul Corp. (a)	15	299
Fiesta Restaurant Group Inc. (a)	9	459
Finish Line Inc. - Class A	15	411
Flexsteel Industries Inc.	2	48
Fred’s Inc. - Class A	12	217
Frisch’s Restaurants Inc.	1	13
FTD Cos. Inc. (a)	6	191
Fuel Systems Solutions Inc. (a)	6	81
Full House Resorts Inc. (a)	3	9
G-III Apparel Group Ltd. (a)	8	553
Geeknet Inc. (a)	—	8
Gentherm Inc. (a)	8	226
Gordman’s Stores Inc.	5	41
Grand Canyon Education Inc. (a)	10	419
Gray Television Inc. (a)	15	227
Harte-Hanks Inc.	18	144
Haverty Furniture Cos. Inc.	5	172
Helen of Troy Ltd. (a)	6	296
hhgregg Inc. (a)	10	143
Hooker Furniture Corp.	2	39
Interval Leisure Group Inc.	12	379
iRobot Corp. (a) (b)	10	331
Isle of Capri Casinos Inc. (a)	7	65
ITT Educational Services Inc. (a) (b)	5	161
Johnson Outdoors Inc. - Class A	—	9
Jos. A. Bank Clothiers Inc. (a)	6	307
Journal Communications Inc. - Class A (a)	15	140
K12 Inc. (a)	10	212
KB Home (b)	6	119
Kirkland’s Inc. (a)	4	92
Kona Grill Inc. (a)	1	28
Krispy Kreme Doughnuts Inc. (a)	18	350
La-Z-Boy Inc.	16	487
Leapfrog Enterprises Inc. - Class A (a) (b)	18	143
Libbey Inc. (a)	4	79
Lifetime Brands Inc.	2	32
LIN Media LLC - Class A (a)	12	347
Lincoln Educational Services Corp.	5	26
Lithia Motors Inc. - Class A	5	322
Luby’s Inc. (a)	3	21
M/I Homes Inc. (a)	7	170
Mac-Gray Corp.	2	53
Marine Products Corp.	2	18
MarineMax Inc. (a)	5	88
Martha Stewart Living Omnimedia Inc. - Class A (a) (b)	6	25
Matthews International Corp. - Class A	9	365
McClatchy Co. - Class A (a)	12	39
Media General Inc. - Class A (a) (b)	5	113
Modine Manufacturing Co. (a)	13	171
Monarch Casino & Resort Inc. (a)	3	55
Monro Muffler Brake Inc. (b)	3	181
Motorcar Parts of America Inc. (a)	3	53
Movado Group Inc.	7	296
Nathan’s Famous Inc. (a)	1	57
National American University Holdings Inc.	2	6
National CineMedia Inc.	16	312
Nautilus Inc. (a)	9	74
New York & Co. Inc. (a)	13	59
Nexstar Broadcasting Group Inc. - Class A	8	437
NutriSystem Inc.	6	94

See accompanying Notes to Financial Statements.

	Shares/Par †	Value
Office Depot Inc. (a)	79	416
Orbitz Worldwide Inc. (a)	16	116
Overstock.com Inc. (a) (b)	5	146
Oxford Industries Inc.	5	395
Pacific Sunwear of California Inc. (a)	17	57
Penn National Gaming Inc. (a)	15	218
Pep Boys-Manny Moe & Jack (a)	15	181
Perry Ellis International Inc. (a)	4	66
PetMed Express Inc. (b)	7	115
Quicksilver Inc. (a)	36	312
RadioShack Corp. (a) (b)	18	46
Red Lion Hotels Corp. (a)	4	26
Red Robin Gourmet Burgers Inc. (a)	6	420
Regis Corp.	16	227
RG Barry Corp.	3	50
Rick’s Cabaret International Inc. (a)	1	12
Rocky Brands Inc.	1	14
Ruby Tuesday Inc. (a)	19	131
Ruth’s Hospitality Group Inc.	11	153
Salem Communications Corp. - Class A	2	15
Scientific Games Corp. - Class A (a)	31	518
Select Comfort Corp. (a) (b)	11	232
Shiloh Industries Inc. (a)	3	67
Shoe Carnival Inc.	8	224
Sinclair Broadcast Group Inc. - Class A	21	741
Skechers U.S.A. Inc. - Class A (a)	14	458
Skullcandy Inc. (a)	7	50
Skyline Corp. (a)	3	17
Smith & Wesson Holding Corp. (a) (b)	1	16
Sonic Automotive Inc. - Class A	13	310
Sonic Corp. (a)	21	422
Spartan Motors Inc.	8	51
Speedway Motorsports Inc.	7	129
Stage Stores Inc. (b)	7	146
Standard Motor Products Inc.	7	259
Stanley Furniture Co. Inc. (a)	1	2
Stein Mart Inc.	10	134
Steiner Leisure Ltd. (a)	3	150
Stoneridge Inc. (a)	7	92
Strattec Security Corp.	—	11
Strayer Education Inc. (a)	3	96
Sturm Ruger & Co. Inc. (b)	5	372
Superior Industries International Inc.	7	148
Systemax Inc. (a)	1	9
Tandy Leather Factory Inc. (a)	1	12
The Jones Group Inc.	21	311
Tile Shop Holdings Inc. (a) (b)	4	72
Tower International Inc. (a)	4	83
Town Sports International Holdings Inc.	9	128
Tuesday Morning Corp. (a)	5	75
U.S. Auto Parts Network Inc. (a)	3	7
Unifi Inc. (a)	4	104
Universal Electronics Inc. (a)	4	141
Universal Technical Institute Inc.	6	85
Valassis Communications Inc. (b)	11	380
ValueVision Media Inc. - Class A (a)	11	74
Vera Bradley Inc. (a) (b)	5	120
VOXX International Corp. - Class A (a)	8	137
West Marine Inc. (a)	3	38
Wet Seal Inc. - Class A (a)	24	66
Weyco Group Inc. (b)	2	57
Winmark Corp.	1	130
Winnebago Industries Inc. (a)	5	146
World Wrestling Entertainment Inc. - Class A	7	119
Zagg Inc. (a) (b)	3	12
Zale Corp. (a)	12	184
Zumiez Inc. (a)	9	241
		31,808
CONSUMER STAPLES - 3.4%
Alico Inc.	2	66
Alliance One International Inc. (a)	21	63
Andersons Inc.	5	475
Annie’s Inc. (a) (b)	5	217
Arden Group Inc. - Class A	1	86
Boulder Brands Inc. (a)	17	271
Cal-Maine Foods Inc.	8	480
Calavo Growers Inc.	3	78
Central Garden & Pet Co. - Class A (a)	14	93
Chefs’ Warehouse Inc. (a)	5	143
Chiquita Brands International Inc. (a)	14	165
Coca-Cola Bottling Co.	2	141
Craft Brewers Alliance Inc. (a)	2	36
Farmer Bros. Co. (a)	3	77
Griffin Land & Nurseries Inc. - Class A	1	29
Ingles Markets Inc. - Class A	4	96
Inter Parfums Inc.	9	331
Inventure Foods Inc. (a)	3	38
J&J Snack Foods Corp.	2	169
John B. Sanfilippo & Son Inc.	2	40
Lifeway Foods Inc. (b)	—	7
Limoneira Co.	—	4
Medifast Inc. (a)	4	101
MGP Ingredients Inc.	—	1
National Beverage Corp. (a)	6	130
Nutraceutical International Corp. (a)	1	19
Oil-Dri Corp. of America	1	24
Omega Protein Corp. (a)	6	74
Orchids Paper Products Co.	2	58
Pantry Inc. (a)	8	142
Post Holdings Inc. (a)	7	369
Prestige Brands Holdings Inc. (a)	15	542
Revlon Inc. - Class A (a)	6	154
Rocky Mountain Chocolate Factory Inc.	2	17
Sanderson Farms Inc.	2	137
Seneca Foods Corp. - Class A (a)	1	34
Spartan Stores Inc.	5	120
Susser Holdings Corp. (a) (b)	6	416
United-Guardian Inc.	—	4
USANA Health Sciences Inc. (a) (b)	3	226
Village Super Market Inc. - Class A	2	74
WD-40 Co.	4	322
Weis Markets Inc.	—	11
		6,080
ENERGY - 6.5%
Adams Resources & Energy Inc.	1	55
Alon USA Energy Inc. (b)	15	251
Approach Resources Inc. (a) (b)	7	140
Basic Energy Services Inc. (a)	13	199
Bill Barrett Corp. (a)	5	129
Bolt Technology Corp.	2	44
BPZ Resources Inc. (a) (b)	28	51
C&J Energy Services Inc. (a) (b)	16	378
Callon Petroleum Co. (a)	11	73
Carrizo Oil & Gas Inc. (a)	13	596
Clayton Williams Energy Inc. (a)	3	244
Cloud Peak Energy Inc. (a)	3	53
Comstock Resources Inc.	15	275
Contango Oil & Gas Co. (a)	7	339
Crosstex Energy Inc.	12	416
Dawson Geophysical Co. (a)	2	79
DHT Holdings Inc.	1	10
Double Eagle Petroleum Co. (a)	1	3
Emerald Oil Inc. (a)	12	88
Endeavour International Corp. (a) (b)	15	77

See accompanying Notes to Financial Statements.

	Shares/Par †	Value
EPL Oil & Gas Inc. (a)	9	253
Era Group Inc. (a)	3	91
Evolution Petroleum Corp.	2	25
FieldPoint Petroleum Corp. (a)	1	2
Forbes Energy Services Ltd. (a)	1	4
Forest Oil Corp. (a)	11	40
Gastar Exploration Ltd. (a) (b)	14	94
Geospace Technologies Corp. (a) (b)	3	247
Gevo Inc. (a) (b)	7	9
Global Geophysical Services Inc. (a)	2	3
Goodrich Petroleum Corp. (a)	9	149
Green Plains Renewable Energy Inc. (b)	9	171
Gulf Island Fabrication Inc.	3	59
Gulfmark Offshore Inc. - Class A	10	487
Harvest Natural Resources Inc. (a) (b)	12	52
Hercules Offshore Inc. (a)	46	298
ION Geophysical Corp. (a)	43	143
James River Coal Co. (a) (b)	6	9
Key Energy Services Inc. (a)	40	315
Magnum Hunter Resources Corp. (a) (b)	62	451
Matador Resources Co. (a)	16	300
Matrix Service Co. (a)	8	198
Miller Energy Resources Inc. (a) (b)	8	54
Mitcham Industries Inc. (a)	4	79
Natural Gas Services Group Inc. (a)	2	68
Newpark Resources Inc. (a)	32	393
Nordic American Tankers Ltd. (b)	15	147
Northern Oil and Gas Inc. (a)	13	193
Nuverra Environmental Solutions Inc. (a) (b)	4	62
Overseas Shipholding Group Inc. (a) (d)	12	94
Panhandle Oil and Gas Inc. - Class A	1	46
Parker Drilling Co. (a)	29	239
PDC Energy Inc. (a)	7	359
Penn Virginia Corp. (a)	15	141
PetroQuest Energy Inc. (a)	13	55
PHI Inc. (a)	2	84
Pioneer Energy Services Corp. (a)	17	138
Pyramid Oil Co. (a)	1	3
Renewable Energy Group Inc. (a)	7	86
Rentech Inc. (a)	45	79
Rex Energy Corp. (a)	19	375
RigNet Inc. (a)	3	152
Saratoga Resources Inc. (a)	5	5
Stone Energy Corp. (a)	8	263
Swift Energy Co. (a) (b)	11	143
Synergy Resources Corp. (a)	16	151
Tesco Corp. (a)	11	226
Tetra Technologies Inc. (a)	26	320
TGC Industries Inc.	6	45
Triangle Petroleum Corp. (a) (b)	17	141
Uranium Energy Corp. (a) (b)	19	38
VAALCO Energy Inc. (a)	18	126
W&T Offshore Inc.	11	182
Warren Resources Inc. (a)	21	67
Willbros Group Inc. (a)	14	131
		11,585
FINANCIALS - 16.3%
1st Source Corp.	5	145
1st United Bancorp Inc. (b)	5	38
Access National Corp.	3	38
Ambac Financial Group Inc. (a)	4	87
American Equity Investment Life Holding Co.	23	601
American National Bankshares Inc.	1	33
Ameris Bancorp (a)	5	98
Amerisafe Inc.	5	231
Arrow Financial Corp.	3	67
Asta Funding Inc.	2	13
Astoria Financial Corp.	30	411
AV Homes Inc. (a)	2	42
Baldwin & Lyons Inc. - Class B	2	67
Banc of California Inc.	4	50
BancFirst Corp.	4	212
Bancorp Inc. (a)	9	160
Bank Mutual Corp.	8	59
Bank of Commerce Holdings	1	6
Bank of Kentucky Financial Corp.	1	44
BankFinancial Corp.	4	39
Banner Corp.	6	277
Bar Harbor Bankshares	1	33
BBCN Bancorp Inc.	24	391
BCB Bancorp Inc.	2	24
Beneficial Mutual Bancorp Inc. (a)	6	60
Berkshire Hills Bancorp Inc.	6	164
BGC Partners Inc. - Class A	51	309
BofI Holding Inc. (a)	4	320
Boston Private Financial Holdings Inc.	23	294
Bridge Bancorp Inc.	1	31
Bridge Capital Holdings (a)	2	36
Brookline Bancorp Inc.	21	197
Bryn Mawr Bank Corp.	2	58
C&F Financial Corp.	1	43
Calamos Asset Management Inc. - Class A	6	68
Camden National Corp.	2	75
Capital City Bank Group Inc. (a)	2	24
Capital Southwest Corp.	2	80
Cardinal Financial Corp.	9	163
Cash America International Inc. (b)	1	23
Center Bancorp Inc.	3	65
Centerstate Banks Inc.	4	40
Central Pacific Financial Corp.	9	173
Century Bancorp Inc. - Class A	1	23
Chemical Financial Corp.	7	227
Citizens Inc. - Class A (a) (b)	11	97
City Holdings Co.	4	203
Clifton Savings Bancorp Inc.	1	11
CNB Financial Corp.	2	42
CoBiz Financial Inc.	7	89
Codorus Valley Bancorp Inc.	1	11
Columbia Banking System Inc.	13	364
Community Bank System Inc.	9	343
Community Bankers Trust Corp. (a)	1	5
Community Trust Bancorp Inc.	4	181
Consolidated-Tomoka Land Co.	1	32
Consumer Portfolio Services Inc. (a)	4	37
Cowen Group Inc. - Class A (a)	25	97
Crawford & Co. - Class A	1	10
Crawford & Co. - Class B	5	46
Customers Bancorp Inc. (a)	2	49
CVB Financial Corp.	18	301
DFC Global Corp. (a)	11	130
Diamond Hill Investment Group Inc.	1	80
Dime Community Bancshares Inc.	12	206
Donegal Group Inc. - Class A	4	59
Eastern Insurance Holdings Inc.	1	31
eHealth Inc. (a) (b)	5	229
EMC Insurance Group Inc.	2	49
Employer Holdings Inc.	10	309
Encore Capital Group Inc. (a)	8	381
Enterprise Bancorp Inc.	1	30
Enterprise Financial Services Corp.	3	59
ESB Financial Corp.	3	49
ESSA Bancorp Inc.	2	27
Ezcorp Inc. - Class A (a)	3	31
Farmers Capital Bank Corp. (a)	1	16
Federal Agricultural Mortgage Corp. - Class C	3	92

See accompanying Notes to Financial Statements.

	Shares/Par †	Value
Federated National Holding Co.	1	16
Fidelity Southern Corp.	3	44
Financial Institutions Inc.	3	68
First Bancorp Inc.	2	35
First Bancorp Inc. (a)	27	169
First Bancorp Inc.	1	25
First Busey Corp.	18	104
First Business Financial Services Inc.	1	22
First Commonwealth Financial Corp.	32	278
First Community Bancshares Inc.	4	74
First Connecticut Bancorp Inc.	3	48
First Defiance Financial Corp.	2	39
First Financial Bancorp	17	298
First Financial Corp.	3	93
First Financial Holdings Inc.	6	376
First Financial Northwest Inc.	3	32
First Interstate BancSystem Inc. - Class A	4	115
First Merchants Corp.	9	211
First Midwest Bancorp Inc.	22	394
First South Bancorp Inc. (a)	—	3
Firstbancorp	—	8
Flagstar Bancorp Inc. (a)	11	210
Flushing Financial Corp.	7	153
Forestar Group Inc. (a)	11	226
Fortegra Financial Corp. (a)	1	10
Fox Chase Bancorp Inc.	1	25
Franklin Financial Corp. (a) (b)	1	23
FXCM Inc. - Class A	11	189
Gain Capital Holdings Inc.	8	59
German American Bancorp Inc.	2	46
GFI Group Inc.	18	69
Glacier Bancorp Inc.	14	405
Global Indemnity Plc (a)	2	54
Great Southern Bancorp Inc.	2	54
Green Dot Corp. - Class A (a) (b)	12	297
Greenlight Capital Re Ltd. - Class A (a)	10	324
Hallmark Financial Services Inc. (a)	2	18
Hanmi Financial Corp.	9	194
Harris & Harris Group Inc. (a)	3	10
HCI Group Inc. (b)	4	202
Heartland Financial USA Inc.	3	89
Heritage Commerce Corp.	4	34
Heritage Financial Corp.	3	47
HF Financial Corp.	1	13
HFF Inc. - Class A (a)	11	300
Hilltop Holdings Inc. (a)	12	283
Hingham Institution for Savings	—	26
Home Bancorp Inc. (a)	—	7
Home Bancshares Inc.	13	480
Home Federal Bancorp Inc.	2	36
Horace Mann Educators Corp.	10	324
Horizon Bancorp	2	41
Hudson Valley Holding Corp. (b)	3	68
ICG Group Inc. (a)	10	181
Imperial Holdings Inc. (a)	1	5
Independence Holding Co.	1	19
Independent Bank Corp.	5	192
Interactive Brokers Group Inc.	14	333
Intervest Bancshares Corp. (a)	2	13
INTL FCStone Inc. (a)	4	71
Investors Bancorp Inc.	2	62
Investors Title Co.	—	32
Kearny Financial Corp. (a)	4	41
Kennedy-Wilson Holdings Inc.	12	265
Ladenburg Thalmann Financial Services Inc. (a)	10	32
Lakeland Bancorp Inc.	3	36
Lakeland Financial Corp.	4	143
LNB Bancorp Inc.	1	11
Macatawa Bank Corp. (a)	1	6
Maiden Holdings Ltd.	15	168
MainSource Financial Group Inc.	4	65
Malvern Bancorp Inc. (a)	1	7
Manning & Napier Inc. - Class A	3	45
Marlin Business Services Inc.	2	62
MB Financial Inc.	1	35
MBT Financial Corp. (a)	3	12
Medallion Financial Corp.	6	85
Mercantile Bank Corp.	2	40
Merchants Bancshares Inc.	2	53
Meridian Interstate BanCorp Inc. (a) (b)	2	37
Meta Financial Group Inc.	1	29
Metro Bancorp Inc. (a)	2	53
MetroCorp Bancshares Inc.	3	39
MicroFinancial Inc.	3	27
Midsouth Bancorp Inc.	2	42
MidWestOne Financial Group Inc.	1	16
National Interstate Corp.	2	43
National Western Life Insurance Co. - Class A	—	101
Navigators Group Inc. (a)	3	209
NBT Bancorp Inc.	9	238
NewBridge Bancorp (a)	1	10
NewStar Financial Inc. (a)	7	131
Nicholas Financial Inc.	2	30
North Valley Bancorp (a)	—	5
Northeast Bancorp	—	2
Northfield Bancorp Inc.	14	185
Northrim BanCorp Inc.	1	29
Northwest Bancshares Inc.	19	279
OceanFirst Financial Corp.	3	53
OFG Bancorp	13	234
OmniAmerican Bancorp Inc. (a)	2	48
Oppenheimer Holdings Inc. - Class A	2	57
Oritani Financial Corp.	13	213
Pacific Continental Corp.	3	54
Pacific Mercantile Bancorp (a)	1	7
Pacific Premier Bancorp Inc. (a)	2	39
PacWest Bancorp (b)	9	373
Park National Corp. (b)	3	266
Park Sterling Corp.	8	54
Parkway Properties Inc. (b)	4	68
Peapack Gladstone Financial Corp.	2	43
Penns Woods Bancorp Inc.	1	30
Peoples Bancorp Inc.	2	53
PHH Corp. (a)	12	296
Phoenix Cos. Inc. (a)	1	68
Pico Holdings Inc. (a)	5	113
Pinnacle Financial Partners Inc.	12	393
Preferred Bank (a)	2	50
Premier Financial Bancorp Inc.	—	7
Provident Financial Holdings Inc.	2	31
Provident Financial Services Inc.	14	264
Pulaski Financial Corp.	1	12
Renasant Corp.	6	189
Republic Bancorp Inc. - Class A	4	94
Resource America Inc. - Class A	1	11
Rockville Financial Inc.	6	82
S&T Bancorp Inc.	4	89
Safeguard Scientifics Inc. (a)	4	84
Safety Insurance Group Inc.	3	176
Sandy Spring Bancorp Inc.	5	137
Security National Financial Corp. - Class A (a)	1	5
Selective Insurance Group	9	252
Sierra Bancorp	2	34
Simmons First National Corp. - Class A	3	120
Simplicity Bancorp Inc.	1	19

See accompanying Notes to Financial Statements.

	Shares/Par †	Value
Southside Bancshares Inc.	4	110
Southwest Bancorp Inc. (a)	3	54
State Auto Financial Corp.	7	158
StellarOne Corp.	4	108
Sterling Bancorp	15	201
Stewart Information Services Corp.	6	177
Suffolk Bancorp (a)	2	44
Sun Bancorp Inc. (a)	13	45
SY Bancorp Inc.	3	93
Taylor Capital Group Inc. (a)	5	146
Tejon Ranch Co. (a)	6	206
Territorial Bancorp Inc.	2	46
TF Financial Corp.	—	8
Tompkins Financial Corp.	3	147
Tower Group International Ltd. (b)	15	52
TowneBank (b)	3	53
Tree.com Inc. (a)	2	74
Trico Bancshares	2	47
TrustCo Bank Corp.	23	166
Union First Market Bankshares Corp. (b)	4	111
United Community Banks Inc. (a)	13	234
United Community Financial Corp. (a)	2	5
United Financial Bancorp Inc.	3	56
United Fire Group Inc.	5	146
Universal Insurance Holdings Inc.	8	114
Univest Corp. of Pennsylvania	2	42
ViewPoint Financial Group	12	334
Virginia Commerce Bancorp Inc. (a)	4	62
Virtus Investment Partners Inc. (a)	1	176
Walker & Dunlop Inc. (a)	6	98
Washington Banking Co.	2	34
Washington Trust Bancorp Inc.	2	88
Waterstone Financial Inc. (a)	2	17
WesBanco Inc.	6	177
West Bancorp Inc.	2	27
Westamerica Bancorporation (b)	3	184
Western Alliance Bancorp (a)	25	593
Westfield Financial Inc.	8	57
Westwood Holdings Group Inc.	1	57
Wilshire Bancorp Inc.	21	228
World Acceptance Corp. (a) (b)	5	436
WSFS Financial Corp.	2	139
Yadkin Financial Corp. (a)	1	11
		29,102
HEALTH CARE - 9.9%
Accretive Health Inc. (a) (b)	1	13
Accuray Inc. (a) (b)	19	165
Acorda Therapeutics Inc. (a)	10	282
Addus HomeCare Corp. (a)	3	75
Affymetrix Inc. (a) (b)	26	221
Albany Molecular Research Inc. (a)	9	94
Almost Family Inc. (a)	2	70
AMAG Pharmaceuticals Inc. (a)	2	37
Amedisys Inc. (a) (b)	12	177
Amicus Therapeutics Inc. (a) (b)	9	21
AMN Healthcare Services Inc. (a)	13	194
Amsurg Corp. (a)	9	409
Anacor Pharmaceuticals Inc. (a)	2	40
Analogic Corp.	4	336
AngioDynamics Inc. (a)	9	159
Anika Therapeutics Inc. (a)	5	200
Arthrocare Corp. (a)	10	401
Atrion Corp.	1	164
Auxilium Pharmaceuticals Inc. (a)	13	268
AVEO Pharmaceuticals Inc. (a)	17	32
Baxano Surgical Inc. (a) (b)	2	2
Bio-Reference Labs Inc. (a) (b)	7	183
BioScrip Inc. (a)	19	144
BioTelemetry Inc. (a)	8	61
Bovie Medical Corp. (a)	1	1
Cambrex Corp. (a)	11	189
Cantel Medical Corp.	12	416
Capital Senior Living Corp. (a)	8	198
Chindex International Inc. (a)	2	28
Codexis Inc. (a) (b)	7	9
Computer Programs & Systems Inc.	3	201
Conmed Corp.	7	280
Corvel Corp. (a)	6	298
Cross Country Healthcare Inc. (a)	8	82
CryoLife Inc.	9	97
Cumberland Pharmaceuticals Inc. (a) (b)	3	14
Cutera Inc. (a)	4	43
Cynosure Inc. - Class A (a)	6	157
Emergent BioSolutions Inc. (a)	12	280
Ensign Group Inc.	7	292
Enzo Biochem Inc. (a)	6	18
Enzon Pharmaceuticals Inc.	14	16
Exactech Inc. (a)	3	64
ExamWorks Group Inc. (a)	10	291
Five Star Quality Care Inc. (a)	12	64
Gentiva Health Services Inc. (a)	12	149
Greatbatch Inc. (a)	9	378
Hanger Orthopedic Group Inc. (a)	10	405
Harvard Apparatus Regenerative Technology Inc. (a)	1	7
Harvard Bioscience Inc. (a)	6	27
Healthways Inc. (a) (b)	10	148
Hi-Tech Pharmacal Co. Inc. (a)	4	164
Horizon Pharma Inc. (a) (b)	17	127
ICU Medical Inc. (a)	5	306
Insys Therapeutics Inc. (a)	4	147
Integra LifeSciences Holdings Corp. (a)	7	336
Invacare Corp.	10	239
IPC The Hospitalist Co. Inc. (a)	5	303
Iridex Corp. (a)	2	17
Kindred Healthcare Inc.	15	295
Landauer Inc.	3	142
Lannett Co. Inc. (a)	7	223
LeMaitre Vascular Inc.	3	21
LHC Group Inc. (a)	6	145
Ligand Pharmaceuticals Inc. (a)	4	213
Luminex Corp. (a)	8	161
Masimo Corp. (a) (b)	8	248
MedAssets Inc. (a)	19	368
Medical Action Industries Inc. (a)	2	16
Meridian Bioscience Inc. (b)	9	250
Merit Medical Systems Inc. (a)	14	225
Misonix Inc. (a)	1	5
Momenta Pharmaceuticals Inc. (a)	12	215
National Healthcare Corp.	2	95
National Research Corp. - Class A (a)	5	92
National Research Corp. - Class B (b)	1	28
Natus Medical Inc. (a)	9	204
NuVasive Inc. (a)	12	394
Omnicell Inc. (a)	10	266
Oncothyreon Inc. (a) (b)	2	3
OraSure Technologies Inc. (a)	11	69
Orthofix International NV (a)	6	130
Pacific Biosciences of California Inc. (a)	8	44
PDI Inc. (a)	2	12
PDL BioPharma Inc. (b)	25	214
Pernix Therapeutics Holdings (a) (b)	2	4
PharMerica Corp. (a)	6	134
PhotoMedex Inc. (a) (b)	6	72
Pozen Inc.	8	62

See accompanying Notes to Financial Statements.

	Shares/Par †	Value
Progenics Pharmaceuticals Inc. (a) (b)	9	50
Providence Services Corp. (a)	3	85
Quality Systems Inc. (b)	12	253
Quidel Corp. (a) (b)	7	202
RadNet Inc. (a)	1	2
Repligen Corp. (a)	12	166
RTI Surgical Inc. (a)	15	55
Sagent Pharmaceuticals Inc. (a)	4	98
Santarus Inc. (a)	21	675
Sciclone Pharmaceuticals Inc. (a)	22	112
Select Medical Holdings Corp. (b)	20	237
Skilled Healthcare Group Inc. - Class A (a)	5	22
Solta Medical Inc. (a)	14	42
Span-America Medical Systems Inc.	—	4
Spectrum Pharmaceuticals Inc. (a) (b)	19	172
SurModics Inc. (a)	7	170
Symmetry Medical Inc. (a)	13	135
Targacept Inc. (a)	6	26
Tornier BV (a)	11	198
Transcept Pharmaceuticals Inc. (a) (b)	6	21
Triple-S Management Corp. - Class B (a)	6	119
Universal American Corp.	21	151
US Physical Therapy Inc.	3	120
Utah Medical Products Inc.	1	62
Vascular Solutions Inc. (a)	5	106
Volcano Corp. (a)	4	91
Wright Medical Group Inc. (a)	13	386
		17,649
INDUSTRIALS - 17.9%
AAON Inc.	11	350
AAR Corp.	15	408
ABM Industries Inc.	13	381
Acacia Research Corp. (b)	10	145
ACCO Brands Corp. (a)	26	177
Accuride Corp. (a) (b)	15	55
Aceto Corp.	8	211
Acorn Energy Inc.	4	15
Aegion Corp. (a)	12	255
Aerovironment Inc. (a)	7	193
Air Transport Services Group Inc. (a)	18	149
Alamo Group Inc.	3	211
Albany International Corp. - Class A	8	297
Allied Motion Technologies Inc. (b)	1	7
Altra Holdings Inc.	10	333
Ameresco Inc. - Class A (a)	6	61
American Railcar Industries Inc. (b)	6	268
American Science & Engineering Inc.	3	180
American Superconductor Corp. (a) (b)	11	19
American Woodmark Corp. (a) (b)	4	165
Ampco-Pittsburgh Corp.	4	69
Apogee Enterprises Inc.	9	319
ARC Document Solutions Inc. (a)	12	102
Argan Inc.	4	108
Arkansas Best Corp.	8	262
Astec Industries Inc.	5	210
Astronics Corp. - Class B (a)	1	34
Astronics Corp. (a)	3	172
Atlas Air Worldwide Holdings Inc. (a)	7	305
AZZ Inc.	8	401
Baltic Trading Ltd.	6	36
Barrett Business Services Inc.	3	244
Blount International Inc. (a)	14	195
Briggs & Stratton Corp.	14	300
Brink’s Co.	6	201
CAI International Inc. (a)	5	126
CBIZ Inc. (a) (b)	14	130
CDI Corp.	5	98
Ceco Environmental Corp.	5	87
Celadon Group Inc.	7	130
Cenveo Corp. (a)	10	34
CIRCOR International Inc.	5	426
Coleman Cable Inc.	5	139
Columbus Mckinnon Corp. (a)	6	159
Comfort Systems USA Inc.	11	210
Commercial Vehicle Group Inc. (a)	9	62
Consolidated Graphics Inc. (a)	3	173
Costa Inc - Class A (a)	1	15
Courier Corp.	3	54
Covenant Transportation Group Inc. - Class A (a)	1	10
CPI Aerostructures Inc. (a) (b)	3	50
Cubic Corp.	2	79
Dolan Co. (a)	7	5
Douglas Dynamics Inc.	4	74
Ducommun Inc. (a)	3	93
DXP Enterprises Inc. (a)	3	360
Dycom Industries Inc. (a)	12	333
Dynamic Materials Corp.	2	52
Eagle Bulk Shipping Inc. (a)	6	28
Eastern Co. (b)	1	9
Echo Global Logistics Inc. (a)	7	140
Encore Wire Corp.	5	284
Energy Recovery Inc. (a) (b)	10	57
EnerNOC Inc. (a)	11	186
Engility Holdings Inc. (a)	3	112
Ennis Inc.	5	88
EnPro Industries Inc. (a)	7	419
ESCO Technologies Inc.	8	291
Espey Manufacturing & Electronics Corp.	1	20
Exponent Inc.	4	295
Federal Signal Corp. (a)	19	274
Flow International Corp. (a)	14	58
Forward Air Corp.	8	371
Franklin Covey Co. (a)	4	73
FreightCar America Inc.	3	76
Fuel Tech Inc. (a)	4	27
Furmanite Corp. (a)	10	107
G&K Services Inc. - Class A	6	366
Genco Shipping & Trading Ltd. (a)	7	18
GenCorp Inc. (a) (b)	15	277
Gibraltar Industries Inc. (a)	7	137
Global Power Equipment Group Inc.	4	82
Goldfield Corp. (a)	3	6
Gorman-Rupp Co.	6	204
GP Strategies Corp. (a)	5	160
Graham Corp.	2	76
Granite Construction Inc.	5	187
Great Lakes Dredge & Dock Corp. (a)	15	141
Greenbrier Cos. Inc. (a)	8	278
Griffon Corp.	19	250
H&E Equipment Services Inc. (a)	10	309
Hardinge Inc.	2	30
Hawaiian Holdings Inc. (a) (b)	15	144
Heartland Express Inc.	24	470
Heidrick & Struggles International Inc.	3	70
Heritage-Crystal Clean Inc. (a)	—	5
Hill International Inc. (a)	2	9
Houston Wire & Cable Co.	3	34
HUB Group Inc. - Class A (a)	1	26
Hudson Global Inc. (a)	2	7
Hurco Cos. Inc.	1	23
Huron Consulting Group Inc. (a)	7	447
Hyster-Yale Materials Handling Inc. - Class A	2	165
ICF International Inc. (a)	4	137
II-VI Inc. (a)	10	172

See accompanying Notes to Financial Statements.

	Shares/Par †	Value
InnerWorkings Inc. (a) (b)	5	38
Innovative Solutions & Support Inc. (a)	—	3
Insperity Inc.	5	197
Insteel Industries Inc.	3	79
Interface Inc.	15	338
International Shipholding Corp.	—	12
Intersections Inc.	7	58
John Bean Technologies Corp.	8	226
Kaman Corp. - Class A	5	210
Kelly Services Inc. - Class A	10	247
Kforce Inc.	9	183
Kimball International Inc. - Class B	6	86
Knight Transportation Inc.	13	245
Knoll Inc.	13	231
Korn/Ferry International (a)	12	310
Kratos Defense & Security Solutions Inc. (a)	16	123
Layne Christensen Co. (a) (b)	7	118
LB Foster Co.	2	90
Lindsay Corp. (b)	4	321
LMI Aerospace Inc. (a) (b)	2	25
LS Starrett Co. - Class A	—	7
LSI Industries Inc.	2	19
Lydall Inc. (a)	1	14
Magnetek Inc. (a)	—	7
Marten Transport Ltd.	7	141
Matson Inc.	13	343
McGrath RentCorp	6	239
Meritor Inc. (a)	7	75
Metalico Inc. (a)	11	23
Miller Industries Inc.	2	36
Mistras Group Inc. (a)	7	154
Mobile Mini Inc.	3	117
Mueller Water Products Inc. - Class A	57	536
Multi-Color Corp.	4	150
MYR Group Inc. (a)	7	173
NACCO Industries Inc. - Class A	1	80
National Presto Industries Inc. (b)	1	119
Navigant Consulting Inc. (a)	13	251
NCI Building Systems Inc. (a)	1	26
NL Industries Inc. (b)	2	22
NN Inc.	4	80
Nortek Inc. (a)	3	214
Northwest Pipe Co. (a)	3	98
Ocean Power Technologies Inc. (a) (b)	2	4
Omega Flex Inc.	1	11
On Assignment Inc. (a)	6	216
Orbital Sciences Corp. (a)	14	320
Orion Energy Systems Inc. (a)	3	20
Orion Marine Group Inc. (a)	5	64
Pacer International Inc. (a)	12	97
PAM Transportation Services Inc. (a)	1	17
Park-Ohio Holdings Corp. (a)	5	257
Patrick Industries Inc. (a)	4	119
Patriot Transportation Holding Inc. (a)	1	39
Pendrell Corp. (a)	8	15
PGT Inc. (a)	12	119
Pike Corp. (a)	7	72
PMFG Inc. (a)	5	43
Powell Industries Inc.	2	163
PowerSecure International Inc. (a)	4	75
Preformed Line Products Co.	—	7
Primoris Services Corp.	15	454
Providence and Worcester Railroad Co.	—	5
Quad/Graphics Inc. - Class A (b)	5	141
Quality Distribution Inc. (a)	5	67
Quanex Building Products Corp.	10	197
Raven Industries Inc.	7	290
RBC Bearings Inc. (a)	5	335
Republic Airways Holdings Inc. (a)	15	163
Resources Connection Inc.	16	230
Roadrunner Transportation Systems Inc. (a)	7	202
RPX Corp. (a)	18	301
Rush Enterprises Inc. - Class A (a)	6	179
Saia Inc. (a)	7	233
Schawk Inc. - Class A	3	49
SIFCO Industries Inc.	1	34
SkyWest Inc.	16	231
SL Industries Inc.	1	14
SP Plus Corp. (a)	4	114
Sparton Corp. (a)	2	52
Standex International Corp.	4	249
Sterling Construction Co. Inc. (a)	2	26
Sun Hydraulics Corp.	5	215
Supreme Industries Inc. - Class A (a)	3	15
Sypris Solutions Inc.	5	14
Taser International Inc. (a)	16	254
Team Inc. (a)	5	191
Tecumseh Products Co. - Class A (a)	2	19
Tennant Co.	5	331
Thermon Group Holdings Inc. (a)	6	174
Titan International Inc. (b)	15	277
Titan Machinery Inc. (a) (b)	7	126
TRC Cos. Inc. (a)	1	6
Trex Co. Inc. (a)	3	262
TriMas Corp. (a)	5	180
TrueBlue Inc. (a)	12	302
Tutor Perini Corp. (a)	13	334
Twin Disc Inc.	3	67
Ultralife Corp. (a)	—	—
Ultrapetrol Bahamas Ltd. (a)	1	4
UniTek Global Services Inc. (a) (b)	2	3
Universal Forest Products Inc.	4	229
Universal Truckload Services Inc.	3	96
US Ecology Inc.	6	206
USA Truck Inc. (a) (b)	—	6
Versar Inc. (a)	2	11
Viad Corp.	4	114
Vicor Corp. (a)	2	23
VSE Corp.	1	43
Wabash National Corp. (a)	14	169
XPO Logistics Inc. (a) (b)	5	139
YRC Worldwide Inc. (a) (b)	1	13
		31,993
INFORMATION TECHNOLOGY - 18.8%
Accelrys Inc. (a)	16	149
Actuate Corp. (a)	15	116
Advanced Energy Industries Inc. (a)	12	282
Aeroflex Holding Corp. (a)	7	44
Agilysys Inc. (a)	4	57
Alpha & Omega Semiconductor Ltd. (a)	4	31
American Software Inc. - Class A	6	64
Amkor Technology Inc. (a)	39	238
Amtech Systems Inc. (a)	3	19
Anadigics Inc. (a)	10	19
Anaren Inc. (a)	3	73
Applied Micro Circuits Corp. (a)	15	199
ATMI Inc. (a)	9	285
AVG Technologies NV (a) (b)	15	257
Aviat Networks Inc. (a)	12	27
Avid Technology Inc. (a)	9	74
Aware Inc. (a)	5	29
Axcelis Technologies Inc. (a)	17	42
AXT Inc. (a)	12	30
Badger Meter Inc.	5	294
Bazaarvoice Inc. (a) (b)	2	19

See accompanying Notes to Financial Statements.

	Shares/Par †	Value
Bel Fuse Inc. - Class B	3	55
Blackbaud Inc.	1	34
Blucora Inc. (a)	12	360
Bottomline Technologies Inc. (a)	10	359
BroadVision Inc. (a)	2	18
Brooks Automation Inc.	19	197
Cabot Microelectronics Corp. (a)	7	325
CalAmp Corp. (a)	12	324
Calix Inc. (a)	15	145
Cardtronics Inc. (a)	5	218
Cascade Microtech Inc. (a)	3	32
Cass Information Systems Inc.	3	213
Ceva Inc. (a)	6	96
Checkpoint Systems Inc. (a)	12	186
Ciber Inc. (a)	20	83
Clearfield Inc. (a)	1	18
Cohu Inc.	4	43
Communications Systems Inc.	1	13
Computer Task Group Inc.	6	114
comScore Inc. (a)	8	219
Comverse Inc. (a)	3	109
Concurrent Computer Corp.	1	11
Constant Contact Inc. (a)	11	351
Cray Inc. (a) (b)	13	366
CSG Systems International Inc.	11	325
Daktronics Inc.	13	200
Datalink Corp. (a)	5	49
Dealertrack Technologies Inc. (a)	1	31
Demand Media Inc. (a)	23	130
Dice Holdings Inc. (a)	12	88
Digi International Inc. (a)	6	70
Digimarc Corp.	—	6
Digital River Inc. (a)	10	184
Diodes Inc. (a)	14	322
DSP Group Inc. (a)	5	47
DTS Inc. (a)	4	106
Dynamics Research Corp. (a)	—	3
EarthLink Inc.	31	160
Ebix Inc. (b)	10	150
Echelon Corp. (a)	6	13
Electro Rent Corp.	4	74
Electro Scientific Industries Inc.	6	65
Electronics for Imaging Inc. (a)	15	598
Ellie Mae Inc. (a) (b)	4	110
eMagin Corp. (a)	2	7
Emcore Corp. (a) (b)	7	34
Emulex Corp. (a)	26	188
Entegris Inc. (a)	14	164
Entropic Communications Inc. (a) (b)	20	96
Envestnet Inc. (a)	2	83
EPAM Systems Inc. (a)	1	35
EPIQ Systems Inc.	7	113
ePlus Inc. (a)	2	94
Euronet Worldwide Inc. (a)	10	495
Exar Corp. (a)	13	148
ExlService Holdings Inc. (a)	9	241
Extreme Networks (a)	22	152
Fabrinet (a)	8	164
FARO Technologies Inc. (a)	5	301
FormFactor Inc. (a)	14	83
Forrester Research Inc.	6	220
Global Cash Access Holdings Inc. (a)	22	220
GSI Group Inc. (a)	10	107
GSI Technology Inc. (a)	3	20
GT Advanced Technologies Inc. (a) (b)	29	256
Hackett Group Inc.	6	38
Harmonic Inc. (a)	29	216
Heartland Payment Systems Inc.	9	453
Higher One Holdings Inc. (a)	10	94
Hutchinson Technology Inc. (a)	1	2
ID Systems Inc. (a)	2	9
IEC Electronics Corp. (a)	2	6
iGate Corp. (a)	15	620
Imation Corp. (a)	6	26
Immersion Corp. (a)	2	25
Infinera Corp. (a) (b)	23	220
Innodata Inc. (a)	6	14
Inphi Corp. (a)	9	114
Insight Enterprises Inc. (a)	11	244
Integrated Device Technology Inc. (a)	37	378
Integrated Silicon Solutions Inc. (a)	6	69
Internap Network Services Corp. (a)	15	116
Intersil Corp. - Class A	37	423
Intevac Inc. (a)	1	9
IntraLinks Holdings Inc. (a)	10	126
Ixia (a)	11	143
IXYS Corp.	6	77
Kemet Corp. (a)	8	47
Key Tronic Corp. (a)	4	44
Kopin Corp. (a)	15	65
Kulicke & Soffa Industries Inc. (a)	17	222
KVH Industries Inc. (a)	3	35
Lattice Semiconductor Corp. (a)	34	186
Limelight Networks Inc. (a)	18	36
Lionbridge Technologies Inc. (a)	12	74
LoJack Corp. (a)	1	4
LTX-Credence Corp. (a)	11	91
Magnachip Semiconductor Corp. (a)	11	213
Mantech International Corp. - Class A	8	240
Marchex Inc. - Class B	4	32
MaxLinear Inc. - Class A (a)	4	44
Maxwell Technologies Inc. (a)	8	59
Measurement Specialties Inc. (a)	4	265
Mercury Systems Inc. (a)	6	71
Mesa Laboratories Inc.	1	69
Methode Electronics Inc.	11	389
Micrel Inc.	16	158
MOCON Inc.	1	11
MoneyGram International Inc. (a)	3	57
Monolithic Power Systems Inc. (a)	10	346
Monotype Imaging Holdings Inc.	11	356
Monster Worldwide Inc. (a)	32	231
MoSys Inc. (a) (b)	5	27
Move Inc. (a)	10	153
MTS Systems Corp.	4	262
Multi-Fineline Electronix Inc. (a)	2	31
Nanometrics Inc. (a)	9	162
NAPCO Security Technologies Inc. (a)	1	8
NCI Inc. - Class A (a)	2	13
NeoPhotonics Corp. (a)	3	23
NetGear Inc. (a)	2	60
NetScout Systems Inc. (a)	12	364
Newport Corp. (a)	15	267
Novatel Wireless Inc. (a)	6	14
Oclaro Inc. (a)	25	63
Omnivision Technologies Inc. (a)	12	212
Oplink Communications Inc. (a)	6	112
Optical Cable Corp.	1	2
PAR Technology Corp. (a)	—	2
Park Electrochemical Corp.	4	116
PC Connection Inc.	5	118
PCM Inc. (a)	1	10
PDF Solutions Inc. (a)	6	153
Pegasystems Inc.	2	113
Perceptron Inc.	1	19
Perficient Inc. (a)	9	220

See accompanying Notes to Financial Statements.

	Shares/Par †	Value
Pericom Semiconductor Corp. (a)	4	33
Photronics Inc. (a)	21	189
Plexus Corp. (a)	10	430
PLX Technology Inc. (a)	7	43
PMC - Sierra Inc. (a)	41	262
Power Integrations Inc.	6	330
PRGX Global Inc. (a)	5	34
Procera Networks Inc. (a) (b)	4	59
Progress Software Corp. (a)	10	268
QAD Inc. - Class A	2	28
QLogic Corp. (a)	24	281
QuinStreet Inc. (a)	11	92
Qumu Corp. (a)	3	38
Radisys Corp. (a)	4	10
Rambus Inc. (a)	38	361
RealD Inc. (a)	16	138
RealNetworks Inc. (a)	2	14
Reis Inc. (a)	2	35
Responsys Inc. (a)	18	506
RF Industries Ltd. (b)	2	17
Rofin-Sinar Technologies Inc. (a)	7	200
Rogers Corp. (a)	5	314
Rosetta Stone Inc. (a)	6	75
Rubicon Technology Inc. (a) (b)	5	46
Rudolph Technologies Inc. (a)	9	108
Sanmina Corp. (a)	17	279
ScanSource Inc. (a)	6	272
SeaChange International Inc. (a)	9	107
ServiceSource International Inc. (a)	5	41
ShoreTel Inc. (a)	14	130
Sigma Designs Inc. (a)	7	32
Silicon Graphics International Corp. (a)	1	8
Silicon Image Inc. (a)	22	132
SMTC Corp. (a)	1	3
Sonus Networks Inc. (a)	55	174
Spansion Inc. - Class A (a)	17	235
Stamps.com Inc. (a)	6	248
StarTek Inc. (a)	—	3
STR Holdings Inc. (a)	7	12
SunEdison Inc. (a)	77	1,002
SunPower Corp. (a) (b)	26	772
Super Micro Computer Inc. (a)	13	231
Supertex Inc. (a)	2	44
support.com Inc. (a)	9	32
Sykes Enterprises Inc. (a)	10	225
Synaptics Inc. (a)	4	226
Synchronoss Technologies Inc. (a)	10	311
Tangoe Inc. (a) (b)	8	138
TeleCommunication Systems Inc. - Class A (a)	5	12
TeleNav Inc. (a)	8	55
TeleTech Holdings Inc. (a)	12	283
Tessco Technologies Inc.	3	127
Tessera Technologies Inc.	15	289
Transact Technologies Inc.	—	3
Travelzoo Inc. (a)	3	74
TriQuint Semiconductor Inc. (a)	42	351
TTM Technologies Inc. (a)	22	189
Ubiquiti Networks Inc. (a) (b)	1	46
Ultra Clean Holdings Inc. (a)	6	57
Ultratech Inc. (a)	7	189
Unisys Corp. (a) (b)	12	410
United Online Inc.	4	58
Viasystems Group Inc. (a)	—	6
Virtusa Corp. (a)	8	287
Vishay Precision Group Inc. (a)	3	42
Vocus Inc. (a)	4	45
Vringo Inc. (a) (b)	8	24
Wayside Technology Group Inc.	—	5
Web.com Group Inc. (a)	8	251
WebMD Health Corp. - Class A (a) (b)	9	363
Westell Technologies Inc. - Class A (a)	8	31
XO Group Inc. (a)	6	86
Xyratex Ltd.	5	66
Zix Corp. (a)	17	78
Zygo Corp. (a)	1	19
		33,394
MATERIALS - 6.4%
A. Schulman Inc.	8	281
AEP Industries Inc. (a)	2	92
AM Castle & Co. (a)	5	68
AMCOL International Corp. (b)	10	330
American Pacific Corp. (a)	2	75
American Vanguard Corp.	10	238
Arabian American Development Co. (a)	2	31
Balchem Corp.	7	424
Calgon Carbon Corp. (a)	17	349
Century Aluminum Co. (a)	25	262
Chase Corp.	2	88
Clearwater Paper Corp. (a)	8	433
Core Molding Technologies Inc. (a)	—	3
Ferro Corp. (a)	26	334
Flotek Industries Inc. (a)	19	372
Friedman Industries Inc.	1	5
FutureFuel Corp.	11	173
General Moly Inc. (a)	18	24
Globe Specialty Metals Inc.	20	361
Gold Resource Corp. (b)	6	26
Golden Minerals Co. (a) (b)	17	8
Hawkins Inc.	3	120
Haynes International Inc.	4	239
Horsehead Holding Corp. (a)	14	221
Innophos Holdings Inc.	6	302
Innospec Inc.	7	328
Kaiser Aluminum Corp.	3	193
KapStone Paper and Packaging Corp. (a)	18	1,033
KMG Chemicals Inc.	3	46
Koppers Holdings Inc.	6	253
Kraton Performance Polymers Inc. (a)	7	172
Landec Corp. (a)	10	116
LSB Industries Inc. (a)	7	268
Materion Corp.	5	165
McEwen Mining Inc. (a) (b)	12	24
Mercer International Inc. (a)	11	106
Myers Industries Inc.	11	234
Neenah Paper Inc.	5	205
Noranda Aluminium Holding Corp.	18	58
Northern Technologies International Corp. (a)	1	15
Olympic Steel Inc.	2	56
OM Group Inc. (a)	11	401
Omnova Solutions Inc. (a)	19	169
P.H. Glatfelter Co.	14	391
Penford Corp. (a)	1	8
Quaker Chemical Corp.	3	267
Revett Minerals Inc. (a) (b)	4	3
RTI International Metals Inc. (a)	10	332
Schnitzer Steel Industries Inc. - Class A (b)	8	255
Schweitzer-Mauduit International Inc.	2	104
Stepan Co.	6	421
Stillwater Mining Co. (a) (b)	6	69
SunCoke Energy Inc. (a)	6	137
Synalloy Corp.	2	25
Tredegar Corp.	1	27
United States Lime & Minerals Inc. (a)	1	50
Universal Stainless & Alloy Products Inc. (a)	2	66
US Silica Holdings Inc.	2	55

See accompanying Notes to Financial Statements.

	Shares/Par †	Value
Wausau Paper Corp.	16	206
Zep Inc.	4	78
Zoltek Cos. Inc. (a) (b)	10	166
		11,361
TELECOMMUNICATION SERVICES - 1.3%
8x8 Inc. (a)	13	127
Alaska Communications Systems Group Inc. (a)	2	5
Atlantic Tele-Network Inc.	5	263
Boingo Wireless Inc. (a)	13	85
Cbeyond Inc. (a)	7	51
Cincinnati Bell Inc. (a)	11	40
Consolidated Communications Holdings Inc.	11	219
General Communication Inc. - Class A (a)	10	116
Hawaiian Telcom Holdco Inc. (a) (b)	1	19
HickoryTech Corp.	3	32
IDT Corp. - Class B	6	115
Inteliquent Inc.	6	65
Iridium Communications Inc. (a) (b)	25	159
Lumos Networks Corp.	6	132
NTELOS Holdings Corp.	5	101
ORBCOMM Inc. (a)	12	76
Premiere Global Services Inc. (a)	16	190
PTGi Holding Inc.	2	7
Shenandoah Telecommunications Co.	5	120
Straight Path Communications Inc. - Class B (a)	3	23
USA Mobility Inc.	9	123
Vonage Holdings Corp. (a)	50	165
		2,233
UTILITIES - 1.4%
American States Water Co.	12	331
Artesian Resources Corp. - Class A	2	35
California Water Service Group	14	331
Chesapeake Utilities Corp.	2	131
Connecticut Water Services Inc.	3	108
Consolidated Water Co. Ltd.	4	53
Delta Natural Gas Co. Inc.	2	35
Empire District Electric Co.	13	299
Gas Natural Inc. (b)	2	14
Genie Energy Ltd. - Class B (a)	4	39
Laclede Group Inc.	4	181
MGE Energy Inc.	2	109
Middlesex Water Co.	3	73
Northwest Natural Gas Co. (b)	2	88
Ormat Technologies Inc. (b)	5	126
Otter Tail Corp.	9	253
RGC Resources Inc.	—	6
SJW Corp.	4	108
Unitil Corp.	4	124
York Water Co.	3	55
		2,499

Total Common Stocks (cost $128,715)		177,804

WARRANTS - 0.0%
Magnum Hunter Resources Corp. (a) (b) (c) (d)	6	—

Total Warrants (cost $0)		—

SHORT TERM INVESTMENTS - 10.3%
Investment Company - 0.4%
JNL Money Market Fund, 0.01% (e) (f)	732	732
Securities Lending Collateral - 9.9%
Fidelity Institutional Money Market Portfolio, 0.06% (f)	7,000	7,000
Repurchase Agreement with BCL, 0.01% (Collateralized by $3,064 U.S. Treasury Note, 1.00%, due 08/31/16, value $3,103, $3,346 U.S. Treasury Note, 0.38%, due 03/15/16, value $3,345, and $6,317 U.S. Treasury Bond Strip, due 02/15/22-05/15/32, value $3,752) acquired on 12/31/13, due 01/02/14 at $10,000	$10,000	10,000
Repurchase Agreement with CSI, 0.00% (Collateralized by $26 U.S. Treasury Note Strip, due 03/31/14-05/15/19, value $25, and $1,904 U.S. Treasury Bond Strip, due 02/15/36-08/15/43, value $673) acquired on 12/31/13, due 01/02/14 at $683	683	683
		17,683

Total Short Term Investments (cost $18,415)		18,415

Total Investments - 110.0% (cost $147,130)		196,219
Other Assets and Liabilities, Net - (10.0%)		(17,889)
Total Net Assets - 100.0%		$178,330

(a)	Non-income producing security.
(b)	All or portion of the security was on loan.
(c)

Security fair valued in good faith in accordance with the procedures approved by the Trust’s Board of Trustees. Good faith fair valued securities may be classified as Level 2 or Level 3 for FASB ASC Topic 820 “Fair Value Measurements and Disclosures” based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to the Financial Statements.

(d)

Security which is restricted to resale to institutional investors. The Sub-Adviser has not deemed these securities to be liquid based on procedures approved by the Trust’s Board of Trustees. See Restricted Securities Note in these Schedules of Investments

(e)	Investment in affiliate.
(f)	Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2013.

See accompanying Notes to Financial Statements.

	Shares/Par †	Value
Curian Long Short Credit Fund (h)
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES - 2.5%
American Airlines Pass-Through Trust
5.60%, 07/15/20 (a)	$2,199	$2,235
4.95%, 01/15/23 (a)	590	619
American Tower Trust I, 3.07%, 03/15/23 (a)	1,170	1,095
Aventura Mall Trust REMIC, 3.74%, 12/05/32 (a) (b)	1,890	1,936
Citigroup Commercial Mortgage Trust REMIC, 5.71%, 12/10/49 (b)	907	843
Citigroup/Deutsche Bank Commercial Mortgage Trust REMIC, 5.22%, 07/15/44 (b)	717	753
Credit Suisse First Boston Mortgage Securities Corp. REMIC, 5.57%, 05/15/36 (b)	436	450
JPMorgan Chase Commercial Mortgage Securities Trust REMIC, 5.04%, 10/15/42 (b)	598	610
MVW Owner Trust, 2.15%, 04/22/30 (a)	1,202	1,205
Wachovia Bank Commercial Mortgage Trust REMIC, 5.46%, 01/15/45 (b)	274	282
Total Non-U.S. Government Agency Asset-Backed Securities (cost $10,081)		10,028
CORPORATE BONDS AND NOTES — 80.9%
CONSUMER DISCRETIONARY - 14.2%
AutoNation Inc., 5.50%, 02/01/20	875	940
Beazer Homes USA Inc., 7.50%, 09/15/21 (a)	2,206	2,283
Borgata Term Loan B, 6.75%, 08/15/18 (b)	1,250	1,254
Boyd Gaming Corp., 9.13%, 12/01/18	1,075	1,169
Caesars Entertainment Operating Co. Inc., 9.00%, 02/15/20	875	851
Chinos Intermediate Holdings A Inc., 7.75%, 05/01/19 (a) (i)	440	450
Choice Hotels International Inc., 5.70%, 08/28/20	1,150	1,210
Churchill Downs Inc., 5.38%, 12/15/21 (a)	420	427
Citycenter Holdings LLC Term Loan B, 5.00%, 10/09/20 (b)	1,364	1,383
Codere Finance Luxembourg SA, 9.25%, 02/15/19 (a)	375	208
Delphi Corp., 5.00%, 02/15/23	1,650	1,697
DreamWorks Animation SKG Inc., 6.88%, 08/15/20 (a)	800	846
Four Seasons Hotel Ltd. 1st Lien Term Loan, 3.25%, 06/27/20 (b)	581	582
Four Seasons Hotel Ltd. 2nd Lien Term Loan, 5.25%, 12/27/20 (b)	97	99
Garda World Security Corp. Term Loan B, 4.00%, 11/05/20 (b)	398	398
General Motors Co.
3.50%, 10/02/18 (a)	1,500	1,534
6.25%, 10/02/43 (a)	664	690
Glencore Funding LLC
1.40%, 05/27/16 (a) (b)	3,250	3,235
4.13%, 05/30/23 (a)	1,000	933
GLP Capital LP
4.38%, 11/01/18 (a) (b)	207	212
4.88%, 11/01/20 (a)	233	233
5.38%, 11/01/23 (a)	182	179
Hilton Worldwide Finance LLC, 5.63%, 10/15/21 (a)	585	607
Hilton Worldwide Inc. Term Loan B, 3.00%, 09/01/17 (b)	1,658	1,670
Hudson’s Bay Co. Initial Term Loan, 4.75%, 10/07/20 (b)	600	609
Interpublic Group of Cos. Inc., 3.75%, 02/15/23	1,100	1,028
J.C. Penney Co. Inc. Term Loan, 6.00%, 05/22/18 (b)	677	661
Jarden Corp. Term Loan B-1, 2.75%, 10/15/17 (b)	1,335	1,334
LKQ Corp., 4.75%, 05/15/23 (a)	100	93
MGM Resorts International, 6.75%, 10/01/20	1,375	1,471
Mohegan Tribal Gaming Authority Term Loan B, 5.50%, 11/05/19 (b)	1,230	1,248
NAI Entertainment Holdings, 5.00%, 08/01/18 (a)	114	118
Neiman Marcus Group Ltd. Inc., 8.75%, 10/15/21 (a) (i)	1,044	1,094
Nissan Motor Acceptance Corp., 0.95%, 09/26/16 (a) (b)	3,500	3,519
PC Nextco Holdings LLC, 8.75%, 08/15/19 (a) (i)	592	608
PVH Corp.
7.38%, 05/15/20	930	1,024
4.50%, 12/15/22	1,175	1,113
Royal Caribbean Cruises Ltd., 5.25%, 11/15/22	1,150	1,150
RSI Home Products Inc., 6.88%, 03/01/18 (a)	500	524
Schaeffler Holding Finance BV, 6.88%, 08/15/18 (a) (i)	584	619
Seaworld Parks & Entertainment Inc. Term Loan B-2, 3.00%, 05/13/20 (b)	1,693	1,672
Seminole Hard Rock Entertainment Inc. Term Loan, 3.50%, 05/08/17 (b)	1,413	1,412
SES SA, 5.30%, 04/04/43 (a)	615	574
Shingle Springs Tribal Gaming Authority Term Loan, 6.25%, 06/11/16 (b)	794	797
Sugarhouse HSP Gaming Prop Mezz LP, 6.38%, 06/01/21 (a)	316	305
Taylor Morrison Communities Inc., 7.75%, 04/15/20 (a)	1,075	1,182
Tenneco Inc.
7.75%, 08/15/18	500	535
6.88%, 12/15/20	1,750	1,912
Toll Brothers Finance Corp., 4.00%, 12/31/18	513	522
TRW Automotive Inc., 4.45%, 12/01/23 (a)	550	533
Unitymedia Hessen GmbH & Co. KG, 5.50%, 01/15/23 (a)	1,000	970
Univision Communications Inc. Term Loan, 4.00%, 03/01/20 (b)	2,392	2,401
WideOpenWest Finance LLC, 10.25%, 07/15/19	500	555
Wynn Las Vegas LLC, 7.75%, 08/15/20	2,425	2,722
Yonkers Racing Corp. Term Loan, 4.25%, 07/26/16 (b)	462	460
		55,855
CONSUMER STAPLES - 3.5%
Algeco Scotsman Global Finance Plc, 10.75%, 10/15/19 (a)	550	580
Altria Group Inc., 4.00%, 01/31/24	1,455	1,420
B&G Foods Inc., 4.63%, 06/01/21	412	396
ConAgra Foods Inc., 3.20%, 01/25/23	1,600	1,483
Constellation Brands Inc., 4.25%, 05/01/23	1,400	1,305
Dole Food Co. Inc. New Term Loan B, 4.50%, 10/25/18 (b)	1,240	1,244
Lorillard Tobacco Co.
6.88%, 05/01/20	425	490
3.75%, 05/20/23	1,000	909
Pinnacle Foods Finance LLC Term Loan H, 2.50%, 04/30/17 (b)	1,097	1,095
Reynolds American Inc.
3.25%, 11/01/22	900	828
4.85%, 09/15/23	1,146	1,181
Reynolds Group Issuer Inc., 5.75%, 10/15/20	1,250	1,275

See accompanying Notes to Financial Statements.

	Shares/Par †	Value
WM Wrigley Jr. Co.
2.40%, 10/21/18 (a)	785	780
3.38%, 10/21/20 (a)	878	867
		13,853
ENERGY - 15.8%
Access Midstream Partners LP
5.88%, 04/15/21	671	715
4.88%, 05/15/23	1,725	1,665
Alpha Natural Resources Inc.
9.75%, 04/15/18	700	742
6.25%, 06/01/21	1,300	1,111
Arch Coal Inc.
8.00%, 01/15/19 (a)	591	590
7.25%, 06/15/21	1,300	994
Arch Western Finance LLC Term Loan, 5.75%, 05/14/18 (b)	997	983
Atlas Pipeline Partners LP, 4.75%, 11/15/21 (a)	1,000	915
Atlas Resource Escrow Corp., 9.25%, 08/15/21 (a)	1,339	1,369
BP Capital Markets Plc
2.50%, 11/06/22	1,000	909
2.75%, 05/10/23	1,827	1,665
BreitBurn Energy Partners LP, 7.88%, 04/15/22	821	854
Chaparral Energy Inc., 8.25%, 09/01/21	1,250	1,356
Concho Resources Inc., 5.50%, 04/01/23	1,727	1,779
Continental Resources Inc., 4.50%, 04/15/23	1,250	1,267
DCP Midstream LLC, 5.85%, 05/21/43 (a) (b)	2,326	2,163
Denbury Resources Inc., 8.25%, 02/15/20	500	551
Diamond Offshore Drilling Inc., 4.88%, 11/01/43	2,505	2,450
Ecopetrol SA, 7.38%, 09/18/43	1,682	1,823
EP Energy LLC, 7.75%, 09/01/22	1,075	1,204
EPE Holdings LLC, 8.13%, 12/15/17 (a) (i)	545	560
Fieldwood Energy LLC 1st Lien Term Loan, 2.88%, 04/25/33 (b)	900	905
Fieldwood Energy LLC 2nd Lien Term Loan, 7.13%, 10/01/17 (b)	200	204
Halcon Resources Corp.
9.75%, 07/15/20	721	752
9.75%, 07/15/20 (a)	423	440
8.88%, 05/15/21	800	808
Hornbeck Offshore Services Inc., 5.00%, 03/01/21	1,175	1,151
Kinder Morgan Energy Partners LP, 4.15%, 02/01/24	2,065	1,995
Kinder Morgan Inc., 5.00%, 02/15/21 (a)	320	315
Legacy Reserves LP, 6.63%, 12/01/21 (a)	735	711
Linden Term Loan B, 5.00%, 12/01/20 (b)	400	403
Linn Energy LLC, 8.63%, 04/15/20	1,200	1,296
MarkWest Energy Partners LP
5.50%, 02/15/23	850	856
4.50%, 07/15/23	500	469
Memorial Production Partners LP
7.63%, 05/01/21	500	514
7.63%, 05/01/21 (a)	865	889
Midstates Petroleum Co. Inc., 9.25%, 06/01/21	1,176	1,229
Newfield Exploration Co., 6.88%, 02/01/20	1,400	1,500
Penn Virginia Corp., 8.50%, 05/01/20	1,175	1,263
Penn Virginia Resource Partners LP
8.25%, 04/15/18	1,250	1,325
6.50%, 05/15/21 (a)	447	463
Petrobras Global Finance BV
1.86%, 05/20/16 (b)	1,500	1,496
2.38%, 01/15/19 (b)	1,000	980
4.38%, 05/20/23	841	748
5.63%, 05/20/43	749	610
Plains Exploration & Production Co.
6.50%, 11/15/20	1,100	1,214
6.88%, 02/15/23	1,075	1,199
Regency Energy Partners LP, 4.50%, 11/01/23	1,750	1,592
Samson Investment Co. Term Loan 1, 5.00%, 09/25/18 (b)	1,250	1,253
Schlumberger Investment SA, 3.65%, 12/01/23	1,750	1,732
Seadrill Ltd., 5.63%, 09/15/17 (a)	2,150	2,225
SESI LLC, 7.13%, 12/15/21	1,470	1,639
SunCoke Energy Partners LP, 7.38%, 02/01/20 (a)	500	522
Tesoro Logistics LP, 6.13%, 10/15/21	1,105	1,138
Transocean Inc., 6.38%, 12/15/21 (c)	1,250	1,403
Williams Cos. Inc., 3.70%, 01/15/23	300	261
WPX Energy Inc., 6.00%, 01/15/22	1,100	1,100
		62,265
FINANCIALS - 20.8%
Allstate Corp., 5.75%, 08/15/53 (b)	1,600	1,612
American International Group Inc., 8.25%, 08/15/18	2,700	3,376
American Tower Corp., 3.40%, 02/15/19	519	528
Banco Santander Chile, 2.12%, 06/07/18 (a) (b)	1,000	1,003
Bank of America Corp.
5.20% (callable at 100 beginning 06/01/23) (b) (e)	1,133	997
8.00% (callable at 100 beginning 01/30/18) (b) (e)	2,550	2,825
5.65%, 05/01/18	2,300	2,617
3.30%, 01/11/23	915	864
Barclays Bank Plc, 7.75%, 04/10/23 (b)	1,000	1,085
Barclays Plc
8.00% (callable at 100 beginning 12/15/20) (e), EUR	1,100	1,524
8.25% (callable at 100 beginning 12/15/18) (e)	1,000	1,033
BBVA US Senior SAU, 4.66%, 10/09/15	1,500	1,577
Citigroup Inc.
5.90% (callable at 100 beginning 02/15/23) (b) (e)	1,100	1,029
8.50%, 05/22/19	900	1,153
CME Group Inc., 5.30%, 09/15/43	1,250	1,304
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
4.63%, 12/01/23	1,000	1,005
5.75%, 12/01/43	1,349	1,425
Credit Suisse AG, 6.50%, 08/08/23 (a)	2,481	2,639
Credit Suisse Group AG, 7.50%, (callable at 100 beginning 12/11/23) (a) (e)	1,759	1,858
Deutsche Bank AG, 4.30%, 05/24/28 (b)	1,775	1,604
Discover Bank, 4.20%, 08/08/23	750	739
Fifth Third Bancorp, 5.10%, (callable at 100 beginning 06/30/23) (b) (e)	2,743	2,428
Five Corners Funding Trust, 4.42%, 11/15/23 (a)	2,221	2,186
Ford Motor Credit Co. LLC
5.00%, 05/15/18	1,250	1,392
4.25%, 09/20/22	875	878
General Electric Capital Corp., 7.13%, (callable at 100 beginning 06/15/22) (b) (e)	3,000	3,352
General Motors Financial Co. Inc.
2.75%, 05/15/16 (a)	1,500	1,519
4.25%, 05/15/23 (a)	774	736
Goldman Sachs Group Inc., 5.38%, 03/15/20	1,550	1,722
Guggenheim Partners Investment Management Holdings LLC Initial Term Loan, 4.25%, 06/13/17 (b)	1,300	1,311

See accompanying Notes to Financial Statements.

	Shares/Par †	Value
HSBC USA Inc., 2.63%, 09/24/18	1,283	1,304
ING US Inc., 5.65%, 05/15/53 (b)	1,198	1,165
International Lease Finance Corp., 6.25%, 05/15/19	1,800	1,949
JPMorgan Chase & Co.
7.90% (callable at 100 beginning 04/30/18) (b) (e)	2,900	3,197
1.63%, 05/15/18	1,250	1,223
MetLife Inc., 4.37%, 09/15/23	934	952
Morgan Stanley
5.63%, 09/23/19	900	1,022
4.10%, 05/22/23	1,437	1,388
MPH Intermediate Holding Co. 2, 8.38%, 08/01/18 (a) (i)	319	332
National Rural Utilities Cooperative Finance Corp., 4.75%, 04/30/43 (b)	2,000	1,863
PNC Financial Services Group Inc., 4.85%, (callable at 100 beginning 06/01/23) (b) (e)	1,900	1,701
Prudential Financial Inc., 5.20%, 03/15/44 (b)	1,475	1,427
Royal Bank of Scotland Group Plc
6.10%, 06/10/23	2,122	2,136
6.00%, 12/19/23	1,271	1,280
Santander UK Plc, 5.00%, 11/07/23 (a)	864	866
Societe Generale SA, 2.63%, 10/01/18	2,125	2,143
Springleaf Finance Corp. Term Loan, 4.75%, 11/15/16 (b)	2,600	2,627
State Street Corp., 3.10%, 05/15/23	1,629	1,512
Svenska Handelsbanken AB, 2.50%, 01/25/19	2,912	2,933
Toys R Us Property Co. I LLC Term Loan, 6.00%, 08/02/16 (b)	654	628
Wells Fargo & Co., 7.98%, (callable at 100 beginning 03/15/18) (b) (e)	2,913	3,248
		82,217
HEALTH CARE - 3.8%
Capsugel SA, 7.00%, 05/15/19 (a) (i)	595	606
Endo Pharmaceuticals Holdings Inc. Term Loan B, 4.00%, 12/11/20 (b)	610	611
Envision Acquisition Co. 2nd Lien Term Loan, 8.75%, 11/19/17 (b)	414	418
Forest Laboratories Inc., 5.00%, 12/15/21 (a)	1,238	1,243
HCA Inc., 7.25%, 09/15/20	2,350	2,561
Hospira Inc., 5.80%, 08/12/23	340	351
Howard Hughes Medical Institute, 3.50%, 09/01/23	1,227	1,205
Merck & Co. Inc., 4.15%, 05/18/43	827	753
Par Pharmaceutical Cos. Inc. Term Loan B, 4.25%, 10/10/16 (b)	992	997
Pfizer Inc., 3.00%, 06/15/23	1,250	1,173
Tenet Healthcare Corp.
6.00%, 10/01/20 (a)	342	357
8.13%, 04/01/22	786	847
Thermo Fisher Scientific Inc.
2.40%, 02/01/19	871	862
5.30%, 02/01/44	209	211
Valeant Pharmaceuticals International Inc., 5.63%, 12/01/21 (a)	644	647
Warner Chilcott Co. LLC, 7.75%, 09/15/18	2,000	2,165
		15,007
INDUSTRIALS - 5.8%
Abengoa Finance SAU, 7.75%, 02/01/20 (a)	773	796
Aircastle Ltd., 4.63%, 12/15/18	839	845
Aviation Capital Group Corp., 3.88%, 09/27/16 (a)	2,019	2,085
Berry Plastics Corp. Incremental Term Loan D, 3.50%, 01/29/20 (b)	1,491	1,485
Bombardier Inc., 6.13%, 01/15/23 (a)	1,100	1,092
CNH Capital LLC, 3.25%, 02/01/17 (a)	2,623	2,669
Delta Air Lines Inc. Term Loan B-1, 4.00%, 01/01/18 (b)	1,894	1,901
International Lease Finance Corp., 2.19%, 06/15/16 (b)	1,750	1,759
Meritor Inc., 6.75%, 06/15/21	1,276	1,302
Penske Truck Leasing Co. LP
4.88%, 07/11/22 (a)	469	480
4.25%, 01/17/23 (a)	650	632
Spotless Holdings Term Loan, 8.75%, 01/15/22 (b)	167	170
Spotless Holdings Term Loan B, 5.00%, 05/15/28 (b)	718	727
TransUnion Holding Co. Inc., 9.63%, 06/15/18 (i)	2,000	2,150
United Continental Holdings Inc.
6.00%, 07/15/26	1,467	1,262
6.00%, 07/15/28	1,583	1,334
United Rentals North America Inc., 8.38%, 09/15/20	1,600	1,784
US Airways Group Inc., 6.13%, 06/01/18	575	579
		23,052
INFORMATION TECHNOLOGY - 1.9%
Ancestry.com Inc., 9.63%, 10/15/18 (d) (i)	1,193	1,235
BMC Software Finance Inc. Term Loan, 5.00%, 07/27/17 (b)	700	703
Fidelity National Information Services Inc., 3.50%, 04/15/23	1,000	910
First Data Corp. New Dollar Term Loan, 4.19%, 03/24/17 (b)	1,500	1,501
Seagate HDD Cayman, 4.75%, 06/01/23 (a)	1,221	1,142
ViaSat Inc., 6.88%, 06/15/20	1,932	2,043
		7,534
MATERIALS - 6.0%
Agrium Inc., 3.50%, 06/01/23	377	351
Ardagh Group Term Loan, 4.25%, 12/15/19 (b)	900	904
Ashland Inc., 6.88%, 05/15/43	358	338
Ball Corp., 4.00%, 11/15/23	1,528	1,368
Barrick Gold Corp., 4.10%, 05/01/23	1,304	1,177
Barrick North America Finance LLC, 5.75%, 05/01/43	36	32
Boart Longyear Management Pty Ltd., 10.00%, 10/01/18 (a)	1,597	1,649
BOE Intermediate Holding Corp, 9.00%, 11/01/17 (a) (i)	601	627
Cemex Finance LLC, 9.38%, 10/12/22 (a)	1,050	1,184
Cemex SAB de CV
6.50%, 12/10/19 (a)	774	800
7.25%, 01/15/21 (a)	794	822
Commercial Metals Co., 4.88%, 05/15/23	1,000	930
Crown Americas LLC, 4.50%, 01/15/23	950	888
Exopack Holdings SA Term Loan, 5.25%, 04/24/19 (b)	230	233
FMG Resources Pty Ltd., 6.88%, 04/01/22 (a)	1,200	1,308
FMG Resources Pty Ltd. New Term Loan B, 4.25%, 06/30/19 (b)	1,492	1,511
Freeport-McMoRan Copper & Gold Inc., 3.88%, 03/15/23	1,250	1,180
Hexion US Finance Corp.
8.88%, 02/01/18	400	415
6.63%, 04/15/20	500	512
INEOS Group Holdings SA, 6.50%, 08/15/18 (a), EUR	333	470
Lafarge SA, 6.50%, 07/15/16	640	707
LyondellBasell Industries NV, 6.00%, 11/15/21	1,250	1,436
Rain CII Carbon LLC, 8.25%, 01/15/21 (a)	1,066	1,087

See accompanying Notes to Financial Statements.

	Shares/Par †	Value
Samarco Mineracao SA, 4.13%, 11/01/22 (a)	600	540
Smurfit Kappa Acquisitions, 4.88%, 09/15/18 (a)	1,850	1,919
TPC Group Inc., 8.75%, 12/15/20 (a)	575	611
Votorantim Cimentos SA, 7.25%, 04/05/41 (a)	500	475
Xstrata Finance Canada Ltd., 4.25%, 10/25/22 (a)	260	248
		23,722
TELECOMMUNICATION SERVICES - 4.7%
Crown Castle International Corp. New Term Loan B, 3.25%, 01/31/21 (b)	900	902
Frontier Communications Corp., 7.63%, 04/15/24	800	798
Hughes Satellite Systems Corp., 6.50%, 06/15/19	1,000	1,082
Intelsat Jackson Holdings SA, 6.63%, 12/15/22 (a) (i)	1,500	1,545
Lynx II Corp., 6.38%, 04/15/23 (a)	742	755
PAETEC Holding Corp., 9.88%, 12/01/18	1,342	1,500
Sprint Corp., 7.13%, 06/15/24 (a)	1,675	1,700
Verizon Communications Inc.
4.50%, 09/15/20	1,600	1,711
5.15%, 09/15/23	2,400	2,573
6.40%, 09/15/33	1,053	1,208
6.55%, 09/15/43	1,961	2,287
Wind Acquisition Holdings Finance SA, 12.25%, 07/15/17 (a) (i)	1,220	1,284
Windstream Corp. Term Loan B-4, 3.50%, 01/15/20 (b)	992	993
		18,338
UTILITIES - 4.4%
AES Corp., 4.88%, 05/15/23	1,250	1,169
Calpine Corp., 5.88%, 01/15/24 (a)	120	117
Duke Energy Corp., 3.95%, 10/15/23	768	767
Electricite de France SA, 5.25%, (callable at 100 beginning 01/29/23) (a) (b) (e)	3,350	3,332
Enel SpA, 8.75%, 09/24/73 (a) (b)	1,776	1,931
Energy Future Intermediate Holding Co. LLC, 10.00%, 12/01/20	1,500	1,594
FirstEnergy Corp., 4.25%, 03/15/23 (c)	616	573
GenOn Energy Inc., 9.50%, 10/15/18	1,025	1,161
Monongahela Power Co., 4.10%, 04/15/24 (a)	940	938
Pacific Gas & Electric Co., 3.25%, 06/15/23	2,750	2,604
PPL Capital Funding Inc., 3.40%, 06/01/23	1,250	1,161
Puget Energy Inc., 6.00%, 09/01/21	1,800	2,011
		17,358
Total Corporate Bonds and Notes (cost $321,290)		319,201
TRUST PREFERREDS - 0.5%
FINANCIALS - 0.5%
Citigroup Capital XIII, 7.88%, (callable at 25 beginning 10/30/15)	72	1,962
Total Trust Preferreds (cost $1,976)		1,962
PREFERRED STOCKS - 2.8%
ENERGY - 0.1%
NuStar Logistics LP, 7.63%	19	484
FINANCIALS - 2.7%
Allstate Corp., 5.10%	67	1,603
Goldman Sachs Group Inc., 5.50%, (callable at 25 beginning 05/10/25) (e)	108	2,407
PNC Financial Services Group Inc., 6.13%, (callable at 25 beginning 5/01/22) (e)	49	1,225
US Bancorp, 6.00%, (callable at 25 beginning 04/15/17) (e)	98	2,682
Wells Fargo & Co., 5.85%, (callable at 25 beginning 09/15/23) (e)	113	2,664
		10,581
Total Preferred Stocks (cost $11,910)		11,065
INVESTMENT COMPANIES - 0.2%
Kayne Anderson MLP Investment Co.	8	309
Nuveen AMT-Free Municipal Value Fund	24	371
PIMCO Dynamic Credit Income Fund	5	103
Total Investment Companies (cost $736)		783
SHORT TERM INVESTMENTS - 5.2%
Investment Company - 5.2%
JNL Money Market Fund, 0.01% (f) (g)	20,333	20,333
Total Short Term Investments (cost $20,333)		20,333
Total Investments - 92.2% (cost $366,326)		363,372
Other Assets and Liabilities, Net - 7.8%		30,980
Total Net Assets - 100.0%		$394,352

(a)         Rule 144A or Section 4(2) of the Securities Act of 1933 security which is restricted to resale to institutional investors.  The Sub-Adviser has deemed these securities to be liquid based on procedures approved by the Trust’s Board of Trustees. As of December 31, 2013, the value of Rule 144A and Section 4(2) liquid securities was $88,682.

(b)         Variable rate security. Rate stated was in effect as of December 31, 2013.

(c)          The interest rate for this security is inversely affected by upgrades or downgrades to the credit rating of the issuer.

(d)         Rule 144A or Section 4(2) of the Securities Act of 1933 security which is restricted to resale to institutional investors.  The Sub-Adviser has not deemed these securities to be liquid based on procedures approved by the Trust’s Board of Trustees.  See Restricted Securities Note in these Schedules of Investments

(e)          Perpetual security.

(f)           Investment in affiliate.

(g)          Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2013.

(h)         The Fund had an unfunded commitment at December 31, 2013.  See Unfunded Commitments note in the Notes to the Financial Statements.

(i)             Pay-in-kind security.  The interest coupon earned by the security may be paid in cash or additional par.

Curian/PIMCO Credit Income Fund
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES - 4.3%
Air Canada Pass-Through Trust, 4.13%, 05/15/25 (a)	$100	$97
American Airlines Pass-Through Trust, 5.25%, 01/31/21	51	54
Asset Backed Securities Corp. Home Equity Loan Trust REMIC, 0.79%, 09/25/34 (b)	56	51
Asset-Backed Pass-Through Certificates REMIC, 0.61%, 04/25/35 (b)	86	85
BlueMountain CLO Ltd., 0.48%, 11/15/17 (a) (b)	65	65
Centex Home Equity Loan Trust REMIC, 0.78%, 09/25/34 (b)	71	62
Citigroup Mortgage Loan Trust Inc. REMIC, 5.73%, 09/25/37 (b)	132	108

See accompanying Notes to Financial Statements.

	Shares/Par †	Value
Continental Airlines Inc. Pass-Through Trust
7.25%, 11/10/19	58	67
5.50%, 10/29/20	200	205
Countrywide Asset-Backed Certificates REMIC
0.88%, 07/25/34 (b)	130	116
1.02%, 08/25/34 (b)	100	93
CVS Pass-Through Trust, 7.51%, 01/10/32 (a)	64	77
HomeBanc Mortgage Trust REMIC, 0.43%, 10/25/35 (b)	41	35
HSI Asset Securitization Corp. Trust REMIC, 0.52%, 12/25/35 (b)	100	74
New Century Home Equity Loan Trust REMIC, 0.44%, 10/25/35 (b)	152	148
Park Place Securities Inc. Asset-Backed Pass-Through Certificates REMIC, 1.15%, 09/25/34 (b)	98	86
RASC Trust REMIC, 0.32%, 11/25/36 (b)	400	292
SBA Tower Trust REMIC, 3.60%, 04/15/18 (a)	100	98
SLM Private Credit Student Loan Trust REMIC, 0.42%, 03/15/24 (b)	200	193
United Air Lines Pass-Through Trust, 9.75%, 01/15/17	66	76
US Airways Pass-Through Trust, 3.95%, 11/15/25	100	98
Virgin Australia Trust, 5.00%, 10/23/23 (c)	100	102
Total Non-U.S. Government Agency Asset-Backed Securities (cost $2,286)		2,282

CORPORATE BONDS AND NOTES - 63.4%
CONSUMER DISCRETIONARY - 4.8%
Cablevision Systems Corp. Term Loan B, 2.70%, 04/09/20 (b)	100	98
Comcast Corp., 6.50%, 01/15/17	50	57
D.R. Horton Inc., 3.63%, 02/15/18	100	101
GLP Capital LP, 4.38%, 11/01/18 (c)	100	102
HD Supply Inc., 8.13%, 04/15/19	130	145
MCE Finance Ltd., 5.00%, 02/15/21 (a)	200	195
NBCUniversal Media LLC, 4.38%, 04/01/21	125	132
Pearson Funding Five Plc, 3.25%, 05/08/23 (a)	200	180
Time Warner Cable Inc.
5.85%, 05/01/17	100	109
6.75%, 07/01/18	100	112
Time Warner Entertainment Co. LP, 8.38%, 07/15/33	100	109
Toll Brothers Finance Corp.
4.00%, 12/31/18	150	153
6.75%, 11/01/19	100	114
Venetian Casino Resort LLC Term Loan, 3.25%, 12/16/20 (b)	261	261
Viacom Inc., 4.25%, 09/01/23	300	299
Wynn Las Vegas LLC, 5.38%, 03/15/22	160	162
Wynn Macau Ltd, 5.25%, 10/15/21 (c)	200	200
		2,529
CONSUMER STAPLES - 1.3%
Altria Group Inc., 9.25%, 08/06/19 (d)	12	16
Anheuser-Busch InBev Worldwide Inc., 7.75%, 01/15/19	175	218
BAT International Finance Plc, 9.50%, 11/15/18	100	132
Hawk Acquisition Sub Inc., 4.25%, 10/15/20 (a)	100	97
PepsiCo Inc., 0.44%, 07/30/15 (b)	100	100
Reynolds Group Issuer Inc., 7.88%, 08/15/19	50	55
Tyson Foods Inc., 4.50%, 06/15/22	50	51
		669
ENERGY - 12.2%
AK Transneft OJSC Via TransCapitalInvest Ltd., 8.70%, 08/07/18 (a)	100	122
Antero Resources Finance Corp., 5.38%, 11/01/21 (c)	100	101
Arch Coal Inc., 9.88%, 06/15/19	100	89
BG Energy Capital Plc, 4.00%, 10/15/21 (a)	125	128
BP AMI Leasing Inc., 5.52%, 05/08/19 (a)	125	140
BP Capital Markets Plc, 3.63%, 05/08/14	200	202
Canadian Oil Sands Ltd., 7.75%, 05/15/19 (a)	50	60
CNOOC Finance 2013 Ltd., 3.00%, 05/09/23	300	267
Continental Resources Inc., 5.00%, 09/15/22	100	104
El Paso Pipeline Partners Operating Co. LLC, 5.00%, 10/01/21	40	42
Encana Corp., 6.50%, 02/01/38	50	55
Ensco Plc, 4.70%, 03/15/21	100	106
Enterprise Products Operating LLC, 3.20%, 02/01/16	150	156
Gazprom OAO Via Gaz Capital SA
8.15%, 04/11/18 (a)	200	235
9.25%, 04/23/19	150	184
Harvest Operations Corp., 6.88%, 10/01/17	150	164
Kerr-McGee Corp., 6.95%, 07/01/24	300	348
MarkWest Energy Partners LP
5.50%, 02/15/23	50	50
4.50%, 07/15/23	200	187
Midstates Petroleum Co. Inc., 10.75%, 10/01/20	100	109
NGPL PipeCo LLC, 7.12%, 12/15/17 (a)	100	90
Noble Holding International Ltd., 3.95%, 03/15/22	100	98
OGX Austria GmbH, 8.50%, 06/01/18 (a) (e) (f)	200	16
ONEOK Partners LP
3.38%, 10/01/22	25	23
5.00%, 09/15/23	100	104
Pacific Rubiales Energy Corp., 5.13%, 03/28/23 (a)	100	92
Petrobras International Finance Co., 7.88%, 03/15/19	300	340
Petrofac Ltd., 3.40%, 10/10/18 (c)	100	101
Pioneer Natural Resources Co.
5.88%, 07/15/16	100	111
6.88%, 05/01/18	50	59
3.95%, 07/15/22	110	110
Plains All American Pipeline LP, 8.75%, 05/01/19	150	192
Pride International Inc., 8.50%, 06/15/19	100	126
Rockies Express Pipeline LLC
3.90%, 04/15/15 (a)	100	100
6.00%, 01/15/19 (a)	200	185
Rosneft Finance SA
7.50%, 07/18/16 (a)	100	112
7.88%, 03/13/18	200	231
Sibur Securities Ltd., 3.91%, 01/31/18 (a)	200	195
Southwestern Energy Co.
7.50%, 02/01/18	100	118
4.10%, 03/15/22	100	99
Sunoco Logistics Partners Operations LP, 3.45%, 01/15/23	100	92
Targa Resources Partners LP
6.88%, 02/01/21	62	67
6.38%, 08/01/22	75	79
5.25%, 05/01/23	100	97
Total Capital Canada Ltd., 0.62%, 01/15/16 (b)	100	101
Total Capital International SA, 0.81%, 08/10/18 (b)	100	101
Transocean Inc., 6.00%, 03/15/18	200	224

See accompanying Notes to Financial Statements.

	Shares/Par †	Value
Western Gas Partners LP
2.60%, 08/15/18	100	99
4.00%, 07/01/22	100	95
Williams Partners LP, 4.50%, 11/15/23	100	99
		6,405
FINANCIALS - 30.7%
Ally Financial Inc., 3.65%, 06/20/14 (b)	70	71
American Campus Communities Operating Partnership LP, 3.75%, 04/15/23	50	46
American Express Credit Corp., 0.75%, 07/29/16 (b)	300	302
American Tower Corp., 3.50%, 01/31/23	300	273
Banco Continental SA via Continental Senior Trustees II Cayman Ltd., 5.75%, 01/18/17 (a)	300	322
Banco de Credito del Peru, 4.25%, 04/01/23 (a)	100	92
Banco de Credito e Inversiones, 3.00%, 09/13/17 (a)	200	200
Banco del Estado de Chile, 2.00%, 11/09/17 (a)	150	147
Banco Santander Brasil SA
4.50%, 04/06/15 (a)	100	103
4.63%, 02/13/17 (a)	300	312
Bank of America Corp.
6.50%, 08/01/16	350	395
0.00%, 01/04/17 (g)	500	474
Bankia SA, 3.50%, 12/14/15, EUR	100	142
Banque PSA Finance SA
2.14%, 04/04/14 (b) (c)	100	100
3.88%, 01/14/15, EUR	100	140
Barclays Bank Plc, 14.00%, (callable at 100 beginning 12/15/19) (b) (h), GBP	200	440
BBVA US Senior SAU, 4.66%, 10/09/15	200	210
Caterpillar Financial Australia Ltd., 4.25%, 09/03/14, AUD	100	90
CIT Group Inc.
5.25%, 04/01/14 (a)	100	101
4.25%, 08/15/17	200	208
Citigroup Inc.
6.38%, 08/12/14	407	421
5.50%, 10/15/14	89	92
1.25%, 01/15/16	200	201
1.04%, 04/01/16 (b)	500	503
Credit Suisse AG, 6.50%, 08/08/23 (c)	200	213
Deutsche Annington Finance BV, 3.20%, 10/02/17 (a)	100	101
Eksportfinans ASA, 5.50%, 06/26/17	100	105
Fidelity National Financial Inc., 5.50%, 09/01/22	100	104
First American Financial Corp., 4.30%, 02/01/23	100	95
Ford Motor Credit Co. LLC
8.00%, 06/01/14	100	103
1.34%, 08/28/14 (b)	200	201
8.70%, 10/01/14	200	212
7.00%, 04/15/15	100	108
12.00%, 05/15/15	100	115
2.38%, 01/16/18	200	202
Goldman Sachs Group Inc.
5.95%, 01/18/18	700	796
6.15%, 04/01/18	200	229
7.50%, 02/15/19	180	219
6.00%, 06/15/20	200	229
HBOS Plc, 6.75%, 05/21/18 (a)	200	226
Host Hotels & Resorts LP, 6.00%, 10/01/21	50	54
HSBC Bank Plc, 0.88%, 05/15/18 (b) (c)	200	200
HSBC Bank USA NA, 4.88%, 08/24/20	110	119
HSBC Finance Corp., 6.68%, 01/15/21	350	402
Hyundai Capital America, 1.88%, 08/09/16 (c)	100	100
ICICI Bank Ltd., 5.00%, 01/15/16	100	105
Intesa Sanpaolo SpA, 6.50%, 02/24/21 (a)	250	273
JPMorgan Chase & Co., 0.96%, 03/31/16 (b)	100	99
JPMorgan Chase Bank NA
0.57%, 06/13/16 (b)	250	249
5.88%, 06/13/16	300	333
5.38%, 09/28/16, GBP	100	180
0.99%, 05/31/17 (b), EUR	500	680
6.00%, 10/01/17	250	286
LBG Capital No.1 Plc, 7.59%, 05/12/20, GBP	200	350
LeasePlan Corp NV, 2.50%, 05/16/18 (c)	200	194
Lloyds Bank Plc, 12.00%, (callable at 100 beginning 12/16/24) (a) (h)	100	135
Merrill Lynch & Co. Inc., 6.88%, 04/25/18	510	603
Moody’s Corp., 4.50%, 09/01/22	200	197
Morgan Stanley
6.25%, 08/28/17	100	114
7.30%, 05/13/19	390	473
5.75%, 01/25/21	100	113
PHH Corp., 9.25%, 03/01/16	100	114
QBE Insurance Group Ltd., 2.40%, 05/01/18 (a)	200	192
RCI Banque SA, 3.50%, 04/03/18 (c)	100	102
Royal Bank of Scotland Group Plc, 6.99%, (callable at 100 beginning 10/05/17) (a) (b) (h)	100	107
Royal Bank of Scotland Plc, 9.50%, 03/16/22 (b)	100	117
Sberbank of Russia Via SB Capital SA, 5.40%, 03/24/17	200	214
SL Green Realty Corp., 4.50%, 12/01/22	100	95
SLM Corp.
3.88%, 09/10/15	150	155
8.45%, 06/15/18	200	233
Springleaf Finance Corp., 6.90%, 12/15/17	100	109
UBS AG Stamford, 7.63%, 08/17/22	250	286
Wells Fargo Bank NA, 5.95%, 08/26/36	100	113
Weyerhaeuser Co., 7.38%, 10/01/19	300	364
		16,103
HEALTH CARE - 2.8%
AbbVie Inc., 1.20%, 11/06/15	100	101
Alliance Boots Ltd. Term Loan
3.49%, 11/24/16 (b), GBP	88	145
3.48%, 02/01/17 (b), GBP	12	21
Amgen Inc.
2.30%, 06/15/16	150	155
4.10%, 06/15/21	355	369
Biomet Inc. Incremental Term Loan, 3.75%, 07/17/17 (b)	148	149
WellPoint Inc., 1.25%, 09/10/15	500	503
		1,443
INDUSTRIALS - 2.5%
ADT Corp., 3.50%, 07/15/22	100	87
Aviation Capital Group Corp.
4.63%, 01/31/18 (c)	100	104
7.13%, 10/15/20 (a)	50	56
AWAS Aviation Capital Ltd., 7.00%, 10/17/16 (a)	36	37
Burlington Northern Santa Fe LLC, 3.45%, 09/15/21	125	123
General Electric Co., 5.25%, 12/06/17	130	147
International Lease Finance Corp.
6.75%, 09/01/16 (a)	200	223
7.13%, 09/01/18 (a)	90	104

See accompanying Notes to Financial Statements.

Curian Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands, except contracts)

December 31, 2013

	Shares/Par †	Value
Masco Corp., 6.50%, 08/15/32	100	98
Penske Truck Leasing Co. LP
3.75%, 05/11/17 (a)	40	42
3.38%, 03/15/18 (a)	100	102
USG Corp., 8.38%, 10/15/18 (a)	100	109
Verisk Analytics Inc., 4.13%, 09/12/22	100	97
		1,329
INFORMATION TECHNOLOGY - 1.3%
Activision Blizzard Inc., 5.63%, 09/15/21 (c)	100	104
Autodesk Inc., 1.95%, 12/15/17	100	99
Baidu Inc., 3.25%, 08/06/18	300	303
Dell Inc. Term Loan B, 4.50%, 03/23/17 (b)	200	200
		706
MATERIALS - 1.6%
Building Materials Corp. of America, 6.75%, 05/01/21 (a)	100	108
Cemex SAB de CV, 5.88%, 03/25/19 (a)	200	200
EuroChem Mineral & Chemical Co. OJSC via EuroChem GI Ltd., 5.13%, 12/12/17 (a)	200	201
Georgia-Pacific LLC, 7.38%, 12/01/25	50	62
Graphic Packaging International Inc., 4.75%, 04/15/21	50	50
Huntsman International LLC, 4.88%, 11/15/20	100	98
Rock-Tenn Co., 4.90%, 03/01/22	30	31
Walter Energy Inc., 8.50%, 04/15/21	100	83
Westlake Chemical Corp., 3.60%, 07/15/22	30	28
		861
TELECOMMUNICATION SERVICES - 4.7%
CC Holdings GS V LLC, 3.85%, 04/15/23	200	187
Crown Castle International Corp., 5.25%, 01/15/23	100	98
Lynx I Corp., 5.38%, 04/15/21 (a)	200	200
Sprint Communications Inc., 8.38%, 08/15/17	200	232
Telecom Italia Capital SA, 6.18%, 06/18/14	65	67
Telecom Italia SpA, 7.38%, 12/15/17, GBP	100	182
Telefonica Emisiones SAU
3.99%, 02/16/16	100	105
6.42%, 06/20/16	100	111
Verizon Communications Inc.
6.10%, 04/15/18	40	46
4.50%, 09/15/20	200	214
5.15%, 09/15/23	400	429
6.55%, 09/15/43	500	583
		2,454
UTILITIES - 1.5%
Dominion Resources Inc., 5.15%, 07/15/15	150	159
Duquesne Light Holdings Inc., 5.90%, 12/01/21 (a)	50	55
Energy Future Intermediate Holding Co. LLC, 6.88%, 08/15/17 (a)	100	103
Korea Hydro & Nuclear Power Co. Ltd., 2.88%, 10/02/18 (a)	200	199
MidAmerican Energy Holdings Co., 6.50%, 09/15/37	50	58
Niagara Mohawk Power Corp., 2.72%, 11/28/22 (c)	100	92
Western Massachusetts Electric Co., 3.50%, 09/15/21	100	99
		765
Total Corporate Bonds and Notes (cost $33,269)		33,264

	Shares/Par/Contracts †	Value
GOVERNMENT AND AGENCY OBLIGATIONS - 31.0%
GOVERNMENT SECURITIES - 29.1%
Sovereign - 1.7%
Junta de Castilla y Leon, 6.51%, 03/01/19, EUR	100	157
Slovenia Government International Bond, 4.70%, 11/01/16 (c), EUR	100	141
Spain Government Bond
3.80%, 01/31/17, EUR	100	145
3.75%, 10/31/18, EUR	300	432
		875
U.S. Treasury Securities - 27.4%
U.S. Treasury Bond
3.13%, 11/15/41 - 02/15/43	1,060	907
3.00%, 05/15/42 (i)	800	668
2.75%, 11/15/42 (i)	200	157
0.00%,11/15/43 (g)	2,500	713
3.75%, 11/15/43	400	385
U.S. Treasury Note
0.50%, 08/15/14 - 10/15/14	771	773
0.25%, 08/31/14 - 01/15/15	9,200	9,207
0.38%, 11/15/14	400	401
1.00%, 05/31/18	500	489
1.50%, 08/31/18	600	597
2.50%, 08/15/23	100	96
		14,393
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 1.9%
Federal National Mortgage Association - 1.9%
Federal National Mortgage Association, 3.50%, 01/15/44, TBA (j)	1,000	993
Total Government and Agency Obligations (cost $16,517)		16,261

PURCHASED OPTIONS - 0.0%
Put Swaption, 3 month LIBOR versus 3.45% fixed, Expiration 09/21/15, DUB	1	16
Total Purchased Options (cost $8)		16

SHORT TERM INVESTMENTS - 2.9%
Commercial Paper - 0.8%
Itau Unibanco NY, 1.33%, 03/03/14	$400	399

Investment Company - 1.2%
JNL Money Market Fund, 0.01% (k) (l)	616	616

Treasury Securities - 0.9%
Mexico Cetes
0.28%, 03/20/14, MXN	100	76
0.27%, 06/12/14, MXN	200	151
U.S. Treasury Bill, 0.10%, 09/18/14 (i)	$271	271
		498
Total Short Term Investments (cost $1,515)		1,513

Total Investments - 101.6% (cost $53,595)		53,336
Other Assets and Liabilities, Net - (1.6%)		(863)
Total Net Assets - 100.0%		$52,473

(a)         Rule 144A or Section 4(2) of the Securities Act of 1933 security which is restricted to resale to institutional investors. The Sub-Adviser has deemed the Rule 144A or Section 4(2) securities to be liquid based on procedures approved by the Trust’s Board of Trustees. Other securities restricted to resale institutional investors may be liquid. As of December 31, 2013, the value of Rule 144A and Section 4(2) liquid securities was $6,335.

See accompanying Notes to Financial Statements.

Curian Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2013

(b)         Variable rate security. Rate stated was in effect as of December 31, 2013.

(c)          Rule 144A, Section 4(2) of the Securities Act of 1933 or other security which is restricted to resale to institutional investors.  The Sub-Adviser has not deemed these securities to be liquid based on procedures approved by the Trust’s Board of Trustees.  See Restricted Securities Note in these Schedules of Investments

(d)         The interest rate for this security is inversely affected by upgrades or downgrades to the credit rating of the issuer.

(e)          Non-income producing security.

(f)           Security is in default relating to principal and/or interest.

(g)          Security issued with a zero coupon. Income is recognized through the accretion of discount.

(h)         Perpetual security.

(i)             All or a portion of the security is pledged or segregated as collateral.  See the Notes to Financial Statements.

(j)            All or a portion of the investment was purchased on a delayed delivery basis. As of December 31, 2013, the total cost of investments purchased on a delayed delivery basis was $995.

(k)         Investment in affiliate.

(l)             Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2013.

	Shares/Par †	Value
Curian/The Boston Company Multi-Alpha Market Neutral Equity Fund
COMMON STOCKS - 92.0%
CONSUMER DISCRETIONARY - 15.8%
Aisin Seiki Co. Ltd.	15	$602
Amazon.com Inc. (a)	1	391
AMC Networks Inc. - Class A (a) (b)	11	719
Best Buy Co. Inc. (b)	43	1,714
Comcast Corp. - Class A (b)	12	639
Daimler AG	20	1,710
Delphi Automotive Plc (b)	8	479
Esprit Holdings Ltd. (a)	335	647
Great Wall Motor Co. Ltd. - Class H (c)	126	695
Kohl’s Corp. (b)	10	560
Las Vegas Sands Corp. (b)	7	569
Lowe’s Cos. Inc. (b)	23	1,143
Michael Kors Holdings Ltd. (a) (b)	6	475
Newell Rubbermaid Inc.	12	384
Office Depot Inc. (a)	41	217
Priceline.com Inc. (a) (b)	1	1,465
PVH Corp. (b)	4	590
SJM Holdings Ltd.	712	2,393
Starbucks Corp. (b)	5	397
Tractor Supply Co. (b)	10	768
TRW Automotive Holdings Corp. (a) (b)	4	310
Twenty-First Century Fox Inc. - Class A (b)	12	427
Under Armour Inc. - Class A (a)	5	397
Viacom Inc. - Class B (b)	6	537
William Hill Plc	83	553
		18,781
CONSUMER STAPLES - 9.0%
AMBEV SA - ADR	330	2,426
Avon Products Inc. (b)	26	442
Brown-Forman Corp. - Class B (b)	13	1,019
Carrefour SA	17	673
Costco Wholesale Corp. (b)	9	1,101
CVS Caremark Corp. (b)	3	244
Mondelez International Inc. - Class A (b)	13	454
PepsiCo Inc. (b)	5	450
Philip Morris International Inc. (b)	6	491
SABMiller Plc	30	1,564
Unilever NV - ADR	36	1,436
Whole Foods Market Inc. (b)	7	409
		10,709
ENERGY - 7.2%
Anadarko Petroleum Corp. (b)	4	344
Antero Resources Corp. (a) (b)	8	478
Cameron International Corp. (a) (b)	7	425
ENI SpA	22	531
Ensco Plc - Class A (b)	14	780
EOG Resources Inc. (b)	4	651
Halliburton Co.	12	631
Magnum Hunter Resources Corp. (a)	62	454
National Oilwell Varco Inc. (b)	6	512
Newfield Exploration Co. (a)	7	170
Noble Energy Inc. (b)	9	613
Peabody Energy Corp. (b)	29	573
Petroleo Brasileiro SA - Petrobras - ADR (b)	28	381
Pioneer Natural Resources Co. (b)	5	941
Range Resources Corp. (b)	5	430
Weatherford International Ltd. (a) (b)	20	316
Whiting Petroleum Corp. (a) (b)	6	397
		8,627
FINANCIALS - 16.9%
Allstate Corp. (b)	6	339
Ameriprise Financial Inc. (b)	5	522
Banco Santander Brasil SA - ADR (b)	48	291
Bank of America Corp. (b)	120	1,874
Barclays Plc	117	528
CBOE Holdings Inc. (b)	7	348
Columbia Banking System Inc. (b)	8	223
Deutsche Bank AG	11	551
E*TRADE Financial Corp. (a) (b)	60	1,175
esure Group Plc	180	743
Fidelity National Financial Inc. - Class A	7	216
First Financial Holdings Inc. (b)	7	432
Goldman Sachs Group Inc. (b)	3	580
Greenhill & Co. Inc. (b)	6	349
Hartford Financial Services Group Inc. (b)	39	1,415
ING Groep NV (a)	22	305
ING US Inc. (b)	29	1,023
IntercontinentalExchange Group Inc.	2	522
Invesco Ltd. (b)	14	497
JPMorgan Chase & Co.	9	504
KeyCorp (b)	30	404
Lincoln National Corp.	10	491
Morgan Stanley (b)	19	607
Muenchener Rueckversicherungs AG	6	1,213
ProLogis Inc. (b)	31	1,131
Realogy Holdings Corp. (a)	7	352
Regions Financial Corp. (b)	48	476
Societe Generale SA	6	348
SVB Financial Group (a) (b)	2	238
TD Ameritrade Holding Corp. (b)	26	808
UMB Financial Corp. (b)	11	694
Waddell & Reed Financial Inc. - Class A (b)	10	630
Weyerhaeuser Co.	9	284
		20,113
HEALTH CARE - 12.1%
AbbVie Inc.	4	220
Actavis plc (a) (b)	1	195
Agilent Technologies Inc.	2	121
Alexion Pharmaceuticals Inc. (a)	2	208
Alkermes Plc (a) (b)	3	119
Allergan Inc. (b)	4	433
AmerisourceBergen Corp. (b)	2	153

See accompanying Notes to Financial Statements.

	Shares/Par †	Value
Amgen Inc. (b)	7	787
Biogen Idec Inc. (a) (b)	1	238
Bristol-Myers Squibb Co. (b)	4	235
Cardinal Health Inc.	3	198
CareFusion Corp. (a) (b)	3	132
Celgene Corp. (a) (b)	1	194
Celldex Therapeutics Inc. (a)	4	88
CIGNA Corp. (b)	6	494
Emergent BioSolutions Inc. (a) (b)	53	1,229
Envision Healthcare Holdings Inc. (a) (b)	2	85
Forest Laboratories Inc. (a)	4	223
Gilead Sciences Inc. (a) (b)	4	310
Hanger Orthopedic Group Inc. (a) (b)	16	624
HCA Holdings Inc. (a) (b)	17	794
Illumina Inc. (a) (b)	2	215
Incyte Corp. (a)	3	164
Jazz Pharmaceuticals Plc (a)	1	182
Medivation Inc. (a)	2	119
MEDNAX Inc. (a) (b)	7	394
Mylan Inc. (a)	4	191
Perrigo Co. Plc (b)	2	354
Pfizer Inc. (b)	17	512
Questcor Pharmaceuticals Inc. (b)	4	195
Regeneron Pharmaceuticals Inc. (a) (b)	1	146
Salix Pharmaceuticals Ltd. (a) (b)	8	718
Sanofi	9	925
Universal Health Services Inc. - Class B (b)	1	110
Vertex Pharmaceuticals Inc. (a) (b)	2	152
WuXi PharmaTech Cayman Inc. - ADR (a) (b)	76	2,912
		14,369
INDUSTRIALS - 6.5%
Allegion Plc (a) (b)	7	300
Alstom SA	8	283
Equifax Inc. (b)	4	294
Ingersoll-Rand Plc (b)	20	1,255
Kirby Corp. (a) (b)	4	411
Landstar System Inc. (b)	9	513
Manpowergroup Inc. (b)	7	573
Parker Hannifin Corp. (b)	2	307
Regal-Beloit Corp. (b)	4	317
Serco Group Plc	83	686
Steelcase Inc. - Class A (b)	55	865
Tyco International Ltd. (b)	19	781
Union Pacific Corp. (b)	4	734
Watts Water Technologies Inc. - Class A	4	235
Woodward Inc.	5	223
		7,777
INFORMATION TECHNOLOGY - 14.9%
Adobe Systems Inc. (a) (b)	10	579
Akamai Technologies Inc. (a) (b)	14	656
Amphenol Corp. - Class A (b)	12	1,061
Applied Materials Inc. (b)	18	319
Applied Micro Circuits Corp. (a)	40	538
Avnet Inc. (b)	20	899
Baidu.com - ADR (a)	2	301
Ciena Corp. (a) (b)	39	944
Cognizant Technology Solutions Corp. - Class A (a) (b)	4	387
CSG Systems International Inc. (b)	27	808
Dealertrack Technologies Inc. (a) (b)	8	400
EMC Corp. (b)	27	682
Facebook Inc. - Class A (a) (b)	8	427
Finisar Corp. (a) (b)	31	738
Google Inc. - Class A (a) (b)	1	841
Heartland Payment Systems Inc. (b)	9	431
Jabil Circuit Inc.	13	235
JDS Uniphase Corp. (a) (b)	119	1,544
Juniper Networks Inc. (a) (b)	49	1,101
Lattice Semiconductor Corp. (a) (b)	75	414
Linkedin Corp. - Class A (a) (b)	2	375
Micron Technology Inc. (a) (b)	12	258
Salesforce.com Inc. (a) (b)	8	434
Seagate Technology Plc (b)	8	472
ServiceNow Inc. (a)	5	281
Texas Instruments Inc. (b)	7	324
Visa Inc. - Class A (b)	4	857
Western Digital Corp. (b)	6	515
Xilinx Inc. (b)	19	871
		17,692
MATERIALS - 5.7%
ArcelorMittal	17	298
Chemtura Corp. (a) (b)	22	602
CRH Plc	25	638
Eastman Chemical Co. (b)	5	441
Lanxess AG	12	790
LyondellBasell Industries NV - Class A (b)	4	334
PPG Industries Inc. (b)	6	1,068
Praxair Inc. (b)	4	564
Rio Tinto Ltd.	7	442
Valspar Corp. (b)	4	284
Vulcan Materials Co. (b)	23	1,344
		6,805
TELECOMMUNICATION SERVICES - 0.7%
T-Mobile US Inc. (b)	23	774

UTILITIES - 3.2%
Centerpoint Energy Inc. (b)	25	574
Drax Group Plc	55	730
Enel SpA	128	559
National Grid Plc	51	672
NextEra Energy Inc. (b)	7	631
NRG Energy Inc. (b)	24	687
		3,853
Total Common Stocks (cost $92,379)		109,500

SHORT TERM INVESTMENTS - 7.5%
Investment Company - 7.2%
JNL Money Market Fund, 0.01% (d) (e)	8,595	8,595

Securities Lending Collateral - 0.3%
Repurchase Agreement with CSI, 0.00% (Collateralized by $14 U.S. Treasury Note Strip, due 03/31/14-05/15/19, value $13, and $1,014 U.S. Treasury Bond Strip, due 02/15/36-08/15/43, value $358) acquired on 12/31/13, due 01/02/14 at $364	$364	364
Total Short Term Investments (cost $8,959)		8,959

Total Investments - 99.5% (cost $101,338)		118,459
Total Securities Sold Short - (90.1%) (proceeds $97,345)		(107,283)
Other Assets and Liabilities, Net - 90.6%		107,912
Total Net Assets - 100.0%		$119,088

SECURITIES SOLD SHORT - 90.1%
COMMON STOCKS - 87.8%
CONSUMER DISCRETIONARY - 13.5%
Ann Inc.	18	$663
Bayerische Motoren Werke AG	14	1,693
Bed Bath & Beyond Inc.	9	690
Carnival Plc	43	1,715
Coach Inc.	11	615

See accompanying Notes to Financial Statements.

	Shares/Par †	Value
Denso Corp.	12	629
DIRECTV	11	729
Family Dollar Stores Inc.	5	300
Gap Inc.	9	350
Golden Eagle Retail Group Ltd.	402	532
L Brands Inc.	10	615
Li & Fung Ltd.	992	1,282
Li & Fung Ltd. - ADR	175	446
Marriott International Inc. - Class A	26	1,261
Panera Bread Co. - Class A	7	1,159
PetSmart Inc.	25	1,816
Ralph Lauren Corp. - Class A	3	554
Six Flags Entertainment Corp.	19	695
Wynn Resorts Ltd.	2	398
		16,142
CONSUMER STAPLES - 8.1%
Cal-Maine Foods Inc.	8	487
Casino Guichard Perrachon SA	4	511
Dr. Pepper Snapple Group Inc.	14	660
Flowers Foods Inc.	30	634
General Mills Inc.	26	1,315
Kellogg Co.	5	297
Kimberly-Clark Corp.	9	985
Sanderson Farms Inc.	10	733
Sysco Corp.	20	711
Tesco Plc	269	1,493
Tingyi Cayman Islands Holding Corp.	638	1,846
		9,672
ENERGY - 7.3%
Atwood Oceanics Inc.	10	532
Cameco Corp.	27	551
Chevron Corp.	3	401
China Petroleum & Chemical Corp. - ADR - Class H	14	1,175
Comstock Resources Inc.	65	1,192
EXCO Resources Inc.	69	365
Nabors Industries Ltd.	23	399
Rowan Cos. Plc - Class A	15	536
SandRidge Energy Inc.	57	345
Seadrill Ltd.	37	1,512
Ultra Petroleum Corp.	78	1,691
		8,699
FINANCIALS - 14.9%
ACE Ltd.	5	512
Admiral Group Plc	36	777
Aflac Inc.	23	1,520
American Tower Corp.	8	674
AvalonBay Communities Inc.	10	1,200
City National Corp.	11	837
Comerica Inc.	21	1,020
Cullen/Frost Bankers Inc.	3	223
Discover Financial Services	15	841
EverBank Financial Corp.	36	667
Federated Investors Inc. - Class B	34	986
First Republic Bank	9	460
Hannover Rueck SE	19	1,621
Hanover Insurance Group Inc.	6	384
HSBC Holdings Plc	42	457
Manulife Financial Corp.	27	531
National Penn Bancshares Inc.	42	476
New York Community Bancorp Inc.	46	767
Platinum Underwriters Holdings Ltd.	4	227
Post Properties Inc.	3	122
RenaissanceRe Holdings Ltd.	13	1,263
Standard Chartered Plc	19	424
Travelers Cos. Inc.	6	503
Trustmark Corp.	6	159
Zillow Inc. - Class A	5	432
Zions Bancorporation	23	696
		17,779
HEALTH CARE - 10.5%
Acorda Therapeutics Inc.	12	359
Aegerion Pharmaceuticals Inc.	6	438
Arena Pharmaceuticals Inc.	69	403
Conmed Corp.	31	1,334
DaVita HealthCare Partners Inc.	5	338
Dentsply International Inc.	2	119
Endo Health Solutions Inc.	6	424
H Lundbeck A/S	8	199
Haemonetics Corp.	33	1,382
Hologic Inc.	6	135
Hospira Inc.	3	109
Integra LifeSciences Holdings Corp.	24	1,131
Intuitive Surgical Inc.	—	157
Ironwood Pharmaceuticals Inc. - Class A	35	410
Laboratory Corp. of America Holdings	1	90
Masimo Corp.	34	979
Myriad Genetics Inc.	31	648
Novo-Nordisk A/S - ADR	3	571
Owens & Minor Inc.	3	128
Patterson Cos. Inc.	3	107
Qiagen NV	17	404
Seattle Genetics Inc.	9	370
Valeant Pharmaceuticals International Inc.	7	777
Varian Medical Systems Inc.	17	1,315
WellCare Health Plans Inc.	2	130
		12,457
INDUSTRIALS - 9.6%
AGCO Corp.	11	630
Applied Industrial Technologies Inc.	11	557
Brady Corp. - Class A	26	800
Chicago Bridge & Iron Co. NV	6	478
Copart Inc.	25	898
Deere & Co.	14	1,235
Dun & Bradstreet Corp.	2	258
Fastenal Co.	15	733
Finning International Inc.	35	899
G4S Plc	139	605
Kennametal Inc.	19	991
MSC Industrial Direct Co. Inc. - Class A	10	814
Pitney Bowes Inc.	30	708
Quanta Services Inc.	6	202
Sandvik AB	21	291
Titan Machinery Inc.	13	224
UTi Worldwide Inc.	62	1,084
		11,407
INFORMATION TECHNOLOGY - 12.7%
Activision Blizzard Inc.	33	581
Aixtron SE NA - ADR	61	889
Altera Corp.	8	267
Aruba Networks Inc.	14	253
Avago Technologies Ltd.	8	431
Cisco Systems Inc.	36	819
Concur Technologies Inc.	15	1,569
eBay Inc.	12	633
Electronic Arts Inc.	5	104
Equinix Inc.	4	788
Hewlett-Packard Co.	28	794
International Business Machines Corp.	5	870
KLA-Tencor Corp.	5	299

See accompanying Notes to Financial Statements.

	Shares/Par †	Value
Power Integrations Inc.	14	754
QUALCOMM Inc.	6	420
Rackspace Hosting Inc.	22	846
RF Micro Devices Inc.	85	441
SAP AG - ADR	20	1,746
Skyworks Solutions Inc.	16	464
Symantec Corp.	12	292
Take-Two Interactive Software Inc.	44	771
Western Union Co.	64	1,099
		15,130
MATERIALS - 6.4%
Albemarle Corp.	21	1,331
Alcoa Inc.	112	1,190
BASF SE	6	678
CF Industries Holdings Inc.	3	601
EI Du Pont de Nemours & Co.	5	293
Greif Inc. - Class A	16	835
International Paper Co.	12	594
Mosaic Co.	12	578
United States Steel Corp.	51	1,499
		7,599
TELECOMMUNICATION SERVICES - 1.8%
AT&T Inc.	25	877
China Mobile Ltd. - ADR	8	416
Crown Castle International Corp.	5	363
Verizon Communications Inc.	9	457
		2,113
UTILITIES - 3.0%
Centrica Plc	107	617
Consolidated Edison Co.	18	978
Duke Energy Corp.	14	933
Entergy Corp.	9	541
Southern Co.	12	486
		3,555
Total Common Stocks (proceeds $95,446)		104,553

PREFERRED STOCKS - 2.1%
CONSUMER STAPLES - 2.1%
Lindt & Spruengli AG	1	2,475
Total Preferred Stocks (proceeds $1,646)		2,475

INVESTMENT COMPANIES - 0.2%
Morgan Stanley Emerging Markets Domestic Debt Fund Inc.	6	77
PowerShares Emerging Markets Sovereign Debt Portfolio	3	85
WisdomTree Emerging Markets Local Debt Fund	2	82
Total Investment Companies (proceeds $253)		244

RIGHTS - 0.0%
EXCO Resources Inc.	69	11
Total Rights (proceeds $0)		11

Total Securities Sold Short - 90.1% (proceeds $97,345)		$107,283

(a)       Non-income producing security.

(b)       All or a portion of the security is pledged or segregated as collateral.  See the Notes to Financial Statements.

(c)        All or portion of the security was on loan.

(d)       Investment in affiliate.

(e)        Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2013.

†     For funds with fixed income securities, par amounts are listed in United States Dollars unless otherwise noted.  Options are quoted in unrounded number of contracts.  Gold bullion is quoted in unrounded ounces.

“-” Amount rounds to less than one thousand

See accompanying Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

Curian Variable Series Trust:

We have audited the financial statements of Curian/BlackRock Global Long Short Credit Fund, Curian/DFA U.S. Micro Cap Fund,  Curian Long Short Credit Fund, Curian/PIMCO Credit Income Fund, and Curian/The Boston Company Multi-Alpha Market Neutral Equity Fund (the “Funds”) as of and for the year ended December 31, 2013, and have issued our unqualified report thereon dated February 27, 2014 (which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR).  We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Our audits included audits of the Funds’ schedules of investments in securities (the “Schedules”) as of December 31, 2013 appearing in Item 6 of this Form N-CSR. These Schedules are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these Schedules based on our audits.

In our opinion, the Schedules referred to above, when read in conjunction with the financial statements of the Funds referred to above, present fairly, in all material respects, the information set forth therein.

/s/ KPMG LLP

Chicago, Illinois

February 27, 2014

(b)  Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

No material changes have been made.

Item 11.  Controls and Procedures.

(a)               The registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the registrant’s filings under the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, is recorded, processed, summarized, and reported within the periods specified in the rules and forms of the U.S. Securities and Exchange Commission.  Such information is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.  The registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within ninety (90) days prior to the filing date of this report on Form N-CSR, the registrant had carried out an evaluation, under the supervision and with the participation of the registrant’s management, including the registrant’s principal executive officer and the registrant’s principal financial officer, of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures.  Based on such evaluation, the registrant’s principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures are effective.

(b)               There have been no significant changes in the registrant’s internal controls over financial reporting during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal controls over financial reporting.  There have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this report on Form N-CSR.

Item 12.  Exhibits.

(a)	(1) Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (as defined in Item 2(b) of Form N-CSR) is attached hereto.

(2) The certifications required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.
(3) Not applicable.

(b)	The certification required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Curian Variable Series Trust

By:	/s/ Daniel W. Koors
Daniel W. Koors
Principal Financial Officer

Date:	March 6, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Michael A. Bell
Michael A. Bell
Principal Executive Officer

Date:	March 6, 2014

By:	/s/ Daniel W. Koors
Daniel W. Koors
Principal Financial Officer

Date:	March 6, 2014

EXHIBIT LIST

Exhibit 12(a)(1)	Registrant’s Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.

Exhibit 12(a)(2)	Certification of the Principal Executive Officer required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.

Certification of the Principal Financial Officer required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.

Exhibit 12(b)	Certification required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended.